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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05686

                         AIM Investment Securities Funds
               (Exact name of registrant as specified in charter)

                11 Greenway Plaza, Suite 100 Houston, Texas 77046
               (Address of principal executive offices) (Zip code)

       Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (713) 626-1919

Date of fiscal year end: 7/31

Date of reporting period: 7/31/09

Item 1. Reports to Stockholders.

[INVESCO AIM LOGO]          ANNUAL REPORT TO SHAREHOLDERS          JULY 31, 2009
 --SERVICE MARK--

                               AIM CORE BOND FUND

                               [MOUNTAIN GRAPHIC]

2      Letters to Shareholders
4      Performance Summary
4      Management Discussion
6      Long-Term Fund Performance
8      Supplemental Information
9      Schedule of Investments
16     Financial Statements
19     Notes to Financial Statements
28     Financial Highlights
29     Auditor's Report
30     Fund Expenses
31     Approval of Investment Advisory and Sub-Advisory Agreements
34     Tax Information
T-1    Trustees and Officers

                                     Dear Shareholders:

                                     While the year covered by this report was difficult - for long-time investors and veteran investment professionals alike - economic conditions and market trends appeared much more
               [TAYLOR               favorable at the close of the fiscal year than at its start.
                PHOTO]
                                        The 12 months ended July 31, 2009, included a sharp market sell-off that occurred in the second half of 2008. That downturn affected virtually all sectors, markets and investors. The decline had a number of causes, the most immediate being unprecedented turmoil in credit markets. Economic uncertainty prompted banks to hoard cash and reduce lending, and caused investors to shun short-term corporate debt. As a result, businesses found it difficult to fund
            Philip Taylor            their day-to-day operations, and the U.S. economy - as well as economies around the globe -
                                     virtually froze briefly.

                                     INCREASED COMMUNICATION

                                     These developments prompted a greater-than-usual number of shareholders to contact me.

Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.

   Many of you sought explanations for the decline in the value of your accounts, while others asked more general questions about when the economy might improve. Your questions, comments and suggestions gave me better insight into what was on your minds, and I was pleased that so many of you took the time to share your thoughts with me.

   As a result, Invesco Aim's investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of "Investment Perspectives" articles on our website, invescoaim.com. Through these articles, we've tried to provide timely market commentary, general investor education information and sector updates. I hope you'll take a moment to read them and let me know if you find them useful.

   To access your Fund's latest quarterly commentary, click on "Products and Performance" at the top of our website; next, select
"Mutual Funds"; and then click on "Quarterly Commentary."

   I also hope you've stayed in touch with your financial advisor. An experienced financial advisor who is familiar with your individual investment goals, time horizon and risk tolerance can be a source of comfort and information during uncertain times. He or she can monitor your investments to ensure they're on track and can prevent you from making impulsive short-term decisions that may have adverse long-term consequences.

REASONS FOR OPTIMISM

The economy and equity markets reacted to a barrage of negative news during the year. Consumer spending - which accounts for more than two-thirds(1) of the U.S. economy - was sluggish as unemployment rose; more workers worried about their job security; home and portfolio values declined; and credit became more difficult to obtain.

   In his semiannual monetary policy report to Congress in late July, U.S. Federal Reserve Board Chairman Ben Bernanke summarized the stresses and strains the U.S. and global economies suffered in late 2008 and early 2009. Importantly, he suggested that the aggressive, coordinated actions taken by governments and central banks around the world finally may be yielding results. He testified that in recent months:

   -  The pace of overall economic decline appears to have slowed significantly.

   -  Credit availability, for consumers and businesses, has improved noticeably.

   -  Investors' extreme risk aversion has eased somewhat.

   -  The decline in housing activity appears to have moderated.

   While these and other trends offer encouragement, uncertainties remain. Chairman Bernanke testified that he anticipates a gradual recovery in 2010 with some acceleration in economic growth in 2011, together with subdued inflation over the next two years. His considered judgment appears to be shared by investors who have begun to return, cautiously, to the equities market, causing major
U.S. stock-market indexes to bounce off their March lows.

A SINGLE FOCUS

I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest(2) and most diversified global asset managers. It provides clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.

   Our investment professionals have managed clients' money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.

   If you have questions about this report or your account, please contact one of our client services representatives at 800 959
4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.

   Thank you for investing with us. All of us at Invesco Aim look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1)  Reuters;

(2)  Pensions & Investments



2     AIM CORE BOND FUND

                                     Dear Fellow Shareholders:

                                     Although the economy and financial markets have shown some signs of hope, investors remain
              [CROCKETT              rightfully cautious. Staying with an appropriately diversified investment program focused on
               PHOTO]                your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.

                                        Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance
            Bruce Crockett           performance in ways that put your interests first.

                                        We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.'s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market's decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim
Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals."

   The website also contains news and market information, investment education and planning information and current reports and prospectuses for all the AIM Funds and I highly recommend it to you.

   You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3     AIM CORE BOND FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
=======================================================================================      Sell decisions are based on:
PERFORMANCE SUMMARY
                                                                                          -  A conscious decision to alter the
For the fiscal year ended July 31, 2009, AIM Core Bond Fund underperformed the Fund's        Fund's macro risk exposure (for
broad market and style-specific index, the Barclays Capital U.S. Aggregate                   example, duration, yield curve
Index(Triangle) The Fund's underperformance relative to the index was mainly due to its      positioning, sector exposure).
overweight allocation to corporate bonds in the financials sector and security
selection within both investment-grade corporate bonds and mortgage-backed securities     -  The need to limit or reduce exposure to
(MBS).                                                                                       a particular sector or issuer.

   Your Fund's long-term performance appears later in this report.                        -  Degradation of an issuer's credit
                                                                                             quality
FUND VS. INDEXES
                                                                                          -  Realignment of a valuation target.
Total returns, 7/31/08 to 7/31/09, at net asset value (NAV). Performance shown does
not include applicable contingent deferred sales charges (CDSC) or front-end sales        -  Presentation of a better relative value
charges, which would have reduced performance.                                               opportunity.

Class A Shares                                                                    -5.69%  MARKET CONDITIONS AND YOUR FUND
Class B Shares                                                                    -6.41
Class C Shares                                                                    -6.50   Weakness in the U.S. housing,
Class R Shares                                                                    -5.94   manufacturing, retail and finance sectors,
Class Y Shares*                                                                   -5.56   as well as the absence of properly
Barclays Capital U.S. Aggregate Index(Triangle) (Broad Market/Style-Specific              functioning credit markets, all
   Index)                                                                          7.85   contributed to general economic weakness
Lipper Intermediate Investment Grade Debt Funds Index(Triangle)(Peer Group                during the reporting period. Gross
   Index)                                                                          6.03   domestic product (GDP), the broadest
                                                                                          measure of overall U.S. economic activity,
(Triangle)Lipper Inc.                                                                     reflected a shrinking economy during each
                                                                                          of the calendar quarters covered by this
*  Share class incepted during the fiscal year. See page 7 for a detailed explanation     report.(1)
   of Fund performance.
                                                                                             The U.S. Federal Reserve Board (the
=======================================================================================   Fed) moved aggressively throughout the
                                                                                          Fund's fiscal year to attempt to stimulate
HOW WE INVEST                                We use this philosophy in an effort to       economic growth and enhance market
                                             capture the maximum total return             liquidity. Between October and December
We invest primarily in investment-grade      consistent with preservation of principal.   2008, the federal funds target rate was
fixed-income securities represented by the                                                lowered from 2.00% to a range of zero to
sector categories within the Barclays           Our security selection is supported by    0.25%.(2) The Fed also began its program
Capital U.S. Aggregate Index. We may also    a team of independent specialists. Team      of quantitative easing by beginning to buy
invest in derivative instruments such as     members conduct top-down macroeconomic as    up to $300 billion in Treasuries, $1.25
futures contracts and swap agreements        well as bottom-up analysis on individual     trillion in agency mortgage-backed
(including but not limited to credit         securities. Recommendations are              securities and $200 billion in agency
default swaps) and engage in mortgage        communicated to portfolio managers through   debentures.(2) In doing so, the Fed hoped
dollar roll transactions, a form of          proprietary technology that allows all       to stimulate an economic recovery by
repurchase agreement activity in the         investment professionals to communicate in   keeping long-term interest rates low and
highly liquid "To-Be-Announced" (TBA)        a timely manner.                             making more money available to consumers
market for agency MBS. TBA means that the                                                 and businesses.
underlying mortgages comprising an MBS          Portfolio construction begins with a
pool have not been determined at the time    well-defined fund design that establishes       In light of the failures at Lehman
of the transaction. Up to 25% of the total   the target investment vehicles for           Brothers and Washington Mutual (no longer
assets of the Fund may be invested in        generating the desired "alpha" (the extra    held at the end of the period), government
foreign securities, with little or no        return above a specific benchmark) as well   interventions into the financial markets
foreign currency exposure.                   as the risk parameters for the fund.         were plentiful throughout the Fund's
                                             Investment vehicles are evaluated for        fiscal year. Government bailouts of
   We believe dynamic and complex            liquidity and risk versus relative value.    American International Group (AIG) (sold
fixed-income markets may create              Working closely with sector specialists      by the end of the period),
opportunities for investors that are best    and traders we determine the timing and
captured by independent specialist           amount of each "alpha" decision to use in
decision makers interconnected as a global   the portfolio.
team.

==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP FIVE FIXED INCOME ISSUERS*               Total Net Assets            $338.7 million
By security type based on total
investments                                  1. Federal Home Loan Mortgage Corp.   22.0%  Total Number of Holdings*              293
                                             2. Federal National
Bonds & Notes                         35.7%     Mortgage Association               16.6   ==========================================
U.S. Government Sponsored                    3. U.S. Treasury                      12.8
Mortgage-Backed Securities            32.8   4. Bear Stearns Commercial                   The Fund's holdings are subject to change,
Asset-Backed Securities               16.3      Mortgage Securities                 3.5   and there is no assurance that the Fund
U.S. Treasury Securities              10.4   5. Wells Fargo Mortgage Backed               will continue to hold any particular
Preferred Stocks                       1.6      Securities Trust                    1.9   security.
Money Market Funds                     3.2
                                             ==========================================   *  Excluding money market fund holdings.
==========================================


4     AIM CORE BOND FUND

Fannie Mae and Freddie Mac, along with       performance. During the latter part of the      Thank you for investing in AIM Core
extraordinary liquidity measures such as     period, credit related sectors rallied       Bond Fund and for sharing our long-term
the $700 billion Troubled Asset Recovery     strongly at the expense of government        investment horizon.
Program (TARP) and the $787 billion          bonds. However, a reduction in our
stimulus spending program, were some of      investment-grade corporate bond allocation   (1) Bureau of Economic Analysis
the emergency actions taken by the           and a generally higher credit quality bias
government to support the U.S. financial     kept us from fully participating in the      (2) U.S. Federal Reserve
system and the overall economy. Shaken       recovery.
investor confidence, volatility and                                                       (3) Barclays Capital
impaired liquidity characterized the            Security selection was another key
credit markets during much of the period.    component of relative and absolute           The views and opinions expressed in
                                             performance for the Fund during the fiscal   management's discussion of Fund
   While credit spreads (the difference      year. The Lehman Brothers bankruptcy and     performance are those of Invesco Aim
between yields on credit sensitive bonds     the near demise of other prestigious         Advisors, Inc. These views and opinions
and U.S. Treasuries) widened to              financials sector companies like AIG,        are subject to change at any time based on
historically high levels during 2008,        Merrill Lynch, Goldman Sachs and Morgan      factors such as market and economic
government bond yields fell sharply as       Stanley disquieted investors. Accordingly,   conditions. These views and opinions may
investors sought the safety and liquidity    the Fund's positions in these and other      not be relied upon as investment advice or
of the U.S. Treasury market.(3) Beginning    financials sector holdings were adversely    recommendations, or as an offer for a
in early 2009, demand for credit sensitive   affected and only partially recovered        particular security. The information is
bonds returned, pushing prices higher and    during the credit market rally in 2009.      not a complete analysis of every aspect of
starting a rally that continued through                                                   any market, country, industry, security or
July 2009.(3) This shift in investor            Individual company exposure was           the Fund. Statements of fact are from
preferences, along with renewed concerns     maintained chiefly through individual        sources considered reliable, but Invesco
about future inflation, pushed U.S.          bonds, with the occasional use of credit     Aim Advisors, Inc. makes no representation
Treasury prices lower in 2009, especially    default swaps (CDS), which allow investors   or warranty as to their completeness or
for intermediate and longer maturities,      to manage exposure to specific               accuracy. Although historical performance
but not enough to negate significant gains   investment-grade corporate credits when      is no guarantee of future results, these
experienced earlier in the period.           transactions in the cash market are          insights may help you understand our
                                             unavailable or too expensive.                investment management philosophy.
   In the volatile market environment that   Additionally, we worked diligently to
characterized the period, sector             trade out of some thinly traded (less        See important Fund and index disclosures
allocation and security selection were the   liquid) issues that were in the Fund at      later in this report.
dominate factors affecting Fund              the start of the period. During the 2009
performance relative to the                  credit market recovery, we were able to                  CYNTHIA BRIEN
style-specific/broad market index, the       successfully exit several of these less                  Chartered Financial Analyst,
Barclays Capital U.S. Aggregate Index. The   liquid positions at prices considered                    portfolio manager, is manager
timing and magnitude of our sector           reasonable and practical given their                     of AIM Core Bond Fund. She
decisions were overwhelmingly influential    valuation targets and credit profiles.          [BRIEN   joined Invesco Aim in 1996.
on relative Fund performance, mainly                                                         PHOTO]   Ms. Brien earned a B.B.A. from
during the first half of the period when        One of the Fund's risk management                     The University of Texas at
we were overweight in investment-grade       strategies is to manage portfolio duration               Austin. She is also a member
credit and structured securities such as     within a band of plus or minus 1.5 years                 of the CFA Institute.
agency MBS passthroughs and collateralized   around the benchmark's duration. Duration
mortgage obligations (CMOs). These were      measures a portfolio's price sensitivity                 CHUCK BURGE
some of the worst performing sectors of      to interest rate changes, with a shorter                 Senior portfolio manager, is
the bond market toward the end of 2008.      duration portfolio tending to be less                    manager of AIM Core Bond Fund.
                                             sensitive to these changes. We used U.S.                 He joined Invesco in 2002. Mr.
   At the same time, we maintained           Treasury note futures contracts to              [BURGE   Burge earned a B.S. in
underweight positions in better performing   maintain a close to neutral duration            PHOTO]   economics from Texas A&M
U.S. Treasuries and agency debentures        posture versus the benchmark for most of                 University and an M.B.A. in
relative to the Fund's benchmark,            the reporting period, and as such,                       finance and accounting from
believing demand had pressured yields to     duration was not a significant contributor               Rice University.
unattractive and unsustainable levels.       or detractor to portfolio returns relative
Investment-grade credit exposure was         to the benchmark.
maintained chiefly through the cash
market, with incremental sector exposure        A changing yield curve posture within
managed through use of credit derivatives    the Fund over the period provided mixed
index (CDX) products, which offer            results for the portfolio. Early on, our
diversified exposure to portfolios of        positioning to benefit from a steeper
investment-grade corporate credits through   yield curve was a slight contributor to
one relatively liquid vehicle.               relative performance versus the Fund's
                                             benchmark. As we transitioned to a more
   An overweight in the financials sector    neutral stance, our yield curve
versus the industrials and utilities         positioning had a negligible impact on
sectors of the investment-grade corporate    relative performance.
bond market had a negative affect on Fund


5     AIM CORE BOND FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            Performance of the peer group reflects       shown in the chart. The vertical axis, the
comparable future results.                   fund expenses and management fees;           one that indicates the dollar value of an
                                             performance of a market index does not.      investment, is constructed with each
   The data shown in the chart include       Performance shown in the chart and           segment representing a percent change in
reinvested distributions, applicable sales   table(s) does not reflect deduction of       the value of the investment. In this
charges and Fund expenses including          taxes a shareholder would pay on Fund        chart, each segment represents a doubling,
management fees. Results for Class B         distributions or sale of Fund shares.        or 100% change, in the value of the
shares are calculated as if a hypothetical                                                investment. In other words, the space
shareholder had liquidated his entire           This chart, which is a logarithmic        between $5,000 and $10,000 is the same
investment in the Fund at the close of the   chart, presents the fluctuations in the      size as the space between $10,000 and
reporting period and paid the applicable     value of the Fund and its indexes. We        $20,000.
contingent deferred sales charges. Index     believe that a logarithmic chart is more
results include reinvested dividends, but    effective than other types of charts in
they do not reflect sales charges.           illustrating changes in value during the
                                             early years


6     AIM CORE BOND FUND

                                                         AIM CORE BOND FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT - OLDEST SHARE CLASSES WITH SALES CHARGES SINCE INCEPTION

Fund and index data from 12/31/01

                                                            Barclays           Lipper
               AIM             AIM             AIM        Capital U.S.      Intermediate
         Core Bond Fund- Core Bond Fund- Core Bond Fund- Aggregate Bond   Investment Grade
  Date    Class A Shares  Class B Shares  Class C Shares    Index(1)    Debt Funds Index(1)

12/31/01      $ 9525          $10000          $10000         $10000            $10000
    1/02        9615           10090           10090          10081             10072
    2/02        9706           10180           10180          10179             10170
    3/02        9543           10003           10003          10009              9993
    4/02        9680           10140           10140          10203             10173
    5/02        9752           10208           10208          10290             10257
    6/02        9823           10276           10276          10379             10250
    7/02        9914           10364           10364          10504             10291
    8/02       10064           10515           10515          10682             10489
    9/02       10186           10636           10636          10855             10604
   10/02       10123           10562           10562          10805             10563
   11/02       10147           10581           10581          10802             10613
   12/02       10339           10774           10774          11025             10829
    1/03       10364           10793           10793          11035             10863
    2/03       10497           10936           10936          11188             11018
    3/03       10500           10921           10921          11179             11019
    4/03       10634           11054           11054          11271             11148
    5/03       10837           11258           11258          11481             11356
    6/03       10829           11243           11243          11459             11353
    7/03       10488           10883           10883          11073             10970
    8/03       10551           10941           10941          11147             11054
    9/03       10817           11210           11210          11442             11351
   10/03       10738           11122           11122          11335             11271
   11/03       10771           11150           11150          11362             11300
   12/03       10869           11244           11244          11478             11415
    1/04       10984           11356           11356          11570             11506
    2/04       11077           11446           11446          11696             11618
    3/04       11171           11536           11536          11783             11702
    4/04       10941           11291           11291          11477             11421
    5/04       10909           11251           11251          11431             11364
    6/04       10969           11305           11305          11495             11417
    7/04       11060           11392           11392          11609             11525
    8/04       11246           11576           11576          11831             11732
    9/04       11263           11587           11587          11863             11763
   10/04       11354           11674           11674          11962             11856
   11/04       11276           11586           11586          11867             11781
   12/04       11360           11666           11654          11976             11904
    1/05       11409           11709           11709          12051             11968
    2/05       11361           11652           11652          11980             11918
    3/05       11315           11597           11597          11919             11847
    4/05       11467           11747           11747          12080             11993
    5/05       11578           11851           11851          12211             12119
    6/05       11644           11912           11912          12277             12190
    7/05       11567           11826           11826          12165             12095
    8/05       11700           11955           11955          12321             12246
    9/05       11600           11846           11846          12194             12122
   10/05       11523           11749           11749          12098             12022
   11/05       11565           11796           11796          12151             12066
   12/05       11658           11883           11883          12267             12176
    1/06       11675           11882           11882          12268             12191
    2/06       11704           11915           11915          12308             12227

====================================================================================================================================

(1)   Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

    3/06       11610           11812           11812          12188             12109
    4/06       11584           11778           11779          12165             12092
    5/06       11582           11768           11768          12152             12079
    6/06       11604           11782           11782          12178             12092
    7/06       11755           11928           11928          12343             12260
    8/06       11917           12086           12074          12532             12444
    9/06       12023           12185           12185          12642             12548
   10/06       12088           12243           12243          12726             12633
   11/06       12212           12350           12350          12873             12779
   12/06       12149           12278           12278          12798             12719
    1/07       12139           12272           12272          12793             12707
    2/07       12342           12469           12470          12990             12912
    3/07       12357           12477           12477          12991             12908
    4/07       12407           12521           12521          13061             12973
    5/07       12317           12420           12421          12962             12863
    6/07       12286           12381           12381          12924             12810
    7/07       12363           12451           12464          13031             12881
    8/07       12416           12497           12497          13191             12997
    9/07       12480           12552           12552          13291             13136
   10/07       12572           12649           12649          13411             13223
   11/07       12631           12688           12688          13652             13394
   12/07       12651           12714           12714          13690             13410
    1/08       12741           12784           12784          13920             13633
    2/08       12613           12647           12647          13939             13565
    3/08       12592           12619           12632          13987             13425
    4/08       12711           12730           12730          13958             13495
    5/08       12707           12717           12717          13855             13389
    6/08       12652           12654           12654          13844             13278
    7/08       12623           12617           12630          13833             13150
    8/08       12671           12657           12670          13964             13229
    9/08       11774           11754           11753          13777             12817
   10/08       11271           11243           11243          13451             12340
   11/08       11480           11457           11456          13889             12320
   12/08       11611           11567           11566          14407             12778
    1/09       11291           11256           11255          14280             12759
    2/09       11174           11119           11118          14226             12616
    3/09       11190           11126           11126          14424             12855
    4/09       11295           11223           11223          14493             13077
    5/09       11497           11417           11417          14598             13390
    6/09       11584           11496           11497          14681             13551
    7/09       11899           11805           11805          14918             13944
====================================================================================================================================

==========================================   ==========================================

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 THE TIME OF PURCHASE TO 0% AT THE
                                                                                          BEGINNING OF THE SEVENTH YEAR. THE CDSC ON
As of 7/31/09, including maximum             As of 6/30/09, the most recent calendar      CLASS C SHARES IS 1% FOR THE FIRST YEAR
applicable sales charges                     quarter-end, including maximum applicable    AFTER PURCHASE. CLASS R SHARES DO NOT HAVE
                                             sales charges                                A FRONT-END SALES CHARGE; RETURNS SHOWN
                                                                                          ARE AT NET ASSET VALUE AND DO NOT REFLECT
CLASS A SHARES                               CLASS A SHARES                               A 0.75% CDSC THAT MAY BE IMPOSED ON A
Inception (12/31/01)                  2.32%  Inception (12/31/01)                  1.97%  TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS
 5 Years                              0.50    5 Years                              0.11   WITHIN THE FIRST YEAR. CLASS Y SHARES DO
 1 Year                             -10.18    1 Year                             -12.77   NOT HAVE A FRONT-END SALES CHARGE OR A
                                                                                          CDSC; THEREFORE, PERFORMANCE IS AT NET
CLASS B SHARES                               CLASS B SHARES                               ASSET VALUE.
Inception (12/31/01)                  2.21%  Inception (12/31/01)                  1.87%
 5 Years                              0.40    5 Years                              0.01      THE PERFORMANCE OF THE FUND'S SHARE
 1 Year                             -10.79    1 Year                             -13.39   CLASSES WILL DIFFER PRIMARILY DUE TO
                                                                                          DIFFERENT SALES CHARGE STRUCTURES AND
CLASS C SHARES                               CLASS C SHARES                               CLASS EXPENSES.
Inception (12/31/01)                  2.21%  Inception (12/31/01)                  1.87%
 5 Years                              0.72    5 Years                              0.33      HAD THE ADVISOR NOT WAIVED FEES AND/OR
 1 Year                              -7.38    1 Year                             -10.00   REIMBURSED EXPENSES, PERFORMANCE WOULD
                                                                                          HAVE BEEN LOWER.
CLASS R SHARES                               CLASS R SHARES
Inception                             2.74%  Inception                             2.40%  (1) Total annual operating expenses less
 5 Years                              1.22    5 Years                              0.83       any contractual fee waivers and/or
 1 Year                              -5.94    1 Year                              -8.70       expense reimbursements by the advisor
                                                                                              in effect through at least June 30,
CLASS Y SHARES                               CLASS Y SHARES                                   2010. See current prospectus for more
Inception                             3.00%  Inception                             2.66%      information.
 5 Years                              1.51    5 Years                              1.12
 1 Year                              -5.56    1 Year                              -8.34

==========================================   ==========================================

CLASS R SHARES' INCEPTION DATE IS APRIL      FIGURES REFLECT REINVESTED DISTRIBUTIONS,
30, 2004. RETURNS SINCE THAT DATE ARE        CHANGES IN NET ASSET VALUE AND THE EFFECT
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    OF THE MAXIMUM SALES CHARGE UNLESS
BLENDED RETURNS OF HISTORICAL CLASS R        OTHERWISE STATED. INVESTMENT RETURN AND
SHARE PERFORMANCE AND RESTATED CLASS A       PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      MAY HAVE A GAIN OR LOSS WHEN YOU SELL
THE INCEPTION DATE OF CLASS R SHARES) AT     SHARES.
NET ASSET VALUE, ADJUSTED TO REFLECT THE
HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS      THE NET ANNUAL FUND OPERATING EXPENSE
R SHARES. CLASS A SHARES' INCEPTION DATE     RATIO SET FORTH IN THE MOST RECENT FUND
IS DECEMBER 31, 2001.                        PROSPECTUS AS OF THE DATE OF THIS REPORT
                                             FOR CLASS A, CLASS B, CLASS C, CLASS R AND
   CLASS Y SHARES' INCEPTION DATE IS         CLASS Y SHARES WAS 0.82%, 1.57%, 1.57%,
OCTOBER 3, 2008; RETURNS SINCE THAT DATE     1.07% AND 0.57%, RESPECTIVELY.(1) THE
ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE    TOTAL ANNUAL FUND OPERATING EXPENSE RATIO
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      SET FORTH IN THE MOST RECENT FUND
PERFORMANCE AND RESTATED CLASS A SHARE       PROSPECTUS AS OF THE DATE OF THIS REPORT
PERFORMANCE (FOR PERIODS PRIOR TO THE        FOR CLASS A, CLASS B, CLASS C, CLASS R AND
INCEPTION DATE OF CLASS Y SHARES) AT NET     CLASS Y SHARES WAS 1.07%, 1.82%, 1.82%,
ASSET VALUE. THE RESTATED CLASS A SHARE      1.32% AND 0.82%, RESPECTIVELY. THE EXPENSE
PERFORMANCE REFLECTS THE RULE 12B-1 FEES     RATIOS PRESENTED ABOVE MAY VARY FROM THE
APPLICABLE TO CLASS A SHARES AS WELL AS      EXPENSE RATIOS PRESENTED IN OTHER SECTIONS
ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS    OF THIS REPORT THAT ARE BASED ON EXPENSES
RECEIVED BY CLASS A SHARES. CLASS A          INCURRED DURING THE PERIOD COVERED BY THIS
SHARES' INCEPTION DATE IS DECEMBER 31,       REPORT.
2001.
                                                CLASS A SHARE PERFORMANCE REFLECTS THE
   THE PERFORMANCE DATA QUOTED REPRESENT     MAXIMUM 4.75% SALES CHARGE, AND CLASS B
PAST PERFORMANCE AND CANNOT GUARANTEE        AND CLASS C SHARE PERFORMANCE REFLECTS THE
COMPARABLE FUTURE RESULTS; CURRENT           APPLICABLE CONTINGENT DEFERRED SALES
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
VISIT invescoaim.com FOR THE MOST RECENT     CDSC ON CLASS B SHARES DECLINES FROM 5%
MONTH-END PERFORMANCE. PERFORMANCE           BEGINNING AT


7     AIM CORE BOND FUND

AIM CORE BOND FUND'S INVESTMENT OBJECTIVE IS MAXIMUM TOTAL RETURN CONSISTENT WITH PRESERVATION OF CAPITAL.

-  Unless otherwise stated, information presented in this report is as of July 31, 2009, and is based on total net assets

-  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                             market interest rates, and the Fund may      mortgage pass-throughs, and
                                                purchase such securities at a premium.       asset-backed securities.
-  Effective September 30, 2003, for            If these securities experience a
   qualified plans only, those previously       faster-than-expected principal            -  The LIPPER INTERMEDIATE INVESTMENT
   established are eligible to purchase         prepayment rate, both the market value       GRADE DEBT FUNDS INDEX is an equally
   Class B shares of any AIM fund. Please       and income from such securities will         weighted representation of the largest
   see the prospectus for more                  decrease.                                    funds in the Lipper Intermediate
   information.                                                                              Investment Grade Debt Funds category.
                                             -  Interest rate risk refers to the risk        These funds invest at least 65% of
-  Class R shares are available only to         that bond prices generally fall as           assets in investment-grade debt issues
   certain retirement plans. Please see         interest rates rise and vice versa.          (rated in the top four grades) with
   the prospectus for more information.                                                      dollar-weighted average maturities of
                                             -  Leveraging entails risks such as             five to ten years.
-  Class Y shares are available to only         magnifying changes in the value of
   certain investors. Please see the            the portfolio's securities.               -  The Fund is not managed to track the
   prospectus for more information.                                                          performance of any particular index,
                                             -  There is no guarantee that the               including the indexes defined here, and
PRINCIPAL RISKS OF INVESTING IN THE FUND        investment techniques and risk analysis      consequently, the performance of the
                                                used by the Fund's portfolio managers        Fund may deviate significantly from the
-  Credit risk is the risk of loss on an        will produce the desired results.            performance of the indexes.
   investment due to the deterioration
   of an issuer's financial health. Such a   -  The prices of securities held by the      -  A direct investment cannot be made in
   deterioration of financial health may        Fund may decline in response to market       an index. Unless otherwise indicated,
   result in a reduction of the credit          risks.                                       index results include reinvested
   rating of the issuer's securities and                                                     dividends, and they do not reflect
   may lead to the issuer's inability to     -  Reinvestment risk is the risk that a         sales charges. Performance of an index
   honor its contractual obligations,           bond's cash flows will be reinvested at      of funds reflects fund expenses;
   including making timely payment of           an interest rate below that of the           performance of a market index does not.
   interest and principal.                      original bond.
                                                                                          OTHER INFORMATION
-  The Fund may use enhanced investment      -  The Fund may invest in obligations
   techniques such as derivatives. The          issued by agencies and                    -  Industry classifications used in this
   principal risk of derivatives is that        instrumentalities of the U.S.                report are generally according to the
   the fluctuations in their values may         government that may vary in the level        Global Industry Classification
   not correlate perfectly with the             of support they receive from the U.S.        Standard, which was developed by and is
   overall securities markets. Derivatives      government. The U.S. government may          the exclusive property and a service
   are subject to counterparty risk-the         choose not to provide financial support      mark of MSCI Inc. and Standard &
   risk that the other party will not           to U.S. government-sponsored agencies        Poor's.
   complete the transaction with the Fund.      or instrumentalities if it is not
                                                legally obligated to do so. In this       -  The Chartered Financial Analysts
-  Dollar-roll transactions involve the         case, if the issuer defaulted, the fund      --REGISTERED TRADEMARK--
   risk that the market value of                holding securities of such an issuer         (CFA--REGISTERED TRADEMARK--)
   securities to be purchased by the Fund       might not be able to recover its             designation is globally recognized and
   may decline below the price at which         investment from the U.S. government.         attests to a charterholder's success in
   the Fund is obligated to repurchase                                                       a rigorous and comprehensive study
   them, or that the other party may         -  The Fund may engage in active and            program in the field of investment
   default on its obligation such that the      frequent trading of portfolio                management and research analysis.
   Fund is delayed or prevented from            securities to achieve its investment
   completing the transaction.                  objective. If a fund does trade in this   -  The returns shown in management's
                                                way, it may incur increased costs,           discussion of Fund performance are
-  Foreign securities have additional           which can lower the actual return of         based on net asset values calculated
   risks, including exchange rate changes,      the fund. Active trading may also            for shareholder transactions. Generally
   political and economic upheaval,             increase short term gains and losses,        accepted accounting principles require
   relative lack of information,                which may affect taxes that must be          adjustments to be made to the net
   relatively low market liquidity, and         paid.                                        assets of the Fund at period end for
   the potential lack of strict financial                                                    financial reporting purposes, and as
   and accounting controls and standards.    ABOUT INDEXES USED IN THIS REPORT               such, the net asset values for
                                                                                             shareholder transactions and the
-  High-coupon, U.S. government agency       -  The BARCLAYS CAPITAL U.S. AGGREGATE          returns based on those net asset values
   mortgage-backed securities provide a         INDEX covers U.S. investment-grade           may differ from the net asset values
   higher coupon than current prevailing        fixed-rate bonds with components for         and returns reported in the Financial
                                                government and corporate securities,         Highlights.

=======================================================================================   ==========================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       TBRAX
                                                                                          Class B Shares                       TBRDX
=======================================================================================   Class C Shares                       TBRCX
                                                                                          Class R Shares                       TBRRX
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE                                       Class Y Shares                       TBRYX

                                                                                          ==========================================


8     AIM CORE BOND FUND

SCHEDULE OF INVESTMENTS(a)

July 31, 2009



                                                      PRINCIPAL
                                                        AMOUNT          VALUE
--------------------------------------------------------------------------------

BONDS & NOTES-43.96%

AEROSPACE & DEFENSE-0.70%

Northrop Grumman Corp.,
  Sr. Unsec. Unsub. Notes,
  5.05%, 08/01/19                                    $ 2,295,000    $  2,366,885
================================================================================


AGRICULTURAL PRODUCTS-1.37%

Cargill Inc.,
  Sr. Unsec. Notes,
  7.35%, 03/06/19(b)                                   2,335,000       2,624,977
--------------------------------------------------------------------------------
Corn Products International Inc.,
  Sr. Unsec. Notes,
  8.45%, 08/15/09                                      2,000,000       2,004,174
================================================================================
                                                                       4,629,151
================================================================================


AIRLINES-0.69%

American Airlines-Series 2009-1A,
  Sec. Pass Through Ctfs.,
  10.38%, 07/02/19                                       645,000         652,256
--------------------------------------------------------------------------------
Continental Airlines Inc.,
  Pass Through Ctfs.,
  9.00%, 07/08/16                                      1,680,000       1,676,850
================================================================================
                                                                       2,329,106
================================================================================


APPAREL RETAIL-0.30%

TJX Cos., Inc. (The),
  Sr. Unsec. Notes,
  6.95%, 04/15/19                                        865,000       1,007,262
================================================================================


ASSET MANAGEMENT & CUSTODY BANKS-0.60%

Bank of New York Mellon Corp. (The),
  Sr. Unsec. Notes,
  4.30%, 05/15/14                                        810,000         843,073
--------------------------------------------------------------------------------
  5.45%, 05/15/19                                      1,130,000       1,202,627
================================================================================
                                                                       2,045,700
================================================================================


AUTOMOTIVE RETAIL-0.51%

AutoZone Inc.,
  Sr. Unsec. Notes,
  5.75%, 01/15/15                                      1,670,000       1,739,600
================================================================================


BREWERS-0.65%

Anheuser-Busch InBev Worldwide Inc.,
  Sr. Unsec. Gtd. Unsub. Notes,
  7.20%, 01/15/14(b)                                   2,000,000       2,218,300
================================================================================


BROADCASTING-0.85%

COX Communications Inc.,
  Sr. Unsec. Bonds,
  8.38%, 03/01/39(b)                                   1,170,000       1,441,279
--------------------------------------------------------------------------------
  Sr. Unsec. Global Notes,
  4.63%, 01/15/10                                        940,000         949,079
--------------------------------------------------------------------------------
COX Enterprises Inc.,
  Sr. Unsec. Notes,
  7.88%, 09/15/10(b)                                     483,000         499,909
================================================================================
                                                                       2,890,267
================================================================================


CABLE & SATELLITE-1.14%

Comcast Corp.,
  Sr. Unsec. Gtd. Notes,
  6.55%, 07/01/39                                      1,000,000       1,085,768
--------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Global Notes,
  5.70%, 05/15/18                                      1,430,000       1,520,319
--------------------------------------------------------------------------------
Time Warner Cable Inc.,
  Sr. Unsec. Gtd. Unsub. Global Notes,
  8.75%, 02/14/19                                      1,000,000       1,246,341
================================================================================
                                                                       3,852,428
================================================================================


COMMUNICATIONS EQUIPMENT-0.26%

Nokia Corp. (Finland),
  Sr. Unsec. Global Notes,
  6.63%, 05/15/39                                        785,000         878,107
================================================================================


COMPUTER & ELECTRONICS RETAIL-0.62%

Best Buy Co., Inc.,
  Sr. Unsec. Unsub. Global Notes,
  6.75%, 07/15/13                                      2,010,000       2,100,286
================================================================================


COMPUTER HARDWARE-0.26%

Hewlett-Packard Co.,
  Sr. Unsec. Global Notes,
  4.75%, 06/02/14                                        835,000         895,574
================================================================================


CONSUMER FINANCE-0.97%

American Express Co.,
  Sr. Unsec. Notes,
  8.13%, 05/20/19                                      2,920,000       3,270,062
================================================================================


DIVERSIFIED BANKS-3.30%

Barclays Bank PLC (United Kingdom),
  Sr. Unsec. Unsub. Global Notes,
  6.75%, 05/22/19                                      2,435,000       2,643,123
--------------------------------------------------------------------------------
HBOS PLC (United Kingdom),
  Sr. Unsec. Sub. Notes,
  6.75%, 05/21/18(b)                                   1,000,000         800,712
--------------------------------------------------------------------------------
Lloyds TSB Bank PLC (United Kingdom),
  Sr. Unsec. Floating Rate
  Medium-Term Euro Notes,
  4.01%, 04/17/14(c)                                     135,000         134,424
--------------------------------------------------------------------------------
National Bank of Canada (Canada),
  Unsec. Sub. Floating Rate Euro Notes,
  1.94%, 08/29/87(c)                                      70,000          29,469
--------------------------------------------------------------------------------
Standard Chartered PLC (United Kingdom),
  Sr. Notes,
  5.50%, 11/18/14(b)                                   2,665,000       2,730,223
--------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM CORE BOND FUND

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
--------------------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

VTB Capital S.A. (Luxembourg)
  Tranche 1, Sr. Sec. Unsub.
  Floating Rate Loan Participation Notes,
  2.72%, 11/02/09(b)(c)                              $ 4,000,000    $  3,970,000
--------------------------------------------------------------------------------
Wachovia Corp.-
  Series G, Sr. Unsec. Medium-Term Notes,
  5.50%, 05/01/13                                        830,000         871,119
================================================================================
                                                                      11,179,070
================================================================================


DIVERSIFIED CAPITAL MARKETS-0.34%

UBS AG (Switzerland),
  Sr. Unsec. Medium-Term Notes,
  5.75%, 04/25/18                                      1,200,000       1,140,525
================================================================================


ELECTRIC UTILITIES-2.06%

Carolina Power & Light Co.,
  Sec. First Mortgage Bonds,
  5.30%, 01/15/19                                        585,000         627,470
--------------------------------------------------------------------------------
DCP Midstream LLC,
  Notes,
  9.70%, 12/01/13(b)                                   1,400,000       1,596,586
--------------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes,
  9.75%, 03/15/19(b)                                   1,690,000       1,984,744
--------------------------------------------------------------------------------
Indiana Michigan Power Co.,
  Sr. Notes,
  7.00%, 03/15/19                                      1,000,000       1,126,341
--------------------------------------------------------------------------------
PPL Electric Utilities Corp.,
  Sec. First Mortgage Bonds,
  6.25%, 05/15/39                                        770,000         843,908
--------------------------------------------------------------------------------
Virginia Electric & Power Co.,
  Sr. Unsec. Notes,
  5.00%, 06/30/19                                        780,000         810,565
================================================================================
                                                                       6,989,614
================================================================================


ENVIRONMENTAL & FACILITIES SERVICES-0.37%

Waste Management Inc.,
  Sr. Unsec. Gtd. Notes,
  6.38%, 03/11/15                                        855,000         926,928
--------------------------------------------------------------------------------
  7.38%, 03/11/19                                        275,000         311,856
================================================================================
                                                                       1,238,784
================================================================================


FOOD RETAIL-0.98%

Safeway Inc.,
  Sr. Unsec. Unsub. Notes,
  7.50%, 09/15/09                                      3,300,000       3,329,738
================================================================================


HEALTH CARE EQUIPMENT-0.35%

St. Jude Medical Inc.,
  Sr. Unsec. Notes,
  4.88%, 07/15/19                                      1,150,000       1,174,663
================================================================================


HOUSEHOLD PRODUCTS-0.38%

Procter & Gamble Co. (The),
  Sr. Unsec. Unsub. Global Notes,
  3.50%, 02/15/15                                      1,235,000       1,271,301
================================================================================


INDUSTRIAL CONGLOMERATES-1.57%

General Electric Capital Corp.-
  Series A, Sr. Unsec. Floating Rate Medium-Term
  Global Notes,
  0.75%, 12/15/09(c)                                   3,000,000       3,003,162
--------------------------------------------------------------------------------
Hutchison Whampoa International Ltd. (Cayman
  Islands),
  Sr. Unsec. Gtd. Notes,
  7.63%, 04/09/19(b)                                   2,035,000       2,331,063
================================================================================
                                                                       5,334,225
================================================================================


INSURANCE BROKERS-0.50%

Marsh & McLennan Cos. Inc.,
  Sr. Unsec. Notes,
  9.25%, 04/15/19                                      1,385,000       1,694,154
================================================================================


INTEGRATED OIL & GAS-0.34%

Husky Energy Inc. (Canada),
  Sr. Unsec. Unsub. Global Notes,
  7.25%, 12/15/19                                      1,015,000       1,161,695
================================================================================


INTEGRATED TELECOMMUNICATION SERVICES-3.15%

AT&T Inc.,
  Sr. Unsec. Unsub. Global Notes,
  6.70%, 11/15/13                                      1,000,000       1,142,487
--------------------------------------------------------------------------------
  6.55%, 02/15/39                                      1,070,000       1,185,382
--------------------------------------------------------------------------------
British Telecommunications PLC (United Kingdom),
  Sr. Unsec. Unsub. Global Notes,
  9.13%, 12/15/10                                      2,390,000       2,580,514
--------------------------------------------------------------------------------
Cellco Partnership/Verizon Wireless Capital LLC,
  Sr. Unsec. Notes,
  3.75%, 05/20/11(b)                                   1,890,000       1,942,386
--------------------------------------------------------------------------------
Telefonica Europe B.V. (Netherlands),
  Unsec. Gtd. Unsub. Global Notes,
  7.75%, 09/15/10                                      1,150,000       1,221,293
--------------------------------------------------------------------------------
Verizon Communications Inc.,
  Sr. Unsec. Unsub. Global Notes,
  8.75%, 11/01/18                                      1,000,000       1,281,733
--------------------------------------------------------------------------------
Windstream Georgia Communications Corp.,
  Sr. Unsec. Deb.,
  6.50%, 11/15/13                                      1,328,000       1,331,797
================================================================================
                                                                      10,685,592
================================================================================


INVESTMENT BANKING & BROKERAGE-2.99%

Goldman Sachs Group Inc. (The),
  Sr. Medium-Term Notes,
  6.00%, 05/01/14                                        780,000         847,853
--------------------------------------------------------------------------------
  Sr. Unsec. Floating Rate Medium-Term Notes,
  0.69%, 12/23/09(c)                                     790,000         790,148
--------------------------------------------------------------------------------
  Unsec. Sub. Global Notes,
  6.75%, 10/01/37                                      1,450,000       1,463,128
--------------------------------------------------------------------------------
Jefferies Group Inc.,
  Sr. Unsec. Notes,
  5.88%, 06/08/14                                      2,710,000       2,636,850
--------------------------------------------------------------------------------
  6.45%, 06/08/27                                        840,000         647,227
--------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM CORE BOND FUND

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
--------------------------------------------------------------------------------
INVESTMENT BANKING & BROKERAGE-(CONTINUED)

Morgan Stanley,
  Sr. Unsec. Global Notes,
  6.00%, 05/13/14                                    $ 2,125,000    $  2,272,942
--------------------------------------------------------------------------------
  Series F, Sr. Unsec. Medium-Term Global Notes,
  5.95%, 12/28/17                                      1,430,000       1,477,111
================================================================================
                                                                      10,135,259
================================================================================


LIFE & HEALTH INSURANCE-1.07%

MetLife Inc.,
  Sr. Unsec. Global Notes,
  7.72%, 02/15/19                                        665,000         754,544
--------------------------------------------------------------------------------
Pacific Life Global Funding,
  Sr. Sec. Notes,
  5.15%, 04/15/13(b)                                   1,385,000       1,393,485
--------------------------------------------------------------------------------
Prudential Financial Inc.,
  Jr. Unsec. Sub. Global Notes,
  8.88%, 06/15/38                                      1,640,000       1,474,792
================================================================================
                                                                       3,622,821
================================================================================


MANAGED HEALTH CARE-0.65%

UnitedHealth Group Inc.,
  Sr. Unsec. Notes,
  4.88%, 02/15/13                                      2,120,000       2,190,032
================================================================================


MORTGAGE BACKED SECURITIES-0.48%

U.S. Bank N.A.,
  Sr. Unsec. Medium-Term Global Notes,
  5.92%, 05/25/12                                      1,545,421       1,620,921
================================================================================


MOVIES & ENTERTAINMENT-0.21%

Time Warner Cable Inc.,
  Sr. Unsec. Gtd. Unsub. Global Notes,
  6.75%, 07/01/18                                        655,000         726,144
================================================================================


MULTI-LINE INSURANCE-1.44%

American Financial Group Inc.,
  Sr. Notes,
  9.88%, 06/15/19                                        755,000         775,501
--------------------------------------------------------------------------------
Metropolitan Life Global Funding I,
  Sr. Sec. Unsub. Global Notes,
  5.13%, 04/10/13(b)                                   3,460,000       3,566,057
--------------------------------------------------------------------------------
Nationwide Mutual Insurance Co.,
  Unsec. Sub. Surplus Notes,
  5.81%, 12/15/24(b)                                     900,000         549,494
================================================================================
                                                                       4,891,052
================================================================================


MULTI-UTILITIES-0.43%

Pacific Gas & Electric Co.,
  Sr. Unsec. Notes,
  6.25%, 12/01/13                                      1,300,000       1,441,396
================================================================================


OIL & GAS EXPLORATION & PRODUCTION-2.53%

Anadarko Petroleum Corp.,
  Sr. Unsec. Notes,
  7.63%, 03/15/14                                      3,050,000       3,393,661
--------------------------------------------------------------------------------
EOG Resources Inc.,
  Sr. Unsec. Notes,
  5.63%, 06/01/19                                      1,075,000       1,174,020
--------------------------------------------------------------------------------
Petroleos Mexicanos (Mexico),
  Notes,
  8.00%, 05/03/19(b)                                   1,920,000       2,202,780
--------------------------------------------------------------------------------
XTO Energy Inc.,
  Sr. Unsec. Unsub. Notes,
  5.75%, 12/15/13                                      1,690,000       1,813,264
================================================================================
                                                                       8,583,725
================================================================================


OIL & GAS STORAGE & TRANSPORTATION-0.21%

Williams Cos. Inc. (The),
  Sr. Unsec. Notes,
  8.75%, 01/15/20(b)                                     625,000         708,594
================================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-5.13%

Bear Stearns Cos. LLC (The),
  Sr. Unsec. Unsub. Floating Rate Notes,
  0.91%, 07/19/10(c)                                   2,290,000       2,295,210
--------------------------------------------------------------------------------
Citigroup Inc.,
  Sr. Unsec. Global Notes,
  8.50%, 05/22/19                                        500,000         532,450
--------------------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes,
  5.10%, 09/29/11                                      1,670,000       1,689,461
--------------------------------------------------------------------------------
Countrywide Financial Corp.,
  Sr. Unsec. Gtd. Unsub. Medium-Term Global Notes,
  5.80%, 06/07/12                                      1,940,000       2,007,900
--------------------------------------------------------------------------------
General Electric Capital Corp.,-
  Series A, Sr. Unsec. Unsub. Medium-
  Term Global Notes,
  6.88%, 01/10/39                                      1,365,000       1,339,479
--------------------------------------------------------------------------------
JPMorgan Chase & Co.,
  Sr. Unsec. Notes,
  4.65%, 06/01/14                                        805,000         841,450
--------------------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes,
  6.30%, 04/23/19                                      1,935,000       2,108,854
--------------------------------------------------------------------------------
Merrill Lynch & Co. Inc.,
  Sr. Unsec. Medium-Term Notes,
  6.88%, 04/25/18                                      1,930,000       1,976,842
--------------------------------------------------------------------------------
  Series C, Sr. Unsec. Medium-Term Global Notes,
  5.45%, 02/05/13                                      3,530,000       3,573,789
--------------------------------------------------------------------------------
Pemex Finance Ltd. (Mexico)-
  Series 1999-2, Class A1, Sr. Unsec. Global
  Bonds,
  9.69%, 08/15/09                                        488,650         489,457
--------------------------------------------------------------------------------
Twin Reefs Pass-Through Trust,
  Floating Rate Pass Through Ctfs.,
  1.39% (Acquired 12/07/04-10/03/06; Cost
  $1,104,600)(b)(c)(d)(e)                              1,110,000           3,607
--------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM CORE BOND FUND

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
--------------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Two-Rock Pass-Through Trust (Bermuda),
  Floating Rate Pass Through Ctfs.,
  1.90% (Acquired 11/10/06; Cost
  $971,145)(b)(c)(d)                                 $   970,000    $      3,152
--------------------------------------------------------------------------------
Windsor Financing LLC,
  Sr. Sec. Gtd. Notes,
  5.88%, 07/15/17(b)                                     584,336         523,267
================================================================================
                                                                      17,384,918
================================================================================


PACKAGED FOODS & MEATS-1.39%

ConAgra Foods Inc.,
  Notes,
  5.88%, 04/15/14                                      1,000,000       1,096,628
--------------------------------------------------------------------------------
Kraft Foods Inc.,
  Sr. Unsec. Global Notes,
  6.13%, 08/23/18                                      1,605,000       1,777,891
--------------------------------------------------------------------------------
  Sr. Unsec. Notes,
  6.88%, 01/26/39                                      1,605,000       1,841,020
================================================================================
                                                                       4,715,539
================================================================================


PERSONAL PRODUCTS-0.48%

Avon Products Inc.,
  Sr. Unsec. Notes,
  5.63%, 03/01/14                                      1,505,000       1,633,328
================================================================================


PHARMACEUTICALS-0.71%

Roche Holdings Inc.,
  Sr. Unsec. Gtd. Notes,
  4.50%, 03/01/12(b)                                   1,520,000       1,603,062
--------------------------------------------------------------------------------
  5.00%, 03/01/14(b)                                     740,000         789,874
================================================================================
                                                                       2,392,936
================================================================================


PROPERTY & CASUALTY INSURANCE-0.21%

Chubb Corp.,
  Sr. Unsec. Notes,
  5.75%, 05/15/18                                        660,000         704,021
================================================================================


REGIONAL BANKS-0.34%

Banponce Trust I-
  Series A, Jr. Gtd. Sub. Trust Pfd. Capital
  Securities,
  8.33%, 02/01/27                                      2,000,000       1,065,011
--------------------------------------------------------------------------------
PNC Capital Trust C,
  Jr. Unsec. Gtd. Sub. Floating Rate Trust Pfd.
  Capital Securities Bond,
  1.24%, 06/01/28(c)                                     125,000          70,810
================================================================================
                                                                       1,135,821
================================================================================


REINSURANCE-0.08%

Stingray Pass-Through Trust,
  Pass Through Ctfs.,
  5.90%, 01/12/15 (Acquired 01/07/05-07/19/07;
  Cost $2,276,120)(b)                                  2,400,000         288,000
================================================================================


RESEARCH & CONSULTING SERVICES-0.66%

Erac USA Finance Co.,
  Notes,
  8.00%, 01/15/11(b)                                     500,000         509,173
--------------------------------------------------------------------------------
  Unsec. Gtd. Notes,
  5.80%, 10/15/12(b)                                   1,810,000       1,722,132
================================================================================
                                                                       2,231,305
================================================================================


RETAIL REIT'S-0.32%

Simon Property Group L.P.,
  Sr. Unsec. Notes,
  6.75%, 05/15/14                                      1,040,000       1,082,176
================================================================================


SOVEREIGN DEBT-0.40%

Brazilian Government International Bond (Brazil),
  Sr. Global Notes,
  5.88%, 01/15/19                                      1,315,000       1,343,772
================================================================================


SPECIALIZED FINANCE-0.82%

National Rural Utilities Cooperative Finance
  Corp., Sec. Collateral Trust Global Bonds,
  10.38%, 11/01/18                                     2,130,000       2,764,565
================================================================================


STEEL-0.28%

ArcelorMittal (Luxembourg),
  Sr. Unsec. Unsub. Global Notes,
  9.00%, 02/15/15                                        845,000         941,465
================================================================================


THRIFTS & MORTGAGE FINANCE-0.13%

PMI Capital I-
  Series A, Jr. Gtd. Trust Pfd. Capital
  Securities,
  8.31%, 02/01/27                                      1,000,000         438,970
================================================================================


TRUCKING-0.46%

Stagecoach Transport Holdings PLC (The)
  (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes,
  8.63%, 11/15/09                                      1,570,000       1,573,826
================================================================================


WIRELESS TELECOMMUNICATION SERVICES-0.28%

Vodafone Group PLC (United Kingdom),
  Sr. Unsec. Global Notes,
  7.75%, 02/15/10                                        910,000         942,267
================================================================================
     Total Bonds & Notes (Cost $146,183,261)                         148,914,942
================================================================================



U.S. GOVERNMENT SPONSORED MORTGAGE-BACKED SECURITIES-40.35%

FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)-22.03%

Pass Through Ctfs.,
  6.00%, 08/01/14 to 11/01/38                          7,969,144       8,374,849
--------------------------------------------------------------------------------
  5.50%, 05/01/16 to 06/01/38                         23,210,782      24,070,654
--------------------------------------------------------------------------------
  6.50%, 05/01/16 to 08/01/32                             60,222          64,677
--------------------------------------------------------------------------------
  7.00%, 06/01/16 to 10/01/34                          4,605,714       5,087,866
--------------------------------------------------------------------------------
  7.50%, 04/01/17 to 03/01/32                          1,883,735       2,140,321
--------------------------------------------------------------------------------
  6.50%, 10/01/17 to 08/01/34(f)                         313,730         336,143
--------------------------------------------------------------------------------
  5.00%, 07/01/34                                      1,353,672       1,391,069
--------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM CORE BOND FUND

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)-(CONTINUED)

Pass Through Ctfs., TBA,
  4.50%, 08/01/39(g)                                 $ 9,500,000    $  9,541,562
--------------------------------------------------------------------------------
  5.00%, 08/01/39(g)                                  16,000,000      16,362,496
--------------------------------------------------------------------------------
  5.50%, 08/01/39(g)                                   7,000,000       7,250,467
================================================================================
                                                                      74,620,104
================================================================================


FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-16.55%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 08/01/36                          2,393,894       2,675,378
--------------------------------------------------------------------------------
  7.00%, 12/01/15 to 02/01/34                          2,725,884       2,988,152
--------------------------------------------------------------------------------
  6.50%, 05/01/16 to 01/01/37                            939,727       1,017,559
--------------------------------------------------------------------------------
  6.00%, 05/01/17 to 03/01/37                            273,117         286,732
--------------------------------------------------------------------------------
  5.00%, 03/01/18 to 02/01/19                            656,564         689,851
--------------------------------------------------------------------------------
  5.00%, 07/01/18 to 07/01/18(f)                         285,911         300,710
--------------------------------------------------------------------------------
  5.50%, 11/01/18 to 03/01/21                            410,291         433,861
--------------------------------------------------------------------------------
  8.00%, 08/01/21 to 08/01/31                             15,465          16,958
--------------------------------------------------------------------------------
  8.00%, 04/01/32(f)                                      23,126          26,144
--------------------------------------------------------------------------------
  7.00%, 02/01/33(f)                                     152,020         166,604
--------------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  4.00%, 08/01/24(h)                                   2,000,000       2,019,376
--------------------------------------------------------------------------------
  4.50%, 08/01/24(h)                                  12,000,000      12,322,500
--------------------------------------------------------------------------------
  5.00%, 08/01/24 to 08/01/39(h)                      15,000,000      15,418,123
--------------------------------------------------------------------------------
  5.50%, 08/01/24(h)                                   2,500,000       2,619,140
--------------------------------------------------------------------------------
  4.50%, 08/01/39(g)                                   3,500,000       3,521,875
--------------------------------------------------------------------------------
  6.00%, 08/01/39(h)                                   9,000,000       9,434,529
--------------------------------------------------------------------------------
  6.50%, 08/01/39(g)                                   2,000,000       2,139,064
================================================================================
                                                                      56,076,556
================================================================================


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)-1.77%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 05/15/32                             96,034         107,011
--------------------------------------------------------------------------------
  8.50%, 02/15/25                                         28,831          32,982
--------------------------------------------------------------------------------
  8.00%, 08/15/25                                          4,002           4,524
--------------------------------------------------------------------------------
  6.56%, 01/15/27                                        195,786         212,271
--------------------------------------------------------------------------------
  7.00%, 04/15/28 to 09/15/32                            873,145         955,397
--------------------------------------------------------------------------------
  6.00%, 11/15/28 to 02/15/33                            382,245         405,319
--------------------------------------------------------------------------------
  6.50%, 01/15/29 to 03/15/37                          3,083,145       3,309,493
--------------------------------------------------------------------------------
  5.50%, 06/15/35                                        616,801         644,038
--------------------------------------------------------------------------------
  5.00%, 07/15/35 to 08/15/35                            308,454         318,042
================================================================================
                                                                       5,989,077
================================================================================
     Total U.S. Government Sponsored Mortgage-
       Backed Securities (Cost $134,806,138)                         136,685,737
================================================================================



ASSET-BACKED SECURITIES-20.05%

BA Credit Card Trust-
  Series 2006-B4, Class B4, Floating Rate Pass
  Through Ctfs.,
  0.37%, 03/15/12(c)                                     975,000         967,732
--------------------------------------------------------------------------------
Bear Stearns Adjustable Rate Mortgage Trust-Series
  2003-6, Class 1A3, Pass Through Ctfs.,
  4.56%, 08/25/33                                      2,211,675       1,840,700
--------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage Securities,
  Series 2004-PWR6, Class A4, Pass Through Ctfs.,
  4.52%, 11/11/41                                      1,845,000       1,743,626
--------------------------------------------------------------------------------
  Series 2004-PWR6, Class A6, Pass Through Ctfs.,
  4.83%, 11/11/41                                      1,380,000       1,320,690
--------------------------------------------------------------------------------
  Series 2005-PWR8, Class A4, Pass Through Ctfs.,
  4.67%, 06/11/41                                      2,675,000       2,546,294
--------------------------------------------------------------------------------
  Series 2006-PW11, Class A4, Floating Rate,
  Pass Through Ctfs.,
  5.62%, 03/11/39                                      2,948,000       2,886,109
--------------------------------------------------------------------------------
  Series 2006-T24, Class A3, Pass Through Ctfs.,
  5.53%, 10/12/41                                      1,500,000       1,420,198
--------------------------------------------------------------------------------
  Series 2006-T24, Class A4, Pass Through Ctfs.,
  5.54%, 10/12/41                                      2,000,000       1,857,604
--------------------------------------------------------------------------------
Capital One Multi-Asset Execution Trust-Series
  2007-A9, Class A9, Pass Through Ctfs.,
  4.95%, 08/15/12                                      4,000,000       4,033,094
--------------------------------------------------------------------------------
Chase Issuance Trust,
  Series 2007-A17, Class A,
  Pass Through Ctfs.,
  5.12%, 10/15/14                                      2,560,000       2,710,377
--------------------------------------------------------------------------------
  Series 2009-A3, Class A3, Pass Through Ctfs.,
  2.40%, 06/17/13                                      1,110,000       1,112,769
--------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust-
  Series 2006-C4, Class C4, Floating Rate Pass
  Through Ctfs.,
  0.52%, 01/09/12(c)                                     250,000         245,832
--------------------------------------------------------------------------------
Citicorp Lease Pass-Through Trust-
  Series 1999-1, Class A2, Pass Through Ctfs.,
  8.04%, 12/15/19(b)                                   2,810,000       2,479,471
--------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust Inc.-Series 2004-
  UST1, Class A4, Pass Through Ctfs.,
  3.44%, 08/25/34                                      4,530,199       4,343,245
--------------------------------------------------------------------------------
Countrywide Asset-Backed Ctfs.-
  Series 2007-4, Class A1B, Pass Through Ctfs.,
  5.81%, 09/25/37                                      1,454,645       1,367,532
--------------------------------------------------------------------------------
Credit Suisse Mortgage Capital Ctfs.-
  Series 2009-2R, Class 1A11, Floating Rate Pass
  Through Ctfs.,
  3.46%, 09/26/34 (Acquired 03/27/09; Cost
  $2,413,081)(b)(c)                                    2,781,650       2,753,833
--------------------------------------------------------------------------------
GS Mortgage Securities Corp. II,
  Series 2005 GG4, Class A4A, Pass Through Ctfs.,
  4.75%, 07/10/39                                      2,705,000       2,582,967
--------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust-
  Series 2005-C1, Class A4, Pass Through Ctfs.,
  4.74%, 02/15/30                                        780,000         752,041
--------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM CORE BOND FUND

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES-(CONTINUED)

LB-UBS Commercial Mortgage Trust-
  Series 2005-C3, Class A5, Pass Through Ctfs.,
  4.74%, 07/15/30                                    $ 3,000,000    $  2,848,591
--------------------------------------------------------------------------------
Morgan Stanley Capital I,
  Series 2008-T29, Class A1, Pass Through Ctfs.,
  6.23%, 01/11/43                                      2,302,461       2,356,209
--------------------------------------------------------------------------------
  Series 2005-T19, Class A4A, Pass Through Ctfs.,
  4.89%, 06/12/47                                      2,608,000       2,474,468
--------------------------------------------------------------------------------
Nissan Auto Receivables Owner Trust-
  Series 2006-B, Class A4, Pass Through Ctfs.,
  5.22%, 11/15/11                                      1,727,305       1,757,889
--------------------------------------------------------------------------------
Option One Mortgage Securities Corp.-Series 2007-
  4A, Floating Rate Notes,
  0.39%, 04/25/12 (Acquired 05/11/07; Cost
  $628,489)(b)(c)                                        628,489         251,396
--------------------------------------------------------------------------------
Structured Asset Securities Corp.-
  Series 2007-OSI, Class A2, Floating Rate Pass
  Through Ctfs.,
  0.38%, 06/25/37(c)                                   1,079,984         826,528
--------------------------------------------------------------------------------
USAA Auto Owner Trust,
  Series 2006-2, Class A4, Pass Through Ctfs.,
  5.37%, 02/15/12                                      1,802,456       1,849,778
--------------------------------------------------------------------------------
  Series 2009-1, Class A3, Pass Through Ctfs.,
  3.02%, 06/17/13                                      3,000,000       3,032,481
--------------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage Trust,
  Series 2005-C18, Class A4, Pass Through Ctfs.,
  4.94%, 04/15/42                                      3,670,000       3,524,733
--------------------------------------------------------------------------------
  Series 2005-C21, Class AM, Pass Through Ctfs.,
  5.21%, 10/15/44                                      1,750,000       1,235,988
--------------------------------------------------------------------------------
WaMu Mortgage Pass Through Ctfs.-Series 2003-AR8,
  Class A, Floating Rate Pass Through Ctfs.,
  4.11%, 08/25/33(c)                                   3,518,163       3,271,293
--------------------------------------------------------------------------------
Wells Fargo Mortgage Backed Securities Trust,
  Series 2004-K, Class 1A2, Floating Rate Pass
  Through Ctfs.,
  4.47%, 07/25/34(c)                                   2,907,944       2,631,094
--------------------------------------------------------------------------------
  Series 2004-Z, Class 2A1, Floating Rate Pass
  Through Ctfs.,
  4.57%, 12/25/34(c)                                   3,927,523       3,609,903
--------------------------------------------------------------------------------
Wirefree Partners III-Series 2005-1A, Notes,
  6.00%, 11/17/19 (Acquired 10/12/06; Cost
  $2,296,676)(b)                                       2,321,523       1,302,138
================================================================================
     Total Asset-Backed Securities (Cost
       $66,829,442)                                                   67,936,603
================================================================================



U.S. TREASURY SECURITIES-12.79%

U.S. TREASURY NOTES-8.50%

  6.00%, 08/15/09(f)                                     375,000         375,688
--------------------------------------------------------------------------------
  2.00%, 02/28/10(i)                                   1,400,000       1,413,453
--------------------------------------------------------------------------------
  1.88%, 02/28/14(f)                                   8,010,000       7,833,530
--------------------------------------------------------------------------------
  2.25%, 05/31/14                                     19,395,000      19,185,897
================================================================================
                                                                      28,808,568
================================================================================


U.S. TREASURY BONDS-4.29%

  5.38%, 02/15/31                                     10,445,000      11,990,534
--------------------------------------------------------------------------------
  6.25%, 05/15/30                                      2,000,000       2,534,062
================================================================================
                                                                      14,524,596
================================================================================
     Total U.S. Treasury Securities (Cost
       $43,181,940)                                                   43,333,164
================================================================================


                                                        SHARES

PREFERRED STOCK-2.02%

OFFICE SERVICES & SUPPLIES-2.02%

Pitney Bowes International Holdings Inc.-
  Series D, 4.85% Pfd. (Cost $7,423,508)                      77       6,830,205
================================================================================



MONEY MARKET FUNDS-4.02%

Liquid Assets Portfolio-Institutional Class(j)         6,802,852       6,802,852
--------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(j)               6,802,852       6,802,852
================================================================================
     Total Money Market Funds (Cost $13,605,704)                      13,605,704
================================================================================
TOTAL INVESTMENTS-123.19% (Cost $412,029,993)                        417,306,355
================================================================================
OTHER ASSETS LESS LIABILITIES-(23.19)%                               (78,569,122)
================================================================================
NET ASSETS-100.00%                                                  $338,737,233
________________________________________________________________________________
================================================================================




Investment Abbreviations:

Ctfs.   - Certificates
Deb.    - Debentures
Gtd.    - Guaranteed
Jr.     - Junior
Pfd.    - Preferred
REIT    - Real Estate Investment Trust
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM CORE BOND FUND

(b) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2009 was $42,789,694, which represented 12.63% of the Fund's Net Assets.
(c) Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on July 31, 2009.
(d)   Perpetual bond with no specified maturity date.
(e) Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at July 31, 2009 represented less than 0.01% of the Fund's Net Assets.
(f) All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 4.
(g) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1I.
(h)   Security purchased on forward commitment basis.
(i) Security pledged as collateral to be returned on settlement of closed credit default swap agreements with Lehman Brothers Holdings Inc. See Note 4
(j) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        AIM CORE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2009




ASSETS:

Investments, at value (Cost $398,424,289)                           $403,700,651
--------------------------------------------------------------------------------
Investments in affiliated money market funds, at value and cost       13,605,704
================================================================================
     Total investments, at value (Cost $412,029,993)                 417,306,355
================================================================================
Cash                                                                       8,184
--------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                    20,593,919
--------------------------------------------------------------------------------
  Collateral for credit default swap agreements                          450,000
--------------------------------------------------------------------------------
  Fund shares sold                                                       327,196
--------------------------------------------------------------------------------
  Dividends and interest                                               3,612,307
--------------------------------------------------------------------------------
  Fund expenses absorbed                                                  19,558
--------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans         12,230
--------------------------------------------------------------------------------
Other assets                                                              29,336
================================================================================
     Total assets                                                    442,359,085
________________________________________________________________________________
================================================================================


LIABILITIES:

Payables for:
  Investments purchased                                              100,529,899
--------------------------------------------------------------------------------
  Credit default swap agreements close-out                             1,854,903
--------------------------------------------------------------------------------
  Fund shares reacquired                                                 389,149
--------------------------------------------------------------------------------
  Dividends                                                               56,553
--------------------------------------------------------------------------------
  Variation margin                                                       449,438
--------------------------------------------------------------------------------
  Accrued fees to affiliates                                              94,566
--------------------------------------------------------------------------------
  Accrued other operating expenses                                       210,981
--------------------------------------------------------------------------------
Trustee deferred compensation and retirement plans                        36,363
================================================================================
     Total liabilities                                               103,621,852
================================================================================
Net assets applicable to shares outstanding                         $338,737,233
________________________________________________________________________________
================================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $417,587,373
--------------------------------------------------------------------------------
Undistributed net investment income                                      625,652
--------------------------------------------------------------------------------
Undistributed net realized gain (loss)                               (84,414,888)
--------------------------------------------------------------------------------
Unrealized appreciation                                                4,939,096
================================================================================
                                                                    $338,737,233
________________________________________________________________________________
================================================================================



NET ASSETS:

Class A                                                             $ 74,737,156
________________________________________________________________________________
================================================================================
Class B                                                             $ 20,678,838
________________________________________________________________________________
================================================================================
Class C                                                             $ 18,444,385
________________________________________________________________________________
================================================================================
Class R                                                             $  1,705,102
________________________________________________________________________________
================================================================================
Class Y                                                             $    852,312
________________________________________________________________________________
================================================================================
Institutional Class                                                 $222,319,440
________________________________________________________________________________
================================================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                                                8,700,668
________________________________________________________________________________
================================================================================
Class B                                                                2,406,992
________________________________________________________________________________
================================================================================
Class C                                                                2,147,050
________________________________________________________________________________
================================================================================
Class R                                                                  198,682
________________________________________________________________________________
================================================================================
Class Y                                                                   99,190
________________________________________________________________________________
================================================================================
Institutional Class                                                   25,868,852
________________________________________________________________________________
================================================================================
Class A:
  Net asset value per share                                         $       8.59
--------------------------------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $8.59 divided by 95.25%)                   $       9.02
________________________________________________________________________________
================================================================================
Class B:
  Net asset value and offering price per share                      $       8.59
________________________________________________________________________________
================================================================================
Class C:
  Net asset value and offering price per share                      $       8.59
________________________________________________________________________________
================================================================================
Class R:
  Net asset value and offering price per share                      $       8.58
________________________________________________________________________________
================================================================================
Class Y:
  Net asset value and offering price per share                      $       8.59
________________________________________________________________________________
================================================================================
Institutional Class:
  Net asset value and offering price per share                      $       8.59
________________________________________________________________________________
================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        AIM CORE BOND FUND

STATEMENT OF OPERATIONS

For the year ended July 31, 2009




INVESTMENT INCOME:

Interest                                                                            $ 25,542,592
------------------------------------------------------------------------------------------------
Dividends                                                                              1,946,513
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                             211,678
================================================================================================
     Total investment income                                                          27,700,783
================================================================================================


EXPENSES:

Advisory fees                                                                          1,680,941
------------------------------------------------------------------------------------------------
Administrative services fees                                                             131,947
------------------------------------------------------------------------------------------------
Custodian fees                                                                            95,695
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                175,874
------------------------------------------------------------------------------------------------
  Class B                                                                                234,139
------------------------------------------------------------------------------------------------
  Class C                                                                                153,335
------------------------------------------------------------------------------------------------
  Class R                                                                                  8,744
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R and Y                                                  361,944
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                       5,073
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 30,954
------------------------------------------------------------------------------------------------
Other                                                                                    310,607
================================================================================================
     Total expenses                                                                    3,189,253
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                (354,677)
================================================================================================
     Net expenses                                                                      2,834,576
================================================================================================
Net investment income                                                                 24,866,207
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                                              (68,376,455)
------------------------------------------------------------------------------------------------
  Futures contracts                                                                   (3,641,620)
------------------------------------------------------------------------------------------------
  Swap agreements                                                                    (11,514,529)
================================================================================================
                                                                                     (83,532,604)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                               29,029,318
------------------------------------------------------------------------------------------------
  Futures contracts                                                                     (738,507)
------------------------------------------------------------------------------------------------
  Swap agreements                                                                      3,411,949
================================================================================================
                                                                                      31,702,760
================================================================================================
Net realized and unrealized gain (loss)                                              (51,829,844)
================================================================================================
Net increase (decrease) in net assets resulting from operations                     $(26,963,637)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        AIM CORE BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2009 and 2008



                                                                                2009            2008
--------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $ 24,866,207    $ 27,053,292
--------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                   (83,532,604)      7,634,372
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                                       31,702,760     (25,932,797)
========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (26,963,637)      8,754,867
========================================================================================================


DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                                     (5,122,747)     (4,210,435)
--------------------------------------------------------------------------------------------------------
  Class B                                                                     (1,565,648)     (1,581,978)
--------------------------------------------------------------------------------------------------------
  Class C                                                                       (951,554)       (676,450)
--------------------------------------------------------------------------------------------------------
  Class R                                                                       (120,479)        (82,493)
--------------------------------------------------------------------------------------------------------
  Class Y                                                                        (28,912)             --
--------------------------------------------------------------------------------------------------------
  Institutional Class                                                        (19,814,430)    (19,618,285)
========================================================================================================
     Total distributions from net investment income                          (27,603,770)    (26,169,641)
========================================================================================================


SHARE TRANSACTIONS-NET:

  Class A                                                                      8,770,309      17,454,934
--------------------------------------------------------------------------------------------------------
  Class B                                                                     (2,988,145)     (3,719,890)
--------------------------------------------------------------------------------------------------------
  Class C                                                                      5,953,292       3,729,448
--------------------------------------------------------------------------------------------------------
  Class R                                                                        242,285         555,866
--------------------------------------------------------------------------------------------------------
  Class Y                                                                        857,730              --
--------------------------------------------------------------------------------------------------------
  Institutional Class                                                        (46,618,279)     26,848,614
========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                          (33,782,808)     44,868,972
========================================================================================================
     Net increase (decrease) in net assets                                   (88,350,215)     27,454,198
========================================================================================================


NET ASSETS:

  Beginning of year                                                          427,087,448     399,633,250
========================================================================================================
  End of year (includes undistributed net investment income of $625,652
     and $4,486,804, respectively)                                          $338,737,233    $427,087,448
________________________________________________________________________________________________________
========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        AIM CORE BOND FUND

STATEMENT OF CASH FLOWS

For the year ended July 31, 2009




CASH PROVIDED BY OPERATING ACTIVITIES:

     Net increase (decrease) in net assets resulting from operations               $ (26,963,637)
================================================================================================


ADJUSTMENTS TO RECONCILE NET INCREASE (DECREASE) IN NET ASSETS TO NET CASH PROVIDED BY OPERATING
  ACTIVITIES:

  Purchases of investments                                                          (488,857,439)
------------------------------------------------------------------------------------------------
  Sales of short-term investments, net                                                14,073,321
------------------------------------------------------------------------------------------------
  Decrease in variation margin receivable                                                846,455
------------------------------------------------------------------------------------------------
  Net cash activity from swap agreements                                              (4,074,112)
------------------------------------------------------------------------------------------------
  Proceeds from disposition of investments and principal payments                    480,850,114
------------------------------------------------------------------------------------------------
  Amortization of premiums and accretion of discounts on investments                    (214,539)
------------------------------------------------------------------------------------------------
  Decrease in receivables and other assets                                             1,733,673
------------------------------------------------------------------------------------------------
  Increase in accrued expenses and other payables                                        119,617
------------------------------------------------------------------------------------------------
  Unrealized appreciation on investment securities                                   (29,029,318)
------------------------------------------------------------------------------------------------
  Net realized loss from investment securities                                        68,376,455
================================================================================================
     Net cash provided by operating activities                                        16,860,590
================================================================================================


CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES:

  Net cash activity from dollar rolls                                                 54,835,945
------------------------------------------------------------------------------------------------
  Proceeds from shares of beneficial interest sold                                    84,126,870
------------------------------------------------------------------------------------------------
  Decrease in payable for amount due custodian                                          (366,403)
------------------------------------------------------------------------------------------------
  Disbursements from shares of beneficial interest reacquired                       (144,532,444)
------------------------------------------------------------------------------------------------
  Dividends paid to shareholders                                                        (961,602)
================================================================================================
     Net cash provided by (used in) financing activities                              (6,897,634)
================================================================================================
Net increase in cash and cash equivalents                                              9,962,956
================================================================================================
Cash and cash equivalents at beginning of period                                       3,650,932
================================================================================================
Cash and cash equivalents at end of period                                         $  13,613,888
================================================================================================


NON-CASH FINANCING ACTIVITIES:

  Value of shares of beneficial interest issued in reinvestment of dividends
     paid to shareholders                                                          $  26,672,587
________________________________________________________________________________________________
================================================================================================




NOTES TO FINANCIAL STATEMENTS

July 31, 2009

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Core Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is maximum total return consistent with preservation of capital.

  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as

19        AIM CORE BOND FUND
      institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be

20        AIM CORE BOND FUND
      evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period end date and before the date the financial statements are released to print, which is generally 45 days from the period end date.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. CASH AND CASH EQUIVALENTS -- For the purposes of the Statement of Cash Flows the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

J. DOLLAR ROLL AND FORWARD COMMITMENT TRANSACTIONS -- The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced ("TBA") basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.

        In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a "fee" or a "drop". "Fee" income which is agreed upon amongst the parties at the commencement of the dollar roll and the "drop" which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.

        Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.

        At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.

        Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.

        Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund's overall interest rate exposure.


21        AIM CORE BOND FUND

K. SWAP AGREEMENTS -- The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts ("CDS") for investment purposes or to manage interest rate, currency or credit risk.

        Interest rate, total return index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a "basket" of securities representing a particular index.

        A CDS is an agreement between two parties ("Counterparties") to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the "par value", of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.

        Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

        Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain
      (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain
      (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund's exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.

L. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

M. FOREIGN CURRENCY CONTRACTS -- The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The maximum risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.


22        AIM CORE BOND FUND

N. FUTURES CONTRACTS -- The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and currency and/or risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commissions merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

O. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Effective March 4, 2009, under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $500 million                                           0.40%
-------------------------------------------------------------------
Next $500 million                                            0.375%
-------------------------------------------------------------------
Next $1.5 billion                                            0.35%
-------------------------------------------------------------------
Next $2.5 billion                                            0.325%
-------------------------------------------------------------------
Over $5 billion                                              0.30%
___________________________________________________________________
===================================================================




  Prior to March 4, 2009, the Fund paid an advisory fee to the Advisor based on the annual rate of the Fund's average net assets as follows:

AVERAGE NET ASSETS                                             RATE
-------------------------------------------------------------------
First $500 million                                            0.50%
-------------------------------------------------------------------
Next $500 million                                             0.45%
-------------------------------------------------------------------
Over $1 billion                                               0.40%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Effective March 4, 2009, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C,Class R, Class Y and Institutional Class shares to 0.80%, 1.55%, 1.55%, 1.05%, 0.55% and 0.55% of average daily net assets, respectively, through at least June 30, 2010. Prior to March 4, 2009, the Advisor had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 1.00%, 1.75%, 1.75%, 1.25%, 0.75% and 0.75% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.

  Further, the Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

  For the year ended July 31, 2009, the Advisor waived advisory fees of $56,648 and reimbursed class level expenses of $185,145, $61,620, $40,355, $4,603, $1,345 and $1,759 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.


23        AIM CORE BOND FUND

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended July 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $434.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended July 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2009, IADI advised the Fund that IADI retained $23,867 in front-end sales commissions from the sale of Class A shares and $7, $44,188, $2,203 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--ADDITIONAL VALUATION INFORMATION

Generally Accepted Accounting Principles (GAAP) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs.
             Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  The following is a summary of the tiered valuation input levels, as of the end of the reporting period, July 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                                                   LEVEL 1          LEVEL 2         LEVEL 3          TOTAL
-----------------------------------------------------------------------------------------------------------------------------
Equity Securities                                                $13,605,704     $         --     $6,830,205     $ 20,435,909
-----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Debt Securities                                             --       43,333,164             --       43,333,164
-----------------------------------------------------------------------------------------------------------------------------
U.S. Government Sponsored Mortgage-Backed Debt
  Securities                                                              --      136,685,737             --      136,685,737
-----------------------------------------------------------------------------------------------------------------------------
Corporate Debt Securities                                                 --      147,571,170             --      147,571,170
-----------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities                                                   --       67,936,603             --       67,936,603
-----------------------------------------------------------------------------------------------------------------------------
Foreign Government Debt Securities                                        --        1,343,772             --        1,343,772
=============================================================================================================================
                                                                                                                  417,306,355
=============================================================================================================================
Other Investments*                                                  (337,266)              --             --     $   (337,266)
=============================================================================================================================
  Total Investments                                              $13,268,438     $396,870,446     $6,830,205     $416,969,089
_____________________________________________________________________________________________________________________________
=============================================================================================================================



* Other Investments include futures, which are included at unrealized appreciation (depreciation).


24        AIM CORE BOND FUND

NOTE 4--DERIVATIVE INVESTMENTS

Effective February 1, 2009, the Fund has adopted the provisions of FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities. The standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position and financial performance. The adoption of this provision has no impact on the results of operations reported in the financial statements.

VALUE OF DERIVATIVE INSTRUMENTS AT PERIOD-END

The Table below summarizes the value of the Fund's derivative instruments, detailed by primary risk exposure, held as of July 31, 2009:

                                                                                       VALUE
                                                                              ----------------------
RISK EXPOSURE/ DERIVATIVE TYPE                                                ASSETS     LIABILITIES
----------------------------------------------------------------------------------------------------
Credit risk
  Swap agreements(a)                                                            $--      $(1,854,903)
====================================================================================================
Interest rate risk
  Futures contracts(b)                                                           --         (337,266)
====================================================================================================
                                                                                $--      $(2,192,169)
____________________________________________________________________________________________________
====================================================================================================



(a) Values are disclosed on the Statement of Assets and Liabilities under Credit default swap agreements close-out. Contracts were closed upon the declaration of bankruptcy by Lehman Brothers Holdings Inc. on September 15, 2008. The Fund had $1,413,453 of securities pledged as collateral and $450,000 cash collateral to be returned to the Fund on settlement of the contracts.
(b) Includes cumulative appreciation (depreciation) of futures contracts. Only current day's variation margin receivable (payable) is reported within the Statement of Assets & Liabilities

EFFECT OF DERIVATIVE INSTRUMENTS FOR THE SIX MONTHS ENDED JULY 31, 2009

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

                                                                           LOCATION OF GAIN (LOSS) ON
                                                                             STATEMENT OF OPERATIONS
                                                                        --------------------------------
                                                                          FUTURES*      SWAP AGREEMENTS*
--------------------------------------------------------------------------------------------------------
Realized Gain (Loss)
  Interest rate risk                                                    $(1,336,397)       $        --
--------------------------------------------------------------------------------------------------------
  Credit risk                                                                    --         (1,301,095)
========================================================================================================
Change in Unrealized Appreciation
  Interest rate risk                                                        218,290                 --
--------------------------------------------------------------------------------------------------------
  Credit risk                                                                    --            706,686
========================================================================================================
Total                                                                   $(1,118,107)       $  (594,409)
________________________________________________________________________________________________________
========================================================================================================



* The average value outstanding of futures and swap agreements was $41,493,826 and $71,454,167, respectively.

                                                   OPEN FUTURES CONTRACTS
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                UNREALIZED
                                                      NUMBER OF            MONTH/                              APPRECIATION
CONTRACT                                              CONTRACTS          COMMITMENT              VALUE        (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                90        September-2009/Short     $(10,384,453)       $ (52,225)
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                              238        September-2009/Short      (27,912,938)        (208,903)
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Long Bonds                                  73        September-2009/Short       (8,687,000)         (73,879)
============================================================================================================================
  Subtotal                                                                                   $(46,984,391)       $(335,007)
============================================================================================================================
U.S. Treasury 2 Year Notes                                39         September-2009/Long     $  8,446,547        $  (2,259)
============================================================================================================================
  Total                                                                                                          $(337,266)
____________________________________________________________________________________________________________________________
============================================================================================================================



NOTE 5--EXPENSE OFFSET ARRANGEMENT(S)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $2,768.


25        AIM CORE BOND FUND

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended July 31, 2009, the Fund paid legal fees of $4,113 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--CASH BALANCES

The Fund may borrow for leveraging in an amount up to 5% of the Fund's total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund's total assets.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED JULY 31, 2009 AND 2008:

                                                                                 2009            2008
--------------------------------------------------------------------------------------------------------
Ordinary income                                                              $27,603,770     $26,169,641
________________________________________________________________________________________________________
========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2009
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $    664,386
------------------------------------------------------------------------------------------------
Net unrealized appreciation -- investments                                             5,418,335
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (38,734)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (15,624,854)
------------------------------------------------------------------------------------------------
Post-October deferrals                                                               (69,269,273)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        417,587,373
================================================================================================
Total net assets                                                                    $338,737,233
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to dollar roll transactions.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
July 31, 2014                                                                      $ 1,145,028
-----------------------------------------------------------------------------------------------
July 31, 2015                                                                        1,105,888
-----------------------------------------------------------------------------------------------
July 31, 2016                                                                           89,789
-----------------------------------------------------------------------------------------------
July 31, 2017                                                                       13,284,149
===============================================================================================
Total capital loss carryforward                                                    $15,624,854
_______________________________________________________________________________________________
===============================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.


26        AIM CORE BOND FUND

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended July 31, 2009 was $383,481,539 and $458,380,114, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $ 16,076,058
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (10,657,723)
================================================================================================
Net unrealized appreciation of investment securities                                $  5,418,335
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $411,888,020.


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of swap agreements, on July 31, 2009, undistributed net investment income was decreased by $1,123,589 and undistributed net realized gain (loss) was increased by $1,123,589. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION


                                                                               SUMMARY OF SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                             ------------------------------------------------------------
                                                                        2009(a)                           2008
                                                             ----------------------------     ---------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      4,194,086     $ 36,068,385      5,678,688     $ 57,702,170
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,173,889       10,185,790      1,494,704       15,201,206
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,468,297       12,544,660        978,233        9,894,535
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                         93,523          806,440         85,450          862,592
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     112,168          964,233             --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          2,151,431       18,593,246      4,485,046       45,330,445
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        522,256        4,527,656        369,847        3,721,781
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                        158,797        1,378,941        137,873        1,388,836
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                         93,062          805,906         59,641          599,878
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                         13,886          119,959          8,199           82,325
-------------------------------------------------------------------------------------------------------------------------
  Class Y                                                          3,110           26,267             --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          2,282,214       19,813,858      1,946,844       19,617,539
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        583,470        4,987,732        604,321        6,095,310
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (583,363)      (4,987,732)      (604,249)      (6,095,310)
=========================================================================================================================
Reacquired:
  Class A(b)                                                  (4,293,274)     (36,813,464)    (4,987,486)     (50,064,327)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,115,919)      (9,565,144)    (1,413,545)     (14,214,622)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (860,896)      (7,397,274)      (669,469)      (6,764,965)
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (79,999)        (684,114)       (38,688)        (389,051)
-------------------------------------------------------------------------------------------------------------------------
  Class Y                                                        (16,088)        (132,770)            --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                        (10,024,845)     (85,025,383)    (3,770,069)     (38,099,370)
=========================================================================================================================
     Net increase (decrease) in share activity                (4,124,195)    $(33,782,808)     4,365,340     $ 44,868,972
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) 63% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco Aim.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the
     Fund:

     CLASS                                                                        SHARES        AMOUNT
     --------------------------------------------------------------------------------------------------
     Class Y                                                                      48,577      $ 433,795
     --------------------------------------------------------------------------------------------------
     Class A                                                                     (48,577)      (433,795)
     __________________________________________________________________________________________________
     ==================================================================================================





27        AIM CORE BOND FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                      NET GAINS
                           NET ASSET                 (LOSSES) ON                 DIVIDENDS  DISTRIBUTIONS
                             VALUE,       NET     SECURITIES (BOTH  TOTAL FROM   FROM NET      FROM NET
                           BEGINNING  INVESTMENT    REALIZED AND    INVESTMENT  INVESTMENT     REALIZED        TOTAL
                           OF PERIOD    INCOME       UNREALIZED)    OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 07/31/09          $ 9.80      $0.58(c)      $(1.15)        $(0.57)     $(0.64)       $   --         $(0.64)
Year ended 07/31/08           10.19       0.62(c)       (0.41)          0.21       (0.60)           --          (0.60)
Year ended 07/31/07           10.20       0.53          (0.01)          0.52       (0.53)           --          (0.53)
Year ended 07/31/06           10.47       0.44          (0.28)          0.16       (0.43)        (0.00)         (0.43)
Year ended 07/31/05           10.45       0.32           0.15           0.47       (0.33)        (0.12)         (0.45)
------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 07/31/09            9.80       0.51(c)       (1.15)         (0.64)      (0.57)           --          (0.57)
Year ended 07/31/08           10.20       0.55(c)       (0.42)          0.13       (0.53)           --          (0.53)
Year ended 07/31/07           10.20       0.45           0.00           0.45       (0.45)           --          (0.45)
Year ended 07/31/06           10.47       0.37          (0.28)          0.09       (0.36)        (0.00)         (0.36)
Year ended 07/31/05           10.45       0.24           0.15           0.39       (0.25)        (0.12)         (0.37)
------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 07/31/09            9.81       0.51(c)       (1.16)         (0.65)      (0.57)           --          (0.57)
Year ended 07/31/08           10.20       0.55(c)       (0.41)          0.14       (0.53)           --          (0.53)
Year ended 07/31/07           10.20       0.45           0.00           0.45       (0.45)           --          (0.45)
Year ended 07/31/06           10.47       0.37          (0.28)          0.09       (0.36)        (0.00)         (0.36)
Year ended 07/31/05           10.45       0.24           0.15           0.39       (0.25)        (0.12)         (0.37)
------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 07/31/09            9.79       0.55(c)       (1.15)         (0.60)      (0.61)           --          (0.61)
Year ended 07/31/08           10.19       0.60(c)       (0.42)          0.18       (0.58)           --          (0.58)
Year ended 07/31/07           10.19       0.50           0.01           0.51       (0.51)           --          (0.51)
Year ended 07/31/06           10.45       0.41          (0.26)          0.15       (0.41)        (0.00)         (0.41)
Year ended 07/31/05           10.44       0.29           0.14           0.43       (0.30)        (0.12)         (0.42)
------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 07/31/09(e)         8.93       0.49(c)       (0.37)          0.12       (0.46)           --          (0.46)
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 07/31/09            9.81       0.61(c)       (1.17)         (0.56)      (0.66)           --          (0.66)
Year ended 07/31/08           10.20       0.66(c)       (0.41)          0.25       (0.64)           --          (0.64)
Year ended 07/31/07           10.20       0.56           0.01           0.57       (0.57)           --          (0.57)
Year ended 07/31/06           10.47       0.47          (0.28)          0.19       (0.46)        (0.00)         (0.46)
Year ended 07/31/05           10.45       0.34           0.15           0.49       (0.35)        (0.12)         (0.47)
________________________________________________________________________________________________________________________
========================================================================================================================

                                                                      RATIO OF          RATIO OF
                                                                      EXPENSES          EXPENSES
                                                                     TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                                                                     NET ASSETS      ASSETS WITHOUT   INVESTMENT
                            NET ASSET               NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS       INCOME
                           VALUE, END    TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                            OF PERIOD  RETURN(a)  (000S OMITTED)      ABSORBED          ABSORBED      NET ASSETS   TURNOVER(b)
------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 07/31/09          $ 8.59      (5.69)%     $ 74,737           0.91%(d)          1.19%(d)       6.69%(d)      133%
Year ended 07/31/08            9.80       2.09         75,431           1.02              1.17           6.15           79
Year ended 07/31/07           10.19       5.18         61,457           1.01              1.20           5.13          118
Year ended 07/31/06           10.20       1.62         92,434           1.01              1.31           4.32           95
Year ended 07/31/05           10.47       4.57         75,264           1.01              1.48           3.04          180
------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 07/31/09            8.59      (6.41)        20,679           1.66(d)           1.94(d)        5.94(d)       133
Year ended 07/31/08            9.80       1.23         27,192           1.77              1.92           5.40           79
Year ended 07/31/07           10.20       4.51         32,207           1.76              1.95           4.38          118
Year ended 07/31/06           10.20       0.86         36,741           1.76              2.06           3.57           95
Year ended 07/31/05           10.47       3.80         43,865           1.76              2.14           2.29          180
------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 07/31/09            8.59      (6.50)        18,444           1.66(d)           1.94(d)        5.94(d)       133
Year ended 07/31/08            9.81       1.33         14,184           1.77              1.92           5.40           79
Year ended 07/31/07           10.20       4.50         10,993           1.76              1.95           4.38          118
Year ended 07/31/06           10.20       0.86          9,805           1.76              2.06           3.57           95
Year ended 07/31/05           10.47       3.80          8,573           1.76              2.14           2.29          180
------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 07/31/09            8.58      (5.94)         1,705           1.16(d)           1.44(d)        6.44(d)       133
Year ended 07/31/08            9.79       1.73          1,677           1.27              1.42           5.90           79
Year ended 07/31/07           10.19       5.02          1,185           1.26              1.45           4.88          118
Year ended 07/31/06           10.19       1.47            692           1.26              1.56           4.07           95
Year ended 07/31/05           10.45       4.21            318           1.26              1.64           2.79          180
------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 07/31/09(e)         8.59       1.61            852           0.64(d)(f)        0.95(d)(f)     6.96(d)(f)    133
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 07/31/09            8.59      (5.49)       222,319           0.60(d)           0.62(d)        7.00(d)       133
Year ended 07/31/08            9.81       2.49        308,602           0.62              0.62           6.55           79
Year ended 07/31/07           10.20       5.65        293,792           0.64              0.64           5.50          118
Year ended 07/31/06           10.20       1.91        171,975           0.72              0.72           4.61           95
Year ended 07/31/05           10.47       4.84         97,190           0.75              0.79           3.30          180
______________________________________________________________________________________________________________________________
==============================================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)  Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $70,349, $23,414, $15,334, $1,749, $556 and $252,852 for Class A, Class B, Class C,
     Class R, Class Y, and Institutional Class shares, respectively.
(e)  Commencement date of October 3,2008.
(f)  Annualized.


28        AIM CORE BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Investment Securities Funds and Shareholders of AIM Core Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of AIM Core Bond Fund (one of the funds constituting AIM Investment Securities Funds; hereafter referred to as the "Fund") at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, its cash flows for the year then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

September 18, 2009
Houston, Texas



29        AIM CORE BOND FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2009 through July 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (02/01/09)   (07/31/09)(1)  PERIOD(2,4)    (07/31/09)   PERIOD(2,5)   RATIO(3)
---------------------------------------------------------------------------------------------------
     Class A        $1,000.00      $1,054.40       $4.18       $1,020.73       $4.11        0.82%
---------------------------------------------------------------------------------------------------
     Class B         1,000.00       1,049.20        7.98        1,017.01        7.85        1.57
---------------------------------------------------------------------------------------------------
     Class C         1,000.00       1,049.20        7.98        1,017.01        7.85        1.57
---------------------------------------------------------------------------------------------------
     Class R         1,000.00       1,051.80        5.44        1,019.49        5.36        1.07
---------------------------------------------------------------------------------------------------
     Class Y         1,000.00       1,054.40        2.90        1,021.97        2.86        0.57
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2009, through July 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
(3) Effective March 4, 2009, the Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expense of Class A, Class B, Class C, Class R and Class Y to 0.80%, 1.55%, 1.55%, 1.05% and 0.55% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 0.80%, 1.55%, 1.55%, 1.05% and 0.55% for Class A, Class B, Class C, Class R and Class Y shares, respectively.
(4) The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $4.08, $7.88, $7.88, $5.34 and $2.80 for Class A, Class B, Class C, Class R and Class Y shares, respectively.
(5) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect a one-half year period. The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year period are $4.01, $7.75, $7.75, $5.26 and $2.76 for Class A, Class B, Class C, Class R and Class Y shares, respectively.


30        AIM CORE BOND FUND

Supplement to Annual Report dated 7/31/09

AIM CORE BOND FUND

INSTITUTIONAL CLASS SHARES                   ==========================================      The total annual Fund operating expense
                                                                                          ratio set forth in the most recent Fund
The following information has been           AVERAGE ANNUAL TOTAL RETURNS                 prospectus as of the date of this
prepared to provide Institutional Class      For periods ended 7/31/09                    supplement for Institutional Class shares
shareholders with a performance overview                                                  was 0.52%. The expense ratio presented
specific to their holdings. Institutional    Inception                             3.21%  above may vary from the expense ratios
Class shares are offered exclusively to       5 Years                              1.78   presented in other sections of the actual
institutional investors, including defined    1 Year                              -5.49   report that are based on expenses incurred
contribution plans that meet certain                                                      during the period covered by the report.
criteria.                                    ==========================================
                                                                                             Please note that past performance is
                                             ==========================================   not indicative of future results. More
                                                                                          recent returns may be more or less than
                                             AVERAGE ANNUAL TOTAL RETURNS                 those shown. All returns assume
                                             For periods ended 6/30/09, the most recent   reinvestment of distributions at NAV.
                                             calendar quarter-end                         Investment return and principal value will
                                                                                          fluctuate so your shares, when redeemed,
                                             Inception                             2.88%  may be worth more or less than their
                                              5 Years                              1.44   original cost. See full report for
                                              1 Year                              -8.14   information on comparative benchmarks.
                                                                                          Please consult your Fund prospectus for
                                             ==========================================   more information. For the most current
                                                                                          month-end performance, please call
                                             Institutional Class shares' inception date   800 451 4246 or visit invescoaim.com.
                                             is April 30, 2004. Returns since that date
                                             are historical returns. All other returns
                                             are blended returns of historical
                                             Institutional Class share performance and
                                             restated Class A share performance (for
                                             periods prior to the inception date of
                                             Institutional Class shares) at net asset
                                             value (NAV) and reflect the Rule 12b-1
                                             fees applicable to Class A shares. Class A
                                             shares' inception date is December 31,
                                             2001.

                                                Institutional Class shares have no
                                             sales charge; therefore, performance is at
                                             NAV. Performance of Institutional Class
                                             shares will differ from performance of
                                             other share classes primarily due to
                                             differing sales charges and class
                                             expenses.

==========================================
NASDAQ SYMBOL                        TBRIX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY -- NOT FOR USE WITH THE PUBLIC

THIS MATERIAL IS FOR INSTITUTIONAL INVESTOR USE ONLY AND MAY NOT BE QUOTED, REPRODUCED,
SHOWN TO THE PUBLIC OR USED IN WRITTEN FORM AS SALES LITERATURE FOR PUBLIC USE.

                                                                                                                  [INVESCO AIM LOGO]
                                                                                                                   --SERVICE MARK--

invescoaim.com   CBD-INS-1   Invesco Aim Distributors, Inc.

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2009 through July 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (02/01/09)   (07/31/09)(1)  PERIOD(2,3)    (07/31/09)   PERIOD(2,4)   RATIO(2)
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00      $1,054.50       $2.85       $1,022.02       $2.81        0.56%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2009, through July 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year. Effective March 4, 2009, the Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses of the Institutional Class shares to 0.55% of average daily net assets. The annualized expense ratios restated as if this agreement had been in effect throughout the entire most recent fiscal half year is 0.54%
(3) The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $2.75 for the Institutional Class shares.
(4) The hypothetical expenses paid restated as if the changes discussed above in footnote 2 had been in effect throughout the entire most recent fiscal half year are $2.71 for Institutional Class shares.


AIM CORE BOND FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees (the Board) of AIM        In addition to their meetings             sight of the Fund, and did not identify
Investment Securities Funds is required      throughout the year, the Sub-Committees      any particular factor that was
under the Investment Company Act of 1940     meet at designated contract renewal          controlling. Each Trustee may have
to approve annually the renewal of the AIM   meetings each year to conduct an in-depth    evaluated the information provided
Core Bond Fund (the Fund) investment         review of the performance, fees, expenses,   differently from another Trustee and
advisory agreement with Invesco Aim          and other matters related to their           attributed different weight to the various
Advisors, Inc. (Invesco Aim) and the         assigned funds. During the contract          factors. The Trustees recognized that the
Master Intergroup Sub-Advisory Contract      renewal process, the Trustees receive        advisory arrangements and resulting
for Mutual Funds (the sub-advisory           comparative performance and fee data         advisory fees for the Fund and the other
contracts) with Invesco Asset Management     regarding the AIM Funds prepared by an       AIM Funds are the result of years of
Deutschland GmbH, Invesco Asset Management   independent company, Lipper, Inc.            review and negotiation between the
Limited, Invesco Asset Management (Japan)    (Lipper), under the direction and            Trustees and Invesco Aim, that the
Limited, Invesco Australia Limited,          supervision of the Senior Officer who also   Trustees may focus to a greater extent on
Invesco Global Asset Management (N.A.),      prepares a separate analysis of this         certain aspects of these arrangements in
Inc., Invesco Hong Kong Limited, Invesco     information for the Trustees. Each           some years than in others, and that the
Institutional (N.A.), Inc., Invesco Senior   SubCommittee then makes recommendations to   Trustees' deliberations and conclusions in
Secured Management, Inc. and Invesco         the Investments Committee regarding the      a particular year may be based in part on
Trimark Ltd. (collectively, the Affiliated   fees and expenses of their assigned funds.   their deliberations and conclusions
Sub-Advisers). During contract renewal       The Investments Committee considers each     regarding these same arrangements
meetings held on June 16-17, 2009, the       Sub-Committee's recommendations and makes    throughout the year and in prior years.
Board as a whole, and the disinterested or   its own recommendations regarding the fees
"independent" Trustees voting separately,    and expenses of the AIM Funds to the full       The discussion below serves as a
approved the continuance of the Fund's       Board. The Investments Committee also        summary of the Senior Officer's
investment advisory agreement and the        considers each Sub-Committee's               independent written evaluation with
sub-advisory contracts for another year,     recommendations in making its annual         respect to the Fund's investment advisory
effective July 1, 2009. In doing so, the     recommendation to the Board whether to       agreement as well as a discussion of the
Board determined that the Fund's             approve the continuance of each AIM Fund's   material factors and related conclusions
investment advisory agreement and the        investment advisory agreement and            that formed the basis for the Board's
sub-advisory contracts are in the best       sub-advisory contracts for another year.     approval of the Fund's investment advisory
interests of the Fund and its shareholders                                                agreement and sub-advisory contracts.
and that the compensation to Invesco Aim        The independent Trustees met separately   Unless otherwise stated, information set
and the Affiliated Sub-Advisers under the    during their evaluation of the Fund's        forth below is as of June 17, 2009, and
Fund's investment advisory agreement and     investment advisory agreement and            does not reflect any changes that may have
sub-advisory contracts is fair and           sub-advisory contracts with independent      occurred since that date, including but
reasonable.                                  legal counsel. The independent Trustees      not limited to changes to the Fund's
                                             were also assisted in their annual           performance, advisory fees, expense
THE BOARD'S FUND EVALUATION PROCESS          evaluation of the Fund's investment          limitations and/or fee waivers.
                                             advisory agreement by the Senior Officer.
The Board's Investments Committee has        One responsibility of the Senior Officer     FACTORS AND CONCLUSIONS AND SUMMARY OF
established three Sub-Committees that are    is to manage the process by which the AIM    INDEPENDENT WRITTEN FEE EVALUATION
responsible for overseeing the management    Funds' proposed management fees are
of a number of the series portfolios of      negotiated during the annual contract           A. Nature, Extent and Quality of
the AIM Funds. This Sub-Committee            renewal process to ensure that they are            Services Provided by Invesco Aim
structure permits the Trustees to focus on   negotiated in a manner that is at arms'
the performance of the AIM Funds that have   length and reasonable. Accordingly, the      The Board reviewed the advisory services
been assigned to them. The Sub-Committees    Senior Officer must either supervise a       provided to the Fund by Invesco Aim under
meet throughout the year to review the       competitive bidding process or prepare an    the Fund's investment advisory agreement,
performance of their assigned funds, and     independent written evaluation. The Senior   the performance of Invesco Aim in
the Sub-Committees review monthly and        Officer recommended that an independent      providing these services, and the
quarterly comparative performance            written evaluation be provided and, at the   credentials and experience of the officers
information and periodic asset flow data     direction of the Board, prepared an          and employees of Invesco Aim who provide
for their assigned funds. These materials    independent written evaluation.              these services. The Board's review of the
are prepared under the direction and                                                      qualifications of Invesco Aim to provide
supervision of the independent Senior           During the annual contract renewal        these services included the Board's
Officer, an officer of the AIM Funds who     process, the Board considered the factors    consideration of Invesco Aim's portfolio
reports directly to the independent          discussed below in evaluating the fairness   and product review process, various back
Trustees. Over the course of each year,      and reasonableness of the Fund's             office support functions provided by
the Sub-Committees meet with portfolio       investment advisory agreement and            Invesco Aim and its affiliates, and
managers for their assigned funds and        sub-advisory contracts. The Board            Invesco Aim's equity and fixed income
other members of management and review       considered all of the information provided   trading operations. The Board concluded
with these individuals the performance,      to them, including information provided at   that the nature, extent and quality of the
investment objective(s), policies,           their meetings throughout the year as part   advisory services provided to the Fund by
strategies and limitations of these funds.   of their ongoing over-                       Invesco Aim are appropriate and that
                                                                                          Invesco Aim currently is providing
                                                                                          satisfactory advisory services in
                                                                                          accordance with the

                                                                                                                           continued


31    AIM CORE BOND FUND

terms of the Fund's investment advisory      Affiliated Sub-Advisers in managing the      end of the past calendar year. The Board
agreement. In addition, based on their       Fund.                                        noted that some comparative data was at
ongoing meetings throughout the year with                                                 least one year old and that other data did
the Fund's portfolio manager or managers,       C. Fund Performance                       not reflect the market downturn that
the Board concluded that these individuals                                                occurred in the fourth quarter of 2008.
are competent and able to continue to        The Board considered Fund performance as a
carry out their responsibilities under the   relevant factor in considering whether to       The Board compared the Fund's
Fund's investment advisory agreement.        approve the investment advisory agreement    sub-advisory fee rate to the effective fee
                                             as well as the sub-advisory contracts for    rates (the advisory fee after any advisory
   In determining whether to continue the    the Fund, as Invesco Institutional           fee waivers and before any expense
Fund's investment advisory agreement, the    currently manages assets of the Fund.        limitations/ waivers) paid by numerous
Board considered the prior relationship                                                   separately managed accounts/wrap accounts
between Invesco Aim and the Fund, as well       The Board compared the Fund's             advised or sub-advised by Invesco
as the Board's knowledge of Invesco Aim's    performance during the past one, three and   Institutional. The Board noted that the
operations, and concluded that it is         five calendar years to the performance of    Fund's sub-advisory fee rate was generally
beneficial to maintain the current           all funds in the Lipper performance          below the rate for separately managed
relationship, in part, because of such       universe that are not managed by Invesco     accounts/wrap accounts advised or
knowledge. The Board also considered the     Aim or an Affiliated Sub-Adviser and         sub-advised by Invesco Institutional. The
steps that Invesco Aim and its affiliates    against the Lipper Intermediate Investment   Board considered that management of the
continue to take to improve the quality      Grade Debt Funds Index. The Board noted      separately managed accounts/wrap accounts
and efficiency of the services they          that the Fund's performance was in the       by Invesco Institutional involves
provide to the AIM Funds in the areas of     fourth quintile of its performance           different levels of services and different
investment performance, product line         universe for the one, three and five year    operational and regulatory requirements
diversification, distribution, fund          periods (the first quintile being the best   than Invesco Aim's and Invesco
operations, shareholder services and         performing funds and the fifth quintile      Institutional's management of the Fund.
compliance. The Board concluded that the     being the worst performing funds). The       The Board concluded that these differences
quality and efficiency of the services       Board noted that the Fund's performance      are appropriately reflected in the fee
Invesco Aim and its affiliates provide to    was below the performance of the Index for   structure for the Fund.
the AIM Funds in each of these areas         the one, three and five year periods. The
support the Board's approval of the          Board also noted that Invesco Aim made          The Board noted that Invesco Aim has
continuance of the Fund's investment         manager and process changes in 2008 and      contractually agreed to waive fees and/or
advisory agreement.                          early 2009, and Invesco Aim believes it is   limit expenses of the Fund through at
                                             too early to assess the impact of such       least June 30, 2010 in an amount necessary
   B. Nature, Extent and Quality of          changes on the Fund's performance.           to limit total annual operating expenses
      Services Provided by Affiliated        Although the independent written             to a specified percentage of average daily
      Sub-Advisors                           evaluation of the Fund's Senior Officer      net assets for each class of the Fund. The
                                             only considered Fund performance through     Board considered the effect this expense
The Board reviewed the services provided     the most recent calendar year, the Board     limitation would have on the Fund's
by the Affiliated Sub-Advisers under the     also reviewed more recent Fund performance   estimated total expenses. The Board noted
sub-advisory contracts and the credentials   and this review did not change their         that Invesco Aim has agreed to reduce the
and experience of the officers and           conclusions. The Board noted that, in        per account transfer agent fee for all the
employees of the Affiliated Sub-Advisers     response to the Board's focus on fund        retail funds, including the Fund,
who provide these services. The Board        performance, Invesco Aim has taken a         effective July 1, 2009.
concluded that the nature, extent and        number of actions intended to improve the
quality of the services provided by the      investment process for the funds.               The Board also considered the services
Affiliated Sub-Advisers are appropriate.                                                  provided by the Affiliated Sub-Advisers
The Board noted that the Affiliated             D. Advisory and Sub-Advisory Fees and     pursuant to the sub-advisory contracts and
Sub-Advisers, which have offices and               Fee Waivers                            the services provided by Invesco Aim
personnel that are geographically                                                         pursuant to the Fund's advisory agreement,
dispersed in financial centers around the    The Board compared the Fund's contractual    as well as the allocation of fees between
world, can provide research and other        advisory fee rate to the contractual         Invesco Aim and the Affiliated
information and make recommendations on      advisory fee rates of funds in the Fund's    Sub-Advisers pursuant to the sub-advisory
the markets and economies of various         Lipper expense group that are not managed    contracts. The Board noted that the
countries and securities of companies        by Invesco Aim or an Affiliated              sub-advisory fees have no direct effect on
located in such countries or on various      Sub-Adviser, at a common asset level. The    the Fund or its shareholders, as they are
types of investments and investment          Board noted that the Fund's contractual      paid by Invesco Aim to the Affiliated
techniques. The Board noted that             advisory fee rate was at the median          Sub-Advisers, and that Invesco Aim and the
investment decisions for the Fund are made   contractual advisory fee rate of funds in    Affiliated Sub-Advisers are affiliates.
by Invesco Institutional (N.A.), Inc.        its expense group. The Board also reviewed
(Invesco Institutional). The Board           the methodology used by Lipper in               After taking account of the Fund's
concluded that the sub-advisory contracts    determining contractual fee rates, which     contractual advisory fee rate, the
benefit the Fund and its shareholders by     includes using audited financial data from   contractual sub-advisory fee rate, the
permitting Invesco Aim to utilize the        the most recent annual report of each fund   comparative advisory fee information
additional resources and talent of the       in the expense group that was publicly       discussed above, the expense limitations
                                             available as of the                          and other relevant factors, the Board
                                                                                          concluded that the Fund's advisory and
                                                                                          sub-advisory fees are fair and reasonable.

                                                                                                                           continued


32    AIM CORE BOND FUND

   E. Economies of Scale and Breakpoints     and has the resources necessary to perform   to 100% of the net advisory fees Invesco
                                             its obligations under the sub-advisory       Aim receives from the affiliated money
The Board considered the extent to which     contracts, and concluded that each           market funds with respect to the Fund's
there are economies of scale in the          Affiliated Sub-Adviser has the financial     investment in the affiliated money market
provision of advisory services to the        resources necessary to fulfill these         funds of uninvested cash, but not cash
Fund. The Board also considered whether      obligations.                                 collateral. The Board concluded that the
the Fund benefits from such economies of                                                  Fund's investment of uninvested cash and
scale through contractual breakpoints in        G. Collateral Benefits to Invesco Aim     cash collateral from any securities
the Fund's advisory fee schedule. The              and its Affiliates                     lending arrangements in the affiliated
Board noted that the Fund's contractual                                                   money market funds is in the best
advisory fee schedule includes four          The Board considered various other           interests of the Fund and its
breakpoints, but that due to Fund's asset    benefits received by Invesco Aim and its     shareholders.
level at the end of the past calendar        affiliates resulting from Invesco Aim's
year, the fund is not currently benefiting   relationship with the Fund, including the
from the breakpoints. Based on this          fees received by Invesco Aim and its
information, the Board concluded that the    affiliates for their provision of
Fund's advisory fees would reflect           administrative, transfer agency and
economies of scale at higher asset levels.   distribution services to the Fund. The
The Board also noted that the Fund shares    Board considered the performance of
directly in economies of scale through       Invesco Aim and its affiliates in
lower fees charged by third party service    providing these services and the
providers based on the combined size of      organizational structure employed by
all of the AIM Funds and affiliates.         Invesco Aim and its affiliates to provide
                                             these services. The Board also considered
   F. Profitability and Financial            that these services are provided to the
      Resources                              Fund pursuant to written contracts that
                                             are reviewed and approved on an annual
The Board reviewed information from          basis by the Board. The Board concluded
Invesco Aim concerning the costs of the      that Invesco Aim and its affiliates are
advisory and other services that Invesco     providing these services in a satisfactory
Aim and its affiliates provide to the Fund   manner and in accordance with the terms of
and the profitability of Invesco Aim and     their contracts, and are qualified to
its affiliates in providing these            continue to provide these services to the
services. The Board also reviewed            Fund.
information concerning the financial
condition of Invesco Aim and its                The Board considered the benefits
affiliates. The Board reviewed with          realized by Invesco Aim and the Affiliated
Invesco Aim the methodology used to          Sub-Advisers as a result of portfolio
prepare the profitability information. The   brokerage transactions executed through
Board considered the overall profitability   "soft dollar" arrangements. The Board
of Invesco Ltd., the ultimate parent of      noted that soft dollar arrangements shift
Invesco Aim and the Affiliated               the payment obligation for research and
Sub-Advisers, and of Invesco Aim, as well    execution services from Invesco Aim and
as the profitability of Invesco Aim in       the Affiliated Sub-Advisers to the funds
connection with managing the Fund. The       and therefore may reduce Invesco Aim's and
Board noted that Invesco Aim continues to    the Affiliated Sub-Advisers' expenses. The
operate at a net profit, although the        Board concluded that Invesco Aim's and the
reduction of assets under management as a    Affiliated Sub-Advisers' soft dollar
result of market movements and the           arrangements are appropriate. The Board
increase in voluntary fee waivers for        also concluded that, based on their review
affiliated money market funds have reduced   and representations made by the Chief
the profitability of Invesco Aim and its     Compliance Officer of Invesco Aim, these
affiliates. The Board concluded that the     arrangements are consistent with
Fund's fees are fair and reasonable, and     regulatory requirements.
that the level of profits realized by
Invesco Aim and its affiliates from             The Board considered the fact that the
providing services to the Fund is not        Fund's uninvested cash and cash collateral
excessive in light of the nature, quality    from any securities lending arrangements
and extent of the services provided. The     may be invested in money market funds
Board considered whether Invesco Aim is      advised by Invesco Aim pursuant to
financially sound and has the resources      procedures approved by the Board. The
necessary to perform its obligations under   Board noted that Invesco Aim will receive
the Fund's investment advisory agreement,    advisory fees from these affiliated money
and concluded that Invesco Aim has the       market funds attributable to such
financial resources necessary to fulfill     investments, although Invesco Aim has
these obligations. The Board also            contractually agreed to waive through at
considered whether each Affiliated           least June 30, 2010, the advisory fees
Sub-Adviser is financially sound             payable by the Fund in an amount equal


33    AIM CORE BOND FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended July 31, 2009:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Qualified Dividend Income*                             0.02%
     Corporate Dividends Received Deduction*                   0%
     U.S. Treasury Obligations*                             0.98%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.


34        AIM CORE BOND FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

        NAME, YEAR          TRUSTEE AND/
 OF BIRTH AND POSITION(S)    OR OFFICER                         PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIP(S)
    HELD WITH THE TRUST        SINCE                              DURING PAST 5 YEARS                             HELD BY TRUSTEE
--------------------------  ------------  -------------------------------------------------------------------  ---------------------
INTERESTED PERSONS

Martin L. Flanagan(1) --    2007          Executive Director, Chief Executive Officer and President, Invesco   None
1960                                      Ltd. (ultimate parent of Invesco Aim and a global investment
Trustee                                   management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds(R); Vice
                                          Chairman, Investment Company Institute; and Member of Executive
                                          Board, SMU Cox School of Business

                                          Formerly: Director, Chairman, Chief Executive Officer and
                                          President, IVZ Inc. (holding company), INVESCO Group Services, Inc.
                                          (service provider) and Invesco North American Holdings, Inc.
                                          (holding company); Director, Chief Executive Officer and President,
                                          Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd. and Chairman,
                                          Investment Company Institute

Philip A. Taylor(2) --      2006          Head of North American Retail and Senior Managing Director, Invesco  None
1954                                      Ltd.; Director, Chief Executive Officer and President, Invesco Aim
Trustee, President and                    Advisors, Inc. and 1371 Preferred Inc. (holding company); Director,
Principal Executive                       Chairman, Chief Executive Officer and President, Invesco Aim
Officer                                   Management Group, Inc. (financial services holding company) and
                                          Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc.
                                          (registered investment advisor and registered transfer agent) and
                                          AIM GP Canada Inc. (general partner for limited partnerships);
                                          Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services,
                                          Inc. (registered transfer agent) and INVESCO Distributors, Inc.
                                          (registered broker dealer); Director, President and Chairman,
                                          INVESCO Inc. (holding company) and Invesco Canada Holdings Inc.
                                          (holding company); Chief Executive Officer, AIM Trimark Corporate
                                          Class Inc. (corporate mutual fund company) and AIM Trimark Canada
                                          Fund Inc. (corporate mutual fund company); Director and Chief
                                          Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltee
                                          (registered investment advisor and registered transfer agent) and
                                          Invesco Trimark Dealer Inc. (registered broker dealer); Trustee,
                                          President and Principal Executive Officer, The AIM Family of
                                          Funds(R) (other than AIM Treasurer's Series Trust and Short-Term
                                          Investments Trust); Trustee and Executive Vice President, The AIM
                                          Family of Funds(R) (AIM Treasurer's Series Trust and Short-Term
                                          Investments Trust only); and Manager, Invesco PowerShares Capital
                                          Management LLC

                                          Formerly: President, Invesco Trimark Dealer Inc.; Director and
                                          President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada
                                          Fund Inc.; Director and President, Invesco Trimark Ltd./Invesco
                                          Trimark Ltee; Senior Managing Director, Invesco Holding Company
                                          Limited; Trustee and Executive Vice President, Tax-Free Investments
                                          Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive
                                          Officer, The AIM Family of Funds(R) (AIM Treasurer's Series Trust,
                                          Short-Term Investments Trust and Tax-Free Investments Trust only);
                                          President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund
                                          Inc.; and Director, Trimark Trust (federally regulated Canadian trust company)

INDEPENDENT TRUSTEES

Bruce L. Crockett -- 1944   2001          Chairman, Crockett Technology Associates (technology consulting      ACE Limited
Trustee and Chair                         company)                                                             (insurance company);
                                                                                                               Captaris, Inc.
                                                                                                               (unified messaging
                                                                                                               provider); and
                                                                                                               Investment Company
                                                                                                               Institute

Bob R. Baker -- 1936        2003          Retired                                                              None
Trustee

Frank S. Bayley -- 1939     1987          Retired                                                              None
Trustee
                                          Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)

James T. Bunch -- 1942      2003          Founder, Green, Manning & Bunch Ltd., (investment banking firm)      Board of Governors,
Trustee                                                                                                        Western Golf
                                                                                                               Association/Evans
                                                                                                               Scholars Foundation
                                                                                                               and Executive
                                                                                                               Committee, United
                                                                                                               States Golf
                                                                                                               Association

Albert R. Dowden -- 1941     2001         Director of a number of public and private business corporations,    Board of Nature's
Trustee                                   including the Boss Group Ltd. (private investment and management);   Sunshine Products,
                                          Continental Energy Services, LLC (oil and gas pipeline service);     Inc.
                                          Reich & Tang Funds (registered investment company); Annuity and
                                          Life Re (Holdings), Ltd. (reinsurance company), and Homeowners of
                                          America Holding Corporation/Homeowners of America Insurance
                                          Company (property casualty company)

                                          Formerly: Director, CompuDyne Corporation (provider of product and services to the public security market); Director, President and
                                          Chief Executive Officer, Volvo Group North America, Inc.; Senior
                                          Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields -- 1952       2001         Chief Executive Officer, Twenty First Century Group, Inc.            Administaff
Trustee                                   (government affairs company); and Owner and Chief Executive
                                          Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment),  Discovery Global Education Fund (non-profit) and
                                          Cross Timbers Quail Research Ranch (non-profit)

                                          Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling -- 1937     2001          Partner, law firm of Kramer Levin Naftalis and Frankel LLP           Director, Reich &
Trustee                                                                                                        Tang Funds
                                                                                                               (16 portfolios)

Prema Mathai-Davis -- 1950  2001          Retired                                                              None
Trustee

Lewis F. Pennock -- 1942    2001          Partner, law firm of Pennock & Cooper                                None
Trustee

Larry Soll -- 1942          2003          Retired                                                              None
Trustee

Raymond Stickel, Jr. --     2005          Retired                                                              None
1944
Trustee                                   Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)

(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

        NAME, YEAR          TRUSTEE AND/
 OF BIRTH AND POSITION(S)    OR OFFICER                         PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIP(S)
    HELD WITH THE TRUST        SINCE                              DURING PAST 5 YEARS                             HELD BY TRUSTEE
--------------------------  ------------  -------------------------------------------------------------------  ---------------------
OTHER OFFICERS

Russell C. Burk -- 1958     2005          Senior Vice President and Senior Officer of The AIM Family of        N/A
Senior Vice President and                 Funds(R)
Senior Officer
                                          Formerly: Director of Compliance and Assistant General Counsel,
                                          ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                          Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

John M. Zerr -- 1962        2006          Director, Senior Vice President, Secretary and General Counsel,      N/A
Senior Vice President,                    Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and
Chief Legal Officer and                   Invesco Aim Capital Management, Inc.; Director, Senior Vice
Secretary                                 President and Secretary, Invesco Aim Distributors, Inc.; Director,
                                          Vice President and Secretary, Invesco Aim Investment Services, Inc.
                                          and INVESCO Distributors, Inc.; Director and Vice President,
                                          INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal
                                          Officer and Secretary, The AIM Family of Funds(R); and Manager,
                                          Invesco PowerShares Capital Management LLC

                                          Formerly: Director, Vice President and Secretary, Fund Management
                                          Company; Vice President, Invesco Aim Capital Management, Inc.;
                                          Chief Operating Officer and General Counsel, Liberty Ridge Capital,
                                          Inc. (an investment adviser); Vice President and Secretary, PBHG
                                          Funds (an investment company); Vice President and Secretary, PBHG
                                          Insurance Series Fund (an investment company); Chief Operating
                                          Officer, General Counsel and Secretary, Old Mutual Investment
                                          Partners (a broker-dealer); General Counsel and Secretary, Old
                                          Mutual Fund Services (an administrator); General Counsel and
                                          Secretary, Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary,
                                          Old Mutual Capital, Inc. (an investment adviser); and Vice
                                          President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley -- 1959    2004          Global Compliance Director, Invesco Ltd.; and Vice President, The    N/A
Vice President                            AIM Family of Funds(R)

                                          Formerly: Senior Vice President, Invesco Aim Management Group,
                                          Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                          Aim Advisors, Inc. and The AIM Family of Funds(R); Vice President
                                          and Chief Compliance Officer, Invesco Aim Capital Management, Inc.
                                          and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim
                                          Investment Services, Inc. and Fund Management Company

Kevin M. Carome -- 1956     2003          General Counsel, Secretary and Senior Managing Director, Invesco     N/A
Vice President                            Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds
                                          Group, Inc.; Director and Executive Vice President, IVZ, Inc.,
                                          Invesco Group Services, Inc., .Invesco North American Holdings,
                                          Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President,
                                          The AIM Family of Funds(R)

                                          Formerly: Secretary, Invesco North American Holdings, Inc.; Vice
                                          President and Secretary, IVZ, Inc. and Invesco Group Services,
                                          Inc.; Senior Managing Director and Secretary, Invesco Holding
                                          Company Limited; Director, Senior Vice President, Secretary and
                                          General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                          Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                          Inc.; Director, General Counsel and Vice President, Fund Management
                                          Company; Vice President, Invesco Aim Capital Management, Inc. and
                                          Invesco Aim Investment Services, Inc.; Senior Vice President, Chief
                                          Legal Officer and Secretary, The AIM Family of Funds(R); Director
                                          and Vice President, INVESCO Distributors, Inc.; and Chief Executive
                                          Officer and President, INVESCO Funds Group, Inc.

Sheri Morris -- 1964         1999         Vice President, Treasurer and Principal Financial Officer, The AIM   N/A
Vice President, Treasurer                 Family of Funds(R); and Vice President, Invesco Aim Advisors, Inc.,
and Principal Financial                   Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset
Officer                                   Management Inc.

                                          Formerly: Assistant Vice President and Assistant Treasurer, The AIM
                                          Family of Funds(R) and Assistant Vice President, Invesco Aim
                                          Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco
                                          Aim Private Asset Management, Inc.

Karen Dunn Kelley -- 1960   2004          Head of Invesco's World Wide Fixed Income and Cash Management        N/A
Vice President                            Group; Vice President, Invesco Institutional (N.A.), Inc.
                                          (registered investment advisor); Director of Cash Management and
                                          Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim
                                          Capital Management, Inc.; Executive Vice President, Invesco Aim
                                          Distributors, Inc.; Senior Vice President, Invesco Aim Management
                                          Group, Inc.; Vice President, The AIM Family of Funds(R) (other than
                                          AIM Treasurer's Series Trust and Short-Term Investments Trust); and
                                          President and Principal Executive Officer, The AIM Family of
                                          Funds(R) (AIM Treasurer's Series Trust and Short-Term Investments
                                          Trust only)

                                          Formerly: President and Principal Executive Officer, Tax-Free
                                          Investments Trust; Director and President, Fund Management Company;
                                          Chief Cash Management Officer and Managing Director, Invesco Aim
                                          Capital Management, Inc.; and Vice President, Invesco Aim Advisors,
                                          Inc. and The AIM Family of Funds(R) (AIM Treasurer's Series Trust,
                                          Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek -- 1967     2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,      N/A
Anti-Money Laundering                     Inc., Invesco Aim Capital Management, Inc., Invesco Aim
Compliance Officer                        Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco
                                          Aim Private Asset Management, Inc. and The AIM Family of Funds(R)

                                          Formerly: Anti-Money Laundering Compliance Officer, Fund
                                          Management Company; and Manager of the Fraud Prevention
                                          Department, Invesco Aim Investment Services, Inc.

Todd L. Spillane -- 1958    2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior    N/A
Chief Compliance Officer                  Vice President and Chief Compliance Officer, Invesco Aim Advisors,
                                          Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance
                                          Officer, The AIM Family of Funds(R), Invesco Global Asset
                                          Management (N.A.), Inc. (registered investment advisor), Invesco
                                          Institutional (N.A.), Inc., (registered investment advisor),
                                          INVESCO Private Capital Investments, Inc. (holding company),
                                          Invesco Private Capital, Inc. (registered investment advisor) and
                                          Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and
                                          Invesco Aim Investment Services, Inc.

                                          Formerly: Vice President, Invesco Aim Capital Management, Inc. and
                                          Fund Management Company; and Global Head of Product Development,
                                          AIG-Global Investment Group, Inc.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's prospectus for information on the Fund's sub-advisors.

OFFICE OF THE FUND
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

COUNSEL TO THE FUND
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INVESTMENT ADVISOR
Invesco Aim Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

COUNSEL TO THE INDEPENDENT TRUSTEES
Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

DISTRIBUTOR
Invesco Aim Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

TRANSFER AGENT
Invesco Aim Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

AUDITORS
PricewaterhouseCoopers LLP
1201 Louisiana Street
Suite 2900
Houston, TX 77002-5678

CUSTODIAN
State Street Bank and Trust Company
225 Franklin
Boston, MA 02110-2801

[GO PAPERLESS
   GRAPHIC]

====================================================================================================================================

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about eeees:

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This service is provided by Invesco Aim Investment Services, Inc.

====================================================================================================================================

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise.
If you do not want the mailing of these documents to be combined with those for other members of your household, please contact
Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after October 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim
Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital
Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco
Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

   It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc.,
Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset             [INVESCO AIM LOGO]
Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser       --SERVICE MARK--
firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

                                                          invescoaim.com   CBD-AR-1    Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]          ANNUAL REPORT TO SHAREHOLDERS          JULY 31, 2009
 --SERVICE MARK--

                                AIM DYNAMICS FUND

                               [MOUNTAIN GRAPHIC]

2     Letters to Shareholders
4     Performance Summary
4     Management Discussion
6     Long-Term Fund Performance
8     Supplemental Information
9     Schedule of Investments
12    Financial Statements
14    Notes to Financial Statements
21    Financial Highlights
22    Auditor's Report
23    Fund Expenses
24    Approval of Investment Advisory and Sub-Advisory Agreements
T-1   Trustees and Officers

                                     Dear Shareholders:

                                     While the year covered by this report was difficult -- for long-time investors and veteran investment professionals alike -- economic conditions and market trends appeared much more
               [TAYLOR               favorable at the close of the fiscal year than at its start.
                PHOTO]
                                        The 12 months ended July 31, 2009, included a sharp market sell-off that occurred in the second half of 2008. That downturn affected virtually all sectors, markets and investors. The decline had a number of causes, the most immediate being unprecedented turmoil in credit markets. Economic uncertainty prompted banks to hoard cash and reduce lending, and caused investors to shun short-term corporate debt. As a result, businesses found it difficult to fund
            Philip Taylor            their day-to-day operations, and the U.S. economy -- as well as economies around the globe --
                                     virtually froze briefly.

                                     INCREASED COMMUNICATION

                                     These developments prompted a greater-than-usual number of shareholders to contact me.

Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.

   Many of you sought explanations for the decline in the value of your accounts, while others asked more general questions about when the economy might improve. Your questions, comments and suggestions gave me better insight into what was on your minds, and I was pleased that so many of you took the time to share your thoughts with me.

   As a result, Invesco Aim's investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of "Investment Perspectives" articles on our website, invescoaim.com. Through these articles, we've tried to provide timely market commentary, general investor education information and sector updates. I hope you'll take a moment to read them and let me know if you find them useful.

   To access your Fund's latest quarterly commentary, click on "Products and Performance" at the top of our website; next, select
"Mutual Funds"; and then click on "Quarterly Commentary."

   I also hope you've stayed in touch with your financial advisor. An experienced financial advisor who is familiar with your individual investment goals, time horizon and risk tolerance can be a source of comfort and information during uncertain times. He or she can monitor your investments to ensure they're on track and can prevent you from making impulsive short-term decisions that may have adverse long-term consequences.

REASONS FOR OPTIMISM

The economy and equity markets reacted to a barrage of negative news during the year. Consumer spending -- which accounts for more than two-thirds(1) of the U.S. economy -- was sluggish as unemployment rose; more workers worried about their job security; home and portfolio values declined; and credit became more difficult to obtain.

   In his semiannual monetary policy report to Congress in late July, U.S. Federal Reserve Board Chairman Ben Bernanke summarized the stresses and strains the U.S. and global economies suffered in late 2008 and early 2009. Importantly, he suggested that the aggressive, coordinated actions taken by governments and central banks around the world finally may be yielding results. He testified that in recent months:

   -  The pace of overall economic decline appears to have slowed significantly.

   -  Credit availability, for consumers and businesses, has improved noticeably.

   -  Investors' extreme risk aversion has eased somewhat.

   -  The decline in housing activity appears to have moderated.

   While these and other trends offer encouragement, uncertainties remain. Chairman Bernanke testified that he anticipates a gradual recovery in 2010 with some acceleration in economic growth in 2011, together with subdued inflation over the next two years. His considered judgment appears to be shared by investors who have begun to return, cautiously, to the equities market, causing major
U.S. stock-market indexes to bounce off their March lows.

A SINGLE FOCUS

I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest(2) and most diversified global asset managers. It provides clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.

   Our investment professionals have managed clients' money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.

   If you have questions about this report or your account, please contact one of our client services representatives at 800 959
4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.

   Thank you for investing with us. All of us at Invesco Aim look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1)  Reuters;

(2)  Pensions & Investments


2     AIM DYNAMICS FUND

                                     Dear Fellow Shareholders:

                                     Although the economy and financial markets have shown some signs of hope, investors remain
              [CROCKETT              rightfully cautious. Staying with an appropriately diversified investment program focused on
                PHOTO]               your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.

                                        Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance
            Bruce Crockett           performance in ways that put your interests first.

                                        We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.'s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market's decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim
Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals."

   The website also contains news and market information, investment education and planning information and current reports and prospectuses for all the AIM Funds and I highly recommend it to you.

   You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3     AIM DYNAMICS FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================      Risk management plays an important role
PERFORMANCE SUMMARY                                                                       in portfolio construction, as our target
                                                                                          portfolio attempts to limit volatility and
For the 12 months ended July 31, 2009, AIM Dynamics Fund had double-digit negative        downside risk. We seek to accomplish this
returns and underperformed its style-specific index, the Russell Midcap Growth            goal by investing in sectors, industries
Index.(Triangle) This underperformance was driven by stock selection across several       and companies with attractive fundamental
sectors, including industrials, health care and utilities. Some of this                   prospects. We limit the Fund's sector
underperformance was offset by outperformance in other sectors, including consumer        exposure and also seek to minimize
discretionary, materials and energy.                                                      stock-specific risk by building a
                                                                                          diversified portfolio.
   The Fund also underperformed the broad market as represented by the S&P 500 Index.
                                                                                             We consider selling a stock for any of
   Your Fund's long-term performance appears later in this report.                        the following reasons:

FUND VS. INDEXES                                                                          -  There is a change in fundamentals,
Total returns, 7/31/08 to 7/31/09, at net asset value (NAV). Performance shown does not      market capitalization or deterioration
include applicable contingent deferred sales charges (CDSC) or front-end sales charges,      in the timeliness profile.
which would have reduced performance.
                                                                                          -  The price target set at purchase has
Class A Shares                                                                   -24.30%     been reached.
Class B Shares                                                                   -24.78
Class C Shares                                                                   -24.84   -  The investment thesis is no longer
Class R Shares                                                                   -24.43      valid.
Class Y Shares*                                                                  -24.12
Investor Class Shares                                                            -24.26   -  Insider selling indicates potential
S&P 500 Index(Triangle) (Broad Market Index)                                     -19.95      issues.
Russell Midcap Growth Index(Triangle) (Style-Specific Index)                     -21.87
Lipper Mid-Cap Growth Funds Index(Triangle) (Peer Group Index)                   -21.62   MARKET CONDITIONS AND YOUR FUND

(Triangle) Lipper Inc.                                                                    Major U.S. equity markets had double-digit
                                                                                          negative performance during much of the
*  Share class incepted during the fiscal year. See page 7 for a detailed explanation     fiscal year as significant problems in the
   of Fund performance.                                                                   credit markets, weakness in the housing
                                                                                          market, rising energy and food prices and
=======================================================================================   a deteriorating outlook for corporate
                                                                                          earnings led to a global economic
HOW WE INVEST                                quantitative model are the focus of our      recession.(1) However, global equity
                                             fundamental research efforts.                markets began to recover some of these
We believe a growth investment strategy is                                                losses beginning in early March when stock
an essential component of a diversified         Our fundamental analysis focuses on       markets reacted positively to improvements
portfolio.                                   identifying companies and industries with    in several key economic data points.
                                             strong drivers of growth. To accomplish
   Our investment process combines           this goal, we develop a fully integrated        In this environment, indexes measuring
fundamental and quantitative analysis to     financial model to gain a more complete      the performance of large-, mid- and
uncover companies exhibiting long-term,      understanding of the financial health of     small-cap stocks were all in negative
sustainable revenue, earnings and cash       each investment candidate. Additionally,     territory.(1) In terms of investment
flow growth that is not yet reflected by     our research involves due diligence of the   style, both growth and value stocks had
the stock's market price.                    company, which includes a detailed           steep negative returns. As further
                                             analysis of the strategic plans of the       evidence of the severity of the market
   Our quantitative model ranks companies    company's management team. We also analyze   environment, all 10 sectors in the Russell
based on a set of fundamental, valuation     key competitors, customers and suppliers     Midcap Growth Index had negative returns
and timeliness factors. This quantitative    to assess the overall attractiveness and     during the fiscal year.(1)
model is designed to identify stocks with    growth potential of the industry.
the highest probability of meeting our
team's investment criteria. Stocks that
are ranked highest by our

==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                      Total Net Assets            $951.7 million
By sector                                                                                 Total Number of Holdings*              104
                                               1. Cognizant Technology
Information Technology                21.7%       Solutions Corp.- Class A          1.6%  ==========================================
Consumer Discretionary                19.2     2. Continental Resources, Inc.       1.6
Industrials                           15.7     3. Affiliated Managers Group, Inc.   1.5   The Fund's holdings are subject to change,
Health Care                           12.5     4. Corrections Corp. of America      1.5   and there is no assurance that the Fund
Financials                             9.6     5. Capella Education Co.             1.5   will continue to hold any particular
Energy                                 9.1     6. IHS Inc.- Class A                 1.5   security.
Materials                              6.7     7. Check Point Software
Consumer Staples                       2.7        Technologies Ltd.                 1.5   *  Excluding money market fund holdings.
Utilities                              1.3     8. Solera Holdings Inc.              1.4
Telecommunication Services             1.1     9. TD Ameritrade Holding Corp.       1.4
Money Market Funds                            10. Express Scripts, Inc.             1.4
   Plus Other Assets Less Liabilities  0.4
                                             ==========================================
==========================================


4     AIM DYNAMICS FUND

   While the Fund had negative absolute      deteriorating fundamentals. A number of                  PAUL RASPLICKA
returns in nine out of 10 sectors, it did    other holdings in the industrials sector                 Chartered Financial Analyst,
outperform versus the Russell Midcap         also had steep declines during the fiscal    [RASPLICKA  senior portfolio manager, is
Growth Index in the consumer                 year.                                          PHOTO]    lead manager of AIM Dynamics
discretionary, materials and energy                                                                   Fund. He began his investment
sectors.                                        Underperformance in the health care       career in 1982 and joined Invesco Aim in
                                             sector was driven by stock selection in      1998. Mr. Rasplicka is a magna cum laude
   The Fund outperformed by the widest       the biotechnology and health care            graduate of the University of Colorado at
margin in the consumer discretionary         providers/services industries. Examples of   Boulder with a B.S. in business
sector, driven primarily by stock            biotechnology holdings that detracted from   administration. He earned an M.B.A. from
selection. Within this sector, the Fund      Fund performance include GENZYME and         the University of Chicago. He is also a
benefited from having exposure to more       UNITED THERAPEUTICS. Examples of health      Chartered Investment Counselor.
defensive holdings given the severe          care providers/services holdings that had
headwinds faced by the consumer. As an       weak performance include home health                     BRENT LIUM
example, one of the leading contributors     services provider AMEDISYS and health                    Chartered Financial Analyst,
to overall Fund performance was O'REILLY     insurer HUMANA. While we sold Genzyme,          [LIUM    portfolio manager, is manager
AUTOMOTIVE. This auto parts retailer         Amedisys and Humana due to deteriorating       PHOTO]    of AIM Dynamics Fund. He
benefited from strong demand for its         fundamentals, we continued to own United                 joined Invesco in 1999
products as budget-minded consumers were     Therapeutics at the close of the fiscal      in its corporate associate program and
increasingly willing to spend money on       year.                                        joined Invesco Aim in 2003. Mr. Lium
parts to keep their aging vehicles running                                                earned a B.B.A. from Texas A&M University
rather than buying new vehicles. Examples       The Fund underperformed in the            and an M.B.A. from The University of Texas
of other more defensive holdings that        utilities sector due to stock selection.     at Austin.
performed well included for-profit           Within this sector, several of the Fund's
education providers CAPELLA EDUCATION and    independent power producers had weak         Assisted by the Mid Cap Growth Team
ITT EDUCATION, as well as discount           performance, including KGEN POWER and NRG
retailer DOLLAR TREE.                        ENERGY.

   In the materials sector, the Fund            We began to increase the Fund's
benefited from stock selection in the        exposure to more economically sensitive
metals and mining industry. One of the       sectors including materials, information
leading contributors to overall Fund         technology and energy when a number of key
performance was FREEPORT-MCMORAN COPPER &    economic data points showed signs of
GOLD. We initially purchased this holding    reaching a possible inflection point in
in early 2009 when the price for copper      early March. Additionally, within the
approached record lows(2) as the global      consumer discretionary sector, we balanced
recession resulted in sharp reductions in    our exposure to more defensive companies
demand for many commodities, including       by adding a number of more economically
copper. However, the company's stock price   sensitive holdings. All changes to the
appreciated dramatically later in the        Fund were based on our bottom-up stock
fiscal year when countries such as the       selection process of identifying high
U.S. and China announced substantial         quality growth companies trading at what
stimulus spending packages that would        we believed to be attractive valuations.
likely lead to an increased demand for
copper.                                         We remain committed to our disciplined
                                             investment process. Thank you for your
   The Fund also outperformed versus the     investment in AIM Dynamics Fund.
Russell Midcap Growth Index in the energy
sector, driven largely by stock selection.   (1)  Lipper Inc.
Examples of holdings that made key           (2)  Bloomberg Finance L.P.
contributions to performance include
equipment and services holdings NOBLE and    The views and opinions expressed in
WEATHERFORD INTERNATIONAL, as well as        management's discussion of Fund
exploration and production holdings          performance are those of Invesco Aim
CONTINENTAL RESOURCES and PETROHAWK          Advisors, Inc. These views and opinions
ENERGY.                                      are subject to change at any time based on
                                             factors such as market and economic
   The Fund underperformed by the widest     conditions. These views and opinions may
margins in the industrials, health care      not be relied upon as investment advice or
and utilities sectors. Within the            recommendations, or as an offer for a
industrials sector, underperformance was     particular security. The information is
due to stock selection. Several of the       not a complete analysis of every aspect of
Fund's machinery holdings had weak           any market, country, industry, security or
performance, including BUCYRUS               the Fund. Statements of fact are from
INTERNATIONAL. This company, a provider of   sources considered reliable, but Invesco
mining equipment and services, was the       Aim Advisors, Inc. makes no representation
leading detractor from Fund performance      or warranty as to their completeness or
during the reporting period. We              accuracy. Although historical performance
subsequently sold this stock due to          is no guarantee of future results, these
                                             insights may help you understand our
                                             investment management philosophy.

                                             See important Fund and index disclosures
                                             later in this report.


5     AIM DYNAMICS FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            Fund's other share classes will differ          Both charts above are logarithmic
comparable future results.                   primarily due to different sales charge      charts, which present the fluctuations in
                                             structures and class expenses and may be     the value of the Fund's share class and
   The performance data shown in the first   greater than or less than the performance    its indexes. We believe that a logarithmic
chart above is that of the Fund's Investor   of the Fund's Class C shares. The data       chart is more effective than other types
class shares. The performance of the         shown in the second chart above includes     of charts in illustrating changes in value
Fund's other share classes will differ       reinvested distributions, Fund expenses      during the early years shown in the chart.
primarily due to different sales charge      and management fees. Index results include   The vertical axis, the one that indicates
structures and class expenses and may be     reinvested dividends, but they do not        the dollar value of an investment, is
greater than or less than the performance    reflect sales charges.                       constructed with each segment representing
of the Fund's Investor Class shares. The                                                  a percent change in the value of the
data shown in this chart includes               Performance of the peer group reflects    investment. In both charts, each segment
reinvested distributions, Fund expenses      fund expenses and management fees;           represents a doubling, or 100% change, in
and management fees. Index results include   performance of a market index does not.      the value of the investment.
reinvested dividends.                        Performance shown in the charts and table
                                             does not reflect deduction of taxes a
   The performance data shown in the         shareholder would pay on Fund
second chart above is that of the Fund's     distributions or sale of Fund shares.
Class C shares. The performance of the


6     AIM DYNAMICS FUND

                                             AIM DYNAMICS FUND - INVESTOR CLASS SHARES

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT - OLDEST SHARE CLASS WITHOUT SALES CHARGES SINCE INCEPTION

Index data from 8/31/67, Fund data from 9/15/67

                AIM
          Dynamics Fund-
          Investor Class   S&P 500
  Date        Shares       Index(1)

8/31/67                     $10000             11/71          7343        11555
   9/67        $10063        10353             12/71          7848        12582
  10/67          9922        10080              1/72          7902        12841
  11/67         10078        10119              2/72          8155        13198
  12/67         10422        10414              3/72          8263        13305
   1/68          9843         9984              4/72          8588        13396
   2/68          9171         9728              5/72          8880        13660
   3/68          9406         9817              6/72          8716        13394
   4/68         11265        10648              7/72          8405        13458
   5/68         12095        10794              8/72          8569        13954
   6/68         11936        10920              9/72          8424        13919
   7/68         11457        10746             10/72          8515        14085
   8/68         11936        10896             11/72          8934        14763
   9/68         13101        11344             12/72          9226        14972
  10/68         13070        11456              1/73          8880        14748
  11/68         14218        12036              2/73          8333        14228
  12/68         13883        11566              3/73          8278        14240
   1/69         13868        11500              4/73          7658        13694
   2/69         12622        10985              5/73          7493        13471
   3/69         12925        11391              6/73          7090        13418
   4/69         13690        11665              7/73          7768        13963
   5/69         13708        11668              8/73          7804        13487
   6/69         11672        11049              9/73          8243        14063
   7/69         10506        10413             10/73          8299        14086
   8/69         11428        10859             11/73          7419        12524
   9/69         11601        10617             12/73          7822        12772
  10/69         12106        11118              1/74          7437        12680
  11/69         11584        10758              2/74          7327        12669
  12/69         11567        10590              3/74          6924        12412
   1/70         10645         9810              4/74          6631        11968
   2/70         11080        10357              5/74          6200        11604
   3/70         10576        10402              6/74          6144        11474
   4/70          7949         9491              7/74          5619        10623
   5/70          6451         8943              8/74          5207         9704
   6/70          6222         8527              9/74          4627         8587
   7/70          6063         9182             10/74          5507        10032
   8/70          6222         9621             11/74          5376         9541
   9/70          6522         9969             12/74          5058         9392
  10/70          6487         9886              1/75          5563        10587
  11/70          6698        10387              2/75          5844        11262
  12/70          6927        11008              3/75          6407        11548
   1/71          7368        11483              4/75          7166        12136
   2/71          7562        11617              5/75          7720        12715
   3/71          7984        12075              6/75          8198        13322
   4/71          8425        12544              7/75          7759        12463
   5/71          8101        12054              8/75          7568        12244
   6/71          8028        12094              9/75          7262        11863
   7/71          7722        11626             10/75          7090        12638
   8/71          7974        12076             11/75          6937        12993
   9/71          7884        12024             12/75          6995        12889
  10/71          7523        11553              1/76          7969        14457

====================================================================================================================================

(1)   Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   2/76          8428        14335             8/81         17077        23227
   3/76          8428        14819             9/81         16288        22083
   4/76          8256        14704            10/81         17917        23275
   5/76          8140        14541            11/81         18299        24234
   6/76          8781        15185            12/81         18170        23614
   7/76          8664        15111             1/82         18018        23307
   8/76          8412        15083             2/82         17585        22003
   9/76          8587        15474             3/82         17687        21888
  10/76          8412        15185             4/82         18706        22878
  11/76          8762        15123             5/82         18229        22097
  12/76          9189        15972             6/82         18599        21765
   1/77          9325        15217             7/82         18757        21379
   2/77          9015        14940             8/82         20371        23974
   3/77          9073        14783             9/82         21006        24272
   4/77          9336        14844            10/82         23493        27066
   5/77          9157        14553            11/82         25821        28159
   6/77         10027        15272            12/82         24869        28701
   7/77          9771        15037             1/83         25344        29769
   8/77          9553        14824             2/83         26826        30451
   9/77          9632        14846             3/83         27381        31576
  10/77          9256        14268             4/83         29610        34065
  11/77          9771        14720             5/83         30644        33768
  12/77          9910        14829             6/83         31707        35081
   1/78          9712        13978             7/83         30080        34048
   2/78          9910        13695             8/83         29076        34558
   3/78         10206        14098             9/83         30227        35034
   4/78         10647        15370            10/83         27362        34629
   5/78         10932        15511            11/83         29195        35360
   6/78         10932        15298            12/83         28132        35175
   7/78         11523        16190             1/84         26832        34979
   8/78         11929        16677             2/84         24852        33748
   9/78         11725        16624             3/84         25178        34332
  10/78          9934        15175             4/84         24828        34658
  11/78         10259        15500             5/84         23418        32739
  12/78         10524        15805             6/84         24069        33451
   1/79         11217        16504             7/84         22913        33036
   2/79         11156        15973             8/84         26275        36684
   3/79         11889        16926             9/84         25011        36693
   4/79         12113        17033            10/84         24541        36834
   5/79         12435        16664            11/84         23240        36422
   6/79         12821        17387            12/84         24251        37382
   7/79         13143        17620             1/85         27105        40295
   8/79         13615        18636             2/85         28190        40789
   9/79         13659        18717             3/85         27214        40815
  10/79         12994        17518             4/85         26637        40778
  11/79         13981        18350             5/85         27990        43133
  12/79         14990        18744             6/85         28648        43808
   1/80         16386        19909             7/85         29086        43745
   2/80         16471        19907             8/85         29086        43322
   3/80         14002        17972             9/85         27219        42014
   4/80         14539        18803            10/85         28243        43955
   5/80         15111        19771            11/85         30220        46970
   6/80         15775        20396            12/85         31317        49242
   7/80         16485        21815             1/86         31426        49518
   8/80         16897        22036             2/86         33107        53217
   9/80         17491        22684             3/86         35594        56187
  10/80         17537        23143             4/86         36192        55555
  11/80         18796        25608             5/86         37752        58509
  12/80         18270        24836             6/86         38005        59499
   1/81         17468        23797             7/86         33706        56172
   2/81         17628        24209             8/86         34465        60337
   3/81         18453        25179             9/86         31222        55348
   4/81         19062        24691            10/86         34256        58542
   5/81         21047        24754            11/86         33921        59964
   6/81         19546        24600            12/86         33259        58433
   7/81         18960        24651             1/87         39761        66302

====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   2/87         43578        68920             8/92         66259       120738
   3/87         42920        70910             9/92         68604       122158
   4/87         44023        70281            10/92         73015       122577
   5/87         44860        70888            11/92         79207       126739
   6/87         45228        74469            12/92         81837       128294
   7/87         47005        78242             1/93         82475       129365
   8/87         49515        81160             2/93         78351       131128
   9/87         48574        79382             3/93         82481       133893
  10/87         33516        62288             4/93         79561       130657
  11/87         29649        57154             5/93         86132       134143
  12/87         34564        61501             6/93         86572       134535
   1/88         33662        64086             7/93         85983       133993
   2/88         37264        67060             8/93         91684       139066
   3/88         37320        64991             9/93         95186       138000
   4/88         37540        65710            10/93         96642       140852
   5/88         36579        66270            11/93         93869       139510
   6/88         39513        69309            12/93         97473       141197
   7/88         38327        69045             1/94        100592       145992
   8/88         37706        66706             2/94        100442       142032
   9/88         39117        69545             3/94         94365       135851
  10/88         37536        71480             4/94         93780       137592
  11/88         36917        70459             5/94         92579       139841
  12/88         37707        71687             6/94         89626       136419
   1/89         38563        76931             7/94         92216       140895
   2/89         38679        75019             8/94         95914       146659
   3/89         39421        76767             9/94         94993       143075
   4/89         41018        80749            10/94         97672       146285
   5/89         43200        84003            11/94         94810       140964
   6/89         41995        83531            12/94         95597       143051
   7/89         45846        91066             1/95         95224       146758
   8/89         47051        92840             2/95        100081       152472
   9/89         46877        92462             3/95        104004       156964
  10/89         44065        90318             4/95        106521       161583
  11/89         45272        92152             5/95        108673       168031
  12/89         46254        94362             6/95        113911       171927
   1/90         42531        88031             7/95        120461       177626
   2/90         44211        89163             8/95        121111       178069
   3/90         45771        91524             9/95        123449       185580
   4/90         44810        89244            10/95        125041       184917
   5/90         50268        97928            11/95        129718       193025
   6/90         50148        97268            12/95        131482       196744
   7/90         48814        96957             1/96        132862       203432
   8/90         43112        88204             2/96        137977       205325
   9/90         40323        83917             3/96        138833       207301
  10/90         38867        83563             4/96        145191       210355
  11/90         41292        88953             5/96        146687       215771
  12/90         43295        91429             6/96        143489       216593
   1/91         48426        95401             7/96        132067       207030
   2/91         52029       102215             8/96        142197       211403
   3/91         55816       104688             9/96        150203       223291
   4/91         55169       104936            10/96        150849       229447
   5/91         58672       109448            11/96        156717       246775
   6/91         54131       104437            12/96        152062       241887
   7/91         57568       109301             1/97        155605       256991
   8/91         60815       111883             2/97        147825       259008
   9/91         63022       110010             3/97        139561       248386
  10/91         66659       111486             4/97        141808       263201
  11/91         63546       107006             5/97        156798       279293
  12/91         72315       119223             6/97        162583       291709
   1/92         74868       117004             7/97        180516       314914
   2/92         76522       118519             8/97        177448       297285
   3/92         71411       116217             9/97        190313       313557
   4/92         68104       119625            10/97        184051       303097
   5/92         68813       120210            11/97        184530       317116
   6/92         65613       118422            12/97        188719       322558
   7/92         68605       123256             1/98        186548       326123

====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   2/98        205483       349630             7/03        198946       356310
   3/98        217915       367520             8/03        208735       363245
   4/98        221837       371283             9/03        201116       359399
   5/98        212919       364910            10/03        219277       379720
   6/98        223331       379722            11/03        226272       383057
   7/98        213728       375709            12/03        228919       403132
   8/98        172094       321428             1/04        234825       410530
   9/98        183590       342036             2/04        237150       416235
  10/98        191980       369815             3/04        235442       409956
  11/98        205495       392219             4/04        230310       403529
  12/98        232620       414806             5/04        233879       409056
   1/99        246066       432145             6/04        237130       417007
   2/99        232631       418717             7/04        220365       403207
   3/99        253753       435465             8/04        216795       404823
   4/99        268090       452328             9/04        225792       409208
   5/99        268975       441658            10/04        231076       415460
   6/99        291273       466102            11/04        245518       432265
   7/99        286409       451611            12/04        256223       446969
   8/99        285378       449376             1/05        251406       436075
   9/99        287889       437072             2/05        255277       445246
  10/99        316390       464718             3/05        251857       437370
  11/99        347586       474164             4/05        238181       429079
  12/99        399655       502053             5/05        250614       442720
   1/00        392541       476831             6/05        258533       443354
   2/00        481883       467814             7/05        275002       459835
   3/00        460102       513551             8/05        275167       455642
   4/00        415886       498106             9/05        275800       459330
   5/00        386816       487895            10/05        265705       451669
   6/00        446463       499910            11/05        279682       468734
   7/00        430524       492102            12/05        282786       468903
   8/00        496222       522651             1/06        303429       481318
   9/00        492997       495066             2/06        303429       482620
  10/00        451092       492962             3/06        313534       488626
  11/00        348920       454128             4/06        321591       495183
  12/00        368599       456356             5/06        306541       480949
   1/01        381315       472538             6/06        304518       481587
   2/01        306730       429479             7/06        292702       484556
   3/01        258819       402286             8/06        297825       496067
   4/01        302249       433523             9/06        304347       508843
   5/01        295267       436432            10/06        317069       525414
   6/01        291399       425813            11/06        330576       535390
   7/01        267213       421620            12/06        329485       542901
   8/01        239609       395252             1/07        340819       551104
   9/01        189363       363337             2/07        340513       540356
  10/01        209682       370270             3/07        343918       546388
  11/01        239184       398665             4/07        356333       570581
  12/01        247412       402159             5/07        380849       590474
   1/02        242439       396294             6/07        376660       580669
   2/02        219141       388649             7/07        366565       562690
   3/02        237614       403268             8/07        362680       571110
   4/02        221148       378830             9/07        380378       592446
   5/02        210754       376049            10/07        389545       601869
   6/02        186370       349272            11/07        371548       576699
   7/02        167882       322053            12/07        370137       572705
   8/02        164155       324161             1/08        332864       538343
   9/02        151104       288967             2/08        326506       520846
  10/02        166638       314373             3/08        310344       518607
  11/02        179069       332858             4/08        331758       543863
  12/02        165549       313314             5/08        347583       550933
   1/03        164771       305122             6/08        327562       504545
   2/03        162283       300537             7/08        316687       500306
   3/03        164150       303447             8/08        319632       507561
   4/03        175492       328430             9/08        270728       462388
   5/03        189321       345718            10/08        215148       384753
   6/03        192275       350134            11/08        192321       357128

====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

  12/08        195898       360878
   1/09        190471       330492
   2/09        172624       295427
   3/09        186745       321247
   4/09        209416       351958
   5/09        218106       371632
   6/09        217954       372376
   7/09        239810       400480

====================================================================================================================================

                                                 AIM DYNAMICS FUND - CLASS C SHARES

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT - OLDEST SHARE CLASS WITH SALES CHARGES SINCE INCEPTION

Index data from 1/31/00, Fund data from 2/14/00

               AIM                                              Lipper Mid-Cap
          Dynamics Fund-   Russell Midcap                        Growth Funds
 Date     Class C Shares   Growth Index(1)   S&P 500 Index(1)      Index(1)

1/31/00                        $10000             $10000            $10000
   2/00       $10648            12102               9811             12506
   3/00        10156            12115              10770             11626
   4/00         9176            10939              10446             10092
   5/00         8531            10141              10232              9185
   6/00         9839            11217              10484             10612
   7/00         9484            10507              10320             10172
   8/00        10920            12092              10961             11502
   9/00        10838            11501              10382             10950
  10/00         9910            10713              10338             10064
  11/00         7659             8385               9524              7960
  12/00         8084             8827               9571              8533
   1/01         8358             9331               9910              8649
   2/01         6718             7717               9007              7352
   3/01         5666             6613               8437              6572
   4/01         6611             7715               9092              7438
   5/01         6454             7679               9153              7500
   6/01         6365             7683               8930              7470
   7/01         5837             7165               8842              7077
   8/01         5231             6645               8289              6603
   9/01         4127             5547               7620              5651
  10/01         4570             6130               7765              5965
  11/01         5207             6790               8361              6455
  12/01         5382             7048               8434              6735
   1/02         5273             6819               8311              6478
   2/02         4769             6433               8151              6156
   3/02         5163             6924               8457              6544
   4/02         4799             6557               7945              6326
   5/02         4573             6361               7886              6115
   6/02         4038             5659               7325              5566
   7/02         3633             5110               6754              4965
   8/02         3550             5092               6798              4906
   9/02         3266             4687               6060              4601
  10/02         3595             5050               6593              4833
  11/02         3862             5446               6981              5121
  12/02         3567             5117               6571              4818
   1/03         3547             5066               6399              4746
   2/03         3488             5022               6303              4673
   3/03         3530             5116               6364              4740
   4/03         3770             5464               6888              5072
   5/03         4065             5990               7250              5492
   6/03         4123             6075               7343              5578
   7/03         4267             6292               7472              5798
   8/03         4472             6639               7618              6083
   9/03         4308             6510               7537              5879
  10/03         4695             7035               7963              6340
  11/03         4840             7223               8033              6491
  12/03         4894             7302               8454              6524
   1/04         5014             7543               8610              6689
   2/04         5062             7670               8729              6781
   3/04         5025             7655               8597              6780

====================================================================================================================================
(1)  Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   4/04         4908             7439               8463              6564
   5/04         4984             7614               8579              6707
   6/04         5053             7736               8745              6869
   7/04         4689             7223               8456              6381
   8/04         4610             7134               8490              6270
   9/04         4799             7401               8582              6538
  10/04         4909             7652               8713              6732
  11/04         5214             8047               9065              7106
  12/04         5437             8432               9374              7440
   1/05         5330             8207               9145              7199
   2/05         5409             8414               9338              7292
   3/05         5334             8291               9172              7147
   4/05         5042             7963               8999              6803
   5/05         5300             8419               9285              7206
   6/05         5464             8576               9298              7371
   7/05         5811             9076               9644              7795
   8/05         5811             9021               9556              7771
   9/05         5818             9138               9633              7907
  10/05         5601             8869               9472              7687
  11/05         5893             9350               9830              8103
  12/05         5955             9453               9834              8152
   1/06         6384            10019              10094              8712
   2/06         6384             9895              10121              8637
   3/06         6589            10172              10247              8925
   4/06         6757            10215              10385              9008
   5/06         6435             9734              10086              8507
   6/06         6391             9694              10100              8511
   7/06         6140             9347              10162              8151
   8/06         6243             9562              10403              8284
   9/06         6374             9780              10671              8403
  10/06         6638            10156              11019              8697
  11/06         6916            10554              11228              9059
  12/06         6888            10460              11386              9051
   1/07         7122            10840              11558              9353
   2/07         7112            10817              11332              9326
   3/07         7177            10874              11459              9480
   4/07         7434            11351              11966              9868
   5/07         7942            11812              12383             10424
   6/07         7849            11607              12178             10382
   7/07         7633            11347              11801             10247
   8/07         7548            11408              11977             10355
   9/07         7908            11856              12425             10991
  10/07         8097            12159              12622             11486
  11/07         7716            11623              12094             10877
  12/07         7685            11655              12011             10988
   1/08         6907            10729              11290              9964
   2/08         6769            10565              10924              9797
   3/08         6429            10379              10877              9583
   4/08         6872            11132              11406             10302
   5/08         7194            11718              11554             10738
   6/08         6775            10861              10581             10062
   7/08         6546            10449              10492              9665
   8/08         6604            10544              10644              9688
   9/08         5588             8934               9696              8335
  10/08         4439             6973               8068              6618
  11/08         3966             6259               7489              5950
  12/08         4034             6489               7568              6149
   1/09         3924             6197               6931              5846
   2/09         3550             5725               6195              5408
   3/09         3842             6271               6737              5881
   4/09         4305             7162               7381              6661
   5/09         4480             7532               7793              6961
   6/09         4473             7567               7809              7004
   7/09         5101             8164               8399              7575

====================================================================================================================================

==========================================   ==========================================
                                                                                          WITHIN THE FIRST YEAR. CLASS Y SHARES AND
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 INVESTOR CLASS SHARES DO NOT HAVE A
As of 7/31/09, including maximum             As of 6/30/09, the most recent calendar      FRONT-END SALES CHARGE OR A CDSC;
applicable sales charges                     quarter-end, including maximum applicable    THEREFORE, PERFORMANCE IS AT NET ASSET
                                             sales charges                                VALUE.
CLASS A SHARES
Inception (3/28/02)                  -0.64%  CLASS A SHARES                                  THE PERFORMANCE OF THE FUND'S SHARE
5 Years                               0.54   Inception (3/28/02)                  -1.94%  CLASSES WILL DIFFER PRIMARILY DUE TO
1 Year                              -28.47   5 Years                              -2.81   DIFFERENT SALES CHARGE STRUCTURES AND
                                             1 Year                              -37.15   CLASS EXPENSES.
CLASS B SHARES
Inception (3/28/02)                  -0.61%  CLASS B SHARES                                  HAD THE ADVISOR NOT WAIVED FEES
5 Years                               0.58   Inception (3/28/02)                  -1.92%  AND/OR REIMBURSED EXPENSES IN THE PAST ON
1 Year                              -28.54   5 Years                              -2.81   CLASS B, CLASS C AND INVESTOR CLASS
                                             1 Year                              -37.31   SHARES, PERFORMANCE WOULD HAVE BEEN LOWER.
CLASS C SHARES
Inception (2/14/00)                  -6.87%  CLASS C SHARES
5 Years                               0.96   Inception (2/14/00)                  -7.87%
1 Year                              -25.59   5 Years                              -2.41
                                             1 Year                              -34.63
CLASS R SHARES
Inception (10/25/05)                 -2.82%  CLASS R SHARES
1 Year                              -24.43   Inception (10/25/05)                 -5.38%
                                             1 Year                              -33.64
CLASS Y SHARES
10 Years                             -1.74%  CLASS Y SHARES
 5 Years                              1.76   10 Years                             -2.84%
 1 Year                             -24.12    5 Years                             -1.64
                                              1 Year                             -33.37
INVESTOR CLASS SHARES
Inception (9/15/67)                   7.88%  INVESTOR CLASS SHARES
10 Years                             -1.75   Inception (9/15/67)                   7.65%
 5 Years                              1.72   10 Years                             -2.85
 1 Year                             -24.26    5 Years                             -1.67
                                              1 Year                             -33.46
==========================================
                                             ==========================================
CLASS Y SHARES' INCEPTION DATE IS OCTOBER
3, 2008; RETURNS SINCE THAT DATE ARE            THE TOTAL ANNUAL FUND OPERATING
ACTUAL RETURNS. ALL OTHER RETURNS ARE        EXPENSE RATIO SET FORTH IN THE MOST RECENT
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      FUND PROSPECTUS AS OF THE DATE OF THIS
PERFORMANCE AND RESTATED INVESTOR CLASS      REPORT FOR CLASS A, CLASS B, CLASS C,
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      CLASS R, CLASS Y AND INVESTOR CLASS SHARES
THE INCEPTION DATE OF CLASS Y SHARES) AT     WAS 1.05%, 1.80%, 1.80%, 1.30%, 0.80% AND
NET ASSET VALUE. THE RESTATED INVESTOR       1.05%, RESPECTIVELY. THE EXPENSE RATIOS
CLASS SHARE PERFORMANCE REFLECTS THE RULE    PRESENTED ABOVE MAY VARY FROM THE EXPENSE
12B-1 FEES APPLICABLE TO INVESTOR CLASS      RATIOS PRESENTED IN OTHER SECTIONS OF THIS
SHARES AS WELL AS ANY FEE WAIVERS OR         REPORT THAT ARE BASED ON EXPENSES INCURRED
EXPENSE REIMBURSEMENTS RECEIVED BY           DURING THE PERIOD COVERED BY THIS REPORT.
INVESTOR CLASS SHARES. INVESTOR CLASS
SHARES' INCEPTION DATE IS SEPTEMBER 15,         CLASS A SHARE PERFORMANCE REFLECTS
1967.                                        THE MAXIMUM 5.50% SALES CHARGE, AND CLASS
                                             B AND CLASS C SHARE PERFORMANCE REFLECTS
   THE PERFORMANCE DATA QUOTED REPRESENT     THE APPLICABLE CONTINGENT DEFERRED SALES
PAST PERFORMANCE AND CANNOT GUARANTEE        CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
COMPARABLE FUTURE RESULTS; CURRENT           CDSC ON CLASS B SHARES DECLINES FROM 5%
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   BEGINNING AT THE TIME OF PURCHASE TO 0% AT
VISIT INVESCOAIM.COM FOR THE MOST RECENT     THE BEGINNING OF THE SEVENTH YEAR. THE
MONTH-END PERFORMANCE. PERFORMANCE FIGURES   CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
REFLECT REINVESTED DISTRIBUTIONS, CHANGES    YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
IN NET ASSET VALUE AND THE EFFECT OF THE     HAVE A FRONT-END SALES CHARGE; RETURNS
MAXIMUM SALES CHARGE UNLESS OTHERWISE        SHOWN ARE AT NET ASSET VALUE AND DO NOT
STATED. INVESTMENT RETURN AND PRINCIPAL      REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE    ON A TOTAL REDEMPTION OF RETIREMENT PLAN
A GAIN OR LOSS WHEN YOU SELL SHARES.         ASSETS


7     AIM DYNAMICS FUND

AIM DYNAMICS FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

-  Unless otherwise stated, information presented in this report is as of July 31, 2009, and is based on total net assets.

-  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                             Also, there may be less publicly          -  The LIPPER MID-CAP GROWTH FUNDS INDEX
                                                available information about the issuers      is an equally weighted representation
-  Effective September 30, 2003, for            of the securities or less market             of the largest funds in the Lipper
   qualified plans only, those previously       interest in such securities than in the      Mid-Cap Growth Funds category. These
   established are eligible to purchase         case of larger companies, each of which      funds have an above-average
   Class B shares of any AIM fund. Please       can cause significant price volatility.      price-to-earnings ratio, price-to-book
   see the prospectus for more                  The securities of small and mid-sized        ratio, and three-year sales-per-share
   information.                                 companies may be illiquid, restricted        growth value, compared to the S&P
                                                as to resale, or may trade less              MidCap 400 Index.
-  Class R shares are available only to         frequently and in smaller volume than
   certain retirement plans. Please see         more widely held securities, which may    -  The Fund is not managed to track the
   the prospectus for more information.         make it difficult for the Fund to            performance of any particular index,
                                                establish or close out a position in         including the indexes defined here, and
-  Class Y shares are available to only         these securities at prevailing market        consequently, the performance of the
   certain investors. Please see the            prices.                                      Fund may deviate significantly from the
   prospectus for more information.                                                          performance of the indexes.
                                             -  The prices of securities held by the
-  All Investor Class shares are closed to      Fund may decline in response to market    -  A direct investment cannot be made in
   new investors. Contact your financial        risks.                                       an index. Unless otherwise indicated,
   advisor about purchasing our other                                                        index results include reinvested
   share classes.                            -  There is no guarantee that the               dividends, and they do not reflect
                                                investment techniques and risk analysis      sales charges. Performance of an index
PRINCIPAL RISKS OF INVESTING IN THE FUND        used by the Fund's portfolio managers        of funds reflects fund expenses;
                                                will produce the desired results.            performance of a market index does not.
-  Prices of equity securities change in
   response to many factors, including the   -  The Fund may engage in active and         OTHER INFORMATION
   historical and prospective earnings of       frequent trading of portfolio
   the issuer, the value of its assets,         securities to achieve its investment      -  Industry classifications used in this
   general economic conditions, interest        objective. If a fund does trade in this      report are generally according to the
   rates, investor perceptions and market       way, it may incur increased costs,           Global Industry Classification
   liquidity.                                   which can lower the actual return of         Standard, which was developed by and is
                                                the fund. Active trading may also            the exclusive property and a service
-  The Fund invests in "growth" stocks,         increase short term gains and losses,        mark of MSCI Inc. and Standard &
   which may be more volatile than other        which may affect taxes that must be          Poor's.
   investment styles because growth stocks      paid.
   are more sensitive to investor                                                         -  The Chartered Financial
   perceptions of an issuing company's       ABOUT INDEXES USED IN THIS REPORT               Analysts--REGISTERED TRADEMARK--
   growth potential.                                                                         (CFA--REGISTERED TRADEMARK--)
                                             -  The S&P 500--REGISTERED TRADEMARK--          designation is globally recognized and
-  Stocks fall into three broad market          INDEX is a market                            attests to a charterholder's success in
   capitalization categories - large,           capitalization-weighted index covering       a rigorous and comprehensive study
   medium, and small. Investing primarily       all major areas of the U.S. economy. It      program in the field of investment
   in one category carries the risk that,       is not the 500 largest companies, but        management and research analysis.
   due to current market conditions, that       rather the most widely held 500
   category may be out of favor with            companies chosen with respect to market   -  The returns shown in management's
   investors. Small and mid-sized               size, liquidity, and their industry.         discussion of Fund performance are
   companies may tend to be more                                                             based on net asset values calculated
   vulnerable to adverse developments and    -  The RUSSELL MIDCAP--REGISTERED               for shareholder transactions. Generally
   more volatile than larger companies.         TRADEMARK-- GROWTH INDEX measures the        accepted accounting principles require
   Investments in small and mid-sized           performance of those Russell Midcap          adjustments to be made to the net
   companies may involve special risks,         companies with higher price-to-book          assets of the Fund at period end for
   including those associated with              ratios and higher forecasted growth          financial reporting purposes, and as
   dependence on a small management group,      values. The Russell Midcap Growth Index      such, the net asset values for
   little of no operating history, little       is a trademark/service mark of the           shareholder transactions and the
   or no track record of success, and           Frank Russell Company.                       returns based on those net asset values
   limited product lines, market and            Russell--REGISTERED TRADEMARK-- is a         may differ from the net asset values
   financial resources.                         trademark of the Frank Russell Company.      and returns reported in the Financial
                                                                                             Highlights.

=======================================================================================   ==========================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       IDYAX
                                                                                          Class B Shares                       IDYBX
=======================================================================================   Class C Shares                       IFDCX
                                                                                          Class R Shares                       IDYRX
NOT FDIC INSURED   MAY LOSE VALUE    NO BANK GUARANTEE                                    Class Y Shares                       IDYYX
                                                                                          Investor Class Shares                FIDYX

                                                                                          ==========================================


8     AIM DYNAMICS FUND

SCHEDULE OF INVESTMENTS(a)

July 31, 2009




                                                       SHARES          VALUE
-------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-99.61%

AEROSPACE & DEFENSE-1.04%

BE Aerospace, Inc.(b)                                   615,148    $  9,940,792
===============================================================================


AIR FREIGHT & LOGISTICS-0.93%

UTI Worldwide, Inc.(b)                                  700,844       8,844,651
===============================================================================


APPAREL RETAIL-1.87%

Aeropostale, Inc.(b)                                    256,605       9,340,422
-------------------------------------------------------------------------------
American Eagle Outfitters, Inc.                         590,466       8,496,806
===============================================================================
                                                                     17,837,228
===============================================================================


APPAREL, ACCESSORIES & LUXURY GOODS-3.58%

Carter's, Inc.(b)                                       391,547      11,096,442
-------------------------------------------------------------------------------
Coach, Inc.                                             345,020      10,209,142
-------------------------------------------------------------------------------
Hanesbrands, Inc.(b)                                    640,513      12,746,209
===============================================================================
                                                                     34,051,793
===============================================================================


APPLICATION SOFTWARE-3.51%

Adobe Systems Inc.(b)                                   310,148      10,054,998
-------------------------------------------------------------------------------
Autodesk, Inc.(b)                                       445,502       9,716,399
-------------------------------------------------------------------------------
Solera Holdings Inc.(b)                                 505,436      13,611,391
===============================================================================
                                                                     33,382,788
===============================================================================


ASSET MANAGEMENT & CUSTODY BANKS-3.88%

Affiliated Managers Group, Inc.(b)                      220,905      14,584,148
-------------------------------------------------------------------------------
Northern Trust Corp.                                    158,208       9,462,420
-------------------------------------------------------------------------------
State Street Corp.                                      255,322      12,842,697
===============================================================================
                                                                     36,889,265
===============================================================================


AUTOMOTIVE RETAIL-0.49%

O'Reilly Automotive, Inc.(b)                            114,940       4,673,460
===============================================================================


BIOTECHNOLOGY-0.79%

United Therapeutics Corp.(b)                             81,647       7,562,145
===============================================================================


CASINOS & GAMING-1.12%

Scientific Games Corp.-Class A(b)                       591,538      10,659,515
===============================================================================


COAL & CONSUMABLE FUELS-0.43%

CONSOL Energy Inc.                                      115,721       4,111,567
===============================================================================


COMMUNICATIONS EQUIPMENT-0.21%

3Com Corp.(b)                                           520,177       1,961,067
===============================================================================


COMPUTER & ELECTRONICS RETAIL-0.95%

Best Buy Co., Inc.                                      242,661       9,068,242
===============================================================================


COMPUTER STORAGE & PERIPHERALS-2.57%

NetApp, Inc.(b)                                         574,736      12,908,571
-------------------------------------------------------------------------------
QLogic Corp.(b)                                         161,851       2,112,156
-------------------------------------------------------------------------------
Western Digital Corp.(b)                                312,486       9,452,701
===============================================================================
                                                                     24,473,428
===============================================================================


CONSTRUCTION & ENGINEERING-1.85%

Quanta Services, Inc.(b)                                361,917       8,436,285
-------------------------------------------------------------------------------
Shaw Group Inc. (The)(b)                                311,504       9,170,678
===============================================================================
                                                                     17,606,963
===============================================================================


CONSUMER FINANCE-1.20%

Capital One Financial Corp.                             370,774      11,382,762
===============================================================================


DATA PROCESSING & OUTSOURCED SERVICES-1.17%

Alliance Data Systems Corp.(b)(c)                       218,940      11,165,940
===============================================================================


DEPARTMENT STORES-1.11%

Nordstrom, Inc.(c)                                      400,006      10,576,159
===============================================================================


DISTRIBUTORS-1.06%

LKQ Corp.(b)                                            561,942      10,081,239
===============================================================================


DIVERSIFIED METALS & MINING-2.43%

Freeport-McMoRan Copper & Gold Inc.                     194,718      11,741,495
-------------------------------------------------------------------------------
Southern Copper Corp. (Peru)                            215,280       5,545,613
-------------------------------------------------------------------------------
Walter Energy, Inc.                                     118,579       5,853,060
===============================================================================
                                                                     23,140,168
===============================================================================


DIVERSIFIED SUPPORT SERVICES-1.08%

Copart, Inc.(b)                                         292,143      10,315,569
===============================================================================


EDUCATION SERVICES-2.92%

Apollo Group, Inc.-Class A(b)                            73,189       5,052,969
-------------------------------------------------------------------------------
Capella Education Co.(b)                                217,510      13,998,944
-------------------------------------------------------------------------------
ITT Educational Services, Inc.(b)                        89,624       8,724,896
===============================================================================
                                                                     27,776,809
===============================================================================


ELECTRONIC COMPONENTS-0.80%

Amphenol Corp.-Class A                                  229,179       7,643,120
===============================================================================


ENVIRONMENTAL & FACILITIES SERVICES-1.07%

Republic Services, Inc.                                 382,614      10,177,532
===============================================================================


FERTILIZERS & AGRICULTURAL CHEMICALS-0.67%

Intrepid Potash, Inc.(b)                                253,251       6,397,120
===============================================================================


GENERAL MERCHANDISE STORES-1.01%

Dollar Tree, Inc.(b)                                    207,949       9,590,608
===============================================================================


HEALTH CARE DISTRIBUTORS-0.60%

McKesson Corp.                                          112,070       5,732,381
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM DYNAMICS FUND

                                                       SHARES          VALUE
-------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT-1.50%

Covidien PLC (Ireland)                                  257,777    $  9,746,548
-------------------------------------------------------------------------------
ResMed Inc.(b)                                          110,482       4,529,762
===============================================================================
                                                                     14,276,310
===============================================================================


HEALTH CARE FACILITIES-1.90%

Psychiatric Solutions, Inc.(b)                          355,892       9,616,202
-------------------------------------------------------------------------------
VCA Antech, Inc.(b)                                     330,654       8,458,129
===============================================================================
                                                                     18,074,331
===============================================================================


HEALTH CARE SERVICES-3.02%

Express Scripts, Inc.(b)                                186,551      13,066,032
-------------------------------------------------------------------------------
Fresenius Medical Care AG & Co. KGaA (Germany)          201,621       9,258,795
-------------------------------------------------------------------------------
Omnicare, Inc.                                          268,016       6,397,542
===============================================================================
                                                                     28,722,369
===============================================================================


HOME ENTERTAINMENT SOFTWARE-0.84%

Activision Blizzard, Inc.(b)                            696,113       7,970,494
===============================================================================


HOTELS, RESORTS & CRUISE LINES-0.53%

Starwood Hotels & Resorts Worldwide, Inc.               213,988       5,052,257
===============================================================================


HOUSEHOLD APPLIANCES-1.14%

Stanley Works (The)                                     269,695      10,828,254
===============================================================================


HOUSEHOLD PRODUCTS-1.07%

Energizer Holdings, Inc.(b)                             159,643      10,226,731
===============================================================================


HOUSEWARES & SPECIALTIES-1.32%

Jarden Corp.(b)                                         508,981      12,546,382
===============================================================================


HUMAN RESOURCE & EMPLOYMENT SERVICES-1.05%

Robert Half International, Inc.                         401,089       9,942,996
===============================================================================


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-1.30%

KGEN Power Corp. (Acquired 01/12/07; Cost
  $13,478,402)(b)(d)                                    962,743       5,295,086
-------------------------------------------------------------------------------
NRG Energy, Inc.(b)                                     260,355       7,084,260
===============================================================================
                                                                     12,379,346
===============================================================================


INTERNET SOFTWARE & SERVICES-0.31%

Akamai Technologies, Inc.(b)                            180,173       2,962,044
===============================================================================


INVESTMENT BANKING & BROKERAGE-2.45%

Lazard Ltd.-Class A                                     274,454      10,152,053
-------------------------------------------------------------------------------
TD Ameritrade Holding Corp.(b)                          710,362      13,170,112
===============================================================================
                                                                     23,322,165
===============================================================================


INVESTMENT COMPANIES-EXCHANGE TRADED FUNDS-1.06%

iShares Nasdaq Biotechnology Index Fund                 128,287      10,102,601
===============================================================================


IT CONSULTING & OTHER SERVICES-1.99%

Amdocs Ltd.(b)                                          156,253       3,737,572
-------------------------------------------------------------------------------
Cognizant Technology Solutions Corp.-Class A(b)         513,628      15,198,252
===============================================================================
                                                                     18,935,824
===============================================================================


LIFE & HEALTH INSURANCE-1.03%

Aflac, Inc.                                             257,894       9,763,867
===============================================================================


LIFE SCIENCES TOOLS & SERVICES-2.24%

Illumina, Inc.(b)                                       115,812       4,185,446
-------------------------------------------------------------------------------
Pharmaceutical Product Development, Inc.                296,620       6,160,797
-------------------------------------------------------------------------------
Thermo Fisher Scientific, Inc.(b)                       241,750      10,946,440
===============================================================================
                                                                     21,292,683
===============================================================================


MANAGED HEALTH CARE-0.88%

Aveta, Inc. (Acquired 12/21/05-02/21/06; Cost
  $18,389,812)(b)(d)                                  1,340,000       2,680,000
-------------------------------------------------------------------------------
CIGNA Corp.                                             200,019       5,680,540
===============================================================================
                                                                      8,360,540
===============================================================================


MARINE-0.42%

Diana Shipping Inc. (Greece)                            281,357       4,006,524
===============================================================================


METAL & GLASS CONTAINERS-2.02%

Crown Holdings, Inc.(b)                                 365,971       9,185,872
-------------------------------------------------------------------------------
Pactiv Corp.(b)                                         396,826       9,992,079
===============================================================================
                                                                     19,177,951
===============================================================================


OIL & GAS DRILLING-1.79%

Noble Corp.                                             363,384      12,304,182
-------------------------------------------------------------------------------
Patterson-UTI Energy, Inc.                              342,134       4,724,871
===============================================================================
                                                                     17,029,053
===============================================================================


OIL & GAS EQUIPMENT & SERVICES-2.21%

Key Energy Services, Inc.(b)                          1,391,446       9,656,635
-------------------------------------------------------------------------------
Weatherford International Ltd.(b)                       607,629      11,399,120
===============================================================================
                                                                     21,055,755
===============================================================================


OIL & GAS EXPLORATION & PRODUCTION-4.71%

Continental Resources, Inc.(b)                          438,017      14,818,115
-------------------------------------------------------------------------------
Denbury Resources Inc.(b)                               437,751       7,266,667
-------------------------------------------------------------------------------
Petrohawk Energy Corp.(b)                               459,927      11,167,027
-------------------------------------------------------------------------------
Southwestern Energy Co.(b)                              279,342      11,573,139
===============================================================================
                                                                     44,824,948
===============================================================================


PERSONAL PRODUCTS-1.60%

Chattem, Inc.(b)                                         75,170       4,710,904
-------------------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A                    287,931      10,492,206
===============================================================================
                                                                     15,203,110
===============================================================================


PHARMACEUTICALS-0.53%

Shire PLC (United Kingdom)                              336,068       5,011,566
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM DYNAMICS FUND

                                                       SHARES          VALUE
-------------------------------------------------------------------------------
REAL ESTATE SERVICES-1.06%

Jones Lang LaSalle Inc.                                 266,549    $ 10,118,200
===============================================================================


RESEARCH & CONSULTING SERVICES-1.70%

Equifax Inc.                                             83,808       2,183,198
-------------------------------------------------------------------------------
IHS Inc.-Class A(b)                                     280,184      13,992,389
===============================================================================
                                                                     16,175,587
===============================================================================


SECURITY & ALARM SERVICES-1.48%

Corrections Corp. of America(b)                         816,342      14,090,063
===============================================================================


SEMICONDUCTOR EQUIPMENT-3.59%

ASML Holding N.V. (Netherlands)                         412,568      10,761,704
-------------------------------------------------------------------------------
KLA-Tencor Corp.                                        331,268      10,560,824
-------------------------------------------------------------------------------
Lam Research Corp.(b)                                   427,925      12,863,426
===============================================================================
                                                                     34,185,954
===============================================================================


SEMICONDUCTORS-4.17%

Altera Corp.                                            621,487      11,615,592
-------------------------------------------------------------------------------
Broadcom Corp.-Class A(b)                               341,798       9,648,957
-------------------------------------------------------------------------------
Marvell Technology Group Ltd.(b)                        700,620       9,346,271
-------------------------------------------------------------------------------
ON Semiconductor Corp.(b)                             1,247,406       9,106,064
===============================================================================
                                                                     39,716,884
===============================================================================


SPECIALTY CHEMICALS-0.55%

Albemarle Corp.                                         175,075       5,201,478
===============================================================================


SPECIALTY STORES-0.77%

Ulta Salon, Cosmetics & Fragrance, Inc.(b)              643,061       7,285,881
===============================================================================


STEEL-1.01%

Steel Dynamics, Inc.                                    585,247       9,574,641
===============================================================================


SYSTEMS SOFTWARE-2.51%

Check Point Software Technologies Ltd. (Israel)(b)      517,660      13,816,345
-------------------------------------------------------------------------------
McAfee Inc.(b)                                          226,791      10,110,343
===============================================================================
                                                                     23,926,688
===============================================================================


TIRES & RUBBER-1.32%

Goodyear Tire & Rubber Co. (The)(b)                     739,323      12,583,277
===============================================================================


TRADING COMPANIES & DISTRIBUTORS-0.90%

Fastenal Co.(c)                                         241,786       8,600,328
===============================================================================


TRUCKING-4.16%

Con-way Inc.                                            237,826      10,832,974
-------------------------------------------------------------------------------
J.B. Hunt Transport Services, Inc.                      339,094       9,477,677
-------------------------------------------------------------------------------
Knight Transportation, Inc.                             523,593       9,497,977
-------------------------------------------------------------------------------
Landstar System, Inc.                                   267,567       9,814,358
===============================================================================
                                                                     39,622,986
===============================================================================


WIRELESS TELECOMMUNICATION SERVICES-1.14%

Crown Castle International Corp.(b)                     376,412      10,818,081
===============================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $909,305,986)                                          948,010,460
===============================================================================



MONEY MARKET FUNDS-0.28%

Liquid Assets Portfolio-Institutional Class(e)        1,308,414       1,308,414
-------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(e)              1,308,414       1,308,414
===============================================================================
     Total Money Market Funds (Cost $2,616,828)                       2,616,828
===============================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-99.89% (Cost $911,922,814)                                  950,627,288
===============================================================================



INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES ON
  LOAN


MONEY MARKET FUNDS-2.40%

Liquid Assets Portfolio-Institutional Class (Cost
  $22,827,203)(e)(f)                                 22,827,203      22,827,203
===============================================================================
TOTAL INVESTMENTS-102.29% (Cost $934,750,017)                       973,454,491
===============================================================================
OTHER ASSETS LESS LIABILITIES-(2.29)%                               (21,766,270)
===============================================================================
NET ASSETS-100.00%                                                 $951,688,221
_______________________________________________________________________________
===============================================================================



Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   Non-income producing security.
(c)   All or a portion of this security was out on loan at July 31, 2009.
(d) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2009 was $7,975,086, which represented 0.84% of the Fund's Net Assets.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.
(f) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1I.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM DYNAMICS FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2009




ASSETS:

Investments, at value (Cost $909,305,986)*                          $   948,010,460
-----------------------------------------------------------------------------------
Investments in affiliated money market funds, at value and cost          25,444,031
===================================================================================
     Total investments, at value (Cost $934,750,017)                    973,454,491
===================================================================================
Foreign currencies, at value (Cost $1,364)                                    1,369
-----------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                        7,295,939
-----------------------------------------------------------------------------------
  Fund shares sold                                                          351,907
-----------------------------------------------------------------------------------
  Dividends                                                                 100,089
-----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           170,573
-----------------------------------------------------------------------------------
Other assets                                                                 83,681
===================================================================================
     Total assets                                                       981,458,049
___________________________________________________________________________________
===================================================================================


LIABILITIES:

Payables for:
  Investments purchased                                                   3,998,565
-----------------------------------------------------------------------------------
  Fund shares reacquired                                                  1,709,144
-----------------------------------------------------------------------------------
  Collateral upon return of securities loaned                            22,827,203
-----------------------------------------------------------------------------------
Accrued fees to affiliates                                                  714,693
-----------------------------------------------------------------------------------
Accrued other operating expenses                                            179,844
-----------------------------------------------------------------------------------
Trustee deferred compensation and retirement plans                          340,379
===================================================================================
     Total liabilities                                                   29,769,828
===================================================================================
Net assets applicable to shares outstanding                         $   951,688,221
___________________________________________________________________________________
===================================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $ 3,396,652,838
-----------------------------------------------------------------------------------
Undistributed net investment income (loss)                                 (647,120)
-----------------------------------------------------------------------------------
Undistributed net realized gain (loss)                               (2,483,036,101)
-----------------------------------------------------------------------------------
Unrealized appreciation                                                  38,718,604
===================================================================================
                                                                    $   951,688,221
___________________________________________________________________________________
===================================================================================



NET ASSETS:

Class A                                                             $   116,128,222
___________________________________________________________________________________
===================================================================================
Class B                                                             $    17,014,769
___________________________________________________________________________________
===================================================================================
Class C                                                             $    16,270,924
___________________________________________________________________________________
===================================================================================
Class R                                                             $     2,373,097
___________________________________________________________________________________
===================================================================================
Class Y                                                             $     5,843,487
___________________________________________________________________________________
===================================================================================
Investor Class                                                      $   711,934,240
___________________________________________________________________________________
===================================================================================
Institutional Class                                                 $    82,123,482
___________________________________________________________________________________
===================================================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                                                   7,514,085
___________________________________________________________________________________
===================================================================================
Class B                                                                   1,163,288
___________________________________________________________________________________
===================================================================================
Class C                                                                   1,134,294
___________________________________________________________________________________
===================================================================================
Class R                                                                     155,008
___________________________________________________________________________________
===================================================================================
Class Y                                                                     377,367
___________________________________________________________________________________
===================================================================================
Investor Class                                                           46,065,575
___________________________________________________________________________________
===================================================================================
Institutional Class                                                       5,115,922
___________________________________________________________________________________
===================================================================================
Class A:
  Net asset value per share                                         $         15.45
-----------------------------------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $15.45 divided by 94.50%)                  $         16.35
___________________________________________________________________________________
===================================================================================
Class B:
  Net asset value and offering price per share                      $         14.63
___________________________________________________________________________________
===================================================================================
Class C:
  Net asset value and offering price per share                      $         14.34
___________________________________________________________________________________
===================================================================================
Class R:
  Net asset value and offering price per share                      $         15.31
___________________________________________________________________________________
===================================================================================
Class Y:
  Net asset value and offering price per share                      $         15.48
___________________________________________________________________________________
===================================================================================
Investor Class:
  Net asset value and offering price per share                      $         15.45
___________________________________________________________________________________
===================================================================================
Institutional Class:
  Net asset value and offering price per share                      $         16.05
___________________________________________________________________________________
===================================================================================



* At July 31, 2009, securities with an aggregate value of $22,755,041 were on loan to brokers.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM DYNAMICS FUND

STATEMENT OF OPERATIONS

For the year ended July 31, 2009




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $89,590)                            $   5,091,026
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $4,200)                                                                             532,920
================================================================================================
     Total investment income                                                           5,623,946
================================================================================================


EXPENSES:

Advisory fees                                                                          5,321,562
------------------------------------------------------------------------------------------------
Administrative services fees                                                             278,834
------------------------------------------------------------------------------------------------
Custodian fees                                                                            40,848
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                293,755
------------------------------------------------------------------------------------------------
  Class B                                                                                206,245
------------------------------------------------------------------------------------------------
  Class C                                                                                174,069
------------------------------------------------------------------------------------------------
  Class R                                                                                 14,229
------------------------------------------------------------------------------------------------
  Investor Class                                                                       1,767,640
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R, Y and Investor                                      2,783,659
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                      62,737
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 56,582
------------------------------------------------------------------------------------------------
Other                                                                                    554,352
================================================================================================
     Total expenses                                                                   11,554,512
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                 (70,810)
================================================================================================
     Net expenses                                                                     11,483,702
================================================================================================
Net investment income (loss)                                                          (5,859,756)
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net gains (losses) from securities sold to
     affiliates of $(3,906,165))                                                    (327,483,923)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                    (389,448)
------------------------------------------------------------------------------------------------
  Futures contracts                                                                   (1,404,123)
================================================================================================
                                                                                    (329,277,494)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                              (50,136,024)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                      14,135
================================================================================================
                                                                                     (50,121,889)
================================================================================================
Net realized and unrealized gain (loss)                                             (379,399,383)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(385,259,139)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM DYNAMICS FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2009 and 2008



                                                                                2009              2008
-----------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income (loss)                                             $   (5,859,756)   $   (8,170,833)
-----------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                   (329,277,494)      (21,095,064)
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                        (50,121,889)     (236,172,657)
===========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (385,259,139)     (265,438,554)
===========================================================================================================


SHARE TRANSACTIONS-NET:

  Class A                                                                     (24,953,856)        7,697,730
-----------------------------------------------------------------------------------------------------------
  Class B                                                                     (10,397,817)      (17,779,013)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                      (5,336,266)       (2,281,745)
-----------------------------------------------------------------------------------------------------------
  Class R                                                                        (650,552)          213,063
-----------------------------------------------------------------------------------------------------------
  Class Y                                                                       6,609,581                --
-----------------------------------------------------------------------------------------------------------
  Investor Class                                                             (117,202,156)     (259,755,911)
-----------------------------------------------------------------------------------------------------------
  Institutional Class                                                         (71,892,634)       45,022,017
===========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                          (223,823,700)     (226,883,859)
===========================================================================================================
     Net increase (decrease) in net assets                                   (609,082,839)     (492,322,413)
===========================================================================================================


NET ASSETS:

  Beginning of year                                                         1,560,771,060     2,053,093,473
===========================================================================================================
  End of year (includes undistributed net investment income (loss) of
     $(647,120) and $(351,534), respectively)                              $  951,688,221    $1,560,771,060
___________________________________________________________________________________________________________
===========================================================================================================




NOTES TO FINANCIAL STATEMENTS

July 31, 2009

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Dynamics Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is long-term growth of capital.

  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").


14        AIM DYNAMICS FUND

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.


15        AIM DYNAMICS FUND

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period end date and before the date the financial statements are released to print, which is generally 45 days from the period end date.

I. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

J. FUTURES CONTRACTS -- The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker) for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.


16        AIM DYNAMICS FUND

L. FOREIGN CURRENCY CONTRACTS -- The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $350 million                                           0.60%
-------------------------------------------------------------------
Next $350 million                                            0.55%
-------------------------------------------------------------------
Next $1.3 billion                                            0.50%
-------------------------------------------------------------------
Next $2 billion                                              0.45%
-------------------------------------------------------------------
Next $2 billion                                              0.40%
-------------------------------------------------------------------
Next $2 billion                                              0.375%
-------------------------------------------------------------------
Over $8 billion                                              0.35%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Effective July 1, 2009, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75% of average daily net assets, respectively, through at least June 30, 2010. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items;
(v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.

  Further, the Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended July 31, 2009, the Advisor waived advisory fees of $44,815.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended July 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $2,709.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI

17        AIM DYNAMICS FUND
compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended July 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2009, IADI advised the Fund that IADI retained $17,923 in front-end sales commissions from the sale of Class A shares and $5,717, $32,673, $1,609 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--ADDITIONAL VALUATION INFORMATION

Generally Accepted Accounting Principles (GAAP) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs.
             Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  The following is a summary of the tiered valuation input levels, as of the end of the reporting period, July 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                                                    LEVEL 1         LEVEL 2         LEVEL 3          TOTAL
-----------------------------------------------------------------------------------------------------------------------------
Equity Securities                                                $949,706,135     $15,773,270     $7,975,086     $973,454,491
_____________________________________________________________________________________________________________________________
=============================================================================================================================



NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended July 31, 2009, the Fund engaged in securities purchases of $12,644,768 and securities sales of $8,890,835, which resulted in net realized gains (losses) of $(3,906,165).

NOTE 5--EXPENSE OFFSET ARRANGEMENT(S)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $23,286.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.


18        AIM DYNAMICS FUND

  During the year ended July 31, 2009, the Fund paid legal fees of $6,002 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED JULY 31, 2009 AND 2008:

There were no ordinary income or long term capital gain distributions paid during the years ended July 31, 2009 and 2008.

TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                         2009
--------------------------------------------------------------------------------------------------
Net unrealized appreciation -- investments                                         $    38,204,814
--------------------------------------------------------------------------------------------------
Net unrealized appreciation -- other investments                                            14,130
--------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                            (294,389)
--------------------------------------------------------------------------------------------------
Post-October deferrals                                                                (202,212,871)
--------------------------------------------------------------------------------------------------
Capital loss carryforward                                                           (2,280,676,301)
--------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        3,396,652,838
==================================================================================================
Total net assets                                                                   $   951,688,221
__________________________________________________________________________________________________
==================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of July 31, 2009 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                         CARRYFORWARD*
------------------------------------------------------------------------------------------------
July 31, 2010                                                                     $    4,556,433
------------------------------------------------------------------------------------------------
July 31, 2011                                                                      2,054,734,988
------------------------------------------------------------------------------------------------
July 31, 2017                                                                        221,384,880
================================================================================================
Total capital loss carryforward                                                   $2,280,676,301
________________________________________________________________________________________________
================================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of April 10, 2006, the date of reorganization of AIM Mid Cap Growth Fund into the Fund, are realized on securities held in each fund on such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended July 31, 2009 was $1,004,212,693 and $1,173,366,593, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $118,370,706
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (80,165,892)
================================================================================================
Net unrealized appreciation of investment securities                                $ 38,204,814
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $935,249,677.




19        AIM DYNAMICS FUND

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on July 31, 2009, undistributed net investment income (loss) was increased by $5,564,170, undistributed net realized gain (loss) was increased by $11,459,701 and shares of beneficial interest decreased by $17,023,871. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED JULY 31,
                                                           ---------------------------------------------------------------
                                                                      2009(a)                             2008
                                                           -----------------------------     -----------------------------
                                                              SHARES           AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                    2,753,255     $  37,135,798       4,623,903     $ 105,825,696
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      322,082         3,988,481         287,554         6,264,407
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      208,675         2,597,033         333,225         7,118,892
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                       68,491           940,487          63,150         1,401,104
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                   581,189         9,007,387              --                --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                             4,659,505        64,549,183       5,813,001       131,135,254
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          916,336        13,157,867       3,508,123        82,758,813
==========================================================================================================================
Automatic conversion of Class B shares to Class A
  shares:
  Class A                                                      442,948         6,140,645         437,158         9,458,523
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (466,119)       (6,140,645)       (457,252)       (9,458,523)
==========================================================================================================================
Reacquired:
  Class A(b)                                                (5,125,712)      (68,230,299)     (4,869,048)     (107,586,489)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (650,054)       (8,245,653)       (683,172)      (14,584,897)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (621,240)       (7,933,299)       (453,532)       (9,400,637)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                     (109,163)       (1,591,039)        (53,572)       (1,188,041)
--------------------------------------------------------------------------------------------------------------------------
  Class Y                                                     (203,822)       (2,397,806)             --                --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                        (13,038,359)     (181,751,339)    (17,468,479)     (390,891,165)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                       (4,606,934)      (85,050,501)     (1,644,923)      (37,736,796)
==========================================================================================================================
     Net increase (decrease) in share activity             (14,868,922)    $(223,823,700)    (10,563,864)    $(226,883,859)
__________________________________________________________________________________________________________________________
==========================================================================================================================



(a) There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 9% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class into Class Y shares of the Fund:

     CLASS                                                                       SHARES          AMOUNT
     ----------------------------------------------------------------------------------------------------
     Class Y                                                                     524,895      $ 8,251,352
     ----------------------------------------------------------------------------------------------------
     Class A                                                                    (503,942)      (7,921,977)
     ----------------------------------------------------------------------------------------------------
     Investor Class                                                              (20,953)        (329,375)
     ____________________________________________________________________________________________________
     ====================================================================================================





20        AIM DYNAMICS FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET      NET     ON SECURITIES
                             VALUE,   INVESTMENT      (BOTH      TOTAL FROM   NET ASSET               NET ASSETS,
                           BEGINNING    INCOME     REALIZED AND  INVESTMENT  VALUE, END    TOTAL     END OF PERIOD
                           OF PERIOD   (LOSS)(a)   UNREALIZED)   OPERATIONS   OF PERIOD  RETURN(b)  (000S OMITTED)
------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 07/31/09          $20.41     $(0.09)       $(4.87)      $(4.96)     $15.45      (24.30)%   $  116,128
Year ended 07/31/08           23.61      (0.10)        (3.10)       (3.20)      20.41      (13.55)       192,706
Year ended 07/31/07           18.86      (0.11)         4.86         4.75       23.61       25.18        218,469
Year ended 07/31/06           17.71      (0.05)         1.20         1.15       18.86        6.49        135,778
Year ended 07/31/05           14.21      (0.08)         3.58         3.50       17.71       24.63         15,895
------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 07/31/09           19.45      (0.19)        (4.63)       (4.82)      14.63      (24.78)        17,015
Year ended 07/31/08           22.68      (0.26)        (2.97)       (3.23)      19.45      (14.24)        38,079
Year ended 07/31/07           18.25      (0.26)         4.69         4.43       22.68       24.28         63,742
Year ended 07/31/06           17.27      (0.19)         1.17         0.98       18.25        5.67         64,434
Year ended 07/31/05           13.94      (0.18)         3.51         3.33       17.27       23.89          2,908
------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 07/31/09           19.08      (0.18)        (4.56)       (4.74)      14.34      (24.84)        16,271
Year ended 07/31/08           22.25      (0.26)        (2.91)       (3.17)      19.08      (14.25)        29,517
Year ended 07/31/07           17.90      (0.26)         4.61         4.35       22.25       24.30         37,089
Year ended 07/31/06           16.93      (0.18)         1.15         0.97       17.90        5.73         32,577
Year ended 07/31/05           13.67      (0.18)         3.44         3.26       16.93       23.85          9,081
------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 07/31/09           20.26      (0.12)        (4.83)       (4.95)      15.31      (24.43)         2,373
Year ended 07/31/08           23.51      (0.16)        (3.09)       (3.25)      20.26      (13.82)         3,965
Year ended 07/31/07           18.82      (0.16)         4.85         4.69       23.51       24.92          4,374
Year ended 07/31/06(e)        17.05      (0.07)         1.84         1.77       18.82       10.38          2,430
------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 07/31/09(e)        15.72      (0.04)        (0.20)       (0.24)      15.48       (1.53)         5,843
------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 07/31/09           20.40      (0.09)        (4.86)       (4.95)      15.45      (24.26)       711,934
Year ended 07/31/08           23.61      (0.10)        (3.11)       (3.21)      20.40      (13.60)     1,110,821
Year ended 07/31/07           18.85      (0.11)         4.87         4.76       23.61       25.25      1,560,651
Year ended 07/31/06           17.71      (0.04)         1.18         1.14       18.85        6.44      1,530,105
Year ended 07/31/05           14.19      (0.07)         3.59         3.52       17.71       24.81      1,984,687
------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 07/31/09           21.08      (0.02)        (5.01)       (5.03)      16.05      (23.86)        82,123
Year ended 07/31/08           24.31      (0.02)        (3.21)       (3.23)      21.08      (13.29)       185,683
Year ended 07/31/07           19.33      (0.02)         5.00         4.98       24.31       25.76        168,767
Year ended 07/31/06           18.08       0.03          1.22         1.25       19.33        6.91         66,829
Year ended 07/31/05           14.42       0.01          3.65         3.66       18.08       25.38         10,305
__________________________________________________________________________________________________________________
==================================================================================================================

                               RATIO OF          RATIO OF
                               EXPENSES          EXPENSES
                              TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                              NET ASSETS      ASSETS WITHOUT    INVESTMENT
                           WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                            AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                               ABSORBED          ABSORBED       NET ASSETS   TURNOVER(c)
----------------------------------------------------------------------------------------
CLASS A
Year ended 07/31/09              1.21%(d)          1.21%(d)       (0.62)%(d)     104%
Year ended 07/31/08              1.05              1.05           (0.45)         112
Year ended 07/31/07              1.03              1.03           (0.49)          99
Year ended 07/31/06              1.06              1.06           (0.24)         120
Year ended 07/31/05              1.24              1.25           (0.53)          87
----------------------------------------------------------------------------------------
CLASS B
Year ended 07/31/09              1.96(d)           1.96(d)        (1.37)(d)      104
Year ended 07/31/08              1.80              1.80           (1.20)         112
Year ended 07/31/07              1.78              1.78           (1.24)          99
Year ended 07/31/06              1.81              1.81           (0.99)         120
Year ended 07/31/05              1.90              1.91           (1.19)          87
----------------------------------------------------------------------------------------
CLASS C
Year ended 07/31/09              1.96(d)           1.96(d)        (1.37)(d)      104
Year ended 07/31/08              1.80              1.80           (1.20)         112
Year ended 07/31/07              1.78              1.78           (1.24)          99
Year ended 07/31/06              1.81              1.81           (0.99)         120
Year ended 07/31/05              1.90              1.91           (1.19)          87
----------------------------------------------------------------------------------------
CLASS R
Year ended 07/31/09              1.46(d)           1.46(d)        (0.87)(d)      104
Year ended 07/31/08              1.30              1.30           (0.70)         112
Year ended 07/31/07              1.28              1.28           (0.74)          99
Year ended 07/31/06(e)           1.33(f)           1.33(f)        (0.51)(f)      120
----------------------------------------------------------------------------------------
CLASS Y
Year ended 07/31/09(e)           1.00(d)(f)        1.00(d)(f)     (0.41)(d)(f)   104
----------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 07/31/09              1.21(d)           1.21(d)        (0.62)(d)      104
Year ended 07/31/08              1.05              1.05           (0.45)         112
Year ended 07/31/07              1.03              1.03           (0.49)          99
Year ended 07/31/06              1.06              1.06           (0.24)         120
Year ended 07/31/05              1.15              1.16           (0.44)          87
----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 07/31/09              0.72(d)           0.72(d)        (0.13)(d)      104
Year ended 07/31/08              0.66              0.66           (0.06)         112
Year ended 07/31/07              0.64              0.64           (0.10)          99
Year ended 07/31/06              0.63              0.63            0.19          120
Year ended 07/31/05              0.63              0.64            0.08           87
________________________________________________________________________________________
========================================================================================



(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d) Ratios are based on average daily net assets (000's omitted) of $117,502, $20,624, $17,407, $2,846, $5,613, $707,056 and $89,279 for Class A, Class
     B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e) Commencement date of October 25, 2005 and October 3, 2008 for Class R and Class Y, respectively.
(f)  Annualized.


21        AIM DYNAMICS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Investment Securities Funds and Shareholders of AIM Dynamics Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Dynamics Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

September 18, 2009
Houston, Texas



22        AIM DYNAMICS FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2009 through July 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (02/01/09)   (07/31/09)(1)   PERIOD(2)     (07/31/09)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00      $1,259.20       $ 6.95      $1,018.65       $6.21        1.24%
---------------------------------------------------------------------------------------------------
        B            1,000.00       1,254.70        11.12       1,014.93        9.94        1.99
---------------------------------------------------------------------------------------------------
        C            1,000.00       1,253.50        11.12       1,014.93        9.94        1.99
---------------------------------------------------------------------------------------------------
        R            1,000.00       1,258.00         8.34       1,017.41        7.45        1.49
---------------------------------------------------------------------------------------------------
        Y            1,000.00       1,260.60         5.55       1,019.89        4.96        0.99
---------------------------------------------------------------------------------------------------
    Investor         1,000.00       1,259.20         6.95       1,018.65        6.21        1.24
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2009 through July 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.


23        AIM DYNAMICS FUND

Supplement to Annual Report dated 7/31/09

AIM DYNAMICS FUND

INSTITUTIONAL CLASS SHARES                   ==========================================      Please note that past performance is
                                                                                          not indicative of future results. More
The following information has been           AVERAGE ANNUAL TOTAL RETURNS                 recent returns may be more or less than
prepared to provide Institutional Class      For periods ended 7/31/09                    those shown. All returns assume
shareholders with a performance overview                                                  reinvestment of distributions at NAV.
specific to their holdings. Institutional    Inception (5/22/00)                  -4.36%  Investment return and principal value will
Class shares are offered exclusively to       5 Years                              2.18   fluctuate so your shares, when redeemed,
institutional investors, including defined    1 Year                             -23.86   may be worth more or less than their
contribution plans that meet certain                                                      original cost. See full report for
criteria.                                    ==========================================   information on comparative benchmarks.
                                                                                          Please consult your Fund prospectus for
                                             ==========================================   more information. For the most current
                                                                                          month-end performance, please call
                                             AVERAGE ANNUAL TOTAL RETURNS                 800 451 4246 or visit invescoaim.com.
                                             For periods ended 6/30/09, the most recent
                                             calendar quarter-end

                                             Inception (5/22/00)                  -5.41%
                                              5 Years                             -1.26
                                              1 Year                             -33.16

                                             ==========================================

                                             Institutional Class shares have no sales
                                             charge; therefore, performance is at net
                                             asset value (NAV). Performance of
                                             Institutional Class shares will differ
                                             from performance of other share classes
                                             primarily due to differing sales charges
                                             and class expenses.

                                                The total annual Fund operating expense
                                             ratio set forth in the most recent Fund
                                             prospectus as of the date of this
                                             supplement for Institutional Class shares
                                             was 0.66%. The expense ratio presented
                                             above may vary from the expense ratios
                                             presented in other sections of the actual
                                             report that are based on expenses incurred
                                             during the period covered by the report.

==========================================
NASDAQ SYMBOL                        IDICX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY -- NOT FOR USE WITH THE PUBLIC

THIS MATERIAL IS FOR INSTITUTIONAL INVESTOR USE ONLY AND MAY NOT BE QUOTED, REPRODUCED,
SHOWN TO THE PUBLIC OR USED IN WRITTEN FORM AS SALES LITERATURE FOR PUBLIC USE.

                                                                                                                  [INVESCO AIM LOGO]
                                                                                                                   --SERVICE MARK--

invescoaim.com   I-DYN-INS-1   Invesco Aim Distributors, Inc.

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2009 through July 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (02/01/09)   (07/31/09)(1)   PERIOD(2)     (07/31/09)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00      $1,261.80       $3.98       $1,021.27       $3.56        0.71%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2009 through July 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.


AIM DYNAMICS FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees (the Board) of AIM        In addition to their meetings             particular factor that was controlling.
Investment Securities Funds is required      throughout the year, the Sub-Committees      Each Trustee may have evaluated the
under the Investment Company Act of 1940     meet at designated contract renewal          information provided differently from
to approve annually the renewal of the AIM   meetings each year to conduct an in-depth    another Trustee and attributed different
Dynamics Fund (the Fund) investment          review of the performance, fees, expenses    weight to the various factors. The
advisory agreement with Invesco Aim          and other matters related to their           Trustees recognized that the advisory
Advisors, Inc. (Invesco Aim) and the         assigned funds. During the contract          arrangements and resulting advisory fees
Master Intergroup Sub-Advisory Contract      renewal process, the Trustees receive        for the Fund and the other AIM Funds are
for Mutual Funds (the sub-advisory           comparative performance and fee data         the result of years of review and
contracts) with Invesco Asset Management     regarding the AIM Funds prepared by an       negotiation between the Trustees and
Deutschland GmbH, Invesco Asset Management   independent company, Lipper, Inc.            Invesco Aim, that the Trustees may focus
Limited, Invesco Asset Management (Japan)    (Lipper), under the direction and            to a greater extent on certain aspects of
Limited, Invesco Australia Limited,          supervision of the Senior Officer who also   these arrangements in some years than in
Invesco Global Asset Management (N.A.),      prepares a separate analysis of this         others, and that the Trustees'
Inc., Invesco Hong Kong Limited, Invesco     information for the Trustees. Each           deliberations and conclusions in a
Institutional (N.A.), Inc., Invesco Senior   Sub-Committee then makes recommendations to  particular year may be based in part on
Secured Management, Inc. and Invesco         the Investments Committee regarding the      their deliberations and conclusions
Trimark Ltd. (collectively, the Affiliated   fees and expenses of their assigned funds.   regarding these same arrangements
Sub-Advisers). During contract renewal       The Investments Committee considers each     throughout the year and in prior years.
meetings held on June 16-17, 2009, the       Sub-Committee's recommendations and makes
Board as a whole, and the disinterested or   its own recommendations regarding the fees      The discussion below serves as a
"independent" Trustees voting separately,    and expenses of the AIM Funds to the full    summary of the Senior Officer's
approved the continuance of the Fund's       Board. The Investments Committee also        independent written evaluation with
investment advisory agreement and the        considers each Sub-Committee's               respect to the Fund's investment advisory
sub-advisory contracts for another year,     recommendations in making its annual         agreement as well as a discussion of the
effective July 1, 2009. In doing so, the     recommendation to the Board whether to       material factors and related conclusions
Board determined that the Fund's             approve the continuance of each AIM Fund's   that formed the basis for the Board's
investment advisory agreement and the        investment advisory agreement and            approval of the Fund's investment advisory
sub-advisory contracts are in the best       sub-advisory contracts for another year.     agreement and sub-advisory contracts.
interests of the Fund and its shareholders                                                Unless otherwise stated, information set
and that the compensation to Invesco Aim        The independent Trustees met separately   forth below is as of June 17, 2009, and
and the Affiliated Sub-Advisers under the    during their evaluation of the Fund's        does not reflect any changes that may have
Fund's investment advisory agreement and     investment advisory agreement and            occurred since that date, including but
sub-advisory contracts is fair and           sub-advisory contracts with independent      not limited to changes to the Fund's
reasonable.                                  legal counsel. The independent Trustees      performance, advisory fees, expense
                                             were also assisted in their annual           limitations and/or fee waivers.
THE BOARD'S FUND EVALUATION PROCESS          evaluation of the Fund's investment
                                             advisory agreement by the Senior Officer.    FACTORS AND CONCLUSIONS AND SUMMARY OF
The Board's Investments Committee            One responsibility of the Senior Officer     INDEPENDENT WRITTEN FEE EVALUATION
has established three Sub-Committees that    is to manage the process by which the AIM
are responsible for overseeing the           Funds' proposed management fees are             A. Nature, Extent and Quality of
management of a number of the series         negotiated during the annual contract              Services Provided by Invesco Aim
portfolios of the AIM Funds. This            renewal process to ensure that they are
Sub-Committee structure permits the          negotiated in a manner that is at arms'      The Board reviewed the advisory services
Trustees to focus on the performance of      length and reasonable. Accordingly, the      provided to the Fund by Invesco Aim under
the AIM Funds that have been assigned to     Senior Officer must either supervise a       the Fund's investment advisory agreement,
them. The Sub-Committees meet throughout     competitive bidding process or prepare an    the performance of Invesco Aim in
the year to review the performance of        independent written evaluation. The Senior   providing these services, and the
their assigned funds, and the                Officer recommended that an independent      credentials and experience of the officers
Sub-Committees review monthly and            written evaluation be provided and, at the   and employees of Invesco Aim who provide
quarterly comparative performance            direction of the Board, prepared an          these services. The Board's review of the
information and periodic asset flow data     independent written evaluation.              qualifications of Invesco Aim to provide
for their assigned funds. These materials                                                 these services included the Board's
are prepared under the direction and            During the annual contract renewal        consideration of Invesco Aim's portfolio
supervision of the independent Senior        process, the Board considered the factors    and product review process, various back
Officer, an officer of the AIM Funds who     discussed below in evaluating the fairness   office support functions provided by
reports directly to the independent          and reasonableness of the Fund's             Invesco Aim and its affiliates, and
Trustees. Over the course of each year,      investment advisory agreement and            Invesco Aim's equity and fixed income
the Sub-Committees meet with portfolio       sub-advisory contracts. The Board            trading operations. The Board concluded
managers for their assigned funds and        considered all of the information provided   that the nature, extent and quality of the
other members of management and review       to them, including information provided at   advisory services provided to the Fund by
with these individuals the performance,      their meetings throughout the year as part   Invesco Aim are appropriate and that
investment objective(s), policies,           of their ongoing oversight of the Fund,      Invesco Aim currently is providing
strategies and limitations of these funds.   and did not identify any                     satisfactory advisory services in
                                                                                          accordance with the terms of the Fund's
                                                                                          investment advisory


24     AIM DYNAMICS FUND                                                                                                   continued

agreement. In addition, based on their          C. Fund Performance                       annual report of each fund in the expense
ongoing meetings throughout the year with                                                 group that was publicly available as of
the Fund's portfolio manager or managers,    The Board considered Fund performance as a   the end of the past calendar year. The
the Board concluded that these individuals   relevant factor in considering whether to    Board noted that some comparative data did
are competent and able to continue to        approve the investment advisory agreement.   not reflect the market downturn that
carry out their responsibilities under the   The Board did not view Fund performance as   occurred in the fourth quarter of 2008.
Fund's investment advisory agreement.        a relevant factor in considering whether
                                             to approve the sub-advisory contracts for       The Board also compared the Fund's
   In determining whether to continue the    the Fund, as no Affiliated Sub-Adviser       effective fee rate (the advisory fee after
Fund's investment advisory agreement, the    currently manages assets of the Fund.        any advisory fee waivers and before any
Board considered the prior relationship                                                   expense limitations/waivers) to the
between Invesco Aim and the Fund, as well       The Board compared the Fund's             advisory fee rates of other domestic
as the Board's knowledge of Invesco Aim's    performance during the past one, three and   clients of Invesco Aim and its affiliates
operations, and concluded that it is         five calendar years to the performance of    with investment strategies comparable to
beneficial to maintain the current           all funds in the Lipper performance          those of the Fund, including one mutual
relationship, in part, because of such       universe that are not managed by Invesco     fund advised by Invesco Aim and one mutual
knowledge. The Board also considered the     Aim or an Affiliated Sub-Adviser and         fund sub-advised by an Invesco Aim
steps that Invesco Aim and its affiliates    against the Lipper Mid-Cap Growth Funds      affiliate. The Board noted that the Fund's
continue to take to improve the quality      Index. The Board noted that the Fund's       rate was: (i) below the effective fee rate
and efficiency of the services they          performance was in the fourth quintile of    for the mutual fund advised by Invesco
provide to the AIM Funds in the areas of     its performance universe for the one and     Aim; and (ii) above the sub-adviser
investment performance, product line         five year periods and the third quintile     effective fee rate for the domestic mutual
diversification, distribution, fund          for the three year period (the first         fund sub-advised by an Invesco Aim
operations, shareholder services and         quintile being the best performing funds     affiliate.
compliance. The Board concluded that the     and the fifth quintile being the worst
quality and efficiency of the services       performing funds). The Board noted that         The Board noted that Invesco Aim has
Invesco Aim and its affiliates provide to    the Fund's performance was below the         agreed to reduce the per account transfer
the AIM Funds in each of these areas         performance of the Index for the one,        agent fee for all the retail funds,
support the Board's approval of the          three and five year periods. The Board       including the Fund, effective July 1,
continuance of the Fund's investment         noted that Invesco Aim indicated that much   2009. The Board also noted that Invesco
advisory agreement.                          of the underperformance was concentrated     Aim has contractually agreed to waive fees
                                             in the second half of 2007 as a result of    and/or limit expenses of the Fund through
   B. Nature, Extent and Quality of          financial sector stock selection. Although   at least June 30, 2010 in an amount
      Services Provided by Affiliated        the independent written evaluation of the    necessary to limit total annual operating
      Sub-Advisers                           Fund's Senior Officer only considered Fund   expenses to a specified percentage of
                                             performance through the most recent          average daily net assets for each class of
The Board reviewed the services provided     calendar year, the Board also reviewed       the Fund. The Board noted that at the
by the Affiliated Sub-Advisers under the     more recent Fund performance and this        current expense ratio for the Fund, this
sub-advisory contracts and the credentials   review did not change their conclusions.     expense waiver does not have any impact.
and experience of the officers and           The Board noted that, in response to the
employees of the Affiliated Sub-Advisers     Board's focus on fund performance, Invesco      The Board also considered the services
who provide these services. The Board        Aim has taken a number of actions intended   provided by the Affiliated Sub-Advisers
concluded that the nature, extent and        to improve the investment process for the    pursuant to the sub-advisory contracts and
quality of the services provided by the      funds.                                       the services provided by Invesco Aim
Affiliated Sub-Advisers are appropriate.                                                  pursuant to the Fund's advisory agreement,
The Board noted that the Affiliated             D. Advisory and Sub-Advisory Fees and     as well as the allocation of fees between
Sub-Advisers, which have offices and               Fee Waivers                            Invesco Aim and the Affiliated
personnel that are geographically                                                         Sub-Advisers pursuant to the sub-advisory
dispersed in financial centers around the    The Board compared the Fund's contractual    contracts. The Board noted that the
world, can provide research and other        advisory fee rate to the contractual         sub-advisory fees have no direct effect on
information and make recommendations on      advisory fee rates of funds in the Fund's    the Fund or its shareholders, as they are
the markets and economies of various         Lipper expense group that are not managed    paid by Invesco Aim to the Affiliated
countries and securities of companies        by Invesco Aim or an Affiliated              Sub-Advisers, and that Invesco Aim and the
located in such countries or on various      Sub-Adviser, at a common asset level. The    Affiliated Sub-Advisers are affiliates.
types of investments and investment          Board noted that the Fund's contractual
techniques. The Board concluded that the     advisory fee rate was below the median          After taking account of the Fund's
sub-advisory contracts benefit the Fund      contractual advisory fee rate of funds in    contractual advisory fee rate, the
and its shareholders by permitting Invesco   its expense group. The Board also reviewed   contractual sub-advisory fee rate, the
Aim to utilize the additional resources      the methodology used by Lipper in            comparative advisory fee information and
and talent of the Affiliated Sub-Advisers    determining contractual fee rates, which     the expense limitation discussed above and
in managing the Fund.                        includes using audited financial data from   other relevant factors, the Board
                                             the most recent                              concluded that the Fund's advisory and
                                                                                          sub-advisory fees are fair and reasonable.


25     AIM DYNAMICS FUND                                                                                                   continued

   E. Economies of Scale and Breakpoints     Invesco Aim has the financial resources      Board noted that Invesco Aim will receive
                                             necessary to fulfill these obligations.      advisory fees from these affiliated money
The Board considered the extent to which     The Board also considered whether each       market funds attributable to such
there are economies of scale in the          Affiliated Sub-Adviser is financially        investments, although Invesco Aim has
provision of advisory services to the        sound and has the resources necessary to     contractually agreed to waive through at
Fund. The Board also considered whether      perform its obligations under the            least June 30, 2010, the advisory fees
the Fund benefits from such economies of     sub-advisory contracts, and concluded that   payable by the Fund in an amount equal to
scale through contractual breakpoints in     each Affiliated Sub-Adviser has the          100% of the net advisory fee Invesco Aim
the Fund's advisory fee schedule. The        financial resources necessary to fulfill     receives from the affiliated money market
Board noted that the Fund's contractual      these obligations.                           funds with respect to the Fund's
advisory fee schedule includes six                                                        investment in the affiliated money market
breakpoints and that the level of the           G. Collateral Benefits to Invesco Aim     funds of uninvested cash, but not cash
Fund's advisory fees, as a percentage of           and its Affiliates                     collateral. The Board concluded that the
the Fund's net assets, has decreased as                                                   Fund's investment of uninvested cash and
net assets increased because of the          The Board considered various other           cash collateral from any securities
breakpoints. The Board concluded that the    benefits received by Invesco Aim and its     lending arrangements in the affiliated
Fund's advisory fees appropriately reflect   affiliates resulting from Invesco Aim's      money market funds is in the best
economies of scale at current asset          relationship with the Fund, including the    interests of the Fund and its
levels. The Board also noted that the Fund   fees received by Invesco Aim and its         shareholders.
shares directly in economies of scale        affiliates for their provision of
through lower fees charged by third party    administrative, transfer agency and
service providers based on the combined      distribution services to the Fund. The
size of all of the AIM Funds and             Board considered the performance of
affiliates.                                  Invesco Aim and its affiliates in
                                             providing these services and the
   F. Profitability and Financial            organizational structure employed by
      Resources                              Invesco Aim and its affiliates to provide
                                             these services. The Board also considered
The Board reviewed information from          that these services are provided to the
Invesco Aim concerning the costs of the      Fund pursuant to written contracts that
advisory and other services that Invesco     are reviewed and approved on an annual
Aim and its affiliates provide to the Fund   basis by the Board. The Board concluded
and the profitability of Invesco Aim and     that Invesco Aim and its affiliates are
its affiliates in providing these            providing these services in a satisfactory
services. The Board also reviewed            manner and in accordance with the terms of
information concerning the financial         their contracts, and are qualified to
condition of Invesco Aim and its             continue to provide these services to the
affiliates. The Board reviewed with          Fund.
Invesco Aim the methodology used to
prepare the profitability information. The      The Board considered the benefits
Board considered the overall profitability   realized by Invesco Aim and the Affiliated
of Invesco Ltd., the ultimate parent of      Sub-Advisers as a result of portfolio
Invesco Aim and the Affiliated               brokerage transactions executed through
Sub-Advisers, and of Invesco Aim, as well    "soft dollar" arrangements. The Board
as the profitability of Invesco Aim in       noted that soft dollar arrangements shift
connection with managing the Fund. The       the payment obligation for research and
Board noted that Invesco Aim continues to    execution services from Invesco Aim and
operate at a net profit, although the        the Affiliated Sub-Advisers to the funds
reduction of assets under management as a    and therefore may reduce Invesco Aim's and
result of market movements and the           the Affiliated Sub-Advisers' expenses. The
increase in voluntary fee waivers for        Board concluded that Invesco Aim's and the
affiliated money market funds have reduced   Affiliated Sub-Advisers' soft dollar
the profitability of Invesco Aim and its     arrangements are appropriate. The Board
affiliates. The Board concluded that the     also concluded that, based on their review
Fund's fees are fair and reasonable, and     and representations made by the Chief
that the level of profits realized by        Compliance Officer of Invesco Aim, these
Invesco Aim and its affiliates from          arrangements are consistent with
providing services to the Fund is not        regulatory requirements.
excessive in light of the nature, quality
and extent of the services provided. The        The Board considered the fact that the
Board considered whether Invesco Aim is      Fund's uninvested cash and cash collateral
financially sound and has the resources      from any securities lending arrangements
necessary to perform its obligations under   may be invested in money market funds
the Fund's investment advisory agreement,    advised by Invesco Aim pursuant to
and concluded that                           procedures approved by the Board. The


26     AIM DYNAMICS FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

        NAME, YEAR          TRUSTEE AND/
 OF BIRTH AND POSITION(S)    OR OFFICER                         PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIP(S)
    HELD WITH THE TRUST        SINCE                              DURING PAST 5 YEARS                             HELD BY TRUSTEE
--------------------------  ------------  -------------------------------------------------------------------  ---------------------
INTERESTED PERSONS

Martin L. Flanagan(1) --    2007          Executive Director, Chief Executive Officer and President, Invesco   None
1960                                      Ltd. (ultimate parent of Invesco Aim and a global investment
Trustee                                   management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds(R); Vice
                                          Chairman, Investment Company Institute; and Member of Executive
                                          Board, SMU Cox School of Business

                                          Formerly: Director, Chairman, Chief Executive Officer and
                                          President, IVZ Inc. (holding company), INVESCO Group Services, Inc.
                                          (service provider) and Invesco North American Holdings, Inc.
                                          (holding company); Director, Chief Executive Officer and President,
                                          Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd. and Chairman,
                                          Investment Company Institute

Philip A. Taylor(2) --      2006          Head of North American Retail and Senior Managing Director, Invesco  None
1954                                      Ltd.; Director, Chief Executive Officer and President, Invesco Aim
Trustee, President and                    Advisors, Inc. and 1371 Preferred Inc. (holding company); Director,
Principal Executive                       Chairman, Chief Executive Officer and President, Invesco Aim
Officer                                   Management Group, Inc. (financial services holding company) and
                                          Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc.
                                          (registered investment advisor and registered transfer agent) and
                                          AIM GP Canada Inc. (general partner for limited partnerships);
                                          Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services,
                                          Inc. (registered transfer agent) and INVESCO Distributors, Inc.
                                          (registered broker dealer); Director, President and Chairman,
                                          INVESCO Inc. (holding company) and Invesco Canada Holdings Inc.
                                          (holding company); Chief Executive Officer, AIM Trimark Corporate
                                          Class Inc. (corporate mutual fund company) and AIM Trimark Canada
                                          Fund Inc. (corporate mutual fund company); Director and Chief
                                          Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltee
                                          (registered investment advisor and registered transfer agent) and
                                          Invesco Trimark Dealer Inc. (registered broker dealer); Trustee,
                                          President and Principal Executive Officer, The AIM Family of
                                          Funds(R) (other than AIM Treasurer's Series Trust and Short-Term
                                          Investments Trust); Trustee and Executive Vice President, The AIM
                                          Family of Funds(R) (AIM Treasurer's Series Trust and Short-Term
                                          Investments Trust only); and Manager, Invesco PowerShares Capital
                                          Management LLC

                                          Formerly: President, Invesco Trimark Dealer Inc.; Director and
                                          President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada
                                          Fund Inc.; Director and President, Invesco Trimark Ltd./Invesco
                                          Trimark Ltee; Senior Managing Director, Invesco Holding Company
                                          Limited; Trustee and Executive Vice President, Tax-Free Investments
                                          Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive
                                          Officer, The AIM Family of Funds(R) (AIM Treasurer's Series Trust,
                                          Short-Term Investments Trust and Tax-Free Investments Trust only);
                                          President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund
                                          Inc.; and Director, Trimark Trust (federally regulated Canadian trust company)

INDEPENDENT TRUSTEES

Bruce L. Crockett -- 1944   2001          Chairman, Crockett Technology Associates (technology consulting      ACE Limited
Trustee and Chair                         company)                                                             (insurance company);
                                                                                                               Captaris, Inc.
                                                                                                               (unified messaging
                                                                                                               provider); and
                                                                                                               Investment Company
                                                                                                               Institute

Bob R. Baker -- 1936        2003          Retired                                                              None
Trustee

Frank S. Bayley -- 1939     1987          Retired                                                              None
Trustee
                                          Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)

James T. Bunch -- 1942      2003          Founder, Green, Manning & Bunch Ltd., (investment banking firm)      Board of Governors,
Trustee                                                                                                        Western Golf
                                                                                                               Association/Evans
                                                                                                               Scholars Foundation
                                                                                                               and Executive
                                                                                                               Committee, United
                                                                                                               States Golf
                                                                                                               Association

Albert R. Dowden -- 1941     2001         Director of a number of public and private business corporations,    Board of Nature's
Trustee                                   including the Boss Group Ltd. (private investment and management);   Sunshine Products,
                                          Continental Energy Services, LLC (oil and gas pipeline service);     Inc.
                                          Reich & Tang Funds (registered investment company); Annuity and
                                          Life Re (Holdings), Ltd. (reinsurance company), and Homeowners of
                                          America Holding Corporation/Homeowners of America Insurance
                                          Company (property casualty company)

                                          Formerly: Director, CompuDyne Corporation (provider of product and services to the public security market); Director, President and
                                          Chief Executive Officer, Volvo Group North America, Inc.; Senior
                                          Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields -- 1952       2001         Chief Executive Officer, Twenty First Century Group, Inc.            Administaff
Trustee                                   (government affairs company); and Owner and Chief Executive
                                          Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment),  Discovery Global Education Fund (non-profit) and
                                          Cross Timbers Quail Research Ranch (non-profit)

                                          Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling -- 1937     2001          Partner, law firm of Kramer Levin Naftalis and Frankel LLP           Director, Reich &
Trustee                                                                                                        Tang Funds
                                                                                                               (16 portfolios)

Prema Mathai-Davis -- 1950  2001          Retired                                                              None
Trustee

Lewis F. Pennock -- 1942    2001          Partner, law firm of Pennock & Cooper                                None
Trustee

Larry Soll -- 1942          2003          Retired                                                              None
Trustee

Raymond Stickel, Jr. --     2005          Retired                                                              None
1944
Trustee                                   Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)

(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

        NAME, YEAR          TRUSTEE AND/
 OF BIRTH AND POSITION(S)    OR OFFICER                         PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIP(S)
    HELD WITH THE TRUST        SINCE                              DURING PAST 5 YEARS                             HELD BY TRUSTEE
--------------------------  ------------  -------------------------------------------------------------------  ---------------------
OTHER OFFICERS

Russell C. Burk -- 1958     2005          Senior Vice President and Senior Officer of The AIM Family of        N/A
Senior Vice President and                 Funds(R)
Senior Officer
                                          Formerly: Director of Compliance and Assistant General Counsel,
                                          ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                          Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

John M. Zerr -- 1962        2006          Director, Senior Vice President, Secretary and General Counsel,      N/A
Senior Vice President,                    Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and
Chief Legal Officer and                   Invesco Aim Capital Management, Inc.; Director, Senior Vice
Secretary                                 President and Secretary, Invesco Aim Distributors, Inc.; Director,
                                          Vice President and Secretary, Invesco Aim Investment Services, Inc.
                                          and INVESCO Distributors, Inc.; Director and Vice President,
                                          INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal
                                          Officer and Secretary, The AIM Family of Funds(R); and Manager,
                                          Invesco PowerShares Capital Management LLC

                                          Formerly: Director, Vice President and Secretary, Fund Management
                                          Company; Vice President, Invesco Aim Capital Management, Inc.;
                                          Chief Operating Officer and General Counsel, Liberty Ridge Capital,
                                          Inc. (an investment adviser); Vice President and Secretary, PBHG
                                          Funds (an investment company); Vice President and Secretary, PBHG
                                          Insurance Series Fund (an investment company); Chief Operating
                                          Officer, General Counsel and Secretary, Old Mutual Investment
                                          Partners (a broker-dealer); General Counsel and Secretary, Old
                                          Mutual Fund Services (an administrator); General Counsel and
                                          Secretary, Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary,
                                          Old Mutual Capital, Inc. (an investment adviser); and Vice
                                          President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley -- 1959    2004          Global Compliance Director, Invesco Ltd.; and Vice President, The    N/A
Vice President                            AIM Family of Funds(R)

                                          Formerly: Senior Vice President, Invesco Aim Management Group,
                                          Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                          Aim Advisors, Inc. and The AIM Family of Funds(R); Vice President
                                          and Chief Compliance Officer, Invesco Aim Capital Management, Inc.
                                          and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim
                                          Investment Services, Inc. and Fund Management Company

Kevin M. Carome -- 1956     2003          General Counsel, Secretary and Senior Managing Director, Invesco     N/A
Vice President                            Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds
                                          Group, Inc.; Director and Executive Vice President, IVZ, Inc.,
                                          Invesco Group Services, Inc., .Invesco North American Holdings,
                                          Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President,
                                          The AIM Family of Funds(R)

                                          Formerly: Secretary, Invesco North American Holdings, Inc.; Vice
                                          President and Secretary, IVZ, Inc. and Invesco Group Services,
                                          Inc.; Senior Managing Director and Secretary, Invesco Holding
                                          Company Limited; Director, Senior Vice President, Secretary and
                                          General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                          Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                          Inc.; Director, General Counsel and Vice President, Fund Management
                                          Company; Vice President, Invesco Aim Capital Management, Inc. and
                                          Invesco Aim Investment Services, Inc.; Senior Vice President, Chief
                                          Legal Officer and Secretary, The AIM Family of Funds(R); Director
                                          and Vice President, INVESCO Distributors, Inc.; and Chief Executive
                                          Officer and President, INVESCO Funds Group, Inc.

Sheri Morris -- 1964         1999         Vice President, Treasurer and Principal Financial Officer, The AIM   N/A
Vice President, Treasurer                 Family of Funds(R); and Vice President, Invesco Aim Advisors, Inc.,
and Principal Financial                   Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset
Officer                                   Management Inc.

                                          Formerly: Assistant Vice President and Assistant Treasurer, The AIM
                                          Family of Funds(R) and Assistant Vice President, Invesco Aim
                                          Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco
                                          Aim Private Asset Management, Inc.

Karen Dunn Kelley -- 1960   2004          Head of Invesco's World Wide Fixed Income and Cash Management        N/A
Vice President                            Group; Vice President, Invesco Institutional (N.A.), Inc.
                                          (registered investment advisor); Director of Cash Management and
                                          Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim
                                          Capital Management, Inc.; Executive Vice President, Invesco Aim
                                          Distributors, Inc.; Senior Vice President, Invesco Aim Management
                                          Group, Inc.; Vice President, The AIM Family of Funds(R) (other than
                                          AIM Treasurer's Series Trust and Short-Term Investments Trust); and
                                          President and Principal Executive Officer, The AIM Family of
                                          Funds(R) (AIM Treasurer's Series Trust and Short-Term Investments
                                          Trust only)

                                          Formerly: President and Principal Executive Officer, Tax-Free
                                          Investments Trust; Director and President, Fund Management Company;
                                          Chief Cash Management Officer and Managing Director, Invesco Aim
                                          Capital Management, Inc.; and Vice President, Invesco Aim Advisors,
                                          Inc. and The AIM Family of Funds(R) (AIM Treasurer's Series Trust,
                                          Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek -- 1967     2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,      N/A
Anti-Money Laundering                     Inc., Invesco Aim Capital Management, Inc., Invesco Aim
Compliance Officer                        Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco
                                          Aim Private Asset Management, Inc. and The AIM Family of Funds(R)

                                          Formerly: Anti-Money Laundering Compliance Officer, Fund
                                          Management Company; and Manager of the Fraud Prevention
                                          Department, Invesco Aim Investment Services, Inc.

Todd L. Spillane -- 1958    2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior    N/A
Chief Compliance Officer                  Vice President and Chief Compliance Officer, Invesco Aim Advisors,
                                          Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance
                                          Officer, The AIM Family of Funds(R), Invesco Global Asset
                                          Management (N.A.), Inc. (registered investment advisor), Invesco
                                          Institutional (N.A.), Inc., (registered investment advisor),
                                          INVESCO Private Capital Investments, Inc. (holding company),
                                          Invesco Private Capital, Inc. (registered investment advisor) and
                                          Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and
                                          Invesco Aim Investment Services, Inc.

                                          Formerly: Vice President, Invesco Aim Capital Management, Inc. and
                                          Fund Management Company; and Global Head of Product Development,
                                          AIG-Global Investment Group, Inc.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's prospectus for information on the Fund's sub-advisors.

OFFICE OF THE FUND
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

COUNSEL TO THE FUND
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INVESTMENT ADVISOR
Invesco Aim Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

COUNSEL TO THE INDEPENDENT TRUSTEES
Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

DISTRIBUTOR
Invesco Aim Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

TRANSFER AGENT
Invesco Aim Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

AUDITORS
PricewaterhouseCoopers LLP
1201 Louisiana Street
Suite 2900
Houston, TX 77002-5678

CUSTODIAN
State Street Bank and Trust Company
225 Franklin
Boston, MA 02110-2801

[GO PAPERLESS
   GRAPHIC]
====================================================================================================================================

GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

-  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of     -  EFFICIENT. Stop waiting for regular mail. Your documents will
   trees used to produce paper.                                        be sent via email as soon as they're available.

-  ECONOMICAL. Help reduce your fund's printing and delivery        -  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.          with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.

====================================================================================================================================

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise.
If you do not want the mailing of these documents to be combined with those for other members of your household, please contact
Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after October 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim--service MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim
Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital
Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco
Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

   It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc.,
Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset           [INVESCO AIM LOGO]
Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser     --SERVICE MARK--
firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

                                                          invescoaim.com   I-DYN-AR-1    Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]          ANNUAL REPORT TO SHAREHOLDERS          JULY 31, 2009
 - SERVICE MARK -

                            AIM GLOBAL REAL ESTATE FUND

                               [MOUNTAIN GRAPHIC]

2      Letters to Shareholders
4      Performance Summary
4      Management Discussion
6      Long-Term Fund Performance
8      Supplemental Information
9      Schedule of Investments
11     Financial Statements
13     Notes to Financial Statements
21     Financial Highlights
22     Auditor's Report
23     Fund Expenses
24     Approval of Investment Advisory and Sub-Advisory Agreements
27     Tax Information
T-1    Trustees and Officers

                                     Dear Shareholders:

                                     While the year covered by this report was difficult - for long-time investors and veteran investment professionals alike - economic conditions and market trends appeared much more
               [TAYLOR               favorable at the close of the fiscal year than at its start.
                PHOTO]
                                        The 12 months ended July 31, 2009, included a sharp market sell-off that occurred in the second half of 2008. That downturn affected virtually all sectors, markets and investors. The decline had a number of causes, the most immediate being unprecedented turmoil in credit markets. Economic uncertainty prompted banks to hoard cash and reduce lending, and caused investors to shun short-term corporate debt. As a result, businesses found it difficult to fund
            Philip Taylor            their day-to-day operations, and the U.S. economy - as well as economies around the globe -
                                     virtually froze briefly.

                                     INCREASED COMMUNICATION

                                     These developments prompted a greater-than-usual number of shareholders to contact me.
Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.

   Many of you sought explanations for the decline in the value of your accounts, while others asked more general questions about when the economy might improve. Your questions, comments and suggestions gave me better insight into what was on your minds, and I was pleased that so many of you took the time to share your thoughts with me.

   As a result, Invesco Aim's investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of "Investment Perspectives" articles on our website, invescoaim.com. Through these articles, we've tried to provide timely market commentary, general investor education information and sector updates. I hope you'll take a moment to read them and let me know if you find them useful.

   To access your Fund's latest quarterly commentary, click on "Products and Performance" at the top of our website; next, select
"Mutual Funds"; and then click on "Quarterly Commentary."

   I also hope you've stayed in touch with your financial advisor. An experienced financial advisor who is familiar with your individual investment goals, time horizon and risk tolerance can be a source of comfort and information during uncertain times. He or she can monitor your investments to ensure they're on track and can prevent you from making impulsive short-term decisions that may have adverse long-term consequences.

REASONS FOR OPTIMISM

The economy and equity markets reacted to a barrage of negative news during the year. Consumer spending -- which accounts for more than two-thirds(1) of the U.S. economy - was sluggish as unemployment rose; more workers worried about their job security; home and portfolio values declined; and credit became more difficult to obtain.

   In his semiannual monetary policy report to Congress in late July, U.S. Federal Reserve Board Chairman Ben Bernanke summarized the stresses and strains the U.S. and global economies suffered in late 2008 and early 2009. Importantly, he suggested that the aggressive, coordinated actions taken by governments and central banks around the world finally may be yielding results. He testified that in recent months:

   -  The pace of overall economic decline appears to have slowed significantly.

   -  Credit availability, for consumers and businesses, has improved noticeably.

   -  Investors' extreme risk aversion has eased somewhat.

   -  The decline in housing activity appears to have moderated.

   While these and other trends offer encouragement, uncertainties remain. Chairman Bernanke testified that he anticipates a gradual recovery in 2010 with some acceleration in economic growth in 2011, together with subdued inflation over the next two years. His considered judgment appears to be shared by investors who have begun to return, cautiously, to the equities market, causing major
U.S. stock-market indexes to bounce off their March lows.

 A SINGLE FOCUS

I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest(2) and most diversified global asset managers. It provides clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.

   Our investment professionals have managed clients' money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.

   If you have questions about this report or your account, please contact one of our client services representatives at 800 959
4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.

   Thank you for investing with us. All of us at Invesco Aim look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Phillip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1)  Reuters;

(2) Pensions & Investments


2     AIM GLOBAL REAL ESTATE FUND

                                     Dear Fellow Shareholders:

                                     Although the economy and financial markets have shown some signs of hope, investors remain
              [CROCKETT              rightfully cautious. Staying with an appropriately diversified investment program focused on
                PHOTO]               your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.

                                        Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance
            Bruce Crockett           performance in ways that put your interests first.

                                        We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.'s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio  managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market's decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim
Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals."

   The website also contains news and market information, investment education and planning information and current reports and prospectuses for all the AIM Funds and I highly recommend it to you.

   You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3     AIM GLOBAL REAL ESTATE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================   -  Attractive valuations relative to peer
PERFORMANCE SUMMARY                                                                          investment alternatives.

While a severe global economic slowdown persisted during the fiscal year ended July 31,      We attempt to manage risk by
2009, a significant stock market rally began in early March. Strained credit markets      diversifying property types and geographic
materially affected real estate markets, with the effects being slowing property sales    locations as well as limiting the size of
and lower property valuations. Toward the end of the period, modest improvements in       any one holding.
credit markets and increased access to capital through debt refinancing and secondary
equity offerings benefited the real estate securities market.                                We consider selling a holding when:

   In this volatile environment, AIM Global Real Estate Fund had negative returns and     -  Relative valuation falls below desired
underperformed the broad market, as measured by the MSCI World Index.(Triangle)              levels.
However, the Fund, at net asset value, held up better than its style-specific
benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index(Box), with help from          -  Risk/return relationships change
security selection in U.S.-domiciled REITs.                                                  significantly.

   Your Fund's long-term performance appears later in this report.                        -  Company fundamentals (property type,
                                                                                             geography or management) change.
FUND VS. INDEXES
                                                                                          -  A more attractive investment
Total returns, 7/31/08 to 7/31/09, at net asset value (NAV). Performance shown does not      opportunity is identified.
include applicable contingent deferred sales charges (CDSC) or front-end sales charges,
which would have reduced performance.                                                     MARKET CONDITIONS AND YOUR FUND

Class A Shares                                                                   -27.79%  Though much of the fiscal year was marked
Class B Shares                                                                   -28.35   by headlines claiming economic
Class C Shares                                                                   -28.33   "Armageddon," the global economy began to
Class R Shares                                                                   -27.97   show signs that the economic contraction
Class Y Shares*                                                                  -27.57   was moderating toward the end of the
MSCI World Index(Triangle) (Broad Market Index)                                  -21.61   period. Economic data, while poor in
FTSE EPRA/NAREIT Developed Real Estate Index(Box) (Style-Specific Index)         -30.01   absolute terms, indicated that the rampant
Lipper Global Real Estate Funds Category Average(Triangle) (Peer Group)**        -28.47   decline in business spending and
Lipper Real Estate Funds Index(Triangle) (Former Peer Group Index)**             -39.52   consumption that occurred at the end of
                                                                                          2008 and the beginning of 2009 may have
(Triangle)Lipper Inc.; (Box)Invesco Aim, Bloomberg L.P.                                   eased.

*  Share class incepted during the fiscal year. See page 7 for a detailed explanation        A variety of emergency fiscal and
   of Fund performance.                                                                   monetary expansion initiatives by
                                                                                          governments and central banks appeared to
** The Fund has elected to use the Lipper Global Real Estate Category Average as its      have succeeded in averting a worst-case
   peer group benchmark instead of the Lipper Real Estate Funds Index because new         global economic scenario. However,
   categories were created which represent portfolios with similar investment styles.     unemployment continued to rise and the
                                                                                          long-term implications of the sovereign
=======================================================================================   debt burden for Western economies remained
                                                                                          uncertain. Additionally, businesses and
HOW WE INVEST                                we believe will benefit from long-term       households still had a considerable way to
                                             sector trends.                               go in their de-leveraging processes.
Your Fund holds primarily real estate
investment trusts (REITs) and other             We use a fundamentals-driven investment      Despite the stimulus, there were few
property-related securities from the         process, including property market cycle     signs of a broad-based economic recovery.
United States and abroad whose value is      analysis, property evaluation and            Given this environment, real estate
driven by tangible assets. Our goal is to    management and structure review to           securities, as measured by the FTSE
create a global Fund focused on total        identify securities with:                    EPRA/NAREIT Developed Real Estate
return that will perform at or above index
levels with comparable levels of risk. Our   -  Quality underlying properties.
investment strategy focuses on identifying
U.S. and non-U.S. property types             -  Solid management teams and flexible
                                                balance sheets.

==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                      Total Net Assets            $408.1 million
By property type
                                              1. Sun Hung Kai Properties Ltd.       6.4%  Total Number of Holdings*               89
Diversified                           40.8%   2. Mitsubishi Estate Co. Ltd.         4.2
Retail                                19.8    3. Westfield Group                    4.2   ==========================================
Office                                11.2    4. Mitsui Fudosan Co., Ltd.           3.9
Residential                            9.5    5. Unibail-Rodamco                    3.8
Health Care                            6.3    6. Simon Property Group, Inc.         3.3
Industrial                             3.6    7. Capitaland Ltd.                    2.3
Self Storage                           2.1    8. China Overseas Land & Investment
Specialty                              1.3       Ltd.                               2.2
Lodging-Resorts                        1.3    9. Public Storage                     1.9
Industrial/Office Mixed                0.9   10. Hang Lung Properties Ltd.          1.8
Mondy Market Funds
Plus Other Assets Less Liabilities     3.2   ==========================================

==========================================   The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

                                             *  Excluding money market fund holdings.

4     AIM GLOBAL REAL ESTATE FUND

Index, and the Fund produced a loss for      tions. We modestly reduced our exposure to               JOE RODRIGUEZ, JR.
the period and underperformed the broad      the apartment sector because we believe                  Senior portfolio manager, is
market, as measured by the MSCI World        the impact from the economic downturn is                 lead manager of AIM Global
Index.                                       likely to be reflected in earnings in this               Real Estate Fund. He is head
                                             sector relatively sooner than other                      of real estate securities for
   However, the Fund, at net asset value,    sectors.                                                 Invesco Real Estate, where he
held up better than its style specific                                                                oversees all phases of the
benchmark, the FTSE EPRA/NAREIT Developed       The current level of uncertainty in the   [RODRIGUEZ  unit, including securities
Real Estate Index, owing to a relatively     investment marketplace supports a view          PHOTO]   research and administration.
defensive posturing during the height of     that successfully managing real estate                   Mr. Rodriguez began his
market volatility. Specifically, security    exposure requires an emphasis on companies               investment career in 1983 and
selection and an underweight exposure to     with longer than average lease terms,                    joined Invesco in 1990. He
the United States aided the Fund's           higher quality assets and tenant rosters,                earned his B.B.A. in economics
relative performance. Security selection     and flexible balance sheets with                         and finance as well as his
in Australian Listed Property Trusts         longer-term debt maturities. We expect to                M.B.A. in finance from Baylor
(LPTs) also benefited relative               maintain a well-diversified portfolio                    University.
performance. Conversely, our security        across all property types and global
selection in Japan and Hong Kong detracted   economic regions and believe the best                    MARK BLACKBURN
from relative performance during the         prospects for relative outperformance are                Chartered Financial Analyst,
fiscal year.                                 based on a combination of relative                       portfolio man- ager, is
                                             fundamentals and stock valuations.                       manager of AIM Global Real
   Top contributors to the Fund's                                                                     Estate Fund. He earned a B.S.
fiscal-year performance included mostly         We thank you for your continued            [BLACKBURN in accounting from Louisiana
Hong Kong-domiciled companies: SUN HUNG      investment in AIM Global Real Estate Fund.      PHOTO]   State University and an M.B.A.
KAI PROPERTIES, CHINA OVERSEAS LAND and                                                               from Southern Methodist
INVESTMENT, CHINA RESOURCES LAND and HANG    The views and opinions expressed in                      University. Mr. Blackburn is a
LUNG PROPERTIES. The emerging Asian          management's discussion of Fund                          Certified Public Accountant.
economies continued to fair best with        performance are those of Invesco Aim
inventory rebuilding becoming evident in     Advisors, Inc. These views and opinions                  JAMES COWEN
the more export-orientated economies,        are subject to change at any time based on               Portfolio manager, is manager
including China.                             factors such as market and economic                      of AIM Global Real Estate
                                             conditions. These views and opinions may                 Fund. Mr. Cowen has worked in
   Sun Hung Kai Properties                   not be relied upon as investment advice or               the real estate industry since
is one of the largest property companies     recommendations, or as an offer for a           [COWEN   1997 and joined Invesco in
in Hong Kong, specializing in high quality   particular security. The information is         PHOTO]   2001. He earned a Master of
residential and commercial projects. Hang    not a complete analysis of every aspect of               Town and Country Planning
Lung Properties is one of the largest Hong   any market, country, industry, security or               degree from the University of
Kong developers, owning a large              the Fund. Statements of fact are from                    Manchester and a Master of
development and investment portfolio in      sources considered reliable, but Invesco                 Philosophy degree in land
Hong Kong and China. The company possesses   Aim Advisors, Inc. makes no representation               economy from Cambridge
a strong balance sheet, recurring income     or warranty as to their completeness or                  University.
base and residential inventory to fund       accuracy. Although historical performance
growth in China. Additionally, Hang Lung's   is no guarantee of future results, these                 PAUL CURBO
management team has favourable and           insights may help you understand our                     Chartered Financial Analyst
established track record.                    investment management philosophy.                        portfolio manager, is
                                                                                          [CURBO      manager of AIM Global Real
   Australian LPTs fell out of favor with    See important Fund and index disclosures     PHOTO]      Estate Fund. He joined Invesco
many investors as the credit market crisis   later in this report.                                    in 1998. Mr. Curbo earned a
adversely affected several property                                                                   B.B.A. in finance from The
companies and cast a shadow of doubt over                                                             University of Texas.
the entire sector. In fact, the largest
detractor from Fund performance was                                                                   JAMES TROWBRIDGE
WESTFIELD GROUP, one of the largest                                                                   Portfolio manager, is manager
geographically-diversified retail property                                                            of AIM Global Real Estate
groups in the world. MITSUBISHI ESTATE,                                                   [TROWBRIDGE Fund. He joined Invesco in
Japan's second-largest real estate                                                          PHOTO]    1989. Mr. Trowbridge earned
developer, also detracted from Fund                                                                   his B.A. in finance from
performance during the fiscal year.                                                                   Indiana University.

   Relative to the benchmark and toward                                                               PING YING WANG
the end of the fiscal year, we were                                                                   Chartered Financial Analyst,
modestly overweight in Hong Kong, the                                                                 portfolio manager, is manager
Netherlands and Australia. Conversely, we                                                             of AIM Global Real Estate
were underweight in U.K. real estate                                                         [WANG    Fund. She earned a B.S. in
securities and U.S. REITs. Specific to the                                                   PHOTO]   international finance from the
United States, we reduced our holdings in                                                             People's University of China
regional malls and office and industrial                                                              and a Ph.D. in finance from
REITs; we added to underperforming sectors                                                            the University of Texas at
with attractive relative valua-                                                                       Dallas.

                                                                                          Assisted by the Real Estate Team


5     AIM GLOBAL REAL ESTATE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            management fees. Index results include       market index does not. Performance shown
comparable future results.                   reinvested dividends, but they do not        in the chart and table(s) does not reflect
                                             reflect sales charges. Performance of the    deduction of taxes a shareholder would pay
   The data shown in the chart include       peer group reflects fund expenses and        on Fund distributions or sale of Fund
reinvested distributions, applicable sales   management fees; performance of a            shares.
charges and Fund expenses including

continued from page 8

-  The Fund is not managed to track the         attests to a charterholder's success in      based on those net asset values may
   performance of any particular index,         a rigorous and comprehensive study           differ from the net asset values and
   including the indexes defined here, and      program in the field of investment           returns reported in the Financial
   consequently, the performance of the         management and research analysis.            Highlights.
   Fund may deviate significantly from the
   performance of the indexes.               -  CPA--REGISTERED TRADEMARK-- and           -  Property type classifications used in
                                                Certified Public Accountant--REGISTERED      this report are generally according to
-  A direct investment cannot be made in        TRADEMARK-- are trademarks owned by the      FTSE EPRA/NAREIT Developed Real Estate
   an index. Unless otherwise indicated,        American Institute of Certified Public       Index, which is exclusively owned by
   index results include reinvested             Accountants.                                 the FTSE Group, the European Public
   dividends, and they do not reflect                                                        Real Estate Association (EPRA), the
   sales charges. Performance of an index    -  The returns shown in management's            National Association of Real Estate
   of funds reflects fund expenses;             discussion of Fund performance are           Investment Trusts (NAREIT) and Euronext
   performance of a market index does           based on net asset values calculated         Indices BV.
   not.                                         for shareholder transactions. Generally
                                                accepted accounting principles require
OTHER INFORMATION                               adjustments to be made to the net
                                                assets of the Fund at period end for
-  The Chartered Financial                      financial reporting purposes, and as
   Analyst--REGISTERED TRADEMARK--              such, the net asset values for share
   (CFA--REGISTERED TRADEMARK--)                holder transactions and the returns
   designation is globally recognized and


6     AIM GLOBAL REAL ESTATE FUND

                                                     AIM GLOBAL REAL ESTATE FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT - OLDEST SHARE CLASSES WITH SALES CHARGES SINCE INCEPTION

Fund data from 4/29/05, index data from 4/30/05

                                                                              FTSE                                 Lipper Global
        AIM Global Real AIM Global Real AIM Global Real AIM Global Real   EPRA/NAREIT                  Lipper       Real Estate
          Estate Fund-    Estate Fund-    Estate Fund-   Estate Fund-   Developed Real  MSCI World  Real Estate   Funds Category
 Date    Class A Shares  Class B Shares  Class C Shares Class R Shares  Estate Index(2)  Index(1)  Funds Index(1)   Average(1)

4/29/05     $ 9450           $10000         $10000          $10000
   4/05       9450            10000          10000           10000          $10000        $10000        $10000        $10000
   5/05       9610            10159          10159           10169           10190         10178         10336         10269
   6/05       9857            10419          10419           10427           10584         10266         10817         10711
   7/05      10327            10906          10916           10925           11107         10624         11513         11396
   8/05      10280            10846          10846           10865           10997         10704         11115         11104
   9/05      10473            11047          11059           11071           11227         10982         11148         11195
  10/05      10228            10779          10790           10812           10891         10716         10889         10946
  11/05      10596            11167          11169           11201           11281         11073         11360         11343
  12/05      11118            11706          11718           11746           11749         11318         11439         11632
   1/06      11803            12417          12430           12469           12528         11824         12157         12388
   2/06      12031            12647          12660           12710           12811         11806         12340         12615
   3/06      12571            13202          13215           13273           13393         12066         12909         13284
   4/06      12552            13182          13185           13253           13329         12432         12572         13013
   5/06      12084            12681          12693           12749           12876         12007         12224         12543
   6/06      12548            13164          13175           13240           13343         12004         12753         13084
   7/06      12941            13567          13577           13655           13822         12079         13050         13473
   8/06      13401            14039          14050           14141           14344         12392         13497         13945
   9/06      13711            14348          14359           14449           14667         12540         13754         14216
  10/06      14450            15121          15133           15238           15499         13000         14539         15003
  11/06      15237            15926          15938           16058           16280         13319         15199         15696
  12/06      15670            16380          16381           16514           16726         13589         15038         15911
   1/07      16466            17200          17202           17353           17530         13750         16120         16802
   2/07      16595            17326          17338           17477           17656         13678         15801         16735
   3/07      16631            17347          17358           17516           17766         13929         15534         16713
   4/07      16661            17368          17379           17537           17901         14543         15600         16743
   5/07      16861            17566          17577           17747           18047         14951         15721         16958
   6/07      15527            16167          16168           16342           16727         14835         14451         15655
   7/07      14858            15471          15471           15637           15897         14507         13481         14744
   8/07      15467            16085          16085           16268           16361         14496         14039         15241
   9/07      16463            17113          17122           17317           17338         15185         14665         16069
  10/07      16999            17658          17669           17880           17786         15651         14966         16503
  11/07      15717            16315          16315           16521           16414         15011         13651         15181
  12/07      14804            15363          15364           15571           15562         14817         13007         14369
   1/08      14422            14944          14955           15157           14900         13685         12842         13950
   2/08      13843            14331          14344           14537           14629         13606         12424         13440
   3/08      14116            14621          14622           14838           14686         13475         12971         13684
   4/08      14884            15405          15406           15633           15604         14184         13723         14459
   5/08      14445            14939          14940           15161           15222         14400         13766         14145
   6/08      12686            13114          13115           13316           13429         13251         12675         12514
   7/08      12719            13136          13149           13350           13539         12928         12996         12559
   8/08      12399            12805          12807           13015           13258         12746         13153         12313
   9/08      11566            11932          11934           12133           12031         11230         12752         11472
  10/08       8802             9068           9069            9221            8678          9101          8922          8477
  11/08       7552             7780           7781            7922            7419          8512          6942          7204
  12/08       8153             8395           8396            8547            8136          8785          7912          7899
   1/09       7008             7204           7216            7346            7089          8015          6687          6819
   2/09       5928             6093           6105            6215            5920          7195          5408          5765
   3/09       6467             6636           6649            6776            6338          7737          5571          6198
   4/09       7571             7771           7773            7933            7648          8605          7200          7409
   5/09       8463             8688           8690            8867            8614          9385          7406          8235
   6/09       8379             8597           8599            8774            8614          9343          7172          8177
   7/09       9179             9248           9422            9616            9476         10134          7861          8981

====================================================================================================================================

(1)  Lipper Inc.

(2)  Invesco Aim, Bloomberg L.P.

==========================================   ==========================================

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS
As of 7/31/09, including maximum             As of 6/30/09, the most recent calendar
applicable sales charges                     quarter-end, including maximum applicable
                                             sales charges

CLASS A SHARES                               CLASS A SHARES
Inception (4/29/05)                  -1.99%  Inception (4/29/05)                  -4.16%
 1 Year                             -31.75    1 Year                             -37.58

CLASS B SHARES                               CLASS B SHARES
Inception (4/29/05)                  -1.82%  Inception (4/29/05)                  -3.96%
 1 Year                             -31.91    1 Year                             -37.69

CLASS C SHARES                               CLASS C SHARES
Inception (4/29/05)                  -1.39%  Inception (4/29/05)                  -3.56%
 1 Year                             -29.04    1 Year                             -35.09

CLASS R SHARES                               CLASS R SHARES
Inception (4/29/05)                  -0.92%  Inception (4/29/05)                  -3.09%
 1 Year                             -27.97    1 Year                             -34.11

CLASS Y SHARES                               CLASS Y SHARES
Inception                           -0.60%   Inception                            -2.77%
 1 Year                            -27.57     1 Year                             -33.73

==========================================   ==========================================

CLASS Y SHARES' INCEPTION DATE IS OCTOBER       THE TOTAL ANNUAL FUND OPERATING EXPENSE   WITHIN THE FIRST YEAR. CLASS Y SHARES DO
3, 2008; RETURNS SINCE THAT DATE ARE         RATIO SET FORTH IN THE MOST RECENT FUND      NOT HAVE A FRONT-END SALES CHARGE OR A
ACTUAL RETURNS. ALL OTHER RETURNS ARE        PROSPECTUS AS OF THE DATE OF THIS REPORT     CDSC; THEREFORE, PERFORMANCE IS AT NET
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      FOR CLASS A, CLASS B, CLASS C, CLASS R AND   ASSET VALUE.
PERFORMANCE AND RESTATED CLASS A SHARE       CLASS Y SHARES WAS 1.38%, 2.13%, 2.13%,
PERFORMANCE (FOR PERIODS PRIOR TO THE        1.63% AND 1.13%, RESPECTIVELY. THE EXPENSE      THE PERFORMANCE OF THE FUND'S SHARE
INCEPTION DATE OF CLASS Y SHARES) AT NET     RATIOS PRESENTED ABOVE MAY VARY FROM THE     CLASSES WILL DIFFER PRIMARILY DUE TO
ASSET VALUE. THE RESTATED CLASS A SHARE      EXPENSE RATIOS PRESENTED IN OTHER SECTIONS   DIFFERENT SALES CHARGE STRUCTURES AND
PERFORMANCE REFLECTS THE RULE 12B-1 FEES     OF THIS REPORT THAT ARE BASED ON EXPENSES    CLASS EXPENSES.
APPLICABLE TO CLASS A SHARES AS WELL AS      INCURRED DURING THE PERIOD COVERED BY THIS
ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS    REPORT.                                         A REDEMPTION FEE OF 2% WILL BE IMPOSED
RECEIVED BY CLASS A SHARES. CLASS A                                                       ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
SHARES' INCEPTION DATE IS APRIL 29, 2005.       CLASS A SHARE PERFORMANCE REFLECTS THE    THE FUND WITHIN 31 DAYS OF PURCHASE.
                                             MAXIMUM 5.50% SALES CHARGE, AND CLASS B      EXCEPTIONS TO THE REDEMPTION FEE ARE
   THE PERFORMANCE DATA QUOTED REPRESENT     AND CLASS C SHARE PERFORMANCE REFLECTS THE   LISTED IN THE FUND'S PROSPECTUS.
PAST PERFORMANCE AND CANNOT GUARANTEE        APPLICABLE CONTINGENT DEFERRED SALES
COMPARABLE FUTURE RESULTS; CURRENT           CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   CDSC ON CLASS B SHARES DECLINES FROM 5%
VISIT INVESCOAIM.COM FOR THE MOST RECENT     BEGINNING AT THE TIME OF PURCHASE TO 0% AT
MONTH-END PERFORMANCE. PERFORMANCE FIGURES   THE BEGINNING OF THE SEVENTH YEAR. THE
REFLECT REINVESTED DISTRIBUTIONS, CHANGES    CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
IN NET ASSET VALUE AND THE EFFECT OF THE     YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
MAXIMUM SALES CHARGE UNLESS OTHERWISE        HAVE A FRONT-END SALES CHARGE; RETURNS
STATED. INVESTMENT RETURN AND PRINCIPAL      SHOWN ARE AT NET ASSET VALUE AND DO NOT
VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE    REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
A GAIN OR LOSS WHEN YOU SELL SHARES.         ON A TOTAL REDEMPTION OF RETIREMENT PLAN
                                             ASSETS


7    AIM GLOBAL REAL ESTATE FUND

AIM GLOBAL REAL ESTATE FUND'S INVESTMENT OBJECTIVE IS HIGH TOTAL RETURN THROUGH GROWTH OF CAPITAL AND CURRENT INCOME.

-  Unless otherwise stated, information presented in this report is as of July 31, 2009, and is based on total net assets.

-  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          -  Lower rated securities may be more        -  The Fund may invest in obligations
                                                susceptible to real or perceived             issued by agencies and
-  Effective September 30, 2003, for            adverse economic and competitive             instrumentalities of the U.S.
   qualified plans only, those previously       industry conditions, and the secondary       government that may vary in the level
   established are eligible to purchase         markets in which lower rated securities      of support they receive from the U.S.
   Class B shares of any AIM fund. Please       are traded may be less liquid than           government. The U.S. government may
   see the prospectus for more                  higher grade securities. The loans in        choose not to provide financial support
   information.                                 which the Fund may invest are typically      to U.S.-government-sponsored agencies
                                                noninvestment-grade and involve a            or instrumentalities if it is not
-  Class R shares are available only to         greater risk of default on interest and      legally obligated to do so. In this
   certain retirement plans. Please see         principal payments and of price changes      case, if the issuer defaulted, the fund
   the prospectus for more information.         due to the changes in the credit             holding securities of such an issuer
                                                quality of the issuer.                       might not be able to recover its
-  Class Y shares are available to only                                                      investment from the U.S. government.
   certain investors. Please see the         -  Interest rate risk refers to the risk
   prospectus for more information.             that bond prices generally fall as         ABOUT INDEXES USED IN THIS REPORT
                                                interest rates rise and vice versa.
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                  -  The MSCI WORLD INDEX--SERVICE MARK-- is
                                             -  Since a large percentage of the Fund's       a free float-adjusted market
-  Because the Fund concentrates its            assets may be invested in securities of      capitalization index that is designed
   investments in REITs and other               a limited number of companies, each          to measure global developed market
   companies related to the real estate         investment has a greater effect on the       equity performance.
   industry, the value of your shares may       Fund's overall performance, and any
   rise and fall more than the value of         change in the value of those securities   -  The FTSE EPRA/NAREIT DEVELOPED REAL
   shares of a fund that invests in a           could significantly affect the value of      ESTATE INDEX is designed to track the
   broader range of companies.                  your investment in the Fund.                 performance of listed real estate
                                                                                             companies and REITs worldwide. It is
-  Credit risk is the risk of loss on an     -  There is no guarantee that the               compiled by the FTSE Group, National
   investment due to the deterioration of       investment techniques and risk analysis      Association of Real Estate Investment
   an issuer's financial health. Such a         used by the Fund's portfolio managers        Trusts, and European Public Real Estate
   deterioration of financial health may        will produce the desired results.            Association.
   result in a reduction of the credit
   rating of the issuer's securities and     -  The prices of securities held by the      -  The LIPPER GLOBAL REAL ESTATE FUNDS
   may lead to the issuer's inability to        Fund may decline in response to market       CATEGORY AVERAGE represents an average
   honor its contractual obligations,           risks.                                       of all funds in the Lipper Global Real
   including making timely payment of                                                        Estate Funds category. These funds
   interest and principal.                   -  Because the Fund concentrates its            invest at least 25% but less than 75%
                                                assets in the real estate industry, an       of their equity portfolios in shares of
-  The Fund could hold real estate              investment in the Fund will be closely       companies engaged in the real estate
   directly if a company defaults on debt       linked to the performance of the real        industry that are strictly outside of
   securities. In that event, an                estate markets.                              the U.S. or whose securities are
   investment in the Fund may have                                                           principally traded outside of the U.S.
   additional risks relating to direct       -  Because the fund focuses its invest-
   ownership of real estate.                    ments in real estate investment trusts    -  The LIPPER REAL ESTATE FUNDS INDEX is
                                                (REITs), real estate operating compa-        an equally weighted representation of
-  Prices of equity securities change in        nies and other companies related to the      the largest funds in the Lipper Real
   response to many factors, including the      real estate industry, the value of           Estate Funds category. These funds
   historical and prospective earnings of       shares may rise and fall more than the       invest their equity portfolio primarily
   the issuer, the value of its assets,         value of shares of a fund that invests       in shares of domestic companies engaged
   general economic conditions, interest        in a broader range of companies.             in the real estate industry.
   rates, investor perceptions and market
   liquidity.                                -  The Fund may use enhanced investment         continued on page 6
                                                techniques such as short sales. Short
-  Foreign securities have additional           sales carry the risk of buying a
   risks, including exchange rate changes,      security back at a higher price at
   political and economic upheaval,             which the Fund's exposure is unlimited.
   relative lack of information,
   relatively low market liquidity, and
   the potential lack of strict financial
   and accounting controls and standards.

=======================================================================================
                                                                                          ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       AGREX
                                                                                          Class B Shares                       BGREX
=======================================================================================   Class C Shares                       CGREX
                                                                                          Class R Shares                       RGREX
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE                                       Class Y Shares                       ARGYX
                                                                                          ==========================================


8     AIM GLOBAL REAL ESTATE FUND

SCHEDULE OF INVESTMENTS

July 31, 2009



                                                       SHARES          VALUE
-------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS, COMMON STOCKS & OTHER EQUITY
  INTERESTS-96.82%

AUSTRALIA-9.46%

CFS Retail Property Trust                             3,456,325    $  4,957,001
-------------------------------------------------------------------------------
Dexus Property Group                                  6,241,093       3,809,990
-------------------------------------------------------------------------------
GPT Group                                            10,095,818       4,474,635
-------------------------------------------------------------------------------
Mirvac Group                                          2,319,285       2,472,889
-------------------------------------------------------------------------------
Stockland                                             2,169,752       5,715,588
-------------------------------------------------------------------------------
Westfield Group                                       1,816,606      17,171,846
===============================================================================
                                                                     38,601,949
===============================================================================


AUSTRIA-0.24%

Conwert Immobilien Invest S.E.(a)                       107,749         965,955
===============================================================================


CANADA-2.67%

Canadian REIT                                           108,000       2,395,116
-------------------------------------------------------------------------------
Morguard REIT                                            83,600         770,624
-------------------------------------------------------------------------------
Primaris Retail REIT                                    129,300       1,550,771
-------------------------------------------------------------------------------
RioCan REIT                                             427,100       6,185,017
===============================================================================
                                                                     10,901,528
===============================================================================


CHINA-1.30%

Agile Property Holdings Ltd.                            578,000         820,571
-------------------------------------------------------------------------------
Shimao Property Holdings Ltd.                         1,514,000       3,014,203
-------------------------------------------------------------------------------
Sino-Ocean Land Holdings Ltd.                         1,390,000       1,476,588
===============================================================================
                                                                      5,311,362
===============================================================================


FINLAND-0.25%

Citycon Oyj                                             388,886       1,019,843
===============================================================================


FRANCE-5.19%

ICADE                                                    24,449       2,139,551
-------------------------------------------------------------------------------
Klepierre                                               117,158       3,349,624
-------------------------------------------------------------------------------
Unibail-Rodamco                                          89,819      15,694,659
===============================================================================
                                                                     21,183,834
===============================================================================


GERMANY-0.22%

Deutsche Euroshop AG                                     29,986         910,314
===============================================================================


HONG KONG-19.15%

China Overseas Land & Investment Ltd.                 3,659,330       8,981,284
-------------------------------------------------------------------------------
China Resources Land Ltd.                             2,603,900       6,320,770
-------------------------------------------------------------------------------
Hang Lung Properties Ltd.                             2,070,000       7,547,516
-------------------------------------------------------------------------------
Henderson Land Development Co. Ltd.                   1,145,000       7,527,739
-------------------------------------------------------------------------------
Hongkong Land Holdings Ltd.                           1,767,000       6,873,630
-------------------------------------------------------------------------------
Hysan Development Co. Ltd.                              487,587       1,333,781
-------------------------------------------------------------------------------
Kerry Properties Ltd.                                 1,046,900       5,337,737
-------------------------------------------------------------------------------
Link REIT (The)                                       1,552,000       3,514,973
-------------------------------------------------------------------------------
New World Development Co., Ltd.                         899,000       2,145,992
-------------------------------------------------------------------------------
Sino Land Co. Ltd.                                    1,262,000       2,540,922
-------------------------------------------------------------------------------
Sun Hung Kai Properties Ltd.                          1,731,000      26,031,995
===============================================================================
                                                                     78,156,339
===============================================================================


JAPAN-13.39%

AEON Mall Co., Ltd.                                      78,500       1,659,357
-------------------------------------------------------------------------------
Japan Real Estate Investment Corp.                          495       4,143,529
-------------------------------------------------------------------------------
Mitsubishi Estate Co. Ltd.                            1,044,000      17,333,632
-------------------------------------------------------------------------------
Mitsui Fudosan Co., Ltd.                                855,000      15,798,506
-------------------------------------------------------------------------------
Nippon Building Fund Inc.                                   687       6,171,855
-------------------------------------------------------------------------------
NTT Urban Development Corp.                               2,156       2,036,423
-------------------------------------------------------------------------------
Sumitomo Realty & Development Co., Ltd.                 311,000       6,382,433
-------------------------------------------------------------------------------
TOKYU REIT, Inc.                                            197       1,095,196
===============================================================================
                                                                     54,620,931
===============================================================================


NETHERLANDS-2.72%

Corio N.V.                                              105,442       5,842,962
-------------------------------------------------------------------------------
VastNed Retail N.V.                                      29,089       1,565,089
-------------------------------------------------------------------------------
Wereldhave N.V.                                          45,612       3,687,300
===============================================================================
                                                                     11,095,351
===============================================================================


SINGAPORE-3.71%

Ascendas REIT                                         2,637,341       3,115,529
-------------------------------------------------------------------------------
Capitaland Ltd.                                       3,555,500       9,438,014
-------------------------------------------------------------------------------
CapitaMall Trust                                      1,846,563       2,027,392
-------------------------------------------------------------------------------
Keppel Land Ltd.                                        309,000         571,159
===============================================================================
                                                                     15,152,094
===============================================================================


SWEDEN-0.45%

Hufvudstaden A.B.                                       275,939       1,813,122
===============================================================================


UNITED KINGDOM-5.97%

Big Yellow Group PLC(a)                                 139,768         797,831
-------------------------------------------------------------------------------
British Land Co. PLC                                    792,801       5,760,337
-------------------------------------------------------------------------------
Derwent London PLC                                      139,755       2,252,626
-------------------------------------------------------------------------------
Great Portland Estates PLC                              514,321       1,986,795
-------------------------------------------------------------------------------
Hammerson PLC                                           286,576       1,650,207
-------------------------------------------------------------------------------
Land Securities Group PLC                               694,115       6,191,091
-------------------------------------------------------------------------------
Segro PLC                                               702,552       3,238,782
-------------------------------------------------------------------------------
Shaftesbury PLC                                         449,996       2,484,132
===============================================================================
                                                                     24,361,801
===============================================================================


UNITED STATES-32.10%

Acadia Realty Trust                                     120,343       1,648,699
-------------------------------------------------------------------------------
Alexandria Real Estate Equities, Inc.                    71,400       2,721,054
-------------------------------------------------------------------------------
AMB Property Corp.                                       29,900         592,319
-------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM GLOBAL REAL ESTATE FUND

                                                       SHARES          VALUE
-------------------------------------------------------------------------------
UNITED STATES-(CONTINUED)

AvalonBay Communities, Inc.                              57,312    $  3,335,558
-------------------------------------------------------------------------------
Boston Properties, Inc.                                 122,906       6,501,728
-------------------------------------------------------------------------------
Camden Property Trust                                   140,222       4,137,951
-------------------------------------------------------------------------------
DCT Industrial Trust Inc.                               490,600       2,237,136
-------------------------------------------------------------------------------
Digital Realty Trust, Inc.                              133,195       5,401,057
-------------------------------------------------------------------------------
EastGroup Properties, Inc.                               38,800       1,347,136
-------------------------------------------------------------------------------
Equity Residential                                      256,769       6,162,456
-------------------------------------------------------------------------------
Essex Property Trust, Inc.                               56,717       3,687,172
-------------------------------------------------------------------------------
Federal Realty Investment Trust                          87,651       5,000,490
-------------------------------------------------------------------------------
HCP, Inc.                                               132,351       3,409,362
-------------------------------------------------------------------------------
Health Care REIT, Inc.                                  139,372       5,583,242
-------------------------------------------------------------------------------
Highwoods Properties, Inc.                              127,700       3,270,397
-------------------------------------------------------------------------------
Host Hotels & Resorts Inc.                              499,530       4,535,732
-------------------------------------------------------------------------------
Kilroy Realty Corp.                                      63,400       1,496,240
-------------------------------------------------------------------------------
Kimco Realty Corp.                                      110,700       1,089,288
-------------------------------------------------------------------------------
Liberty Property Trust                                  136,300       3,785,051
-------------------------------------------------------------------------------
Macerich Co. (The)                                      139,855       2,750,948
-------------------------------------------------------------------------------
Mack-Cali Realty Corp.                                  111,200       3,103,592
-------------------------------------------------------------------------------
Mid-America Apartment Communities, Inc.                  45,100       1,789,117
-------------------------------------------------------------------------------
Nationwide Health Properties, Inc.                      168,390       4,886,678
-------------------------------------------------------------------------------
OMEGA Healthcare Investors, Inc.                        115,290       1,926,496
-------------------------------------------------------------------------------
ProLogis                                                485,315       4,265,919
-------------------------------------------------------------------------------
Public Storage                                          109,558       7,950,624
-------------------------------------------------------------------------------
Regency Centers Corp.                                    62,535       2,006,123
-------------------------------------------------------------------------------
Senior Housing Properties Trust                         194,856       3,636,013
-------------------------------------------------------------------------------
Simon Property Group, Inc.                              245,129      13,658,588
-------------------------------------------------------------------------------
SL Green Realty Corp.                                   114,180       2,943,560
-------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.                29,059         686,083
-------------------------------------------------------------------------------
Tanger Factory Outlet Centers, Inc.                      73,100       2,597,974
-------------------------------------------------------------------------------
Ventas, Inc.                                            177,074       6,250,712
-------------------------------------------------------------------------------
Vornado Realty Trust                                    106,964       5,457,303
-------------------------------------------------------------------------------
Washington REIT                                          45,123       1,154,698
===============================================================================
                                                                    131,006,496
===============================================================================
     Total Real Estate Investment Trusts, Common
       Stocks & Other Equity Interests (Cost
       $408,496,919)                                                395,100,919
===============================================================================



MONEY MARKET FUNDS-4.68%

Liquid Assets Portfolio-Institutional Class(b)        9,549,646       9,549,646
-------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(b)              9,549,646       9,549,646
===============================================================================
     Total Money Market Funds (Cost $19,099,292)                     19,099,292
===============================================================================
TOTAL INVESTMENTS-101.50% (Cost $427,596,211)                       414,200,211
===============================================================================
OTHER ASSETS LESS LIABILITIES-(1.50)%                                (6,111,897)
===============================================================================
NET ASSETS-100.00%                                                 $408,088,314
_______________________________________________________________________________
===============================================================================



Investment Abbreviations:

REIT  - Real Estate Investment Trust


Notes to Schedule of Investments:

(a)   Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM GLOBAL REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2009




ASSETS:

Investments, at value (Cost $408,496,919)                           $ 395,100,919
---------------------------------------------------------------------------------
Investments in affiliated money market funds, at value and cost        19,099,292
=================================================================================
     Total investments, at value (Cost $427,596,211)                  414,200,211
=================================================================================
Foreign currencies, at value (Cost $1,576,781)                          1,615,526
---------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                        665,068
---------------------------------------------------------------------------------
  Fund shares sold                                                        978,715
---------------------------------------------------------------------------------
  Dividends                                                             1,172,605
---------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           6,670
---------------------------------------------------------------------------------
Other assets                                                               38,106
=================================================================================
     Total assets                                                     418,676,901
_________________________________________________________________________________
=================================================================================


LIABILITIES:

Payables for:
  Investments purchased                                                 8,858,568
---------------------------------------------------------------------------------
  Fund shares reacquired                                                1,317,915
---------------------------------------------------------------------------------
  Accrued fees to affiliates                                              240,560
---------------------------------------------------------------------------------
  Accrued other operating expenses                                        141,368
---------------------------------------------------------------------------------
Trustee deferred compensation and retirement plans                         30,176
=================================================================================
     Total liabilities                                                 10,588,587
=================================================================================
Net assets applicable to shares outstanding                         $ 408,088,314
_________________________________________________________________________________
=================================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $ 693,103,707
---------------------------------------------------------------------------------
Undistributed net investment income                                    (5,623,648)
---------------------------------------------------------------------------------
Undistributed net realized gain (loss)                               (266,007,828)
---------------------------------------------------------------------------------
Unrealized appreciation (depreciation)                                (13,383,917)
=================================================================================
                                                                    $ 408,088,314
_________________________________________________________________________________
=================================================================================



NET ASSETS:

Class A                                                             $ 208,752,046
_________________________________________________________________________________
=================================================================================
Class B                                                             $  14,869,642
_________________________________________________________________________________
=================================================================================
Class C                                                             $  36,020,151
_________________________________________________________________________________
=================================================================================
Class R                                                             $   7,544,789
_________________________________________________________________________________
=================================================================================
Class Y                                                             $  52,830,480
_________________________________________________________________________________
=================================================================================
Institutional Class                                                 $  88,071,206
_________________________________________________________________________________
=================================================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                                                25,390,873
_________________________________________________________________________________
=================================================================================
Class B                                                                 1,810,432
_________________________________________________________________________________
=================================================================================
Class C                                                                 4,384,552
_________________________________________________________________________________
=================================================================================
Class R                                                                   917,874
_________________________________________________________________________________
=================================================================================
Class Y                                                                 6,419,682
_________________________________________________________________________________
=================================================================================
Institutional Class                                                    10,724,137
_________________________________________________________________________________
=================================================================================
Class A:
  Net asset value per share                                         $        8.22
---------------------------------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $8.22 divided by 94.50%)                   $        8.70
_________________________________________________________________________________
=================================================================================
Class B:
  Net asset value and offering price per share                      $        8.21
_________________________________________________________________________________
=================================================================================
Class C:
  Net asset value and offering price per share                      $        8.22
_________________________________________________________________________________
=================================================================================
Class R:
  Net asset value and offering price per share                      $        8.22
_________________________________________________________________________________
=================================================================================
Class Y:
  Net asset value and offering price per share                      $        8.23
_________________________________________________________________________________
=================================================================================
Institutional Class:
  Net asset value and offering price per share                      $        8.21
_________________________________________________________________________________
=================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM GLOBAL REAL ESTATE FUND

STATEMENT OF OPERATIONS

For the year ended July 31, 2009




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $922,918)                           $  14,445,360
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $617,269)                                                                           684,992
================================================================================================
     Total investment income                                                          15,130,352
================================================================================================


EXPENSES:

Advisory fees                                                                          2,583,477
------------------------------------------------------------------------------------------------
Administrative services fees                                                             127,712
------------------------------------------------------------------------------------------------
Custodian fees                                                                           172,915
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                559,397
------------------------------------------------------------------------------------------------
  Class B                                                                                175,749
------------------------------------------------------------------------------------------------
  Class C                                                                                415,981
------------------------------------------------------------------------------------------------
  Class R                                                                                 27,804
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R and Y                                                1,167,967
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                       7,596
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 30,609
------------------------------------------------------------------------------------------------
Other                                                                                    408,268
================================================================================================
     Total expenses                                                                    5,677,475
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                 (16,699)
================================================================================================
     Net expenses                                                                      5,660,776
================================================================================================
Net investment income                                                                  9,469,576
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                                             (189,635,874)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                    (534,366)
================================================================================================
                                                                                    (190,170,240)
================================================================================================
Change in net unrealized appreciation of:
  Investment securities                                                               22,708,062
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                       5,387
================================================================================================
                                                                                      22,713,449
================================================================================================
Net realized and unrealized gain (loss)                                             (167,456,791)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(157,987,215)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM GLOBAL REAL ESTATE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2009 and 2008



                                                                                2009             2008
---------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                    $   9,469,576    $   9,470,250
---------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                  (190,170,240)     (66,384,620)
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                        22,713,449      (44,635,844)
=========================================================================================================
     Net increase (decrease) in net assets resulting from operations        (157,987,215)    (101,550,214)
=========================================================================================================


DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                                     (2,828,423)     (28,941,098)
---------------------------------------------------------------------------------------------------------
  Class B                                                                        (89,502)      (2,520,908)
---------------------------------------------------------------------------------------------------------
  Class C                                                                       (211,777)      (5,687,189)
---------------------------------------------------------------------------------------------------------
  Class R                                                                        (52,466)        (304,100)
---------------------------------------------------------------------------------------------------------
  Class Y                                                                       (162,576)              --
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                           (743,157)      (1,184,167)
=========================================================================================================
     Total distributions from net investment income                           (4,087,901)     (38,637,462)
=========================================================================================================


DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS:

  Class A                                                                       (299,495)     (15,222,107)
---------------------------------------------------------------------------------------------------------
  Class B                                                                        (23,910)      (1,508,484)
---------------------------------------------------------------------------------------------------------
  Class C                                                                        (56,178)      (3,406,526)
---------------------------------------------------------------------------------------------------------
  Class R                                                                         (6,832)        (164,424)
---------------------------------------------------------------------------------------------------------
  Class Y                                                                           (495)              --
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                            (47,347)        (403,990)
=========================================================================================================
     Total distributions from net realized gains                                (434,257)     (20,705,531)
=========================================================================================================


SHARE TRANSACTIONS-NET:

  Class A                                                                    (59,078,019)      23,008,111
---------------------------------------------------------------------------------------------------------
  Class B                                                                     (7,479,613)     (10,326,590)
---------------------------------------------------------------------------------------------------------
  Class C                                                                    (16,726,250)     (11,567,241)
---------------------------------------------------------------------------------------------------------
  Class R                                                                      2,129,794        4,970,319
---------------------------------------------------------------------------------------------------------
  Class Y                                                                     41,974,888               --
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                         39,394,943       63,541,574
=========================================================================================================
     Net increase in net assets resulting from share transactions                215,743       69,626,173
=========================================================================================================
     Net increase (decrease) in net assets                                  (162,293,630)     (91,267,034)
=========================================================================================================


NET ASSETS:

  Beginning of year                                                          570,381,944      661,648,978
=========================================================================================================
  End of year (includes undistributed net investment income of
     $(5,623,648) and $(23,847,415), respectively)                         $ 408,088,314    $ 570,381,944
_________________________________________________________________________________________________________
=========================================================================================================




NOTES TO FINANCIAL STATEMENTS

July 31, 2009

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Real Estate Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.


13        AIM GLOBAL REAL ESTATE FUND

  The Fund's investment objective is high total return through growth of capital and current income.

  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in

14        AIM GLOBAL REAL ESTATE FUND
      the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

        The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. OTHER RISKS -- The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

        The Fund concentrates its assets in the real estate industry, an investment in the fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

J. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

K. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the

15        AIM GLOBAL REAL ESTATE FUND
      collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

L. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

M. FOREIGN CURRENCY CONTRACTS -- The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
-------------------------------------------------------------------
First $250 million                                            0.75%
-------------------------------------------------------------------
Next $250 million                                             0.74%
-------------------------------------------------------------------
Next $500 million                                             0.73%
-------------------------------------------------------------------
Next $1.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.71%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.69%
-------------------------------------------------------------------
Over $10 billion                                              0.68%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Effective July 1, 2009, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75% of average daily net assets, respectively, through at least June 30, 2010. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.

  Further, the Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended July 31, 2009, the Advisor waived advisory fees of $6,246.


16        AIM GLOBAL REAL ESTATE FUND

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended July 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $1,142.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended July 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2009, IADI advised the Fund that IADI retained $21,632 in front-end sales commissions from the sale of Class A shares and $1,841, $61,807, $11,082 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--ADDITIONAL VALUATION INFORMATION

Generally Accepted Accounting Principles (GAAP) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs.
             Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.


17        AIM GLOBAL REAL ESTATE FUND

  The following is a summary of the tiered valuation input levels, as of the end of the reporting period, July 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                                                     LEVEL 1          LEVEL 2       LEVEL 3         TOTAL
----------------------------------------------------------------------------------------------------------------------------
Australia                                                         $ 21,430,103     $ 17,171,846       $--       $ 38,601,949
============================================================================================================================
Austria                                                                965,955               --        --            965,955
============================================================================================================================
Canada                                                              10,901,528               --        --         10,901,528
============================================================================================================================
China                                                                       --        5,311,362        --          5,311,362
============================================================================================================================
Finland                                                              1,019,843               --        --          1,019,843
============================================================================================================================
France                                                              21,183,834               --        --         21,183,834
============================================================================================================================
Germany                                                                910,314               --        --            910,314
============================================================================================================================
Hong Kong                                                           10,353,403       67,802,936        --         78,156,339
============================================================================================================================
Japan                                                               13,069,938       41,550,993        --         54,620,931
============================================================================================================================
Netherlands                                                         11,095,351               --        --         11,095,351
============================================================================================================================
Singapore                                                           15,152,094               --        --         15,152,094
============================================================================================================================
Sweden                                                                      --        1,813,122        --          1,813,122
============================================================================================================================
United Kingdom                                                      22,375,006        1,986,795        --         24,361,801
============================================================================================================================
United States                                                      150,105,788               --        --        150,105,788
============================================================================================================================
  Total Investments                                               $278,563,157     $135,637,054       $--        414,200,211
____________________________________________________________________________________________________________________________
============================================================================================================================



NOTE 4--EXPENSE OFFSET ARRANGEMENT(S)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $9,311.

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended July 31, 2009, the Fund paid legal fees of $4,129 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED JULY 31, 2009 AND 2008:

                                                                                2009            2008
-------------------------------------------------------------------------------------------------------
Ordinary income                                                              $4,094,228     $43,809,621
-------------------------------------------------------------------------------------------------------
Long-term capital gain                                                          427,930      15,533,372
=======================================================================================================
Total distributions                                                          $4,522,158     $59,342,993
_______________________________________________________________________________________________________
=======================================================================================================





18        AIM GLOBAL REAL ESTATE FUND

TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2009
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                          $ (55,108,317)
------------------------------------------------------------------------------------------------
Net unrealized appreciation -- other investments                                          12,083
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (31,468)
------------------------------------------------------------------------------------------------
Post-October deferrals                                                              (106,992,017)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                           (122,895,674)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        693,103,707
================================================================================================
Total net assets                                                                   $ 408,088,314
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of July 31, 2009 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
July 31, 2017                                                                      $122,895,674
_______________________________________________________________________________________________
===============================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended July 31, 2009 was $277,088,826 and $275,994,469, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $ 38,300,768
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (93,409,085)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(55,108,317)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $469,308,528.


NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and a reclass of return of capital distribution, on July 31, 2009, undistributed net investment income was increased by $12,842,092, undistributed net realized gain (loss) was increased by $345,429 and shares of beneficial interest decreased by $13,187,521. This reclassification had no effect on the net assets of the Fund.


19        AIM GLOBAL REAL ESTATE FUND

NOTE 10--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED JULY 31,
                                                           ---------------------------------------------------------------
                                                                      2009(a)                             2008
                                                           -----------------------------     -----------------------------
                                                              SHARES           AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                    9,573,707     $  75,027,647      15,062,539     $ 207,887,700
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      151,418         1,227,483         551,059         7,684,779
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      959,831         7,645,777       1,854,781        25,784,931
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                      544,463         3,975,666         485,047         6,507,205
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                 7,089,627        46,426,201              --                --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                        6,739,484        51,167,511       5,079,886        68,644,895
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      360,241         2,820,518       2,882,405        38,794,907
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       13,594           103,571         268,128         3,633,723
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       31,863           244,436         602,837         8,207,560
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                        7,914            59,219          34,007           460,101
--------------------------------------------------------------------------------------------------------------------------
  Class Y                                                       23,120           148,106              --                --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           98,043           749,803         114,487         1,510,235
==========================================================================================================================
Automatic conversion of Class B shares to Class A
  shares:
  Class A                                                      210,709         1,595,244         252,746         3,483,775
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (210,923)       (1,595,244)       (253,003)       (3,483,775)
==========================================================================================================================
Reacquired:(c)
  Class A(b)                                               (18,623,841)     (138,521,428)    (16,669,656)     (227,158,271)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (964,567)       (7,215,423)     (1,315,212)      (18,161,317)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                   (3,298,877)      (24,616,463)     (3,344,087)      (45,559,732)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                     (243,898)       (1,905,091)       (152,373)       (1,996,987)
--------------------------------------------------------------------------------------------------------------------------
  Class Y                                                     (693,065)       (4,599,419)             --                --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                       (1,544,318)      (12,522,371)       (523,017)       (6,613,556)
==========================================================================================================================
     Net increase in share activity                            224,525     $     215,743       4,930,574     $  69,626,173
__________________________________________________________________________________________________________________________
==========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 23% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
       In addition, 9% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco Aim.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the
     Fund:

     CLASS                                                                        SHARES        AMOUNT
     --------------------------------------------------------------------------------------------------
     Class Y                                                                      43,776      $ 419,372
     --------------------------------------------------------------------------------------------------
     Class A                                                                     (43,776)      (419,372)
     __________________________________________________________________________________________________
     ==================================================================================================



(c) Net of redemption fees of $13,115 and $9,872 allocated among the classes based on relative net assets of each class for the years ended July 31, 2009 and 2008, respectively.


20        AIM GLOBAL REAL ESTATE FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET              ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,       NET         (BOTH      TOTAL FROM   FROM NET      FROM NET                     NET ASSET
                           BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL       VALUE, END
                           OF PERIOD    INCOME     UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS  OF PERIOD(a)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 07/31/09          $11.54      $0.22(d)     $(3.44)      $(3.22)     $(0.09)       $(0.01)        $(0.10)       $ 8.22
Year ended 07/31/08           14.88       0.23(d)      (2.19)       (1.96)      (0.90)        (0.48)         (1.38)        11.54
Year ended 07/31/07           13.50       0.18(d)       1.83         2.01       (0.47)        (0.16)         (0.63)        14.88
Year ended 07/31/06           10.99       0.18          2.57         2.75       (0.23)        (0.01)         (0.24)        13.50
Year ended 07/31/05(f)        10.08       0.03          0.90         0.93       (0.02)           --          (0.02)        10.99
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 07/31/09           11.53       0.16(d)      (3.43)       (3.27)      (0.04)        (0.01)         (0.05)         8.21
Year ended 07/31/08           14.86       0.13(d)      (2.19)       (2.06)      (0.79)        (0.48)         (1.27)        11.53
Year ended 07/31/07           13.49       0.06(d)       1.83         1.89       (0.36)        (0.16)         (0.52)        14.86
Year ended 07/31/06           10.98       0.09          2.57         2.66       (0.14)        (0.01)         (0.15)        13.49
Year ended 07/31/05(f)        10.08       0.01          0.90         0.91       (0.01)           --          (0.01)        10.98
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 07/31/09           11.54       0.16(d)      (3.43)       (3.27)      (0.04)        (0.01)         (0.05)         8.22
Year ended 07/31/08           14.86       0.13(d)      (2.18)       (2.05)      (0.79)        (0.48)         (1.27)        11.54
Year ended 07/31/07           13.50       0.06(d)       1.82         1.88       (0.36)        (0.16)         (0.52)        14.86
Year ended 07/31/06           10.98       0.09          2.58         2.67       (0.14)        (0.01)         (0.15)        13.50
Year ended 07/31/05(f)        10.08       0.01          0.90         0.91       (0.01)           --          (0.01)        10.98
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 07/31/09           11.54       0.19(d)      (3.43)       (3.24)      (0.07)        (0.01)         (0.08)         8.22
Year ended 07/31/08           14.87       0.19(d)      (2.17)       (1.98)      (0.87)        (0.48)         (1.35)        11.54
Year ended 07/31/07           13.50       0.14(d)       1.82         1.96       (0.43)        (0.16)         (0.59)        14.87
Year ended 07/31/06           10.99       0.15          2.57         2.72       (0.20)        (0.01)         (0.21)        13.50
Year ended 07/31/05(f)        10.08       0.03          0.90         0.93       (0.02)           --          (0.02)        10.99
-----------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 07/31/09(f)         9.58       0.17(d)      (1.44)       (1.27)      (0.07)        (0.01)         (0.08)         8.23
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 07/31/09           11.53       0.26(d)      (3.43)       (3.17)      (0.14)        (0.01)         (0.15)         8.21
Year ended 07/31/08           14.86       0.28(d)      (2.16)       (1.88)      (0.97)        (0.48)         (1.45)        11.53
Year ended 07/31/07           13.49       0.25(d)       1.81         2.06       (0.53)        (0.16)         (0.69)        14.86
Year ended 07/31/06           10.99       0.23          2.54         2.77       (0.26)        (0.01)         (0.27)        13.49
Year ended 07/31/05(f)        10.08       0.04          0.90         0.94       (0.03)           --          (0.03)        10.99
___________________________________________________________________________________________________________________________________
===================================================================================================================================

                                                          RATIO OF          RATIO OF
                                                          EXPENSES          EXPENSES
                                                         TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                                                         NET ASSETS      ASSETS WITHOUT   INVESTMENT
                                        NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS       INCOME
                             TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                           RETURN(b)  (000S OMITTED)      ABSORBED          ABSORBED      NET ASSETS   TURNOVER(c)
------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 07/31/09          (27.79)%    $208,752           1.59%(e)          1.59%(e)       2.79%(e)       78%
Year ended 07/31/08          (14.46)      390,981           1.38              1.38           1.66           59
Year ended 07/31/07           14.88       481,099           1.36              1.36           1.12           46
Year ended 07/31/06           25.31       162,427           1.41              1.57           1.39           31
Year ended 07/31/05(f)         9.27        23,285           1.45(g)           4.22(g)        1.36(g)         3
------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 07/31/09          (28.35)       14,870           2.34(e)           2.34(e)        2.04(e)        78
Year ended 07/31/08          (15.09)       32,535           2.13              2.13           0.91           59
Year ended 07/31/07           14.02        53,038           2.11              2.11           0.37           46
Year ended 07/31/06           24.41        20,860           2.16              2.32           0.64           31
Year ended 07/31/05(f)         9.06         5,603           2.15(g)           4.92(g)        0.66(g)         3
------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 07/31/09          (28.33)       36,020           2.34(e)           2.34(e)        2.04(e)        78
Year ended 07/31/08          (15.02)       77,201           2.13              2.13           0.91           59
Year ended 07/31/07           13.93       112,613           2.11              2.11           0.37           46
Year ended 07/31/06           24.50        35,932           2.16              2.32           0.64           31
Year ended 07/31/05(f)         9.06         5,274           2.15(g)           4.92(g)        0.66(g)         3
------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 07/31/09          (27.97)        7,545           1.84(e)           1.84(e)        2.54(e)        78
Year ended 07/31/08          (14.63)        7,032           1.63              1.63           1.41           59
Year ended 07/31/07           14.52         3,610           1.61              1.61           0.87           46
Year ended 07/31/06           25.00         1,104           1.66              1.82           1.14           31
Year ended 07/31/05(f)         9.24           689           1.65(g)           4.42(g)        1.16(g)         3
------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 07/31/09(f)       (13.03)       52,830           1.40(e)(g)        1.40(e)(g)     2.98(e)(g)     78
------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 07/31/09          (27.36)       88,071           0.98(e)           0.98(e)        3.40(e)        78
Year ended 07/31/08          (13.99)       62,633           0.91              0.91           2.13           59
Year ended 07/31/07           15.29        11,289           0.91              0.91           1.57           46
Year ended 07/31/06           25.57         9,422           1.09              1.10           1.71           31
Year ended 07/31/05(f)         9.33           656           1.15(g)           3.73(g)        1.66(g)         3
__________________________________________________________________________________________________________________
==================================================================================================================



(a) Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)  Calculated using average shares outstanding.
(e) Ratios are based on average daily net assets (000's omitted) of $223,759, $17,575, $41,598, $5,561, $19,405 and $41,352 for Class A, Class B, Class
     C, Class R, Class Y and Institutional Class shares, respectively.
(f) Commencement date of April 29, 2005 for Class A, Class B, Class C, Class R and Institutional Class shares. Commencement date of October 3, 2008 for Class Y shares.
(g)  Annualized.


21        AIM GLOBAL REAL ESTATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Investment Securities Funds and Shareholders of AIM Global Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Real Estate Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

September 18, 2009
Houston, Texas



22        AIM GLOBAL REAL ESTATE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2009 through July 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (02/01/09)   (07/31/09)(1)   PERIOD(2)     (07/31/09)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00      $1,310.70       $ 9.85      $1,016.27       $ 8.60       1.72%
---------------------------------------------------------------------------------------------------
        B            1,000.00       1,306.40        14.12       1,012.55        12.33       2.47
---------------------------------------------------------------------------------------------------
        C            1,000.00       1,305.90        14.12       1,012.55        12.33       2.47
---------------------------------------------------------------------------------------------------
        R            1,000.00       1,309.10        11.28       1,015.03         9.84       1.97
---------------------------------------------------------------------------------------------------
        Y            1,000.00       1,313.90         8.43       1,017.50         7.35       1.47
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2009 through July 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.


23        AIM GLOBAL REAL ESTATE FUND

Supplement to Annual Report dated 7/31/09

AIM GLOBAL REAL ESTATE FUND

INSTITUTIONAL CLASS SHARES                   ==========================================      Please note that past performance is
                                                                                          not indicative of future results. More
The following information has been           AVERAGE ANNUAL TOTAL RETURNS                 recent returns may be more or less than
prepared to provide Institutional Class      For periods ended 7/31/09                    those shown. All returns assume
shareholders with a performance overview                                                  reinvestment of distributions at NAV.
specific to their holdings. Institutional    Inception (4/29/05)                  -0.26%  Investment return and principal value will
Class shares are offered exclusively to       1 Year                             -27.36   fluctuate so your shares, when redeemed,
institutional investors, including defined                                                may be worth more or less than their
contribution plans that meet certain         ==========================================   original cost. See full report for
criteria.                                                                                 information on comparative benchmarks.
                                             ==========================================   Please consult your Fund prospectus for
                                                                                          more information. For the most current
                                             AVERAGE ANNUAL TOTAL RETURNS                 month-end performance, please call
                                             For periods ended 6/30/09, the most recent   800 451 4246 or visit invescoaim.com.
                                             calendar quarter-end

                                             Inception (4/29/05)                  -2.44%
                                              1 Year                             -33.50

                                             ==========================================

                                             Institutional Class shares have no sales
                                             charge; therefore, performance is at net
                                             asset value (NAV). Performance of
                                             Institutional Class shares will differ
                                             from performance of other share classes
                                             primarily due to differing sales charges
                                             and class expenses.

                                                The total annual Fund operating expense
                                             ratio set forth in the most recent Fund
                                             prospectus as of the date of this
                                             supplement for Institutional Class shares
                                             was 0.91%. The expense ratio presented
                                             above may vary from the expense ratios
                                             presented in other sections of the actual
                                             report that are based on expenses incurred
                                             during the period covered by the report.

                                                A redemption fee of 2% will be imposed
                                             on certain redemptions or exchanges out of
                                             the Fund within 31 days of purchase.
                                             Exceptions to the redemption fee are
                                             listed in the Fund's prospectus.

==========================================
NASDAQ SYMBOL                        IGREX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY -- NOT FOR USE WITH THE PUBLIC

THIS MATERIAL IS FOR INSTITUTIONAL INVESTOR USE ONLY AND MAY NOT BE QUOTED, REPRODUCED,
SHOWN TO THE PUBLIC OR USED IN WRITTEN FORM AS SALES LITERATURE FOR PUBLIC USE.

                                                                                                                  [INVESCO AIM LOGO]
                                                                                                                   --SERVICE MARK--

invescoaim.com   GRE-INS-1   Invesco Aim Distributors, Inc.

Supplement to Annual Report dated 7/31/09

AIM GLOBAL REAL ESTATE FUND

The Fund has elected to use the Lipper          The data shown in the chart above         tional share class. The performance data
Global Real Estate Category Average as its   includes reinvested distributions, Fund      shown in the chart in the annual report is
peer group benchmark instead of the Lipper   expenses and management fees. Index          that of the Fund's Class A, Class B, Class
Real Estate Funds Index because new          results include reinvested dividends.        C and Class R shares. The performance of
categories were created which represent      Performance of an index of funds reflects    the Fund's other share classes will differ
portfolios with similar investment styles.   fund expenses and management fees;           primarily due to different sales charge
Because this is the first "Results of a      performance of a market index does not.      structures and class expenses, and may be
$10,000 Investment" chart since we have      Performance shown in the chart and           greater than or less than the performance
adopted the new index, SEC guidelines        table(s) does not reflect deduction of       of the Fund's Institutional Class shares
require that we compare the Fund's           taxes a shareholder would pay on Fund        shown in the chart above.
performance to both the old and the new      distributions or sale of Fund shares.
index.
                                                The performance data shown in the chart
   Past performance cannot guarantee         above is that of the Fund's institu-
comparable future results.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY -- NOT FOR USE WITH THE PUBLIC

THIS MATERIAL IS FOR INSTITUTIONAL INVESTOR USE ONLY AND MAY NOT BE QUOTED, REPRODUCED,
SHOWN TO THE PUBLIC OR USED IN WRITTEN FORM AS SALES LITERATURE FOR PUBLIC USE.

                                                                                                                  [INVESCO AIM LOGO]
                                                                                                                   --SERVICE MARK--

invescoaim.com   GRE-INS-1   Invesco Aim Distributors, Inc.

                                      AIM GLOBAL REAL ESTATE FUND - INSTITUTIONAL CLASS SHARES

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- INSTITUTIONAL CLASS SHARES SINCE INCEPTION

Fund data from 4/29/05, index data from 4/30/05

            AIM Global Real           FTSE                                                         Lipper
              Estate Fund-        EPRA/NAREIT                                                Global Real Estate
          Institutional Class    Developed Real                         Lipper Real Estate     Funds Category
  Date           Shares         Estate Index(2)   MSCI World Index(1)     Funds Index(1)         Average(1)

4/29/05          $10000
   4/05           10000              $10000              $10000               $10000               $10000
   5/05           10169               10190               10178                10336                10269
   6/05           10436               10584               10266                10817                10711
   7/05           10934               11107               10624                11513                11396
   8/05           10885               10997               10704                11115                11104
   9/05           11095               11227               10982                11148                11195
  10/05           10836               10891               10716                10889                10946
  11/05           11235               11281               11073                11360                11343
  12/05           11786               11749               11318                11439                11632
   1/06           12521               12528               11824                12157                12388
   2/06           12763               12811               11806                12340                12615
   3/06           13335               13393               12066                12909                13284
   4/06           13304               13329               12432                12572                13013
   5/06           12818               12876               12007                12224                12543
   6/06           13313               13343               12004                12753                13084
   7/06           13731               13822               12079                13050                13473
   8/06           14230               14344               12392                13497                13945
   9/06           14551               14667               12540                13754                14216
  10/06           15358               15499               13000                14539                15003
  11/06           16184               16280               13319                15199                15696
  12/06           16661               16726               13589                15038                15911
   1/07           17508               17530               13750                16120                16802
   2/07           17656               17656               13678                15801                16735
   3/07           17693               17766               13929                15534                16713
   4/07           17725               17901               14543                15600                16743
   5/07           17949               18047               14951                15721                16958
   6/07           16534               16727               14835                14451                15655
   7/07           15832               15897               14507                13481                14744
   8/07           16482               16361               14496                14039                15241
   9/07           17555               17338               15185                14665                16069
  10/07           18136               17786               15651                14966                16503
  11/07           16767               16414               15011                13651                15181
  12/07           15813               15562               14817                13007                14369
   1/08           15392               14900               13685                12842                13950
   2/08           14786               14629               13606                12424                13440
   3/08           15095               14686               13475                12971                13684
   4/08           15904               15604               14184                13723                14459
   5/08           15446               15222               14400                13766                14145
   6/08           13569               13429               13251                12675                12514
   7/08           13617               13539               12928                12996                12559
   8/08           13286               13258               12746                13153                12313
   9/08           12386               12031               11230                12752                11472
  10/08            9432                8678                9101                 8922                 8477
  11/08            8103                7419                8512                 6942                 7204
  12/08            8748                8136                8785                 7912                 7899
   1/09            7517                7089                8015                 6687                 6819
   2/09            6370                5920                7195                 5408                 5765
   3/09            6948                6338                7737                 5571                 6198
   4/09            8136                7648                8605                 7200                 7409
   5/09            9108                8614                9385                 7406                 8235
   6/09            9025                8614                9343                 7172                 8177
   7/09            9889                9476               10134                 7861                 8981

====================================================================================================================================

(1) Lipper Inc.

(2) Invesco Aim, Bloomberg L.P.

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2009 through July 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (02/01/09)   (07/31/09)(1)   PERIOD(2)     (07/31/09)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00      $1,315.80       $5.91       $1,019.69       $5.16        1.03%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2009 through July 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.


AIM GLOBAL REAL ESTATE FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees (the Board) of AIM     mance, investment objective(s), policies,    provided at their meetings throughout the
Investment Securities Funds is required      strategies and limitations of these funds.   year as part of their ongoing oversight of
under the Investment Company Act of 1940                                                  the Fund, and did not identify any
to approve annually the renewal of the AIM      In addition to their meetings throughout  particular factor that was controlling.
Global Real Estate Fund (the Fund)           the year, the Sub-Committees meet at         Each Trustee may have evaluated the
investment advisory agreement with Invesco   designated contract renewal meetings each    information provided differently from
Aim Advisors, Inc. (Invesco Aim) and the     year to conduct an in-depth review of the    another Trustee and attributed different
Master Intergroup Sub-Advisory Contract      performance, fees, expenses and other        weight to the various factors. The
for Mutual Funds (the sub-advisory           matters related to their assigned funds.     Trustees recognized that the advisory
contracts) with Invesco Asset Management     During the contract renewal process, the     arrangements and resulting advisory fees
Deutschland GmbH, Invesco Asset Management   Trustees receive comparative performance     for the Fund and the other AIM Funds are
Limited, Invesco Asset Management (Japan)    and fee data regarding the AIM Funds         the result of years of review and
Limited, Invesco Australia Limited,          prepared by an independent company,          negotiation between the Trustees and
Invesco Global Asset Management (N.A.),      Lipper, Inc. (Lipper), under the direction   Invesco Aim, that the Trustees may focus
Inc., Invesco Hong Kong Limited, Invesco     and supervision of the Senior Officer who    to a greater extent on certain aspects of
Institutional (N.A.), Inc., Invesco Senior   also prepares a separate analysis of this    these arrangements in some years than in
Secured Management, Inc. and Invesco         information for the Trustees. Each           others, and that the Trustees'
Trimark Ltd. (collectively, the Affiliated   Sub-Committee then makes recommendations     deliberations and conclusions in a
Sub-Advisers). During contract renewal       to the Investments Committee regarding the   particular year may be based in part on
meetings held on June 16-17, 2009, the       fees and expenses of their assigned funds.   their deliberations and conclusions
Board as a whole, and the disinterested or   The Investments Committee considers each     regarding these same arrangements
"independent" Trustees voting separately,    Sub-Committee's recommendations and makes    throughout the year and in prior years.
approved the continuance of the Fund's       its own recommendations regarding the fees
investment advisory agreement and the        and expenses of the AIM Funds to the full       The discussion below serves as a
sub-advisory contracts for another year,     Board. The Investments Committee also        summary of the Senior Officer's
effective July 1, 2009. In doing so, the     considers each Sub-Committee's               independent written evaluation with
Board determined that the Fund's             recommendations in making its annual         respect to the Fund's investment advisory
investment advisory agreement and the        recommendation to the Board whether to       agreement as well as a discussion of the
sub-advisory contracts are in the best       approve the continuance of each AIM Fund's   material factors and related conclusions
interests of the Fund and its shareholders   investment advisory agreement and            that formed the basis for the Board's
and that the compensation to Invesco Aim     sub-advisory contracts for another year.     approval of the Fund's investment advisory
and the Affiliated Sub-Advisers under the                                                 agreement and sub-advisory contracts.
Fund's investment advisory agreement and        The independent Trustees met separately   Unless otherwise stated, information set
sub-advisory contracts is fair and           during their evaluation of the Fund's        forth below is as of June 17, 2009, and
reasonable.                                  investment advisory agreement and            does not reflect any changes that may have
                                             sub-advisory contracts with independent      occurred since that date, including but
THE BOARD'S FUND EVALUATION PROCESS          legal counsel. The independent Trustees      not limited to changes to the Fund's
The Board's Investments Committee has        were also assisted in their annual           performance, advisory fees, expense
established three Sub-Committees that are    evaluation of the Fund's investment          limitations and/or fee waivers.
responsible for overseeing the management    advisory agreement by the Senior Officer.
of a number of the series portfolios of      One responsibility of the Senior Officer     FACTORS AND CONCLUSIONS AND SUMMARY OF
the AIM Funds. This Sub-Committee            is to manage the process by which the AIM    INDEPENDENT WRITTEN FEE EVALUATION
structure permits the Trustees to focus on   Funds' proposed management fees are
the performance of the AIM Funds that have   negotiated during the annual contract         A. Nature, Extent and Quality of
been assigned to them. The Sub-Committees    renewal process to ensure that they are          Services Provided by Invesco Aim
meet throughout the year to review the       negotiated in a manner that is at arms'
performance of their assigned funds, and     length and reasonable. Accordingly, the      The Board reviewed the advisory services
the Sub-Committees review monthly and        Senior Officer must either supervise a       provided to the Fund by Invesco Aim under
quarterly comparative performance            competitive bidding process or prepare an    the Fund's investment advisory agreement,
information and periodic asset flow data     independent written evaluation. The Senior   the performance of Invesco Aim in
for their assigned funds. These materials    Officer recommended that an independent      providing these services, and the
are prepared under the direction and         written evaluation be provided and, at the   credentials and experience of the officers
supervision of the independent Senior        direction of the Board, prepared an          and employees of Invesco Aim who provide
Officer, an officer of the AIM Funds who     independent written evaluation.              these services. The Board's review of the
reports directly to the independent                                                       qualifications of Invesco Aim to provide
Trustees. Over the course of each year          During the annual contract renewal        these services included the Board's
the Sub-Committees meet with portfolio       process, the Board considered the factors    consideration of Invesco Aim's portfolio
managers for their assigned funds and        discussed below in evaluating the fairness   and product review process, various back
other members of management and review       and reasonableness of the Fund's             office support functions provided by
with these individuals the perfor-           investment advisory agreement and            Invesco Aim and its affiliates, and
                                             sub-advisory contracts. The Board            Invesco Aim's equity and fixed income
                                             considered all of the information provided   trading operations. The Board concluded
                                             to them, including information               that the nature, extent and quality of the
                                                                                          advisory services provided to the Fund by
                                                                                          Invesco Aim are

                                                                                                                           continued


24      AIM GLOBAL REAL ESTATE FUND

appropriate and that Invesco Aim currently   Management"). The Board concluded that the   rates, which includes using audited
is providing satisfactory advisory           sub-advisory contracts benefit the Fund      financial data from the most recent annual
services in accordance with the terms of     and its shareholders by permitting Invesco   report of each fund in the expense group
the Fund's investment advisory agreement.    Aim to utilize the additional resources      that was publicly available as of the end
In addition, based on their ongoing          and talent of the Affiliated Sub-Advisers    of the past calendar year. The Board noted
meetings throughout the year with the        in managing the Fund.                        that some comparative data was at least
Fund's portfolio manager or managers, the                                                 one year old and that other data did not
Board concluded that these individuals are    C. Fund Performance                         reflect the market downturn that occurred
competent and able to continue to carry                                                   in the fourth quarter of 2008.
out their responsibilities under the         The Board considered Fund performance
Fund's investment advisory agreement.        as a relevant factor in considering             The Board also compared the Fund's
                                             whether to approve the investment advisory   effective fee rate (the advisory fee after
   In determining whether to continue the    agreement as well as the sub-advisory        any advisory fee waivers and before any
Fund's investment advisory agreement, the    contracts for the Fund, as Invesco           expense limitations/waivers) to the
Board considered the prior relationship      Institutional and Invesco Asset Management   advisory fee rates of other domestic
between Invesco Aim and the Fund, as well    currently manage assets of the Fund.         clients of Invesco Aim and its affiliates
as the Board's knowledge of Invesco Aim's                                                 with investment strategies comparable to
operations, and concluded that it is            The Board noted that the Fund began       those of the Fund, including one mutual
beneficial to maintain the current           operations in April 2005 and that only       fund advised by Invesco Aim. The Board
relationship, in part, because of such       three calendar years of comparative          noted that the Fund's rate was the same as
knowledge. The Board also considered the     performance data was available. The Board    the effective fee rate of the other mutual
steps that Invesco Aim and its affiliates    compared the Fund's performance during the   fund. The Board also compared the
continue to take to improve the guality      last three calendar years to the             sub-advisory fee rate of the Fund to the
and efficiency of the services they          performance of all funds in the Lipper       sub-advisory fee rate of three foreign
provide to the AIM Funds in the areas of     performance universe that are not managed    funds sub-advised by Invesco
investment performance, product line         by Invesco Aim or an Affiliated              Institutional. The sub-advisory fee rate
diversification, distribution, fund          Sub-Adviser and against the Lipper Global    of the Fund was above the sub-advisory fee
operations, shareholder services and         Real Estate Funds Index. The Board noted     rate of one of the foreign funds and below
compliance. The Board concluded that the     that the Fund's performance was in the       the sub-advisory fee rate of the other two
quality and efficiency of the services       second quintile of its performance           foreign funds.
Invesco Aim and its affiliates provide to    universe for the one and three year
the AIM Funds in each of these areas         periods (the first quintile being the best      Additionally, the Board compared the
support the Board's approval of the          performing funds and the fifth quintile      Fund's effective fee rate to the effective
continuance of the Fund's investment         being the worst performing funds). The       fee rates paid by numerous separately
advisory agreement.                          Board noted that the Fund's performance      managed accounts/wrap accounts advised by
                                             was above the performance of the Index for   Invesco Institutional. The Board noted
 B. Nature, Extent and Quality of Services   the one year period. Although the            that the Fund's rate was above the rates
    Provided by Affiliated Sub-Advisers      independent written evaluation of the        for all but four of the separately managed
                                             Fund's Senior Officer only considered Fund   accounts/wrap accounts. The Board
The Board reviewed the services provided     performance through the most recent          considered that management of the
by the Affiliated Sub-Advisers under the     calendar year, the Board also reviewed       separately managed accounts/wrap accounts
sub-advisory contracts and the credentials   more recent Fund performance and this        by Invesco Institutional involves
and experience of the officers and           review did not change their conclusions.     different levels of services and different
employees of the Affiliated Sub-Advisers     The Board noted that, in response to the     operational and regulatory requirements
who provide these services. The Board        Board's focus on fund performance, Invesco   than Invesco Aim's and Invesco
concluded that the nature, extent and        Aim has taken a number of actions intended   Institutional's management of the Fund.
quality of the services provided by the      to improve the investment process for the    The Board concluded that these differences
Affiliated Sub-Advisers are appropriate.     funds.                                       are appropriately reflected in the fee
The Board noted that the Affiliated                                                       structure for the Fund.
Sub-Advisers, which have offices and          D. Advisory and Sub-Advisory Fees and
personnel that are geographically                Fee Waivers                                 The Board noted that Invesco Aim has
dispersed in financial centers around the                                                 agreed to reduce the per account transfer
world, can provide research and other        The Board compared the Fund's contractual    agent fee for all the retail funds,
information and make recommendations on      advisory fee rate to the contractual         including the Fund, effective July 1,
the markets and economies of various         advisory fee rates of funds in the Fund's    2009. The Board also noted that Invesco
countries and securities of companies        Lipper expense group that are not managed    Aim has contractually agreed to waive fees
located in such countries or on various      by Invesco Aim or an Affiliated              and/or limit expenses of the Fund through
types of investments and investment          Sub-Adviser, at a common asset level. The    at least June 30, 2010 in an amount
techniques. The Board noted that             Board noted that the Fund's contractual      necessary to limit total annual operating
investment decisions for the Fund are made   advisory fee rate was below the median       expenses to a specified percentage of
by Invesco Institutional (N.A.), Inc.        contractual advisory fee rate of funds in    average daily net assets for each class of
(Invesco Institutional) and Invesco Asset    its expense group. The Board also reviewed   the Fund. The Board noted that at the
Management Limited ('Invesco Assets          the methodology used by Lipper in            current expense ratio for the Fund, this
                                             determining contractual fee                  expense waiver does not have any impact.

                                                                                                                           continued


25     ALM GLOBAL REAL ESTATE FUND

   The Board also considered the services    Affiliated Sub-Advisers, and of Invesco      "soft dollar" arrangements. The Board
provided by the Affiliated Sub-Advisers      Aim, as well as the profitability of         noted that soft dollar arrangements shift
pursuant to the sub-advisory contracts and   Invesco Aim in connection with managing      the payment obligation for research and
the services provided by Invesco Aim         the Fund. The Board noted that Invesco Aim   execution services from Invesco Aim and
pursuant to the Fund's advisory agreement,   continues to operate at a net profit,        the Affiliated Sub-Advisers to the funds
as well as the allocation of fees between    although the reduction of assets under       and therefore may reduce Invesco Aim's and
Invesco Aim and the Affiliated               management as a result of market movements   the Affiliated Sub-Advisers' expenses. The
Sub-Advisers pursuant to the sub-advisory    and the increase in voluntary fee waivers    Board concluded that Invesco Aim's and the
contracts. The Board noted that the          for affiliated money market funds have       Affiliated Sub-Advisers' soft dollar
sub-advisory fees have no direct effect on   reduced the profitability of Invesco Aim     arrangements are appropriate. The Board
the Fund or its shareholders, as they are    and its affiliates. The Board concluded      also concluded that, based on their review
paid by Invesco Aim to the Affiliated        that the Fund's fees are fair and            and representations made by the Chief
Sub-Advisers, and that Invesco Aim and the   reasonable, and that the level of profits    Compliance Officer of Invesco Aim, these
Affiliated Sub-Advisers are affiliates.      realized by Invesco Aim and its affiliates   arrangements are consistent with
                                             from providing services to the Fund is not   regulatory requirements.
   After taking account of the Fund's        excessive in light of the nature, quality
contractual advisory fee rate, the           and extent of the services provided. The        The Board considered the fact that the
contractual sub-advisory fee rate, the       Board considered whether Invesco Aim is      Fund's uninvested cash and cash collateral
comparative advisory fee information         financially sound and has the resources      from any securities lending arrangements
discussed above and other relevant           necessary to perform its obligations under   may be invested in money market funds
factors, the Board concluded that the        the Fund's investment advisory agreement,    advised by Invesco Aim pursuant to
Fund's advisory and sub-advisory fees are    and concluded that Invesco Aim has the       procedures approved by the Board. The
fair and reasonable.                         financial resources necessary to fulfill     Board noted that Invesco Aim will receive
                                             these obligations. The Board also            advisory fees from these affiliated money
   E. Economies of Scale and Breakpoints     considered whether each Affiliated           market funds attributable to such
The Board considered the extent to which     Sub-Adviser is financially sound and has     investments, although invesco Aim has
there are economies of scale in the          the resources necessary to perform its       contractually agreed to waive through at
provision of advisory services to the        obligations under the sub-advisory           least June 30, 2010, the advisory fees
Fund. The Board also considered whether      contracts, and concluded that each           payable by the Fund in an amount equal to
the Fund benefits from such economies of     Affiliated Sub-Adviser has the financial     100% of the net advisory fee Invesco Aim
scale through contractual breakpoints in     resources necessary to fulfill these         receives from the affiliated money market
the Fund's advisory fee schedule. The        obligations.                                 funds with respect to the Fund's
Board noted that the Fund's contractual                                                   investment in the affiliated money market
advisory fee schedule includes seven          G. Collateral Benefits to Invesco Aim       funds of uninvested cash, but not cash
breakpoints and that the level of the            and its Affiliates                       collateral. The Board concluded that the
Fund's advisory fees, as a percentage of                                                  Fund's investment of uninvested cash and
the Fund's net assets, has decreased as      The Board considered various other           cash collateral from any securities
net assets increased because of the          benefits received by Invesco Aim and its     lending arrangements in the affiliated
breakpoints. The Board concluded that the    affiliates resulting from Invesco Aim's      money market funds is in the best
Fund's advisory fees appropriately reflect   relationship with the Fund, including the    interests of the Fund and its
economies of scale at current asset          fees received by Invesco Aim and its         shareholders.
levels. The Board also noted that the Fund   affiliates for their provision of
shares directly in economies of scale        administrative, transfer agency and
through lower fees charged by third party    distribution services to the Fund. The
service providers based on the combined      Board considered the performance of
size of all of the AIM Funds and             Invesco Aim and its affiliates in
affiliates                                   providing these services and the
                                             organizational structure employed by
   F. Profitability and Financial            Invesco Aim and its affiliates to provide
Resources The Board reviewed information     these services. The Board also considered
from Invesco Aim concerning the costs of     that these services are provided to the
the advisory and other services that         Fund pursuant to written contracts that
Invesco Aim and its affiliates provide to    are reviewed and approved on an annual
the Fund and the profitability of Invesco    basis by the Board. The Board concluded
Aim and its affiliates in providing these    that Invesco Aim and its affiliates are
services. The Board also reviewed            providing these services in a satisfactory
information concerning the financial         manner and in accordance with the terms of
condition of Invesco Aim and its             their contracts, and are qualified to
affiliates. The Board reviewed with          continue to provide these services to the
Invesco Aim the methodology used to          Fund.
prepare the profitability information. The
Board considered the overall profitability      The Board considered the benefits
of Invesco Ltd., the ultimate parent of      realized by Invesco Aim and the Affiliated
Invesco Aim and the                          Sub-Advisers as a result of portfolio
                                             brokerage transactions executed through


26     AIM GLOBAL REAL ESTATE FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended July 31, 2009:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                     $427,930
     Qualified Dividend Income*                              0.25%
     Corporate Dividends Received Deduction*                    0%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.


27        AIM GLOBAL REAL ESTATE FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

        NAME, YEAR          TRUSTEE AND/
 OF BIRTH AND POSITION(S)    OR OFFICER                         PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIP(S)
    HELD WITH THE TRUST        SINCE                              DURING PAST 5 YEARS                             HELD BY TRUSTEE
--------------------------  ------------  -------------------------------------------------------------------  ---------------------
INTERESTED PERSONS

Martin L. Flanagan(1) --    2007          Executive Director, Chief Executive Officer and President, Invesco   None
1960                                      Ltd. (ultimate parent of Invesco Aim and a global investment
Trustee                                   management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds(R); Vice
                                          Chairman, Investment Company Institute; and Member of Executive
                                          Board, SMU Cox School of Business

                                          Formerly: Director, Chairman, Chief Executive Officer and
                                          President, IVZ Inc. (holding company), INVESCO Group Services, Inc.
                                          (service provider) and Invesco North American Holdings, Inc.
                                          (holding company); Director, Chief Executive Officer and President,
                                          Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd. and Chairman,
                                          Investment Company Institute

Philip A. Taylor(2) --      2006          Head of North American Retail and Senior Managing Director, Invesco  None
1954                                      Ltd.; Director, Chief Executive Officer and President, Invesco Aim
Trustee, President and                    Advisors, Inc. and 1371 Preferred Inc. (holding company); Director,
Principal Executive                       Chairman, Chief Executive Officer and President, Invesco Aim
Officer                                   Management Group, Inc. (financial services holding company) and
                                          Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc.
                                          (registered investment advisor and registered transfer agent) and
                                          AIM GP Canada Inc. (general partner for limited partnerships);
                                          Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services,
                                          Inc. (registered transfer agent) and INVESCO Distributors, Inc.
                                          (registered broker dealer); Director, President and Chairman,
                                          INVESCO Inc. (holding company) and Invesco Canada Holdings Inc.
                                          (holding company); Chief Executive Officer, AIM Trimark Corporate
                                          Class Inc. (corporate mutual fund company) and AIM Trimark Canada
                                          Fund Inc. (corporate mutual fund company); Director and Chief
                                          Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltee
                                          (registered investment advisor and registered transfer agent) and
                                          Invesco Trimark Dealer Inc. (registered broker dealer); Trustee,
                                          President and Principal Executive Officer, The AIM Family of
                                          Funds(R) (other than AIM Treasurer's Series Trust and Short-Term
                                          Investments Trust); Trustee and Executive Vice President, The AIM
                                          Family of Funds(R) (AIM Treasurer's Series Trust and Short-Term
                                          Investments Trust only); and Manager, Invesco PowerShares Capital
                                          Management LLC

                                          Formerly: President, Invesco Trimark Dealer Inc.; Director and
                                          President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada
                                          Fund Inc.; Director and President, Invesco Trimark Ltd./Invesco
                                          Trimark Ltee; Senior Managing Director, Invesco Holding Company
                                          Limited; Trustee and Executive Vice President, Tax-Free Investments
                                          Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive
                                          Officer, The AIM Family of Funds(R) (AIM Treasurer's Series Trust,
                                          Short-Term Investments Trust and Tax-Free Investments Trust only);
                                          President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund
                                          Inc.; and Director, Trimark Trust (federally regulated Canadian trust company)

INDEPENDENT TRUSTEES

Bruce L. Crockett -- 1944   2001          Chairman, Crockett Technology Associates (technology consulting      ACE Limited
Trustee and Chair                         company)                                                             (insurance company);
                                                                                                               Captaris, Inc.
                                                                                                               (unified messaging
                                                                                                               provider); and
                                                                                                               Investment Company
                                                                                                               Institute

Bob R. Baker -- 1936        2003          Retired                                                              None
Trustee

Frank S. Bayley -- 1939     1987          Retired                                                              None
Trustee
                                          Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)

James T. Bunch -- 1942      2003          Founder, Green, Manning & Bunch Ltd., (investment banking firm)      Board of Governors,
Trustee                                                                                                        Western Golf
                                                                                                               Association/Evans
                                                                                                               Scholars Foundation
                                                                                                               and Executive
                                                                                                               Committee, United
                                                                                                               States Golf
                                                                                                               Association

Albert R. Dowden -- 1941     2001         Director of a number of public and private business corporations,    Board of Nature's
Trustee                                   including the Boss Group Ltd. (private investment and management);   Sunshine Products,
                                          Continental Energy Services, LLC (oil and gas pipeline service);     Inc.
                                          Reich & Tang Funds (registered investment company); Annuity and
                                          Life Re (Holdings), Ltd. (reinsurance company), and Homeowners of
                                          America Holding Corporation/Homeowners of America Insurance
                                          Company (property casualty company)

                                          Formerly: Director, CompuDyne Corporation (provider of product and services to the public security market); Director, President and
                                          Chief Executive Officer, Volvo Group North America, Inc.; Senior
                                          Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields -- 1952       2001         Chief Executive Officer, Twenty First Century Group, Inc.            Administaff
Trustee                                   (government affairs company); and Owner and Chief Executive
                                          Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment),  Discovery Global Education Fund (non-profit) and
                                          Cross Timbers Quail Research Ranch (non-profit)

                                          Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling -- 1937     2001          Partner, law firm of Kramer Levin Naftalis and Frankel LLP           Director, Reich &
Trustee                                                                                                        Tang Funds
                                                                                                               (16 portfolios)

Prema Mathai-Davis -- 1950  2001          Retired                                                              None
Trustee

Lewis F. Pennock -- 1942    2001          Partner, law firm of Pennock & Cooper                                None
Trustee

Larry Soll -- 1942          2003          Retired                                                              None
Trustee

Raymond Stickel, Jr. --     2005          Retired                                                              None
1944
Trustee                                   Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)

(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

        NAME, YEAR          TRUSTEE AND/
 OF BIRTH AND POSITION(S)    OR OFFICER                         PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIP(S)
    HELD WITH THE TRUST        SINCE                              DURING PAST 5 YEARS                             HELD BY TRUSTEE
--------------------------  ------------  -------------------------------------------------------------------  ---------------------
OTHER OFFICERS

Russell C. Burk -- 1958     2005          Senior Vice President and Senior Officer of The AIM Family of        N/A
Senior Vice President and                 Funds(R)
Senior Officer
                                          Formerly: Director of Compliance and Assistant General Counsel,
                                          ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                          Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

John M. Zerr -- 1962        2006          Director, Senior Vice President, Secretary and General Counsel,      N/A
Senior Vice President,                    Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and
Chief Legal Officer and                   Invesco Aim Capital Management, Inc.; Director, Senior Vice
Secretary                                 President and Secretary, Invesco Aim Distributors, Inc.; Director,
                                          Vice President and Secretary, Invesco Aim Investment Services, Inc.
                                          and INVESCO Distributors, Inc.; Director and Vice President,
                                          INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal
                                          Officer and Secretary, The AIM Family of Funds(R); and Manager,
                                          Invesco PowerShares Capital Management LLC

                                          Formerly: Director, Vice President and Secretary, Fund Management
                                          Company; Vice President, Invesco Aim Capital Management, Inc.;
                                          Chief Operating Officer and General Counsel, Liberty Ridge Capital,
                                          Inc. (an investment adviser); Vice President and Secretary, PBHG
                                          Funds (an investment company); Vice President and Secretary, PBHG
                                          Insurance Series Fund (an investment company); Chief Operating
                                          Officer, General Counsel and Secretary, Old Mutual Investment
                                          Partners (a broker-dealer); General Counsel and Secretary, Old
                                          Mutual Fund Services (an administrator); General Counsel and
                                          Secretary, Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary,
                                          Old Mutual Capital, Inc. (an investment adviser); and Vice
                                          President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley -- 1959    2004          Global Compliance Director, Invesco Ltd.; and Vice President, The    N/A
Vice President                            AIM Family of Funds(R)

                                          Formerly: Senior Vice President, Invesco Aim Management Group,
                                          Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                          Aim Advisors, Inc. and The AIM Family of Funds(R); Vice President
                                          and Chief Compliance Officer, Invesco Aim Capital Management, Inc.
                                          and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim
                                          Investment Services, Inc. and Fund Management Company

Kevin M. Carome -- 1956     2003          General Counsel, Secretary and Senior Managing Director, Invesco     N/A
Vice President                            Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds
                                          Group, Inc.; Director and Executive Vice President, IVZ, Inc.,
                                          Invesco Group Services, Inc., .Invesco North American Holdings,
                                          Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President,
                                          The AIM Family of Funds(R)

                                          Formerly: Secretary, Invesco North American Holdings, Inc.; Vice
                                          President and Secretary, IVZ, Inc. and Invesco Group Services,
                                          Inc.; Senior Managing Director and Secretary, Invesco Holding
                                          Company Limited; Director, Senior Vice President, Secretary and
                                          General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                          Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                          Inc.; Director, General Counsel and Vice President, Fund Management
                                          Company; Vice President, Invesco Aim Capital Management, Inc. and
                                          Invesco Aim Investment Services, Inc.; Senior Vice President, Chief
                                          Legal Officer and Secretary, The AIM Family of Funds(R); Director
                                          and Vice President, INVESCO Distributors, Inc.; and Chief Executive
                                          Officer and President, INVESCO Funds Group, Inc.

Sheri Morris -- 1964         1999         Vice President, Treasurer and Principal Financial Officer, The AIM   N/A
Vice President, Treasurer                 Family of Funds(R); and Vice President, Invesco Aim Advisors, Inc.,
and Principal Financial                   Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset
Officer                                   Management Inc.

                                          Formerly: Assistant Vice President and Assistant Treasurer, The AIM
                                          Family of Funds(R) and Assistant Vice President, Invesco Aim
                                          Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco
                                          Aim Private Asset Management, Inc.

Karen Dunn Kelley -- 1960   2004          Head of Invesco's World Wide Fixed Income and Cash Management        N/A
Vice President                            Group; Vice President, Invesco Institutional (N.A.), Inc.
                                          (registered investment advisor); Director of Cash Management and
                                          Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim
                                          Capital Management, Inc.; Executive Vice President, Invesco Aim
                                          Distributors, Inc.; Senior Vice President, Invesco Aim Management
                                          Group, Inc.; Vice President, The AIM Family of Funds(R) (other than
                                          AIM Treasurer's Series Trust and Short-Term Investments Trust); and
                                          President and Principal Executive Officer, The AIM Family of
                                          Funds(R) (AIM Treasurer's Series Trust and Short-Term Investments
                                          Trust only)

                                          Formerly: President and Principal Executive Officer, Tax-Free
                                          Investments Trust; Director and President, Fund Management Company;
                                          Chief Cash Management Officer and Managing Director, Invesco Aim
                                          Capital Management, Inc.; and Vice President, Invesco Aim Advisors,
                                          Inc. and The AIM Family of Funds(R) (AIM Treasurer's Series Trust,
                                          Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek -- 1967     2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,      N/A
Anti-Money Laundering                     Inc., Invesco Aim Capital Management, Inc., Invesco Aim
Compliance Officer                        Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco
                                          Aim Private Asset Management, Inc. and The AIM Family of Funds(R)

                                          Formerly: Anti-Money Laundering Compliance Officer, Fund
                                          Management Company; and Manager of the Fraud Prevention
                                          Department, Invesco Aim Investment Services, Inc.

Todd L. Spillane -- 1958    2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior    N/A
Chief Compliance Officer                  Vice President and Chief Compliance Officer, Invesco Aim Advisors,
                                          Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance
                                          Officer, The AIM Family of Funds(R), Invesco Global Asset
                                          Management (N.A.), Inc. (registered investment advisor), Invesco
                                          Institutional (N.A.), Inc., (registered investment advisor),
                                          INVESCO Private Capital Investments, Inc. (holding company),
                                          Invesco Private Capital, Inc. (registered investment advisor) and
                                          Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and
                                          Invesco Aim Investment Services, Inc.

                                          Formerly: Vice President, Invesco Aim Capital Management, Inc. and
                                          Fund Management Company; and Global Head of Product Development,
                                          AIG-Global Investment Group, Inc.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's prospectus for information on the Fund's sub-advisors.

OFFICE OF THE FUND
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

COUNSEL TO THE FUND
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INVESTMENT ADVISOR
Invesco Aim Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

COUNSEL TO THE INDEPENDENT TRUSTEES
Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

DISTRIBUTOR
Invesco Aim Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

TRANSFER AGENT
Invesco Aim Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

AUDITORS
PricewaterhouseCoopers LLP
1201 Louisiana Street
Suite 2900
Houston, TX 77002-5678

CUSTODIAN
State Street Bank and Trust Company
225 Franklin
Boston, MA 02110-2801

[GO PAPERLESS
   GRAPHIC]
====================================================================================================================================

GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

-  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of    -  EFFICIENT. Stop waiting for regular mail. Your documents will
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This service is provided by Invesco Aim Investment Services, Inc.

====================================================================================================================================

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise.
If you do not want the mailing of these documents to be combined with those for other members of your household, please contact
Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after October 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim
Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital
Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco
Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

   Anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco Aim
Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.),      [INVESCO AIM LOGO]
Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm                     - SERVICE MARK -
will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

                                                          invescoaim.com   GRE-AR-1    Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]          ANNUAL REPORT TO SHAREHOLDERS          JULY 31, 2009
 --SERVICE MARK--

                               AIM HIGH YIELD FUND

                               [MOUNTAIN GRAPHIC]

2      Letters to Shareholders
4      Performance Summary
4      Management Discussion
6      Long-Term Fund Performance
8      Supplemental Information
9      Schedule of Investments
20     Financial Statements
22     Notes to Financial Statements
31     Financial Highlights
32     Auditor's Report
33     Fund Expenses
34     Approval of Investment Advisory and Sub-Advisory Agreements
37     Tax Information
T-1    Trustees and Officers

                                     Dear Shareholders:

                                     While the year covered by this report was difficult - for long-time investors and veteran investment professionals alike - economic conditions and market trends appeared much more
               [TAYLOR               favorable at the close of the fiscal year than at its start.
                PHOTO]
                                        The 12 months ended July 31, 2009, included a sharp market sell-off that occurred in the second half of 2008. That downturn affected virtually all sectors, markets and investors. The decline had a number of causes, the most immediate being unprecedented turmoil in credit markets. Economic uncertainty prompted banks to hoard cash and reduce lending, and caused investors to shun short-term corporate debt. As a result, businesses found it difficult to fund
            Philip Taylor            their day-to-day operations, and the U.S. economy - as well as economies around the globe -
                                     virtually froze briefly.

                                     INCREASED COMMUNICATION

                                     These developments prompted a greater-than-usual number of shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.

   Many of you sought explanations for the decline in the value of your accounts, while others asked more general questions about when the economy might improve. Your questions, comments and suggestions gave me better insight into what was on your minds, and I was pleased that so many of you took the time to share your thoughts with me.

   As a result, Invesco Aim's investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of "Investment Perspectives" articles on our website, invescoaim.com. Through these articles, we've tried to provide timely market commentary, general investor education information and sector updates. I hope you'll take a moment to read them and let me know if you find them useful.

   To access your Fund's latest quarterly commentary, click on "Products and Performance" at the top of our website; next, select
"Mutual Funds"; and then click on "Quarterly Commentary."

   I also hope you've stayed in touch with your financial advisor. An experienced financial advisor who is familiar with your individual investment goals, time horizon and risk tolerance can be a source of comfort and information during uncertain times. He or she can monitor your investments to ensure they're on track and can prevent you from making impulsive short-term decisions that may have adverse long-term consequences.

REASONS FOR OPTIMISM

The economy and equity markets reacted to a barrage of negative news during the year. Consumer spending - which accounts for more than two-thirds(1) of the U.S. economy - was sluggish as unemployment rose; more workers worried about their job security; home and portfolio values declined; and credit became more difficult to obtain.

   In his semiannual monetary policy report to Congress in late July, U.S. Federal Reserve Board Chairman Ben Bernanke summarized the stresses and strains the U.S. and global economies suffered in late 2008 and early 2009. Importantly, he suggested that the aggressive, coordinated actions taken by governments and central banks around the world finally may be yielding results. He testified that in recent months:

   -  The pace of overall economic decline appears to have slowed significantly.

   -  Credit availability, for consumers and businesses, has improved noticeably.

   -  Investors' extreme risk aversion has eased somewhat.

   -  The decline in housing activity appears to have moderated.

   While these and other trends offer encouragement, uncertainties remain. Chairman Bernanke testified that he anticipates a gradual recovery in 2010 with some acceleration in economic growth in 2011, together with subdued inflation over the next two years. His considered judgment appears to be shared by investors who have begun to return, cautiously, to the equities market, causing major
U.S. stock-market indexes to bounce off their March lows.

A SINGLE FOCUS

I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest(2) and most diversified global asset managers. It provides clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.

   Our investment professionals have managed clients' money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.

   If you have questions about this report or your account, please contact one of our client services representatives at 800 959
4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.

   Thank you for investing with us. All of us at Invesco Aim look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1) Reuters;

(2) Pensions & Investments


2     AIM HIGH YIELD FUND

                                     Dear Fellow Shareholders:

                                     Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on
              [CROCKETT              your individual long-term goals can be a wise course in such uncertain times. We believe the
                PHOTO]               route to financial success is more like a marathon than a sprint.

                                        Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.
            Bruce Crockett
                                        We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.'s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market's decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim
Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals."

   The website also contains news and market information, investment education and planning information and current reports and prospectuses for all the AIM Funds and I highly recommend it to you.

   You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3     AIM HIGH YIELD FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
=======================================================================================   "alpha" decision to use in the portfolio
                                                                                          at any time, taking into account market
PERFORMANCE SUMMARY                                                                       and other opportunities.

For the fiscal year ended July 31, 2009, Class A shares of AIM High Yield Fund, at net       Sell decisions are based on:
asset value (NAV), underperformed the Fund's style-specific index and its broad market
index.(Triangle) The primary detractor from relative performance for the year was our     -  Low equity value to debt, high
underweight position within the financials sector, as this non-traditional high yield        subordination and negative free cash
sector posted a strong rally over the second half of the fiscal year. During the year,       flow coupled with negative news,
high yield bonds underperformed investment-grade issues, and this was the primary            declining expectations or an
reason the Fund lagged its broad market index.                                               increasing risk profile.

   Your Fund's long-term performance appears later in this report.                        -  Very low yields.

FUND VS. INDEXES                                                                          -  Presentation of a better relative value
                                                                                             opportunity.
Total returns, 7/31/08 to 7/31/09, at net asset value (NAV). Performance shown does not
include applicable contingent deferred sales charges (CDSC) or front-end sales charges,   MARKET CONDITIONS AND YOUR FUND
which would have reduced performance.
                                                                                          Weakness in the U.S. housing,
Class A Shares                                                                     2.64%  manufacturing, retail and finance sectors,
Class B Shares                                                                     1.63   as well as the absence of properly
Class C Shares                                                                     1.86   functioning credit markets, all
Class Y Shares*                                                                    3.07   contributed to general economic weakness
Investor Class Shares                                                              2.41   during the period. Gross domestic product
Barclays Capital U.S. Aggregate Index(Triangle) (Broad Market Index)               7.85   (GDP), the broadest measure of overall
Barclays Capital U.S. Corporate High Yield Index(Triangle) (Style-Specific Index)  4.93   U.S. economic activity, reflected a
Lipper High Current Yield Bond Funds lndex(Triangle) (Peer Group Index)           -2.87   shrinking economy during each of the
                                                                                          calendar quarters covered by this
(Triangle) Lipper Inc.                                                                    report.(1) Shaken investor confidence,
                                                                                          volatility and impaired liquidity
*  Share class incepted during the fiscal year. See page 7 for a detailed                 characterized credit markets during much
   explanation of Fund performance.                                                       of the period.
=======================================================================================
                                                                                             The U.S. Federal Reserve Board (the
HOW WE INVEST                                approach is augmented with an ongoing        Fed) moved aggressively throughout the
                                             review of the relative value of securities   Fund's fiscal year in an attempt to
We invest primarily in debt securities       and a top-down process that includes         stimulate economic growth and enhance
that are determined to be below investment   sector, economic and quantitative            market liquidity. Between October and
grade quality. These bonds, commonly known   analysis. Changes in a security's            December 2008, the federal funds target
as "junk bonds," are typically corporate     risk-return profile or relative value and    rate was lowered from 2.00% to a range of
bonds of U.S.-based companies, many of       top-down factors generally determine buy     zero to 0.25%.(2) In doing so, the Fed
which are moderately sized companies. We     and sell decisions.                          hoped to stimulate an economic recovery by
principally invest in junk bonds rated B                                                  making money more available to consumers
or above, although we generally own bonds       Portfolio construction begins with a      and businesses.
of lesser quality as well. We may invest     well-defined fund design that emphasizes
in convertible, preferred, derivatives and   diversification and establishes the target      The fiscal year ended July 31,2009, was
foreign securities. We may also invest up    investment vehicles for generating the       a tale of two high yield bond markets. The
to 25% of total assets in foreign            desired "alpha" (the extra return above a    market suffered significant losses in the
securities of which 15% can be in            specific benchmark) as well as the risk      second half of 2008 because of a lack of
developing markets.                          parameters for the Fund. Investments are     liquidity and an inventory surplus as
                                             evaluated for liquidity and risk versus      troubled banks, brokers and insurers were
   The primary driver of our security        relative value. Working closely with other   trying to improve their balance
selection is fundamental analysis            investment specialists and traders, we
conducted by a team of analysts who          determine the timing and amount of each
specialize by industry. This bottom-up

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES                          TOP 10 FIXED INCOME ISSUERS*

By credit quality, based on total            1. Oil & Gas Exploration &                   1. GMAC Inc.                          1.9%
investments                                     Production                          7.4%  2. HCA Inc.                           1.9
                                             2. Wireless Telecommunication                3. Ford Motor Credit Co. LLC          1.9
AA                                     0.2%     Services                            4.5   4. MGM Mirage                         1.7
A                                      2.7   3. Casinos & Gaming                    4.3   5. Nielsen Finance LLC/Nielson
BBB                                    3.6   4. Semiconductors                      4.1      Finance Co.                        1.5
BB                                    30.8   5. Consumer Finance                    3.8   6. Sprint Capital Corp.               1.3
B                                     40.0   ==========================================   7. Avago Technologies Finance
CCC                                   13.6                                                   Pte./Avago Technologies
CC                                     1.1   ==========================================      U.S./Avago Technologies Wireless   1.2
NR                                     5.9   Total Net Assets            $746.2 million   8. Travelport LLC                     1.0
Equity                                 1.2   Total Number of Holdings*              323   9. Chesapeake Energy Corp.            1.0
Cd - lible Bonds                       0.9                                                10. Novelis Inc.                      1.0
==========================================   ==========================================   ==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.


4     AIM HIGH YIELD FUND

sheets, raise cash and wind down                From a security selection perspective,                PETER EHRET
operations. Credit spreads (the difference   our position in GMAC FINANCIAL SERVICES
between yields on credit sensitive bonds     (GMAC) was positive for Fund performance.                Chartered Financial Analyst,
and U.S. Treasuries) reached high levels,    In early 2008, the company was hurt by                   senior portfolio manager, is
peaking in mid-December, as government       problems associated with subprime lending,               lead manager of AIM High Yield
bond yields fell sharply as investors        but its performance improved significantly    [EHRET     Fund. Mr. Ehret joined Invesco
sought the safety and liquidity of the       by the end of 2008, resulting in the Fed's     PHOTO]    Aim in 2001. He graduated cum
U.S. Treasury market.(3) The second half     approval of a proposal to transform GMAC                 laude with a B.S. in economics
of 2008 also witnessed three of the          into a bank holding company.                             from the University of
worst-performing months in the history of                                                             Minnesota. He also earned an
the Barclays Capital U.S. Corporate High        While the portfolio remained                          M.S. in real estate appraisal
Yield Index.(3)                              well-diversified across industries and                   and investment analysis from
                                             issues, some of the Fund's holdings                      the University of
   As 2009 began, economic indicators        experienced weaker results. MAGNACHIP                    Wisconsin-Madison.
continued to deteriorate, but by early       SEMICONDUCTOR was a detractor from Fund
spring there was some evidence that the      performance. The company was exposed to                  CAROLYN GIBBS
pace of the economic downturn was slowing.   China and other markets that were of
The credit markets began to show signs of    higher risk in terms of product demand and               Chartered Financial Analyst,
life again, as actions taken by the          inventory corrections. These factors led                 senior portfolio manager, is
government to jump start the economy         to pricing pressure and resulted in lower                manager of AIM High Yield
provided a boost to financial markets.       profitability for the company. Also, the                 Fund. Ms. Gibbs has been in
Liquidity improved significantly in the      company's inability to secure additional       [GIBBS    the investment business since
later part of the first quarter of 2009,     financing led to its bankruptcy.               PHOTO]    1983, and she joined Invesco
as the flow of assets into high yield                                                                 Aim in 1992. She graduated
funds remained positive for 14 consecutive      As always, we appreciate your continued               magna cum laude from Texas
weeks.(4) The influx of cash was driven by   participation in AIM High Yield Fund.                    Christian University, where
the perception that high yield bonds were                                                             she earned a B.A. in English.
attractively valued. As investors became     (1)  Bureau of Economic Analysis                         She also earned an M.B.A. in
less risk averse, credit spreads                                                                      finance from The Wharton
tightened.                                   (2)  U.S. Federal Reserve                                School at the University of
                                                                                                      Pennsylvania.
   The beginning of 2009 also witnessed      (3)  Barclays Capital
three of the five strongest performing                                                                DARREN HUGHES
months on record as measured by the          (4)  J.P. Morgan
Barclays Capital U.S. Corporate High Yield                                                            Chartered Financial Analyst,
Index.(3) Still, the fiscal year was         The views and opinions expressed in                      senior portfolio manager, is
extremely volatile for the high yield        management's discussion of Fund               [HUGHES    manager of AIM High Yield
market.                                      performance are those of Invesco Aim           PHOTO]    Fund. He joined Invesco Aim in
                                             Advisors, Inc. These views and opinions                  1992. Mr. Hughes earned a
   During the fiscal year, we maintained     are subject to change at any time based on               B.B.A. in finance and
our focus on BB- and B-rated bonds, but      factors such as market and economic                      economics from Baylor
actively adjusted the weights in all tiers   conditions. These views and opinions may                 University.
of the credit quality spectrum. We began     not be relied upon as investment advice or
the period with an underweight position in   recommendations, or as an offer for a
CCC-rated bonds, as we were very selective   particular security. The information is
in owning lower quality credit. This         not a complete analysis of every aspect of
decision was positive for relative           any market, country, industry, security or
performance as CCC-rated bonds declined      the Fund. Statements of fact are from
significantly in the last quarter of         sources considered reliable, but Invesco
2008.(3) We increased our lower quality      Aim Advisors, Inc. makes no representation
bond exposure during 2009, largely to        or warranty as to their completeness or
offset our underweight in 2008. This move    accuracy. Although historical performance
was positive for Fund performance, as        is no guarantee of future results, these
lower rated securities performed well        insights may help you understand our
during the rally in the high yield market.   investment management philosophy.

   The primary detractor from relative       See important Fund and index disclosures
Fund performance for the year was our        later in this report.
underweight position in the financials
sector, as this non-traditional high yield
market segment posted a rally over the
second half of the fiscal year. Many
financials sector bonds fell into the high
yield category during 2009 as a result of
credit downgrades. The Fund was
underweight in this sector as we were
selective in choosing holdings in this
market segment.


5     AIM HIGH YIELD FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            shown in the chart and table(s) does not     one that indicates the dollar value of an
comparable future results.                   reflect deduction of taxes a shareholder     investment, is constructed with each
                                             would pay on Fund distributions or sale of   segment representing a percent change in
   The data shown in the chart include       Fund shares.                                 the value of the investment. In this
reinvested distributions, applicable sales                                                chart, each segment represents a doubling,
charges and Fund expenses including             This chart, which is a logarithmic        or 100% change, in the value of the
management fees. Index results include       chart, presents the fluctuations in the      investment. In other words, the space
reinvested dividends, but they do not        value of the Fund and its indexes. We        between $5,000 and $10,000 is the same
reflect sales charges. Performance of the    believe that a logarithmic chart is more     size as the space between $10,000 and
peer group reflects fund expenses and        effective than other types of charts in      $20,000, and so on.
management fees; performance of a market     illustrating changes in value during the
index does not. Performance                  early years shown in the chart. The
                                             vertical axis, the


6     AIM HIGH YIELD FUND

                                                         AIM HIGH YIELD FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT - OLDEST SHARE CLASS WITH SALES CHARGES SINCE INCEPTION

Index data from 6/30/78, Fund data from 7/11/78

                    AIM            BARCLAYS CAPITAL     LIPPER HIGH CURRENT
              HIGH YIELD FUND-      U.S. AGGREGATE        YIELD BOND FUNDS
   DATE        CLASS A SHARES        BOND INDEX(1)            INDEX(1)
 6/30/78                                $10000                $10000
    7/78            $9581                10114                 10177
    8/78             9783                10274                 10459
    9/78             9896                10270                 10497
   10/78             9354                10125                  9995
   11/78             9421                10224                 10085
   12/78             9362                10126                 10018
    1/79             9800                10315                 10414
    2/79             9851                10272                 10406
    3/79            10031                10378                 10618
    4/79            10134                10361                 10698
    5/79            10126                10555                 10704
    6/79            10205                10785                 10855
    7/79            10303                10790                 10969
    8/79            10446                10762                 11113
    9/79            10203                10650                 10931
   10/79             9254                10003                 10137
   11/79             9680                10295                 10454
   12/79             9670                10323                 10520
    1/80             9518                10008                 10391
    2/80             8937                 9415                  9868
    3/80             8736                 9423                  9555
    4/80             9562                10492                 10389
    5/80            10131                10987                 11017
    6/80            10316                11194                 11318
    7/80            10085                10963                 11158
    8/80             9841                10570                 10938
    9/80             9778                10459                 10861
   10/80             9849                10339                 10981
   11/80             9827                10319                 11028
   12/80             9767                10601                 10945
    1/81             9819                10606                 11006
    2/81             9712                10405                 10923
    3/81            10050                10652                 11250
    4/81             9760                10272                 10989
    5/81             9988                10641                 11215
    6/81            10190                10616                 11440
    7/81             9948                10412                 11151
    8/81             9642                10192                 10901
    9/81             9369                10185                 10527
   10/81             9605                10781                 10906
   11/81            10923                11699                 12062
   12/81            10459                11262                 11663
    1/82            10312                11332                 11538
    2/82            10352                11553                 11619
    3/82            10390                11700                 11669
    4/82            10783                12028                 11992
    5/82            11033                12223                 12270
    6/82            10872                12031                 12097
    7/82            11211                12548                 12447
    8/82            12174                13233                 13397

====================================================================================================================================

(1)  Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

    9/82            12536                13769                 13777
   10/82            13154                14499                 14514
   11/82            13550                14641                 14945
   12/82            13782                14935                 15211
    1/83            14319                14961                 15712
    2/83            14806                15390                 16276
    3/83            15311                15430                 16767
    4/83            15943                15861                 17394
    5/83            15698                15653                 17351
    6/83            15574                15670                 17386
    7/83            15511                15300                 17186
    8/83            15513                15407                 17251
    9/83            15767                15916                 17577
   10/83            16007                15973                 17626
   11/83            16170                16155                 17799
   12/83            16186                16186                 17731
    1/84            16518                16519                 18207
    2/84            16518                16435                 17981
    3/84            16366                16251                 17857
    4/84            16196                16218                 17530
    5/84            15798                15712                 16957
    6/84            15967                15913                 17165
    7/84            16228                16630                 17413
    8/84            16598                16909                 17869
    9/84            16975                17311                 18387
   10/84            17466                18045                 18865
   11/84            17721                18368                 18944
   12/84            17772                18637                 18929
    1/85            18414                19062                 19643
    2/85            18504                18671                 19700
    3/85            18615                19052                 19869
    4/85            19023                19446                 20137
    5/85            19894                20463                 20941
    6/85            20065                20680                 21211
    7/85            20159                20608                 21357
    8/85            20399                20995                 21656
    9/85            20642                21121                 21758
   10/85            20803                21564                 21939
   11/85            21180                22082                 22373
   12/85            21946                22758                 23051
    1/86            22201                22885                 23205
    2/86            23049                23787                 24011
    3/86            23549                24527                 24517
    4/86            23987                24657                 24868
    5/86            24364                24186                 25166
    6/86            24637                24819                 25353
    7/86            24543                25040                 24993
    8/86            24796                25664                 25310
    9/86            25029                25410                 25358
   10/86            25569                25778                 25949
   11/86            25592                26139                 26001
   12/86            25449                26238                 26102
    1/87            26246                26608                 27029
    2/87            26660                26792                 27542
    3/87            26906                26671                 27807
    4/87            26308                25941                 27301
    5/87            26158                25839                 27156
    6/87            26587                26196                 27520
    7/87            26664                26175                 27594
    8/87            26896                26034                 27840
    9/87            26036                25479                 27077
   10/87            25117                26386                 25742
   11/87            25880                26597                 26277
   12/87            26227                26959                 26606
    1/88            27145                27908                 27513
    2/88            27881                28240                 28319
    3/88            28039                27975                 28220

====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

    4/88            28255                27824                 28406
    5/88            28391                27637                 28497
    6/88            29038                28303                 29113
    7/88            29407                28156                 29392
    8/88            29401                28229                 29369
    9/88            29775                28867                 29663
   10/88            30183                29410                 30036
   11/88            30237                29054                 30045
   12/88            30530                29086                 30217
    1/89            31040                29505                 30742
    2/89            31223                29292                 30865
    3/89            31067                29418                 30760
    4/89            31101                30033                 30674
    5/89            31705                30823                 31091
    6/89            32250                31760                 31592
    7/89            32379                32437                 31583
    8/89            32508                31957                 31541
    9/89            31979                32120                 30964
   10/89            31243                32910                 29911
   11/89            31074                33222                 29699
   12/89            30885                33312                 29378
    1/90            30011                32916                 28500
    2/90            29242                33021                 27753
    3/90            29634                33044                 28072
    4/90            29705                32740                 28092
    5/90            30614                33709                 28733
    6/90            31309                34248                 29333
    7/90            32014                34721                 29964
    8/90            30442                34256                 28654
    9/90            28268                34540                 27098
   10/90            27197                34979                 25941
   11/90            27823                35731                 26022
   12/90            28098                36288                 26113
    1/91            28458                36738                 26489
    2/91            30509                37051                 28611
    3/91            32133                37299                 30213
    4/91            33807                37709                 31482
    5/91            33840                37928                 31680
    6/91            34879                37909                 32443
    7/91            35968                38436                 33517
    8/91            36856                39266                 34174
    9/91            37578                40063                 34803
   10/91            39134                40508                 36035
   11/91            39651                40880                 36345
   12/91            40047                42095                 36618
    1/92            42022                41522                 38232
    2/92            42896                41792                 39215
    3/92            43552                41558                 39933
    4/92            43844                41857                 40216
    5/92            44229                42648                 40795
    6/92            44619                43237                 41224
    7/92            45538                44119                 41920
    8/92            46175                44564                 42436
    9/92            46877                45095                 42856
   10/92            45879                44495                 42115
   11/92            46691                44513                 42793
   12/92            47391                45212                 43345
    1/93            48732                46080                 44593
    2/93            49522                46886                 45436
    3/93            50527                47083                 46358
    4/93            50972                47413                 46706
    5/93            51680                47474                 47453
    6/93            52926                48333                 48583
    7/93            53503                48609                 49039
    8/93            53765                49460                 49378
    9/93            53813                49593                 49486
   10/93            55002                49777                 50709

====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   11/93            55382                49354                 51124
   12/93            56119                49620                 51953
    1/94            57785                50290                 53262
    2/94            57889                49415                 53171
    3/94            56014                48194                 51401
    4/94            55437                47809                 50655
    5/94            55487                47804                 50802
    6/94            55598                47699                 50716
    7/94            55064                48648                 50614
    8/94            55295                48706                 50660
    9/94            55649                47990                 50701
   10/94            55760                47947                 50701
   11/94            55147                47842                 49920
   12/94            55169                48172                 50045
    1/95            55781                49126                 50495
    2/95            57644                50295                 52015
    3/95            58140                50602                 52488
    4/95            59594                51310                 53811
    5/95            60803                53296                 55032
    6/95            60925                53685                 55258
    7/95            62022                53567                 56396
    8/95            61817                54215                 56520
    9/95            62602                54741                 57170
   10/95            63328                55452                 57599
   11/95            63525                56284                 57887
   12/95            64465                57072                 58756
    1/96            65554                57449                 59907
    2/96            66374                56449                 60512
    3/96            66161                56054                 60258
    4/96            66889                55740                 60746
    5/96            67551                55629                 61214
    6/96            67794                56374                 61251
    7/96            67964                56526                 61532
    8/96            69153                56430                 62523
    9/96            71076                57412                 64155
   10/96            71616                58687                 64463
   11/96            73048                59690                 65572
   12/96            74414                59135                 66378
    1/97            75352                59318                 67035
    2/97            76520                59467                 68161
    3/97            74561                58807                 66682
    4/97            74673                59689                 67249
    5/97            76644                60256                 69031
    6/97            77847                60973                 70212
    7/97            79770                62619                 72086
    8/97            80201                62087                 72252
    9/97            82310                63000                 74001
   10/97            82261                63913                 73712
   11/97            82944                64207                 74250
   12/97            83732                64856                 75126
    1/98            85247                65686                 76584
    2/98            85861                65633                 77304
    3/98            86900                65856                 78424
    4/98            87100                66199                 78668
    5/98            87048                66828                 78581
    6/98            86569                67396                 78723
    7/98            86863                67537                 79258
    8/98            80826                68638                 73218
    9/98            78765                70244                 72779
   10/98            76245                69872                 71127
   11/98            79927                70270                 75302
   12/98            79464                70481                 75069
    1/99            80409                70981                 76427
    2/99            80265                69739                 76122
    3/99            81404                70123                 77461
    4/99            83114                70347                 79468
    5/99            81651                69728                 77958

====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

    6/99            81218                69505                 77966
    7/99            81543                69206                 77989
    8/99            80328                69172                 77201
    9/99            79300                69974                 76599
   10/99            78459                70233                 76377
   11/99            79981                70226                 77721
   12/99            81117                69889                 78654
    1/00            80752                69658                 78269
    2/00            81907                70501                 78824
    3/00            78663                71432                 77461
    4/00            76736                71224                 77120
    5/00            74795                71189                 75747
    6/00            75789                72670                 77148
    7/00            75426                73331                 77287
    8/00            74415                74394                 77689
    9/00            71758                74863                 76547
   10/00            66441                75357                 73929
   11/00            61511                76593                 69804
   12/00            61806                78017                 71012
    1/01            66745                79297                 75720
    2/01            66791                79987                 75962
    3/01            63312                80387                 73440
    4/01            62216                80049                 72478
    5/01            62621                80529                 73261
    6/01            60360                80835                 71107
    7/01            60360                82646                 71526
    8/01            60976                83596                 71841
    9/01            56640                84575                 66769
   10/01            57892                86342                 68298
   11/01            60156                85151                 70470
   12/01            59590                84606                 70280
    1/02            59662                85291                 70448
    2/02            57347                86118                 69201
    3/02            58534                84689                 70572
    4/02            58669                86332                 71313
    5/02            57730                87066                 70599
    6/02            53337                87814                 66625
    7/02            51230                88877                 64439
    8/02            51450                90379                 65548
    9/02            50560                91843                 64637
   10/02            49766                91421                 64229
   11/02            52658                91393                 67929
   12/02            53411                93285                 68588
    1/03            54896                93369                 70104
    2/03            55609                94657                 71043
    3/03            57066                94582                 72819
    4/03            60290                95367                 76395
    5/03            61128                97140                 77304
    6/03            62871                96946                 79383
    7/03            62537                93689                 78772
    8/03            63269                94307                 79828
    9/03            64800                96806                 81767
   10/03            66446                95906                 83599
   11/03            67689                96136                 84569
   12/03            69543                97117                 86666
    1/04            71275                97894                 88053
    2/04            70940                98951                 87877
    3/04            70897                99693                 88210
    4/04            71018                97101                 88008
    5/04            69519                96713                 86643
    6/04            70618                97264                 87856
    7/04            71070                98227                 88559
    8/04            72349               100103                 90003
    9/04            73449               100373                 91254
   10/04            74712               101216                 92878
   11/04            75945               100407                 94197
   12/04            77130               101330                 95619

====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

    1/05            76960               101969                 95380
    2/05            78337               101367                 96840
    3/05            76175               100850                 94273
    4/05            75261               102212                 93170
    5/05            76593               103316                 94661
    6/05            77934               103884                 96185
    7/05            79282               102938                 97676
    8/05            79552               104256                 98145
    9/05            78756               103182                 97507
   10/05            77606               102367                 96707
   11/05            78227               102817                 97588
   12/05            79033               103794                 98485
    1/06            80021               103805                 99756
    2/06            80837               104147                100594
    3/06            81104               103127                101006
    4/06            81566               102941                101592
    5/06            81289               102828                101368
    6/06            80825               103044                100801
    7/06            81480               104435                101567
    8/06            82710               106033                102948
    9/06            83562               106966                104091
   10/06            84832               107672                105600
   11/06            86300               108921                107427
   12/06            87776               108289                108512
    1/07            88689               108246                109673
    2/07            89806               109913                111099
    3/07            90147               109913                111455
    4/07            91454               110506                112993
    5/07            91976               109666                113953
    6/07            90302               109337                112107
    7/07            87006               110249                108473
    8/07            87771               111601                109519
    9/07            90141               112447                112158
   10/07            90709               113457                113124
   11/07            88396               115498                110720
   12/07            88785               115822                110829
    1/08            87089               117768                108570
    2/08            86436               117931                107108
    3/08            85987               118333                106945
    4/08            89804               118086                110954
    5/08            90442               117220                111526
    6/08            88696               117125                108590
    7/08            87162               117055                107135
    8/08            87589               118166                107284
    9/08            82491               116578                 99274
   10/08            68212               113827                 83272
   11/08            62360               117532                 76141
   12/08            66226               121917                 78827
    1/09            69908               120841                 82266
    2/09            67349               120385                 80363
    3/09            68514               122058                 81553
    4/09            76277               122642                 89467
    5/09            81540               123532                 94669
    6/09            84182               124234                 97855
    7/09            89429               126238                104055

====================================================================================================================================

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 PRESENTED ABOVE MAY VARY FROM THE EXPENSE
                                                                                          RATIOS PRESENTED IN OTHER SECTIONS OF THIS
As of 7/31/09, including maximum             As of 6/30/09, the most recent calendar      REPORT THAT ARE BASED ON EXPENSES INCURRED
applicable sales charges                     quarter-end, including maximum applicable    DURING THE PERIOD COVERED BY THIS REPORT.
                                             sales charges
CLASS A SHARES                                                                               CLASS A SHARE PERFORMANCE REFLECTS THE
Inception (7/11/78)                   7.31%  CLASS A SHARES                               MAXIMUM 4.75% SALES CHARGE, AND CLASS B
10 Years                              0.44   Inception (7/11/78)                   7.12%  AND CLASS C SHARE PERFORMANCE REFLECTS THE
 5 Years                              3.72   10 Years                             -0.13   APPLICABLE CONTINGENT DEFERRED SALES
 1 Year                              -2.28    5 Years                              2.59   CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
                                              l Year                              -9.54   CDSC ON CLASS B SHARES DECLINES FROM 5%
CLASS B SHARES                                                                            BEGINNING AT THE TIME OF PURCHASE TO 0% AT
Inception (9/1/93)                    2.85%  CLASS B SHARES                               THE BEGINNING OF THE SEVENTH YEAR. THE
10 Years                              0.33   Inception (9/1/93)                    2.47%  CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
 5 Years                              3.64   10 Years                             -0.23   YEAR AFTER PURCHASE. CLASS Y SHARES AND
 l Year                              -2.94    5 Years                              2.52   INVESTOR CLASS SHARES DO NOT HAVE A
                                              l Year                             -10.02   FRONT-END SALES CHARGE OR A CDSC;
CLASS C SHARES                                                                            THEREFORE, PERFORMANCE IS AT NET ASSET
Inception (8/4/97)                    0.20%  CLASS C SHARES                               VALUE.
10 Years                              0.19   Inception (8/4/97)                   -0.31%
 5 Years                              3.93   10 Years                             -0.38      THE PERFORMANCE OF THE FUND'S SHARE
 1 Year                               0.95    5 Years                              2.81   CLASSES WILL DIFFER PRIMARILY DUE TO
                                              l Year                              -6.44   DIFFERENT SALES CHARGE STRUCTURES AND
CLASS Y SHARES                                                                            CLASS EXPENSES.
10 Years                              0.97%  CLASS Y SHARES
 5 Years                              4.80   10 Years                              0.40%     A REDEMPTION FEE OF 2% WILL BE IMPOSED
 l Year                               3.07    5 Years                              3.66   ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
                                              l Year                              -4.71   THE FUND WITHIN 31 DAYS OF PURCHASE.
INVESTOR CLASS SHARES                                                                     EXCEPTIONS TO THE REDEMPTION FEE ARE
10 Years                              0.94%  INVESTOR CLASS SHARES                        LISTED IN THE FUND'S PROSPECTUS.
 5 Years                              4.73   10 Years                              0.39%
 1 Year                               2.41    5 Years                              3.65   (1)  Total annual operating expenses less
                                              l Year                              -4.80        any contractual fee waivers and/or
                                                                                               expense reimbursements by the advisor
==========================================   ==========================================        in effect through at least June
                                                                                               30, 2010. See current prospectus for
INVESTOR CLASS SHARES' INCEPTION DATE IS        THE PERFORMANCE DATA QUOTED REPRESENT          more information.
SEPTEMBER 30, 2003. RETURNS SINCE THAT DATE  PAST PERFORMANCE AND CANNOT GUARANTEE
ARE HISTORICAL RETURNS. ALL OTHER RETURNS    COMPARABLE FUTURE RESULTS; CURRENT
ARE BLENDED RETURNS OF HISTORICAL INVESTOR   PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
CLASS SHARE PERFORMANCE AND RESTATED CLASS   VISIT INVESCOAIM.COM FOR THE MOST RECENT
A SHARE PERFORMANCE (FOR PERIODS PRIOR TO    MONTH-END PERFORMANCE. PERFORMANCE FIGURES
THE INCEPTION DATE OF INVESTOR CLASS         REFLECT REINVESTED DISTRIBUTIONS, CHANGES
SHARES) AT NET ASSET VALUE, WHICH RESTATED   IN NET ASSET VALUE AND THE EFFECT OF THE
PERFORMANCE WILL REFLECT THE HIGHER RULE     MAXIMUM SALES CHARGE UNLESS OTHERWISE
12B-1 FEES APPLICABLE TO CLASS A SHARES      STATED. INVESTMENT RETURN AND PRINCIPAL
FOR THE PERIOD USING BLENDED RETURNS.        VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE
CLASS A SHARES' INCEPTION DATE IS JULY       A GAIN OR LOSS WHEN YOU SELL SHARES.
11, 1978.
                                                THE NET ANNUAL FUND OPERATING EXPENSE
   CLASS Y SHARES' INCEPTION DATE IS         RATIO SET FORTH IN THE MOST RECENT FUND
OCTOBER 3, 2008; RETURNS SINCE THAT DATE     PROSPECTUS AS OF THE DATE OF THIS REPORT
ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE    FOR CLASS A, CLASS B, CLASS C, CLASS Y AND
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      INVESTOR CLASS SHARES WAS 1.01%, 1.76%,
PERFORMANCE AND RESTATED CLASS A SHARE       1.76%, 0.76% AND 0.97%, RESPECTIVELY.(1)
PERFORMANCE (FOR PERIODS PRIOR TO THE        THE TOTAL ANNUAL FUND OPERATING EXPENSE
INCEPTION DATE OF CLASS Y SHARES) AT NET     RATIO SET FORTH IN THE MOST RECENT FUND
ASSET VALUE. THE RESTATED CLASS A SHARE      PROSPECTUS AS OF THE DATE OF THIS REPORT
PERFORMANCE REFLECTS THE RULE 12B-1 FEES     FOR CLASS A, CLASS B, CLASS C, CLASS Y AND
APPLICABLE TO CLASS A SHARES AS WELL AS      INVESTOR CLASS SHARES WAS 1.15%, 1.90%,
ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS    1.90%, 0.90% AND 1.11%, RESPECTIVELY. THE
RECEIVED BY CLASS A SHARES. CLASS A          EXPENSE RATIOS
SHARES' INCEPTION DATE IS JULY 11, 1978.


7     AIM HIGH YIELD FUND

AIM HIGH YIELD FUND'S INVESTMENT OBJECTIVE IS A HIGH LEVEL OF CURRENT INCOME.

-  Unless otherwise stated, information presented in this report is as of July 31, 2009, and is based on total net assets.

-  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          -  Lower rated securities may be more        -  The LIPPER HIGH CURRENT YIELD BOND
                                                susceptible to real or perceived             FUNDS INDEX is an equally weighted
-  Effective September 30, 2003, for            adverse economic and competitive             representation of the largest funds in
   qualified plans only, those previously       industry conditions, and the secondary       the Lipper High Current Yield Bond
   established are eligible to purchase         markets in which lower rated securities      Funds category. These funds have no
   Class B shares of any AIM fund.              are traded may be less liquid than           credit rating restriction, but tend to
                                                higher grade securities. The loans in        invest in fixed-income securities with
-  Class Y shares are available to only         which the Fund may invest are typically      lower credit ratings.
   certain investors. Please see the            noninvestment-grade and involve a
   prospectus for more information.             greater risk of default on interest and   -  The Fund is not managed to track the
                                                principal payments and of price changes      performance of any particular index,
-  All Investor Class shares are closed to      due to the changes in the credit             including the indexes defined here, and
   new investors. Contact your financial        quality of the issuer.                       consequently, the performance of the
   advisor about purchasing our other                                                        Fund may deviate significantly from the
   share classes.                            -  Interest rate risk refers to the risk        performance of the indexes.
                                                that bond prices generally fall as
PRINCIPAL RISKS OF INVESTING IN THE FUND        interest rates rise and vice versa.       -  A direct investment cannot be made in
                                                                                             an index. Unless otherwise indicated,
-  The Fund may engage in active and         -  Leveraging entails risks such as             index results include reinvested
   frequent trading of portfolio                magnifying changes in the value of the       dividends, and they do not reflect
   securities to achieve its investment         portfolio's securities.                      sales charges. Performance of the peer
   objective. If a fund does trade in this                                                   group reflects fund expenses;
   way, it may incur increased costs,        -  There is no guarantee that the               performance of a market index does not.
   which can lower the actual return of         investment techniques and risk analysis
   the fund. Active trading may also            used by the Fund's portfolio managers        OTHER INFORMATION
   increase short term gains and losses,        will produce the desired results.
   which may affect taxes that must be                                                    -  The returns shown in management's
   paid.                                     -  The prices of securities held by the         discussion of Fund performance are
                                                Fund may decline in response to market       based on net asset values calculated
-  Credit risk is the risk of loss on an        risks.                                       for shareholder transactions. Generally
   investment due to the deterioration of                                                    accepted accounting principles require
   an issuer's financial health. Such a      -  Reinvestment risk is the risk that a         adjustments to be made to the net
   deterioration of financial health may        bond's cash flows will be reinvested at      assets of the Fund at period end for
   result in a reduction of the credit          an interest rate below that of the           financial reporting purposes, and as
   rating of the issuer's securities and        original bond.                               such, the net asset values for share-
   may lead to the issuer's inability to                                                     holder transactions and the returns
   honor its contractual obligations,        ABOUT INDEXES USED IN THIS REPORT               based on those net asset values may
   including making timely payment of                                                        differ from the net asset values and
   interest and principal.                   -  The BARCLAYS CAPITAL U.S. AGGREGATE          returns reported in the Financial
                                                INDEX covers U.S. investment-grade           Highlights.
-  Investing in developing countries can        fixed-rate bonds with components for
   add additional risk, such as high rates      government and corporate securities,      -  Industry classifications used in this
   of inflation or sharply devalued             mortgage pass-throughs, and asset-           report are generally according to the
   currencies against the U.S. dollar.          backed securities.                           Global Industry Classification
   Transaction costs are often higher, and                                                   Standard, which was developed by and is
   there may be delays in settlement         -  The BARCLAYS CAPITAL U.S. CORPORATE          the exclusive property and a service
   procedures.                                  HIGH YIELD INDEX covers the universe of      mark of MSCI Inc. and Standard &
                                                fixed rate, non-investment grade debt.       Poor's.
-  Foreign securities have additional           Pay-in-kind bonds, Eurobonds, and debt
   risks, including exchange rate changes,      issues from countries designated as       -  The Chartered Financial Analysts
   political and economic upheaval,             emerging markets are excluded, but           --REGISTERED TRADEMARK-- (CFA
   relative lack of information,                Canadian and global bonds (SEC               --REGISTERED TRADEMARK--) designation
   relatively low market liquidity, and         registered) of issuers in non-emerging       is globally recognized and attests to a
   the potential lack of strict financial       countries are included.                      charterholder's success in a rigorous
   and accounting controls and standards.                                                    and comprehensive study program in the
                                                                                             field of investment management and
                                                                                             research analysis.

=======================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     ==========================================
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           FUND NASDAQ SYMBOLS
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================   Class A Shares                       AMHYX
                                                                                          Class B Shares                       AHYBX
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE                                       Class C Shares                       AHYCX
                                                                                          Class Y Shares                       AHHYX
                                                                                          Investor Class Shares                HYINX
                                                                                          ==========================================


8     AIM HIGH YIELD FUND

SCHEDULE OF INVESTMENTS(a)

July 31, 2009



                                                        PRINCIPAL
                                                         AMOUNT            VALUE
-----------------------------------------------------------------------------------

U.S. DOLLAR DENOMINATED BONDS & NOTES-92.30%

AEROSPACE & DEFENSE-1.27%

Alliant Techsystems Inc.,
  Sr. Unsec. Gtd. Sub. Notes,
  6.75%, 04/01/16                                       $ 1,555,000    $  1,488,913
-----------------------------------------------------------------------------------
BE Aerospace, Inc.,
  Sr. Unsec. Unsub. Notes,
  8.50%, 07/01/18                                         2,065,000       2,075,325
-----------------------------------------------------------------------------------
Bombardier Inc.,
  Sr. Unsec. Notes,
  6.75%, 05/01/12(b)                                      3,555,000       3,466,125
-----------------------------------------------------------------------------------
Esterline Technologies Corp.,
  Sr. Unsec. Gtd. Sub. Global Notes,
  7.75%, 06/15/13                                         2,495,000       2,463,812
===================================================================================
                                                                          9,494,175
===================================================================================


AIRLINES-2.21%

American Airlines,
  Series 1999-1, Class A-2, Sec. Notes, Pass
  Through Ctfs.,
  7.02%, 10/15/09                                         1,715,000       1,715,000
-----------------------------------------------------------------------------------
  Series 2001-2, Class A-1, Sec. Global Pass
  Through Ctfs.,
  6.98%, 04/01/11                                           326,333         312,953
-----------------------------------------------------------------------------------
  Series 2009-1A, Sec. Pass Through Ctfs.,
  10.38%, 07/02/19                                        1,025,000       1,036,531
-----------------------------------------------------------------------------------
Continental Airlines Inc.,
  Pass Through Ctfs.,
  9.00%, 07/08/16                                         3,170,000       3,164,056
-----------------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes,
  8.75%, 12/01/11                                         2,810,000       1,770,300
-----------------------------------------------------------------------------------
  Series 2000-1, Class C-1, Sec. Sub. Pass Through
  Ctfs.,
  8.50%, 05/01/11                                           575,630         495,042
-----------------------------------------------------------------------------------
  Series 2000-2, Class B, Sec. Sub. Pass Through
  Ctfs.,
  8.31%, 04/02/18                                           799,372         617,515
-----------------------------------------------------------------------------------
  Series 2001-1, Class B, Sec. Sub. Pass Through
  Ctfs.,
  7.37%, 12/15/15                                           694,706         501,925
-----------------------------------------------------------------------------------
Delta Air Lines, Inc.,
  Series 2002-1, Class C, Sec. Pass Through Ctfs.,
  7.78%, 01/02/12                                         3,284,903       3,096,021
-----------------------------------------------------------------------------------
  Series 2007-1, Class C, Sec. Global Pass Through
  Ctfs.,
  8.95%, 08/10/14                                         3,429,791       2,237,939
-----------------------------------------------------------------------------------
UAL Corp.,
  Series 2000-2, Class A-2, Sec. Pass Through
  Ctfs.,
  7.19%, 04/01/11                                           565,661         551,519
-----------------------------------------------------------------------------------
  Series 2007-1, Class B, Sr. Sec. Gtd. Global
  Pass Through Ctfs.,
  7.34%, 07/02/19(b)                                      1,985,421       1,012,564
===================================================================================
                                                                         16,511,365
===================================================================================


ALTERNATIVE CARRIERS-0.93%

Inmarsat Finance PLC (United Kingdom),
  Sr. Sec. Gtd. Global,
  7.63%, 06/30/12                                           555,000         548,756
-----------------------------------------------------------------------------------
Intelsat Subsidiary Holding Co. Ltd. (Bermuda),
  Sr. Unsec. Gtd. Global,
  8.50%, 01/15/13                                         2,495,000       2,544,900
-----------------------------------------------------------------------------------
Level 3 Financing Inc.,
  Sr. Unsec. Gtd. Unsub. Global Notes,
  9.25%, 11/01/14                                         4,305,000       3,809,925
===================================================================================
                                                                          6,903,581
===================================================================================


ALUMINUM-1.17%

Century Aluminum Co.,
  Sr. Unsec. Gtd. Global Notes,
  7.50%, 08/15/14                                         1,975,000       1,451,625
-----------------------------------------------------------------------------------
Novelis Inc. (Canada),
  Sr. Unsec. Gtd. Global Notes,
  7.25%, 02/15/15                                         8,785,000       7,291,550
===================================================================================
                                                                          8,743,175
===================================================================================


APPAREL RETAIL-1.26%

Collective Brands, Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes,
  8.25%, 08/01/13                                         6,465,000       6,351,862
-----------------------------------------------------------------------------------
Limited Brands, Inc.,
  Sr. Notes,
  8.50%, 06/15/19(b)                                      1,945,000       1,954,725
-----------------------------------------------------------------------------------
  Sr. Unsec. Notes,
  5.25%, 11/01/14                                         1,225,000       1,062,688
===================================================================================
                                                                          9,369,275
===================================================================================


APPAREL, ACCESSORIES & LUXURY GOODS-2.58%

American Achievement Corp.,
  Sr. Unsec. Gtd. Sub. Notes,
  8.25%, 04/01/12(b)                                      2,795,000       2,767,050
-----------------------------------------------------------------------------------
Hanesbrands, Inc.,
  Series B, Sr. Unsec. Gtd. Floating Rate Global
  Notes,
  4.59%, 12/15/14(c)                                      4,720,000       4,000,200
-----------------------------------------------------------------------------------
Jones Apparel Group, Inc.,
  Sr. Unsec. Unsub. Global Notes,
  5.13%, 11/15/14                                         1,410,000       1,198,500
-----------------------------------------------------------------------------------
Levi Strauss & Co.,
  Sr. Unsec. Unsub. Global Notes,
  8.88%, 04/01/16                                         3,800,000       3,781,000
-----------------------------------------------------------------------------------
Liz Claiborne Inc.,
  Sr. Conv. Notes,
  6.00%, 06/15/14(b)                                      2,115,000       2,239,997
-----------------------------------------------------------------------------------
Perry Ellis International, Inc.,
  Series B, Sr. Unsec. Gtd. Sub. Global Notes,
  8.88%, 09/15/13                                         3,915,000       3,415,837
-----------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM HIGH YIELD FUND

                                                        PRINCIPAL
                                                         AMOUNT            VALUE
-----------------------------------------------------------------------------------
APPAREL, ACCESSORIES & LUXURY GOODS-(CONTINUED)

Warnaco Inc.,
  Sr. Unsec. Gtd. Global Notes,
  8.88%, 06/15/13                                       $ 1,815,000    $  1,869,450
===================================================================================
                                                                         19,272,034
===================================================================================


AUTO PARTS & EQUIPMENT-0.46%

Tenneco Inc.,
  Sr. Unsec. Gtd. Global Notes,
  8.13%, 11/15/15                                           740,000         680,800
-----------------------------------------------------------------------------------
  Series B, Sr. Sec. Gtd. Second Lien Global
  Notes,
  10.25%, 07/15/13                                        1,291,000       1,316,820
-----------------------------------------------------------------------------------
TRW Automotive Inc.,
  Sr. Unsec. Gtd. Unsub. Notes,
  7.25%, 03/15/17(b)                                      1,575,000       1,386,000
-----------------------------------------------------------------------------------
Visteon Corp.,
  Sr. Unsec. Unsub. Notes,
  7.00%, 03/10/14(d)                                      2,775,000          69,375
===================================================================================
                                                                          3,452,995
===================================================================================


AUTOMOBILE MANUFACTURERS-0.99%

Ford Motor Co.,
  Sr. Unsec. Unsub. Global Notes,
  7.45%, 07/16/31                                         6,915,000       5,220,825
-----------------------------------------------------------------------------------
Motors Liquidation Co.,
  Sr. Unsec. Unsub. Global Notes,
  7.20%, 01/15/11(d)                                      6,310,000         914,950
-----------------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes,
  8.38%, 07/15/33(d)                                      7,725,000       1,255,312
===================================================================================
                                                                          7,391,087
===================================================================================


BROADCASTING-2.46%

Charter Communications Operating, LLC/Charter
  Communications Operating Capital Corp.,
  Sr. Sec. Gtd. Second Lien Notes,
  10.00%, 04/30/12(b)(d)                                  4,680,000       4,703,400
-----------------------------------------------------------------------------------
CSC Holdings Inc.,
  Sr. Unsec. Notes,
  8.50%, 04/15/14(b)                                      1,345,000       1,390,394
-----------------------------------------------------------------------------------
  8.63%, 02/15/19(b)                                        805,000         831,163
-----------------------------------------------------------------------------------
Hughes Network Systems LLC/HNS Finance Corp.,
  Sr. Notes,
  9.50%, 04/15/14(b)                                      2,020,000       1,999,800
-----------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes,
  9.50%, 04/15/14                                           735,000         742,350
-----------------------------------------------------------------------------------
Unitymedia GmbH (Germany),
  Sr. Sec. Gtd. Notes,
  10.38%, 02/15/15(b)                                     2,865,000       2,929,462
-----------------------------------------------------------------------------------
Virgin Media Finance PLC (United Kingdom),
  Sr. Unsec. Gtd. Global Notes,
  8.75%, 04/15/14                                         2,807,000       2,856,122
-----------------------------------------------------------------------------------
  Series 1, Sr. Gtd. Global Bonds,
  9.50%, 08/15/16                                         2,800,000       2,891,000
===================================================================================
                                                                         18,343,691
===================================================================================


BUILDING PRODUCTS-1.72%

AMH Holdings Inc.,
  Sr. Unsec. Global Notes,
  11.25%, 03/01/14                                        8,625,000       3,665,625
-----------------------------------------------------------------------------------
Building Materials Corp. of America,
  Sec. Gtd. Second Lien Global Notes,
  7.75%, 08/01/14                                         4,860,000       4,544,100
-----------------------------------------------------------------------------------
Nortek, Inc.,
  Sr. Sec. Gtd. Global Notes,
  10.00%, 12/01/13                                        1,490,000       1,337,275
-----------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Global Notes,
  8.50%, 09/01/14                                         2,240,000         817,600
-----------------------------------------------------------------------------------
Ply Gem Industries Inc.,
  Sr. Sec. Gtd. First & Second Lien Global Notes,
  11.75%, 06/15/13                                        2,440,000       1,830,000
-----------------------------------------------------------------------------------
USG Corp.,
  Sr. Unsec. Gtd. Notes,
  9.75%, 08/01/14(b)                                        620,000         635,500
===================================================================================
                                                                         12,830,100
===================================================================================


CABLE & SATELLITE-0.41%

XM Satellite Radio Inc.,
  Sr. Sec. Notes,
  11.25%, 06/15/13(b)                                     2,990,000       3,087,175
===================================================================================


CASINOS & GAMING-4.27%

Great Canadian Gaming Corp. (Canada),
  Sr. Unsec. Gtd. Sub. Notes,
  7.25%, 02/15/15(b)                                      1,378,000       1,288,430
-----------------------------------------------------------------------------------
Mandalay Resort Group,
  Sr. Unsec. Gtd. Sub. Global Notes,
  9.38%, 02/15/10                                           755,000         724,800
-----------------------------------------------------------------------------------
MGM Mirage,
  Sr. Sec. Gtd. Notes,
  13.00%, 11/15/13(b)                                     2,385,000       2,712,938
-----------------------------------------------------------------------------------
  Sr. Sec. Notes,
  10.38%, 05/15/14(b)                                     1,085,000       1,175,869
-----------------------------------------------------------------------------------
  11.13%, 11/15/17(b)                                     1,085,000       1,204,350
-----------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes,
  6.63%, 07/15/15                                         4,630,000       3,333,600
-----------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Notes,
  8.50%, 09/15/10                                         4,795,000       4,573,231
-----------------------------------------------------------------------------------
Pinnacle Entertainment, Inc.,
  Sr. Notes,
  8.63%, 08/01/17(b)                                      4,065,000       4,085,325
-----------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes,
  8.75%, 10/01/13                                         3,000,000       3,105,000
-----------------------------------------------------------------------------------
Scientific Games Corp.,
  Sr. Sub. Notes,
  9.25%, 06/15/19(b)                                        640,000         672,800
-----------------------------------------------------------------------------------
  Sr. Sub. Unsec. Gtd. Conv. Putable Notes,
  0.75%, 06/01/10(e)                                      1,470,000       1,473,037
-----------------------------------------------------------------------------------
Seneca Gaming Corp.,
  Sr. Unsec. Unsub. Global Notes,
  7.25%, 05/01/12                                         2,275,000       2,093,000
-----------------------------------------------------------------------------------
  Series B, Sr. Unsec. Global Notes,
  7.25%, 05/01/12                                         1,340,000       1,232,800
-----------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM HIGH YIELD FUND

                                                        PRINCIPAL
                                                         AMOUNT            VALUE
-----------------------------------------------------------------------------------
CASINOS & GAMING-(CONTINUED)

Snoqualmie Entertainment Authority,
  Sr. Sec. Floating Rate Notes,
  5.38%, 02/01/14 (Acquired 05/04/09; Cost
  $745,988)(b)(e)                                       $ 1,745,000    $    820,150
-----------------------------------------------------------------------------------
  Sr. Sec. Notes,
  9.13%, 02/01/15(b)                                      3,190,000       1,722,600
-----------------------------------------------------------------------------------
Wynn Las Vegas Capital LLC/Corp.,
  Sr. Sec. Gtd. Global First Mortgage Notes,
  6.63%, 12/01/14                                           820,000         764,240
-----------------------------------------------------------------------------------
  6.63%, 12/01/14                                           940,000         869,030
===================================================================================
                                                                         31,851,200
===================================================================================


COAL & CONSUMABLE FUELS-0.10%

Arch Coal, Inc.,
  Sr. Notes,
  8.75%, 08/01/16(b)                                        760,000         773,300
===================================================================================


COMMODITY CHEMICALS-0.10%

Westlake Chemical Corp.,
  Sr. Unsec. Gtd. Notes,
  6.63%, 01/15/16                                           795,000         731,400
===================================================================================


COMPUTER STORAGE & PERIPHERALS-0.09%

Seagate Technology International,
  Sr. Sec. Gtd. Notes,
  10.00%, 05/01/14(b)                                       590,000         649,000
===================================================================================


CONSTRUCTION & ENGINEERING-0.73%

Great Lakes Dredge & Dock Corp.,
  Sr. Unsec. Gtd. Sub. Global Notes,
  7.75%, 12/15/13                                         1,130,000         992,988
-----------------------------------------------------------------------------------
MasTec, Inc.,
  Sr. Unsec. Gtd. Global Notes,
  7.63%, 02/01/17                                         4,940,000       4,433,650
===================================================================================
                                                                          5,426,638
===================================================================================


CONSTRUCTION MATERIALS-0.98%

Texas Industries, Inc.,
  Sr. Unsec. Gtd. Unsub. Global Notes,
  7.25%, 07/15/13                                           930,000         864,900
-----------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Notes,
  7.25%, 07/15/13(b)                                      2,295,000       2,134,350
-----------------------------------------------------------------------------------
U.S. Concrete, Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes,
  8.38%, 04/01/14                                         6,725,000       4,337,625
===================================================================================
                                                                          7,336,875
===================================================================================


CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS-0.92%

Case Corp.,
  Sr. Unsec. Notes,
  7.25%, 01/15/16                                           730,000         682,550
-----------------------------------------------------------------------------------
Terex Corp.,
  Sr. Unsec. Global Notes,
  10.88%, 06/01/16                                        1,320,000       1,392,600
-----------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Global Notes,
  7.38%, 01/15/14                                         1,450,000       1,395,625
-----------------------------------------------------------------------------------
Titan International, Inc.,
  Sr. Unsec. Gtd. Global Notes,
  8.00%, 01/15/12                                         3,595,000       3,361,325
===================================================================================
                                                                          6,832,100
===================================================================================


CONSUMER FINANCE-3.77%

Ford Motor Credit Co. LLC,
  Sr. Unsec. Global Notes,
  9.75%, 09/15/10                                         3,740,000       3,796,100
-----------------------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes,
  7.50%, 08/01/12                                         1,160,000       1,084,600
-----------------------------------------------------------------------------------
  7.00%, 10/01/13                                         2,645,000       2,406,950
-----------------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes,
  8.63%, 11/01/10                                         4,710,000       4,662,900
-----------------------------------------------------------------------------------
  9.88%, 08/10/11                                         1,865,000       1,878,987
-----------------------------------------------------------------------------------
GMAC Inc.,
  Sr. Unsec. Gtd. Notes,
  7.50%, 12/31/13(b)                                        397,000         333,480
-----------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Notes,
  6.75%, 12/01/14(b)                                      4,156,000       3,594,940
-----------------------------------------------------------------------------------
  8.00%, 11/01/31(b)                                      3,827,000       2,985,060
-----------------------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes,
  6.88%, 09/15/11                                         7,465,000       7,017,100
-----------------------------------------------------------------------------------
  Unsec. Sub. Notes,
  8.00%, 12/31/18(b)                                        477,000         345,825
===================================================================================
                                                                         28,105,942
===================================================================================


DATA PROCESSING & OUTSOURCED SERVICES-1.78%

First Data Corp.,
  Sr. Unsec. Gtd. Global Notes,
  9.88%, 09/24/15                                         3,935,000       3,325,075
-----------------------------------------------------------------------------------
  Sr. Unsec. Unsub. Gtd. Notes,
  9.88%, 09/24/15(b)                                      2,230,000       1,889,925
-----------------------------------------------------------------------------------
Lender Processing Services Inc.,
  Sr. Unsec. Gtd. Unsub. Global Notes,
  8.13%, 07/01/16                                         1,400,000       1,431,500
-----------------------------------------------------------------------------------
Sungard Data Systems Inc.,
  Sr. Unsec. Gtd. Global Notes,
  9.13%, 08/15/13                                         4,748,000       4,890,440
-----------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Global Notes,
  10.25%, 08/15/15                                        1,690,000       1,749,150
===================================================================================
                                                                         13,286,090
===================================================================================


DEPARTMENT STORES-0.66%

Macy's Retail Holdings Inc.,
  Sr. Unsec. Gtd. Notes,
  6.63%, 04/01/11                                         2,430,000       2,478,600
-----------------------------------------------------------------------------------
  5.35%, 03/15/12                                         2,480,000       2,430,400
===================================================================================
                                                                          4,909,000
===================================================================================


DISTILLERS & VINTNERS-0.21%

Constellation Brands Inc.,
  Sr. Unsec. Gtd. Global Notes,
  7.25%, 05/15/17                                         1,600,000       1,572,000
===================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM HIGH YIELD FUND

                                                        PRINCIPAL
                                                         AMOUNT            VALUE
-----------------------------------------------------------------------------------
DIVERSIFIED BANKS-0.45%

ICICI Bank Ltd. (India),
  Unsec. Unsub. Notes,
  6.63%, 10/03/12(b)                                    $ 1,675,000    $  1,664,950
-----------------------------------------------------------------------------------
Wells Fargo Capital XV,
  Pfd. Purchase Securities,
  9.75%                                                   1,635,000       1,667,700
===================================================================================
                                                                          3,332,650
===================================================================================


DIVERSIFIED METALS & MINING-2.02%

FMG Finance Pty. Ltd. (Australia),
  Sr. Sec. Notes,
  10.63%, 09/01/16(b)                                     4,995,000       5,201,044
-----------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold Inc., Sr. Unsec.
  Notes,
  8.25%, 04/01/15                                         1,915,000       2,028,942
-----------------------------------------------------------------------------------
Teck Resources Ltd. (Canada),
  Sr. Sec. Notes,
  9.75%, 05/15/14(b)                                      1,335,000       1,495,200
-----------------------------------------------------------------------------------
  10.75%, 05/15/19(b)                                     2,670,000       3,137,250
-----------------------------------------------------------------------------------
Vedanta Resources PLC (United Kingdom),
  Sr. Unsec. Unsub. Notes,
  9.50%, 07/18/18(b)                                      3,445,000       3,209,919
===================================================================================
                                                                         15,072,355
===================================================================================


DIVERSIFIED SUPPORT SERVICES-1.61%

Education Management LLC/ Education Management
  Finance Corp.,
  Sr. Unsec. Gtd. Global Notes,
  8.75%, 06/01/14                                         1,435,000       1,449,350
-----------------------------------------------------------------------------------
Iron Mountain Inc.,
  Sr. Unsec. Gtd. Sub. Notes,
  6.63%, 01/01/16                                         2,325,000       2,168,062
-----------------------------------------------------------------------------------
Mobile Mini, Inc.,
  Sr. Unsec. Gtd. Global Notes,
  9.75%, 08/01/14                                           935,000         918,638
-----------------------------------------------------------------------------------
Travelport LLC,
  Sr. Unsec. Gtd. Sub. Global Notes,
  11.88%, 09/01/16                                        2,730,000       1,986,075
-----------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Global Notes,
  9.88%, 09/01/14                                         6,580,000       5,527,200
===================================================================================
                                                                         12,049,325
===================================================================================


DRUG RETAIL-0.59%

General Nutrition Centers Inc.,
  Sr. Unsec. Gtd. PIK Floating Rate Global Notes,
  6.40%, 03/15/14(c)                                      3,335,000       2,984,825
-----------------------------------------------------------------------------------
Rite Aid Corp.,
  Sr. Sec. Notes,
  9.75%, 06/12/16(b)                                      1,345,000       1,425,700
===================================================================================
                                                                          4,410,525
===================================================================================


ELECTRIC UTILITIES-1.32%

Elwood Energy LLC,
  Sr. Sec. Global Notes,
  8.16%, 07/05/26                                         1,950,359       1,677,309
-----------------------------------------------------------------------------------
LSP Energy L.P./LSP Batesville Funding Corp.,
  Series C, Sr. Sec. Mortgage Bonds,
  7.16%, 01/15/14                                         1,952,145       1,841,474
-----------------------------------------------------------------------------------
Majapahit Holding B.V. (Netherlands),
  Sr. Unsec. Gtd. Unsub. Notes,
  7.25%, 06/28/17(b)                                      1,725,000       1,621,500
-----------------------------------------------------------------------------------
Tenaska Alabama Partners L.P.,
  Sr. Sec. Mortgage Notes,
  7.00%, 06/30/21(b)                                      5,428,045       4,708,829
===================================================================================
                                                                          9,849,112
===================================================================================


ELECTRICAL COMPONENTS & EQUIPMENT-0.23%

Belden Inc.,
  Sr. Gtd. Sub. Notes,
  9.25%, 06/15/19(b)                                      1,695,000       1,699,238
===================================================================================


ELECTRONIC MANUFACTURING SERVICES-0.06%

Jabil Circuit, Inc.,
  Sr. Notes,
  7.75%, 07/15/16                                           500,000         480,715
===================================================================================


FOOD RETAIL-0.66%

American Stores Co.,
  Sr. Unsec. Bonds,
  8.00%, 06/01/26                                         2,805,000       2,524,500
-----------------------------------------------------------------------------------
New Albertsons Inc.,
  Sr. Unsec. Bonds,
  8.00%, 05/01/31                                         2,060,000       1,820,525
-----------------------------------------------------------------------------------
SUPERVALU Inc.,
  Sr. Unsec. Notes,
  8.00%, 05/01/16                                           565,000         566,413
===================================================================================
                                                                          4,911,438
===================================================================================


GAS UTILITIES-0.35%

Ferrellgas Escrow LLC/Ferrellgas Finance Escrow
  Corp.,
  Sr. Unsec. Global Notes,
  6.75%, 05/01/14                                         2,890,000       2,644,350
===================================================================================


GENERAL MERCHANDISE STORES-0.26%

Susser Holdings LLC & Susser Finance Corp.,
  Sr. Unsec. Gtd. Global Notes,
  10.63%, 12/15/13                                        1,891,000       1,928,820
===================================================================================


HEALTH CARE EQUIPMENT-0.46%

DJO Finance LLC/DJO Finance Corp.,
  Sr. Unsec. Gtd. Global Notes,
  10.88%, 11/15/14                                        3,635,000       3,453,250
===================================================================================


HEALTH CARE FACILITIES-3.34%

Community Health Systems Inc.,
  Sr. Unsec. Gtd. Unsub. Global Notes,
  8.88%, 07/15/15                                         4,635,000       4,808,812
-----------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM HIGH YIELD FUND

                                                        PRINCIPAL
                                                         AMOUNT            VALUE
-----------------------------------------------------------------------------------
HEALTH CARE FACILITIES-(CONTINUED)

HCA, Inc.,
  Sr. Sec. Gtd. Global Notes,
  9.13%, 11/15/14                                       $ 1,355,000    $  1,399,037
-----------------------------------------------------------------------------------
  9.25%, 11/15/16                                         3,720,000       3,896,700
-----------------------------------------------------------------------------------
  Sr. Sec. Gtd. PIK Global Notes,
  9.63%, 11/15/16                                         3,155,000       3,312,750
-----------------------------------------------------------------------------------
  Sr. Sec. Notes,
  8.50%, 04/15/19(b)                                      1,435,000       1,485,225
-----------------------------------------------------------------------------------
  7.88%, 02/15/20(b)                                      3,300,000       3,291,750
-----------------------------------------------------------------------------------
  Sr. Unsec. Global Notes,
  6.38%, 01/15/15                                           935,000         834,488
-----------------------------------------------------------------------------------
Healthsouth Corp.,
  Sr. Unsec. Gtd. Floating Rate Global Notes,
  7.22%, 06/15/14(c)                                      1,400,000       1,316,000
-----------------------------------------------------------------------------------
Tenet Healthcare Corp.,
  Sr. Unsec. Notes,
  7.38%, 02/01/13                                         4,710,000       4,545,150
===================================================================================
                                                                         24,889,912
===================================================================================


HEALTH CARE SERVICES-1.57%

Multiplan Inc.,
  Sr. Unsec. Sub. Notes,
  10.38%, 04/15/16(b)                                     3,891,000       3,891,000
-----------------------------------------------------------------------------------
Rural/Metro Corp.,
  Sr. Gtd. Sub. Global Notes,
  9.88%, 03/15/15                                           930,000         788,175
-----------------------------------------------------------------------------------
Universal Hospital Services Inc.,
  Sr. Sec. PIK Global Notes,
  8.50%, 06/01/15                                         2,810,000       2,760,825
-----------------------------------------------------------------------------------
US Oncology Inc.,
  Sr. Sec. Notes,
  9.13%, 08/15/17(b)                                      1,415,000       1,468,062
-----------------------------------------------------------------------------------
Viant Holdings Inc.,
  Sr. Unsec. Gtd. Sub. Notes,
  10.13%, 07/15/17(b)                                     3,341,000       2,839,850
===================================================================================
                                                                         11,747,912
===================================================================================


HEALTH CARE SUPPLIES-0.21%

Inverness Medical Innocations Inc.,
  Sr. Sub. Notes,
  9.00%, 05/15/16                                         1,545,000       1,552,725
===================================================================================


HOMEBUILDING-0.06%

TOUSA, Inc.,
  Sr. Unsec. Gtd. Global Notes,
  9.00%, 07/01/10(d)                                      2,875,000         345,000
-----------------------------------------------------------------------------------
  9.00%, 07/01/10(d)                                        935,000         112,200
===================================================================================
                                                                            457,200
===================================================================================


HOTELS, RESORTS & CRUISE LINES-1.61%

NCL Corp. Ltd.,
  Sr. Unsec. Unsub. Global Notes,
  10.63%, 07/15/14                                        3,450,000       3,284,478
-----------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.,
  Sr. Unsec. Unsub. Global Notes,
  8.75%, 02/02/11                                         2,240,000       2,245,600
-----------------------------------------------------------------------------------
  6.88%, 12/01/13                                         2,120,000       1,886,800
-----------------------------------------------------------------------------------
  Sr. Unsec. Unsub. Yankee Notes,
  7.25%, 03/15/18                                         2,230,000       1,761,700
-----------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.,
  Sr. Unsec. Notes,
  7.88%, 10/15/14                                         2,840,000       2,840,358
===================================================================================
                                                                         12,018,936
===================================================================================


HOUSEWARES & SPECIALTIES-0.62%

Yankee Acquisition Corp.,
  Series B, Sr. Gtd. Global Notes,
  8.50%, 02/15/15                                         5,140,000       4,613,150
===================================================================================


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-2.91%

AES Corp. (The),
  Sr. Unsec. Notes,
  9.75%, 04/15/16(b)                                      1,830,000       1,930,650
-----------------------------------------------------------------------------------
AES Red Oak LLC,
  Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19                                         4,274,430       3,975,220
-----------------------------------------------------------------------------------
Dynegy Holdings Inc.,
  Sr. Unsec. Global Notes,
  8.38%, 05/01/16                                         3,200,000       2,816,000
-----------------------------------------------------------------------------------
Energy Future Holdings Corp.,
  Sr. Unsec. Gtd. Global Notes,
  10.88%, 11/01/17                                        7,020,000       6,142,500
-----------------------------------------------------------------------------------
Intergen N.V. (Netherlands),
  Sr. Sec. Gtd. Bonds,
  9.00%, 06/30/17(b)                                      1,275,000       1,255,875
-----------------------------------------------------------------------------------
NRG Energy, Inc.,
  Sr. Unsec. Gtd. Notes,
  7.38%, 02/01/16                                         2,361,000       2,296,072
-----------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Notes,
  7.38%, 01/15/17                                         3,360,000       3,267,600
===================================================================================
                                                                         21,683,917
===================================================================================


INDUSTRIAL CONGLOMERATES-0.59%

Aleris International Inc.,
  Sr. Unsec. Gtd. PIK Global Notes,
  9.00%, 12/15/14(d)                                      3,060,000           7,650
-----------------------------------------------------------------------------------
Indalex Holding Corp.,
  Series B, Sr. Sec. Gtd. Global Notes,
  11.50%, 02/01/14(d)                                     3,260,000         220,050
-----------------------------------------------------------------------------------
RBS Global Inc./Rexnord LLC,
  Sr. Unsec. Gtd. Unsub. Global Notes,
  9.50%, 08/01/14                                         4,735,000       4,166,800
===================================================================================
                                                                          4,394,500
===================================================================================


INDUSTRIAL MACHINERY-0.16%

Columbus McKinnon Corp.,
  Sr. Unsec. Gtd. Sub. Global Notes,
  8.88%, 11/01/13                                         1,155,000       1,160,775
===================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM HIGH YIELD FUND

                                                        PRINCIPAL
                                                         AMOUNT            VALUE
-----------------------------------------------------------------------------------
INTEGRATED OIL & GAS-0.45%

Dolphin Energy Ltd. (United Arab Emirates),
  Sr. Sec. Bonds,
  5.89%, 06/15/19(b)                                    $ 1,670,000    $  1,676,812
-----------------------------------------------------------------------------------
KazMunaiGaz Finance Sub B.V. (Netherlands),
  Sr. Unsec. Gtd. Global Notes,
  11.75%, 01/23/15(b)                                     1,670,000       1,714,873
===================================================================================
                                                                          3,391,685
===================================================================================


INTEGRATED TELECOMMUNICATION SERVICES-2.59%

Frontier Communications Corp.,
  Sr. Unsec. Global Notes,
  7.88%, 01/15/27                                         4,890,000       4,315,425
-----------------------------------------------------------------------------------
Hawaiian Telcom Communications Inc.,
  Series B, Sr. Unsec. Gtd. Unsub. Global Notes,
  9.75%, 05/01/13(d)(f)                                   5,275,000         105,500
-----------------------------------------------------------------------------------
Intelsat Jackson Holdings Ltd. (Bermuda),
  Sr. Unsec. Gtd. Global Notes,
  11.25%, 06/15/16                                        4,885,000       5,275,800
-----------------------------------------------------------------------------------
Nordic Telephone Co. Holdings (Denmark),
  Sr. Sec. Bonds,
  8.88%, 05/01/16(b)                                      3,305,000       3,354,575
-----------------------------------------------------------------------------------
Qwest Communications International Inc.,
  Sr. Unsec. Gtd. Global Notes,
  7.25%, 02/15/11                                         1,847,000       1,851,618
-----------------------------------------------------------------------------------
Qwest Corp.,
  Sr. Unsec. Notes,
  8.38%, 05/01/16(b)                                        715,000         724,831
-----------------------------------------------------------------------------------
Wind Acquisition Finance S.A. (Luxembourg),
  Sr. Notes,
  11.75%, 07/15/17(b)                                     3,405,000       3,668,887
===================================================================================
                                                                         19,296,636
===================================================================================


INVESTMENT BANKING & BROKERAGE-0.38%

E*Trade Financial Corp., Sr. Unsec. Notes,
  7.88%, 12/01/15                                         3,470,000       2,849,738
===================================================================================


LEISURE FACILITIES-0.64%

Speedway Motorsports Inc.,
  Sr. Unsec. Notes,
  8.75%, 06/01/16(b)                                        660,000         691,350
-----------------------------------------------------------------------------------
Universal City Development Partners Ltd.,
  Sr. Unsec. Unsub. Global Notes,
  11.75%, 04/01/10                                        4,120,000       4,089,100
===================================================================================
                                                                          4,780,450
===================================================================================


LIFE & HEALTH INSURANCE-0.62%

Metlife Inc.,
  Jr. Sub. Global Notes,
  10.75%, 08/01/39                                        2,915,000       3,180,403
-----------------------------------------------------------------------------------
Pacific Life Insurance Co.,
  Notes,
  9.25%, 06/15/39(b)                                      1,420,000       1,453,516
===================================================================================
                                                                          4,633,919
===================================================================================


MARINE PORTS & SERVICES-0.20%

Novorossiysk Commercial Port Capital S.A.
  (Luxembourg), Sec. Loan Participation Notes,
  7.00%, 05/17/12                                         1,510,000       1,483,620
===================================================================================


MOVIES & ENTERTAINMENT-1.26%

AMC Entertainment Inc.,
  Sr. Notes,
  8.75%, 06/01/19(b)                                      1,930,000       1,927,587
-----------------------------------------------------------------------------------
  Sr. Unsec. Sub. Global Notes,
  8.00%, 03/01/14                                         3,050,000       2,859,375
-----------------------------------------------------------------------------------
Cinemark USA Inc.,
  Sr. Gtd. Notes,
  8.63%, 06/15/19(b)                                      1,280,000       1,328,000
-----------------------------------------------------------------------------------
Marquee Holdings Inc.,
  Sr. Unsec. Global Notes,
  12.00%, 08/15/14                                        1,875,000       1,553,906
-----------------------------------------------------------------------------------
WMG Acquisition Corp.,
  Sr. Sec. First Lien Notes,
  9.50%, 06/15/16(b)                                      1,655,000       1,766,713
===================================================================================
                                                                          9,435,581
===================================================================================


MULTI-LINE INSURANCE-0.16%

Hartford Financial Services Group Inc. (The),
  Sr. Unsec. Global Notes,
  5.95%, 10/15/36                                           500,000         347,814
-----------------------------------------------------------------------------------
Liberty Mutual Group Inc., Bonds,
  6.70%, 08/15/16(b)                                        955,000         829,052
===================================================================================
                                                                          1,176,866
===================================================================================


MULTI-SECTOR HOLDINGS-0.32%

Stena A.B. (Sweden),
  Sr. Unsec. Global Notes,
  7.50%, 11/01/13                                         2,790,000       2,413,350
===================================================================================


OFFICE SERVICES & SUPPLIES-0.11%

ACCO Brands Corp.,
  Sr. Unsec. Gtd. Sub. Global Notes,
  7.63%, 08/15/15                                         1,095,000         799,350
===================================================================================


OIL & GAS DRILLING-0.19%

Pride International Inc.,
  Sr. Unsec. Notes,
  8.50%, 06/15/19                                         1,330,000       1,429,750
===================================================================================


OIL & GAS EQUIPMENT & SERVICES-0.17%

Bristow Group, Inc.,
  Sr. Unsec. Gtd. Global Notes,
  7.50%, 09/15/17                                         1,385,000       1,301,900
===================================================================================


OIL & GAS EXPLORATION & PRODUCTION-7.43%

Atlas Energy Operating Co. LLC/Atlas Energy
  Finance Corp.,
  Sr. Unsec. Gtd.,
  12.13%, 08/01/17                                        1,495,000       1,584,700
-----------------------------------------------------------------------------------
Chaparral Energy Inc.,
  Sr. Unsec. Gtd. Global Notes,
  8.50%, 12/01/15                                         2,244,000       1,413,720
-----------------------------------------------------------------------------------
  8.88%, 02/01/17                                         4,845,000       3,052,350
-----------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM HIGH YIELD FUND

                                                        PRINCIPAL
                                                         AMOUNT            VALUE
-----------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION-(CONTINUED)

Chesapeake Energy Corp.,
  Sr. Unsec. Gtd. Global Notes,
  6.38%, 06/15/15                                       $ 5,110,000    $  4,790,625
-----------------------------------------------------------------------------------
  6.88%, 11/15/20                                         1,340,000       1,202,650
-----------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes,
  9.50%, 02/15/15                                         1,290,000       1,377,075
-----------------------------------------------------------------------------------
Cimarex Energy Co.,
  Sr. Unsec. Gtd. Notes,
  7.13%, 05/01/17                                         3,275,000       3,029,375
-----------------------------------------------------------------------------------
Delta Petroleum Corp.,
  Sr. Unsec. Gtd. Sub. Global Notes,
  7.00%, 04/01/15                                         8,255,000       4,653,756
-----------------------------------------------------------------------------------
Denbury Resources Inc.,
  Sr. Gtd. Sub. Notes,
  9.75%, 03/01/16                                         1,960,000       2,102,100
-----------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Global Notes,
  7.50%, 04/01/13                                         1,930,000       1,930,000
-----------------------------------------------------------------------------------
Encore Acquisition Co.,
  Sr. Unsec. Gtd. Sub. Global Notes,
  6.00%, 07/15/15                                         4,589,000       3,992,430
-----------------------------------------------------------------------------------
Forest Oil Corp.,
  Sr. Notes,
  8.50%, 02/15/14(b)                                      1,425,000       1,457,062
-----------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes,
  7.25%, 06/15/19                                           585,000         560,138
-----------------------------------------------------------------------------------
Gaz Capital S.A. (Luxembourg),
  Notes,
  8.13%, 07/31/14(b)                                      1,470,000       1,478,291
-----------------------------------------------------------------------------------
  Sr. Sec. Gtd. Notes,
  8.15%, 04/11/18(b)                                      2,845,000       2,770,766
-----------------------------------------------------------------------------------
McMoRan Exploration Co.,
  Sr. Unsec. Gtd. Notes,
  11.88%, 11/15/14                                        1,740,000       1,605,150
-----------------------------------------------------------------------------------
Newfield Exploration Co.,
  Sr. Unsec. Sub. Global Notes,
  7.13%, 05/15/18                                           460,000         446,200
-----------------------------------------------------------------------------------
Offrig Drilling ASA (Norway),
  Sr. Sec. Unsub. Bonds,
  9.75%, 04/27/11(b)                                      2,400,000       2,362,816
-----------------------------------------------------------------------------------
Plains Exploration & Production Co.,
  Sr. Unsec. Gtd. Notes,
  7.75%, 06/15/15                                         3,765,000       3,765,000
-----------------------------------------------------------------------------------
  7.63%, 06/01/18                                         2,565,000       2,520,112
-----------------------------------------------------------------------------------
Quicksilver Resources Inc.,
  Sr. Notes,
  11.75%, 01/01/16                                        1,045,000       1,146,888
-----------------------------------------------------------------------------------
Range Resources Corp.,
  Sr. Unsec. Gtd. Sub. Notes,
  7.50%, 05/15/16                                           613,000         611,468
-----------------------------------------------------------------------------------
  7.50%, 10/01/17                                         4,190,000       4,169,050
-----------------------------------------------------------------------------------
SandRidge Energy, Inc.,
  Sr. Unsec. Gtd. Unsub. Notes,
  8.00%, 06/01/18(b)                                      2,090,000       1,928,025
-----------------------------------------------------------------------------------
Swift Energy Co.,
  Sr. Unsec. Gtd. Notes,
  7.13%, 06/01/17                                         1,935,000       1,460,925
===================================================================================
                                                                         55,410,672
===================================================================================


OIL & GAS REFINING & MARKETING-0.64%

Tesoro Corp.,
  Sr. Unsec. Gtd.,
  9.75%, 06/01/19                                         1,595,000       1,614,938
-----------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Global Bonds,
  6.50%, 06/01/17                                         1,170,000       1,026,675
-----------------------------------------------------------------------------------
United Refining Co.,
  Series 2, Sr. Unsec. Gtd. Global Notes,
  10.50%, 08/15/12                                        2,705,000       2,143,712
===================================================================================
                                                                          4,785,325
===================================================================================


OIL & GAS STORAGE & TRANSPORTATION-2.44%

Copano Energy LLC/ Capano Energy Finance Corp.,
  Sr. Unsec. Gtd. Global Notes,
  8.13%, 03/01/16                                         4,095,000       4,033,575
-----------------------------------------------------------------------------------
Inergy L.P./Inergy Finance Corp.,
  Sr. Unsec. Gtd. Global Notes,
  8.25%, 03/01/16                                         1,875,000       1,865,625
-----------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes,
  8.75%, 03/01/15(b)                                      1,710,000       1,739,925
-----------------------------------------------------------------------------------
MarkWest Energy Partners L.P./MarkWest Energy
  Finance Corp.,
  Series B, Sr. Unsec. Gtd. Global Notes,
  8.75%, 04/15/18                                         4,600,000       4,272,250
-----------------------------------------------------------------------------------
Regency Energy Partners L.P./Regency Energy
  Finance Corp.,
  Sr. Unsec. Gtd. Global Notes,
  8.38%, 12/15/13                                         4,085,000       4,125,850
-----------------------------------------------------------------------------------
Williams Partners L.P./Williams Partners Finance
  Corp.,
  Sr. Unsec. Global Notes,
  7.25%, 02/01/17                                         2,190,000       2,151,675
===================================================================================
                                                                         18,188,900
===================================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-1.44%

Bank of America Corp.,
  Unsec. Sub. Global Notes,
  5.42%, 03/15/17                                         2,600,000       2,345,632
-----------------------------------------------------------------------------------
BankAmerica Capital II,
  Series 2, Jr. Unsec. Gtd. Sub. Trust Pfd.
  Capital Securities,
  8.00%, 12/15/26                                         1,575,000       1,362,375
-----------------------------------------------------------------------------------
Citigroup Inc.,
  Sr. Unsec. Notes,
  8.13%, 07/15/39                                           755,000         768,068
-----------------------------------------------------------------------------------
  Unsec. Sub. Global Notes,
  5.00%, 09/15/14                                         2,475,000       2,220,145
-----------------------------------------------------------------------------------
  6.13%, 08/25/36                                           600,000         456,131
-----------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        AIM HIGH YIELD FUND

                                                        PRINCIPAL
                                                         AMOUNT            VALUE
-----------------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Merrill Lynch & Co. Inc.,
  Unsec. Sub. Global Notes,
  6.11%, 01/29/37                                       $ 4,390,000    $  3,569,828
===================================================================================

                                                                         10,722,179
===================================================================================


PACKAGED FOODS & MEATS-1.44%

Chiquita Brands International, Inc.,
  Sr. Unsec. Unsub. Global Notes,
  7.50%, 11/01/14                                           740,000         680,800
-----------------------------------------------------------------------------------
  8.88%, 12/01/15                                         1,485,000       1,421,888
-----------------------------------------------------------------------------------
Dole Food Co. Inc.,
  Sr. Unsec. Gtd. Global Notes,
  7.25%, 06/15/10                                         5,470,000       5,470,000
-----------------------------------------------------------------------------------
  Sr. Unsec. Notes,
  13.88%, 03/15/14(b)                                       720,000         811,800
-----------------------------------------------------------------------------------
Smithfield Foods Inc.,
  Sr. Sec. Gtd. Notes,
  10.00%, 07/15/14(b)                                       620,000         649,450
-----------------------------------------------------------------------------------
Tyson Foods Inc.,
  Sr. Unsec. Notes,
  10.50%, 03/01/14(b)                                     1,500,000       1,682,736
===================================================================================
                                                                         10,716,674
===================================================================================


PAPER PACKAGING-0.28%

Graham Packaging Co. L.P./GPC Capital Corp. I, Sr.
  Unsec. Gtd. Sub. Global Notes,
  9.88%, 10/15/14                                         1,832,000       1,744,980
-----------------------------------------------------------------------------------
Sealed Air Corp.,
  Sr. Notes,
  7.88%, 06/15/17(b)                                        295,000         310,185
===================================================================================
                                                                          2,055,165
===================================================================================


PAPER PRODUCTS-2.91%

Abitibi-Consolidated Co. of Canada (Canada),
  Sr. Sec. Gtd. Notes,
  13.75%, 04/01/11(b)(d)                                  2,030,000       1,903,125
-----------------------------------------------------------------------------------
Domtar Corp.,
  Sr. Unsec. Gtd. Global Notes,
  5.38%, 12/01/13                                         4,130,000       3,655,050
-----------------------------------------------------------------------------------
Exopack Holding Corp.,
  Sr. Unsec. Gtd. Global Notes,
  11.25%, 02/01/14                                        3,085,000       2,776,500
-----------------------------------------------------------------------------------
Georgia-Pacific LLC,
  Sr. Unsec. Gtd. Notes,
  7.00%, 01/15/15(b)                                      3,465,000       3,387,037
-----------------------------------------------------------------------------------
Mercer International Inc.,
  Sr. Unsec. Global Notes,
  9.25%, 02/15/13                                         8,025,000       3,811,875
-----------------------------------------------------------------------------------
Neenah Paper, Inc.,
  Sr. Unsec. Gtd. Global Notes,
  7.38%, 11/15/14                                         3,015,000       2,125,575
-----------------------------------------------------------------------------------
PE Paper Escrow GmbH (Austria),
  Sr. Sec. Notes,
  12.00%, 08/01/14(b)                                       585,000         560,998
-----------------------------------------------------------------------------------
Verso Paper Holdings LLC/Verso Paper Inc.,
  Sr. Sec. Note,
  11.50%, 07/01/14(b)                                       830,000         782,275
-----------------------------------------------------------------------------------
  Series B, Sr. Sec. Gtd. Sub. Global Notes,
  9.13%, 08/01/14                                         2,145,000       1,169,025
-----------------------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Sub. Global Notes,
  11.38%, 08/01/16                                        4,900,000       1,568,000
===================================================================================
                                                                         21,739,460
===================================================================================


PERSONAL PRODUCTS-0.50%

NBTY, Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes,
  7.13%, 10/01/15                                         3,895,000       3,763,544
===================================================================================


PHARMACEUTICALS-0.79%

Elan Finance PLC/Elan Finance Corp. (Ireland),
  Sr. Unsec. Gtd. Global Notes,
  7.75%, 11/15/11                                         5,935,000       5,912,744
===================================================================================


PROPERTY & CASUALTY INSURANCE-0.56%

Crum & Forster Holdings Corp.,
  Sr. Unsec. Unsub. Global Notes,
  7.75%, 05/01/17                                         4,750,000       4,215,625
===================================================================================


PUBLISHING-1.79%

Dex Media Inc.,
  Sr. Unsec. Global Notes,
  9.00%, 11/15/13(d)                                      4,360,000         828,400
-----------------------------------------------------------------------------------
Dex Media West LLC/Dex Media West Finance Co.,
  Series B, Sr. Unsec. Sub. Global Notes,
  9.88%, 08/15/13(d)                                      3,909,000         781,800
-----------------------------------------------------------------------------------
MediMedia USA Inc.,
  Sr. Sub. Notes,
  11.38%, 11/15/14(b)                                       465,000         261,562
-----------------------------------------------------------------------------------
Nielsen Finance LLC/Nielsen Finance Co.,
  Sr. Global Notes,
  11.63%, 02/01/14                                        1,135,000       1,203,100
-----------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes,
  11.50%, 05/01/16                                        1,455,000       1,535,025
-----------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Disc. Global Notes,
  12.50%, 08/01/16(e)                                    11,430,000       8,486,775
-----------------------------------------------------------------------------------
Reader's Digest Association Inc. (The),
  Sr. Unsec. Gtd. Sub. Global Notes,
  9.00%, 02/15/17                                         3,080,000         231,000
===================================================================================
                                                                         13,327,662
===================================================================================


RAILROADS-0.19%

Kansas City Southern Railway,
  Sr. Unsec. Gtd. Unsub. Notes,
  8.00%, 06/01/15                                         1,427,000       1,391,325
===================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        AIM HIGH YIELD FUND

                                                        PRINCIPAL
                                                         AMOUNT            VALUE
-----------------------------------------------------------------------------------
SECURITY & ALARM SERVICES-0.31%

Corrections Corp. of America,
  Sr. Gtd. Notes,
  7.75%, 06/01/17                                       $   655,000    $    661,550
-----------------------------------------------------------------------------------
Geo Group, Inc. (The),
  Sr. Unsec. Global Notes,
  8.25%, 07/15/13                                         1,685,000       1,685,000
===================================================================================
                                                                          2,346,550
===================================================================================


SEMICONDUCTOR EQUIPMENT-0.65%

Amkor Technology Inc.,
  Sr. Unsec. Global Notes,
  7.13%, 03/15/11                                         4,555,000       4,572,081
-----------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes,
  9.25%, 06/01/16                                           260,000         267,800
===================================================================================
                                                                          4,839,881
===================================================================================


SEMICONDUCTORS-4.08%

Avago Technologies Finance Pte./Avago Technologies
  U.S./Avago Technologies Wireless (Singapore),
  Sr. Unsec. Gtd. Global Notes,
  10.13%, 12/01/13                                        6,455,000       6,898,781
-----------------------------------------------------------------------------------
  Sr. Unsec. Sub. Gtd. Global Notes,
  11.88%, 12/01/15                                        1,880,000       2,021,000
-----------------------------------------------------------------------------------
Freescale Semiconductor Inc.,
  Sr. Unsec. Gtd. Notes,
  8.88%, 12/15/14                                         5,590,000       3,745,300
-----------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes,
  10.13%, 12/15/16                                        4,480,000       2,374,400
-----------------------------------------------------------------------------------
MagnaChip Semiconductor S.A./MagnaChip
  Semiconductor Finance Co. (South Korea),
  Sr. Sec. Gtd. Global Notes,
  6.88%, 12/15/11(d)                                      5,465,000          81,975
-----------------------------------------------------------------------------------
NXP BV/NXP Funding LLC (Netherlands),
  Sr. Sec. Gtd. Global Notes,
  7.88%, 10/15/14                                         4,284,000       3,020,220
-----------------------------------------------------------------------------------
Spansion Inc.,
  Sr. Sec. Notes,
  3.79%, 06/01/13(b)(d)                                   6,390,000       5,431,500
-----------------------------------------------------------------------------------
Viasystems Inc.,
  Sr. Unsec. Gtd. Global Notes,
  10.50%, 01/15/11                                        7,458,000       6,880,005
===================================================================================
                                                                         30,453,181
===================================================================================


SPECIALIZED REIT'S-0.40%

Host Hotels & Resorts L.P.,
  Sr. Unsec. Gtd. Unsub. Conv. Putable Notes,
  3.25%, 04/15/10(b)                                      3,055,000       2,995,428
===================================================================================


SPECIALTY CHEMICALS-1.48%

Huntsman International LLC,
  Sr. Unsec. Gtd. Sub. Global Notes,
  7.88%, 11/15/14                                         1,395,000       1,187,494
-----------------------------------------------------------------------------------
  7.38%, 01/01/15                                         3,165,000       2,579,475
-----------------------------------------------------------------------------------
JohnsonDiversey Holdings Inc.,
  Series B, Sr. Unsec. Sub. Global Notes,
  10.67%, 05/15/13                                        1,594,000       1,466,480
-----------------------------------------------------------------------------------
NewMarket Corp.,
  Sr. Unsec. Gtd. Unsub. Global Notes,
  7.13%, 12/15/16                                         2,330,000       2,114,475
-----------------------------------------------------------------------------------
PolyOne Corp.,
  Sr. Unsec. Notes,
  8.88%, 05/01/12                                           745,000         711,475
-----------------------------------------------------------------------------------
Polypore Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes,
  8.75%, 05/15/12                                         3,205,000       2,996,675
===================================================================================
                                                                         11,056,074
===================================================================================


SPECIALTY PROPERTIES-0.09%

Ventas Realty L.P./Ventas Capital Corp.,
  Series 1, Sr. Unsec. Gtd. Global Notes,
  6.50%, 06/01/16                                           720,000         691,200
===================================================================================


SPECIALTY STORES-1.43%

Michaels Stores, Inc.,
  Sr. Unsec. Gtd. Unsub. Global Notes,
  10.00%, 11/01/14                                        4,815,000       4,718,700
-----------------------------------------------------------------------------------
Sally Holdings LLC/Sally Capital Inc.,
  Sr. Unsec. Gtd. Global Notes,
  9.25%, 11/15/14                                         5,740,000       5,962,425
===================================================================================
                                                                         10,681,125
===================================================================================


STEEL-0.81%

Metals USA, Inc.,
  Sr. Sec. Gtd. Global Notes,
  11.13%, 12/01/15                                        2,445,000       2,249,400
-----------------------------------------------------------------------------------
Steel Dynamics Inc.,
  Sr. Unsec. Gtd. Unsub. Global Notes,
  7.38%, 11/01/12                                         1,405,000       1,412,025
-----------------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes,
  8.25%, 04/15/16(b)                                      2,395,000       2,389,013
===================================================================================
                                                                          6,050,438
===================================================================================


TEXTILES-0.35%

Invista,
  Sr. Unsec. Unsub. Notes,
  9.25%, 05/01/12(b)                                      2,670,000       2,603,250
===================================================================================


TIRES & RUBBER-1.30%

Cooper Tire & Rubber Co.,
  Sr. Unsec. Unsub. Notes,
  8.00%, 12/15/19                                         3,750,000       3,262,500
-----------------------------------------------------------------------------------
  7.63%, 03/15/27                                         1,845,000       1,346,850
-----------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd.
  Unsub. Global Notes,
  9.00%, 07/01/15                                         4,973,000       5,122,190
===================================================================================
                                                                          9,731,540
===================================================================================


TRADING COMPANIES & DISTRIBUTORS-0.75%

Ashtead Capital Inc.,
  Sr. Sec. Gtd. Notes,
  9.00%, 08/15/16(b)                                      2,120,000       1,844,400
-----------------------------------------------------------------------------------
H&E Equipment Services Inc.,
  Sr. Unsec. Gtd. Global Notes,
  8.38%, 07/15/16                                         1,627,000       1,370,748
-----------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        AIM HIGH YIELD FUND

                                                        PRINCIPAL
                                                         AMOUNT            VALUE
-----------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS-(CONTINUED)

United Rentals North America, Inc.,
  Sr. Unsec. Gtd. Global Notes,
  6.50%, 02/15/12                                       $ 2,128,000    $  2,058,840
-----------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Global Notes,
  7.75%, 11/15/13                                           350,000         306,250
===================================================================================
                                                                          5,580,238
===================================================================================


TRUCKING-0.89%

Hertz Corp. (The),
  Sr. Unsec. Gtd. Global Notes,
  8.88%, 01/01/14                                         6,875,000       6,651,563
===================================================================================


WIRELESS TELECOMMUNICATION SERVICES-4.11%

CC Holdings GS V LLC/Crown Castle GS III Corp.,
  Sr. Sec. Notes,
  7.75%, 05/01/17(b)                                        710,000         725,975
-----------------------------------------------------------------------------------
Cricket Communications, Inc.,
  Sr. Sec. Notes,
  7.75%, 05/15/16(b)                                      2,105,000       2,110,262
-----------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Global Notes,
  10.00%, 07/15/15                                          865,000         901,763
-----------------------------------------------------------------------------------
Crown Castle International Corp.,
  Sr. Unsec. Notes,
  9.00%, 01/15/15                                         1,480,000       1,550,300
-----------------------------------------------------------------------------------
Digicel Group Ltd. (Bermuda),
  Sr. Unsec. Notes,
  12.00%, 04/01/14(b)                                     1,665,000       1,752,413
-----------------------------------------------------------------------------------
  8.88%, 01/15/15(b)                                      5,480,000       4,774,450
-----------------------------------------------------------------------------------
iPCS Inc.,
  Sr. Sec. Gtd. Floating Rate First Lien Global
  Notes,
  3.15%, 05/01/13(c)                                      1,400,000       1,190,000
-----------------------------------------------------------------------------------
MetroPCS Wireless Inc.,
  Sr. Notes,
  9.25%, 11/01/14(b)                                      1,000,000       1,042,500
-----------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes,
  9.25%, 11/01/14                                         1,480,000       1,542,900
-----------------------------------------------------------------------------------
SBA Telecommunications Inc.,
  Sr. Gtd. Notes,
  8.00%, 08/15/16(b)                                        535,000         543,025
-----------------------------------------------------------------------------------
  8.25%, 08/15/19(b)                                      1,765,000       1,800,300
-----------------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes,
  8.38%, 03/15/12                                         2,815,000       2,871,300
-----------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Global Notes,
  7.63%, 01/30/11                                         2,755,000       2,789,437
-----------------------------------------------------------------------------------
  6.88%, 11/15/28                                         5,735,000       4,394,444
-----------------------------------------------------------------------------------
VIP Finance Ireland Ltd. (Ireland),
  Sec. Loan Participation Notes,
  8.38%, 04/30/13(b)                                      2,700,000       2,640,089
===================================================================================
                                                                         30,629,158
===================================================================================
     Total U.S. Dollar Denominated Bonds & Notes
       (Cost $735,087,712)                                              688,754,749
===================================================================================



NON-U.S. DOLLAR DENOMINATED BONDS & NOTES-1.44%(g)

FRANCE-0.31%

Tereos Europe,
  Sr. Gtd. Bonds,
  6.38%, 04/15/14(b)                                 EUR  1,785,000       2,327,837
===================================================================================


IRELAND-0.08%

Ardagh Glass Finance PLC,
  Sr. Sec. Unsub. Medium Term Euro Notes,
  9.25%, 07/01/16(b)                                 EUR    380,000         572,740
===================================================================================


LUXEMBOURG-0.21%

Lecta S.A.,
  Sr. Sec. Gtd. Floating Rate Notes,
  3.91%, 02/15/14(b)(c)                              EUR  1,570,000       1,566,357
===================================================================================


NETHERLANDS-0.17%

Carlson Wagonlit B.V.,
  Sr. Gtd. Floating Rate Notes,
  7.12%, 05/01/15(b)(c)                              EUR  1,860,000       1,312,234
===================================================================================


UNITED KINGDOM-0.34%

ITV PLC,
  Series 2005-1, Unsec. Gtd. Unsub. Medium Term
  Notes,
  5.38%, 10/19/15                                    GBP  1,975,000       2,518,798
===================================================================================


UNITED STATES-0.33%

Levi Strauss & Co., Sr. Unsec. Unsub. Global
  Notes,
  8.63%, 04/01/13                                    EUR  1,800,000       2,475,671
===================================================================================
  Total Non-U.S. Dollar Denominated Bonds & Notes
     (Cost $9,047,493)                                                   10,773,637
===================================================================================


                                                         SHARES

COMMON STOCKS & OTHER EQUITY INTERESTS-0.63%

BROADCASTING-0.23%

Adelphia Communications Corp. Sr. Notes(h)                       --         100,500
-----------------------------------------------------------------------------------
Adelphia Recovery Trust-Series ACC-1(h)                   4,846,549          72,698
-----------------------------------------------------------------------------------
Adelphia Recovery Trust-Series ARAHOVA(h)                 2,211,702         442,341
-----------------------------------------------------------------------------------
Sirius XM Radio Inc.-Wts., expiring 03/15/10(i)               3,470             763
-----------------------------------------------------------------------------------
Virgin Media Inc.                                           103,800       1,084,710
===================================================================================
                                                                          1,701,012
===================================================================================


INTEGRATED TELECOMMUNICATION SERVICES-0.00%

XO Holdings Inc.(j)                                             609             308
-----------------------------------------------------------------------------------
XO Holdings Inc.-Series A-Wts., expiring
  01/16/10(i)                                                23,135             787
-----------------------------------------------------------------------------------
XO Holdings Inc.-Series B-Wts., expiring
  01/16/10(i)                                                17,351              19
-----------------------------------------------------------------------------------
XO Holdings Inc.-Series C-Wts., expiring
  01/16/10(i)                                                17,351              17
===================================================================================
                                                                              1,131
===================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        AIM HIGH YIELD FUND

                                                         SHARES            VALUE
-----------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-0.40%

iPCS, Inc.(j)                                               164,248    $  2,958,106
===================================================================================
  Total Common Stocks & Other Equity Interests
     (Cost $6,825,578)                                                    4,660,249
===================================================================================



PREFERRED STOCKS-0.55%

INVESTMENT BANKING & BROKERAGE-0.17%

Preferred Blocker Inc., 7.00%-Pfd. (Acquired
  12/31/08; Cost $883,818)(b)                                 2,809       1,293,632
===================================================================================


PACKAGED FOODS & MEATS-0.38%

Heinz (H.J.) Finance Co.-Series B, 8.00%-Pfd.(b)                 28       2,821,000
===================================================================================
  Total Preferred Stocks (Cost $3,683,817)                                4,114,632
===================================================================================


                                                        PRINCIPAL
                                                         AMOUNT

SENIOR SECURED FLOATING RATE INTEREST LOANS-0.12%

AIRLINES-0.12%

Evergreen International Aviation, Inc., Sr. Gtd.
  First Lien Term Loan (Cost $1,469,776)                $ 1,469,776         860,026
===================================================================================


                                                         SHARES            VALUE
-----------------------------------------------------------------------------------

MONEY MARKET FUNDS-3.26%

Liquid Assets Portfolio-Institutional Class(k)           12,168,202    $ 12,168,202
-----------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(k)                 12,168,202      12,168,202
===================================================================================
  Total Money Market Funds (Cost $24,336,404)                            24,336,404
===================================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-98.30% (Cost $780,450,780)                                      733,499,697
===================================================================================



INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES ON LOAN


MONEY MARKET FUNDS-0.01%

Liquid Assets Portfolio-Institutional Class (Cost
  $60,176)(k)(l)                                             60,176          60,176
===================================================================================
TOTAL INVESTMENTS-98.31% (Cost $780,510,956)                            733,559,873
===================================================================================
OTHER ASSETS LESS LIABILITIES-1.69%                                      12,632,618
===================================================================================
NET ASSETS-100.00%                                                     $746,192,491
___________________________________________________________________________________
===================================================================================




Investment Abbreviations:

Conv.   - Convertible
Ctfs.   - Certificates
Disc.   - Discount
EUR     - Euro
GBP     - British Pound
Gtd.    - Guaranteed
Jr.     - Junior
Pfd.    - Preferred
PIK     - Payment in Kind
REIT    - Real Estate Investment Trust
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2009 was $176,886,393, which represented 23.71% of the Fund's Net Assets.
(c) Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on July 31, 2009.
(d) Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at July 31, 2009 was $16,760,237, which represented 2.25% of the Fund's Net Assets
(e) Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f)   All or a portion of this security was out on loan at July 31, 2009.
(g) Foreign denominated security. Principal amount is denominated in currency indicated.
(h) Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(i) Non-income producing security acquired as part of a unit with or in exchange for other securities or acquired through a corporate action.
(j)   Non-income producing security.
(k) The money market fund and the Fund are affiliated by having the same investment advisor.
(l) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1K.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        AIM HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2009




ASSETS:

Investments, at value (Cost $756,114,376)*                          $   709,163,293
-----------------------------------------------------------------------------------
Investments in affiliated money market funds, at value and cost          24,396,580
===================================================================================
     Total investments, at value (Cost $780,510,956)                    733,559,873
===================================================================================
Cash                                                                        136,463
-----------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                       10,516,757
-----------------------------------------------------------------------------------
  Fund shares sold                                                        4,492,347
-----------------------------------------------------------------------------------
  Dividends and Interest                                                 16,680,329
-----------------------------------------------------------------------------------
  Unrealized appreciation on swap agreements                                  6,439
-----------------------------------------------------------------------------------
Premiums paid on swap agreements                                             44,483
-----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           101,195
-----------------------------------------------------------------------------------
Other assets                                                                 70,714
===================================================================================
     Total assets                                                       765,608,600
___________________________________________________________________________________
===================================================================================


LIABILITIES:

Payables for:
  Investments purchased                                                  15,984,634
-----------------------------------------------------------------------------------
  Credit default swap agreements close-out                                  393,342
-----------------------------------------------------------------------------------
  Fund shares reacquired                                                    949,410
-----------------------------------------------------------------------------------
  Dividends                                                               1,146,248
-----------------------------------------------------------------------------------
  Foreign currency contracts outstanding                                    188,389
-----------------------------------------------------------------------------------
  Collateral upon return of securities loaned                                60,176
-----------------------------------------------------------------------------------
  Accrued fees to affiliates                                                346,690
-----------------------------------------------------------------------------------
  Accrued other operating expenses                                          102,426
-----------------------------------------------------------------------------------
Trustee deferred compensation and retirement plans                          244,794
===================================================================================
     Total liabilities                                                   19,416,109
===================================================================================
Net assets applicable to shares outstanding                         $   746,192,491
___________________________________________________________________________________
===================================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $ 2,098,416,274
-----------------------------------------------------------------------------------
Undistributed net investment income                                         382,356
-----------------------------------------------------------------------------------
Undistributed net realized gain (loss)                               (1,305,480,466)
-----------------------------------------------------------------------------------
Unrealized appreciation (depreciation)                                  (47,125,673)
===================================================================================
                                                                    $   746,192,491
___________________________________________________________________________________
===================================================================================



NET ASSETS:

Class A                                                             $   397,071,782
___________________________________________________________________________________
===================================================================================
Class B                                                             $    42,364,650
___________________________________________________________________________________
===================================================================================
Class C                                                             $    56,672,409
___________________________________________________________________________________
===================================================================================
Class Y                                                             $    11,882,848
___________________________________________________________________________________
===================================================================================
Investor Class                                                      $   104,737,059
___________________________________________________________________________________
===================================================================================
Institutional Class                                                 $   133,463,743
___________________________________________________________________________________
===================================================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                                                 109,011,358
___________________________________________________________________________________
===================================================================================
Class B                                                                  11,596,321
___________________________________________________________________________________
===================================================================================
Class C                                                                  15,581,033
___________________________________________________________________________________
===================================================================================
Class Y                                                                   3,254,600
___________________________________________________________________________________
===================================================================================
Investor Class                                                           28,735,162
___________________________________________________________________________________
===================================================================================
Institutional Class                                                      36,692,731
___________________________________________________________________________________
===================================================================================
Class A:
  Net asset value per share                                         $          3.64
-----------------------------------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $3.64 divided by 95.25%)                   $          3.82
___________________________________________________________________________________
===================================================================================
Class B:
  Net asset value and offering price per share                      $          3.65
___________________________________________________________________________________
===================================================================================
Class C:
  Net asset value and offering price per share                      $          3.64
___________________________________________________________________________________
===================================================================================
Class Y:
  Net asset value and offering price per share                      $          3.65
___________________________________________________________________________________
===================================================================================
Investor Class:
  Net asset value and offering price per share                      $          3.64
___________________________________________________________________________________
===================================================================================
Institutional Class:
  Net asset value and offering price per share                      $          3.64
___________________________________________________________________________________
===================================================================================



* At July 31, 2009, securities with an aggregate value of $59,854 were on loan to brokers.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        AIM HIGH YIELD FUND

STATEMENT OF OPERATIONS

For the year ended July 31, 2009




INVESTMENT INCOME:

Interest                                                                            $ 67,693,816
------------------------------------------------------------------------------------------------
Dividends                                                                              1,436,511
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $1,220,020)                                                                       1,455,023
================================================================================================
     Total investment income                                                          70,585,350
================================================================================================


EXPENSES:

Advisory fees                                                                          3,375,446
------------------------------------------------------------------------------------------------
Administrative services fees                                                             185,884
------------------------------------------------------------------------------------------------
Custodian fees                                                                            65,082
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                737,587
------------------------------------------------------------------------------------------------
  Class B                                                                                421,561
------------------------------------------------------------------------------------------------
  Class C                                                                                340,963
------------------------------------------------------------------------------------------------
  Investor Class                                                                         205,586
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, Y and Investor                                         1,284,221
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                       8,229
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 39,183
------------------------------------------------------------------------------------------------
Other                                                                                    398,641
================================================================================================
     Total expenses                                                                    7,062,383
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                (436,755)
================================================================================================
     Net expenses                                                                      6,625,628
================================================================================================
Net investment income                                                                 63,959,722
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                                              (64,930,224)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                       5,154
------------------------------------------------------------------------------------------------
  Foreign currency contracts                                                            (130,284)
------------------------------------------------------------------------------------------------
  Swap agreements                                                                        109,343
================================================================================================
                                                                                     (64,946,011)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                               24,026,244
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                       3,780
------------------------------------------------------------------------------------------------
  Foreign currency contracts                                                            (188,389)
------------------------------------------------------------------------------------------------
  Swap agreements                                                                        485,387
================================================================================================
                                                                                      24,327,022
================================================================================================
Net realized and unrealized gain (loss)                                              (40,618,989)
================================================================================================
Net increase in net assets resulting from operations                                $ 23,340,733
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        AIM HIGH YIELD FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2009 and 2008



                                                                                2009             2008
---------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $ 63,959,722    $  61,337,315
---------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                   (64,946,011)     (19,846,914)
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                        24,327,022      (38,912,925)
=========================================================================================================
     Net increase in net assets resulting from operations                     23,340,733        2,577,476
=========================================================================================================


DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                                    (32,826,348)     (29,569,186)
---------------------------------------------------------------------------------------------------------
  Class B                                                                     (4,362,919)      (6,052,903)
---------------------------------------------------------------------------------------------------------
  Class C                                                                     (3,516,959)      (2,681,596)
---------------------------------------------------------------------------------------------------------
  Class Y                                                                       (339,682)              --
---------------------------------------------------------------------------------------------------------
  Investor Class                                                              (9,656,715)      (9,594,282)
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                        (15,576,801)     (15,370,096)
=========================================================================================================
     Total distributions from net investment income                          (66,279,424)     (63,268,063)
=========================================================================================================


SHARE TRANSACTIONS-NET:

  Class A                                                                     73,526,290      (13,733,667)
---------------------------------------------------------------------------------------------------------
  Class B                                                                    (12,180,338)     (37,298,348)
---------------------------------------------------------------------------------------------------------
  Class C                                                                     22,137,683       (2,544,113)
---------------------------------------------------------------------------------------------------------
  Class Y                                                                     10,563,766               --
---------------------------------------------------------------------------------------------------------
  Investor Class                                                               5,076,756       (8,852,020)
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                        (22,253,826)      18,631,818
=========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                           76,870,331      (43,796,330)
=========================================================================================================
     Net increase (decrease) in net assets                                    33,931,640     (104,486,917)
=========================================================================================================


NET ASSETS:

  Beginning of year                                                          712,260,851      816,747,768
=========================================================================================================
  End of year (includes undistributed net investment income of $382,356
     and $1,622,715, respectively)                                          $746,192,491    $ 712,260,851
_________________________________________________________________________________________________________
=========================================================================================================




NOTES TO FINANCIAL STATEMENTS

July 31, 2009

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is a high level of current income.

  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class Y, Investor Class and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or the about month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as

22        AIM HIGH YIELD FUND
      institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be

23        AIM HIGH YIELD FUND
      evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period end date and before the date the financial statements are released to print, which is generally 45 days from the period end date.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. OTHER RISKS -- The Fund may invest in lower-quality debt securities, i.e., "junk bonds". Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors' claim.

J. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

K. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

L. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.


24        AIM HIGH YIELD FUND

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

M. FOREIGN CURRENCY CONTRACTS -- The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

N. SWAP AGREEMENTS -- The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts ("CDS") for investment purposes or to manage interest rate, currency or credit risk.

        Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of underlying asset, in a particular foreign currency, or in a "basket" of securities representing a particular index.

        A CDS is an agreement between two parties ("Counterparties") to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the "par value", of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.

        Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

        Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain
      (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain
      (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund's exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $200 million                                           0.625%
-------------------------------------------------------------------
Next $300 million                                            0.55%
-------------------------------------------------------------------
Next $500 million                                            0.50%
-------------------------------------------------------------------
Over $1 billion                                              0.45%
___________________________________________________________________
===================================================================





25        AIM HIGH YIELD FUND

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Effective March 4, 2009, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares to 0.99%, 1.74%, 1.74%, 0.74%, 0.99% and 0.74% of average daily net assets, respectively, through at least June 30, 2010. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items;
(v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.

  Further, the Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended July 31, 2009, the Advisor waived advisory fees of $26,874 and reimbursed class level expenses of $251,748, $35,971, $29,094, $3,327 and $73,980 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended July 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $1,653.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended July 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2009, IADI advised the Fund that IADI retained $86,791 in front-end sales commissions from the sale of Class A shares and $127, $63,772 and $6,454 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--ADDITIONAL VALUATION INFORMATION

Generally Accepted Accounting Principles (GAAP) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs.
             Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs

26        AIM HIGH YIELD FUND
             reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  The following is a summary of the tiered valuation input levels, as of the end of the reporting period, July 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                                                   LEVEL 1          LEVEL 2         LEVEL 3          TOTAL
-----------------------------------------------------------------------------------------------------------------------------
Equity Securities                                                $28,956,329     $  4,114,633     $  100,500     $ 33,171,462
-----------------------------------------------------------------------------------------------------------------------------
Corporate Debt Securities                                                 --      697,103,933      3,284,478      700,388,411
=============================================================================================================================
                                                                                                                  733,559,873
=============================================================================================================================
Other Investments*                                                        --         (181,950)            --         (181,950)
=============================================================================================================================
  Total Investments                                              $28,956,329     $701,036,616     $3,384,978     $733,377,923
_____________________________________________________________________________________________________________________________
=============================================================================================================================



* Other Investments includes foreign currency contracts and swap agreements, which are included at unrealized appreciation (depreciation).

NOTE 4--DERIVATIVE INVESTMENTS

Effective February 1, 2009, the Fund has adopted the provisions of FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities. The standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position and financial performance. The adoption of this provision has no impact on the results of operations reported in the financial statements.

VALUE OF DERIVATIVE INSTRUMENTS AT PERIOD-END

The Table below summarizes the value of the Fund's derivative instruments, detailed by primary risk exposure, held as of July 31, 2009:

                                                                                       VALUE
                                                                              ----------------------
RISK EXPOSURE/DERIVATIVE TYPE                                                 ASSETS     LIABILITIES
----------------------------------------------------------------------------------------------------
Credit risk
  Swap Agreements                                                             $6,439(a)   $(393,342)(a)
====================================================================================================
Currency risk
  Foreign Currency Contracts(b)                                                   --       (188,389)
====================================================================================================
                                                                              $6,439      $(581,731)
____________________________________________________________________________________________________
====================================================================================================



(a) Values are disclosed on the Statement of Assets and Liabilities under Unrealized appreciation on swap agreements and Credit default swap agreements close-outs (Contracts were closed upon the declaration of bankruptcy by Lehman Brothers Holdings Inc. on September 15, 2008).
(b) Values are disclosed on the Statement of Assets and Liabilities under the Foreign currency contracts outstanding.

EFFECT OF DERIVATIVE INSTRUMENTS FOR THE SIX MONTHS ENDED JULY 31, 2009

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

                                                                          LOCATION OF GAIN (LOSS) ON
                                                                            STATEMENT OF OPERATIONS
                                                                       --------------------------------
                                                                           SWAP        FOREIGN CURRENCY
                                                                       AGREEMENTS*        CONTRACTS*
-------------------------------------------------------------------------------------------------------
Realized Gain (Loss)
  Credit risk                                                            $307,628          $      --
-------------------------------------------------------------------------------------------------------
  Currency risk                                                                --           (130,284)
=======================================================================================================
Change in Unrealized Appreciation (Depreciation)
  Credit risk                                                               6,618                 --
-------------------------------------------------------------------------------------------------------
  Currency risk                                                                --           (188,389)
=======================================================================================================
Total                                                                    $314,246          $(318,673)
_______________________________________________________________________________________________________
=======================================================================================================



* The average value outstanding swap agreements and foreign currency contracts during the period was $779,167 and $3,033,953, respectively.



27        AIM HIGH YIELD FUND

                                             OPEN CREDIT DEFAULT SWAP AGREEMENTS
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET VALUE
                                                                                           IMPLIED   NOTIONAL    UNREALIZED
                                                    BUY/SELL   (PAY)/RECEIVE  EXPIRATION    CREDIT    AMOUNT    APPRECIATION
REFERENCE ENTITY                 COUNTERPARTY      PROTECTION    FIXED RATE      DATE     SPREAD(a)    (000)   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------
General Electric Capital
  Corp.                     Bank of America, N.A.     Sell          5.00%(b)   12/20/09      2.22%    $4,675       $6,439
_____________________________________________________________________________________________________________________________
=============================================================================================================================



(a) Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.
(b)  Unamortized premium at period-end of $44,483.

FOREIGN CURRENCY CONTRACTS AT PERIOD-END

                                      OPEN FOREIGN CURRENCY CONTRACTS
----------------------------------------------------------------------------------------------------------
                                              CONTRACT TO
SETTLEMENT                       ------------------------------------                           UNREALIZED
DATE                                 DELIVER               RECEIVE              VALUE          GAIN (LOSS)
----------------------------------------------------------------------------------------------------------
08/20/09                         EUR  2,270,000        USD  3,070,992        $3,235,429         $(164,437)
----------------------------------------------------------------------------------------------------------
08/20/09                         EUR  1,299,000        USD  1,827,511         1,851,463           (23,952)
==========================================================================================================
  Total foreign currency
     contracts                                                                                  $(188,389)
__________________________________________________________________________________________________________
==========================================================================================================





Currency Abbreviations:
EUR  - Euro
USD  - U.S. Dollar


NOTE 5--EXPENSE OFFSET ARRANGEMENT(S)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $14,108.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended July 31, 2009, the Fund paid legal fees of $4,686 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--CASH BALANCES

The Fund may borrow for leveraging in an amount up to 5% of the Fund's total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund's total assets.


28        AIM HIGH YIELD FUND

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED JULY 31, 2009 AND 2008:

                                                                                 2009            2008
--------------------------------------------------------------------------------------------------------
Distributions paid from ordinary income                                      $66,279,424     $63,268,063
________________________________________________________________________________________________________
========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                         2009
--------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $     1,966,841
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                              (48,444,615)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation -- other investments                                            13,799
--------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                            (251,162)
--------------------------------------------------------------------------------------------------
Capital loss carryforward                                                           (1,262,412,780)
--------------------------------------------------------------------------------------------------
Post-October deferrals                                                                 (43,095,866)
--------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        2,098,416,274
==================================================================================================
Total net assets                                                                   $   746,192,491
__________________________________________________________________________________________________
==================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to bond premium amortization.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $1,247,143,887 of capital loss carryforward in the fiscal year ending July 31, 2010.

  The Fund has a capital loss carryforward as of July 31, 2009 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                         CARRYFORWARD*
------------------------------------------------------------------------------------------------
July 31, 2010                                                                     $  558,503,488
------------------------------------------------------------------------------------------------
July 31, 2011                                                                        576,739,786
------------------------------------------------------------------------------------------------
July 31, 2012                                                                         81,594,905
------------------------------------------------------------------------------------------------
July 31, 2016                                                                          2,599,389
------------------------------------------------------------------------------------------------
July 31, 2017                                                                         42,975,212
================================================================================================
Total capital loss carryforward                                                   $1,262,412,780
________________________________________________________________________________________________
================================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended July 31, 2009 was $631,177,065 and $598,930,413, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $ 41,347,336
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (89,791,951)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(48,444,615)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $782,004,488.


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of expired capital loss carryforwards, on July 31, 2009, undistributed net investment income was increased by $1,079,343, undistributed net realized gain (loss) was increased by $130,858,386 and shares of beneficial interest decreased by $131,937,729. This reclassification had no effect on the net assets of the Fund.


29        AIM HIGH YIELD FUND

NOTE 11--SHARE INFORMATION


                                                                               SUMMARY OF SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                            --------------------------------------------------------------
                                                                       2009(a)                            2008
                                                            ----------------------------     -----------------------------
                                                               SHARES          AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                    41,613,818     $129,836,764      21,608,494     $  91,577,518
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     3,444,118       10,866,558       1,915,065         8,166,848
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                    10,371,596       32,295,589       3,274,073        13,885,147
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                  3,505,917       11,380,186              --                --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                              4,867,208       15,502,306       2,685,482        11,340,633
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         7,721,285       24,520,975       5,702,927        24,104,389
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                     6,853,140       21,865,151       4,404,250        18,430,988
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       832,315        2,661,822         821,089         3,454,449
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       808,239        2,594,868         429,047         1,794,253
--------------------------------------------------------------------------------------------------------------------------
  Class Y                                                        54,580          178,457              --                --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                              2,468,725        7,878,937       1,859,747         7,794,364
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         4,903,719       15,576,595       3,681,097        15,369,043
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                     4,322,582       13,827,737       4,900,322        20,505,398
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (4,310,213)     (13,827,737)     (4,886,650)      (20,505,398)
==========================================================================================================================
Reacquired:(c)
  Class A(b)                                                (28,591,315)     (92,003,362)    (34,340,781)     (144,247,571)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (3,657,933)     (11,880,981)     (6,715,936)      (28,414,247)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (4,081,986)     (12,752,774)     (4,351,546)      (18,223,513)
--------------------------------------------------------------------------------------------------------------------------
  Class Y                                                      (305,897)        (994,877)             --                --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                          (5,718,894)     (18,304,487)     (6,648,719)      (27,987,017)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                       (19,366,034)     (62,351,396)     (5,018,329)      (20,841,614)
==========================================================================================================================
     Net increase (decrease) in share activity               25,734,970     $ 76,870,331     (10,680,368)    $ (43,796,330)
__________________________________________________________________________________________________________________________
==========================================================================================================================



(a) There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund that owns 6% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
       In addition, 15% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco Aim.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class into Class Y shares of the Fund:

     CLASS                                                                        SHARES         AMOUNT
     ---------------------------------------------------------------------------------------------------
     Class Y                                                                      182,746      $ 654,230
     ---------------------------------------------------------------------------------------------------
     Class A                                                                     (167,665)      (600,241)
     ---------------------------------------------------------------------------------------------------
     Investor Class                                                               (15,081)       (53,989)
     ___________________________________________________________________________________________________
     ===================================================================================================



(c) Net of redemption fees of $34,643 and $17,059 allocated among the classes based on relative net assets of each class for the years ended July 31, 2009 and 2008, respectively.


30        AIM HIGH YIELD FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                     NET GAINS
                           NET ASSET                  (LOSSES)                  DIVIDENDS
                             VALUE,       NET      ON SECURITIES   TOTAL FROM   FROM NET     NET ASSET                NET ASSETS,
                           BEGINNING  INVESTMENT   (BOTH REALIZED  INVESTMENT  INVESTMENT   VALUE, END     TOTAL     END OF PERIOD
                           OF PERIOD    INCOME    AND UNREALIZED)  OPERATIONS    INCOME    OF PERIOD(a)  RETURN(b)  (000S OMITTED)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 07/31/09          $3.98       $0.35(d)      $(0.33)       $ 0.02      $(0.36)       $3.64        2.38%      $397,072
Year ended 07/31/08           4.30        0.33          (0.31)         0.02       (0.34)        3.98        0.42        337,141
Year ended 07/31/07           4.32        0.31          (0.02)         0.29       (0.31)        4.30        6.78        379,525
Year ended 07/31/06           4.50        0.29(d)       (0.17)         0.12       (0.30)        4.32        2.79        405,858
Year ended 07/31/05           4.31        0.29           0.19          0.48       (0.29)        4.50       11.54        502,770
----------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 07/31/09           3.99        0.33(d)       (0.33)         0.00       (0.34)        3.65        1.63         42,365
Year ended 07/31/08           4.31        0.30          (0.31)        (0.01)      (0.31)        3.99       (0.32)        60,966
Year ended 07/31/07           4.33        0.28          (0.02)         0.26       (0.28)        4.31        5.99        104,215
Year ended 07/31/06           4.52        0.26(d)       (0.18)         0.08       (0.27)        4.33        1.80        167,831
Year ended 07/31/05           4.33        0.25           0.20          0.45       (0.26)        4.52       10.69        289,189
----------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 07/31/09           3.97        0.32(d)       (0.31)         0.01       (0.34)        3.64        1.86         56,672
Year ended 07/31/08           4.30        0.30          (0.32)        (0.02)      (0.31)        3.97       (0.58)        33,685
Year ended 07/31/07           4.31        0.28          (0.01)         0.27       (0.28)        4.30        6.24         39,234
Year ended 07/31/06           4.50        0.26(d)       (0.18)         0.08       (0.27)        4.31        1.80         43,467
Year ended 07/31/05           4.31        0.25           0.20          0.45       (0.26)        4.50       10.73         59,865
----------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 07/31/09(f)        3.58        0.30(d)        0.07          0.37       (0.30)        3.65       12.44         11,883
----------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 07/31/09           3.98        0.35(d)       (0.33)         0.02       (0.36)        3.64        2.41        104,737
Year ended 07/31/08           4.31        0.33          (0.32)         0.01       (0.34)        3.98        0.21        107,906
Year ended 07/31/07           4.32        0.31          (0.01)         0.30       (0.31)        4.31        7.06        125,803
Year ended 07/31/06           4.51        0.30(d)       (0.19)         0.11       (0.30)        4.32        2.58        145,719
Year ended 07/31/05           4.32        0.29           0.20          0.49       (0.30)        4.51       11.54        191,508
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 07/31/09           3.97        0.36(d)       (0.31)         0.05       (0.38)        3.64        3.12        133,464
Year ended 07/31/08           4.30        0.35          (0.32)         0.03       (0.36)        3.97        0.66        172,562
Year ended 07/31/07           4.31        0.34          (0.01)         0.33       (0.34)        4.30        7.55        167,971
Year ended 07/31/06           4.50        0.32(d)       (0.19)         0.13       (0.32)        4.31        3.06         86,120
Year ended 07/31/05           4.31        0.32           0.18          0.50       (0.31)        4.50       11.99         43,605
__________________________________________________________________________________________________________________________________
==================================================================================================================================

                               RATIO OF          RATIO OF
                               EXPENSES          EXPENSES
                              TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                              NET ASSETS      ASSETS WITHOUT   INVESTMENT
                           WITH FEE WAIVERS    FEE WAIVERS       INCOME
                            AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                               ABSORBED          ABSORBED      NET ASSETS   TURNOVER(c)
---------------------------------------------------------------------------------------
CLASS A
Year ended 07/31/09              1.12%(e)          1.21%(e)       10.74%(e)     104%
Year ended 07/31/08              1.15              1.15            7.88          76
Year ended 07/31/07              1.11              1.11            6.98         111
Year ended 07/31/06              1.16              1.16            6.70         102
Year ended 07/31/05              1.07              1.08            6.47          59
---------------------------------------------------------------------------------------
CLASS B
Year ended 07/31/09              1.87(e)           1.96(e)         9.99(e)      104
Year ended 07/31/08              1.90              1.90            7.13          76
Year ended 07/31/07              1.86              1.86            6.23         111
Year ended 07/31/06              1.91              1.91            5.95         102
Year ended 07/31/05              1.82              1.83            5.72          59
---------------------------------------------------------------------------------------
CLASS C
Year ended 07/31/09              1.87(e)           1.96(e)         9.99(e)      104
Year ended 07/31/08              1.90              1.90            7.13          76
Year ended 07/31/07              1.86              1.86            6.23         111
Year ended 07/31/06              1.91              1.91            5.95         102
Year ended 07/31/05              1.82              1.83            5.72          59
---------------------------------------------------------------------------------------
CLASS Y
Year ended 07/31/09(f)           0.87(e)(g)        0.98(e)(g)     10.99(e)(g)   104
---------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 07/31/09              1.11(e)           1.20(e)        10.75(e)      104
Year ended 07/31/08              1.11              1.11            7.92          76
Year ended 07/31/07              1.10              1.10            6.99         111
Year ended 07/31/06              1.14              1.14            6.72         102
Year ended 07/31/05              1.03              1.04            6.51          59
---------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 07/31/09              0.68(e)           0.68(e)        11.18(e)      104
Year ended 07/31/08              0.65              0.65            8.38          76
Year ended 07/31/07              0.64              0.64            7.45         111
Year ended 07/31/06              0.66              0.66            7.20         102
Year ended 07/31/05              0.63              0.64            6.91          59
_______________________________________________________________________________________
=======================================================================================



(a) Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)  Calculated using average shares outstanding.
(e) Ratios are based on average daily net assets (000's omitted) of $295,035, $42,156, $34,096, $3,846, $86,701 and $133,951 for Class A, Class B, Class
     C, Class Y, Investor Class and Institutional Class shares, respectively.
(f)  Commencement date of October 3, 2008.
(g)  Annualized.


31        AIM HIGH YIELD FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Investment Securities Funds and Shareholders of AIM High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM High Yield Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

September 18, 2009
Houston, Texas



32        AIM HIGH YIELD FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2009 through July 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (02/01/09)   (07/31/09)(1)  PERIOD(2,4)    (07/31/09)   PERIOD(2,5)   RATIO(3)
---------------------------------------------------------------------------------------------------
        A           $1,000.00      $1,279.70       $ 5.82      $1,019.69       $5.16        1.03%
---------------------------------------------------------------------------------------------------
        B            1,000.00       1,274.50        10.04       1,015.97        8.90        1.78
---------------------------------------------------------------------------------------------------
        C            1,000.00       1,279.40        10.06       1,015.97        8.90        1.78
---------------------------------------------------------------------------------------------------
        Y            1,000.00       1,284.70         4.42       1,020.93        3.91        0.78
---------------------------------------------------------------------------------------------------
    Investor         1,000.00       1,279.80         5.99       1,019.54        5.31        1.06
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2009, through July 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
(3) Effective March 4, 2009, the fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses of Class A, Class B, Class C, Class Y, and Investor Class shares to 0.99%, 1.74%, 1.74%, 0.74% and 0.99% of the average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 0.99%, 1.74%, 1.74%, 0.74% and 1.02% for Class A, Class B, Class C, Class Y and Investor Class, respectively.
(4) The actual expenses paid restated if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.60, $9.81, $9.83, $4.19 and $5.77 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.
(5) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period multiplied by 181/365 to reflect a one-half year period. The hypothetical expenses paid restated as if the changes discussed above in footnote 3 had been in effect throughout the most recent fiscal half year are $4.96, $8.70, $8.70, $3.71, $5.11 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.


33        AIM HIGH YIELD FUND

Supplement to Annual Report dated 7/31/09

AIM HIGH YIELD FUND

INSTITUTIONAL CLASS SHARES                   ==========================================      The total annual Fund operating expense
                                                                                          ratio set forth in the most recent Fund
The following information has been           AVERAGE ANNUAL TOTAL RETURNS                 prospectus as of the date of this
prepared to provide Institutional Class      For periods ended 7/31/09                    supplement for Institutional Class shares
shareholders with a performance overview                                                  was 0.65%. The expense ratio presented
specific to their holdings. Institutional    10 Years                              1.17%  above may vary from the expense ratios
Class shares are offered exclusively to       5 Years                              5.20   presented in other sections of the actual
institutional investors, including defined    1 Year                               3.12   report that are based on expenses incurred
contribution plans that meet certain                                                      during the period covered by the report.
criteria.                                    ==========================================
                                                                                             A redemption fee of 2% will be imposed
                                             ==========================================   on certain redemptions or exchanges out of
                                                                                          the Fund within 31 days of purchase.
                                             AVERAGE ANNUAL TOTAL RETURNS                 Exceptions to the redemption fee are
                                             For periods ended 6/30/09, the most recent   listed in the Fund's prospectus.
                                             calendar quarter-end
                                                                                             Please note that past performance is
                                             10 Years                              0.60%  not indicative of future results. More
                                              5 Years                              4.11   recent returns may be more or less than
                                              1 Year                              -4.40   those shown. All returns assume
                                                                                          reinvestment of distributions at NAV.
                                             ==========================================   Investment return and principal value will
                                                                                          fluctuate so your shares, when redeemed,
                                             Institutional Class shares' inception date   may be worth more or less than their
                                             is April 30, 2004. Returns since that date   original cost. See full report for
                                             are historical returns. All other returns    information on comparative benchmarks.
                                             are blended returns of historical            Please consult your Fund prospectus for
                                             Institutional Class share performance and    more information. For the most current
                                             restated Class A share performance (for      month-end performance, please call
                                             periods prior to the inception date of       800 451 4246 or visit invescoaim.com.
                                             Institutional Class shares) at net asset
                                             value (NAV) and reflect the Rule 12b-1
                                             fees applicable to Class A shares. Class A
                                             shares' inception date is July 11, 1978.

                                                Institutional Class shares have no
                                             sales charge; therefore, performance is at
                                             NAV. Performance of Institutional Class
                                             shares will differ from performance of
                                             other share classes primarily due to
                                             differing sales charges and class
                                             expenses.

==========================================
NASDAQ SYMBOL                        AHIYX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY -- NOT FOR USE WITH THE PUBLIC

THIS MATERIAL IS FOR INSTITUTIONAL INVESTOR USE ONLY AND MAY NOT BE QUOTED, REPRODUCED,
SHOWN TO THE PUBLIC OR USED IN WRITTEN FORM AS SALES LITERATURE FOR PUBLIC USE.

                                                                                                                  [INVESCO AIM LOGO]
                                                                                                                   --SERVICE MARK--

invescoaim.com   HYI-INS-1   Invesco Aim Distributors, Inc.

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2009 through July 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (02/01/09)   (07/31/09)(1)  PERIOD(2,4)    (07/31/09)   PERIOD(2,5)   RATIO(3)
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00      $1,286.40       $3.80       $1,021.47       $3.36        0.67%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2009, through July 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
(3) Effective March 4, 2009, the fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses of the Institutional Class shares to 0.74% of average daily net assets. The annualized expense ratio restated as if this agreement had been in effect throughout the entire most recent fiscal half year is 0.63% for the Institutional Class shares.
(4) The actual expenses paid restated if the changes discussed above had been in effect throughout the entire most recent fiscal half year is $3.57 for the Institutional Class shares.
(5) The hypothetical expenses paid restated as if the changes discussed above in footnote 3 had been in effect throughout the entire most recent fiscal half year is $3.16 for the Institutional Class shares.


AIM HIGH YIELD FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees (the Board) of AIM        In addition to their meetings             particular factor that was controlling.
Investment Securities Funds is required      throughout the year, the Sub-Committees      Each Trustee may have evaluated the
under the Investment Company Act of 1940     meet at designated contract renewal          information provided differently from
to approve annually the renewal of the AIM   meetings each year to conduct an in-depth    another Trustee and attributed different
High Yield Fund (the Fund) investment        review of the performance, fees, expenses,   weight to the various factors. The
advisory agreement with Invesco Aim          and other matters related to their           Trustees recognized that the advisory
Advisors, Inc. (Invesco Aim) and the         assigned funds. During the contract          arrangements and resulting advisory fees
Master Intergroup Sub-Advisory Contract      renewal process, the Trustees receive        for the Fund and the other AIM Funds are
for Mutual Funds (the sub-advisory           comparative performance and fee data         the result of years of review and
contracts) with Invesco Asset Management     regarding the AIM Funds prepared by an       negotiation between the Trustees and
Deutschland GmbH, Invesco Asset Management   independent company, Lipper, Inc.            Invesco Aim, that the Trustees may focus
Limited, Invesco Asset Management (Japan)    (Lipper), under the direction and            to a greater extent on certain aspects of
Limited, Invesco Australia Limited,          supervision of the Senior Officer who also   these arrangements in some years than in
Invesco Global Asset Management (N.A.),      prepares a separate analysis of this         others, and that the Trustees'
Inc., Invesco Hong Kong Limited, Invesco     information for the Trustees. Each           deliberations and conclusions in a
Institutional (N.A.), Inc., Invesco Senior   Sub-Committee then makes recommendations     particular year may be based in part on
Secured Management, Inc. and Invesco         to the Investments Committee regarding the   their deliberations and conclusions
Trimark Ltd. (collectively, the Affiliated   fees and expenses of their assigned funds.   regarding these same arrangements
Sub-Advisers). During contract renewal       The Investments Committee considers each     throughout the year and in prior years.
meetings held on June 16-17,2009, the        Sub-Committee's recommendations and makes
Board as a whole, and the disinterested or   its own recommendations regarding the fees      The discussion below serves as a
"independent" Trustees voting separately,    and expenses of the AIM Funds to the full    summary of the Senior Officer's
approved the continuance of the Fund's       Board. The Investments Committee also        independent written evaluation with
investment advisory agreement and the        considers each Sub-Committee's               respect to the Fund's investment advisory
sub-advisory contracts for another year,     recommendations in making its annual         agreement as well as a discussion of the
effective July 1,2009. In doing so, the      recommendation to the Board whether to       material factors and related conclusions
Board determined that the Fund's             approve the continuance of each AIM Fund's   that formed the basis for the Board's
investment advisory agreement and the        investment advisory agreement and            approval of the Fund's investment advisory
sub-advisory contracts are in the best       sub-advisory contracts for another year.     agreement and sub-advisory contracts.
interests of the Fund and its shareholders                                                Unless otherwise stated, information set
and that the compensation to Invesco Aim        The independent Trustees met separately   forth below is as of June 17,2009, and
and the Affiliated Sub-Advisers under the    during their evaluation of the Fund's        does not reflect any changes that may have
Fund's investment advisory agreement and     investment advisory agreement and            occurred since that date, including but
sub-advisory contracts is fair and           sub-advisory contracts with independent      not limited to changes to the Fund's
reasonable.                                  legal counsel. The independent Trustees      performance, advisory fees, expense
                                             were also assisted in their annual           limitations and/or fee waivers.
THE BOARD'S FUND EVALUATION PROCESS          evaluation of the Fund's investment
                                             advisory agreement by the Senior Officer.    FACTORS AND CONCLUSIONS AND SUMMARY OF
The Board's Investments Committee has        One responsibility of the Senior Officer     INDEPENDENT WRITTEN FEE EVALUATION
established three Sub-Committees that are    is to manage the process by which the AIM
responsible for overseeing the management    Funds' proposed management fees are             A. Nature, Extent and Quality of
of a number of the series portfolios of      negotiated during the annual contract              Services Provided by Invesco Aim
the AIM Funds. This Sub-Committee            renewal process to ensure that they are
structure permits the Trustees to focus on   negotiated in a manner that is at arms'      The Board reviewed the advisory services
the performance of the AIM Funds that have   length and reasonable. Accordingly, the      provided to the Fund by Invesco Aim under
been assigned to them. The Sub-Committees    Senior Officer must either supervise a       the Fund's investment advisory agreement,
meet throughout the year to review the       competitive bidding process or prepare an    the performance of Invesco Aim in
performance of their assigned funds, and     independent written evaluation. The Senior   providing these services, and the
the Sub-Committees review monthly and        Officer recommended that an independent      credentials and experience of the officers
quarterly comparative performance            written evaluation be provided and, at the   and employees of Invesco Aim who provide
information and periodic asset flow data     direction of the Board, prepared an          these services. The Board's review of the
for their assigned funds. These materials    independent written evaluation.              qualifications of Invesco Aim to provide
are prepared under the direction and                                                      these services included the Board's
supervision of the independent Senior           During the annual contract renewal        consideration of Invesco Aim's portfolio
Officer, an officer of the AIM Funds who     process, the Board considered the factors    and product review process, various back
reports directly to the independent          discussed below in evaluating the fairness   office support functions provided by
Trustees. Over the course of each year,      and reasonableness of the Fund's             Invesco Aim and its affiliates, and
the Sub-Committees meet with portfolio       investment advisory agreement and            Invesco Aim's equity and fixed income
managers for their assigned funds and        sub-advisory contracts. The Board            trading operations. The Board concluded
other members of management and review       considered all of the information provided   that the nature, extent and quality of the
with these individuals the performance,      to them, including information provided at   advisory services provided to the Fund by
investment objective(s), policies,           their meetings throughout the year as part   Invesco Aim are appropriate and that
strategies and limitations of these funds.   of their ongoing oversight of the Fund,      Invesco Aim currently is providing
                                             and did not identify any                     satisfactory advisory services in
                                                                                          accordance with the terms of the Fund's
                                                                                          investment advisory


34    AIM HIGH YIELD FUND                                                                                                  continued

agreement. In addition, based on their          C. Fund Performance                       expense limitations/waivers) to the
ongoing meetings throughout the year with                                                 advisory fee rates of other domestic
the Fund's portfolio manager or managers,    The Board considered Fund performance as a   clients of Invesco Aim and its affiliates
the Board concluded that these individuals   relevant factor in considering whether to    with investment strategies comparable to
are competent and able to continue to        approve the investment advisory agreement    those of the Fund, including one mutual
carry out their responsibilities under the   as well as the sub-advisory contracts for    fund advised by Invesco Aim and
Fund's investment advisory agreement.        the Fund, as Invesco Institutional           sub-advised by Invesco Institutional. The
                                             currently manages assets of the Fund.        Board noted that the Fund's rate was below
   In determining whether to continue the                                                 the effective fee rate for the other
Fund's investment advisory agreement, the       The Board compared the Fund's             mutual fund. The Board also noted that
Board considered the prior relationship      performance during the past one, three and   Invesco Institutional sub-advises three
between Invesco Aim and the Fund, as well    five calendar years to the performance of    foreign funds with comparable investment
as the Board's knowledge of Invesco Aim's    all funds in the Lipper performance          strategies.
operations, and concluded that it is         universe that are not managed by Invesco
beneficial to maintain the current           Aim or an Affiliated Sub-Adviser, and           Additionally, the Board compared the
relationship, in part, because of such       against the Lipper High Current Yield        Fund's sub-advisory fee rate to the
knowledge. The Board also considered the     Funds Index. The Board noted that the        effective fee rate of one separately
steps that Invesco Aim and its affiliates    Fund's performance was in the third          managed account/wrap account sub-advised
continue to take to improve the quality      quintile of its performance universe for     by Invesco Institutional. The Board noted
and efficiency of the services they          the one, three and five year periods (the    that the Fund's sub-advisory fee rate was
provide to the AIM Funds in the areas of     first quintile being the best performing     above the rate for the separately managed
investment performance, product line         funds and the fifth quintile being the       account/wrap account. The Board considered
diversification, distribution, fund          worst performing funds). The Board noted     that management of the separately managed
operations, shareholder services and         that the Fund's performance was above the    accounts/wrap accounts by Invesco
compliance. The Board concluded that the     performance of the Index for the one,        Institutional involves different levels of
quality and efficiency of the services       three and five year periods. Although the    services and different operational and
Invesco Aim and its affiliates provide to    independent written evaluation of the        regulatory requirements than Invesco Aim's
the AIM Funds in each of these areas         Fund's Senior Officer only considered Fund   and Invesco Institutional's management of
support the Board's approval of the          performance through the most recent          the Fund. The Board concluded that these
continuance of the Fund's investment         calendar year, the Board also reviewed       differences are appropriately reflected in
advisory agreement.                          more recent Fund performance and this        the fee structure for the Fund.
                                             review did not change their conclusions.
   B. Nature, Extent and Quality of          The Board noted that, in response to the        The Board noted that Invesco Aim
      Services Provided by Affiliated        Board's focus on fund performance, Invesco   contractually agreed to waive fees and/or
      Sub-Advisers                           Aim has taken a number of actions intended   limit expenses of the Fund through at
                                             to improve the investment process for the    least June 30,2010 in an amount necessary
The Board reviewed the services provided     funds.                                       to limit total annual operating expenses
by the Affiliated Sub-Advisers under the                                                  to a specified percentage of average daily
sub-advisory contracts and the credentials      D. Advisory and Sub-Advisory Fees and     net assets for each class of the Fund. The
and experience of the officers and                 Fee Waivers                            Board also noted that Invesco Aim has
employees of the Affiliated Sub-Advisers                                                  agreed to reduce the per account transfer
who provide these services. The Board        The Board compared the Fund's contractual    agent fee for all the retail funds,
concluded that the nature, extent and        advisory fee rate to the contractual         including the Fund, effective July 1,2009.
quality of the services provided by the      advisory fee rates of funds in the Fund's
Affiliated Sub-Advisers are appropriate.     Lipper expense group that are not managed       The Board also considered the services
The Board noted that the Affiliated          by Invesco Aim or an Affiliated              provided by the Affiliated Sub-Advisers
Sub-Advisers, which have offices and         Sub-Adviser, at a common asset level. The    pursuant to the sub-advisory contracts and
personnel that are geographically            Board noted that the Fund's contractual      the services provided by Invesco Aim
dispersed in financial centers around the    advisory fee rate was above the median       pursuant to the Fund's advisory agreement,
world, can provide research and other        contractual advisory fee rate of funds in    as well as the allocation of fees between
information and make recommendations on      its expense group. The Board also reviewed   Invesco Aim and the Affiliated
the markets and economies of various         the methodology used by Lipper in            Sub-Advisers pursuant to the sub-advisory
countries and securities of companies        determining contractual fee rates, which     contracts. The Board noted that the
located in such countries or on various      includes using audited financial data from   sub-advisory fees have no direct effect on
types of investments and investment          the most recent annual report of each fund   the Fund or its shareholders, as they are
techniques. The Board noted that             in the expense group that was publicly       paid by Invesco Aim to the Affiliated
investment decisions for the Fund are made   available as of the end of the past          Sub-Advisers, and that Invesco Aim and the
by Invesco Institutional (N.A.), Inc.        calendar year. The Board noted that some     Affiliated Sub-Advisers are affiliates.
(Invesco Institutional). The Board           comparative data was at least one year old
concluded that the sub-advisory contracts    and that other data did not reflect the         After taking account of the Fund's
benefit the Fund and its shareholders by     market downturn that occurred in the         contractual advisory fee rate, the
permitting Invesco Aim to utilize the        fourth quarter of 2008.                      contractual sub-advisory fee rate, the
additional resources and talent of the                                                    comparative advisory fee information
Affiliated Sub-Advisers in managing the         The Board also compared the Fund's        discussed above, the expense limitations
Fund.                                        effective fee rate (the advisory fee after   and other relevant factors, the Board
                                             any advisory fee waivers and before any      concluded that


35     AIM HIGH YIELD FUND                                                                                                 continued

the Fund's advisory and sub-advisory fees    advisory agreement, and concluded that       advisory fees from these affiliated money
are fair and reasonable.                     Invesco Aim has the financial resources      market funds attributable to such
                                             necessary to fulfill these obligations.      investments, although Invesco Aim has
   E. Economies of Scale and Breakpoints     The Board also considered whether each       contractually agreed to waive through at
The Board considered the extent to which     Affiliated Sub-Adviser is financially        least June 30, 2010, the advisory fees
there are economies of scale in the          sound and has the resources necessary to     payable by the Fund in an amount equal to
provision of advisory services to the        perform its obligations under the            100% of the net advisory fee Invesco Aim
Fund. The Board also considered whether      sub-advisory contracts, and concluded that   receives from the affiliated money market
the Fund benefits from such economies of     each Affiliated Sub-Adviser has the          funds with respect to the Fund's
scale through contractual breakpoints in     financial resources necessary to fulfill     investment in the affiliated money market
the Fund's advisory fee schedule. The        these obligations.                           funds of uninvested cash, but not cash
Board noted that the Fund's contractual                                                   collateral. The Board concluded that the
advisory fee schedule includes three            G. Collateral Benefits to Invesco         Fund's investment of uninvested cash and
breakpoints and that the level of the              Aim and its Affiliates                 cash collateral from any securities
Fund's advisory fees, as a percentage of                                                  lending arrangements in the affiliated
the Fund's net assets, has decreased as      The Board considered various other           money market funds is in the best
net assets increased because of the          benefits received by Invesco Aim and its     interests of the Fund and its
breakpoints. Based on this information,      affiliates resulting from Invesco Aim's      shareholders.
the Board concluded that the Fund's          relationship with the Fund, including the
advisory fees appropriately reflect          fees received by Invesco Aim and its
economies of scale at current asset          affiliates for their provision of
levels. The Board also noted that the        administrative, transfer agency and
Fund shares directly in economies of         distribution services to the Fund. The
scale through lower fees charged by third    Board considered the performance of
party service providers based on the         Invesco Aim and its affiliates in
combined size of all of the AIM Funds and    providing these services and the
affiliates.                                  organizational structure employed by
                                             Invesco Aim and its affiliates to provide
   F. Profitability and Financial            these services. The Board also considered
Resources The Board reviewed information     that these services are provided to the
from Invesco Aim concerning the costs of     Fund pursuant to written contracts that
the advisory and other services that         are reviewed and approved on an annual
Invesco Aim and its affiliates provide to    basis by the Board. The Board concluded
the Fund and the profitability of Invesco    that Invesco Aim and its affiliates are
Aim and its affiliates in providing these    providing these services in a satisfactory
services. The Board also reviewed            manner and in accordance with the terms of
information concerning the financial         their contracts, and are qualified to
condition of Invesco Aim and its             continue to provide these services to the
affiliates. The Board reviewed with          Fund.
Invesco Aim the methodology used to
prepare the profitability information. The      The Board considered the benefits
Board considered the overall profitability   realized by Invesco Aim and the Affiliated
of Invesco Ltd., the ultimate parent of      Sub-Advisers as a result of portfolio
Invesco Aim and the Affiliated               brokerage transactions executed through
Sub-Advisers, and of Invesco Aim, as well    "soft dollar" arrangements. The Board
as the profitability of Invesco Aim in       noted that soft dollar arrangements shift
connection with managing the Fund. The       the payment obligation for research and
Board noted that Invesco Aim continues to    execution services from Invesco Aim and
operate at a net profit, although the        the Affiliated Sub-Advisers to the funds
reduction of assets under management as a    and therefore may reduce Invesco Aim's and
result of market movements and the           the Affiliated Sub-Advisers' expenses. The
increase in voluntary fee waivers for        Board concluded that Invesco Aim's and the
affiliated money market funds have reduced   Affiliates Sub-Advisers' soft dollar
the profitability of Invesco Aim and its     arrangements are appropriate. The Board
affiliates. The Board concluded that the     also concluded that, based on their review
Fund's fees are fair and reasonable, and     and representations made by the Chief
that the level of profits realized by        Compliance Officer of Invesco Aim, these
Invesco Aim and its affiliates from          arrangements are consistent with
providing services to the Fund is not        regulatory requirements.
excessive in light of the nature, quality
and extent of the services provided. The        The Board considered the fact that the
Board considered whether Invesco Aim is      Fund's uninvested cash and cash collateral
financially sound and has the resources      from any securities lending arrangements
necessary to perform its obligations under   may be invested in money market funds
the Fund's investment                        advised by Invesco Aim pursuant to
                                             procedures approved by the Board. The
                                             Board noted that Invesco Aim will receive



36    AIM HIGH YIELD FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended July 31, 2009:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Qualified Dividend Income*                             2.10%
     Corporate Dividends Received Deduction*                2.10%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.


37        AIM HIGH YIELD FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

        NAME, YEAR          TRUSTEE AND/
 OF BIRTH AND POSITION(S)    OR OFFICER                         PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIP(S)
    HELD WITH THE TRUST        SINCE                              DURING PAST 5 YEARS                             HELD BY TRUSTEE
--------------------------  ------------  -------------------------------------------------------------------  ---------------------
INTERESTED PERSONS

Martin L. Flanagan(1) --    2007          Executive Director, Chief Executive Officer and President, Invesco   None
1960                                      Ltd. (ultimate parent of Invesco Aim and a global investment
Trustee                                   management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds(R); Vice
                                          Chairman, Investment Company Institute; and Member of Executive
                                          Board, SMU Cox School of Business

                                          Formerly: Director, Chairman, Chief Executive Officer and
                                          President, IVZ Inc. (holding company), INVESCO Group Services, Inc.
                                          (service provider) and Invesco North American Holdings, Inc.
                                          (holding company); Director, Chief Executive Officer and President,
                                          Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd. and Chairman,
                                          Investment Company Institute

Philip A. Taylor(2) --      2006          Head of North American Retail and Senior Managing Director, Invesco  None
1954                                      Ltd.; Director, Chief Executive Officer and President, Invesco Aim
Trustee, President and                    Advisors, Inc. and 1371 Preferred Inc. (holding company); Director,
Principal Executive                       Chairman, Chief Executive Officer and President, Invesco Aim
Officer                                   Management Group, Inc. (financial services holding company) and
                                          Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc.
                                          (registered investment advisor and registered transfer agent) and
                                          AIM GP Canada Inc. (general partner for limited partnerships);
                                          Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services,
                                          Inc. (registered transfer agent) and INVESCO Distributors, Inc.
                                          (registered broker dealer); Director, President and Chairman,
                                          INVESCO Inc. (holding company) and Invesco Canada Holdings Inc.
                                          (holding company); Chief Executive Officer, AIM Trimark Corporate
                                          Class Inc. (corporate mutual fund company) and AIM Trimark Canada
                                          Fund Inc. (corporate mutual fund company); Director and Chief
                                          Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltee
                                          (registered investment advisor and registered transfer agent) and
                                          Invesco Trimark Dealer Inc. (registered broker dealer); Trustee,
                                          President and Principal Executive Officer, The AIM Family of
                                          Funds(R) (other than AIM Treasurer's Series Trust and Short-Term
                                          Investments Trust); Trustee and Executive Vice President, The AIM
                                          Family of Funds(R) (AIM Treasurer's Series Trust and Short-Term
                                          Investments Trust only); and Manager, Invesco PowerShares Capital
                                          Management LLC

                                          Formerly: President, Invesco Trimark Dealer Inc.; Director and
                                          President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada
                                          Fund Inc.; Director and President, Invesco Trimark Ltd./Invesco
                                          Trimark Ltee; Senior Managing Director, Invesco Holding Company
                                          Limited; Trustee and Executive Vice President, Tax-Free Investments
                                          Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive
                                          Officer, The AIM Family of Funds(R) (AIM Treasurer's Series Trust,
                                          Short-Term Investments Trust and Tax-Free Investments Trust only);
                                          President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund
                                          Inc.; and Director, Trimark Trust (federally regulated Canadian trust company)

INDEPENDENT TRUSTEES

Bruce L. Crockett -- 1944   2001          Chairman, Crockett Technology Associates (technology consulting      ACE Limited
Trustee and Chair                         company)                                                             (insurance company);
                                                                                                               Captaris, Inc.
                                                                                                               (unified messaging
                                                                                                               provider); and
                                                                                                               Investment Company
                                                                                                               Institute

Bob R. Baker -- 1936        2003          Retired                                                              None
Trustee

Frank S. Bayley -- 1939     1987          Retired                                                              None
Trustee
                                          Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)

James T. Bunch -- 1942      2003          Founder, Green, Manning & Bunch Ltd., (investment banking firm)      Board of Governors,
Trustee                                                                                                        Western Golf
                                                                                                               Association/Evans
                                                                                                               Scholars Foundation
                                                                                                               and Executive
                                                                                                               Committee, United
                                                                                                               States Golf
                                                                                                               Association

Albert R. Dowden -- 1941     2001         Director of a number of public and private business corporations,    Board of Nature's
Trustee                                   including the Boss Group Ltd. (private investment and management);   Sunshine Products,
                                          Continental Energy Services, LLC (oil and gas pipeline service);     Inc.
                                          Reich & Tang Funds (registered investment company); Annuity and
                                          Life Re (Holdings), Ltd. (reinsurance company), and Homeowners of
                                          America Holding Corporation/Homeowners of America Insurance
                                          Company (property casualty company)

                                          Formerly: Director, CompuDyne Corporation (provider of product and services to the public security market); Director, President and
                                          Chief Executive Officer, Volvo Group North America, Inc.; Senior
                                          Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields -- 1952       2001         Chief Executive Officer, Twenty First Century Group, Inc.            Administaff
Trustee                                   (government affairs company); and Owner and Chief Executive
                                          Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment),  Discovery Global Education Fund (non-profit) and
                                          Cross Timbers Quail Research Ranch (non-profit)

                                          Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling -- 1937     2001          Partner, law firm of Kramer Levin Naftalis and Frankel LLP           Director, Reich &
Trustee                                                                                                        Tang Funds
                                                                                                               (16 portfolios)

Prema Mathai-Davis -- 1950  2001          Retired                                                              None
Trustee

Lewis F. Pennock -- 1942    2001          Partner, law firm of Pennock & Cooper                                None
Trustee

Larry Soll -- 1942          2003          Retired                                                              None
Trustee

Raymond Stickel, Jr. --     2005          Retired                                                              None
1944
Trustee                                   Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)

(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

        NAME, YEAR          TRUSTEE AND/
 OF BIRTH AND POSITION(S)    OR OFFICER                         PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIP(S)
    HELD WITH THE TRUST        SINCE                              DURING PAST 5 YEARS                             HELD BY TRUSTEE
--------------------------  ------------  -------------------------------------------------------------------  ---------------------
OTHER OFFICERS

Russell C. Burk -- 1958     2005          Senior Vice President and Senior Officer of The AIM Family of        N/A
Senior Vice President and                 Funds(R)
Senior Officer
                                          Formerly: Director of Compliance and Assistant General Counsel,
                                          ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                          Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

John M. Zerr -- 1962        2006          Director, Senior Vice President, Secretary and General Counsel,      N/A
Senior Vice President,                    Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and
Chief Legal Officer and                   Invesco Aim Capital Management, Inc.; Director, Senior Vice
Secretary                                 President and Secretary, Invesco Aim Distributors, Inc.; Director,
                                          Vice President and Secretary, Invesco Aim Investment Services, Inc.
                                          and INVESCO Distributors, Inc.; Director and Vice President,
                                          INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal
                                          Officer and Secretary, The AIM Family of Funds(R); and Manager,
                                          Invesco PowerShares Capital Management LLC

                                          Formerly: Director, Vice President and Secretary, Fund Management
                                          Company; Vice President, Invesco Aim Capital Management, Inc.;
                                          Chief Operating Officer and General Counsel, Liberty Ridge Capital,
                                          Inc. (an investment adviser); Vice President and Secretary, PBHG
                                          Funds (an investment company); Vice President and Secretary, PBHG
                                          Insurance Series Fund (an investment company); Chief Operating
                                          Officer, General Counsel and Secretary, Old Mutual Investment
                                          Partners (a broker-dealer); General Counsel and Secretary, Old
                                          Mutual Fund Services (an administrator); General Counsel and
                                          Secretary, Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary,
                                          Old Mutual Capital, Inc. (an investment adviser); and Vice
                                          President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley -- 1959    2004          Global Compliance Director, Invesco Ltd.; and Vice President, The    N/A
Vice President                            AIM Family of Funds(R)

                                          Formerly: Senior Vice President, Invesco Aim Management Group,
                                          Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                          Aim Advisors, Inc. and The AIM Family of Funds(R); Vice President
                                          and Chief Compliance Officer, Invesco Aim Capital Management, Inc.
                                          and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim
                                          Investment Services, Inc. and Fund Management Company

Kevin M. Carome -- 1956     2003          General Counsel, Secretary and Senior Managing Director, Invesco     N/A
Vice President                            Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds
                                          Group, Inc.; Director and Executive Vice President, IVZ, Inc.,
                                          Invesco Group Services, Inc., .Invesco North American Holdings,
                                          Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President,
                                          The AIM Family of Funds(R)

                                          Formerly: Secretary, Invesco North American Holdings, Inc.; Vice
                                          President and Secretary, IVZ, Inc. and Invesco Group Services,
                                          Inc.; Senior Managing Director and Secretary, Invesco Holding
                                          Company Limited; Director, Senior Vice President, Secretary and
                                          General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                          Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                          Inc.; Director, General Counsel and Vice President, Fund Management
                                          Company; Vice President, Invesco Aim Capital Management, Inc. and
                                          Invesco Aim Investment Services, Inc.; Senior Vice President, Chief
                                          Legal Officer and Secretary, The AIM Family of Funds(R); Director
                                          and Vice President, INVESCO Distributors, Inc.; and Chief Executive
                                          Officer and President, INVESCO Funds Group, Inc.

Sheri Morris -- 1964         1999         Vice President, Treasurer and Principal Financial Officer, The AIM   N/A
Vice President, Treasurer                 Family of Funds(R); and Vice President, Invesco Aim Advisors, Inc.,
and Principal Financial                   Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset
Officer                                   Management Inc.

                                          Formerly: Assistant Vice President and Assistant Treasurer, The AIM
                                          Family of Funds(R) and Assistant Vice President, Invesco Aim
                                          Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco
                                          Aim Private Asset Management, Inc.

Karen Dunn Kelley -- 1960   2004          Head of Invesco's World Wide Fixed Income and Cash Management        N/A
Vice President                            Group; Vice President, Invesco Institutional (N.A.), Inc.
                                          (registered investment advisor); Director of Cash Management and
                                          Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim
                                          Capital Management, Inc.; Executive Vice President, Invesco Aim
                                          Distributors, Inc.; Senior Vice President, Invesco Aim Management
                                          Group, Inc.; Vice President, The AIM Family of Funds(R) (other than
                                          AIM Treasurer's Series Trust and Short-Term Investments Trust); and
                                          President and Principal Executive Officer, The AIM Family of
                                          Funds(R) (AIM Treasurer's Series Trust and Short-Term Investments
                                          Trust only)

                                          Formerly: President and Principal Executive Officer, Tax-Free
                                          Investments Trust; Director and President, Fund Management Company;
                                          Chief Cash Management Officer and Managing Director, Invesco Aim
                                          Capital Management, Inc.; and Vice President, Invesco Aim Advisors,
                                          Inc. and The AIM Family of Funds(R) (AIM Treasurer's Series Trust,
                                          Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek -- 1967     2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,      N/A
Anti-Money Laundering                     Inc., Invesco Aim Capital Management, Inc., Invesco Aim
Compliance Officer                        Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco
                                          Aim Private Asset Management, Inc. and The AIM Family of Funds(R)

                                          Formerly: Anti-Money Laundering Compliance Officer, Fund
                                          Management Company; and Manager of the Fraud Prevention
                                          Department, Invesco Aim Investment Services, Inc.

Todd L. Spillane -- 1958    2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior    N/A
Chief Compliance Officer                  Vice President and Chief Compliance Officer, Invesco Aim Advisors,
                                          Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance
                                          Officer, The AIM Family of Funds(R), Invesco Global Asset
                                          Management (N.A.), Inc. (registered investment advisor), Invesco
                                          Institutional (N.A.), Inc., (registered investment advisor),
                                          INVESCO Private Capital Investments, Inc. (holding company),
                                          Invesco Private Capital, Inc. (registered investment advisor) and
                                          Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and
                                          Invesco Aim Investment Services, Inc.

                                          Formerly: Vice President, Invesco Aim Capital Management, Inc. and
                                          Fund Management Company; and Global Head of Product Development,
                                          AIG-Global Investment Group, Inc.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's prospectus for information on the Fund's sub-advisors.

OFFICE OF THE FUND
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

COUNSEL TO THE FUND
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INVESTMENT ADVISOR
Invesco Aim Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

COUNSEL TO THE INDEPENDENT TRUSTEES
Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

DISTRIBUTOR
Invesco Aim Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

TRANSFER AGENT
Invesco Aim Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

AUDITORS
PricewaterhouseCoopers LLP
1201 Louisiana Street
Suite 2900
Houston, TX 77002-5678

CUSTODIAN
State Street Bank and Trust Company
225 Franklin
Boston, MA 02110-2801

[GO PAPERLESS
   GRAPHIC]
====================================================================================================================================

GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

-  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of    -  EFFICIENT. Stop waiting for regular mail. Your documents will
   trees used to produce paper.                                       be sent via email as soon as they're available.

-  ECONOMICAL. Help reduce your fund's printing and delivery       -  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.         with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.

====================================================================================================================================

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise.
If you do not want the mailing of these documents to be combined with those for other members of your household, please contact
Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after October 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim
Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital
Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco
Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

   It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc.,
Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset             [INVESCO AIM LOGO]
Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser       --SERVICE MARK--
firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

                                                          invescoaim.com   HYI-AR-1    Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]          ANNUAL REPORT TO SHAREHOLDERS          JULY 31, 2009
 --SERVICE MARK--

                                 AIM INCOME FUND

                               [MOUNTAIN GRAPHIC]

2      Letters to Shareholders
4      Performance Summary
4      Management Discussion
6      Long-Term Fund Performance
8      Supplemental Information
9      Schedule of Investments
18     Financial Statements
20     Notes to Financial Statements
30     Financial Highlights
31     Auditor's Report
32     Fund Expenses
33     Approval of Investment Advisory and Sub-Advisory Agreements
36     Tax Information
T-1    Trustees and Officers

                                     Dear Shareholders:

                                     While the year covered by this report was difficult - for long-time investors and veteran investment professionals alike - economic conditions and market trends appeared much more
               [TAYLOR               favorable at the close of the fiscal year than at its start.
                PHOTO]
                                        The 12 months ended July 31, 2009, included a sharp market sell-off that occurred in the second half of 2008. That downturn affected virtually all sectors, markets and investors. The decline had a number of causes, the most immediate being unprecedented turmoil in credit markets. Economic uncertainty prompted banks to hoard cash and reduce lending, and caused investors to shun short-term corporate debt. As a result, businesses found it difficult to fund
            Philip Taylor            their day-to-day operations, and the U.S. economy - as well as economies around the globe -
                                     virtually froze briefly.

                                     INCREASED COMMUNICATION

                                     These developments prompted a greater-than-usual number of shareholders to contact me.
Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.

   Many of you sought explanations for the decline in the value of your accounts, while others asked more general questions about when the economy might improve. Your questions, comments and suggestions gave me better insight into what was on your minds, and I was pleased that so many of you took the time to share your thoughts with me.

   As a result, Invesco Aim's investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of "Investment Perspectives" articles on our website, invescoaim.com. Through these articles, we've tried to provide timely market commentary, general investor education information and sector updates. I hope you'll take a moment to read them and let me know if you find them useful.

   To access your Fund's latest quarterly commentary, click on "Products and Performance" at the top of our website; next, select
"Mutual Funds"; and then click on "Quarterly Commentary."

   I also hope you've stayed in touch with your financial advisor. An experienced financial advisor who is familiar with your individual investment goals, time horizon and risk tolerance can be a source of comfort and information during uncertain times. He or she can monitor your investments to ensure they're on track and can prevent you from making impulsive short-term decisions that may have adverse long-term consequences.

REASONS FOR OPTIMISM

The economy and equity markets reacted to a barrage of negative news during the year. Consumer spending - which accounts for more than two-thirds(1) of the U.S. economy - was sluggish as unemployment rose; more workers worried about their job security; home and portfolio values declined; and credit became more difficult to obtain.

   In his semiannual monetary policy report to Congress in late July, U.S. Federal Reserve Board Chairman Ben Bernanke summarized the stresses and strains the U.S. and global economies suffered in late 2008 and early 2009. Importantly, he suggested that the aggressive, coordinated actions taken by governments and central banks around the world finally may be yielding results. He testified that in recent months:

   -  The pace of overall economic decline appears to have slowed significantly.

   -  Credit availability, for consumers and businesses, has improved noticeably.

   -  Investors' extreme risk aversion has eased somewhat.

   -  The decline in housing activity appears to have moderated.

   While these and other trends offer encouragement, uncertainties remain. Chairman Bernanke testified that he anticipates a gradual recovery in 2010 with some acceleration in economic growth in 2011, together with subdued inflation over the next two years. His considered judgment appears to be shared by investors who have begun to return, cautiously, to the equities market, causing major
U.S. stock-market indexes to bounce off their March lows.

A SINGLE FOCUS

I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest(2) and most diversified global asset managers. It provides clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.

   Our investment professionals have managed clients' money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.

   If you have questions about this report or your account, please contact one of our client services representatives at 800 959
4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.

   Thank you for investing with us. All of us at Invesco Aim look forward to serving you.

Sincerely,


/s/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1) Reuters;

(2) Pensions & Investments


2     AIM INCOME FUND

                                     Dear Fellow Shareholders:

                                     Although the economy and financial markets have shown some signs of hope, investors remain
              [CROCKETT              rightfully cautious. Staying with an appropriately diversified investment program focused on
                PHOTO]               your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.

                                        Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance
            Bruce Crockett           performance in ways that put your interests first.

                                        We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.'s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market's decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim
Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals."

   The website also contains news and market information, investment education and planning information and current reports and prospectuses for all the AIM Funds and I highly recommend it to you.

   You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3     AIM INCOME FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================   allows all investment professionals to
PERFORMANCE SUMMARY                                                                       communicate in a timely manner.

For the fiscal year ended July 31, 2009, AIM Income Fund underperformed the Fund's           Portfolio construction begins with a
broad market and style-specific indexes. The Fund's underperformance relative to its      well-defined fund design that establishes
benchmarks was mainly due to an overweight in credit sensitive sectors of the bond        the target investment vehicles for
market during the beginning of the period. Security selection also detracted from         generating the desired "alpha" (the extra
relative performance.                                                                     return above a specific benchmark) as well
                                                                                          as the risk parameters for the Fund.
   Your Fund's long-term performance appears later in this report.                        Investment vehicles are evaluated for
                                                                                          liquidity and risk versus relative value.
FUND VS. INDEXES
                                                                                             Sell decisions are based on:
Total returns, 7/31/08 to 7/31/09, at net asset value (NAV). Performance shown does
not include applicable contingent deferred sales charges (CDSC) or front-end sales        -  A conscious decision to alter the
charges, which would have reduced performance.                                               Fund's macro risk exposure (for
                                                                                             example, duration, yield curve
Class A Shares                                                                    -9.05%     positioning, sector exposure).
Class B Shares                                                                    -9.71
Class C Shares                                                                    -9.77   -  The need to limit or reduce exposure to
Class R Shares                                                                    -9.47      a particular sector or issuer.
Class Y Shares*                                                                   -8.73
Investor Class Shares                                                             -9.01   -  Degradation of an issuer's credit
Barclays Capital U.S. Aggregate Index(Triangle) (Broad Market Index)               7.85      quality.
Barclays Capital U.S. Credit Index(Triangle) (Style-Specific Index)                8.69
Lipper BBB Rated Funds Index(Triangle) (Peer Group Index)                          3.59   -  Realignment of a valuation target.

                                                                                          -  Presentation of a better relative value
(Triangle)Lipper Inc.                                                                        opportunity.

*  Share class incepted during the fiscal year. See page 7 for a detailed explanation     MARKET CONDITIONS AND YOUR FUND
   of Fund performance.
                                                                                          Weakness in the U.S. housing,
=======================================================================================   manufacturing, retail and finance sectors,
                                                                                          as well as the absence of properly
HOW WE INVEST                                MBS pool have not been determined at the     functioning credit markets, all
                                             time of the transaction.                     contributed to general economic weakness
We invest primarily in fixed-rate U.S.                                                    during the reporting period. Gross
dollar-denominated corporate bonds. We may      We believe dynamic and complex            domestic product (GDP), the broadest
invest up to 40% of total assets in          fixed-income markets may create              measure of overall U.S. economic activity,
foreign securities. Up to 35% of the         opportunities for investors that are best    reflected a shrinking economy during each
Fund's assets may be invested in lower       captured by independent specialist           of the calendar quarters covered by this
quality, high yield debt securities;         decision makers interconnected as a global   report.(1)
however, we have historically stayed         team. We use this philosophy in an effort
closer to a 10% allocation to this asset     to generate a high level of current income      The U.S. Federal Reserve Board (the
class. The Fund may invest in derivative     consistent with concern for safety of        Fed) moved aggressively throughout the
instruments such as futures contracts and    principal.                                   Fund's fiscal year to attempt to stimulate
swap agreements, including but not limited                                                economic growth and enhance market
to credit default swaps, and engage in          Our security selection is supported by    liquidity. Between October and December
mortgage dollar roll transactions, a form    a team of independent specialists. Team      2008, the federal funds target rate was
of repurchase agreement activity in the      members conduct top-down macroeconomic as    lowered from 2.00% to a range of zero to
highly liquid "To-Be-Announced" (TBA)        well as bottom-up analysis on individual     0.25%.(2) The Fed also began its program
market for agency MBS. TBA means that the    securities. Recommendations are              of quantitative easing by beginning to buy
underlying mortgages comprising an           communicated to portfolio managers through   up to $300 billion in Treasuries, $1.25
                                             proprietary technology that                  trillion in agency mortgage backed
                                                                                          securities and $200 billion in agency
==========================================   ==========================================   debentures.(2) In doing so, the Fed hoped
                                                                                          to stimulate an economic recovery by
PORTFOLIO COMPOSITION                        TOP 10 FIXED INCOME ISSUERS*                 keeping long-term interest rates low and
By sector, based on total investments         1. Federal National Mortgage                making more money available to consumers
                                                 Association                        4.5%  and businesses.
Financials                            28.2%   2. U.S. Treasury Bonds                3.2
Consumer Discretionary                 9.7    3. Morgan Stanley                     3.1      In light of the failures at Lehman
Industrials                            9.2    4. Federal Home Loan Mortgage               Brothers and Washington Mutual (no longer
Telecommunication Services             6.9       Corp.                              3.0   held at the end of the period), government
Consumer Staples                       5.6    5. JPMorgan Chase & Co.               2.6   interventions into the financial markets
Energy                                 5.5    6. Bank of America Corp.              2.3   were plentiful throughout the Fund's
Utilities                              4.7    7. Merrill Lynch & Co. Inc.           2.1   fiscal year. Government bailouts of
Materials                              2.2    8. Anadarko Petroleum Corp.           2.1   American International Group (AIG) (sold
Information Technology                 1.9    9. DCP Midstream LLC                  1.9   by the end of the period), Fannie Mae and
Health Care                            1.8   10. Verizon Wireless Capital LLC       1.9   Freddie Mac, along with extraordinary
Industries Less Than 3% each                                                              liquidity measures such as the $700
of Total Investments                  18.9   ==========================================   billion Troubled Asset Recovery Program
Money Market Funds                     5.4                                                (TARP) and the $787 billion stimulus
                                             ==========================================   spending program were some of the
==========================================                                                emergency actions taken by the
                                             Total Net Assets            $330.8 million

                                             Total Number of Holdings*              327

                                             ==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.


4     AIM INCOME FUND
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
government to support the U.S. financial     in the period, their performance still       The views and opinions expressed in
system and the overall economy. Shaken       lagged the returns of the corporate credit   management's discussion of Fund
investor confidence, volatility and          sectors and consequently were detrimental    performance are those of Invesco Aim
impaired liquidity characterized the         to relative performance.                     Advisors, Inc. These views and opinions
credit markets during much of the period.                                                 are subject to change at any time based on
                                                Security selection was another key        factors such as market and economic
   While credit spreads (the difference      component of relative and absolute           conditions. These views and opinions may
between yields on credit sensitive bonds     performance for the Fund during the fiscal   not be relied upon as investment advice or
and U.S. Treasuries) widened to              year. The Lehman Brothers bankruptcy and     recommendations, or as an offer for a
historically high levels during 2008,        the near demise of other prestigious         particular security. The information is
government bond yields fell sharply as       financials sector companies such as AIG,     not a complete analysis of every aspect of
investors sought the safety and liquidity    Merrill Lynch, Goldman Sachs and Morgan      any market, country, industry, security or
of the U.S. Treasury market.(3) Beginning    Stanley disquieted investors. Accordingly,   the Fund. Statements of fact are from
in early 2009, demand for credit sensitive   the Fund's positions in these and other      sources considered reliable, but Invesco
bonds returned, pushing prices higher and    financials sector holdings were adversely    Aim Advisors, Inc. makes no representation
starting a rally that continued through      affected and only partially recovered        or warranty as to their completeness or
July 2009.(3) This shift in investor         during the credit market rally in 2009.      accuracy. Although historical performance
preference, along with renewed concerns                                                   is no guarantee of future results, these
about future inflation, pushed U.S.             Individual company exposure was           insights may help you understand our
Treasury prices lower in 2009, especially    maintained chiefly through individual        investment management philosophy.
for intermediate and longer maturities,      bonds, with the occasional use of credit
but not enough to negate significant gains   default swaps (CDS), which allow investors   See important Fund and index disclosures
experienced earlier in the period.           to manage exposure to specific               later in this report.
                                             investment-grade corporate credits when

   In the volatile market environment that   transactions in the cash market are                    CYNTHIA BRIEN
characterized the period, sector             unavailable or too expensive.
allocation and security selection were the   Additionally, Fund management worked                   Chartered Financial Analyst,
dominate factors affecting Fund              diligently to trade out of some thinly                 portfolio manager, is manager of
performance relative to both the             traded (less liquid) issues that were in     [BRIEN    AIM Income Fund. She joined
style-specific and broad market indexes.     the Fund at the start of the period.         PHOTO]    Invesco Aim in 1996. Ms. Brien
The timing and magnitude of our sector       During the 2009 credit market recovery, we             earned a B.B.A. from The
decisions were overwhelmingly influential    were able to successfully exit several of              University of Texas at Austin.
on relative Fund performance, mainly         these less liquid positions at prices
during the first half of the period when     considered reasonable and practical given              CHUCK BURGE
we were overweight in investment-grade       their valuation targets and credit
credit and had exposure to structured        profiles.                                              Senior portfolio manager, is
securities and high yield debt, some of                                                             manager of AIM Income Fund. He
the worst performing sectors of the bond        One of the Fund's risk management         [BURGE    joined Invesco in 2002. Mr.
market toward the end of 2008.               strategies is to manage portfolio duration   PHOTO]    Burge earned a B.S. in economics
                                             within a band of plus or minus 1.5 years               from Texas A&M University and an
   Investment-grade credit exposure was      around the style-specific benchmark's                  M.B.A. in finance and accounting
maintained chiefly through the cash bond     duration. Duration measures a portfolio's              from Rice University.
market, with incremental sector exposure     price sensitivity to interest rate
managed through use of credit derivatives    changes, with a shorter duration portfolio             PETER EHRET
index (CDX) products, which offer            tending to be less sensitive to these
diversified exposure to portfolios of        changes. We used U.S. Treasury note                    Chartered Financial Analyst,
investment-grade corporate credits through   futures contracts to maintain a close to               senior portfolio manager, is
one relatively liquid vehicle.               neutral duration posture versus the                    manager of AIM Income Fund. He
                                             style-specific benchmark for most of the               joined Invesco Aim in 2001. Mr.
   An overweight in the financials sector    period, and as such, duration was not a      [EHRET    Ehret graduated cum laude with a
versus the industrials and utilities         significant contributor or detractor from    PHOTO]    B.S. in economics from the
sectors of the investment-grade corporate    portfolio returns relative to the                      University of Minnesota. He also
bond market had a negative affect on Fund    style-specific index.                                  earned an M.S. in real estate
performance. During the latter part of the                                                          appraisal and investment
period, credit related sectors rallied          Over much of the period, we positioned              analysis from the University of
strongly. However, a reduction in our        the Fund for a flattening of the yield                 Wisconsin-Madison.
investment-grade corporate bond allocation   curve. As long-term bond yields rose more
and a generally higher credit quality bias   than short-term yields, the yield curve                DARREN HUGHES
kept us from fully participating in the      steepened, which was slightly detrimental
recovery.                                    to Fund performance relative to both the               Chartered Financial Analyst,
                                             style-specific and broad market indexes.               portfolio manager, is manager of
   Fund management maintained small                                                       [HUGHES   AIM Income Fund. He joined
positions in U.S. Treasuries and agency         Thank you for investing in AIM Income     PHOTO]    Invesco Aim in 1992. Mr. Hughes
debentures, relative to the Fund's broad     Fund and for sharing our long-term                     earned a B.B.A. in finance and
market index, believing demand had           investment horizon.                                    economics from Baylor
pressured yields to unattractive and                                                                University.
unsustainable levels. The Fund maintained    (1) Bureau of Economic Analysis
exposures in the structured securities
market throughout the period, mostly in      (2) U.S. Federal Reserve
agency MBS passthroughs and TBAs. Although
structured securities rallied later          (3) Barclays Capital


5     AIM INCOME FUND
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
YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            shown in the chart and table(s) does not     one that indicates the dollar value of an
comparable future results.                   reflect deduction of taxes a shareholder     investment, is constructed with each
                                             would pay on Fund distributions or sale of   segment representing a percent change in
   The data shown in the chart include       Fund shares.                                 the value of the investment. In this
reinvested distributions, applicable sales                                                chart, each segment represents a doubling,
charges and Fund expenses including             This chart, which is a logarithmic        or 100% change, in the value of the
management fees. Index results include       chart, presents the fluctuations in the      investment. In other words, the space
reinvested dividends, but they do not        value of the Fund and its indexes. We        between $5,000 and $10,000 is the same
reflect sales charges. Performance of the    believe that a logarithmic chart is more     size as the space between $10,000 and
peer group reflects fund expenses and        effective than other types of charts in      $20,000.
management fees; performance of a market     illustrating changes in value during the
index does not. Performance                  early years shown in the chart. The
                                             vertical axis, the


6     AIM INCOME FUND
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
                                                           AIM INCOME FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT - OLDEST SHARE CLASS WITH SALES CHARGES

Fund and index data from 7/31/99

                AIM              Barclays             Barclays
           Income Fund-    Capital U.S. Credit      Capital U.S.      Lipper BBB Rated
 Date     Class A Shares         Index(1)        Aggregate Index(1)    Funds Index(1)

7/31/99       $ 9525              $10000               $10000              $10000
   8/99         9459                9976                 9995                9963
   9/99         9491               10084                10111               10049
  10/99         9413               10130                10148               10068
  11/99         9445               10141                10148               10093
  12/99         9477               10087                10099               10076
   1/00         9434               10052                10066               10047
   2/00         9543               10145                10187               10170
   3/00         9512               10232                10321               10264
   4/00         9278               10142                10292               10140
   5/00         9081               10104                10287               10063
   6/00         9321               10358                10501               10317
   7/00         9316               10483                10597               10361
   8/00         9401               10620                10750               10550
   9/00         9382               10675                10818               10580
  10/00         9259               10686                10889               10546
  11/00         9213               10824                11067               10644
  12/00         9369               11034                11273               10867
   1/01         9632               11336                11457               11130
   2/01         9706               11435                11557               11240
   3/01         9590               11506                11615               11233
   4/01         9458               11465                11567               11171
   5/01         9528               11570                11636               11272
   6/01         9503               11628                11680               11285
   7/01         9727               11932                11941               11541
   8/01         9825               12092                12078               11679
   9/01         9655               12074                12219               11580
  10/01         9898               12374                12475               11825
  11/01         9823               12266                12303               11749
  12/01         9704               12182                12225               11677
   1/02         9756               12285                12323               11741
   2/02         9692               12378                12443               11797
   3/02         9583               12149                12236               11642
   4/02         9695               12319                12473               11820
   5/02         9718               12482                12579               11914
   6/02         9609               12502                12688               11858
   7/02         9333               12496                12841               11798
   8/02         9536               12819                13058               12037
   9/02         9648               13063                13269               12145
  10/02         9487               12911                13209               12058
  11/02         9658               13079                13205               12232
  12/02         9922               13464                13478               12517
   1/03        10002               13508                13490               12600
   2/03        10174               13778                13676               12812
   3/03        10205               13788                13666               12834
   4/03        10441               14043                13779               13093
   5/03        10788               14486                14035               13436
   6/03        10805               14451                14008               13453
   7/03        10392               13834                13537               12995
   8/03        10473               13943                13627               13097
   9/03        10810               14430                13987               13501

====================================================================================================================================

(1) Lipper Inc.

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
====================================================================================================================================
                                                          [MOUNTAIN CHART]

  10/03        10745               14276                13857               13447
  11/03        10810               14342                13890               13540
  12/03        10957               14501                14031               13737
   1/04        11083               14648                14144               13862
   2/04        11170               14832                14297               13985
   3/04        11253               14976                14404               14081
   4/04        10968               14504                14030               13722
   5/04        10933               14402                13973               13618
   6/04        10965               14462                14052               13698
   7/04        11081               14641                14192               13841
   8/04        11308               14987                14462               14122
   9/04        11366               15071                14502               14210
  10/04        11467               15217                14623               14350
  11/04        11409               15064                14507               14303
  12/04        11511               15261                14640               14465
   1/05        11600               15382                14732               14542
   2/05        11566               15291                14645               14519
   3/05        11462               15101                14570               14355
   4/05        11606               15303                14767               14473
   5/05        11756               15517                14927               14623
   6/05        11855               15641                15008               14747
   7/05        11775               15484                14872               14679
   8/05        11929               15719                15062               14861
   9/05        11789               15484                14907               14713
  10/05        11668               15315                14789               14585
  11/05        11728               15408                14854               14645
  12/05        11845               15559                14996               14789
   1/06        11851               15528                14997               14843
   2/06        11912               15597                15046               14911
   3/06        11769               15378                14899               14748
   4/06        11700               15321                14872               14739
   5/06        11706               15294                14856               14703
   6/06        11731               15318                14887               14705
   7/06        11891               15543                15089               14908
   8/06        12070               15831                15320               15181
   9/06        12212               16008                15454               15330
  10/06        12281               16135                15556               15464
  11/06        12413               16363                15737               15678
  12/06        12316               16222                15646               15569
   1/07        12296               16219                15639               15591
   2/07        12574               16546                15880               15892
   3/07        12555               16467                15881               15835
   4/07        12641               16586                15966               15977
   5/07        12529               16423                15845               15877
   6/07        12469               16346                15798               15779
   7/07        12449               16402                15930               15758
   8/07        12489               16553                16126               15938
   9/07        12504               16686                16248               16119
  10/07        12598               16881                16394               16294
  11/07        12531               17025                16689               16416
  12/07        12485               17051                16736               16389
   1/08        12425               17258                17017               16575
   2/08        12134               17290                17040               16525
   3/08        12031               17124                17098               16392
   4/08        12274               17222                17063               16523
   5/08        12209               17060                16938               16373
   6/08        12128               16969                16924               16243
   7/08        12090               16869                16910               16084
   8/08        12247               17003                17071               16097
   9/08        11153               15886                16841               15101
  10/08        10094               14964                16444               13866
  11/08        10114               15551                16979               13990
  12/08        10575               16526                17612               14713
   1/09        10146               16525                17457               14756
   2/09        10037               16243                17391               14485
   3/09        10078               16232                17633               14647
   4/09        10166               16680                17717               15091

====================================================================================================================================

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
====================================================================================================================================
                                                          [MOUNTAIN CHART]

   5/09        10478               17244                17846               15661
   6/09        10667               17662                17947               16116
   7/09        11002               18335                18237               16662

====================================================================================================================================

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
==========================================   ==========================================
                                                                                             THE PERFORMANCE DATA QUOTED REPRESENT
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 PAST PERFORMANCE AND CANNOT GUARANTEE
As of 7/31/09, including maximum             As of 6/30/09, the most recent calendar      COMPARABLE FUTURE RESULTS; CURRENT
applicable sales charges                     quarter-end, including maximum applicable    PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
                                             sales charges                                VISIT invescoaim.com FOR THE MOST RECENT
CLASS A SHARES                                                                            MONTH-END PERFORMANCE. PERFORMANCE FIGURES
Inception (5/3/68)                    6.05%  CLASS A SHARES                               REFLECT REINVESTED DISTRIBUTIONS, CHANGES
10 Years                              0.96   Inception (5/3/68)                    5.99%  IN NET ASSET VALUE AND THE EFFECT OF THE
 5 Years                             -1.13   10 Years                              0.62   MAXIMUM SALES CHARGE UNLESS OTHERWISE
 1 Year                             -13.41    5 Years                             -1.50   STATED. INVESTMENT RETURN AND PRINCIPAL
                                              1 Year                             -16.22   VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE
CLASS B SHARES                                                                            A GAIN OR LOSS WHEN YOU SELL SHARES.
Inception (9/7/93)                    2.57%  CLASS B SHARES
10 Years                              0.85   Inception (9/7/93)                    2.39%     THE TOTAL ANNUAL FUND OPERATING EXPENSE
 5 Years                             -1.19   10 Years                              0.51   RATIO SET FORTH IN THE MOST RECENT FUND
 1 Year                             -13.88    5 Years                             -1.62   PROSPECTUS AS OF THE DATE OF THIS REPORT
                                              1 Year                             -16.89   FOR CLASS A, CLASS B, CLASS C, CLASS R,
CLASS C SHARES                                                                            CLASS Y AND INVESTOR CLASS SHARES WAS
Inception (8/4/97)                    1.07%  CLASS C SHARES                               1.09%, 1.84%, 1.84%, 1.34%, 0.84% AND
10 Years                              0.68   Inception (8/4/97)                    0.83%  1.09%, RESPECTIVELY. THE EXPENSE RATIOS
 5 Years                             -0.91   10 Years                              0.36   PRESENTED ABOVE MAY VARY FROM THE EXPENSE
 1 Year                             -10.60    5 Years                             -1.30   RATIOS PRESENTED IN OTHER SECTIONS OF THIS
                                              1 Year                             -13.56   REPORT THAT ARE BASED ON EXPENSES INCURRED
CLASS R SHARES                                                                            DURING THE PERIOD COVERED BY THIS REPORT.
10 Years                              1.17%  CLASS R SHARES
 5 Years                             -0.42   10 Years                              0.83%     CLASS A SHARE PERFORMANCE REFLECTS THE
 1 Year                              -9.47    5 Years                             -0.85   MAXIMUM 4.75% SALES CHARGE, AND CLASS B
                                              1 Year                             -12.31   AND CLASS C SHARE PERFORMANCE REFLECTS THE
CLASS Y SHARES                                                                            APPLICABLE CONTINGENT DEFERRED SALES
10 Years                              1.49%  CLASS Y SHARES                               CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
 5 Years                             -0.08   10 Years                              1.12%  CDSC ON CLASS B SHARES DECLINES FROM 5%
 1 Year                              -8.73    5 Years                             -0.52   BEGINNING AT THE TIME OF PURCHASE TO 0% AT
                                              1 Year                             -11.95   THE BEGINNING OF THE SEVENTH YEAR. THE
INVESTOR CLASS SHARES                                                                     CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
10 Years                              1.47%  INVESTOR CLASS SHARES                        YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
 5 Years                             -0.14   10 Years                              1.13%  HAVE A FRONT-END SALES CHARGE; RETURNS
 1 Year                              -9.01    5 Years                             -0.54   SHOWN ARE AT NET ASSET VALUE AND DO NOT
                                              1 Year                             -12.01   REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
                                                                                          ON A TOTAL REDEMPTION OF RETIREMENT PLAN
==========================================   ==========================================   ASSETS WITHIN THE FIRST YEAR. CLASS Y
                                                                                          SHARES AND INVESTOR CLASS SHARES DO NOT
CLASS R SHARES' INCEPTION DATE IS JUNE 3,    REFLECTS THE RULE 12B-1 FEES APPLICABLE TO   HAVE A FRONT-END SALES CHARGE OR A CDSC;
2002. RETURNS SINCE THAT DATE ARE            CLASS A SHARES AS WELL AS ANY FEE WAIVERS    THEREFORE, PERFORMANCE IS AT NET ASSET
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    OR EXPENSE REIMBURSEMENTS RECEIVED BY        VALUE.
BLENDED RETURNS OF HISTORICAL CLASS R        CLASS A SHARES. CLASS A SHARES INCEPTION
SHARE PERFORMANCE AND RESTATED CLASS A       DATE IS MAY 3, 1968.                            THE PERFORMANCE OF THE FUND'S SHARE
SHARE PERFORMANCE (FOR PERIODS PRIOR TO                                                   CLASSES WILL DIFFER PRIMARILY DUE TO
THE INCEPTION DATE OF CLASS R SHARES) AT        INVESTOR CLASS SHARES' INCEPTION DATE     DIFFERENT SALES CHARGE STRUCTURES AND
NET ASSET VALUE, ADJUSTED TO REFLECT THE     IS SEPTEMBER 30, 2003. RETURNS SINCE THAT    CLASS EXPENSES.
HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS   DATE ARE HISTORICAL RETURNS. ALL OTHER
R SHARES. CLASS A SHARES' INCEPTION DATE     RETURNS ARE BLENDED RETURNS OF HISTORICAL
IS MAY 3, 1968.                              INVESTOR CLASS SHARE PERFORMANCE AND
                                             RESTATED CLASS A SHARE PERFORMANCE (FOR
   CLASS Y SHARES' INCEPTION DATE IS         PERIODS PRIOR TO THE INCEPTION DATE OF
OCTOBER 3, 2008; RETURNS SINCE THAT DATE     INVESTOR CLASS SHARES) AT NET ASSET VALUE,
ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE    WHICH RESTATED PERFORMANCE WILL REFLECT
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      THE RULE 12B-1 FEES APPLICABLE TO CLASS A
PERFORMANCE AND RESTATED CLASS A SHARE       SHARES FOR THE PERIOD USING BLENDED
PERFORMANCE (FOR PERIODS PRIOR TO THE        RETURNS. CLASS A SHARES' INCEPTION DATE IS
INCEPTION DATE OF CLASS Y SHARES) AT NET     MAY 3, 1968.
ASSET VALUE. THE RESTATED CLASS A SHARE
PERFORMANCE

continued from page 8

-  The returns shown in management's         adjustments to be made to the net assets     based on those net asset values may differ
   discussion of Fund performance are        of the Fund at period end for financial      from the net asset values and returns
   based on net asset values calculated      reporting purposes, and as such, the net     reported in the Financial Highlights.
   for shareholder transactions. Generally   asset values for shareholder transactions
   accepted accounting principles require    and the returns


7     AIM INCOME FUND

AIM INCOME FUND'S INVESTMENT OBJECTIVE IS A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH REASONABLE CONCERN FOR SAFETY OF PRINCIPAL.

-  Unless otherwise stated, information presented in this report is as of July 31, 2009, and is based on total net assets.

-  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          -  Lower rated securities may be more        ABOUT INDEXES USED IN THIS REPORT
                                                susceptible to real or perceived
-  Effective September 30, 2003, for            adverse economic and competitive          -  The BARCLAYS CAPITAL U.S. AGGREGATE
   qualified plans only, those previously       industry conditions, and the secondary       INDEX covers U.S. investment-grade
   established are eligible to purchase         markets in which lower rated securities      fixed-rate bonds with components for
   Class B shares of any AIM fund. Please       are traded may be less liquid than           government and corporate securities,
   see the prospectus for more                  higher grade securities. The loans in        mortgage pass-throughs, and
   information.                                 which the Fund may invest are typically      asset-backed securities.
                                                noninvestment-grade and involve a
-  Class R shares are available only to         greater risk of default on interest and   -  The BARCLAYS CAPITAL U.S. CREDIT INDEX
   certain retirement plans. Please see         principal payments and of price changes      is an unmanaged index that consists of
   the prospectus for more information.         due to the changes in the credit             publicly issued, SEC-registered U.S.
                                                quality of the issuer.                       corporate and specified foreign
-  Class Y shares are available to only                                                      debentures and secured notes that meet
   certain investors. Please see the         -  Interest rate risk refers to the risk        the specified maturity, liquidity, and
   prospectus for more information.             that bond prices generally fall as           quality requirements.
                                                interest rates rise and vice versa.
-  All Investor Class shares are closed to                                                -  The LIPPER BBB RATED FUNDS INDEX is an
   new investors. Contact your financial     -  Leveraging entails risks such as             equally weighted representation of the
   advisor about purchasing our other           magnifying changes in the value of the       largest funds in the Lipper BBB Rated
   share classes.                               portfolio's securities.                      Funds category. The funds invest at
                                                                                             least 65% of assets in corporate and
PRINCIPAL RISKS OF INVESTING IN THE FUND     -  There is no guarantee that the               government debt issues rated in the top
                                                investment techniques and risk analysis      four grades.
-  Credit risk is the risk of loss on an        used by the Fund's portfolio managers
   investment due to the deterioration of       will produce the desired results.         -  The Fund is not managed to track the
   an issuer's financial health. Such a                                                      performance of any particular index,
   deterioration of financial health may     -  The prices of securities held by the         including the indexes defined here, and
   result in a reduction of the credit          Fund may decline in response to market       consequently, the performance of the
   rating of the issuer's securities and        risks.                                       Fund may deviate significantly from the
   may lead to the issuer's inability to                                                     performance of the indexes.
   honor its contractual obligations,        -  Reinvestment risk is the risk that a
   including making timely payment of           bond's cash flows will be reinvested at   -  A direct investment cannot be made in
   interest and principal.                      an interest rate below that of the           an index. Unless otherwise indicated,
                                                original bond.                               index results include reinvested
-  The Fund may use enhanced investment                                                      dividends, and they do not reflect
   techniques such as derivatives. The       -  The Fund may invest in obligations           sales charges. Performance of an index
   principal risk of derivatives is that        issued by agencies and                       of funds reflects fund expenses;
   the fluctuations in their values may         instrumentalities of the U.S.                performance of a market index does
   not correlate perfectly with the             government that may vary in the level        not.
   overall securities markets. Derivatives      of support they receive from the U.S.
   are subject to counterparty risk-the         government. The U.S. government may       OTHER INFORMATION
   risk that the other party will not           choose not to provide financial support
   complete the transaction with the Fund.      to U.S.-govemment-sponsored agencies or   -  Industry classifications used in this
                                                instrumentalities if it is not legally       report are generally according to the
-  Investing in developing countries can        obligated to do so. In this case, if         Global Industry Classification
   add additional risk, such as high rates      the issuer defaulted, the fund holding       Standard, which was developed by and is
   of inflation or sharply devalued             securities of such an issuer might not       the exclusive property and a service
   currencies against the U.S. dollar.          be able to recover its investment from       mark of MSCI Inc. and Standard &
   Transaction costs are often higher, and      the U.S. government.                         Poor's.
   there may be delays in settlement
   procedures.                               -  The Fund may engage in active and         -  The Chartered Financial Analysts--
                                                frequent trading of portfolio                REGISTERED TRADEMARK-- (CFA--REGISTERED
-  Foreign securities have additional           securities to achieve its investment         TRADEMARK--) designation is globally
   risks, including exchange rate changes,      objective. If a fund does trade in this      recognized and attests to a
   political and economic upheaval,             way, it may incur increased costs,           charterholder's success in a rigorous
   relative lack of information,                which can lower the actual return of         and comprehensive study program in the
   relatively low market liquidity, and         the fund. Active trading may also            field of investment management and
   the potential lack of strict financial       increase short term gains and losses,        research analysis.
   and accounting controls and standards.       which may affect taxes that must be
                                                paid.                                     continued on page 7

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       AMIFX
=======================================================================================   Class B Shares                       ABIFX
                                                                                          Class C Shares                       ACIFX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class R Shares                       AMIRX
                                                                                          Class Y Shares                       AMIYX
                                                                                          Investor Class Shares                AIIVX
                                                                                          ==========================================

8     AIM INCOME FUND

SCHEDULE OF INVESTMENTS(a)

July 31, 2009



                                                      PRINCIPAL
                                                       AMOUNT          VALUE
-------------------------------------------------------------------------------

BONDS & NOTES-79.71%

AEROSPACE & DEFENSE-1.18%

Alliant Techsystems Inc.,
  Sr. Sub. Unsec. Gtd. Notes,
  6.75%, 04/01/16                                    $  200,000    $    191,500
-------------------------------------------------------------------------------
BAE Systems Holdings Inc.,
  Sr. Unsec. Gtd. Notes,
  4.95%, 06/01/14(b)                                    925,000         928,704
-------------------------------------------------------------------------------
BE Aerospace, Inc.,
  Sr. Unsec. Unsub. Notes,
  8.50%, 07/01/18                                       150,000         150,750
-------------------------------------------------------------------------------
Bombardier Inc.,
  Sr. Unsec. Notes,
  6.75%, 05/01/12(b)                                    350,000         341,250
-------------------------------------------------------------------------------
Northrop Grumman Corp.,
  Sr. Unsec. Unsub. Notes,
  5.05%, 08/01/19                                     2,235,000       2,305,006
===============================================================================
                                                                      3,917,210
===============================================================================


AGRICULTURAL PRODUCTS-1.41%

Bunge Limited Finance Corp.,
  Sr. Unsec. Gtd. Notes,
  8.50%, 06/15/19                                     1,955,000       2,182,975
-------------------------------------------------------------------------------
Cargill Inc.,
  Sr. Unsec. Notes,
  7.35%, 03/06/19(b)                                  2,210,000       2,484,454
===============================================================================
                                                                      4,667,429
===============================================================================


AIRLINES-1.81%

American Airlines,
  Series 1999-1, Class A-2,
  Sec. Notes, Pass Through Ctfs.,
  7.02%, 10/15/09                                       885,000         885,000
-------------------------------------------------------------------------------
  Series 2001-2, Class A-1,
  Sec. Global Pass Through Ctfs.,
  6.98%, 04/01/11                                       369,844         354,680
-------------------------------------------------------------------------------
  Series 2009-1A,
  Sec. Pass Through Ctfs.,
  10.38%, 07/02/19                                      635,000         642,144
-------------------------------------------------------------------------------
Continental Airlines Inc.,
  Pass Through Ctfs.,
  9.00%, 07/08/16                                     2,965,000       2,959,441
-------------------------------------------------------------------------------
Southwest Airlines Co.,
  Sr. Unsec. Unsub. Bonds,
  7.38%, 03/01/27                                     1,250,000       1,137,750
===============================================================================
                                                                      5,979,015
===============================================================================


ALTERNATIVE CARRIERS-0.14%

Level 3 Financing Inc.,
  Sr. Unsec. Gtd. Unsub. Global Notes,
  9.25%, 11/01/14                                       510,000         451,350
===============================================================================


ALUMINUM-0.51%

Novelis Inc. (Canada),
  Sr. Unsec. Gtd. Global Notes,
  7.25%, 02/15/15                                     2,045,000       1,697,350
===============================================================================


APPAREL RETAIL-0.35%

Limited Brands, Inc.,
  Sr. Notes,
  8.50%, 06/15/19(b)                                    250,000         251,250
-------------------------------------------------------------------------------
TJX Cos., Inc. (The),
  Sr. Unsec. Notes,
  6.95%, 04/15/19                                       785,000         914,105
===============================================================================
                                                                      1,165,355
===============================================================================


APPAREL, ACCESSORIES & LUXURY GOODS-0.14%

Jones Apparel Group, Inc.,
  Sr. Unsec. Unsub. Global Notes,
  5.13%, 11/15/14                                       250,000         212,500
-------------------------------------------------------------------------------
Liz Claiborne Inc.,
  Sr. Conv. Notes,
  6.00%, 06/15/14(b)                                    250,000         264,775
===============================================================================
                                                                        477,275
===============================================================================


ASSET MANAGEMENT & CUSTODY BANKS-0.56%

Bank of New York Mellon Corp. (The),
  Sr. Unsec. Notes,
  4.30%, 05/15/14                                       725,000         754,602
-------------------------------------------------------------------------------
  5.45%, 05/15/19                                     1,015,000       1,080,236
===============================================================================
                                                                      1,834,838
===============================================================================


AUTOMOTIVE RETAIL-0.92%

AutoZone Inc.,
  Sr. Unsec. Notes,
  5.75%, 01/15/15                                     2,910,000       3,031,280
===============================================================================


BREWERS-1.32%

Anheuser-Busch InBev Worldwide Inc.,
  Sr. Unsec. Gtd. Unsub. Notes,
  7.20%, 01/15/14(b)                                  1,860,000       2,063,019
-------------------------------------------------------------------------------
  8.20%, 01/15/39(b)                                  1,860,000       2,291,163
===============================================================================
                                                                      4,354,182
===============================================================================


BROADCASTING-1.65%

COX Communications Inc.,
  Sr. Unsec. Bonds,
  8.38%, 03/01/39(b)                                  1,045,000       1,287,296
-------------------------------------------------------------------------------
  Sr. Unsec. Notes,
  9.38%, 01/15/19(b)                                  1,860,000       2,314,349
-------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM INCOME FUND

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
-------------------------------------------------------------------------------
BROADCASTING-(CONTINUED)

COX Enterprises Inc.,
  Sr. Unsec. Notes,
  7.88%, 09/15/10(b)                                 $1,495,000    $  1,547,338
-------------------------------------------------------------------------------
Virgin Media Finance PLC (United Kingdom),
  Sr. Gtd. Global Bonds,
  9.50%, 08/15/16                                       300,000         309,750
===============================================================================
                                                                      5,458,733
===============================================================================


BUILDING PRODUCTS-0.55%

Owens Corning Inc.,
  Sr. Unsec. Gtd. Notes,
  9.00%, 06/15/19                                     1,650,000       1,693,312
-------------------------------------------------------------------------------
USG Corp.,
  Sr. Unsec. Gtd. Notes,
  9.75%, 08/01/14(b)                                    125,000         128,125
===============================================================================
                                                                      1,821,437
===============================================================================


CABLE & SATELLITE-2.76%

Comcast Corp.,
  Sr. Unsec. Gtd. Notes,
  6.55%, 07/01/39                                     2,900,000       3,148,726
-------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Global Notes,
  5.70%, 05/15/18                                     1,450,000       1,541,582
-------------------------------------------------------------------------------
Time Warner Cable Inc.,
  Sr. Unsec. Gtd. Notes,
  7.50%, 04/01/14                                     2,595,000       2,945,639
-------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Global Notes,
  8.75%, 02/14/19                                     1,000,000       1,246,342
-------------------------------------------------------------------------------
XM Satellite Radio Inc.,
  Sr. Sec. Notes,
  11.25%, 06/15/13(b)                                   250,000         258,125
===============================================================================
                                                                      9,140,414
===============================================================================


CASINOS & GAMING-0.93%

International Game Technology,
  Sr. Unsec. Unsub. Global Notes,
  7.50%, 06/15/19                                       835,000         904,387
-------------------------------------------------------------------------------
MGM Mirage,
  Sr. Sec. Notes,
  11.13%, 11/15/17(b)                                 1,515,000       1,681,650
-------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Notes,
  8.50%, 09/15/10                                       250,000         238,438
-------------------------------------------------------------------------------
Pinnacle Entertainment, Inc.,
  Sr. Notes,
  8.63%, 08/01/17(b)                                    255,000         256,275
===============================================================================
                                                                      3,080,750
===============================================================================


COAL & CONSUMABLE FUELS-0.04%

Arch Coal, Inc.,
  Sr. Notes,
  8.75%, 08/01/16(b)                                    125,000         127,188
===============================================================================


COMMUNICATIONS EQUIPMENT-0.59%

Corning Inc.,
  Sr. Unsec. Unsub. Notes,
  6.63%, 05/15/19                                     1,115,000       1,178,385
-------------------------------------------------------------------------------
Nokia Corp. (Finland),
  Sr. Unsec. Global Notes,
  6.63%, 05/15/39                                       700,000         783,025
===============================================================================
                                                                      1,961,410
===============================================================================


COMPUTER & ELECTRONICS RETAIL-0.65%

Best Buy Co., Inc.,
  Sr. Unsec. Unsub. Global Notes,
  6.75%, 07/15/13                                     2,070,000       2,162,981
===============================================================================


COMPUTER HARDWARE-0.56%

Hewlett-Packard Co.,
  Sr. Unsec. Global Notes,
  4.75%, 06/02/14                                     1,725,000       1,850,138
===============================================================================


COMPUTER STORAGE & PERIPHERALS-0.50%

Seagate Technology International,
  Sr. Sec. Gtd. Notes,
  10.00%, 05/01/14(b)                                 1,510,000       1,661,000
===============================================================================


CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS-0.04%

Case Corp.,
  Sr. Unsec. Notes,
  7.25%, 01/15/16                                       125,000         116,875
===============================================================================


CONSUMER FINANCE-0.38%

Ford Motor Credit Co. LLC,
  Sr. Unsec. Notes,
  8.00%, 12/15/16                                     1,385,000       1,260,350
===============================================================================


DIVERSIFIED BANKS-3.17%

Barclays Bank PLC (United Kingdom),
  Sr. Unsec. Unsub. Global Notes,
  6.75%, 05/22/19                                     2,195,000       2,382,610
-------------------------------------------------------------------------------
Lloyds TSB Bank PLC (United Kingdom),
  Sr. Unsec. Floating Rate Medium-Term Euro Notes,
  4.01%, 04/17/14(c)                                  1,035,000       1,030,588
-------------------------------------------------------------------------------
National Bank of Canada (Canada),
  Unsec. Sub. Floating Rate Euro Notes,
  1.94%, 08/29/87(c)                                  2,700,000       1,136,643
-------------------------------------------------------------------------------
Standard Chartered PLC (United Kingdom),
  Sr. Notes,
  5.50%, 11/18/14(b)                                  3,000,000       3,073,421
-------------------------------------------------------------------------------
Wachovia Corp.-
  Series G, Sr. Unsec. Medium-Term Notes,
  5.50%, 05/01/13                                       750,000         787,156
-------------------------------------------------------------------------------
Wells Fargo & Co.,
  Sr. Unsec. Unsub. Global Notes,
  4.38%, 01/31/13                                     2,030,000       2,060,267
===============================================================================
                                                                     10,470,685
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM INCOME FUND

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
-------------------------------------------------------------------------------
DIVERSIFIED CAPITAL MARKETS-0.34%

UBS AG (Switzerland),
  Sr. Unsec. Medium-Term Notes,
  5.75%, 04/25/18                                    $1,180,000    $  1,121,516
===============================================================================


DIVERSIFIED METALS & MINING-0.29%

Rio Tinto Finance USA Ltd. (United Kingdom),
  Sr. Unsec. Gtd. Global Notes,
  8.95%, 05/01/14                                       835,000         969,936
===============================================================================


DIVERSIFIED SUPPORT SERVICES-0.08%

Iron Mountain Inc.,
  Sr. Unsec. Gtd. Sub. Notes,
  6.63%, 01/01/16                                       300,000         279,750
===============================================================================


DRUG RETAIL-0.92%

CVS Caremark Corp.,
  Unsec. Notes,
  6.60%, 03/15/19                                     2,570,000       2,890,062
-------------------------------------------------------------------------------
Rite Aid Corp.,
  Sr. Sec. Notes,
  9.75%, 06/12/16(b)                                    150,000         159,000
===============================================================================
                                                                      3,049,062
===============================================================================


ELECTRIC UTILITIES-3.96%

Carolina Power & Light Co.,
  Sec. First Mortgage Bonds,
  5.30%, 01/15/19                                       530,000         568,477
-------------------------------------------------------------------------------
DCP Midstream LLC,
  Notes,
  9.70%, 12/01/13(b)                                  1,500,000       1,710,628
-------------------------------------------------------------------------------
  Sr. Unsec. Notes,
  7.88%, 08/16/10                                     2,805,000       2,923,001
-------------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes,
  9.75%, 03/15/19(b)                                  1,520,000       1,785,095
-------------------------------------------------------------------------------
Indiana Michigan Power Co.,
  Sr. Notes,
  7.00%, 03/15/19                                     1,860,000       2,094,995
-------------------------------------------------------------------------------
PPL Electric Utilities Corp.,
  Sec. First Mortgage Bonds,
  6.25%, 05/15/39                                       695,000         761,709
-------------------------------------------------------------------------------
Tenaska Alabama Partners L.P.,
  Sr. Sec. Mortgage Notes,
  7.00%, 06/30/21(b)                                  1,340,756       1,163,106
-------------------------------------------------------------------------------
Virginia Electric & Power Co.,
  Sr. Unsec. Notes,
  5.00%, 06/30/19                                       760,000         789,782
-------------------------------------------------------------------------------
Westar Energy Inc.,
  Sr. Sec. First Mortgage Notes,
  7.13%, 08/01/09                                     1,292,000       1,292,082
===============================================================================
                                                                     13,088,875
===============================================================================


ELECTRICAL COMPONENTS & EQUIPMENT-0.06%

Belden Inc.,
  Sr. Sub. Gtd. Notes,
  9.25%, 06/15/19(b)                                    200,000         200,500
===============================================================================


ELECTRONIC MANUFACTURING SERVICES-0.04%

Jabil Circuit, Inc.,
  Sr. Notes,
  7.75%, 07/15/16                                       150,000         144,214
===============================================================================


ENVIRONMENTAL & FACILITIES SERVICES-0.38%

Waste Management Inc.,
  Sr. Unsec. Gtd. Notes,
  6.38%, 03/11/15                                       760,000         823,936
-------------------------------------------------------------------------------
  7.38%, 03/11/19                                       390,000         442,269
===============================================================================
                                                                      1,266,205
===============================================================================


HEALTH CARE EQUIPMENT-0.35%

St Jude Medical Inc.,
  Sr. Unsec. Notes,
  4.88%, 07/15/19                                     1,120,000       1,144,020
===============================================================================


HEALTH CARE FACILITIES-0.26%

HCA, Inc.,
  Sr. Sec. Gtd. Global Notes,
  9.25%, 11/15/16                                       125,000         130,937
-------------------------------------------------------------------------------
  Sr. Sec. Notes,
  7.88%, 02/15/20(b)                                    500,000         498,750
-------------------------------------------------------------------------------
Tenet Healthcare Corp.,
  Sr. Unsec. Notes,
  7.38%, 02/01/13                                       250,000         241,250
===============================================================================
                                                                        870,937
===============================================================================


HEALTH CARE SERVICES-1.28%

Express Scripts Inc.,
  Sr. Unsec. Global Notes,
  5.25%, 06/15/12                                       560,000         592,639
-------------------------------------------------------------------------------
  6.25%, 06/15/14                                       920,000       1,005,557
-------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes,
  7.25%, 06/15/19                                       580,000         672,898
-------------------------------------------------------------------------------
Orlando Lutheran Towers Inc.,
  Bonds,
  7.75%, 07/01/11                                       500,000         495,715
-------------------------------------------------------------------------------
  8.00%, 07/01/17                                     1,275,000       1,296,008
-------------------------------------------------------------------------------
US Oncology Inc.,
  Sr. Sec. Notes,
  9.13%, 08/15/17(b)                                    150,000         155,625
===============================================================================
                                                                      4,218,442
===============================================================================


HOTELS, RESORTS & CRUISE LINES-0.59%

Royal Caribbean Cruises Ltd.,
  Sr. Unsec. Unsub. Global Notes,
  8.75%, 02/02/11                                       300,000         300,750
-------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.,
  Sr. Unsec. Notes,
  7.88%, 10/15/14                                     1,640,000       1,640,207
===============================================================================
                                                                      1,940,957
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM INCOME FUND

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
-------------------------------------------------------------------------------
HOUSEHOLD APPLIANCES-0.80%

Whirlpool Corp.,
  Sr. Unsec. Medium-Term Notes,
  8.00%, 05/01/12                                    $2,485,000    $  2,637,428
===============================================================================


HYPERMARKETS & SUPER CENTERS-0.16%

Wal-Mart Stores Inc.,
  Sr. Unsec. Notes,
  3.00%, 02/03/14                                       515,000         520,537
===============================================================================


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-0.63%

AES Corp. (The),
  Sr. Unsec. Notes,
  9.75%, 04/15/16(b)                                  1,600,000       1,688,000
-------------------------------------------------------------------------------
NRG Energy, Inc.,
  Sr. Unsec. Gtd. Notes,
  7.38%, 02/01/16                                       150,000         145,875
-------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Notes,
  7.38%, 01/15/17                                       250,000         243,125
===============================================================================
                                                                      2,077,000
===============================================================================


INDUSTRIAL CONGLOMERATES-0.64%

Hutchison Whampoa International Ltd. (Cayman
  Islands),
  Sr. Unsec. Gtd. Notes,
  7.63%, 04/09/19(b)                                  1,840,000       2,107,694
===============================================================================


INSURANCE BROKERS-0.75%

Marsh & McLennan Cos. Inc.,
  Sr. Unsec. Notes,
  5.15%, 09/15/10                                       925,000         938,234
-------------------------------------------------------------------------------
  9.25%, 04/15/19                                     1,255,000       1,535,136
===============================================================================
                                                                      2,473,370
===============================================================================


INTEGRATED OIL & GAS-0.39%

Gaz Capital S.A. (Luxembourg),
  Notes,
  8.13%, 07/31/14(b)                                    225,000         226,269
-------------------------------------------------------------------------------
Husky Energy Inc. (Canada),
  Sr. Unsec. Unsub. Global Notes,
  7.25%, 12/15/19                                       930,000       1,064,410
===============================================================================
                                                                      1,290,679
===============================================================================


INTEGRATED TELECOMMUNICATION SERVICES-5.95%

AT&T Inc.,
  Sr. Unsec. Unsub. Global Notes,
  6.55%, 02/15/39                                       955,000       1,057,981
-------------------------------------------------------------------------------
British Telecommunications PLC (United Kingdom),
  Sr. Unsec. Unsub. Global Notes,
  9.13%, 12/15/10                                     3,000,000       3,239,138
-------------------------------------------------------------------------------
Cellco Partnership/Verizon Wireless Capital LLC,
  Notes,
  3.75%, 05/20/11(b)                                  1,700,000       1,747,120
-------------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes,
  7.38%, 11/15/13(b)                                  1,860,000       2,118,996
-------------------------------------------------------------------------------
  8.50%, 11/15/18(b)                                  1,860,000       2,337,300
-------------------------------------------------------------------------------
Nordic Telephone Co. Holdings (Denmark),
  Sr. Sec. Bonds,
  8.88%, 05/01/16(b)                                    250,000         253,750
-------------------------------------------------------------------------------
Telefonica Europe B.V. (Netherlands),
  Unsec. Gtd. Unsub. Global Notes,
  7.75%, 09/15/10                                     2,750,000       2,920,482
-------------------------------------------------------------------------------
Telemar Norte Leste S.A. (Brazil),
  Sr. Unsec. Notes,
  9.50%, 04/23/19(b)                                  1,775,000       2,013,628
-------------------------------------------------------------------------------
Verizon Communications Inc.,
  Sr. Unsec. Global Notes,
  6.35%, 04/01/19                                     1,030,000       1,164,406
-------------------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes,
  8.75%, 11/01/18                                     2,000,000       2,563,466
-------------------------------------------------------------------------------
Wind Acquisition Finance S.A. (Luxembourg),
  Sr. Notes,
  11.75%, 07/15/17(b)                                   250,000         269,375
===============================================================================
                                                                     19,685,642
===============================================================================


INVESTMENT BANKING & BROKERAGE-9.08%

Bear Stearns Cos. LLC (The),
  Sr. Unsec. Unsub. Floating Rate Notes,
  0.91%, 07/19/10(c)                                  3,160,000       3,167,190
-------------------------------------------------------------------------------
Charles Schwab Corp. (The),
  Sr. Unsec. Notes,
  4.95%, 06/01/14                                       435,000         451,276
-------------------------------------------------------------------------------
Goldman Sachs Group Inc. (The),
  Sr. Medium-Term Notes,
  6.00%, 05/01/14                                       700,000         760,894
-------------------------------------------------------------------------------
  Sr. Unsec. Global Notes,
  7.50%, 02/15/19                                     1,520,000       1,780,641
-------------------------------------------------------------------------------
  Unsec. Sub. Global Notes,
  6.75%, 10/01/37                                     1,710,000       1,725,483
-------------------------------------------------------------------------------
Jefferies Group Inc.,
  Sr. Unsec. Notes,
  6.45%, 06/08/27                                     5,040,000       3,883,359
-------------------------------------------------------------------------------
Macquarie Group Ltd. (Australia),
  Notes,
  7.30%, 08/01/14(b)                                  1,565,000       1,575,496
-------------------------------------------------------------------------------
Merrill Lynch & Co. Inc.,
  Sr. Unsec. Medium-Term Notes,
  6.88%, 04/25/18                                     3,475,000       3,559,340
-------------------------------------------------------------------------------
  -Series C, Sr. Unsec. Medium-Term Global Notes,
  5.45%, 02/05/13                                     3,000,000       3,037,214
-------------------------------------------------------------------------------
Morgan Stanley,
  Sr. Unsec. Global Notes,
  6.00%, 05/13/14                                     5,290,000       5,658,290
-------------------------------------------------------------------------------
  7.30%, 05/13/19                                     2,400,000       2,712,423
-------------------------------------------------------------------------------
  Series F, Sr. Unsec. Medium-Term Global Notes,
  5.95%, 12/28/17                                     1,680,000       1,735,347
===============================================================================
                                                                     30,046,953
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM INCOME FUND

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
-------------------------------------------------------------------------------
LIFE & HEALTH INSURANCE-2.81%

MetLife Inc.,
  Sr. Unsec. Global Notes,
  7.72%, 02/15/19                                    $2,250,000    $  2,552,968
-------------------------------------------------------------------------------
  Sr. Unsec. Notes,
  6.75%, 06/01/16                                     2,180,000       2,376,431
-------------------------------------------------------------------------------
Metropolitan Life Global Funding I,
  Sr. Sec. Unsub. Notes,
  5.13%, 11/09/11(b)                                  1,425,000       1,483,449
-------------------------------------------------------------------------------
Prudential Financial Inc.,
  Jr. Unsec. Sub. Global Notes,
  8.88%, 06/15/38                                     1,690,000       1,519,755
-------------------------------------------------------------------------------
  Series D,
  Sr. Medium-Term Notes,
  7.38%, 06/15/19                                     1,270,000       1,354,473
===============================================================================
                                                                      9,287,076
===============================================================================


MORTGAGE BACKED SECURITIES-0.74%

U.S. Bank N.A.,
  Sr. Unsec. Medium-Term Global Notes,
  5.92%, 05/25/12                                     2,341,657       2,456,056
===============================================================================


MOVIES & ENTERTAINMENT-0.27%

Cinemark USA Inc.,
  Sr. Gtd. Notes,
  8.63%, 06/15/19(b)                                    150,000         155,625
-------------------------------------------------------------------------------
Time Warner Cable Inc.,
  Sr. Unsec. Gtd. Unsub. Global Notes,
  6.75%, 07/01/18                                       670,000         742,773
===============================================================================
                                                                        898,398
===============================================================================


MULTI-LINE INSURANCE-2.17%

American Financial Group Inc.,
  Sr. Notes,
  9.88%, 06/15/19                                     3,265,000       3,353,659
-------------------------------------------------------------------------------
Liberty Mutual Group Inc.,
  Sr. Unsec. Notes,
  5.75%, 03/15/14(b)                                  1,405,000       1,199,962
-------------------------------------------------------------------------------
Nationwide Mutual Insurance Co.,
  Unsec. Sub. Surplus Notes,
  5.81%, 12/15/24(b)                                  4,300,000       2,625,361
===============================================================================
                                                                      7,178,982
===============================================================================


MULTI-UTILITIES-0.44%

Pacific Gas & Electric Co.,
  Sr. Unsec. Notes,
  8.25%, 10/15/18                                     1,150,000       1,460,988
===============================================================================


OIL & GAS DRILLING-0.40%

Pride International Inc.,
  Sr. Unsec. Notes,
  8.50%, 06/15/19                                     1,245,000       1,338,375
===============================================================================


OIL & GAS EXPLORATION & PRODUCTION-4.67%

Anadarko Petroleum Corp.,
  Sr. Unsec. Notes,
  7.63%, 03/15/14                                     2,760,000       3,070,985
-------------------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes,
  5.75%, 06/15/14                                     3,745,000       3,936,046
-------------------------------------------------------------------------------
Atlas Energy Operating Co. LLC/Atlas Energy
  Finance Corp.,
  Sr. Unsec. Gtd.,
  12.13%, 08/01/17                                      250,000         265,000
-------------------------------------------------------------------------------
Chesapeake Energy Corp.,
  Sr. Unsec. Gtd. Global Notes,
  6.38%, 06/15/15                                       400,000         375,000
-------------------------------------------------------------------------------
Cimarex Energy Co.,
  Sr. Unsec. Gtd. Notes,
  7.13%, 05/01/17                                       250,000         231,250
-------------------------------------------------------------------------------
EOG Resources Inc.,
  Sr. Unsec. Notes,
  5.63%, 06/01/19                                     2,000,000       2,184,224
-------------------------------------------------------------------------------
Petroleos Mexicanos (Mexico),
  Notes,
  8.00%, 05/03/19(b)                                  1,700,000       1,950,378
-------------------------------------------------------------------------------
Quicksilver Resources Inc.,
  Sr. Notes,
  11.75%, 01/01/16                                      150,000         164,625
-------------------------------------------------------------------------------
Range Resources Corp.,
  Sr. Unsec. Gtd. Sub. Notes,
  7.50%, 10/01/17                                       250,000         248,750
-------------------------------------------------------------------------------
Woodside Finance Ltd. (Australia),
  Sr. Unsec. Unsub. Gtd. Notes,
  8.13%, 03/01/14(b)                                  1,135,000       1,236,898
-------------------------------------------------------------------------------
XTO Energy Inc.,
  Sr. Unsec. Unsub. Notes,
  5.75%, 12/15/13                                     1,660,000       1,781,076
===============================================================================
                                                                     15,444,232
===============================================================================


OIL & GAS REFINING & MARKETING-0.06%

United Refining Co.,-
  Series 2, Sr. Unsec. Gtd. Global Notes,
  10.50%, 08/15/12                                      250,000         198,125
===============================================================================


OIL & GAS STORAGE & TRANSPORTATION-0.26%

Williams Cos. Inc. (The),
  Sr. Unsec. Notes,
  8.75%, 01/15/20(b)                                    575,000         651,906
-------------------------------------------------------------------------------
Williams Partners L.P./Williams Partners Finance
  Corp.,
  Sr. Unsec. Global Notes,
  7.25%, 02/01/17                                       210,000         206,325
===============================================================================
                                                                        858,231
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM INCOME FUND

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
-------------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-7.35%

Bank of America Corp.,
  Sr. Global Notes,
  7.63%, 06/01/19                                    $2,715,000    $  2,954,117
-------------------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes,
  6.50%, 08/01/16                                     1,860,000       1,892,905
-------------------------------------------------------------------------------
  Series L, Sr. Unsec. Unsub. Medium-Term Notes,
  7.38%, 05/15/14                                     2,455,000       2,681,735
-------------------------------------------------------------------------------
Citigroup Inc.,
  Sr. Unsec. Global Notes,
  8.50%, 05/22/19                                       460,000         489,854
-------------------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes,
  5.10%, 09/29/11                                     1,000,000       1,011,653
-------------------------------------------------------------------------------
General Electric Capital Corp.,-
  Series A, Sr. Unsec. Unsub. Medium-Term Global
  Notes,
  6.88%, 01/10/39                                     5,120,000       5,024,275
-------------------------------------------------------------------------------
JPMorgan Chase & Co.,
  Sr. Unsec. Global Notes,
  4.75%, 05/01/13                                       135,000         141,501
-------------------------------------------------------------------------------
  Sr. Unsec. Notes,
  4.65%, 06/01/14                                     5,000,000       5,226,397
-------------------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes,
  6.30%, 04/23/19                                     3,000,000       3,269,541
-------------------------------------------------------------------------------
Merrill Lynch & Co. Inc.,
  Unsec. Sub. Global Notes,
  6.11%, 01/29/37                                       555,000         451,311
-------------------------------------------------------------------------------
Pemex Finance Ltd. (Mexico)-
  Series 1999-2, Class A1, Sr. Unsec. Global
  Bonds,
  9.69%, 08/15/09                                       388,750         389,392
-------------------------------------------------------------------------------
Twin Reefs Pass-Through Trust,
  Floating Rate Pass Through Ctfs.,
  1.39% (Acquired 12/07/04-04/03/06; Cost
  $1,644,980)(b)(c)(d)(e)                             1,640,000           5,330
-------------------------------------------------------------------------------
Two-Rock Pass-Through Trust (Bermuda),
  Floating Rate Pass Through Ctfs.,
  1.90% (Acquired 11/10/06; Cost
  $2,593,056)(b)(c)(e)                                2,590,000           8,417
-------------------------------------------------------------------------------
Windsor Financing LLC,
  Sr. Sec. Gtd. Notes,
  5.88%, 07/15/17(b)                                    864,110         773,800
===============================================================================
                                                                     24,320,228
===============================================================================


PACKAGED FOODS & MEATS-1.74%

ConAgra Foods Inc.,
  Notes,
  5.88%, 04/15/14                                     1,600,000       1,754,604
-------------------------------------------------------------------------------
Kraft Foods Inc.,
  Sr. Unsec. Global Notes,
  6.13%, 08/23/18                                     1,700,000       1,883,125
-------------------------------------------------------------------------------
  Sr. Unsec. Notes,
  6.88%, 01/26/39                                     1,700,000       1,949,990
-------------------------------------------------------------------------------
Smithfield Foods Inc.,
  Sr. Sec. Gtd. Notes,
  10.00%, 07/15/14(b)                                   150,000         157,125
===============================================================================
                                                                      5,744,844
===============================================================================


PAPER PACKAGING-0.01%

Sealed Air Corp.,
  Sr. Notes,
  7.88%, 06/15/17(b)                                     35,000          36,802
===============================================================================


PAPER PRODUCTS-0.52%

Clearwater Paper Corp.,
  Sr. Unsec. Notes,
  10.63%, 06/15/16(b)                                   100,000         106,000
-------------------------------------------------------------------------------
Domtar Corp.,
  Sr. Unsec. Gtd. Global Notes,
  5.38%, 12/01/13                                       250,000         221,250
-------------------------------------------------------------------------------
Georgia-Pacific LLC, Deb.,
  7.70%, 06/15/15                                       275,000         273,625
-------------------------------------------------------------------------------
Mercer International Inc.,
  Sr. Unsec. Global Notes,
  9.25%, 02/15/13                                     2,160,000       1,026,000
-------------------------------------------------------------------------------
PE Paper Escrow GmbH (Austria),
  Sr. Sec. Notes,
  12.00%, 08/01/14(b)                                   100,000          95,897
===============================================================================
                                                                      1,722,772
===============================================================================


PERSONAL PRODUCTS-0.45%

Avon Products Inc.,
  Sr. Unsec. Notes,
  5.63%, 03/01/14                                     1,385,000       1,503,096
===============================================================================


PROPERTY & CASUALTY INSURANCE-0.55%

Chubb Corp.,
  Sr. Unsec. Notes,
  5.75%, 05/15/18                                       670,000         714,688
-------------------------------------------------------------------------------
Travelers Cos. Inc. (The),
  Sr. Unsec. Global Notes,
  5.90%, 06/02/19                                     1,025,000       1,116,196
===============================================================================
                                                                      1,830,884
===============================================================================


REGIONAL BANKS-0.20%

PNC Capital Trust C,
  Jr. Unsec. Gtd. Sub. Floating Rate Trust Pfd.
  Capital Securities Bond,
  1.24%, 06/01/28(c)                                  1,160,000         657,119
===============================================================================


REINSURANCE-0.23%

Stingray Pass-Through Trust,
  Pass Through Ctfs.,
  5.90%, 01/12/15 (Acquired 01/07/05-07/19/07;
  Cost $6,251,480)(b)                                 6,400,000         768,000
===============================================================================


RESEARCH & CONSULTING SERVICES-1.15%

Erac USA Finance Co.,
  Unsec. Gtd. Notes,
  5.80%, 10/15/12(b)                                  4,000,000       3,805,817
===============================================================================


RETAIL REIT'S-0.30%

Simon Property Group L.P.,
  Sr. Unsec. Notes,
  6.75%, 05/15/14                                       940,000         978,120
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM INCOME FUND

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
-------------------------------------------------------------------------------
SECURITY & ALARM SERVICES-0.19%

Geo Group, Inc. (The),
  Sr. Unsec. Global Notes,
  8.25%, 07/15/13                                    $  625,000    $    625,000
===============================================================================


SEMICONDUCTORS-0.28%

Viasystems Inc.,
  Sr. Unsec. Gtd. Global Notes,
  10.50%, 01/15/11                                    1,020,000         940,950
===============================================================================


SOVEREIGN DEBT-2.09%

Brazilian Government International Bond (Brazil),
  Sr. Global Notes,
  5.88%, 01/15/19                                     1,185,000       1,210,928
-------------------------------------------------------------------------------
Republic of Peru (Peru),
  Sr. Unsec. Unsub. Global Notes,
  7.13%, 03/30/19                                       715,000         775,775
-------------------------------------------------------------------------------
United Mexican States (Mexico),
  Sr. Unsec. Global Notes,
  5.88%, 02/17/14                                     4,645,000       4,937,170
===============================================================================
                                                                      6,923,873
===============================================================================


SPECIALIZED FINANCE-0.73%

National Rural Utilities Cooperative Finance
  Corp.,
  Sec. Trust Pfd. Global Bonds,
  10.38%, 11/01/18                                    1,870,000       2,427,106
===============================================================================


SPECIALTY STORES-0.93%

Sally Holdings LLC/Sally Capital Inc.,
  Sr. Unsec. Gtd. Global Notes,
  9.25%, 11/15/14                                       250,000         259,687
-------------------------------------------------------------------------------
Staples Inc.,
  Sr. Unsec. Gtd. Unsub. Notes,
  7.75%, 04/01/11                                     2,650,000       2,818,055
===============================================================================
                                                                      3,077,742
===============================================================================


STEEL-1.00%

ArcelorMittal (Luxembourg),
  Sr. Unsec. Unsub. Global Notes,
  9.00%, 02/15/15                                       760,000         846,761
-------------------------------------------------------------------------------
United States Steel Corp.,
  Sr. Unsec. Bonds,
  6.65%, 06/01/37                                       920,000         723,453
-------------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes,
  6.05%, 06/01/17                                     1,850,000       1,727,018
===============================================================================
                                                                      3,297,232
===============================================================================


TEXTILES-0.13%

Invista,
  Sr. Unsec. Unsub. Notes,
  9.25%, 05/01/12(b)                                    450,000         438,750
===============================================================================


THRIFTS & MORTGAGE FINANCE-0.64%

Countrywide Financial Corp.,
  Sr. Unsec. Gtd. Unsub. Medium-Term Global Notes,
  5.80%, 06/07/12                                     2,050,000       2,121,750
===============================================================================


TIRES & RUBBER-0.16%

Goodyear Tire & Rubber Co. (The),
  Sr. Unsec. Gtd. Unsub. Global Notes,
  9.00%, 07/01/15                                       500,000         515,000
===============================================================================


TRADING COMPANIES & DISTRIBUTORS-0.86%

GATX Corp.,
  Sr. Unsec. Notes,
  8.75%, 05/15/14                                     2,100,000       2,227,967
-------------------------------------------------------------------------------
RSC Equipment Rental Inc.,
  Sr. Sec. Notes,
  10.00%, 07/15/17(b)                                   150,000         157,500
-------------------------------------------------------------------------------
United Rentals North America, Inc.,
  Sr. Unsec. Gtd. Global Notes,
  6.50%, 02/15/12                                       460,000         445,050
===============================================================================
                                                                      2,830,517
===============================================================================


TRUCKING-0.04%

Hertz Corp. (The),
  Sr. Unsec. Gtd. Global Notes,
  8.88%, 01/01/14                                       150,000         145,125
===============================================================================


WIRELESS TELECOMMUNICATION SERVICES-1.23%

Digicel Group Ltd. (Bermuda),
  Sr. Unsec. Notes,
  12.00%, 04/01/14(b)                                   150,000         157,875
-------------------------------------------------------------------------------
  8.88%, 01/15/15(b)                                    500,000         435,625
-------------------------------------------------------------------------------
SBA Telecommunications Inc.,
  Sr. Gtd. Notes,
  8.25%, 08/15/19(b)                                    275,000         280,500
-------------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd.
  Unsub. Global Notes,
  6.88%, 11/15/28                                       125,000          95,781
-------------------------------------------------------------------------------
Vodafone Group PLC (United Kingdom),
  Sr. Unsec. Global Notes,
  7.75%, 02/15/10                                     3,000,000       3,106,373
===============================================================================
                                                                      4,076,154
===============================================================================
     Total Bonds & Notes (Cost $262,312,404)                        263,728,306
===============================================================================



U.S. GOVERNMENT SPONSORED MORTGAGE-BACKED SECURITIES-7.69%

FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)-2.96%

Pass Through Ctfs.,
  8.50%, 03/01/10                                           896             918
-------------------------------------------------------------------------------
  7.00%, 06/01/15 to 06/01/32                           954,798       1,051,743
-------------------------------------------------------------------------------
  6.50%, 04/01/16 to 01/01/35                         1,672,775       1,799,729
-------------------------------------------------------------------------------
  5.50%, 09/01/16 to 11/01/18                           624,095         659,312
-------------------------------------------------------------------------------
  6.00%, 04/01/17 to 10/01/32                           633,894         672,852
-------------------------------------------------------------------------------
  7.50%, 06/01/30                                         2,082           2,326
-------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        AIM INCOME FUND

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)-(CONTINUED)

Pass Through Ctfs., TBA,
  4.50%, 08/01/39(f)                                 $1,500,000    $  1,506,563
-------------------------------------------------------------------------------
  5.00%, 08/01/39(f)                                  4,000,000       4,090,624
===============================================================================
                                                                      9,784,067
===============================================================================


FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-4.49%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 05/01/32                           118,646         131,773
-------------------------------------------------------------------------------
  7.00%, 02/01/16 to 09/01/32                           307,228         336,075
-------------------------------------------------------------------------------
  6.50%, 09/01/16 to 10/01/35                           534,534         578,101
-------------------------------------------------------------------------------
  5.00%, 01/01/18 to 06/01/18                           193,320         203,310
-------------------------------------------------------------------------------
  5.00%, 09/01/18(g)                                    211,231         222,146
-------------------------------------------------------------------------------
  8.50%, 10/01/28                                        44,254          50,471
-------------------------------------------------------------------------------
  8.00%, 10/01/30 to 04/01/32(g)                        126,519         143,090
-------------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  4.00%, 08/01/24(f)                                  4,000,000       4,038,752
-------------------------------------------------------------------------------
  4.50%, 08/01/24 to 08/01/39(f)                      7,000,000       7,126,250
-------------------------------------------------------------------------------
  5.00%, 08/01/39(f)                                  2,000,000       2,046,562
===============================================================================
                                                                     14,876,530
===============================================================================


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)-0.24%

Pass Through Ctfs.,
  7.50%, 06/15/23(g)                                    140,426         156,428
-------------------------------------------------------------------------------
  8.50%, 11/15/24(g)                                     41,535          47,535
-------------------------------------------------------------------------------
  8.00%, 09/20/26                                        35,407          39,943
-------------------------------------------------------------------------------
  6.50%, 03/15/31 to 07/15/32                            51,376          55,544
-------------------------------------------------------------------------------
  7.00%, 04/15/31 to 08/15/31                            13,650          15,029
-------------------------------------------------------------------------------
  6.50%, 11/15/31 to 06/15/32(g)                        223,183         240,768
-------------------------------------------------------------------------------
  6.00%, 01/15/32 to 11/15/32                            52,889          56,107
-------------------------------------------------------------------------------
  6.00%, 02/15/33(g)                                    171,040         179,945
===============================================================================
                                                                        791,299
===============================================================================
     Total U.S. Government Sponsored Mortgage-
       Backed Securities (Cost $25,134,626)                          25,451,896
===============================================================================



U.S. TREASURY SECURITIES-4.77%

U.S. TREASURY NOTES-1.57%

  3.50%, 08/15/09(g)                                  2,110,000       2,150,957
-------------------------------------------------------------------------------
  2.00%, 02/28/10(h)                                  3,000,000       3,028,828
===============================================================================
                                                                      5,179,785
===============================================================================


U.S. TREASURY BONDS-3.20%

  5.38%, 02/15/31                                     9,225,000      10,590,012
===============================================================================
     Total U.S. Treasury Securities (Cost
       $15,568,537)                                                  15,769,797
===============================================================================



ASSET-BACKED SECURITIES-3.67%

COLLATERALIZED MORTGAGE OBLIGATIONS-3.38%

Citicorp Lease Pass-Through Trust-Series 1999-1,
  Class A2, Pass Through Ctfs., 8.04%, 12/15/19(b)    4,645,000       4,098,627
-------------------------------------------------------------------------------
Countrywide Asset-Backed Ctfs.-Series 2007-4,
  Class A1B, Pass Through Ctfs., 5.81%, 09/25/37      1,462,182       1,374,617
-------------------------------------------------------------------------------
Credit Suisse Mortgage Capital Ctfs.-Series 2009-
  R2, Class 1A11, Floating Rate Pass Through
  Ctfs., 3.46%, 09/26/34 (Acquired 03/27/09; Cost
  $2,152,847)(b)(c)                                   2,481,668       2,456,852
-------------------------------------------------------------------------------
Wells Fargo Mortgage Backed Securities
  Trust-Series 2004-Z, Class 2A1, Floating Rate
  Pass Through Ctfs., 4.57%, 12/25/34(c)              3,544,497       3,257,853
===============================================================================
                                                                     11,187,949
===============================================================================


CREDIT CARDS-0.29%

BA Credit Card Trust-Series 2006-B4, Class B4,
  Floating Rate Pass Through Ctfs., 0.37%,
  03/15/12(c)                                           950,000         942,918
===============================================================================
     Total Asset-Backed Securities (Cost
       $13,466,647)                                                  12,130,867
===============================================================================


                                                       SHARES

PREFERRED STOCKS-2.81%

OFFICE SERVICES & SUPPLIES-2.81%

Pitney Bowes International Holdings Inc.-Series D,
  4.85% Pfd. (Cost $10,122,965)                             105       9,313,915
===============================================================================


                                                      PRINCIPAL
                                                       AMOUNT

MUNICIPAL OBLIGATIONS-1.06%

Utah (County of), Utah Charter Schools (Ronald
  Wilson Reagan); Series 2007 B, Taxable RB,
  8.50%, 02/15/10                                    $   25,000          25,044
-------------------------------------------------------------------------------
Florida (State of) Development Finance Corp. (Palm
  Bay Academy Inc.);
  Series 2007 P, Taxable RB, 9.00%, 05/15/18            695,000         620,600
-------------------------------------------------------------------------------
  Series 2006 B, Taxable RB, 7.50%, 05/15/17            700,000         576,695
-------------------------------------------------------------------------------


Industry (City of), California Urban Development
  Agency (No. 3); Series 2003, Taxable Allocation
  RB, (INS-National Public Finance Guarantee
  Corp.) 6.10%, 05/01/24(i)                           2,075,000       1,655,974
-------------------------------------------------------------------------------
Milwaukee (City of), Wisconsin Redevelopment
  Authority (Academy of Learning); Series 2007 B,
  Taxable RB, 7.56%, 08/01/16                           330,000         263,752
-------------------------------------------------------------------------------
Milwaukee (City of), Wisconsin Redevelopment
  Authority; Series 2007 C, Taxable RB, 7.56%,
  08/01/13                                              420,000         367,492
===============================================================================
     Total Municipal Obligations (Cost $4,293,190)                    3,509,557
===============================================================================



U.S. GOVERNMENT SPONSORED AGENCY SECURITIES-0.82%

STUDENT LOAN MARKETING ASSOCIATION-0.82%

SLM Corp.,-BED4, Sr. Unsec. Unsub. Floating Rate
  Medium-Term Notes, 0.64%, 03/15/10 (Cost
  $2,962,587)(c)                                      3,000,000       2,727,893
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        AIM INCOME FUND

                                                       SHARES          VALUE
-------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-0.01%

BROADCASTING-0.01%

Adelphia Communications Corp., Sr. Notes 10.88%,
  10/01/10(j)                                                --    $     17,700
-------------------------------------------------------------------------------
Adelphia Recovery Trust-Series ACC-1(j)                 859,558          12,894
===============================================================================
                                                                         30,594
===============================================================================


INTEGRATED TELECOMMUNICATION SERVICES-0.00%

XO Holdings Inc.(k)                                         128              65
-------------------------------------------------------------------------------
XO Holdings Inc.-Series A-Wts., expiring
  01/16/10(l)                                             3,302             112
-------------------------------------------------------------------------------
XO Holdings Inc.-Series B-Wts., expiring
  01/16/10(l)                                             2,476               3
-------------------------------------------------------------------------------
XO Holdings Inc.-Series C-Wts., expiring
  01/16/10(l)                                             2,476               2
===============================================================================
                                                                            182
===============================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $219,658)                                                   30,776
===============================================================================



MONEY MARKET FUNDS-5.74%

Liquid Assets Portfolio-Institutional Class(m)        9,487,877       9,487,877
-------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(m)              9,487,877       9,487,877
===============================================================================
     Total Money Market Funds (Cost $18,975,754)                     18,975,754
===============================================================================
TOTAL INVESTMENTS-106.28% (Cost $353,056,368)                       351,638,761
===============================================================================
OTHER ASSETS LESS LIABILITIES-(6.28)%                               (20,792,817)
===============================================================================
NET ASSETS-100.00%                                                 $330,845,944
_______________________________________________________________________________
===============================================================================




Investment Abbreviations:

Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
Gtd.    - Guaranteed
INS     - Insurer
Jr.     - Junior
Pfd.    - Preferred
RB      - Revenue Bonds
REIT    - Real Estate Investment Trust
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2009 was $64,056,210, which represented 19.36% of the Fund's Net Assets.
(c) Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on July 31, 2009.
(d) Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The market value of this security at July 31, 2009 represented 0.00% of the Fund's Net Assets.
(e)   Perpetual bond with no specified maturity date.
(f) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1I.
(g) All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 4.
(h) Security pledged as collateral to be returned on settlement of closed credit default swap agreements with Lehman Brothers Holdings Inc. See Note 4.
(i) Principal and/or interest payments are secured by the bond insurance company listed.
(j) Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(k)   Non-income producing security.
(l) Non-income producing security acquired as part of a unit with or in exchange for other securities or acquired through a corporate action.
(m) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        AIM INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2009




ASSETS:

Investments, at value (Cost $334,080,614)                           $ 332,663,007
---------------------------------------------------------------------------------
Investments in affiliated money market funds, at value and cost        18,975,754
=================================================================================
     Total investments, at value (Cost $353,056,368)                  351,638,761
=================================================================================
Foreign currencies, at value (Cost $35)                                        40
---------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                      3,752,573
---------------------------------------------------------------------------------
  Collateral for credit default swap agreements                         5,800,000
---------------------------------------------------------------------------------
  Variation margin                                                        296,506
---------------------------------------------------------------------------------
  Fund shares sold                                                        223,706
---------------------------------------------------------------------------------
  Dividends and Interest                                                4,633,855
---------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans          91,132
---------------------------------------------------------------------------------
Other assets                                                               44,556
=================================================================================
     Total assets                                                     366,481,129
_________________________________________________________________________________
=================================================================================


LIABILITIES:

Payables for:
  Investments purchased                                                25,773,780
---------------------------------------------------------------------------------
  Credit default swap agreements close-out                              8,299,419
---------------------------------------------------------------------------------
  Fund shares reacquired                                                  779,784
---------------------------------------------------------------------------------
  Amount due custodian                                                      6,635
---------------------------------------------------------------------------------
  Dividends                                                               253,602
---------------------------------------------------------------------------------
  Accrued fees to affiliates                                              231,484
---------------------------------------------------------------------------------
  Accrued other operating expenses                                        129,005
---------------------------------------------------------------------------------
Trustee deferred compensation and retirement plans                        161,476
=================================================================================
     Total liabilities                                                 35,635,185
=================================================================================
Net assets applicable to shares outstanding                         $ 330,845,944
_________________________________________________________________________________
=================================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $ 650,317,583
---------------------------------------------------------------------------------
Undistributed net investment income                                      (175,289)
---------------------------------------------------------------------------------
Undistributed net realized gain (loss)                               (317,890,983)
---------------------------------------------------------------------------------
Unrealized appreciation (depreciation)                                 (1,405,367)
=================================================================================
                                                                    $ 330,845,944
_________________________________________________________________________________
=================================================================================



NET ASSETS:

Class A                                                             $ 204,169,370
_________________________________________________________________________________
=================================================================================
Class B                                                             $  26,491,430
_________________________________________________________________________________
=================================================================================
Class C                                                             $  18,385,770
_________________________________________________________________________________
=================================================================================
Class R                                                             $   4,046,336
_________________________________________________________________________________
=================================================================================
Class Y                                                             $   1,130,478
_________________________________________________________________________________
=================================================================================
Investor Class                                                      $  58,192,968
_________________________________________________________________________________
=================================================================================
Institutional Class                                                 $  18,429,592
_________________________________________________________________________________
=================================================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                                                43,988,767
_________________________________________________________________________________
=================================================================================
Class B                                                                 5,701,135
_________________________________________________________________________________
=================================================================================
Class C                                                                 3,969,714
_________________________________________________________________________________
=================================================================================
Class R                                                                   873,092
_________________________________________________________________________________
=================================================================================
Class Y                                                                   243,338
_________________________________________________________________________________
=================================================================================
Investor Class                                                         12,517,697
_________________________________________________________________________________
=================================================================================
Institutional Class                                                     3,965,266
_________________________________________________________________________________
=================================================================================
Class A:
  Net asset value per share                                         $        4.64
---------------------------------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $4.64 divided by 95.25%)                   $        4.87
_________________________________________________________________________________
=================================================================================
Class B:
  Net asset value and offering price per share                      $        4.65
_________________________________________________________________________________
=================================================================================
Class C:
  Net asset value and offering price per share                      $        4.63
_________________________________________________________________________________
=================================================================================
Class R:
  Net asset value and offering price per share                      $        4.63
_________________________________________________________________________________
=================================================================================
Class Y:
  Net asset value and offering price per share                      $        4.65
_________________________________________________________________________________
=================================================================================
Investor Class:
  Net asset value and offering price per share                      $        4.65
_________________________________________________________________________________
=================================================================================
Institutional Class:
  Net asset value and offering price per share                      $        4.65
_________________________________________________________________________________
=================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        AIM INCOME FUND

STATEMENT OF OPERATIONS

For the year ended July 31, 2009




INVESTMENT INCOME:

Interest                                                                           $  24,094,481
------------------------------------------------------------------------------------------------
Dividends                                                                              1,571,428
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                             171,535
================================================================================================
     Total investment income                                                          25,837,444
================================================================================================


EXPENSES:

Advisory fees                                                                          1,548,508
------------------------------------------------------------------------------------------------
Administrative services fees                                                             135,731
------------------------------------------------------------------------------------------------
Custodian fees                                                                            11,551
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                519,728
------------------------------------------------------------------------------------------------
  Class B                                                                                344,775
------------------------------------------------------------------------------------------------
  Class C                                                                                175,539
------------------------------------------------------------------------------------------------
  Class R                                                                                 20,196
------------------------------------------------------------------------------------------------
  Investor Class                                                                         151,679
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R, Y and Investor                                      1,033,998
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                       1,840
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 30,736
------------------------------------------------------------------------------------------------
Other                                                                                    354,846
================================================================================================
     Total expenses                                                                    4,329,127
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                 (33,133)
================================================================================================
     Net expenses                                                                      4,295,994
================================================================================================
Net investment income                                                                 21,541,450
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                                              (93,036,692)
------------------------------------------------------------------------------------------------
  Futures contracts                                                                    1,381,472
------------------------------------------------------------------------------------------------
  Swap agreements                                                                    (25,755,432)
================================================================================================
                                                                                    (117,410,652)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                               45,944,859
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                          30
------------------------------------------------------------------------------------------------
  Futures contracts                                                                     (939,703)
------------------------------------------------------------------------------------------------
  Swap agreements                                                                     11,876,315
================================================================================================
                                                                                      56,881,501
================================================================================================
Net realized and unrealized gain (loss)                                              (60,529,151)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $ (38,987,701)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        AIM INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2009 and 2008



                                                                                2009             2008
---------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                    $  21,541,450    $  28,311,223
---------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                  (117,410,652)       2,912,875
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                        56,881,501      (45,469,290)
=========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (38,987,701)     (14,245,192)
=========================================================================================================


DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                                    (17,906,176)     (18,484,934)
---------------------------------------------------------------------------------------------------------
  Class B                                                                     (2,785,614)      (3,582,451)
---------------------------------------------------------------------------------------------------------
  Class C                                                                     (1,358,351)      (1,356,142)
---------------------------------------------------------------------------------------------------------
  Class R                                                                       (337,334)        (304,296)
---------------------------------------------------------------------------------------------------------
  Class Y                                                                        (53,182)              --
---------------------------------------------------------------------------------------------------------
  Investor Class                                                              (5,229,147)      (5,481,049)
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                           (986,013)        (647,074)
=========================================================================================================
     Total distributions from net investment income                          (28,655,817)     (29,855,946)
=========================================================================================================


SHARE TRANSACTIONS-NET:

  Class A                                                                    (11,109,037)     (36,332,694)
---------------------------------------------------------------------------------------------------------
  Class B                                                                    (15,745,467)     (22,188,141)
---------------------------------------------------------------------------------------------------------
  Class C                                                                        827,220       (3,699,044)
---------------------------------------------------------------------------------------------------------
  Class R                                                                        (27,280)         709,920
---------------------------------------------------------------------------------------------------------
  Class Y                                                                      1,160,682               --
---------------------------------------------------------------------------------------------------------
  Investor Class                                                              (5,038,998)     (11,883,809)
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                         10,339,740          626,923
=========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                          (19,593,140)     (72,766,845)
=========================================================================================================
     Net increase (decrease) in net assets                                   (87,236,658)    (116,867,983)
=========================================================================================================


NET ASSETS:

  Beginning of year                                                          418,082,602      534,950,585
=========================================================================================================
  End of year (includes undistributed net investment income of
     $(175,289) and $1,018,637, respectively)                              $ 330,845,944    $ 418,082,602
_________________________________________________________________________________________________________
=========================================================================================================




NOTES TO FINANCIAL STATEMENTS

July 31, 2009

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Income Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is a high level of current income consistent with reasonable concern for safety of principal.

  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.


20        AIM INCOME FUND

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.


21        AIM INCOME FUND

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. DOLLAR ROLL AND FORWARD COMMITMENT TRANSACTIONS -- The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced ("TBA") basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.

        In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a "fee" or a "drop". "Fee" income which is agreed upon amongst the parties at the commencement of the dollar roll and the "drop" which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.

        Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.

        At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.

        Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.

        Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month

22        AIM INCOME FUND
      or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund's overall interest rate exposure.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K. FOREIGN CURRENCY CONTRACTS -- The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L. FUTURES CONTRACTS -- The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M. SWAP AGREEMENTS -- The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts ("CDS") for investment purposes or to manage interest rate, currency or credit risk.

        Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a "basket" of securities representing a particular index.

        A CDS is an agreement between two parties ("Counterparties") to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the "par value", of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.


23        AIM INCOME FUND

        Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

        Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain
      (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain
      (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund's exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.

N. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
-------------------------------------------------------------------
First $200 million                                            0.50%
-------------------------------------------------------------------
Next $300 million                                             0.40%
-------------------------------------------------------------------
Next $500 million                                             0.35%
-------------------------------------------------------------------
Over $1 billion                                               0.30%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

  For the year ended July 31, 2009, the Advisor waived advisory fees of $17,137.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended July 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $1,288.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales

24        AIM INCOME FUND
charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended July 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2009, IADI advised the Fund that IADI retained $28,777 in front-end sales commissions from the sale of Class A shares and $0, $65,453, $2,025 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--ADDITIONAL VALUATION INFORMATION

Generally Accepted Accounting Principles (GAAP) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs.
             Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  The following is a summary of the tiered valuation input levels, as of the end of the reporting period, July 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                                                   LEVEL 1          LEVEL 2         LEVEL 3          TOTAL
-----------------------------------------------------------------------------------------------------------------------------
Equity Securities                                                $18,988,830     $         --     $9,331,615     $ 28,320,445
-----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities                                                  --       15,769,797             --       15,769,797
-----------------------------------------------------------------------------------------------------------------------------
U.S. Government Sponsored Securities                                      --       28,179,789             --       28,179,789
-----------------------------------------------------------------------------------------------------------------------------
Corporate Debt Securities                                                 --      256,804,433             --      256,804,433
-----------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities                                                   --       12,130,867             --       12,130,867
-----------------------------------------------------------------------------------------------------------------------------
Municipal Obligations                                                     --        3,509,557             --        3,509,557
-----------------------------------------------------------------------------------------------------------------------------
Foreign Government Debt Securities                                        --        6,923,873             --        6,923,873
=============================================================================================================================
                                                                                                                 $351,638,761
=============================================================================================================================
Other Investments*                                                    12,235               --             --           12,235
=============================================================================================================================
  Total Investments                                              $19,001,065     $323,318,316     $9,331,615     $351,650,996
_____________________________________________________________________________________________________________________________
=============================================================================================================================



* Other Investments includes futures which are included at unrealized appreciation.

NOTE 4--DERIVATIVE INVESTMENTS

Effective February 1, 2009, the Fund has adopted the provisions of FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities. The standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position and financial performance. The adoption of this provision has no impact on the results of operations reported in the financial statements.


25        AIM INCOME FUND

VALUE OF DERIVATIVE INSTRUMENTS AT PERIOD-END

The Table below summarizes the value of the Fund's derivative instruments, detailed by primary risk exposure, held as of July 31, 2009:

                                                                                        VALUE
                                                                              ------------------------
RISK EXPOSURE/ DERIVATIVE TYPE                                                 ASSETS      LIABILITIES
------------------------------------------------------------------------------------------------------
Credit risk
  Credit Default Swaps(a)                                                     $     --     $(8,299,419)
======================================================================================================
Interest rate risk
  Futures contracts(b)                                                         247,857        (235,622)
======================================================================================================
                                                                              $247,857     $(8,535,041)
______________________________________________________________________________________________________
======================================================================================================



(a) Value is disclosed on the Statement of Assets & Liabilities under Credit default swap agreements close-out. Contracts were closed upon the declaration of bankruptcy by Lehman Brothers Holdings Inc. on September 15, 2008. The Fund had $3,028,828 of securities pledged as collateral and $5,800,000 cash collateral to be returned to the Fund on settlement of the contracts.
(b) Includes cumulative appreciation (depreciation) of futures contracts. Only current day's variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS FOR THE SIX MONTHS ENDED JULY 31, 2009

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

                                                                           INCLUSION OF GAIN (LOSS) ON
                                                                             STATEMENT OF OPERATIONS
                                                                        --------------------------------
                                                                          FUTURES*      SWAP AGREEMENTS*
--------------------------------------------------------------------------------------------------------
Realized Gain (Loss)
  Credit risk                                                           $        --         $ (17,466)
--------------------------------------------------------------------------------------------------------
  Interest rate risk                                                     (2,470,933)               --
========================================================================================================
Subtotal                                                                $(2,470,933)        $ (17,466)
========================================================================================================
Change in Unrealized Appreciation (Depreciation)
  Credit risk                                                           $        --         $(119,050)
--------------------------------------------------------------------------------------------------------
  Interest rate risk                                                         45,133                --
========================================================================================================
Subtotal                                                                $    45,133         $(119,050)
========================================================================================================
Total                                                                   $(2,425,800)        $(136,516)
________________________________________________________________________________________________________
========================================================================================================



* The average value outstanding of futures contracts and swap agreements during the period was $49,357,560 and $8,125,833, respectively.

                                                   OPEN FUTURES CONTRACTS
---------------------------------------------------------------------------------------------------------------------------
                                                                                                               UNREALIZED
                                                      NUMBER OF            MONTH/                             APPRECIATION
CONTRACT                                              CONTRACTS          COMMITMENT             VALUE        (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                               248         September-2009/Long     $28,614,938        $(124,596)
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes                               209         September-2009/Long      45,264,828          (12,106)
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Long Bonds                                  74         September-2009/Long       8,806,000          247,857
===========================================================================================================================
  Subtotal                                                                                   $82,685,766        $ 111,155
===========================================================================================================================
U.S. Treasury 10 Year Notes                               79        September-2009/Short      (9,265,219)         (98,920)
===========================================================================================================================
     Total                                                                                   $73,420,547        $  12,235
___________________________________________________________________________________________________________________________
===========================================================================================================================



NOTE 5--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended July 31, 2009, the Fund engaged in securities purchases of $4,613,109.

NOTE 6--EXPENSE OFFSET ARRANGEMENT(S)

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $14,708.


26        AIM INCOME FUND

NOTE 7--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended July 31, 2009, the Fund paid legal fees of $4,056 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 8--CASH BALANCES

The Fund may borrow for leveraging in an amount up to 5% of the Fund's total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund's total assets.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED JULY 31, 2009 AND 2008:

                                                                                 2009            2008
--------------------------------------------------------------------------------------------------------
Ordinary income                                                              $28,655,817     $29,855,946
________________________________________________________________________________________________________
========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2009
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $     417,926
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                             (1,842,601)
------------------------------------------------------------------------------------------------
Net unrealized appreciation -- other investments                                               5
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                          (168,223)
------------------------------------------------------------------------------------------------
Post-October deferrals                                                               (92,290,760)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                           (225,587,986)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        650,317,583
================================================================================================
Total net assets                                                                   $ 330,845,944
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts, bond premium amortization and dollar roll transactions.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $224,906,879 of capital loss carryforward in the fiscal year ending July 31, 2010.


27        AIM INCOME FUND

  The Fund has a capital loss carryforward as of July 31, 2009 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
July 31, 2010                                                                      $ 96,935,672
-----------------------------------------------------------------------------------------------
July 31, 2011                                                                        67,966,234
-----------------------------------------------------------------------------------------------
July 31, 2013                                                                         1,850,846
-----------------------------------------------------------------------------------------------
July 31, 2014                                                                         5,758,047
-----------------------------------------------------------------------------------------------
July 31, 2015                                                                         8,358,283
-----------------------------------------------------------------------------------------------
July 31, 2016                                                                        10,441,748
-----------------------------------------------------------------------------------------------
July 31, 2017                                                                        34,277,156
===============================================================================================
Total capital loss carryforward                                                    $225,587,986
_______________________________________________________________________________________________
===============================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended July 31, 2009 was $403,172,535 and $462,048,877, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $39,816,708 and $31,247,927, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $ 19,319,127
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (21,161,728)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $ (1,842,601)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $353,481,362.


NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of bond premium amortization, credit default swap transactions, partnership investments, paydowns and dollar roll transactions, on July 31, 2009, undistributed net investment income was increased by $5,920,441, undistributed net realized gain
(loss) was increased by $30,339,876 and shares of beneficial interest decreased by $36,260,317. This reclassification had no effect on the net assets of the Fund.


28        AIM INCOME FUND

NOTE 12--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                       YEAR ENDED
                                                                  JULY 31, 2009(a)                   JULY 31, 2008
                                                            ----------------------------     ----------------------------
                                                               SHARES          AMOUNT           SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     5,382,786     $ 24,834,396       5,516,082     $ 32,716,943
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     1,049,114        4,851,880       1,700,061       10,009,879
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                     1,283,007        5,801,975         842,005        4,964,123
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                       265,814        1,226,110         323,024        1,899,526
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                    263,582        1,254,088              --               --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                              1,979,092        9,238,812       1,501,335        8,884,151
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         2,604,110       11,576,980         325,482        1,935,047
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                     2,950,967       13,675,068       2,416,330       14,095,289
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       473,245        2,205,402         477,491        2,792,860
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       245,066        1,132,399         188,244        1,094,712
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                        71,686          332,631          50,997          296,295
-------------------------------------------------------------------------------------------------------------------------
  Class Y                                                        10,913           48,846              --               --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                977,847        4,545,855         823,435        4,813,923
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           215,450          986,013         110,779          646,399
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                     2,159,016       10,017,330       2,383,821       13,956,587
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (2,155,806)     (10,017,330)     (2,381,303)     (13,956,587)
=========================================================================================================================
Reacquired:
  Class A(b)                                                (12,784,280)     (59,635,831)    (16,474,775)     (97,101,513)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (2,719,972)     (12,785,419)     (3,560,869)     (21,034,293)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (1,297,579)      (6,107,154)     (1,664,063)      (9,757,879)
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                      (344,037)      (1,586,021)       (254,567)      (1,485,901)
-------------------------------------------------------------------------------------------------------------------------
  Class Y                                                       (31,157)        (142,252)             --               --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                          (4,009,330)     (18,823,665)     (4,339,464)     (25,581,883)
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (470,863)      (2,223,253)       (333,610)      (1,954,523)
=========================================================================================================================
     Net increase (decrease) in share activity               (3,881,329)    $(19,593,140)    (12,349,565)    $(72,766,845)
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and in the aggregate owns 7% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

     CLASS                                                                        SHARES         AMOUNT
     ---------------------------------------------------------------------------------------------------
     Class Y                                                                      158,317      $ 790,002
     ---------------------------------------------------------------------------------------------------
     Class A                                                                     (147,717)      (737,106)
     ---------------------------------------------------------------------------------------------------
     Investor Class                                                               (10,579)       (52,896)
     ___________________________________________________________________________________________________
     ===================================================================================================





29        AIM INCOME FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET              ON SECURITIES               DIVIDENDS
                             VALUE,       NET         (BOTH      TOTAL FROM   FROM NET    NET ASSET               NET ASSETS,
                           BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT  VALUE, END    TOTAL     END OF PERIOD
                           OF PERIOD   INCOME(a)   UNREALIZED)   OPERATIONS    INCOME     OF PERIOD  RETURN(b)  (000S OMITTED)
------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 07/31/09          $5.56       $0.30        $(0.82)      $(0.52)     $(0.40)      $4.64      (9.05)%     $204,169
Year ended 07/31/08           6.11        0.36         (0.53)       (0.17)      (0.38)       5.56      (2.91)       257,418
Year ended 07/31/07           6.18        0.34         (0.05)        0.29       (0.36)       6.11       4.71        320,513
Year ended 07/31/06           6.52        0.31         (0.25)        0.06       (0.40)       6.18       0.99        327,301
Year ended 07/31/05           6.54        0.28          0.12         0.40       (0.42)       6.52       6.27        356,661
------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 07/31/09           5.57        0.27         (0.82)       (0.55)      (0.37)       4.65      (9.71)        26,491
Year ended 07/31/08           6.12        0.31         (0.52)       (0.21)      (0.34)       5.57      (3.62)        50,421
Year ended 07/31/07           6.19        0.29         (0.05)        0.24       (0.31)       6.12       3.93         78,442
Year ended 07/31/06           6.52        0.26         (0.24)        0.02       (0.35)       6.19       0.39        114,200
Year ended 07/31/05           6.55        0.23          0.11         0.34       (0.37)       6.52       5.32        156,363
------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 07/31/09           5.55        0.27         (0.83)       (0.56)      (0.36)       4.63      (9.77)        18,386
Year ended 07/31/08           6.10        0.31         (0.53)       (0.22)      (0.33)       5.55      (3.65)        20,753
Year ended 07/31/07           6.17        0.29         (0.05)        0.24       (0.31)       6.10       3.93         26,673
Year ended 07/31/06           6.50        0.26         (0.24)        0.02       (0.35)       6.17       0.39         29,236
Year ended 07/31/05           6.53        0.23          0.11         0.34       (0.37)       6.50       5.34         32,305
------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 07/31/09           5.56        0.29         (0.83)       (0.54)      (0.39)       4.63      (9.47)         4,046
Year ended 07/31/08           6.10        0.34         (0.52)       (0.18)      (0.36)       5.56      (2.99)         4,887
Year ended 07/31/07           6.18        0.32         (0.06)        0.26       (0.34)       6.10       4.27          4,640
Year ended 07/31/06           6.51        0.29         (0.24)        0.05       (0.38)       6.18       0.88          3,953
Year ended 07/31/05           6.53        0.26          0.12         0.38       (0.40)       6.51       5.99          2,371
------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 07/31/09(e)        4.99        0.25         (0.28)       (0.03)      (0.31)       4.65      (0.18)         1,130
------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 07/31/09           5.57        0.30         (0.82)       (0.52)      (0.40)       4.65      (9.01)        58,193
Year ended 07/31/08           6.12        0.36         (0.53)       (0.17)      (0.38)       5.57      (2.89)        75,601
Year ended 07/31/07           6.19        0.34         (0.05)        0.29       (0.36)       6.12       4.71         95,418
Year ended 07/31/06           6.53        0.31         (0.25)        0.06       (0.40)       6.19       0.98        107,044
Year ended 07/31/05           6.55        0.28          0.12         0.40       (0.42)       6.53       6.26        130,845
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 07/31/09           5.57        0.32         (0.81)       (0.49)      (0.43)       4.65      (8.51)        18,430
Year ended 07/31/08           6.12        0.39         (0.53)       (0.14)      (0.41)       5.57      (2.42)         9,003
Year ended 07/31/07           6.19        0.37         (0.05)        0.32       (0.39)       6.12       5.21          9,265
Year ended 07/31/06(e)        6.39        0.25         (0.12)        0.13       (0.33)       6.19       2.05          1,689
______________________________________________________________________________________________________________________________
==============================================================================================================================

                               RATIO OF          RATIO OF
                               EXPENSES          EXPENSES
                              TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                              NET ASSETS      ASSETS WITHOUT   INVESTMENT
                           WITH FEE WAIVERS    FEE WAIVERS       INCOME
                            AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                               ABSORBED          ABSORBED      NET ASSETS   TURNOVER(c)
---------------------------------------------------------------------------------------
CLASS A
Year ended 07/31/09              1.18%(d)          1.19%(d)       6.48%(d)      135%
Year ended 07/31/08              1.09              1.09           6.07           51
Year ended 07/31/07              1.06              1.06           5.42           85
Year ended 07/31/06              1.05              1.05           4.87           83
Year ended 07/31/05              1.01              1.02           4.27           85
---------------------------------------------------------------------------------------
CLASS B
Year ended 07/31/09              1.93(d)           1.94(d)        5.73(d)       135
Year ended 07/31/08              1.84              1.84           5.32           51
Year ended 07/31/07              1.81              1.81           4.67           85
Year ended 07/31/06              1.80              1.80           4.12           83
Year ended 07/31/05              1.76              1.77           3.52           85
---------------------------------------------------------------------------------------
CLASS C
Year ended 07/31/09              1.93(d)           1.94(d)        5.73(d)       135
Year ended 07/31/08              1.84              1.84           5.32           51
Year ended 07/31/07              1.81              1.81           4.67           85
Year ended 07/31/06              1.80              1.80           4.12           83
Year ended 07/31/05              1.76              1.77           3.52           85
---------------------------------------------------------------------------------------
CLASS R
Year ended 07/31/09              1.43(d)           1.44(d)        6.23(d)       135
Year ended 07/31/08              1.34              1.34           5.82           51
Year ended 07/31/07              1.31              1.31           5.17           85
Year ended 07/31/06              1.30              1.30           4.62           83
Year ended 07/31/05              1.26              1.27           4.02           85
---------------------------------------------------------------------------------------
CLASS Y
Year ended 07/31/09(e)           0.94(d)(f)        0.95(d)(f)     6.72(d)(f)    135
---------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 07/31/09              1.18(d)           1.19(d)        6.48(d)       135
Year ended 07/31/08              1.09              1.09           6.07           51
Year ended 07/31/07              1.06              1.06           5.42           85
Year ended 07/31/06              1.05              1.05           4.87           83
Year ended 07/31/05              1.01              1.02           4.27           85
---------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 07/31/09              0.63(d)           0.64(d)        7.03(d)       135
Year ended 07/31/08              0.60              0.60           6.56           51
Year ended 07/31/07              0.55              0.55           5.92           85
Year ended 07/31/06(e)           0.63(f)           0.63(f)        5.29(f)        83
_______________________________________________________________________________________
=======================================================================================



(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d) Ratios are based on average daily net assets (000's omitted) of $207,891, $34,478, $17,554, $4,039, $811, $60,672 and $11,829 for Class A, Class B,
     Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e) Commencement date of October 3, 2008 and October 25, 2005 for Class Y and Institutional Class shares, respectively.
(f)  Annualized.


30        AIM INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Investment Securities Funds and Shareholders of AIM Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Income Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

September 18, 2009
Houston, Texas



31        AIM INCOME FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2009 through July 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (02/01/09)   (07/31/09)(1)   PERIOD(2)     (07/31/09)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00      $1,083.80       $6.05       $1,018.99       $5.86        1.17%
---------------------------------------------------------------------------------------------------
        B            1,000.00       1,079.60        9.90        1,015.27        9.59        1.92
---------------------------------------------------------------------------------------------------
        C            1,000.00       1,079.90        9.90        1,015.27        9.59        1.92
---------------------------------------------------------------------------------------------------
        R            1,000.00       1,080.10        7.32        1,017.75        7.10        1.42
---------------------------------------------------------------------------------------------------
        Y            1,000.00       1,085.00        4.76        1,020.23        4.61        0.92
---------------------------------------------------------------------------------------------------
    Investor         1,000.00       1,083.70        6.04        1,018.99        5.86        1.17
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2009 through July 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.


32        AIM INCOME FUND

Supplement to Annual Report dated 7/31/09

AIM INCOME FUND

INSTITUTIONAL CLASS SHARES                   ==========================================      The total annual Fund operating expense
                                                                                          ratio set forth in the most recent Fund
The following information has been           AVERAGE ANNUAL TOTAL RETURNS                 prospectus as of the date of this
prepared to provide Institutional Class      For periods ended 7/31/09                    supplement for Institutional Class shares
shareholders with a performance overview                                                  was 0.60%. The expense ratio presented
specific to their holdings. Institutional    10 Years                              1.66%  above may vary from the expense ratios
Class shares are offered exclusively to       5 Years                              0.26   presented in other sections of the actual
institutional investors, including defined    1 Year                              -8.51   report that are based on expenses incurred
contribution plans that meet certain                                                      during the period covered by the report.
criteria.                                    ==========================================
                                                                                             Please note that past performance is
                                             ==========================================   not indicative of future results. More
                                                                                          recent returns may be more or less than
                                             AVERAGE ANNUAL TOTAL RETURNS                 those shown. All returns assume
                                             For periods ended 6/30/09, the most recent   reinvestment of distributions at NAV.
                                             calendar quarter-end                         Investment return and principal value will
                                                                                          fluctuate so your shares, when redeemed,
                                             10 Years                              1.29%  may be worth more or less than their
                                              5 Years                             -0.19   original cost. See full report for
                                              1 Year                             -11.72   information on comparative benchmarks.
                                                                                          Please consult your Fund prospectus for
                                             ==========================================   more information. For the most current
                                                                                          month-end performance, please call
                                             Institutional Class shares' inception date   800 451 4246 or visit invescoaim.com.
                                             is October 25, 2005. Returns since that
                                             date are historical returns. All other
                                             returns are blended returns of historical
                                             Institutional Class share performance and
                                             restated Class A share performance (for
                                             periods prior to the inception date of
                                             Institutional Class shares) at net asset
                                             value (NAV) and reflect the Rule 12b-1
                                             fees applicable to Class A shares. Class A
                                             shares' inception date is May 3, 1968.

                                                Institutional Class shares have no
                                             sales charge; therefore, performance is at
                                             NAV. Performance of Institutional Class
                                             shares will differ from performance of
                                             other share classes primarily due to
                                             differing sales charges and class
                                             expenses.

==========================================
NASDAQ SYMBOL                        AIIRX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY -- NOT FOR USE WITH THE PUBLIC

THIS MATERIAL IS FOR INSTITUTIONAL INVESTOR USE ONLY AND MAY NOT BE QUOTED, REPRODUCED,
SHOWN TO THE PUBLIC OR USED IN WRITTEN FORM AS SALES LITERATURE FOR PUBLIC USE.

                                                                                                                  [INVESCO AIM LOGO]
                                                                                                                   --SERVICE MARK--

invescoaim.com   INC-INS-1   Invesco Aim Distributors, Inc.

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2009 through July 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (02/01/09)   (07/31/09)(1)   PERIOD(2)     (07/31/09)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00      $1,086.80       $3.05       $1,021.87       $2.96        0.59%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2009 through July 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.


AIM INCOME FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees (the Board) of AIM        In addition to their meetings             particular factor that was controlling.
Investment Securities Funds is required      throughout the year, the Sub-Committees      Each Trustee may have evaluated the
under the Investment Company Act of 1940     meet at designated contract renewal          information provided differently from
to approve annually the renewal of the AIM   meetings each year to conduct an in-depth    another Trustee and attributed different
Income Fund (the Fund) investment advisory   review of the performance, fees, expenses,   weight to the various factors. The
agreement with Invesco Aim Advisors, Inc.    and other matters related to their           Trustees recognized that the advisory
(Invesco Aim) and the Master Intergroup      assigned funds. During the contract          arrangements and resulting advisory fees
Sub-Advisory Contract for Mutual Funds       renewal process, the Trustees receive        for the Fund and the other AIM Funds are
(the sub-advisory contracts) with Invesco    comparative performance and fee data         the result of years of review and
Asset Management Deutschland GmbH, Invesco   regarding the AIM Funds prepared by an       negotiation between the Trustees and
Asset Management Limited, Invesco Asset      independent company, Lipper, Inc.            Invesco Aim, that the Trustees may focus
Management (Japan) Limited, Invesco          (Lipper), under the direction and            to a greater extent on certain aspects of
Australia Limited, Invesco Global Asset      supervision of the Senior Officer who also   these arrangements in some years than in
Management (N.A.), Inc., Invesco Hong Kong   prepares a separate analysis of this         others, and that the Trustees'
Limited, Invesco Institutional (N.A.),       information for the Trustees. Each           deliberations and conclusions in a
Inc., Invesco Senior Secured Management,     Sub-Committee then makes recommendations     particular year may be based in part on
Inc. and Invesco Trimark Ltd.                to the Investments Committee regarding the   their deliberations and conclusions
(collectively, the Affiliated                fees and expenses of their assigned funds.   regarding these same arrangements
Sub-Advisers). During contract renewal       The Investments Committee considers each     throughout the year and in prior years.
meetings held on June 16-17, 2009, the       Sub-Committee's recommendations and makes
Board as a whole, and the disinterested or   its own recommendations regarding the fees      The discussion below serves as a
"independent" Trustees voting separately,    and expenses of the AIM Funds to the full    summary of the Senior Officer's
approved the continuance of the Fund's       Board. The Investments Committee also        independent written evaluation with
investment advisory agreement and the        considers each Sub-Committee's               respect to the Fund's investment advisory
sub-advisory contracts for another year,     recommendations in making its annual         agreement as well as a discussion of the
effective July 1, 2009. In doing so, the     recommendation to the Board whether to       material factors and related conclusions
Board determined that the Fund's             approve the continuance of each AIM Fund's   that formed the basis for the Board's
investment advisory agreement and the        investment advisory agreement and            approval of the Fund's investment advisory
sub-advisory contracts are in the best       sub-advisory contracts for another year.     agreement and sub-advisory contracts.
interests of the Fund and its shareholders                                                Unless otherwise stated, information set
and that the compensation to Invesco Aim        The independent Trustees met separately   forth below is as of June 17, 2009, and
and the Affiliated Sub-Advisers under the    during their evaluation of the Fund's        does not reflect any changes that may have
Fund's investment advisory agreement and     investment advisory agreement and            occurred since that date, including but
sub-advisory contracts is fair and           sub-advisory contracts with independent      not limited to changes to the Fund's
reasonable.                                  legal counsel. The independent Trustees      performance, advisory fees, expense
                                             were also assisted in their annual           limitations and/or fee waivers.
THE BOARD'S FUND EVALUATION PROCESS          evaluation of the Fund's investment
                                             advisory agreement by the Senior Officer.    FACTORS AND CONCLUSIONS AND SUMMARY OF
The Board's Investments Committee has        One responsibility of the Senior Officer     INDEPENDENT WRITTEN FEE EVALUATION
established three Sub-Committees that are    is to manage the process by which the AIM
responsible for overseeing the management    Funds' proposed management fees are             A. Nature, Extent and Quality of
of a number of the series portfolios of      negotiated during the annual contract              Services Provided by Invesco Aim
the AIM Funds. This Sub-Committee            renewal process to ensure that they are
structure permits the Trustees to focus on   negotiated in a manner that is at arms'      The Board reviewed the advisory services
the performance of the AIM Funds that have   length and reasonable. Accordingly, the      provided to the Fund by Invesco Aim under
been assigned to them. The Sub-Committees    Senior Officer must either supervise a       the Fund's investment advisory agreement,
meet throughout the year to review the       competitive bidding process or prepare an    the performance of Invesco Aim in
performance of their assigned funds, and     independent written evaluation. The Senior   providing these services, and the
the Sub-Committees review monthly and        Officer recommended that an independent      credentials and experience of the officers
quarterly comparative performance            written evaluation be provided and, at the   and employees of Invesco Aim who provide
information and periodic asset flow data     direction of the Board, prepared an          these services. The Board's review of the
for their assigned funds. These materials    independent written evaluation.              qualifications of Invesco Aim to provide
are prepared under the direction and                                                      these services included the Board's
supervision of the independent Senior           During the annual contract renewal        consideration of Invesco Aim's portfolio
Officer, an officer of the AIM Funds who     process, the Board considered the factors    and product review process, various back
reports directly to the independent          discussed below in evaluating the fairness   office support functions provided by
Trustees. Over the course of each year,      and reasonableness of the Fund's             Invesco Aim and its affiliates, and
the Sub-Committees meet with portfolio       investment advisory agreement and            Invesco Aim's equity and fixed income
managers for their assigned funds and        sub-advisory contracts. The Board            trading operations. The Board concluded
other members of management and review       considered all of the information provided   that the nature, extent and quality of the
with these individuals the performance,      to them, including information provided at   advisory services provided to the Fund by
investment objective(s), policies,           their meetings throughout the year as part   Invesco Aim are appropriate and that
strategies and limitations of these          of their ongoing oversight of the Fund,      Invesco Aim currently is providing
funds.                                       and did not identify any                     satisfactory advisory services in
                                                                                          accordance with the terms of the Fund's
                                                                                          investment advisory

                                                                                                                           continued


33     AIM INCOME FUND

agreement. In addition, based on their          C. Fund Performance                       least one year old and that other data did
ongoing meetings throughout the year with                                                 not reflect the market downturn that
the Fund's portfolio manager or managers,    The Board considered Fund performance as a   occurred in the fourth quarter of 2008.
the Board concluded that these individuals   relevant factor in considering whether to
are competent and able to continue to        approve the investment advisory agreement       The Board also compared the Fund's
carry out their responsibilities under the   as well as the sub-advisory contracts for    effective fee rate (the advisory fee after
Fund's investment advisory agreement.        the Fund, as Invesco Institutional           any advisory fee waivers and before any
                                             currently manages assets of the Fund.        expense limitations/waivers) to the
   In determining whether to continue the                                                 advisory fee rates of other clients of
Fund's investment advisory agreement, the       The Board compared the Fund's             Invesco Aim and its affiliates with
Board considered the prior relationship      performance during the past one, three and   investment strategies comparable to those
between Invesco Aim and the Fund, as well    five calendar years to the performance of    of the Fund, including one mutual fund
as the Board's knowledge of Invesco Aim's    all funds in the Lipper performance          advised by Invesco Aim and sub-advised by
operations, and concluded that it is         universe that are not managed by Invesco     Invesco Institutional. The Board noted
beneficial to maintain the current           Aim or an Affiliated Sub-Adviser, and        that the Fund's rate was below the
relationship, in part, because of such       against the Lipper Corporate Debt Funds      effective fee rate for the mutual other
knowledge. The Board also considered the     BBB-Rated Index. The Board noted that the    fund.
steps that Invesco Aim and its affiliates    Fund's performance was in the fourth
continue to take to improve the quality      quintile of its performance universe for        The Board noted that Invesco Aim has
and efficiency of the services they          the one year period and the fifth quintile   agreed to reduce the per account transfer
provide to the AIM Funds in the areas of     for the three and five year periods (the     agent fee for all the retail funds,
investment performance, product line         first quintile being the best performing     including the Fund, effective July 1,2009.
diversification, distribution, fund          funds and the fifth quintile being the
operations, shareholder services and         worst performing funds). The Board noted        The Board also considered the services
compliance. The Board concluded that the     that the Fund's performance was below the    provided by the Affiliated Sub-Advisers
quality and efficiency of the services       performance of the Index for the one,        pursuant to the sub-advisory contracts and
Invesco Aim and its affiliates provide to    three and five year periods. The Board       the services provided by Invesco Aim
the AIM Funds in each of these areas         also noted that Invesco Aim made manager     pursuant to the Fund's advisory agreement,
support the Board's approval of the          and process changes in 2008 and early        as well as the allocation of fees between
continuance of the Fund's investment         2009, and Invesco Aim believes it is too     Invesco Aim and the Affiliated
advisory agreement.                          early to assess the impact of such changes   Sub-Advisers pursuant to the sub-advisory
                                             on the Fund's performance. Although the      contracts. The Board noted that the
   B. Nature, Extent and Quality of          independent written evaluation of the        sub-advisory fees have no direct effect on
      Services Provided by Affiliated        Fund's Senior Officer only considered Fund   the Fund or its shareholders, as they are
      Sub-Advisers                           performance through the most recent          paid by Invesco Aim to the Affiliated
                                             calendar year, the Board also reviewed       Sub-Advisers, and that Invesco Aim and the
The Board reviewed the services provided     more recent Fund performance and this        Affiliated Sub-Advisers are affiliates.
by the Affiliated Sub-Advisers under the     review did not change their conclusions.
sub-advisory contracts and the credentials   The Board noted that, in response to the        After taking account of the Fund's
and experience of the officers and           Board's focus on fund performance, Invesco   contractual advisory fee rate, the
employees of the Affiliated Sub-Advisers     Aim has taken a number of actions intended   contractual sub-advisory fee rate, the
who provide these services. The Board        to improve the investment process for the    comparative advisory fee information
concluded that the nature, extent and        funds.                                       discussed above and other relevant
quality of the services provided by the                                                   factors, the Board concluded that the
Affiliated Sub-Advisers are appropriate.        D. Advisory and Sub-Advisory Fees and     Fund's advisory and sub-advisory fees are
The Board noted that the Affiliated                Fee Waivers                            fair and reasonable.
Sub-Advisers, which have offices and
personnel that are geographically            The Board compared the Fund's contractual       E. Economies of Scale and Breakpoints
dispersed in financial centers around the    fee rate to the contractual advisory fee
world, can provide research and other        rates of funds in the Fund's Lipper          The Board considered the extent to which
information and make recommendations on      expense group that are not managed by        there are economies of scale in the
the markets and economies of various         Invesco Aim or an Affiliated Sub-Adviser,    provision of advisory services to the
countries and securities of companies        at a common asset level. The Board noted     Fund. The Board also considered whether
located in such countries or on various      that the Fund's contractual advisory fee     the Fund benefits from such economies of
types of investments and investment          rate was below the median contractual        scale through contractual breakpoints in
techniques. The Board noted that             advisory fee rate of funds in its expense    the Fund's advisory fee schedule. The
investment decisions for the Fund are made   group. The Board also reviewed the           Board noted that the Fund's contractual
by Invesco Institutional (N.A.), Inc.        methodology used by Lipper in determining    advisory fee schedule includes three
(Invesco Institutional). The Board           contractual fee rates, which includes        breakpoints and that the level of the
concluded that the sub-advisory contracts    using audited financial data from the most   Fund's advisory fees, as a percentage of
benefit the Fund and its shareholders by     recent annual report of each fund in the     the Fund's net assets, has decreased as
permitting Invesco Aim to utilize the        expense group that was publicly available    net assets increased because of the
additional resources and talent of the       as of the end of the past calendar year.     breakpoints. Based on this information,
Affiliated Sub-Advisers in managing the      The Board noted that some comparative data   the Board concluded that the Fund's
Fund.                                        was at                                       advisory fees appropriately reflect
                                                                                          economies of scale at current asset
                                                                                          levels. The Board also noted that the Fund
                                                                                          shares directly in economies of scale
                                                                                          through lower fees charged by third party
                                                                                          service

                                                                                                                           continued


34     AIM INCOME FUND

providers based on the combined size of      and the organizational structure employed
all of the AIM Funds and affiliates.         by Invesco Aim and its affiliates to
                                             provide these services. The Board also
   F. Profitability and Financial            considered that these services are
      Resources                              provided to the Fund pursuant to written
                                             contracts that are reviewed and approved
The Board reviewed information from          on an annual basis by the Board. The Board
Invesco Aim concerning the costs of the      concluded that Invesco Aim and its
advisory and other services that Invesco     affiliates are providing these services in
Aim and its affiliates provide to the Fund   a satisfactory manner and in accordance
and the profitability of Invesco Aim and     with the terms of their contracts, and are
its affiliates in providing these            qualified to continue to provide these
services. The Board also reviewed            services to the Fund.
information concerning the financial
condition of Invesco Aim and its                The Board considered the benefits
affiliates. The Board reviewed with          realized by Invesco Aim and the Affiliated
Invesco Aim the methodology used to          Sub-Advisers as a result of portfolio
prepare the profitability information. The   brokerage transactions executed through
Board considered the overall profitability   "soft dollar" arrangements. The Board
of Invesco Ltd., the ultimate parent of      noted that soft dollar arrangements shift
Invesco Aim and the Affiliated               the payment obligation for research and
Sub-Advisers, and of Invesco Aim, as well    execution services from Invesco Aim and
as the profitability of Invesco Aim in       the Affiliated Sub-Advisers to the funds
connection with managing the Fund. The       and therefore may reduce Invesco Aim's and
Board noted that Invesco Aim continues to    the Affiliated Sub-Advisers' expenses. The
operate at a net profit, although the        Board concluded that Invesco Aim's and the
reduction of assets under management as a    Affiliated Sub-Advisers' soft dollar
result of market movements and the           arrangements are appropriate. The Board
increase in voluntary fee waivers for        also concluded that, based on their review
affiliated money market funds have reduced   and representations made by the Chief
the profitability of Invesco Aim and its     Compliance Officer of Invesco Aim, these
affiliates. The Board concluded that the     arrangements are consistent with
Fund's fees are fair and reasonable, and     regulatory requirements.
that the level of profits realized by
Invesco Aim and its affiliates from             The Board considered the fact that the
providing services to the Fund is not        Fund's uninvested cash and cash collateral
excessive in light of the nature, quality    from any securities lending arrangements
and extent of the services provided. The     may be invested in money market funds
Board considered whether Invesco Aim is      advised by Invesco Aim pursuant to
financially sound and has the resources      procedures approved by the Board. The
necessary to perform its obligations under   Board noted that Invesco Aim will receive
the Fund's investment advisory agreement,    advisory fees from these affiliated money
and concluded that Invesco Aim has the       market funds attributable to such
financial resources necessary to fulfill     investments, although Invesco Aim has
these obligations. The Board also            contractually agreed to waive through at
considered whether each Affiliated           least June 30,2010, the advisory fees
Sub-Adviser is financially sound and has     payable by the Fund in an amount equal to
the resources necessary to perform its       100% of the net advisory fees Invesco Aim
obligations under the sub-advisory           receives from the affiliated money market
contracts, and concluded that each           funds with respect to the Fund's
Affiliated Sub-Adviser has the financial     investment in the affiliated money market
resources necessary to fulfill these         funds of uninvested cash, but not cash
obligations.                                 collateral. The Board concluded that the
                                             Fund's investment of uninvested cash and
   G. Collateral Benefits to Invesco Aim     cash collateral from any securities
      and its Affiliates                     lending arrangements in the affiliated
                                             money market funds is in the best
The Board considered various other           interests of the Fund and its
benefits received by Invesco Aim and its     shareholders.
affiliates resulting from Invesco Aim's
relationship with the Fund, including the
fees received by Invesco Aim and its
affiliates for their provision of
administrative, transfer agency and
distribution services to the Fund. The
Board considered the performance of
Invesco Aim and its affiliates in
providing these services


35     AIM INCOME FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended July 31, 2009:



     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Qualified Dividend Income*                             1.08%
     Corporate Dividends Received Deduction*                1.02%
     U.S. Treasury Obligations*                             0.92%





36        AIM INCOME FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

        NAME, YEAR          TRUSTEE AND/
 OF BIRTH AND POSITION(S)    OR OFFICER                         PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIP(S)
    HELD WITH THE TRUST        SINCE                              DURING PAST 5 YEARS                             HELD BY TRUSTEE
--------------------------  ------------  -------------------------------------------------------------------  ---------------------
INTERESTED PERSONS

Martin L. Flanagan(1) --    2007          Executive Director, Chief Executive Officer and President, Invesco   None
1960                                      Ltd. (ultimate parent of Invesco Aim and a global investment
Trustee                                   management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds(R); Vice
                                          Chairman, Investment Company Institute; and Member of Executive
                                          Board, SMU Cox School of Business

                                          Formerly: Director, Chairman, Chief Executive Officer and
                                          President, IVZ Inc. (holding company), INVESCO Group Services, Inc.
                                          (service provider) and Invesco North American Holdings, Inc.
                                          (holding company); Director, Chief Executive Officer and President,
                                          Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd. and Chairman,
                                          Investment Company Institute

Philip A. Taylor(2) --      2006          Head of North American Retail and Senior Managing Director, Invesco  None
1954                                      Ltd.; Director, Chief Executive Officer and President, Invesco Aim
Trustee, President and                    Advisors, Inc. and 1371 Preferred Inc. (holding company); Director,
Principal Executive                       Chairman, Chief Executive Officer and President, Invesco Aim
Officer                                   Management Group, Inc. (financial services holding company) and
                                          Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc.
                                          (registered investment advisor and registered transfer agent) and
                                          AIM GP Canada Inc. (general partner for limited partnerships);
                                          Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services,
                                          Inc. (registered transfer agent) and INVESCO Distributors, Inc.
                                          (registered broker dealer); Director, President and Chairman,
                                          INVESCO Inc. (holding company) and Invesco Canada Holdings Inc.
                                          (holding company); Chief Executive Officer, AIM Trimark Corporate
                                          Class Inc. (corporate mutual fund company) and AIM Trimark Canada
                                          Fund Inc. (corporate mutual fund company); Director and Chief
                                          Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltee
                                          (registered investment advisor and registered transfer agent) and
                                          Invesco Trimark Dealer Inc. (registered broker dealer); Trustee,
                                          President and Principal Executive Officer, The AIM Family of
                                          Funds(R) (other than AIM Treasurer's Series Trust and Short-Term
                                          Investments Trust); Trustee and Executive Vice President, The AIM
                                          Family of Funds(R) (AIM Treasurer's Series Trust and Short-Term
                                          Investments Trust only); and Manager, Invesco PowerShares Capital
                                          Management LLC

                                          Formerly: President, Invesco Trimark Dealer Inc.; Director and
                                          President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada
                                          Fund Inc.; Director and President, Invesco Trimark Ltd./Invesco
                                          Trimark Ltee; Senior Managing Director, Invesco Holding Company
                                          Limited; Trustee and Executive Vice President, Tax-Free Investments
                                          Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive
                                          Officer, The AIM Family of Funds(R) (AIM Treasurer's Series Trust,
                                          Short-Term Investments Trust and Tax-Free Investments Trust only);
                                          President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund
                                          Inc.; and Director, Trimark Trust (federally regulated Canadian trust company)

INDEPENDENT TRUSTEES

Bruce L. Crockett -- 1944   2001          Chairman, Crockett Technology Associates (technology consulting      ACE Limited
Trustee and Chair                         company)                                                             (insurance company);
                                                                                                               Captaris, Inc.
                                                                                                               (unified messaging
                                                                                                               provider); and
                                                                                                               Investment Company
                                                                                                               Institute

Bob R. Baker -- 1936        2003          Retired                                                              None
Trustee

Frank S. Bayley -- 1939     1987          Retired                                                              None
Trustee
                                          Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)

James T. Bunch -- 1942      2003          Founder, Green, Manning & Bunch Ltd., (investment banking firm)      Board of Governors,
Trustee                                                                                                        Western Golf
                                                                                                               Association/Evans
                                                                                                               Scholars Foundation
                                                                                                               and Executive
                                                                                                               Committee, United
                                                                                                               States Golf
                                                                                                               Association

Albert R. Dowden -- 1941     2001         Director of a number of public and private business corporations,    Board of Nature's
Trustee                                   including the Boss Group Ltd. (private investment and management);   Sunshine Products,
                                          Continental Energy Services, LLC (oil and gas pipeline service);     Inc.
                                          Reich & Tang Funds (registered investment company); Annuity and
                                          Life Re (Holdings), Ltd. (reinsurance company), and Homeowners of
                                          America Holding Corporation/Homeowners of America Insurance
                                          Company (property casualty company)

                                          Formerly: Director, CompuDyne Corporation (provider of product and services to the public security market); Director, President and
                                          Chief Executive Officer, Volvo Group North America, Inc.; Senior
                                          Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields -- 1952       2001         Chief Executive Officer, Twenty First Century Group, Inc.            Administaff
Trustee                                   (government affairs company); and Owner and Chief Executive
                                          Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment),  Discovery Global Education Fund (non-profit) and
                                          Cross Timbers Quail Research Ranch (non-profit)

                                          Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling -- 1937     2001          Partner, law firm of Kramer Levin Naftalis and Frankel LLP           Director, Reich &
Trustee                                                                                                        Tang Funds
                                                                                                               (16 portfolios)

Prema Mathai-Davis -- 1950  2001          Retired                                                              None
Trustee

Lewis F. Pennock -- 1942    2001          Partner, law firm of Pennock & Cooper                                None
Trustee

Larry Soll -- 1942          2003          Retired                                                              None
Trustee

Raymond Stickel, Jr. --     2005          Retired                                                              None
1944
Trustee                                   Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)

(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

        NAME, YEAR          TRUSTEE AND/
 OF BIRTH AND POSITION(S)    OR OFFICER                         PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIP(S)
    HELD WITH THE TRUST        SINCE                              DURING PAST 5 YEARS                             HELD BY TRUSTEE
--------------------------  ------------  -------------------------------------------------------------------  ---------------------
OTHER OFFICERS

Russell C. Burk -- 1958     2005          Senior Vice President and Senior Officer of The AIM Family of        N/A
Senior Vice President and                 Funds(R)
Senior Officer
                                          Formerly: Director of Compliance and Assistant General Counsel,
                                          ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                          Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

John M. Zerr -- 1962        2006          Director, Senior Vice President, Secretary and General Counsel,      N/A
Senior Vice President,                    Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and
Chief Legal Officer and                   Invesco Aim Capital Management, Inc.; Director, Senior Vice
Secretary                                 President and Secretary, Invesco Aim Distributors, Inc.; Director,
                                          Vice President and Secretary, Invesco Aim Investment Services, Inc.
                                          and INVESCO Distributors, Inc.; Director and Vice President,
                                          INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal
                                          Officer and Secretary, The AIM Family of Funds(R); and Manager,
                                          Invesco PowerShares Capital Management LLC

                                          Formerly: Director, Vice President and Secretary, Fund Management
                                          Company; Vice President, Invesco Aim Capital Management, Inc.;
                                          Chief Operating Officer and General Counsel, Liberty Ridge Capital,
                                          Inc. (an investment adviser); Vice President and Secretary, PBHG
                                          Funds (an investment company); Vice President and Secretary, PBHG
                                          Insurance Series Fund (an investment company); Chief Operating
                                          Officer, General Counsel and Secretary, Old Mutual Investment
                                          Partners (a broker-dealer); General Counsel and Secretary, Old
                                          Mutual Fund Services (an administrator); General Counsel and
                                          Secretary, Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary,
                                          Old Mutual Capital, Inc. (an investment adviser); and Vice
                                          President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley -- 1959    2004          Global Compliance Director, Invesco Ltd.; and Vice President, The    N/A
Vice President                            AIM Family of Funds(R)

                                          Formerly: Senior Vice President, Invesco Aim Management Group,
                                          Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                          Aim Advisors, Inc. and The AIM Family of Funds(R); Vice President
                                          and Chief Compliance Officer, Invesco Aim Capital Management, Inc.
                                          and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim
                                          Investment Services, Inc. and Fund Management Company

Kevin M. Carome -- 1956     2003          General Counsel, Secretary and Senior Managing Director, Invesco     N/A
Vice President                            Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds
                                          Group, Inc.; Director and Executive Vice President, IVZ, Inc.,
                                          Invesco Group Services, Inc., .Invesco North American Holdings,
                                          Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President,
                                          The AIM Family of Funds(R)

                                          Formerly: Secretary, Invesco North American Holdings, Inc.; Vice
                                          President and Secretary, IVZ, Inc. and Invesco Group Services,
                                          Inc.; Senior Managing Director and Secretary, Invesco Holding
                                          Company Limited; Director, Senior Vice President, Secretary and
                                          General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                          Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                          Inc.; Director, General Counsel and Vice President, Fund Management
                                          Company; Vice President, Invesco Aim Capital Management, Inc. and
                                          Invesco Aim Investment Services, Inc.; Senior Vice President, Chief
                                          Legal Officer and Secretary, The AIM Family of Funds(R); Director
                                          and Vice President, INVESCO Distributors, Inc.; and Chief Executive
                                          Officer and President, INVESCO Funds Group, Inc.

Sheri Morris -- 1964         1999         Vice President, Treasurer and Principal Financial Officer, The AIM   N/A
Vice President, Treasurer                 Family of Funds(R); and Vice President, Invesco Aim Advisors, Inc.,
and Principal Financial                   Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset
Officer                                   Management Inc.

                                          Formerly: Assistant Vice President and Assistant Treasurer, The AIM
                                          Family of Funds(R) and Assistant Vice President, Invesco Aim
                                          Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco
                                          Aim Private Asset Management, Inc.

Karen Dunn Kelley -- 1960   2004          Head of Invesco's World Wide Fixed Income and Cash Management        N/A
Vice President                            Group; Vice President, Invesco Institutional (N.A.), Inc.
                                          (registered investment advisor); Director of Cash Management and
                                          Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim
                                          Capital Management, Inc.; Executive Vice President, Invesco Aim
                                          Distributors, Inc.; Senior Vice President, Invesco Aim Management
                                          Group, Inc.; Vice President, The AIM Family of Funds(R) (other than
                                          AIM Treasurer's Series Trust and Short-Term Investments Trust); and
                                          President and Principal Executive Officer, The AIM Family of
                                          Funds(R) (AIM Treasurer's Series Trust and Short-Term Investments
                                          Trust only)

                                          Formerly: President and Principal Executive Officer, Tax-Free
                                          Investments Trust; Director and President, Fund Management Company;
                                          Chief Cash Management Officer and Managing Director, Invesco Aim
                                          Capital Management, Inc.; and Vice President, Invesco Aim Advisors,
                                          Inc. and The AIM Family of Funds(R) (AIM Treasurer's Series Trust,
                                          Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek -- 1967     2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,      N/A
Anti-Money Laundering                     Inc., Invesco Aim Capital Management, Inc., Invesco Aim
Compliance Officer                        Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco
                                          Aim Private Asset Management, Inc. and The AIM Family of Funds(R)

                                          Formerly: Anti-Money Laundering Compliance Officer, Fund
                                          Management Company; and Manager of the Fraud Prevention
                                          Department, Invesco Aim Investment Services, Inc.

Todd L. Spillane -- 1958    2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior    N/A
Chief Compliance Officer                  Vice President and Chief Compliance Officer, Invesco Aim Advisors,
                                          Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance
                                          Officer, The AIM Family of Funds(R), Invesco Global Asset
                                          Management (N.A.), Inc. (registered investment advisor), Invesco
                                          Institutional (N.A.), Inc., (registered investment advisor),
                                          INVESCO Private Capital Investments, Inc. (holding company),
                                          Invesco Private Capital, Inc. (registered investment advisor) and
                                          Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and
                                          Invesco Aim Investment Services, Inc.

                                          Formerly: Vice President, Invesco Aim Capital Management, Inc. and
                                          Fund Management Company; and Global Head of Product Development,
                                          AIG-Global Investment Group, Inc.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's prospectus for information on the Fund's sub-advisors.

OFFICE OF THE FUND
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

COUNSEL TO THE FUND
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INVESTMENT ADVISOR
Invesco Aim Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

COUNSEL TO THE INDEPENDENT TRUSTEES
Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

DISTRIBUTOR
Invesco Aim Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

TRANSFER AGENT
Invesco Aim Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

AUDITORS
PricewaterhouseCoopers LLP
1201 Louisiana Street
Suite 2900
Houston, TX 77002-5678

CUSTODIAN
State Street Bank and Trust Company
225 Franklin
Boston, MA 02110-2801

[GO PAPERLESS
   GRAPHIC]
====================================================================================================================================

GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

-  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of    -  EFFICIENT. Stop waiting for regular mail. Your documents will
   trees used to produce paper.                                       be sent via email as soon as they're available.

-  ECONOMICAL. Help reduce your fund's printing and delivery       -  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.         with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.

====================================================================================================================================

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise.
If you do not want the mailing of these documents to be combined with those for other members of your household, please contact
Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after October 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim
Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital
Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco
Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

   Anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco Aim
Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.),      [INVESCO AIM LOGO]
Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be             --SERVICE MARK--
renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

                                                          invescoaim.com   INC-AR-1    Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]          ANNUAL REPORT TO SHAREHOLDERS          JULY 31, 2009
 --SERVICE MARK--

                       AIM LIMITED MATURITY TREASURY FUND

                               [MOUNTAIN GRAPHIC]

2     Letters to Shareholders
4     Performance Summary
4     Management Discussion
6     Long-Term Fund Performance
8     Supplemental Information
9     Schedule of Investments
10    Financial Statements
12    Notes to Financial Statements
17    Financial Highlights
18    Auditor's Report
19    Fund Expenses
20    Approval of Investment Advisory and Sub-Advisory Agreements
23    Tax Information
T-1   Trustees and Officers

                                     Dear Shareholders:

                                     While the year covered by this report was difficult - for long-time investors and veteran investment professionals alike - economic conditions and market trends appeared much more
               [TAYLOR               favorable at the close of the fiscal year than at its start.
                PHOTO]
                                        The 12 months ended July 31, 2009, included a sharp market sell-off that occurred in the second half of 2008. That downturn affected virtually all sectors, markets and investors. The decline had a number of causes, the most immediate being unprecedented turmoil in credit markets. Economic uncertainty prompted banks to hoard cash and reduce lending, and caused investors to shun short-term corporate debt. As a result, businesses found it difficult to fund
            Philip Taylor            their day-to-day operations, and the U.S. economy - as well as economies around the globe -
                                     virtually froze briefly.

                                     INCREASED COMMUNICATION

                                     These developments prompted a greater-than-usual number of shareholders to contact me.

Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.

   Many of you sought explanations for the decline in the value of your accounts, while others asked more general questions about when the economy might improve. Your questions, comments and suggestions gave me better insight into what was on your minds, and I was pleased that so many of you took the time to share your thoughts with me.

   As a result, Invesco Aim's investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of "Investment Perspectives" articles on our website, invescoaim.com. Through these articles, we've tried to provide timely market commentary, general investor education information and sector updates. I hope you'll take a moment to read them and let me know if you find them useful.

   To access your Fund's latest quarterly commentary, click on "Products and Performance" at the top of our website; next, select
"Mutual Funds"; and then click on "Quarterly Commentary."

   I also hope you've stayed in touch with your financial advisor. An experienced financial advisor who is familiar with your individual investment goals, time horizon and risk tolerance can be a source of comfort and information during uncertain times. He or she can monitor your investments to ensure they're on track and can prevent you from making impulsive short-term decisions that may have adverse long-term consequences.

REASONS FOR OPTIMISM

The economy and equity markets reacted to a barrage of negative news during the year. Consumer spending - which accounts for more than two-thirds(1) of the U.S. economy - was sluggish as unemployment rose; more workers worried about their job security; home and portfolio values declined; and credit became more difficult to obtain.

   In his semiannual monetary policy report to Congress in late July, U.S. Federal Reserve Board Chairman Ben Bernanke summarized the stresses and strains the U.S. and global economies suffered in late 2008 and early 2009. Importantly, he suggested that the aggressive, coordinated actions taken by governments and central banks around the world finally may be yielding results. He testified that in recent months:

   -  The pace of overall economic decline appears to have slowed significantly.

   -  Credit availability, for consumers and businesses, has improved noticeably.

   -  Investors' extreme risk aversion has eased somewhat.

   -  The decline in housing activity appears to have moderated.

   While these and other trends offer encouragement, uncertainties remain. Chairman Bernanke testified that he anticipates a gradual recovery in 2010 with some acceleration in economic growth in 2011, together with subdued inflation over the next two years. His considered judgment appears to be shared by investors who have begun to return, cautiously, to the equities market, causing major
U.S. stock-market indexes to bounce off their March lows.

A SINGLE FOCUS

I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest(2) and most diversified global asset managers. It provides clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.

   Our investment professionals have managed clients' money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.

   If you have questions about this report or your account, please contact one of our client services representatives at 800 959
4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.

   Thank you for investing with us. All of us at Invesco Aim look forward to serving you.

Sincerely,


/s/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1) Reuters;

(2) Pensions & Investments


2     AIM LIMITED MATURITY TREASURY FUND

                                     Dear Fellow Shareholders:

                                     Although the economy and financial markets have shown some signs of hope, investors remain
              [CROCKETT              rightfully cautious. Staying with an appropriately diversified investment program focused on
                PHOTO]               your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.

                                        Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance
            Bruce Crockett           performance in ways that put your interests first.

                                        We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.'s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market's decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim
Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals."

   The website also contains news and market information, investment education and planning information and current reports and prospectuses for all the AIM Funds and I highly recommend it to you.

   You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.

Sincerely,


/s/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3     AIM LIMITED MATURITY TREASURY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================
PERFORMANCE SUMMARY                                                                       MARKET CONDITIONS AND YOUR FUND

For the fiscal year ended July 31, 2009, Class A shares of AIM Limited Maturity           Weakness in the U.S. housing,
Treasury Fund, at net asset value, lagged the Fund's broad market and style-specific      manufacturing, retail and finance sectors,
indexes.(Triangle) The Fund's underperformance of the Barclays Capital U.S. Aggregate     as well as the absence of properly
Index and the Barclays Capital 1-2 Year U.S. Government Bond Index can be mainly          functioning credit markets, all
attributed to its exposure solely to short-term U.S. Treasury securities, which           contributed to general economic weakness
underperformed other fixed income asset classes, including short-term U.S. agency         during the reporting period. Gross
bonds.                                                                                    domestic product (GDP), the broadest
                                                                                          measure of overall U.S. economic activity,
   Your Fund's long-term performance appears later in this report.                        reflected a shrinking economy during each
                                                                                          of the calendar quarters covered by this
FUND VS. INDEXES                                                                          report.(1)

Total returns, 7/31/08 to 7/31/09, at net asset value (NAV). Performance shown does          The U.S. Federal Reserve Board (the
not include applicable contingent deferred sales charges (CDSC) or front-end sales        Fed) moved aggressively throughout the
charges, which would have reduced performance.                                            Fund's fiscal year to attempt to stimulate
                                                                                          economic growth and enhance market
Class A Shares                                                                     3.16%  liquidity. Between October and December
Class A3 Shares                                                                    3.06   2008, the federal funds target rate was
Class Y Shares*                                                                    3.27   lowered from 2.00% to a range of zero to
Barclays Capital U.S. Aggregate Index(Triangle) (Broad Market Index)               7.85   0.25%.(2) The Fed also began its program
Barclays Capital 1-2 Year U.S. Government Bond Index(Triangle) (Style-Specific            of quantitative easing by beginning to buy
   Index)                                                                          4.11   up to $300 billion in U.S. Treasuries,
Lipper Short U.S. Treasury Funds Category Average(Triangle) (Peer Group)           4.20   $1.25 trillion in agency mortgage backed
                                                                                          securities and $200 billion in agency
(Triangle)Lipper Inc.                                                                     debentures.(2) In doing so, the Fed hoped
                                                                                          to stimulate an economic recovery by
*  Share class incepted during the fiscal year. See page 7 for a detailed explanation     keeping long-term interest rates low and
   of Fund performance.                                                                   making more money available to consumers
                                                                                          and businesses.
=======================================================================================
                                                                                             In light of the failures at Lehman
HOW WE INVEST                                individual securities after performing a     Brothers, IndyMac Bank and Washington
                                             risk/reward analysis based on their          Mutual (not Fund holdings), government
The Fund invests principally in short-term   interest rate outlook. Portfolio managers    interventions into the financial markets
U.S. Treasury notes with remaining           attempt to select securities which provide   were plentiful throughout the Fund's
maturities of five years or less at the      predictable limits on the Fund's             fiscal year. Government bailouts of
time of purchase and seeks to maintain an    volatility, while maximizing total return.   American International Group (AIG), Fannie
average weighted maturity of three years                                                  Mae and Freddie Mac (not Fund holdings),
or less. The Fund may also maintain a           The Fund sells notes in the portfolio     along with extraordinary liquidity
portion of its assets in cash and cash       for any of the following purposes:           measures such as the $700 billion Troubled
equivalents to handle daily cash needs or                                                 Asset Recovery Program (TARP) and the $787
to assume a temporary defensive position     -  When a change in the economic or          billion stimulus spending program, were
during adverse market conditions.               interest rate outlook indicates assets    some of the emergency actions taken by the
Portfolio managers construct the portfolio      should be reallocated.                    government to support the U.S. financial
using a top-down investment approach that                                                 system and the overall economy. Shaken
involves an evaluation of the overall        -  When owning another security would        investor confidence, volatility and
economic environment and its potential          provide a better risk/return profile.     impaired liquidity characterized the
impact on both short-term and long-term                                                   credit markets during much of the period.
interest rates. The managers then select     -  To maintain a monthly buy-sell process
                                                designed to manage the Fund's risk           While credit spreads (the difference
==========================================      return profile.                           between yields on credit sensitive bonds
PORTFOLIO COMPOSITION                                                                     and U.S. Treasuries) increased to
U.S. Treasury Notes                          -  To meet shareholder redemptions           historically wide levels during 2008,(3)
                                                                                          government bond yields fell sharply as
MATURITY             INTEREST   % OF TOTAL   ==========================================   investors sought the safety and liquidity
  DATE                 RATE     NET ASSETS                                                of the U.S. Treasury market. Beginning in
8/31/10                2.38%       8.3%      Total Net Assets            $224.0 million   early 2009, demand for credit sensitive
9/30/10                2.00        8.3                                                    bonds returned, pushing prices higher and
10/31/10               1.50        8.4       Total Number of Holdings                12   starting a rally that continued through
11/30/10               1.25        8.3                                                    July 2009.(3) This shift in investor
12/31/10               0.88        8.4       ==========================================   preferences, along with renewed concerns
1/31/11                0.88        8.3                                                    about future inflation, pushed U.S.
2/28/11                0.88        8.3       The Fund's holdings are subject to change,
3/31/11                0.88        8.3       and there is no assurance that the Fund
4/30/11                0.88        8.3       will continue to hold any particular
5/31/11                0.88        8.3       security.
6/30/11                1.13        8.3
7/31/11                1.00        8.4
Other Assets Less
   Liabilities                     0.1
==========================================


4     AIM LIMITED MATURITY TREASURY FUND

Treasury prices lower in 2009, especially    Sensitive sectors. Prices in those sectors               D. SCOTT CASE
for intermediate and longer maturities,      rallied significantly while agency
but not enough to negate significant gains   debentures saw small price increases, and                Chartered Financial Analyst,
experienced earlier in the period.           Treasuries actually saw price decreases                  portfolio manager, is manager
                                             during the first seven months of 2009.                   of AIM Limited Maturity
   In managing first for safety of                                                            [CASE   Treasury Fund. He joined
principal, the Fund seeks to minimize           Relative to its style-specific index,         PHOTO]  Invesco in 1997. Mr. Case
fluctuations in its share price, or net      the Fund's lack of exposure to U.S. agency               earned a B.S. in finance and
asset value (NAV) per share. However, with   securities was the largest detractor from                economics from Miami
a rally in the U.S. Treasury market over     its performance. The Barclays Capital 1-2                University and an M.B.A. from
the past 12 months, the NAV for the Fund's   Year U.S. Government Bond Index includes                 the University of Louisville.
Class A shares fluctuated within a range     U.S. agency securities, which experienced
of $10.26 - $10.55, a difference of          strong price appreciation during the                     BRIAN SCHNEIDER
about 2.8%.                                  recent rally in the credit markets
                                                                                                      Chartered Financial Analyst,
   Throughout the period, the Fund              Thank you for your investment in AIM                  senior portfolio manager, is
remained mostly invested in two-year         Limited Maturity Treasury Fund.               [SCHNEIDER manager of AIM Limited
Treasury notes. As demand for U.S.                                                           PHOTO]   Maturity Treasury Fund. He
Treasury securities waxed and waned, so      1 Bureau of Economic Analysis                            joined Invesco in 1987. Mr.
did the NAV of the Fund's Class A shares,                                                             Schneider earned a B.A. in
increasing from $10.27 at the beginning of   2 U.S. Federal Reserve                                   economics and an M.B.A., both
the period to a high of $10.55 on December                                                            from Bellarmine College.
16, 2008, before declining to $10.46 on      3 Barclay's Capital
July 31, 2009. As a result, the 30-day SEC
yield of the Fund's Class A shares           The views and opinions expressed in
declined to 0.18% by the end of July,        management's discussion of Fund
which was 169 basis points (1.69%) lower     performance are those of Invesco Aim
than it was on July 31, 2008. Bond yields    Advisors, Inc. These views and opinions
and prices move in opposite directions.      are subject to change at any time based on
                                             factors such as market and economic
   The Fund generally seeks to preserve      conditions. These views and opinions may
principal and provide liquidity by           not be relied upon as investment advice or
focusing on managing undue risk. One of      recommendations, or as an offer for a
the Fund's risk management strategies is     particular security. The information is
to minimize interest rate exposure by        not a complete analysis of every aspect of
maintaining a short duration portfolio.      any market, country, industry, security or
Duration measures a portfolio's price        the Fund. Statements of fact are from
sensitivity to interest rate changes, with   sources considered reliable, but Invesco
a shorter duration portfolio tending to be   Aim Advisors, Inc. makes no representation
less sensitive to these changes. To          or warranty as to their completeness or
accomplish this objective, the Fund          accuracy. Although historical performance
previously employed a laddered maturity      is no guarantee of future results, these
strategy, where Fund management replaced     insights may help you understand our
the oldest note in the portfolio when it     investment management philosophy.
reached one-year to maturity, with a newly
issued two-year note. This process           See important Fund and index disclosures
generally resulted in a short duration       later in this report.
portfolio of approximately 1.5 years.
While a laddered maturity structure may be
employed in the future, the portfolio will
not be limited to that strategy.

   The Barclays Capital U.S. Aggregate
Index, the Fund's broad based market
index, represents all major sectors and
maturities of the U.S. investment grade
bond market. The index is dominated by
maturities of three years or longer, and credit sensitive areas of the bond market such as investment grade corporate bonds and mortgage backed securities (MBS).
Versus the broad market index,
our constraint of investing in only U.S.
Treasury securities precluded us from
owning corporate, non-agency mortgage
backed securities and other credit


5     AIM LIMITED MATURITY TREASURY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            shown in the chart and table(s) does not     one that indicates the dollar value of an
comparable future results.                   reflect deduction of taxes a shareholder     investment, is constructed with each
                                             would pay on Fund distributions or sale of   segment representing a percent change in
   The data shown in the chart include       Fund shares.                                 the value of the investment. In this
reinvested distributions, applicable sales                                                chart, each segment represents a doubling,
charges and Fund expenses including             This chart, which is a logarithmic        or 100% change, in the value of the
management fees. Index results include       chart, presents the fluctuations in the      investment. In other words, the space
reinvested dividends, but they do not        value of the Fund and its indexes. We        between $5,000 and $10,000 is the same
reflect sales charges. Performance of the    believe that a logarithmic chart is more     size as the space between $10,000 and
peer group reflects fund expenses and        effective than other types of charts in      $20,000, and so on.
management fees; performance of a market     illustrating changes in value during the
index does not. Performance                  early years shown in the chart. The
                                             vertical axis, the


6     AIM LIMITED MATURITY TREASURY FUND

                                                 AIM LIMITED MATURITY TREASURY FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT - OLDEST SHARE CLASS WITH SALES CHARGES SINCE INCEPTION

Index data from 11/30/87, Fund data from 12/15/87

                 AIM
           Limited Maturity        Barclays         Lipper Short U.S.
            Treasury Fund-       Capital U.S.      Treasury Funds Cat-
  Date      Class A Shares    Aggregate Index(1)     egory Average(1)

11/30/87                            $10000               $10000             2/92         13939             15717           14302
   12/87        $ 9950               10136                10063             3/92         13964             15628           14297
    1/88         10065               10493                10211             4/92         14083             15741           14425
    2/88         10132               10617                10288             5/92         14176             16038           14561
    3/88         10165               10517                10305             6/92         14307             16259           14715
    4/88         10178               10461                10312             7/92         14438             16590           14892
    5/88         10179               10390                10300             8/92         14539             16759           15030
    6/88         10272               10641                10410             9/92         14666             16957           15183
    7/88         10284               10585                10420            10/92         14592             16732           15067
    8/88         10308               10613                10435            11/92         14573             16739           15035
    9/88         10424               10853                10560            12/92         14693             17002           15184
   10/88         10513               11058                10660             1/93         14819             17328           15367
   11/88         10498               10923                10635             2/93         14911             17632           15510
   12/88         10537               10936                10664             3/93         14948             17705           15552
    1/89         10611               11093                10743             4/93         15026             17828           15650
    2/89         10629               11012                10750             5/93         14987             17851           15604
    3/89         10681               11060                10798             6/93         15078             18175           15719
    4/89         10818               11292                10974             7/93         15110             18277           15745
    5/89         10944               11588                11118             8/93         15216             18598           15877
    6/89         11098               11941                11313             9/93         15262             18649           15926
    7/89         11239               12195                11483            10/93         15278             18719           15948
    8/89         11206               12014                11414            11/93         15294             18559           15952
    9/89         11273               12076                11479            12/93         15347             18660           16008
   10/89         11418               12373                11649             1/94         15439             18912           16104
   11/89         11500               12491                11742             2/94         15361             18583           16007
   12/89         11551               12524                11787             3/94         15318             18125           15929
    1/90         11567               12376                11785             4/94         15273             17980           15875
    2/90         11625               12416                11839             5/94         15278             17978           15888
    3/90         11669               12425                11878             6/94         15330             17938           15934
    4/90         11696               12311                11895             7/94         15446             18294           16067
    5/90         11859               12675                12074             8/94         15488             18317           16117
    6/90         11974               12879                12200             9/94         15468             18048           16081
    7/90         12101               13057                12337            10/94         15516             18031           16118
    8/90         12142               12883                12367            11/94         15455             17991           16060
    9/90         12223               12989                12463            12/94         15478             18116           16095
   10/90         12351               13154                12598             1/95         15680             18474           16303
   11/90         12459               13437                12727             2/95         15846             18913           16505
   12/90         12586               13647                12869             3/95         15925             19029           16590
    1/91         12688               13815                12976             4/95         16052             19295           16726
    2/91         12760               13933                13049             5/95         16280             20042           16987
    3/91         12839               14027                13129             6/95         16362             20189           17078
    4/91         12955               14181                13246             7/95         16429             20144           17123
    5/91         13025               14264                13316             8/95         16511             20387           17218
    6/91         13082               14257                13367             9/95         16575             20585           17297
    7/91         13187               14454                13481            10/95         16708             20853           17435
    8/91         13349               14767                13660            11/95         16820             21165           17577
    9/91         13472               15067                13808            12/95         16934             21462           17701
   10/91         13600               15234                13947             1/96         17063             21605           17835
   11/91         13728               15374                14080             2/96         17015             21229           17770
   12/91         13907               15831                14304             3/96         17022             21082           17754
    1/92         13896               15615                14260             4/96         17042             20963           17755

====================================================================================================================================

(1)  Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

    5/96         17082               20921                17785            12/01         23543             31824           24702
    6/96         17187               21202                17907             1/02         23583             32082           24770
    7/96         17246               21260                17968             2/02         23637             32393           24902
    8/96         17305               21224                18012             3/02         23538             31854           24683
    9/96         17431               21594                18168             4/02         23778             32471           24985
   10/96         17614               22072                18368             5/02         23835             32747           25111
   11/96         17707               22450                18500             6/02         24004             33031           25312
   12/96         17734               22242                18492             7/02         24263             33429           25632
    1/97         17814               22310                18571             8/02         24336             33993           25787
    2/97         17853               22365                18595             9/02         24475             34544           26048
    3/97         17846               22117                18541            10/02         24543             34387           26065
    4/97         17980               22448                18711            11/02         24470             34378           25945
    5/97         18100               22661                18837            12/02         24661             35088           26236
    6/97         18200               22930                18971             1/03         24656             35118           26207
    7/97         18374               23548                19228             2/03         24737             35604           26356
    8/97         18385               23347                19200             3/03         24774             35576           26401
    9/97         18521               23691                19362             4/03         24806             35870           26439
   10/97         18625               24035                19512             5/03         24883             36538           26611
   11/97         18670               24146                19560             6/03         24911             36466           26618
   12/97         18793               24389                19687             7/03         24794             35240           26407
    1/98         18953               24702                19889             8/03         24794             35474           26405
    2/98         18955               24683                19879             9/03         24982             36413           26662
    3/98         19040               24768                19946            10/03         24910             36073           26558
    4/98         19122               24898                20039            11/03         24885             36160           26533
    5/98         19206               25134                20151            12/03         25004             36528           26667
    6/98         19287               25347                20255             1/04         25027             36822           26717
    7/98         19370               25401                20337             2/04         25122             37220           26842
    8/98         19586               25814                20614             3/04         25169             37499           26915
    9/98         19800               26419                20948             4/04         24948             36523           26640
   10/98         19899               26279                21009             5/04         24923             36377           26600
   11/98         19859               26428                20972             6/04         24901             36583           26602
   12/98         19937               26508                21047             7/04         24978             36945           26681
    1/99         19994               26697                21112             8/04         25105             37650           26854
    2/99         19926               26231                20956             9/04         25090             37752           26842
    3/99         20042               26376                21083            10/04         25150             38069           26915
    4/99         20096               26460                21140            11/04         25014             37765           26789
    5/99         20092               26228                21082            12/04         25062             38112           26842
    6/99         20146               26144                21108             1/05         25029             38352           26838
    7/99         20205               26033                21153             2/05         24994             38125           26775
    8/99         20263               26020                21201             3/05         24992             37930           26771
    9/99         20361               26322                21336             4/05         25089             38443           26907
   10/99         20422               26419                21381             5/05         25165             38859           27006
   11/99         20440               26417                21416             6/05         25192             39071           27057
   12/99         20463               26290                21408             7/05         25147             38715           26972
    1/00         20469               26204                21395             8/05         25278             39211           27137
    2/00         20573               26520                21525             9/05         25209             38807           27066
    3/00         20686               26870                21683            10/05         25197             38500           27053
    4/00         20736               26793                21721            11/05         25260             38671           27129
    5/00         20811               26781                21792            12/05         25353             39038           27225
    6/00         21010               27338                22023             1/06         25374             39040           27254
    7/00         21111               27586                22145             2/06         25414             39170           27270
    8/00         21253               27986                22327             3/06         25440             38786           27285
    9/00         21393               28162                22480             4/06         25513             38715           27358
   10/00         21474               28348                22599             5/06         25541             38674           27389
   11/00         21659               28812                22836             6/06         25570             38756           27440
   12/00         21891               29346                23103             7/06         25731             39280           27628
    1/01         22145               29826                23348             8/06         25893             39881           27819
    2/01         22257               30086                23517             9/06         26001             40232           27958
    3/01         22442               30237                23677            10/06         26064             40498           28066
    4/01         22512               30111                23691            11/06         26176             40968           28208
    5/01         22627               30293                23799            12/06         26189             40730           28193
    6/01         22670               30407                23860             1/07         26254             40713           28247
    7/01         22912               31087                24155             2/07         26417             41341           28469
    8/01         23034               31443                24309             3/07         26510             41342           28564
    9/01         23372               31810                24652             4/07         26600             41565           28668
   10/01         23552               32475                24891             5/07         26587             41250           28617
   11/01         23547               32027                24759             6/07         26677             41128           28712

====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

    7/07         26877               41471                28972
    8/07         27130               41980                29270
    9/07         27271               42298                29449
   10/07         27361               42678                29564
   11/07         27771               43445                30078
   12/07         27827               43568                30144
    1/08         28233               44299                30663
    2/08         28496               44361                30963
    3/08         28538               44512                31047
    4/08         28327               44419                30764
    5/08         28253               44093                30626
    6/08         28310               44058                30718
    7/08         28420               44022                30844
    8/08         28500               44440                31001
    9/08         28714               43843                31203
   10/08         28923               42808                31409
   11/08         29210               44201                31823
   12/08         29353               45850                32106
    1/09         29271               45446                31988
    2/09         29238               45274                31936
    3/09         29320               45904                32154
    4/09         29317               46123                32092
    5/09         29341               46458                32131
    6/09         29303               46722                32076
    7/09         29326               47476                32121

====================================================================================================================================

==========================================   ==========================================

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                    THE PERFORMANCE DATA QUOTED REPRESENT
                                                                                          PAST PERFORMANCE AND CANNOT GUARANTEE
As of 7/31/09, including maximum             As of 6/30/09, the most recent calendar      COMPARABLE FUTURE RESULTS; CURRENT
applicable sales charges                     quarter-end, including maximum applicable    PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
                                             sales charges                                VISIT invescoaim.com for THE MOST RECENT
CLASS A SHARES                                                                            MONTH-END PERFORMANCE. PERFORMANCE FIGURES
Inception (12/15/87)                  5.10%  CLASS A SHARES                               REFLECT REINVESTED DISTRIBUTIONS, CHANGES
 10 Years                             3.69   Inception (12/15/87)                  5.12%  IN NET ASSET VALUE AND THE EFFECT OF THE
  5 Years                             3.06    10 Years                             3.72   MAXIMUM SALES CHARGE UNLESS OTHERWISE
  1 Year                              2.17     5 Years                             3.11   STATED. INVESTMENT RETURN AND PRINCIPAL
                                               1 Year                              2.51   VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE
CLASS A3 SHARES                                                                           A GAIN OR LOSS WHEN YOU SELL SHARES.
 10 Years                             3.63%  CLASS A3 SHARES
  5 Years                             3.14    10 Years                             3.66%     CLASS A SHARE PERFORMANCE REFLECTS THE
  1 Year                              3.06     5 Years                             3.19   MAXIMUM 1.00% SALES CHARGE. CLASS A3
                                               1 Year                              3.40   SHARES DO NOT HAVE A FRONT-END SALES
CLASS Y SHARES                                                                            CHARGE OR A CDSC; THEREFORE, PERFORMANCE
 10 Years                             3.81%  CLASS Y SHARES                               QUOTED IS AT NET ASSET VALUE. CLASS Y
  5 Years                             3.28    10 Years                             3.83%  SHARES DO NOT HAVE A FRONT-END SALES
  1 Year                              3.27     5 Years                             3.33   CHARGE OR A CDSC; THEREFORE, PERFORMANCE
                                               1 Year                              3.61   IS AT NET ASSET VALUE.
==========================================
                                             ==========================================      THE PERFORMANCE OF THE FUND'S SHARE
                                                                                          CLASSES WILL DIFFER PRIMARILY DUE TO
THE INCEPTION DATE OF CLASS A3 SHARES IS     PRIOR TO THE INCEPTION DATE OF CLASS Y       DIFFERENT SALES CHARGE STRUCTURES AND
OCTOBER 31, 2002. RETURNS SINCE THAT DATE    SHARES) AT NET ASSET VALUE. THE RESTATED     CLASS EXPENSES.
ARE HISTORICAL RETURNS. ALL OTHER RETURNS    CLASS A SHARE PERFORMANCE REFLECTS THE
ARE THE BLENDED RETURNS OF THE HISTORICAL    RULE 12B-1 FEES APPLICABLE TO CLASS A           HAD THE ADVISOR NOT WAIVED FEES AND/OR
PERFORMANCE OF CLASS A3 SHARES SINCE THEIR   SHARES AS WELL AS ANY FEE WAIVERS OR         REIMBURSED EXPENSES IN THE PAST,
INCEPTION AND THE RESTATED HISTORICAL        EXPENSE REIMBURSEMENTS RECEIVED BY CLASS A   PERFORMANCE WOULD HAVE BEEN LOWER.
PERFORMANCE OF CLASS A SHARES (FOR PERIODS   SHARES. CLASS A SHARES INCEPTION DATE IS
PRIOR TO THE INCEPTION OF CLASS A3 SHARES)   DECEMBER 15, 1987.
AT NET ASSET VALUE, ADJUSTED TO REFLECT
THE HIGHER RULE 12B-1 FEES APPLICABLE TO        THE TOTAL ANNUAL FUND OPERATING EXPENSE
CLASS A3 SHARES. CLASS A SHARES INCEPTION    RATIO SET FORTH IN THE MOST RECENT FUND
DATE IS DECEMBER 15, 1987.                   PROSPECTUS AS OF THE DATE OF THIS REPORT
                                             FOR CLASS A, CLASS A3 AND CLASS Y SHARES
   CLASS Y SHARES' INCEPTION DATE IS         WAS 0.61%, 0.71% AND 0.46%, RESPECTIVELY.
OCTOBER 3, 2008; RETURNS SINCE THAT DATE     THE EXPENSE RATIOS PRESENTED ABOVE MAY
ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE    VARY FROM THE EXPENSE RATIOS PRESENTED IN
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      OTHER SECTIONS OF THIS REPORT THAT ARE
PERFORMANCE AND RESTATED CLASS A SHARE       BASED ON EXPENSES INCURRED DURING THE
PERFORMANCE (FOR PERIODS                     PERIOD COVERED BY THIS REPORT.


7     AIM LIMITED MATURITY TREASURY FUND

AIM LIMITED MATURITY TREASURY FUND'S INVESTMENT OBJECTIVE IS LIQUIDITY WITH MINIMUM FLUCTUATION OF PRINCIPAL VALUE, AND, CONSISTENT
WITH THIS OBJECTIVE, THE HIGHEST TOTAL RETURN ACHIEVABLE.

-  Unless otherwise stated, information presented in this report is as of July 31, 2009, and is based on total net assets.

-  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          -  There is no guarantee that the            -  The Fund is not managed to track the
                                                investment techniques and risk analysis      performance of any particular index,
-  As of the close of business October 30,      used by the fund's portfolio managers        including the indexes defined here, and
   2002, Class A shares were closed to new      will produce the desired results.            consequently, the performance of the
   investors.                                                                                Fund may deviate significantly from the
                                             -  The prices of securities held by the         performance of the indexes.
-  Class Y shares are available to only         Fund may decline in response to market
   certain investors. Please see the            risks.                                    -  A direct investment cannot be made in
   prospectus for more information.                                                          an index. Unless otherwise indicated,
                                             -  Reinvestment risk is the risk that a         index results include reinvested divi-
PRINCIPAL RISKS OF INVESTING IN THE FUND        bond's cash flows will be reinvested at      dends, and they do not reflect sales
                                                an interest rate below that of the           charges. Performance of the peer group
-  The Fund may engage in active and            original bond.                               reflects fund expenses; performance of
   frequent trading of portfolio                                                             a market index does not.
   securities to achieve its investment      ABOUT INDEXES USED IN THIS REPORT
   objective. If a fund does trade in this                                                OTHER INFORMATION
   way, it may incur increased costs,        -  The BARCLAYS CAPITAL U.S. AGGREGATE
   which can lower the actual return of         INDEX covers U.S. investment-grade        -  The returns shown in management's
   the fund. Active trading may also            fixed-rate bonds with components for         discussion of Fund performance are
   increase short term gains and losses,        government and corporate securities,         based on net asset values calculated
   which may affect taxes that must be          mortgage pass-throughs, and asset-           for shareholder transactions. Generally
   paid.                                        backed securities.                           accepted accounting principles require
                                                                                             adjustments to be made to the net
-  Interest rate risk refers to the risk     -  The BARCLAYS CAPITAL 1-2 YEAR U.S.           assets OF the Fund at period end for
   that bond prices generally fall as           GOVERNMENT BOND INDEX includes market        financial reporting purposes, and as
   interest rates rise and vice versa.          value-weighted government debt issues        such, the net asset values for
                                                with maturities between one and two          shareholder transactions and the
-  Leveraging entails risks such as             years.                                       returns based on those net asset values
   magnifying changes in the value of the                                                    may differ from the net asset values
   portfolio's securities.                   -  The LIPPER SHORT U.S. TREASURY FUNDS         and returns reported in the Financial
                                                CATEGORY AVERAGE represents an average       Highlights.
-  Since a large percentage of the Fund's       of all of the funds in the Lipper Short
   assets may be invested in securities of      U.S. Treasury Funds category. These       -  The Chartered Financial Analysts--REGIS
   a limited number of companies, each          funds invest at least 65% of their           TERED TRADEMARK-- (CFA--REGISTERED
   investment has a greater effect on the       assets in U.S. Treasury bills, notes,        TRADEMARK--) designation is globally
   Fund's overall performance, and any          and bonds with dollar-weighted average       recognized and attests to a
   change in the value of those securities      maturities of less than three years.         charterholder's success in a rigorous
   could significantly affect the value of                                                   and comprehensive study program in the
   your investment in the Fund.                                                              field of investment management and
                                                                                             research analysis.

=======================================================================================   ==========================================
                                                                                          FUND NASDAQ SYMBOLS
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           Class A Shares                       SHTIX
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A3 Shares                      LMTAX
                                                                                          Class Y Shares                       LMTYX
=======================================================================================   ==========================================

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE


8   AIM LIMITED MATURITY TREASURY FUND

SCHEDULE OF INVESTMENTS

July 31, 2009



                                      MATURITY     PRINCIPAL
                                        DATE         AMOUNT          VALUE
-----------------------------------------------------------------------------

U.S. TREASURY NOTES-99.86%
2.38%                                 08/31/10    $18,200,000    $ 18,561,156
-----------------------------------------------------------------------------
2.00%                                 09/30/10     18,200,000      18,501,438
-----------------------------------------------------------------------------
1.50%                                 10/31/10     18,500,000      18,690,781
-----------------------------------------------------------------------------
1.25%                                 11/30/10     18,500,000      18,630,078
-----------------------------------------------------------------------------
0.88%                                 12/31/10     18,800,000      18,823,500
-----------------------------------------------------------------------------
0.88%                                 01/31/11     18,600,000      18,611,625
-----------------------------------------------------------------------------
0.88%                                 02/28/11     18,600,000      18,597,094
-----------------------------------------------------------------------------
0.88%                                 03/31/11     18,600,000      18,582,563
-----------------------------------------------------------------------------
0.88%                                 04/30/11     18,700,000      18,667,859
-----------------------------------------------------------------------------
0.88%                                 05/31/11     18,700,000      18,653,250
-----------------------------------------------------------------------------
1.13%                                 06/30/11     18,600,000      18,617,266
-----------------------------------------------------------------------------
1.00%                                 07/31/11     18,800,000      18,758,875
=============================================================================
TOTAL INVESTMENTS-99.86% (Cost
  $222,680,697)                                                   223,695,485
=============================================================================
OTHER ASSETS LESS LIABILITIES-0.14%                                   313,304
=============================================================================
NET ASSETS-100.00%                                               $224,008,789
_____________________________________________________________________________
=============================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM LIMITED MATURITY TREASURY FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2009




ASSETS:

Investments, at value (Cost $222,680,697)                           $223,695,485
--------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                       372,609
--------------------------------------------------------------------------------
  Interest                                                               633,375
--------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans         38,533
--------------------------------------------------------------------------------
Other assets                                                              21,728
================================================================================
     Total assets                                                    224,761,730
________________________________________________________________________________
================================================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                                                 449,545
--------------------------------------------------------------------------------
  Amount due custodian                                                   101,384
--------------------------------------------------------------------------------
  Dividends                                                               13,004
--------------------------------------------------------------------------------
  Accrued fees to affiliates                                              78,560
--------------------------------------------------------------------------------
  Accrued other operating expenses                                        28,879
--------------------------------------------------------------------------------
Trustee deferred compensation and retirement plans                        81,569
================================================================================
     Total liabilities                                                   752,941
================================================================================
Net assets applicable to shares outstanding                         $224,008,789
________________________________________________________________________________
================================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $224,291,113
--------------------------------------------------------------------------------
Undistributed net investment income                                       (2,788)
--------------------------------------------------------------------------------
Undistributed net realized gain (loss)                                (1,294,324)
--------------------------------------------------------------------------------
Unrealized appreciation                                                1,014,788
================================================================================
                                                                    $224,008,789
________________________________________________________________________________
================================================================================



NET ASSETS:

Class A                                                             $ 93,788,669
________________________________________________________________________________
================================================================================
Class A3                                                            $103,492,181
________________________________________________________________________________
================================================================================
Class Y                                                             $  5,240,075
________________________________________________________________________________
================================================================================
Institutional Class                                                 $ 21,487,864
________________________________________________________________________________
================================================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                                                8,962,424
________________________________________________________________________________
================================================================================
Class A3                                                               9,891,660
________________________________________________________________________________
================================================================================
Class Y                                                                  500,939
________________________________________________________________________________
================================================================================
Institutional Class                                                    2,051,896
________________________________________________________________________________
================================================================================
Class A:
  Net asset value per share                                         $      10.46
--------------------------------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $10.46 divided by 99.00%)                  $      10.57
________________________________________________________________________________
================================================================================
Class A3:
  Net asset value and offering price per share                      $      10.46
________________________________________________________________________________
================================================================================
Class Y:
  Net asset value and offering price per share                      $      10.46
________________________________________________________________________________
================================================================================
Institutional Class:
  Net asset value and offering price per share                      $      10.47
________________________________________________________________________________
================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM LIMITED MATURITY TREASURY FUND

STATEMENT OF OPERATIONS

For the year ended July 31, 2009




INVESTMENT INCOME:

Interest                                                                             $4,526,733
===============================================================================================


EXPENSES:

Advisory fees                                                                           481,945
-----------------------------------------------------------------------------------------------
Administrative services fees                                                             83,615
-----------------------------------------------------------------------------------------------
Custodian fees                                                                           10,050
-----------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                               156,197
-----------------------------------------------------------------------------------------------
  Class A3                                                                              275,818
-----------------------------------------------------------------------------------------------
Transfer agent fees -- A, A3 and Y                                                      343,656
-----------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                      8,899
-----------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                26,009
-----------------------------------------------------------------------------------------------
Other                                                                                   147,749
===============================================================================================
     Total expenses                                                                   1,533,938
===============================================================================================
Less: Expenses reimbursed and expense offset arrangement(s)                              (3,344)
===============================================================================================
     Net expenses                                                                     1,530,594
===============================================================================================
Net investment income                                                                 2,996,139
===============================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain from investment securities                                          4,180,385
-----------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investment securities          (135,870)
-----------------------------------------------------------------------------------------------
Net realized and unrealized gain                                                      4,044,515
===============================================================================================
Net increase in net assets resulting from operations                                 $7,040,654
_______________________________________________________________________________________________
===============================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM LIMITED MATURITY TREASURY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2009 and 2008



                                                                                2009            2008
--------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $  2,996,139    $  6,424,850
--------------------------------------------------------------------------------------------------------
  Net realized gain                                                            4,180,385       3,610,710
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                          (135,870)        913,945
========================================================================================================
     Net increase in net assets resulting from operations                      7,040,654      10,949,505
========================================================================================================


DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                                     (1,363,682)     (4,241,157)
--------------------------------------------------------------------------------------------------------
  Class A3                                                                    (1,247,996)     (1,652,030)
--------------------------------------------------------------------------------------------------------
  Class Y                                                                        (66,100)             --
--------------------------------------------------------------------------------------------------------
  Institutional Class                                                           (320,553)       (531,661)
========================================================================================================
     Total distributions from net investment income                           (2,998,331)     (6,424,848)
========================================================================================================


SHARE TRANSACTIONS-NET:

  Class A                                                                    (22,670,227)    (30,884,179)
--------------------------------------------------------------------------------------------------------
  Class A3                                                                    11,865,416      62,758,283
--------------------------------------------------------------------------------------------------------
  Class Y                                                                      5,213,458              --
--------------------------------------------------------------------------------------------------------
  Institutional Class                                                          3,103,587       5,457,024
========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                           (2,487,766)     37,331,128
========================================================================================================
     Net increase in net assets                                                1,554,557      41,855,785
========================================================================================================


NET ASSETS:

  Beginning of year                                                          222,454,232     180,598,447
========================================================================================================
  End of year (includes undistributed net investment income of $(2,788)
     and $(5,141), respectively)                                            $224,008,789    $222,454,232
________________________________________________________________________________________________________
========================================================================================================




NOTES TO FINANCIAL STATEMENTS

July 31, 2009

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Limited Maturity Treasury Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is liquidity with minimum fluctuation of principal value, and consistent with this objective, the highest total return achievable.

  The Fund currently consists of four different classes of shares: Class A, Class A3, Class Y and Institutional Class. As of the close of business on October 30, 2002, Class A shares are closed to new investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class A3, Class Y and Institutional Class shares are sold at net asset value.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.

        Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining

12        AIM LIMITED MATURITY TREASURY FUND
      fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period end date and before the date the financial statements are released to print, which is generally 45 days from the period end date.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $500 million                                           0.20%
-------------------------------------------------------------------
Over $500 million                                            0.175%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).


13        AIM LIMITED MATURITY TREASURY FUND

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended July 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $341.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agency fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class A3, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A and Class A3 shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.15% of the Fund's average daily net assets of Class A shares and 0.25% of the average daily net assets of Class A3 shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended July 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2009, IADI advised the Fund that IADI retained $2,186 in front-end sales commissions from the sale of Class A shares and $3,674 from Class A3 shares for CDSC imposed upon redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--ADDITIONAL VALUATION INFORMATION

Generally Accepted Accounting Principles (GAAP) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs.
             Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  The following is a summary of the tiered valuation input levels, as of the end of the reporting period, July 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                                                   LEVEL 1        LEVEL 2       LEVEL 3         TOTAL
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities                                             $--       $223,695,485       $--       $223,695,485
________________________________________________________________________________________________________________________
========================================================================================================================



NOTE 4--EXPENSE OFFSET ARRANGEMENT(S)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $3,003.

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to

14        AIM LIMITED MATURITY TREASURY FUND

Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended July 31, 2009, the Fund paid legal fees of $3,743 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--CASH BALANCES

The Fund may borrow for leveraging in an amount up to 5% of the Fund's total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund's total assets.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED JULY 31, 2009 AND 2008:

                                                                                 2009           2008
-------------------------------------------------------------------------------------------------------
Ordinary income                                                               $2,998,331     $6,424,848
_______________________________________________________________________________________________________
=======================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2009
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $     86,248
------------------------------------------------------------------------------------------------
Net unrealized appreciation -- investments                                               984,939
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (89,036)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                             (1,264,475)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        224,291,113
================================================================================================
Total net assets                                                                    $224,008,789
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund utilized $4,166,811 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of July 31, 2009 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
July 31, 2015                                                                       $1,264,475
_______________________________________________________________________________________________
===============================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of long-term U.S. government obligations purchased and sold by the Fund during the year ended July 31, 2009 was $377,657,594 and $378,654,069, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                           $1,014,860
-----------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                            (29,921)
===============================================================================================
Net unrealized appreciation of investment securities                                 $  984,939
_______________________________________________________________________________________________
===============================================================================================
Cost of investments for tax purposes is $222,710,546.




15        AIM LIMITED MATURITY TREASURY FUND

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of proxy costs, on July 31, 2009, undistributed net investment income was increased by $4,545 and shares of beneficial interest decreased by $4,545. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED JULY 31,
                                                            -------------------------------------------------------------
                                                                       2009(a)                            2008
                                                            -----------------------------     ---------------------------
                                                               SHARES           AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       922,716     $   9,642,872      1,286,351     $ 13,181,488
-------------------------------------------------------------------------------------------------------------------------
  Class A3                                                   16,127,911       168,243,643      8,506,899       87,066,227
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                  1,494,241        15,623,237             --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         1,276,076        13,352,584      1,312,346       13,465,832
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       115,877         1,207,517        364,238        3,726,164
-------------------------------------------------------------------------------------------------------------------------
  Class A3                                                      108,820         1,135,946        148,355        1,522,955
-------------------------------------------------------------------------------------------------------------------------
  Class Y                                                         3,693            38,675             --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            28,735           300,059         49,323          505,716
=========================================================================================================================
Reacquired:
  Class A(b)                                                 (3,209,139)      (33,520,616)    (4,656,768)     (47,791,831)
-------------------------------------------------------------------------------------------------------------------------
  Class A3(b)                                               (15,115,014)     (157,514,173)    (2,520,889)     (25,830,899)
-------------------------------------------------------------------------------------------------------------------------
  Class Y                                                      (996,995)      (10,448,454)            --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                        (1,009,045)      (10,549,056)      (834,375)      (8,514,524)
=========================================================================================================================
     Net increase (decrease) in share activity                 (252,124)    $  (2,487,766)     3,655,480     $ 37,331,128
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 15% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Class A3 shares into Class Y shares of the Fund:

     CLASS                                                                       SHARES          AMOUNT
     ----------------------------------------------------------------------------------------------------
     Class Y                                                                     437,219      $ 4,542,706
     ----------------------------------------------------------------------------------------------------
     Class A                                                                    (404,845)      (4,206,339)
     ----------------------------------------------------------------------------------------------------
     Class A3                                                                    (32,374)        (336,367)
     ____________________________________________________________________________________________________
     ====================================================================================================





16        AIM LIMITED MATURITY TREASURY FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET              ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,       NET         (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD    INCOME     UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 07/31/09          $10.27      $0.13(c)     $ 0.19        $0.32      $(0.13)       $   --         $(0.13)      $10.46
Year ended 07/31/08           10.03       0.33(c)       0.24         0.57       (0.33)           --          (0.33)       10.27
Year ended 07/31/07           10.00       0.41          0.03         0.44       (0.41)           --          (0.41)       10.03
Year ended 07/31/06           10.10       0.33         (0.10)        0.23       (0.33)           --          (0.33)       10.00
Year ended 07/31/05           10.25       0.20(c)      (0.13)        0.07       (0.20)        (0.02)         (0.22)       10.10
---------------------------------------------------------------------------------------------------------------------------------
CLASS A3
Year ended 07/31/09           10.27       0.12(c)       0.19         0.31       (0.12)           --          (0.12)       10.46
Year ended 07/31/08           10.03       0.32(c)       0.24         0.56       (0.32)           --          (0.32)       10.27
Year ended 07/31/07           10.00       0.40          0.03         0.43       (0.40)           --          (0.40)       10.03
Year ended 07/31/06           10.09       0.32         (0.09)        0.23       (0.32)           --          (0.32)       10.00
Year ended 07/31/05           10.25       0.18(c)      (0.14)        0.04       (0.18)        (0.02)         (0.20)       10.09
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 07/31/09(e)        10.39       0.12(c)       0.06         0.18       (0.11)           --          (0.11)       10.46
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 07/31/09           10.28       0.16(c)       0.19         0.35       (0.16)           --          (0.16)       10.47
Year ended 07/31/08           10.04       0.35(c)       0.24         0.59       (0.35)           --          (0.35)       10.28
Year ended 07/31/07           10.00       0.44          0.04         0.48       (0.44)           --          (0.44)       10.04
Year ended 07/31/06           10.10       0.36         (0.10)        0.26       (0.36)           --          (0.36)       10.00
Year ended 07/31/05           10.25       0.23(c)      (0.13)        0.10       (0.23)        (0.02)         (0.25)       10.10
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                                          RATIO OF          RATIO OF
                                                          EXPENSES          EXPENSES
                                                         TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                         NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                        NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS        INCOME
                             TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE     PORTFOLIO
                           RETURN(a)  (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS    TURNOVER(b)
--------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 07/31/09           3.16%      $ 93,789           0.62%(d)          0.62%(d)        1.26%(d)       157%
Year ended 07/31/08           5.76        114,347           0.61              0.61            3.19           126
Year ended 07/31/07           4.47        141,832           0.67              0.67            4.08           107
Year ended 07/31/06           2.31        178,347           0.66              0.66            3.26           103
Year ended 07/31/05           0.68        241,553           0.60              0.61            1.96           142
--------------------------------------------------------------------------------------------------------------------
CLASS A3
Year ended 07/31/09           3.06        103,492           0.72(d)           0.72(d)         1.16(d)        157
Year ended 07/31/08           5.65         90,058           0.71              0.71            3.10           126
Year ended 07/31/07           4.37         26,431           0.77              0.77            3.98           107
Year ended 07/31/06           2.31         33,476           0.76              0.76            3.16           103
Year ended 07/31/05           0.39         40,524           0.79              0.80            1.77           142
--------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 07/31/09(e)        1.71          5,240           0.47(d)(f)        0.47(d)(f)      1.41(d)(f)     157
--------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 07/31/09           3.43         21,488           0.35(d)           0.35(d)         1.53(d)        157
Year ended 07/31/08           6.02         18,049           0.36              0.36            3.45           126
Year ended 07/31/07           4.88         12,335           0.36              0.36            4.38           107
Year ended 07/31/06           2.63         14,389           0.35              0.35            3.57           103
Year ended 07/31/05           0.93         11,412           0.31              0.32            2.25           142
____________________________________________________________________________________________________________________
====================================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)  Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $104,132, $110,327, $6,514 and $21,178 for Class A, Class A3, Class Y and Institutional Class shares, respectively.
(e)  Commencement date of October 3, 2008.
(f)  Annualized.


17        AIM LIMITED MATURITY TREASURY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Investment Securities Funds and Shareholders of AIM Limited Maturity Treasury Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Limited Maturity Treasury Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009, by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

September 18, 2009
Houston, Texas



18        AIM LIMITED MATURITY TREASURY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2009 through July 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (02/01/09)   (07/31/09)(1)   PERIOD(2)     (07/31/09)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
    Class A         $1,000.00      $1,001.60       $3.08       $1,021.72       $3.11        0.62%
---------------------------------------------------------------------------------------------------
    Class A3         1,000.00       1,001.10        3.57        1,021.22        3.61        0.72
---------------------------------------------------------------------------------------------------
    Class Y          1,000.00       1,002.40        2.33        1,022.46        2.36        0.47
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2009 through July 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.


19        AIM LIMITED MATURITY TREASURY FUND

Supplement to Annual Report dated 7/31/09

AIM LIMITED MATURITY TREASURY FUND

INSTITUTIONAL CLASS SHARES                   ==========================================      Please note that past performance is
                                                                                          not indicative of future results. More
The following information has been           AVERAGE ANNUAL TOTAL RETURNS                 recent returns may be more or less than
prepared to provide Institutional Class      For periods ended 7/31/09                    those shown. All returns assume
shareholders with a performance overview                                                  reinvestment of distributions at NAV.
specific to their holdings. Institutional    Inception (7/13/87)                   5.39%  Investment return and principal value will
Class shares are offered exclusively to      10 Years                              4.07   fluctuate so your shares, when redeemed,
institutional investors, including defined    5 Years                              3.56   may be worth more or less than their
contribution plans that meet certain          1 Year                               3.43   original cost. See full report for
criteria.                                                                                 information on comparative benchmarks.
                                             ==========================================   Please consult your Fund prospectus for
                                                                                          more information. For the most current
                                             ==========================================   month-end performance, please call
                                                                                          800 451 4246 or visit invescoaim.com.
                                             AVERAGE ANNUAL TOTAL RETURNS
                                             For periods ended 6/30/09, the most recent
                                             calendar quarter-end

                                             Inception (7/13/87)                   5.41%
                                             10 Years                              4.09
                                              5 Years                              3.61
                                              1 Year                               3.78

                                             ==========================================

                                             Institutional Class shares have no sales
                                             charge; therefore, performance is at net
                                             asset value (NAV). Performance of
                                             Institutional Class shares will differ
                                             from performance of other share classes
                                             primarily due to differing sales charges
                                             and class expenses.

                                                The total annual Fund operating expense
                                             ratio set forth in the most recent Fund
                                             prospectus as of the date of this
                                             supplement for Institutional Class shares
                                             was 0.36%. The expense ratio presented
                                             above may vary from the expense ratios
                                             presented in other sections of the actual
                                             report that are based on expenses incurred
                                             during the period covered by the report.

                                                Had the advisor not waived fees and/or
                                             reimbursed expenses in the past,
                                             performance would have been lower.

==========================================
NASDAQ SYMBOL                        ALMIX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY -- NOT FOR USE WITH THE PUBLIC

THIS MATERIAL IS FOR INSTITUTIONAL INVESTOR USE ONLY AND MAY NOT BE QUOTED, REPRODUCED,
SHOWN TO THE PUBLIC OR USED IN WRITTEN FORM AS SALES LITERATURE FOR PUBLIC USE.

                                                                                                                  [INVESCO AIM LOGO]
                                                                                                                   --SERVICE MARK--

invescoaim.com   LTD-INS-1   Invesco Aim Distributors, Inc.

Supplement to Annual Report dated 7/31/09

AIM LIMITED MATURITY TREASURY FUND

   Past performance cannot guarantee         shown in the chart in the annual report is   vertical axis, the one that indicates the
comparable future results.                   that of the Fund's Class A shares. The       dollar value of an investment, is
                                             performance of the Fund's other share        constructed with each segment representing
   The data shown in the chart above         classes will differ primarily due to         a percent change in the value of the
includes reinvested distributions, Fund      different sales charge structures and        investment. In this chart, each segment
expenses and management fees. Index          class expenses, and may be greater than or   represents a doubling, or 100% change, in
results include reinvested dividends.        less than the performance of the Fund's      the value of the investment. In other
Performance of an index of funds reflects    Institutional Class shares shown in the      words, the space between $5,000 and
fund expenses and management fees;           chart above.                                 $10,000 is the same size as the space
performance of a market index does not.                                                   between $10,000 and $20,000, and so on.
Performance shown in the chart and              This chart, which is a logarithmic
table(s) does not reflect deduction of       chart, presents the fluctuations in the
taxes a shareholder would pay on Fund        value of the Fund and its indexes. We
distributions or sale of Fund shares.        believe that a logarithmic chart is more
                                             effective than other types of charts in
   The performance data shown in the chart   illustrating changes in value during the
above is that of the Fund's institutional    early years shown in the chart. The
share class. The performance data

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY -- NOT FOR USE WITH THE PUBLIC

THIS MATERIAL IS FOR INSTITUTIONAL INVESTOR USE ONLY AND MAY NOT BE QUOTED, REPRODUCED,
SHOWN TO THE PUBLIC OR USED IN WRITTEN FORM AS SALES LITERATURE FOR PUBLIC USE.

                                                                                                                  [INVESCO AIM LOGO]
                                                                                                                   --SERVICE MARK--

invescoaim.com   LTD-INS-1   Invesco Aim Distributors, Inc.

                                   AIM LIMITED MATURITY TREASURY FUND - INSTITUTIONAL CLASS SHARES

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- INSTITUTIONAL CLASS SHARES SINCE INCEPTION

Index data from 6/30/87, Fund data from 7/13/87

                 AIM
          Limited Maturity
           Treasury Fund-    Barclays Capital    Lipper Short U.S.
            Institutional     U.S. Aggregate       Treasury Funds
  Date      Class Shares         Index(1)       Category Average(1)

6/30/87                           $10000               $10000
   7/87        $10005               9992                10035
   8/87         10024               9939                10037
   9/87          9992               9727                 9983
  10/87         10187              10074                10195
  11/87         10228              10154                10242
  12/87         10281              10293                10307
   1/88         10406              10654                10458
   2/88         10476              10781                10537
   3/88         10509              10680                10555
   4/88         10521              10622                10562
   5/88         10524              10551                10550
   6/88         10621              10805                10662
   7/88         10635              10749                10672
   8/88         10660              10777                10688
   9/88         10776              11021                10816
  10/88         10875              11228                10918
  11/88         10860              11092                10893
  12/88         10896              11104                10922
   1/89         10980              11264                11003
   2/89         11000              11182                11011
   3/89         11049              11231                11060
   4/89         11200              11466                11239
   5/89         11332              11767                11388
   6/89         11496              12125                11587
   7/89         11641              12383                11761
   8/89         11607              12200                11691
   9/89         11676              12262                11757
  10/89         11831              12564                11932
  11/89         11923              12684                12026
  12/89         11970              12718                12072
   1/90         11991              12567                12070
   2/90         12052              12607                12126
   3/90         12098              12617                12165
   4/90         12128              12501                12183
   5/90         12300              12871                12366
   6/90         12418              13078                12495
   7/90         12552              13259                12636
   8/90         12597              13081                12667
   9/90         12690              13190                12765
  10/90         12825              13357                12904
  11/90         12932              13645                13035
  12/90         13069              13857                13180
   1/91         13179              14029                13290
   2/91         13256              14148                13365
   3/91         13339              14244                13447
   4/91         13461              14400                13567
   5/91         13529              14484                13639
   6/91         13594              14477                13691
   7/91         13703              14678                13808
   8/91         13866              14995                13991

====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   9/91         13999              15299                14143
  10/91         14133              15469                14285
  11/91         14266              15611                14421
  12/91         14456              16075                14651
   1/92         14446              15856                14606
   2/92         14494              15959                14649
   3/92         14523              15869                14643
   4/92         14649              15984                14774
   5/92         14747              16286                14914
   6/92         14886              16510                15072
   7/92         15024              16847                15253
   8/92         15132              17017                15394
   9/92         15267              17219                15551
  10/92         15194              16991                15431
  11/92         15177              16997                15399
  12/92         15304              17265                15552
   1/93         15439              17596                15739
   2/93         15536              17904                15885
   3/93         15578              17978                15929
   4/93         15663              18104                16029
   5/93         15625              18127                15982
   6/93         15722              18455                16100
   7/93         15758              18559                16126
   8/93         15871              18885                16261
   9/93         15922              18937                16312
  10/93         15943              19007                16334
  11/93         15962              18846                16338
  12/93         16021              18948                16396
   1/94         16120              19204                16494
   2/94         16040              18870                16395
   3/94         15997              18405                16314
   4/94         15953              18258                16259
   5/94         15961              18255                16273
   6/94         16017              18215                16320
   7/94         16142              18577                16456
   8/94         16189              18600                16507
   9/94         16171              18326                16471
  10/94         16224              18310                16509
  11/94         16164              18269                16449
  12/94         16192              18395                16485
   1/95         16406              18759                16697
   2/95         16583              19205                16904
   3/95         16671              19323                16992
   4/95         16807              19593                17131
   5/95         17049              20351                17399
   6/95         17138              20500                17491
   7/95         17212              20455                17538
   8/95         17303              20702                17635
   9/95         17374              20903                17716
  10/95         17516              21175                17857
  11/95         17637              21492                18003
  12/95         17761              21794                18130
   1/96         17899              21938                18267
   2/96         17855              21557                18200
   3/96         17865              21407                18184
   4/96         17892              21287                18185
   5/96         17939              21244                18216
   6/96         18055              21529                18341
   7/96         18120              21588                18403
   8/96         18185              21552                18448
   9/96         18322              21927                18608
  10/96         18518              22413                18813
  11/96         18620              22797                18948
  12/96         18651              22585                18940
   1/97         18739              22654                19020
   2/97         18782              22710                19046
   3/97         18778              22459                18991

====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   4/97         18923              22795                19164
   5/97         19053              23010                19294
   6/97         19162              23283                19430
   7/97         19350              23911                19694
   8/97         19365              23707                19665
   9/97         19513              24057                19831
  10/97         19626              24406                19984
  11/97         19677              24518                20033
  12/97         19809              24765                20164
   1/98         19981              25083                20370
   2/98         19987              25064                20360
   3/98         20081              25150                20429
   4/98         20171              25282                20525
   5/98         20264              25522                20639
   6/98         20353              25738                20745
   7/98         20445              25793                20830
   8/98         20678              26213                21114
   9/98         20907              26826                21455
  10/98         21016              26684                21518
  11/98         20976              26836                21480
  12/98         21062              26917                21557
   1/99         21127              27109                21623
   2/99         21060              26635                21464
   3/99         21186              26783                21594
   4/99         21248              26868                21652
   5/99         21248              26633                21592
   6/99         21309              26548                21619
   7/99         21375              26435                21665
   8/99         21442              26421                21714
   9/99         21549              26728                21852
  10/99         21596              26827                21899
  11/99         21642              26825                21934
  12/99         21670              26695                21926
   1/00         21680              26608                21914
   2/00         21819              26930                22046
   3/00         21944              27285                22208
   4/00         21981              27206                22248
   5/00         22067              27194                22319
   6/00         22285              27760                22556
   7/00         22397              28012                22681
   8/00         22553              28418                22867
   9/00         22707              28596                23025
  10/00         22797              28786                23146
  11/00         23003              29256                23389
  12/00         23230              29799                23662
   1/01         23505              30286                23914
   2/01         23653              30550                24087
   3/01         23854              30703                24250
   4/01         23909              30576                24265
   5/01         24057              30760                24375
   6/01         24105              30877                24438
   7/01         24365              31567                24740
   8/01         24497              31928                24898
   9/01         24859              32301                25249
  10/01         25056              32976                25494
  11/01         25056              32522                25359
  12/01         25031              32315                25300
   1/02         25101              32577                25370
   2/02         25161              32893                25505
   3/02         25058              32345                25281
   4/02         25291              32973                25590
   5/02         25379              33253                25719
   6/02         25562              33540                25925
   7/02         25841              33945                26253
   8/02         25898              34518                26412
   9/02         26074              35077                26679
  10/02         26152              34917                26696

====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

  11/02         26079              34908                26573
  12/02         26287              35629                26871
   1/03         26285              35660                26842
   2/03         26377              36153                26994
   3/03         26422              36125                27040
   4/03         26461              36423                27080
   5/03         26525              37102                27255
   6/03         26583              37029                27262
   7/03         26463              35784                27047
   8/03         26469              36021                27045
   9/03         26675              36975                27308
  10/03         26603              36630                27201
  11/03         26582              36718                27175
  12/03         26715              37091                27313
   1/04         26744              37390                27364
   2/04         26851              37795                27492
   3/04         26907              38078                27567
   4/04         26679              37087                27285
   5/04         26657              36938                27245
   6/04         26639              37147                27247
   7/04         26727              37515                27327
   8/04         26868              38231                27504
   9/04         26855              38335                27492
  10/04         26922              38656                27567
  11/04         26809              38348                27437
  12/04         26838              38701                27492
   1/05         26836              38944                27488
   2/05         26779              38714                27424
   3/05         26782              38515                27419
   4/05         26892              39036                27559
   5/05         26981              39459                27660
   6/05         27043              39674                27712
   7/05         26975              39313                27625
   8/05         27123              39817                27795
   9/05         27058              39406                27722
  10/05         27077              39095                27708
  11/05         27153              39267                27787
  12/05         27232              39641                27885
   1/06         27286              39643                27914
   2/06         27308              39775                27930
   3/06         27344              39384                27946
   4/06         27431              39313                28021
   5/06         27470              39271                28053
   6/06         27535              39354                28105
   7/06         27690              39886                28298
   8/06         27872              40497                28493
   9/06         27998              40853                28636
  10/06         28101              41123                28746
  11/06         28231              41600                28891
  12/06         28250              41359                28876
   1/07         28330              41342                28931
   2/07         28511              41979                29158
   3/07         28619              41980                29256
   4/07         28694              42207                29363
   5/07         28685              41887                29310
   6/07         28817              41763                29407
   7/07         29039              42111                29674
   8/07         29289              42627                29966
   9/07         29476              42951                30144
  10/07         29579              43337                30259
  11/07         30029              44116                30759
  12/07         30068              44240                30833
   1/08         30543              44983                31339
   2/08         30833              45045                31630
   3/08         30886              45199                31712
   4/08         30663              45105                31443
   5/08         30590              44774                31308

====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   6/08         30657              44738                31399
   7/08         30783              44701                31528
   8/08         30875              45126                31689
   9/08         31113              44519                31895
  10/08         31315              43469                32105
  11/08         31662              44883                32529
  12/08         31824              46558                32818
   1/09         31741              46147                32697
   2/09         31684              45973                32645
   3/09         31811              46612                32867
   4/09         31814              46835                32804
   5/09         31846              47175                32844
   6/09         31811              47443                32788
   7/09         31841              48208                32834

====================================================================================================================================

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2009 through July 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (02/01/09)   (07/31/09)(1)   PERIOD(2)     (07/31/09)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00      $1,003.00       $1.79       $1,023.01       $1.81        0.36%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2009 through July 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.


AIM LIMITED MATURITY TREASURY FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees (the Board) of AIM     mance, investment objective(s), policies,    provided at their meetings throughout the
Investment Securities Funds is required      strategies and limitations of these funds.   year as part of their ongoing oversight of
under the Investment Company Act of 1940                                                  the Fund, and did not identify any
to approve annually the renewal of the AIM      In addition to their meetings             particular factor that was controlling.
Limited Maturity Treasury Fund (the Fund)    throughout the year, the Sub-Committees      Each Trustee may have evaluated the
investment advisory agreement with Invesco   meet at designated contract renewal          information provided differently from
Aim Advisors, Inc. (Invesco Aim) and the     meetings each year to conduct an in-depth    another Trustee and attributed different
Master Intergroup Sub-Advisory Contract      review of the performance, fees, expenses,   weight to the various factors. The
for Mutual Funds (the sub-advisory           and other matters related to their           Trustees recognized that the advisory
contracts) with Invesco Asset Management     assigned funds. During the contract          arrangements and resulting advisory fees
Deutschland GmbH, Invesco Asset Management   renewal process, the Trustees receive        for the Fund and the other AIM Funds are
Limited, Invesco Asset Management (Japan)    comparative performance and fee data         the result of years of review and
Limited, Invesco Australia Limited,          regarding the AIM Funds prepared by an       negotiation between the Trustees and
Invesco Global Asset Management (N.A.),      independent company, Lipper, Inc.            Invesco Aim, that the Trustees may focus
Inc., Invesco Hong Kong Limited, Invesco     (Lipper), under the direction and            to a greater extent on certain aspects of
Institutional (N.A.), Inc., Invesco Senior   supervision of the Senior Officer who also   these arrangements in some years than in
Secured Management, Inc. and Invesco         prepares a separate analysis of this         others, and that the Trustees'
Trimark Ltd. (collectively, the Affiliated   information for the Trustees. Each           deliberations and conclusions in a
Sub-Advisers). During contract renewal       Sub-Committee then makes recommendations     particular year may be based in part on
meetings held on June 16-17, 2009, the       to the Investments Committee regarding the   their deliberations and conclusions
Board as a whole, and the disinterested or   fees and expenses of their assigned funds.   regarding these same arrangements
"independent" Trustees voting separately,    The Investments Committee considers each     throughout the year and in prior years.
approved the continuance of the Fund's       Sub-Committee's recommendations and makes
investment advisory agreement and the        its own recommendations regarding the fees      The discussion below serves as a
sub-advisory contracts for another year,     and expenses of the AIM Funds to the full    summary of the Senior Officer's
effective July 1, 2009. In doing so, the     Board. The Investments Committee also        independent written evaluation with
Board determined that the Fund's             considers each Sub-Committee's               respect to the Fund's investment advisory
investment advisory agreement and the        recommendations in making its annual         agreement as well as a discussion of the
sub-advisory contracts are in the best       recommendation to the Board whether to       material factors and related conclusions
interests of the Fund and its shareholders   approve the continuance of each AIM Fund's   that formed the basis for the Board's
and that the compensation to Invesco Aim     investment advisory agreement and            approval of the Fund's investment advisory
and the Affiliated Sub-Advisers under the    sub-advisory contracts for another year.     agreement and sub-advisory contracts.
Fund's investment advisory agreement and                                                  Unless otherwise stated, information set
sub-advisory contracts is fair and              The independent Trustees met separately   forth below is as of June 17, 2009, and
reasonable.                                  during their evaluation of the Fund's        does not reflect any changes that may have
                                             investment advisory agreement and            occurred since that date, including but
THE BOARD'S FUND EVALUATION PROCESS          sub-advisory contracts with independent      not limited to changes to the Fund's
                                             legal counsel. The independent Trustees      performance, advisory fees, expense
The Board's Investments Committee has        were also assisted in their annual           limitations and/or fee waivers.
established three Sub-Committees that are    evaluation of the Fund's investment
responsible for overseeing the management    advisory agreement by the Senior Officer.    FACTORS AND CONCLUSIONS AND SUMMARY OF
of a number of the series portfolios of      One responsibility of the Senior Officer     INDEPENDENT WRITTEN FEE EVALUATION
the AIM Funds. This Sub-Committee            is to manage the process by which the AIM
structure permits the Trustees to focus on   Funds' proposed management fees are           A. Nature, Extent and Quality of Services
the performance of the AIM Funds that have   negotiated during the annual contract            Provided by Invesco Aim
been assigned to them. The Sub-Committees    renewal process to ensure that they are
meet throughout the year to review the       negotiated in a manner that is at arms'      The Board reviewed the advisory services
performance of their assigned funds, and     length and reasonable. Accordingly, the      provided to the Fund by Invesco Aim under
the Sub-Committees review monthly and        Senior Officer must either supervise a       the Fund's investment advisory agreement,
quarterly comparative performance            competitive bidding process or prepare an    the performance of Invesco Aim in
information and periodic asset flow data     independent written evaluation. The Senior   providing these services, and the
for their assigned funds. These materials    Officer recommended that an independent      credentials and experience of the officers
are prepared under the direction and         written evaluation be provided and, at the   and employees of Invesco Aim who provide
supervision of the independent Senior        direction of the Board, prepared an          these services. The Board's review of the
Officer, an officer of the AIM Funds who     independent written evaluation.              qualifications of Invesco Aim to provide
reports directly to the independent                                                       these services included the Board's
Trustees. Over the course of each year,         During the annual contract renewal        consideration of Invesco Aim's portfolio
the sub-Committees meet with portfolio       process, the Board considered the factors    and product review process, various back
managers for their assigned funds and        discussed below in evaluating the fairness   office support functions provided by
other members of management and review       and reasonableness of the Fund's             Invesco Aim and its affiliates, and
with these individuals the perfor-           investment advisory agreement and            Invesco Aim's equity and fixed income
                                             sub-advisory contracts. The Board            trading operations. The Board concluded
                                             considered all of the information provided   that the nature, extent and quality of the
                                             to them, including information               advisory services provided to the Fund by
                                                                                          Invesco Aim are

                                                                                                                           continued


20   AIM LIMITED MATURITY TREASURY FUND

appropriate and that Invesco Aim currently   concluded that the sub-advisory contracts    Lipper in determining contractual fee
is providing satisfactory advisory           benefit the Fund and its shareholders by     rates, which includes using audited
services in accordance with the terms of     permitting Invesco Aim to utilize the        financial data from the most recent annual
the Fund's investment advisory agreement.    additional resources and talent of the       report of each fund in the expense group
In addition, based on their ongoing          Affiliated Sub-Advisers in managing the      that was publicly available as of the end
meetings throughout the year with the        Fund.                                        of the past calendar year. The Board noted
Fund's portfolio manager or managers, the                                                 that some comparative data did not reflect
Board concluded that these individuals are    C. Fund Performance                         the market downturn that occurred in the
competent and able to continue to carry                                                   fourth quarter of 2008.
out their responsibilities under the         The Board considered Fund performance as a
Fund's investment advisory agreement.        relevant factor in considering whether to       The Board compared the Fund's
                                             approve the investment advisory agreement    sub-advisory fee rate to the effective fee
   In determining whether to continue the    as well as the sub-advisory contracts for    rate (the advisory fee after any advisory
Fund's investment advisory agreement, the    the Fund, as Invesco Institutional           fee waivers and before any expense
Board considered the prior relationship      currently manages assets of the Fund.        limitations/waivers) of three separately
between Invesco Aim and the Fund, as well                                                 managed accounts/wrap accounts advised by
as the Board's knowledge of Invesco Aim's       The Board compared the Fund's             Invesco Institutional. The Board noted
operations, and concluded that it is         performance during the past one, three and   that the Fund's sub-advisory fee rate was
beneficial to maintain the current           five calendar years to the performance of    above the rate for one separately managed
relationship, in part, because of such       all funds in the Lipper performance          account/wrap account advised by invesco
knowledge. The Board also considered the     universe that are not managed by Invesco     Institutional and below the rate for the
steps that Invesco Aim and its affiliates    Aim or an Affiliated Sub-Adviser, and        other separately managed accounts/wrap
continue to take to improve the quality      against the Barclay 1-2 Year Government      accounts. The Board considered that
and efficiency of the services they          Bond Index. The Board noted that the         management of the separately managed
provide to the AIM Funds in the areas of     Fund's performance was in the fourth         accounts/ wrap accounts by Invesco
investment performance, product line         quintile of its performance universe for     Institutional involves different levels of
diversification, distribution, fund          the three and five year periods, and the     services and different operational and
operations, shareholder services and         fifth quintile for the one year period       regulatory requirements than Invesco Aim's
compliance. The Board concluded that the     (the first quintile being the best           and Invesco Institutional management of
quality and efficiency of the services       performing funds and the fifth quintile      the Fund. The Board concluded that these
Invesco Aim and its affiliates provide to    being the worst performing funds). The       differences are appropriately reflected in
the AIM Funds in each of these areas         Board noted that the Fund's performance      the fee structure for the Fund.
support the Board's approval of the          was above the Index for the one, three and
continuance of the Fund's investment         five year periods. Invesco Aim advised the      The Board noted that Invesco Aim has
advisory agreement.                          Board that the lead manager had been         agreed to reduce the per account transfer
                                             changed in early 2009 and the investment     agent fee for all the retail funds,
 B. Nature, Extent and Quality of Services   objective was modified in 2008 to remove     including the Fund, effective July 1,
    Provided by Affiliated Sub-Advisers      the laddered portfolio approach. Although    2009.
                                             the independent written evaluation of the
The Board reviewed the services provided     Fund's Senior Officer only considered Fund      The Board also considered the services
by the Affiliated Sub-Advisers under the     performance through the most recent          provided by the Affiliated Sub-Advisers
sub-advisory contracts and the credentials   calendar year, the Board also reviewed       pursuant to the sub-advisory contracts and
and experience of the officers and           more recent Fund performance and this        the services provided by Invesco Aim
employees of the Affiliated Sub-Advisers     review did not change their conclusions.     pursuant to the Fund's advisory agreement,
who provide these services. The Board        The Board noted that, in response to the     as well as the allocation of fees between
concluded that the nature, extent and        Board's focus on fund performance, Invesco   Invesco Aim and the Affiliated
quality of the services provided by the      Aim has taken a number of actions intended   Sub-Advisers pursuant to the sub-advisory
Affiliated Sub-Advisers are appropriate.     to improve the investment process for the    contracts. The Board noted that the
The Board noted that the Affiliated          funds.                                       sub-advisory fees have no direct effect on
Sub-Advisers, which have offices and                                                      the Fund or its shareholders, as they are
personnel that are geographically             D. Advisory and Sub-Advisory Fees and Fee   paid by Invesco Aim to the Affiliated
dispersed in financial centers around the        Waivers                                  Sub-Advisers, and that Invesco Aim and the
world, can provide research and other                                                     Affiliated Sub-Advisers are affiliates.
information and make recommendations on      The Board compared the Fund's contractual
the markets and economies of various         advisory fee rate to the contractual            After taking account of the Fund's
countries and securities of companies        advisory fee rates of funds in the Fund's    contractual advisory fee rate, the
located in such countries or on various      Lipper expense group that are not managed    contractual sub-advisory fee rate, the
types of investments and investment          by Invesco Aim or an Affiliated              comparative advisory fee information
techniques. The Board noted that             Sub-Adviser, at a common asset level. The    discussed above and other relevant
investment decisions for the Fund are made   Board noted that the Fund's contractual      factors, the Board concluded that the
by Invesco Institutional (N.A.), Inc.        advisory fee rate was below the median       Fund's advisory and sub-advisory fees are
(Invesco Institutional). The Board           contractual advisory fee rate of funds in    fair and reasonable.
                                             its expense group. The Board also reviewed
                                             the methodology used by.                        E. Economies of Scale and Breakpoints

                                                                                          The Board considered the extent to which
                                                                                          there are economies of scale in the

                                                                                                                           continued


21   AIM LIMITED MATURITY TREASURY FUND

provision of advisory services to the        advisory contracts, and concluded that       Aim receives from the affiliated money
Fund. The Board also considered whether      each Affiliated Sub-Adviser has the          market funds with respect to the Fund's
the Fund benefits from such economies of     financial resources necessary to fulfill     investment in the affiliated money market
scale through contractual breakpoints in     these obligations.                           funds of uninvested cash, but not cash
the Fund's advisory fee schedule. The                                                     collateral. The Board concluded that the
Board noted that the Fund's contractual       G. Collateral Benefits to Invesco Aim and   Fund's investment of uninvested cash and
advisory fee schedule includes one               its Affiliates                           cash collateral from any securities
breakpoint but that, due to the Fund's                                                    lending arrangements in the affiliated
asset level at the end of the past           The Board considered various other           money market funds is in the best
calendar year, the Fund is not currently     benefits received by Invesco Aim and its     interests of the Fund and its
benefiting from the breakpoint. Based on     affiliates resulting from Invesco Aim's      shareholders.
this information, the Board concluded that   relationship with the Fund, including the
the Fund's advisory fees would reflect       fees received by Invesco Aim and its
economies of scale at higher asset levels.   affiliates for their provision of
The Board also noted that the Fund shares    administrative, transfer agency and
directly in economies of scale through       distribution services to the Fund. The
lower fees charged by third party service    Board considered the performance of
providers based on the combined size of      Invesco Aim and its affiliates in
all of the AIM Funds and affiliates.         providing these services and the
                                             organizational structure employed by
 F. Profitability and Financial Resources    Invesco Aim and its affiliates to provide
                                             these services. The Board also considered
The Board reviewed information from          that these services are provided to the
Invesco Aim concerning the costs of the      Fund pursuant to written contracts that
advisory and other services that Invesco     are reviewed and approved on an annual
Aim and its affiliates provide to the Fund   basis by the Board. The Board concluded
and the profitability of Invesco Aim and     that Invesco Aim and its affiliates are
its affiliates in providing these            providing these services in a satisfactory
services. The Board also reviewed            manner and in accordance with the terms of
information concerning the financial         their contracts, and are qualified to
condition of Invesco Aim and its             continue to provide these services to the
affiliates. The Board reviewed with          Fund.
Invesco Aim the methodology used to
prepare the profitability information. The      The Board considered the benefits
Board considered the overall profitability   realized by Invesco Aim and the Affiliated
of Invesco Ltd., the ultimate parent of      Sub-Advisers as a result of portfolio
Invesco Aim and the Affiliated               brokerage transactions executed through
Sub-Advisers, and of Invesco Aim, as well    "soft dollar" arrangements. The Board
as the profitability of Invesco Aim in       noted that soft dollar arrangements shift
connection with managing the Fund. The       the payment obligation for research and
Board noted that Invesco Aim continues to    execution services from Invesco Aim and
operate at a net profit, although the        the Affiliated Sub-Advisers to the funds
reduction of assets under management as a    and therefore may reduce Invesco Aim's and
result of market movements and the           the Affiliated Sub-Advisers' expenses. The
increase in voluntary fee waivers for        Board concluded that Invesco Aim's and the
affiliated money market funds have reduced   Affiliated Sub-Advisers' soft dollar
the profitability of Invesco Aim and its     arrangements are appropriate. The Board
affiliates. The Board concluded that the     also concluded that, based on their review
Fund's fees are fair and reasonable, and     and representations made by the Chief
that the level of profits realized by        Compliance Officer of Invesco Aim, these
Invesco Aim and its affiliates from          arrangements are consistent with
providing services to the Fund is not        regulatory requirements.
excessive in light of the nature,
quality and extent of the services              The Board considered the fact that the
provided. The Board considered whether       Fund's uninvested cash and cash collateral
Invesco Aim is financially sound and has     from any securities lending arrangements
the resources necessary to perform its       may be invested in money market funds
obligations under the Fund's investment      advised by Invesco Aim pursuant to
advisory agreement, and concluded that       procedures approved by the Board. The
Invesco Aim has the financial resources      Board noted that Invesco Aim will receive
necessary to fulfill these obligations.      advisory fees from these affiliated money
The Board also considered whether each       market funds attributable to such
Affiliated Sub-Adviser is financially        investments, although Invesco Aim has
sound and has the resources necessary to     contractually agreed to waive through at
perform its obligations under the sub-       least June 30, 2010, the advisory fees
                                             payable by the Fund in an amount equal to
                                             100% of the net advisory fees Invesco


22   AIM LIMITED MATURITY TREASURY FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended July 31, 2009:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Qualified Dividend Income*                                0%
     Corporate Dividends Received Deduction*                   0%
     U.S. Treasury Obligations*                            99.95%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.


23        AIM LIMITED MATURITY TREASURY FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

        NAME, YEAR          TRUSTEE AND/
 OF BIRTH AND POSITION(S)    OR OFFICER                         PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIP(S)
    HELD WITH THE TRUST        SINCE                              DURING PAST 5 YEARS                             HELD BY TRUSTEE
--------------------------  ------------  -------------------------------------------------------------------  ---------------------
INTERESTED PERSONS

Martin L. Flanagan(1) --    2007          Executive Director, Chief Executive Officer and President, Invesco   None
1960                                      Ltd. (ultimate parent of Invesco Aim and a global investment
Trustee                                   management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds(R); Vice
                                          Chairman, Investment Company Institute; and Member of Executive
                                          Board, SMU Cox School of Business

                                          Formerly: Director, Chairman, Chief Executive Officer and
                                          President, IVZ Inc. (holding company), INVESCO Group Services, Inc.
                                          (service provider) and Invesco North American Holdings, Inc.
                                          (holding company); Director, Chief Executive Officer and President,
                                          Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd. and Chairman,
                                          Investment Company Institute

Philip A. Taylor(2) --      2006          Head of North American Retail and Senior Managing Director, Invesco  None
1954                                      Ltd.; Director, Chief Executive Officer and President, Invesco Aim
Trustee, President and                    Advisors, Inc. and 1371 Preferred Inc. (holding company); Director,
Principal Executive                       Chairman, Chief Executive Officer and President, Invesco Aim
Officer                                   Management Group, Inc. (financial services holding company) and
                                          Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc.
                                          (registered investment advisor and registered transfer agent) and
                                          AIM GP Canada Inc. (general partner for limited partnerships);
                                          Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services,
                                          Inc. (registered transfer agent) and INVESCO Distributors, Inc.
                                          (registered broker dealer); Director, President and Chairman,
                                          INVESCO Inc. (holding company) and Invesco Canada Holdings Inc.
                                          (holding company); Chief Executive Officer, AIM Trimark Corporate
                                          Class Inc. (corporate mutual fund company) and AIM Trimark Canada
                                          Fund Inc. (corporate mutual fund company); Director and Chief
                                          Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltee
                                          (registered investment advisor and registered transfer agent) and
                                          Invesco Trimark Dealer Inc. (registered broker dealer); Trustee,
                                          President and Principal Executive Officer, The AIM Family of
                                          Funds(R) (other than AIM Treasurer's Series Trust and Short-Term
                                          Investments Trust); Trustee and Executive Vice President, The AIM
                                          Family of Funds(R) (AIM Treasurer's Series Trust and Short-Term
                                          Investments Trust only); and Manager, Invesco PowerShares Capital
                                          Management LLC

                                          Formerly: President, Invesco Trimark Dealer Inc.; Director and
                                          President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada
                                          Fund Inc.; Director and President, Invesco Trimark Ltd./Invesco
                                          Trimark Ltee; Senior Managing Director, Invesco Holding Company
                                          Limited; Trustee and Executive Vice President, Tax-Free Investments
                                          Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive
                                          Officer, The AIM Family of Funds(R) (AIM Treasurer's Series Trust,
                                          Short-Term Investments Trust and Tax-Free Investments Trust only);
                                          President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund
                                          Inc.; and Director, Trimark Trust (federally regulated Canadian trust company)

INDEPENDENT TRUSTEES

Bruce L. Crockett -- 1944   2001          Chairman, Crockett Technology Associates (technology consulting      ACE Limited
Trustee and Chair                         company)                                                             (insurance company);
                                                                                                               Captaris, Inc.
                                                                                                               (unified messaging
                                                                                                               provider); and
                                                                                                               Investment Company
                                                                                                               Institute

Bob R. Baker -- 1936        2003          Retired                                                              None
Trustee

Frank S. Bayley -- 1939     1987          Retired                                                              None
Trustee
                                          Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)

James T. Bunch -- 1942      2003          Founder, Green, Manning & Bunch Ltd., (investment banking firm)      Board of Governors,
Trustee                                                                                                        Western Golf
                                                                                                               Association/Evans
                                                                                                               Scholars Foundation
                                                                                                               and Executive
                                                                                                               Committee, United
                                                                                                               States Golf
                                                                                                               Association

Albert R. Dowden -- 1941    2001          Director of a number of public and private business corporations,    Board of Nature's
Trustee                                   including the Boss Group Ltd. (private investment and management);   Sunshine Products,
                                          Continental Energy Services, LLC (oil and gas pipeline service);     Inc.
                                          Reich & Tang Funds (registered investment company); Annuity and
                                          Life Re (Holdings), Ltd. (reinsurance company), and Homeowners of
                                          America Holding Corporation/Homeowners of America Insurance
                                          Company (property casualty company)

                                          Formerly: Director, CompuDyne Corporation (provider of product and services to the public security market); Director, President and
                                          Chief Executive Officer, Volvo Group North America, Inc.; Senior
                                          Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields -- 1952      2001          Chief Executive Officer, Twenty First Century Group, Inc.            Administaff
Trustee                                   (government affairs company); and Owner and Chief Executive
                                          Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and
                                          Cross Timbers Quail Research Ranch (non-profit)

                                          Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling -- 1937     2001          Partner, law firm of Kramer Levin Naftalis and Frankel LLP           Director, Reich &
Trustee                                                                                                        Tang Funds
                                                                                                               (16 portfolios)

Prema Mathai-Davis -- 1950  2001          Retired                                                              None
Trustee

Lewis F. Pennock -- 1942    2001          Partner, law firm of Pennock & Cooper                                None
Trustee

Larry Soll -- 1942          2003          Retired                                                              None
Trustee

Raymond Stickel, Jr. --     2005          Retired                                                              None
1944
Trustee                                   Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)

(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

        NAME, YEAR          TRUSTEE AND/
 OF BIRTH AND POSITION(S)    OR OFFICER                         PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIP(S)
    HELD WITH THE TRUST        SINCE                              DURING PAST 5 YEARS                             HELD BY TRUSTEE
--------------------------  ------------  -------------------------------------------------------------------  ---------------------
OTHER OFFICERS

Russell C. Burk -- 1958     2005          Senior Vice President and Senior Officer of The AIM Family of        N/A
Senior Vice President and                 Funds(R)
Senior Officer
                                          Formerly: Director of Compliance and Assistant General Counsel,
                                          ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                          Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

John M. Zerr -- 1962        2006          Director, Senior Vice President, Secretary and General Counsel,      N/A
Senior Vice President,                    Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and
Chief Legal Officer and                   Invesco Aim Capital Management, Inc.; Director, Senior Vice
Secretary                                 President and Secretary, Invesco Aim Distributors, Inc.; Director,
                                          Vice President and Secretary, Invesco Aim Investment Services,
                                          Inc. and INVESCO Distributors, Inc.; Director and Vice President,
                                          INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal
                                          Officer and Secretary, The AIM Family of Funds(R); and Manager,
                                          Invesco PowerShares Capital Management LLC

                                          Formerly: Director, Vice President and Secretary, Fund Management
                                          Company; Vice President, Invesco Aim Capital Management, Inc.;
                                          Chief Operating Officer and General Counsel, Liberty Ridge Capital,
                                          Inc. (an investment adviser); Vice President and Secretary, PBHG
                                          Funds (an investment company); Vice President and Secretary, PBHG
                                          Insurance Series Fund (an investment company); Chief Operating
                                          Officer, General Counsel and Secretary, Old Mutual Investment
                                          Partners (a broker-dealer); General Counsel and Secretary, Old
                                          Mutual Fund Services (an administrator); General Counsel and
                                          Secretary, Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary,
                                          Old Mutual Capital, Inc. (an investment adviser); and Vice
                                          President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley -- 1959    2004          Global Compliance Director, Invesco Ltd.; and Vice President, The    N/A
Vice President                            AIM Family of Funds(R)

                                          Formerly: Senior Vice President, Invesco Aim Management Group,
                                          Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                          Aim Advisors, Inc. and The AIM Family of Funds(R); Vice President
                                          and Chief Compliance Officer, Invesco Aim Capital Management, Inc.
                                          and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim
                                          Investment Services, Inc. and Fund Management Company

Kevin M. Carome -- 1956     2003          General Counsel, Secretary and Senior Managing Director, Invesco     N/A
Vice President                            Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds
                                          Group, Inc.; Director and Executive Vice President, IVZ, Inc.,
                                          Invesco Group Services, Inc., .Invesco North American Holdings,
                                          Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President,
                                          The AIM Family of Funds(R)

                                          Formerly: Secretary, Invesco North American Holdings, Inc.; Vice
                                          President and Secretary, IVZ, Inc. and Invesco Group Services,
                                          Inc.; Senior Managing Director and Secretary, Invesco Holding
                                          Company Limited; Director, Senior Vice President, Secretary and
                                          General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                          Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                          Inc.; Director, General Counsel and Vice President, Fund Management
                                          Company; Vice President, Invesco Aim Capital Management, Inc. and
                                          Invesco Aim Investment Services, Inc.; Senior Vice President, Chief
                                          Legal Officer and Secretary, The AIM Family of Funds(R); Director
                                          and Vice President, INVESCO Distributors, Inc.; and Chief Executive
                                          Officer and President, INVESCO Funds Group, Inc.

Sheri Morris -- 1964        1999          Vice President, Treasurer and Principal Financial Officer, The AIM   N/A
Vice President, Treasurer                 Family of Funds(R); and Vice President, Invesco Aim Advisors, Inc.,
and Principal Financial                   Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset
Officer                                   Management Inc.

                                          Formerly: Assistant Vice President and Assistant Treasurer, The AIM
                                          Family of Funds(R) and Assistant Vice President, Invesco Aim
                                          Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco
                                          Aim Private Asset Management, Inc.

Karen Dunn Kelley -- 1960   2004          Head of Invesco's World Wide Fixed Income and Cash Management        N/A
Vice President                            Group; Vice President, Invesco Institutional (N.A.), Inc.
                                          (registered investment advisor); Director of Cash Management and
                                          Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim
                                          Capital Management, Inc.; Executive Vice President, Invesco Aim
                                          Distributors, Inc.; Senior Vice President, Invesco Aim Management
                                          Group, Inc.; Vice President, The AIM Family of Funds(R) (other than
                                          AIM Treasurer's Series Trust and Short-Term Investments Trust);
                                          and President and Principal Executive Officer, The AIM Family of
                                          Funds(R) (AIM Treasurer's Series Trust and Short-Term Investments
                                          Trust only)

                                          Formerly: President and Principal Executive Officer, Tax-Free
                                          Investments Trust; Director and President, Fund Management Company;
                                          Chief Cash Management Officer and Managing Director, Invesco Aim
                                          Capital Management, Inc.; and Vice President, Invesco Aim Advisors,
                                          Inc. and The AIM Family of Funds(R) (AIM Treasurer's Series Trust,
                                          Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek -- 1967     2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,      N/A
Anti-Money Laundering                     Inc., Invesco Aim Capital Management, Inc., Invesco Aim
Compliance Officer                        Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco
                                          Aim Private Asset Management, Inc. and The AIM Family of Funds(R)

                                          Formerly: Anti-Money Laundering Compliance Officer, Fund Management
                                          Company; and Manager of the Fraud Prevention Department, Invesco
                                          Aim Investment Services, Inc.

Todd L. Spillane -- 1958    2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior    N/A
Chief Compliance Officer                  Vice President and Chief Compliance Officer, Invesco Aim Advisors,
                                          Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance
                                          Officer, The AIM Family of Funds(R), Invesco Global Asset
                                          Management (N.A.), Inc. (registered investment advisor), Invesco
                                          Institutional (N.A.), Inc., (registered investment advisor),
                                          INVESCO Private Capital Investments, Inc. (holding company),
                                          Invesco Private Capital, Inc. (registered investment advisor) and
                                          Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and
                                          Invesco Aim Investment Services, Inc.

                                          Formerly: Vice President, Invesco Aim Capital Management, Inc. and
                                          Fund Management Company; and Global Head of Product Development,
                                          AIG-Global Investment Group, Inc.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's prospectus for information on the Fund's sub-advisors.

OFFICE OF THE FUND
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

COUNSEL TO THE FUND
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INVESTMENT ADVISOR
Invesco Aim Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

COUNSEL TO THE INDEPENDENT TRUSTEES
Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

DISTRIBUTOR
Invesco Aim Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

TRANSFER AGENT
Invesco Aim Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

AUDITORS
PricewaterhouseCoopers LLP
1201 Louisiana Street
Suite 2900
Houston, TX 77002-5678

CUSTODIAN
The Bank of New York Mellon
2 Hanson Place
Brooklyn, NY 11217-1431

[GO PAPERLESS
   GRAPHIC]
====================================================================================================================================

GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

-  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of    -  EFFICIENT. Stop waiting for regular mail. Your documents will
   trees used to produce paper.                                       be sent via email as soon as they're available.

-  ECONOMICAL. Help reduce your fund's printing and delivery       -  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.         with a few clicks of your mouse.

This service is provided by invesco Aim Investment Services, Inc.

====================================================================================================================================

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise.
If you do not want the mailing of these documents to be combined with those for other members of your household, please contact
Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim. com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after October 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim
Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital
Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco
Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

   It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc.,
Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset             [INVESCO AIM LOGO]
Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser       --SERVICE MARK--
firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

                                                          invescoaim.com   LTD-AR-1   Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]         ANNUAL REPORT TO SHAREHOLDERS           JULY 31, 2009
 --SERVICE MARK--

                              AIM MONEY MARKET FUND

                               [MOUNTAIN GRAPHIC]

2      Letter to Shareholders
3      Facts about your Fund
4      Letter from Independent Chair of Board of Trustees
5      Supplemental Information
6      Schedule of Investments
9      Financial Statements
11     Notes to Financial Statements
16     Financial Highlights
17     Auditor's Report
18     Fund Expenses
19     Approval of Investment Advisory and Sub-Advisory Agreements
22     Tax Information
T-1    Trustees and Officers

                                     Dear Shareholders:

                                     I am pleased to present this report on the performance of AIM Money Market Fund for the 12 months ended July 31, 2009. Thank you for investing with us.

             [TAYLOR                 During the fiscal year, as always, your Fund focused on three objectives:
              PHOTO]
                                        -  Safety of principal

                                        -  Liquidity

                                        -  The highest possible yield consistent with safety of principal
            Philip Taylor
                                        Your Fund invests only in high-quality U.S. dollar-denominated short-term fixed income obligations. As of July 31, 2009, the Fund had 52 holdings, its net assets totaled $1.2 billion and its weighted average maturity was 29 days.

                                     MARKET CONDITIONS AFFECTING MONEY MARKET FUNDS

                                     The U.S. economy contracted significantly throughout the fiscal year covered by this report.
                                     Gross domestic product (GDP), the broadest measure of overall economic activity, contracted at annualized rates of 2.7%, 5.4% and 6.4% in the third and fourth quarters of 2008 and the first quarter of 2009, respectively.(1)
Initial estimates suggested U.S. GDP shrank at an annualized rate of 1.0% in the second quarter of 2009.(1)

   This economic contraction caused a sharp increase in unemployment. The national unemployment rate rose from 6.2% in August 2008 to 9.4% in July 2009(2) - and evidence suggested that even individuals who remained employed worried about their job security and their ability to make ends meet.

   The housing market remained weak. Sales of new and existing homes continued their multi-year decline; housing starts fell; and
home values nationally declined. Lower home values caused some homeowners to feel less wealthy.

   These trends - together with tighter credit - prompted consumers to rein in their spending, particularly on large, discretionary items. Consumer spending, which accounts for more than two-thirds of the U.S. economy(3), was sluggish during the fiscal year; automobile manufacturers and travel and tourism-related companies were particularly hard hit.

   In his semiannual monetary policy report to Congress in late July, U.S. Federal Reserve Board (the Fed) Chairman Ben Bernanke
summarized the stresses and strains the U.S. and global economies suffered in late 2008 and early 2009. Importantly, he suggested that the aggressive, coordinated actions taken by governments and central banks around the world finally may be yielding results. He testified that in recent months:

   -  The pace of overall economic decline appears to have slowed significantly.

   -  Credit availability, for consumers and businesses, has improved noticeably.

   -  Investors' extreme risk aversion has eased somewhat.

   -  The decline in housing activity appears to have moderated.

   While these and other trends offer encouragement, uncertainties remain. Chairman Bernanke testified that he anticipatesa gradual recovery in 2010 with some acceleration in economic growth in 2011, together with subdued inflation over the next two years.

   At the start of the fiscal year, three-month Treasury bills yielded 1.67% and 30-year Treasury bonds yielded 4.60%.(4)
By July 31, 2009, yields on both had declined, with three-month Treasuries yielding just 0.19% and 30-year Treasuries yielding
4.31%.(4) The sharp decline in short-term yields was due chiefly to the Fed's unprecedented monetary easing and investor preference for relatively safe, liquid and short-term investments during a period of economic uncertainty. Because money market funds invest in such securities, the yield you earned on your investment in AIM Money Market Fund declined during the fiscal year.

INCREASED COMMUNICATION

I was pleased to receive a greater-than-usual number of letters and emails from shareholders during the fiscal year. Your questions, comments and suggestions gave me better insight into what was on your minds, and I was pleased that so many of you took the time to share your thoughts with me. My email address is phil@invescoaim.com, and I hope you'll feel free to contact me.

   Invesco Aim's investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of "Investment Perspectives" articles featured on the home page of our website, invescoaim.com. Through these articles, we've tried to provide timely market commentary, general investor education information and sector updates. I hope you'll take moment to read them and let me know if you find them useful.


2      AIM MONEY MARKET FUND

A SINGLE FOCUS

I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest(5) and most diversified global asset managers. It provides clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.

   All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.

   If you have questions about this report or your account, please contact one of our client services representatives at 800 959
4246.

   Thank you for investing with us. All of us at Invesco Aim look forward to serving you.

Sincerely,


/s/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1)  Bureau of Economic Analysis; 2 Bureau of Labor Statistics; 3 Reuters; 4 Barclays Capital; 5 Pensions & Investments

FACTS ABOUT YOUR FUND

==========================================   =======================================================================================
PORTFOLIO COMPOSITION BY MATURITY            AIM MONEY MARKET FUND SEVEN-DAY YIELDS BY SHARE CLASS*

Maturity distribution of Fund holdings in                                                         As of 7/31/09    As of 7/31/08
days, as of 7/31/09                          AIM Cash Reserve Shares                                  0.05%             1.78%
                                             Class B Shares                                           0.05              1.04
1-7                                   21.8%  Class C Shares                                           0.05              1.04
8-30                                  43.2   Class R Shares                                           0.05              1.54
31-90                                 31.8   Class Y Shares**                                         0.05              N/A
91-180                                 3.2   Investor Class Shares                                    0.05              1.93
==========================================   =======================================================================================

The number of days to maturity of each       *  Had fees not been waived, seven-day yields for AIM Cash Reserve Shares, Class B,
holding is determined in accordance with        Class C, Class R, Class Y and Investor Class shares would have been -0.10%, -0.48%,
the provisions of Rule 2a-7 of the              -0.49%, -0.23%, 0.02% and 0.03%, respectively, as of July 31, 2009, and 1.68%,
Investment Company Act of 1940.                 0.94%, 0.94% and 1.44% for AIM Cash Reserve Shares, Class B, Class C and Class R
                                                shares, respectively, as of July 31, 2008.

                                             ** Share class incepted during the fiscal year ended July 31, 2009.

                                             PERFORMANCE QUOTED IS PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS;
                                             CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. VISIT INVESCOAIM.COM FOR THE MOST RECENT
                                             MONTH-END PERFORMANCE.

                                             AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
                                             CORPORATION OR ANY OTHER GOVERNMENT AGENCY AND IS NOT A DEPOSIT OR OTHER OBLIGATION OF,
                                             OR GUARANTEED BY, A DEPOSITORY INSTITUTION. ALTHOUGH THE FUND SEEKS TO PRESERVE THE
                                             VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING
                                             IN THE FUND.

                                             TEAM MANAGED BY INVESCO AIM ADVISORS, INC.


3     AIM MONEY MARKET FUND

                                     Dear Fellow Shareholders:

                                     Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on
              [CROCKETT              your individual long-term goals can be a wise course in such uncertain times. We believe the
                PHOTO]               route to financial success is more like a marathon than a sprint.

                                        Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.
           Bruce Crockett
                                        We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.'s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market's decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim
Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals."

   The website also contains news and market information, investment education and planning information and current reports and prospectuses for all the AIM Funds and I highly recommend it to you.

   You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.

Sincerely,


/s/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


4     AIM MONEY MARKET FUND

AIM MONEY MARKET FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION
OF CAPITAL AND LIQUIDITY.

-  Unless otherwise stated, information presented in this report is as of July 31, 2009, and is based on total net assets.

-  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          -  The value of, payment of interest on
                                                and repayment of principal for the Fund
-  Effective September 30, 2003, for            as well as the Fund's ability to sell a
   qualified plans only, those previously       municipal security may be affected by
   established are eligible to purchase         constitutional amendments, legislative
   Class B shares of any AIM fund. Please       enactments, executive orders,
   see the prospectus for more information      administrative regulations, voter
                                                initiatives and the economics of the
-  Class R shares are available only to         regions where the issuers in which the
   certain retirement plans. Please see         Fund invests are located.
   the prospectus for more information.
                                             -  If the seller of a repurchase agreement
-  Class Y shares are available to only         in which the Fund invests defaults on
   certain investors. Please see the            its obligation or declares bankruptcy,
   prospectus for more information.             the Fund may experience delays in
                                                selling the securities underlying the
-  All Investor Class shares are closed to      repurchase agreement.
   new investors. Contact your financial
   advisor about purchasing our other        -  To the extent that the Fund is
   share classes.                               concentrated in securities of issuers
                                                in the banking and financial services
PRINCIPAL RISKS OF INVESTING IN THE FUND        industries, the Fund's performance will
                                                depend to a greater extent on the
-  Credit risk is the risk of loss on an        overall condition of those industries.
   investment due to the deterioration of       The value of these securities can be
   an issuer's financial health. Such a         sensitive to changes in government
   deterioration of financial health may        regulation, interest rates and economic
   result in a reduction of the credit          downturns in the U.S. and abroad.
   rating of the issuer's securities and
   may lead to the issuer's inability to     -  The Fund may invest in obligations
   honor its contractual obligations,           issued by agencies and
   including making timely payment of           instrumentalities of the U.S.
   interest and principal.                      government that may vary in the level
                                                of support they receive from the U.S.
-  Foreign securities have additional           government. The U.S. government may
   risks, including exchange rate changes,      choose not to provide financial support
   political and economic upheaval,             to U.S.-government-sponsored agencies
   relative lack of information,                or instrumentalities if it is not
   relatively low market liquidity, and         legally obligated to do so. In this
   the potential lack of strict financial       case, if the issuer defaulted, the fund
   and accounting controls and standards.       holding securities of such an issuer
                                                might not be able to recover its
-  Interest rate risk refers to the risk        investment from the U.S. government.
   that bond prices generally fall as
   interest rates rise and vice versa.

-  There is no guarantee that the
   investment techniques and risk analysis
   used by the Fund's portfolio managers
   will produce the desired results.

-  The prices of securities held by the
   Fund may decline in response to market
   risks.

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           AIM Cash Reserve Shares              AIMXX
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Investor Class Shares                INAXX
=======================================================================================   ==========================================

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE


5     AIM MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

July 31, 2009




                                                                              PRINCIPAL
                                                     INTEREST    MATURITY       AMOUNT
                                                       RATE        DATE         (000)            VALUE
----------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER-62.93%(a)

ASSET-BACKED SECURITIES-COMMERCIAL LOANS/LEASES-6.96%

  Amstel Funding Corp.(b)(c)                           2.30%     08/17/09    $    20,000    $   19,979,556
----------------------------------------------------------------------------------------------------------
  Atlantis One Funding Corp.(b)(c)                     0.35%     08/17/09         40,000        39,993,778
----------------------------------------------------------------------------------------------------------
  Atlantis One Funding Corp.(b)(c)                     0.40%     08/12/09         25,000        24,996,944
==========================================================================================================
                                                                                                84,970,278
==========================================================================================================


ASSET-BACKED SECURITIES-CONSUMER RECEIVABLES-12.77%

  Barton Capital LLC(b)                                0.28%     09/02/09         43,073        43,062,280
----------------------------------------------------------------------------------------------------------
  Bryant Park Funding LLC(b)                           0.40%     08/12/09         25,029        25,025,941
----------------------------------------------------------------------------------------------------------
  Ranger Funding Co. LLC(b)                            0.25%     08/24/09         25,000        24,996,007
----------------------------------------------------------------------------------------------------------
  Sheffield Receivables Corp.(b)                       0.30%     08/10/09         28,000        27,997,900
----------------------------------------------------------------------------------------------------------
  Thames Asset Global Securitization No. 1,
     Inc.(b)(c)                                        0.38%     09/14/09         35,000        34,983,744
==========================================================================================================
                                                                                               156,065,872
==========================================================================================================


ASSET-BACKED SECURITIES-FULLY BACKED-2.11%

  Straight-A Funding LLC-Series 1, (CEP-Federal
     Financing Bank)(b)                                0.27%     08/10/09         25,799        25,797,259
==========================================================================================================


ASSET-BACKED SECURITIES-FULLY SUPPORTED BANK-16.05%

  Crown Point Capital Co., LLC-Series A, (Multi
     CEP's-Liberty Hampshire Co., LLC; agent)(b)       0.60%     09/10/09         45,000        44,970,000
----------------------------------------------------------------------------------------------------------
  Kitty Hawk Funding Corp. (CEP-Bank of America,
     N.A.)(b)                                          0.30%     08/04/09         18,159        18,158,546
----------------------------------------------------------------------------------------------------------
  Surrey Funding Corp. (CEP-Barclays Bank
     PLC)(b)(c)                                        0.33%     10/23/09         35,000        34,973,371
----------------------------------------------------------------------------------------------------------
  Surrey Funding Corp. (CEP-Barclays Bank
     PLC)(b)(c)                                        0.39%     10/05/09         25,000        24,982,396
----------------------------------------------------------------------------------------------------------
  Ticonderoga Funding LLC (CEP-Bank of America,
     N.A.)(b)                                          0.27%     08/10/09         42,000        41,997,165
----------------------------------------------------------------------------------------------------------
  Variable Funding Capital Co., LLC (CEP-Wells
     Fargo Bank, N.A.)(b)                              0.23%     08/26/09         31,000        30,995,048
==========================================================================================================
                                                                                               196,076,526
==========================================================================================================


ASSET-BACKED SECURITIES-MULTI-PURPOSE-14.98%

  CAFCO LLC(b)                                         0.27%     08/12/09         49,000        48,995,958
----------------------------------------------------------------------------------------------------------
  Chariot Funding LLC/Ltd.(b)                          0.28%     09/08/09         25,000        24,992,611
----------------------------------------------------------------------------------------------------------
  Gemini Securitization Corp., LLC(b)                  0.50%     08/11/09         49,000        48,993,194
----------------------------------------------------------------------------------------------------------
  Regency Markets No. 1, LLC(b)(c)                     0.37%     08/10/09         21,975        21,972,967
----------------------------------------------------------------------------------------------------------
  Tulip Funding Corp.(b)(c)                            0.29%     08/06/09         38,000        37,998,470
==========================================================================================================
                                                                                               182,953,200
==========================================================================================================


ASSET-BACKED SECURITIES-SECURITIES-1.47%

  Cancara Asset Securitisation Ltd./LLC(b)(c)          0.32%     08/06/09         18,000        17,999,200
==========================================================================================================


ASSET-BACKED SECURITIES-TRADE RECEIVABLES-1.64%

  Market Street Funding LLC(b)                         0.25%     08/17/09         20,000        19,997,778
==========================================================================================================


DIVERSIFIED BANKS-2.86%

  Calyon North America Inc.(c)                         1.50%     09/16/09         10,000         9,980,833
----------------------------------------------------------------------------------------------------------
  UBS Finance (Delaware) Inc.(c)                       0.19%     08/20/09         25,000        24,997,493
==========================================================================================================
                                                                                                34,978,326
==========================================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        AIM MONEY MARKET FUND

                                                                              PRINCIPAL
                                                     INTEREST    MATURITY       AMOUNT
                                                       RATE        DATE         (000)            VALUE
----------------------------------------------------------------------------------------------------------
LIFE & HEALTH INSURANCE-3.11%

  Metlife Short Term Funding LLC(b)                    0.50%     08/04/09    $    38,000    $   37,998,417
==========================================================================================================


REGIONAL BANKS-0.98%

  Westpac Banking Corp.(b)(c)                          0.62%     08/06/09         12,000        11,998,967
==========================================================================================================
     Total Commercial Paper (Cost $768,835,823)                                                768,835,823
==========================================================================================================



CERTIFICATES OF DEPOSIT-22.67%

  Banco Bilbao Vizcaya Argentaria, S.A.                1.20%     09/14/09         50,000        50,000,608
----------------------------------------------------------------------------------------------------------
  Banco Bilbao Vizcaya Argentaria, S.A.                1.23%     09/21/09         20,000        20,000,281
----------------------------------------------------------------------------------------------------------
  HSBC Bank PLC (United Kingdom)(c)                    1.46%     10/09/09         25,000        25,000,474
----------------------------------------------------------------------------------------------------------
  Nordea Bank A.B.                                     0.24%     08/20/09         28,000        28,000,000
----------------------------------------------------------------------------------------------------------
  Royal Bank of Canada(d)                              0.82%     12/16/09         50,000        50,000,000
----------------------------------------------------------------------------------------------------------
  Societe Generale                                     0.88%     08/20/09         24,000        24,000,000
----------------------------------------------------------------------------------------------------------
  Toronto-Dominion Bank                                1.40%     12/11/09         24,000        24,000,000
----------------------------------------------------------------------------------------------------------
  Toronto-Dominion Bank                                1.90%     10/02/09         24,000        24,000,407
----------------------------------------------------------------------------------------------------------
  UBS AG                                               0.23%     08/24/09         32,000        32,000,000
==========================================================================================================
     Total Certificates of Deposit (Cost
       $277,001,770)                                                                           277,001,770
==========================================================================================================



VARIABLE RATE DEMAND NOTES-4.73%(d)(e)

CREDIT ENHANCED-4.73%

  Benjamin Rose Institute (The) (Kethley House);
     Series 2005, Taxable Notes (LOC-JPMorgan
     Chase Bank, N.A.)(f)                              1.00%     12/01/28          5,252         5,252,000
----------------------------------------------------------------------------------------------------------
  Capital Markets Access Co. LC (SEUP Real Estate
     LLC); Series 2008, Incremental Taxable Bonds
     (LOC-Wells Fargo Bank, N.A.)(f)                   0.60%     07/01/38          2,115         2,115,000
----------------------------------------------------------------------------------------------------------
  Chatham Capital Corp.; Series 2000, Taxable
     Notes (LOC-JPMorgan Chase Bank, N.A.)(f)          0.37%     07/01/20          2,369         2,369,000
----------------------------------------------------------------------------------------------------------
  Gainesville (City of) & Hall (County of),
     Georgia Development Authority (Fieldale Farms
     Corp.); Series 2006, Taxable IDR (LOC-Wells
     Fargo Bank, N.A.)(f)                              0.40%     03/01/21         30,000        30,000,000
----------------------------------------------------------------------------------------------------------
  M3 Realty, LLC; Series 2007, (LOC-General
     Electric Capital Corp.)(b)(f)                     0.70%     01/01/33          3,700         3,700,000
----------------------------------------------------------------------------------------------------------
  New York (City of), New York Housing Development
     Corp. (155 West 21st Street Development);
     Series 2007 B, Taxable MFH Rental RB
     (CEP-Federal National Mortgage Association)       0.32%     11/15/37          1,200         1,200,000
----------------------------------------------------------------------------------------------------------
  Osprey Properties Limited Partnership, LLLP;
     Series 2002, Taxable Bonds (LOC-Wells Fargo
     Bank, N.A.)(f)                                    0.40%     06/01/27          6,000         6,000,000
----------------------------------------------------------------------------------------------------------
  Parma (City of), Ohio (PRL Corp.); Series 2006
     B, Taxable Economic Development RB
     (LOC-JPMorgan Chase Bank, N.A.)(f)                1.00%     11/01/30          3,250         3,250,000
----------------------------------------------------------------------------------------------------------
  S & L Capital, LLC (J&L Development of Holland,
     LLC); Series 2005 A, Taxable Notes
     (LOC-Federal Home Loan Bank of
     Indianapolis)(f)                                  1.00%     07/01/40            190           190,000
----------------------------------------------------------------------------------------------------------
  Saint Jean Industries, Inc.; Series 2006,
     (LOC-General Electric Capital Corp.)(b)(f)        1.40%     10/01/21          3,700         3,700,000
==========================================================================================================
     Total Variable Rate Demand Notes (Cost
       $57,776,000)                                                                             57,776,000
==========================================================================================================



BONDS & NOTES-2.90%

DIVERSIFIED BANKS-2.74%

  Rabobank Nederland Floating Rate MTN(b)(c)(d)        1.23%     05/19/10         18,760        18,804,592
----------------------------------------------------------------------------------------------------------
  Royal Bank of Canada Sr. Unsec. Unsub. Global
     MTN(c)                                            4.13%     01/26/10         14,500        14,679,066
==========================================================================================================
                                                                                                33,483,658
==========================================================================================================


REGIONAL BANKS-0.16%

  HSBC Bank USA N.A. Sr. Unsec. Floating Rate
     Global Notes(d)                                   0.76%     12/14/09          2,000         1,976,506
==========================================================================================================
     Total Bonds & Notes (Cost $35,460,164)                                                     35,460,164
==========================================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        AIM MONEY MARKET FUND

                                                                              PRINCIPAL
                                                     INTEREST    MATURITY       AMOUNT
                                                       RATE        DATE         (000)            VALUE
----------------------------------------------------------------------------------------------------------

TIME DEPOSIT-1.64%

  Danske Bank (United Kingdom)(c) (Cost
     $20,000,000)                                      0.25%     08/03/09    $    20,000    $   20,000,000
==========================================================================================================



U.S. GOVERNMENT SPONSORED AGENCY SECURITIES-0.70%

FEDERAL HOME LOAN BANK (FHLB)-0.70%

  Unsec. Floating Rate Bonds(d) (Cost $8,602,717)      0.41%     05/12/10          8,600         8,602,717
==========================================================================================================
TOTAL INVESTMENTS (excluding Repurchase
  Agreements)-95.57% (Cost $1,167,676,474)                                                   1,167,676,474
==========================================================================================================

                                                                              REPURCHASE
                                                                                AMOUNT

REPURCHASE AGREEMENTS-4.60%(g)

  Deutsche Bank Securities Inc., Joint agreement
     dated 07/31/09, aggregate maturing value
     $500,007,917 (collateralized by U.S.
     Government sponsored agency obligations
     valued at $510,002,435; 0.80%-5.13%,
     04/30/10-05/06/19), (Cost $56,235,119)            0.19%     08/03/09     56,236,009        56,235,119
==========================================================================================================
TOTAL INVESTMENTS(h)(i)-100.17% (Cost
  $1,223,911,593)                                                                            1,223,911,593
==========================================================================================================
OTHER ASSETS LESS LIABILITIES-(0.17)%                                                           (2,096,141)
==========================================================================================================
NET ASSETS-100.00%                                                                          $1,221,815,452
__________________________________________________________________________________________________________
==========================================================================================================




Investment Abbreviations:

CEP     - Credit Enhancement Provider
IDR     - Industrial Development Revenue Bonds
LOC     - Letter of Credit
MFH     - Multi-Family Housing
MTN     - Medium-Term Notes
RB      - Revenue Bonds
Sr.     - Senior
Unsec.  - Unsecured
Unsub.  - Unsubordinated


Notes to Schedule of Investments:

(a) Security may be traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2009 was $760,062,089, which represented 62.21% of the Fund's Net Assets.
(c) The security is credit guaranteed, enhanced or has credit risk by a foreign entity. The foreign credit exposure to countries other than the United States of America (as a percentage of net assets) is summarized as follows: United Kingdom: 13.1%; Netherlands: 11.6%; other countries less than 5% each: 6.7%.
(d) Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on July 31, 2009.
(e) Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on July 31, 2009.
(f) Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(g)   Principal amount equals value at period end. See Note 1J.
(h)   Also represents cost for federal income tax purposes.
(i) This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer's obligations but may be called upon to satisfy the issuer's obligations.

     ENTITIES                                                                           PERCENTAGE
     ---------------------------------------------------------------------------------------------
     Banco Bilbao Vizcaya Argentaria, S.A.                                                  5.7%
     ---------------------------------------------------------------------------------------------
     Wells Fargo Bank, N.A.                                                                 5.7
     ---------------------------------------------------------------------------------------------
     Atlantis One Funding Corp.                                                             5.3
     ---------------------------------------------------------------------------------------------
     Royal Bank of Canada                                                                   5.3
     _____________________________________________________________________________________________
     =============================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        AIM MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2009




ASSETS:

Investments, at value and cost                                      $1,223,911,593
----------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                       1,352,353
----------------------------------------------------------------------------------
  Interest                                                               1,161,312
----------------------------------------------------------------------------------
  Fund expenses absorbed                                                   317,936
----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans          103,309
----------------------------------------------------------------------------------
Other assets                                                               134,249
==================================================================================
     Total assets                                                    1,226,980,752
__________________________________________________________________________________
==================================================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                                                 4,160,783
----------------------------------------------------------------------------------
  Dividends                                                                  1,181
----------------------------------------------------------------------------------
  Accrued fees to affiliates                                               663,763
----------------------------------------------------------------------------------
  Accrued other operating expenses                                          95,442
----------------------------------------------------------------------------------
Trustee deferred compensation and retirement plans                         244,131
==================================================================================
     Total liabilities                                                   5,165,300
==================================================================================
Net assets applicable to shares outstanding                         $1,221,815,452
__________________________________________________________________________________
==================================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $1,221,745,657
----------------------------------------------------------------------------------
Undistributed net investment income                                         69,795
==================================================================================
                                                                    $1,221,815,452
__________________________________________________________________________________
==================================================================================



NET ASSETS:

AIM Cash Reserve Shares                                             $  681,584,099
__________________________________________________________________________________
==================================================================================
Class B                                                             $  116,598,621
__________________________________________________________________________________
==================================================================================
Class C                                                             $  104,583,855
__________________________________________________________________________________
==================================================================================
Class R                                                             $   43,026,733
__________________________________________________________________________________
==================================================================================
Class Y                                                             $   17,372,547
__________________________________________________________________________________
==================================================================================
Investor Class                                                      $  258,649,597
__________________________________________________________________________________
==================================================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

AIM Cash Reserve Shares                                                681,778,915
__________________________________________________________________________________
==================================================================================
Class B                                                                116,639,334
__________________________________________________________________________________
==================================================================================
Class C                                                                104,613,354
__________________________________________________________________________________
==================================================================================
Class R                                                                 43,032,741
__________________________________________________________________________________
==================================================================================
Class Y                                                                 17,371,098
__________________________________________________________________________________
==================================================================================
Investor Class                                                         258,732,485
__________________________________________________________________________________
==================================================================================
  Net asset value and offering price per share for each class       $         1.00
__________________________________________________________________________________
==================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM MONEY MARKET FUND

STATEMENT OF OPERATIONS

For the year ended July 31, 2009




INVESTMENT INCOME:

Interest                                                                            $21,532,828
===============================================================================================


EXPENSES:

Advisory fees                                                                         5,268,062
-----------------------------------------------------------------------------------------------
Administrative services fees                                                            361,521
-----------------------------------------------------------------------------------------------
Custodian fees                                                                           62,307
-----------------------------------------------------------------------------------------------
Distribution fees:
  AIM Cash Reserve Shares                                                             1,876,677
-----------------------------------------------------------------------------------------------
  Class B                                                                             1,391,607
-----------------------------------------------------------------------------------------------
  Class C                                                                             1,216,050
-----------------------------------------------------------------------------------------------
  Class R                                                                               152,329
-----------------------------------------------------------------------------------------------
Transfer agent fees                                                                   2,941,003
-----------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                66,064
-----------------------------------------------------------------------------------------------
Other                                                                                   990,958
===============================================================================================
     Total expenses                                                                  14,326,578
===============================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)             (2,713,832)
===============================================================================================
     Net expenses                                                                    11,612,746
===============================================================================================
Net investment income                                                                 9,920,082
-----------------------------------------------------------------------------------------------
Net realized gain from investment securities                                             59,001
===============================================================================================
Net increase in net assets resulting from operations                                $ 9,979,083
_______________________________________________________________________________________________
===============================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2009 and 2008



                                                                                2009              2008
-----------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                    $    9,920,082    $   35,438,509
-----------------------------------------------------------------------------------------------------------
  Net realized gain                                                                59,001             3,055
===========================================================================================================
     Net increase in net assets resulting from operations                       9,979,083        35,441,564
===========================================================================================================


DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  AIM Cash Reserve Shares                                                      (6,018,504)      (19,841,306)
-----------------------------------------------------------------------------------------------------------
  Class B                                                                        (579,427)       (3,328,846)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                        (503,286)       (2,265,384)
-----------------------------------------------------------------------------------------------------------
  Class R                                                                        (183,453)         (633,894)
-----------------------------------------------------------------------------------------------------------
  Class Y                                                                         (73,305)               --
-----------------------------------------------------------------------------------------------------------
  Investor Class                                                               (2,558,753)       (9,353,316)
===========================================================================================================
     Total distributions from net investment income                            (9,916,728)      (35,422,746)
===========================================================================================================


SHARE TRANSACTIONS-NET:

  AIM Cash Reserve Shares                                                     (45,968,441)      172,833,879
-----------------------------------------------------------------------------------------------------------
  Class B                                                                     (15,442,362)       (3,746,026)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                      (7,427,994)       30,622,484
-----------------------------------------------------------------------------------------------------------
  Class R                                                                      16,219,511         8,075,004
-----------------------------------------------------------------------------------------------------------
  Class Y                                                                      17,371,098                --
-----------------------------------------------------------------------------------------------------------
  Investor Class                                                              (37,985,570)       25,927,447
===========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                           (73,233,758)      233,712,788
===========================================================================================================
     Net increase (decrease) in net assets                                    (73,171,403)      233,731,606
===========================================================================================================


NET ASSETS:

  Beginning of year                                                         1,294,986,855     1,061,255,249
===========================================================================================================
  End of year (includes undistributed net investment income of $69,795
     and $(17,029), respectively)                                          $1,221,815,452    $1,294,986,855
___________________________________________________________________________________________________________
===========================================================================================================




NOTES TO FINANCIAL STATEMENTS

July 31, 2009

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Money Market Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

  The Fund currently consists of seven different classes of shares: AIM Cash Reserve Shares, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class B shares and Class C shares are sold with a contingent deferred sales charges ("CDSC"). AIM Cash Reserve Shares, Class R, Class Y and Investor Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to AIM Cash Reserve Shares on or the about month-end which is at least eight years after the date of purchase. Institutional Class shares have not commenced operations.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

        Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.


11        AIM MONEY MARKET FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. TREASURY GUARANTEE PROGRAM -- The Board of Trustees approved the participation of the Funds in the U.S. Department of Treasury's (the "Treasury Department") Temporary Guarantee Program for Money Market Funds (the "Program") as extended except as noted below. Under the Program, the Treasury Department will guarantee shareholders in the Fund that they will receive $1 for each Fund share held by them as of the close of business on September 19, 2008, in the event that such Fund (in which they were invested as of September 19, 2008) liquidates and the per share value at the time of liquidation is less than $0.995. On April 7, 2009, the Fund's Board approved to participate in the final extension of the Program through September 18, 2009.

J. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are securities consistent with the Fund's investment objectives and may consist of U.S. Government Securities, U.S. Government Sponsored Agency Securities and/or, Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). The repurchase amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with


12        AIM MONEY MARKET FUND
      the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
-------------------------------------------------------------------
First $1 billion                                              0.40%
-------------------------------------------------------------------
Over $1 billion                                               0.35%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Invesco Aim and/or Invesco Aim Distributors, Inc. ("IADI") voluntarily waived fees and/or reimbursed expenses in order to increase the Fund's yield. Voluntary fee waivers and/or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

  For the year ended July 31, 2009, the Advisor waived fees of $293,968 and IADI waived fees of $250,309, $585,191, $517,825 and $52,673 for AIM Cash Reserve
Shares, Class B, Class C and Class R shares, respectively.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended July 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $3,700.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the AIM Cash Reserve Shares, Class B, Class C, Class R, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's AIM Cash Reserve Shares, Class B, Class C and Class R shares (collectively the "Plans"). Effective July 1, 2009, the Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.15% of the Fund's average daily net assets of AIM Cash Reserve Shares, 0.90% of the average daily net assets of Class B and Class C shares and 0.40% of the average daily net assets of Class R shares. Prior to July 1, 2009, the Fund paid IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of AIM Cash Reserve Shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Through June 30, 2009, IADI had contractually agreed to waive 0.10% of Rule 12b-1 plan fees on AIM Cash Reserve Shares, Class B, Class C and Class R shares, respectively. Pursuant to the Plans, for the year ended July 31, 2009, 12b-1 fees before fee waivers under this agreement are shown in the Statement of Operations as distribution fees. Fees incurred after waivers under this agreement for AIM Cash Reserve Shares, Class B, Class C and Class R shares were $1,161,359, $1,261,681, $1,102,855 and $124,502, respectively.

  CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2009, IADI advised the Fund that IADI retained $19,717, $634,465, $37,887 and $0 from AIM Cash Reserve Shares, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.


13        AIM MONEY MARKET FUND

NOTE 3--SUPPLEMENTAL INFORMATION

Generally Accepted Accounting Principles (GAAP) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

  Level 1 --  Prices are determined using quoted prices in an active market for identical assets.

  Level 2 --  Prices are determined using other significant observable inputs.
             Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 --  Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  The following is a summary of the tiered valuation input levels, as of the end of the reporting period, July 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                                                  LEVEL 1         LEVEL 2        LEVEL 3          TOTAL
---------------------------------------------------------------------------------------------------------------------------
Short-term Investments                                              $--       $1,223,911,593       $--       $1,223,911,593
___________________________________________________________________________________________________________________________
===========================================================================================================================



NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended July 31, 2009, the Fund engaged in securities purchases of $39,204,298 and securities sales of $32,526,795, which resulted in net realized gains (losses) of $0.

NOTE 5--EXPENSE OFFSET ARRANGEMENT(S)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $23,900.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended July 31, 2009, the Fund paid legal fees of $6,779 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED JULY 31, 2009 AND 2008:

                                                                                2009            2008
-------------------------------------------------------------------------------------------------------
Distributions paid from ordinary income                                      $9,916,728     $35,422,746
_______________________________________________________________________________________________________
=======================================================================================================





14        AIM MONEY MARKET FUND

TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2009
-------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $      310,501
-------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (240,706)
-------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                       1,221,745,657
=================================================================================================
Total net assets                                                                   $1,221,815,452
_________________________________________________________________________________________________
=================================================================================================




  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund utilized $13,447 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of non-deductible proxy costs and distributions, on July 31, 2009, undistributed net investment income was increased by $83,470, undistributed net realized gain was decreased by $45,554 and shares of beneficial interest decreased by $37,916. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
---------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED JULY 31,
                                                          -----------------------------------------------------------------
                                                                       2009                               2008
                                                          ------------------------------     ------------------------------
                                                             SHARES            AMOUNT           SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Sold:
  AIM Cash Reserve Shares                                  745,784,565     $ 745,784,565      831,063,219     $ 831,063,219
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                  123,723,825       123,723,825      139,807,224       139,807,224
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                  126,252,890       126,252,890      171,995,604       171,995,604
---------------------------------------------------------------------------------------------------------------------------
  Class R                                                   40,229,075        40,229,075       22,399,261        22,399,261
---------------------------------------------------------------------------------------------------------------------------
  Class Y(a)                                                43,791,133        43,791,133               --                --
---------------------------------------------------------------------------------------------------------------------------
  Investor Class                                           140,384,694       140,384,694      220,075,184       220,075,184
===========================================================================================================================
Issued as reinvestment of dividends:
  AIM Cash Reserve Shares                                    5,727,531         5,727,531       18,961,065        18,961,065
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      535,485           535,485        3,073,364         3,073,364
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      469,546           469,546        2,107,563         2,107,563
---------------------------------------------------------------------------------------------------------------------------
  Class R                                                      182,000           182,000          627,137           627,137
---------------------------------------------------------------------------------------------------------------------------
  Class Y                                                       72,426            72,426               --                --
---------------------------------------------------------------------------------------------------------------------------
  Investor Class                                             2,492,550         2,492,550        9,081,787         9,081,787
===========================================================================================================================
Automatic conversion of Class B shares to AIM Cash
  Reserve Shares:
  AIM Cash Reserve Shares                                   31,819,132        31,819,132       29,684,781        29,684,781
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                  (31,819,132)      (31,819,132)     (29,684,781)      (29,684,781)
===========================================================================================================================
Reacquired:
  AIM Cash Reserve Shares(a)                              (829,299,669)     (829,299,669)    (706,875,186)     (706,875,186)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                 (107,882,540)     (107,882,540)    (116,941,833)     (116,941,833)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                 (134,150,430)     (134,150,430)    (143,480,683)     (143,480,683)
---------------------------------------------------------------------------------------------------------------------------
  Class R                                                  (24,191,564)      (24,191,564)     (14,951,394)      (14,951,394)
---------------------------------------------------------------------------------------------------------------------------
  Class Y                                                  (26,492,461)      (26,492,461)              --                --
---------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                       (180,862,814)     (180,862,814)    (203,229,524)     (203,229,524)
===========================================================================================================================
     Net increase (decrease) in share activity             (73,233,758)    $ (73,233,758)     233,712,788     $ 233,712,788
___________________________________________________________________________________________________________________________
===========================================================================================================================





15        AIM MONEY MARKET FUND

(a) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from AIM Cash Reserve Shares and Investor Class shares into Class Y shares of the Fund:

     CLASS                                                                        SHARES           AMOUNT
     -------------------------------------------------------------------------------------------------------
     Class Y                                                                    13,132,421      $ 13,132,421
     -------------------------------------------------------------------------------------------------------
     AIM Cash Reserve Shares                                                   (11,670,397)      (11,670,397)
     -------------------------------------------------------------------------------------------------------
     Investor Class                                                             (1,462,024)       (1,462,024)
     _______________________________________________________________________________________________________
     =======================================================================================================



NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                           NET ASSET                                          DIVIDENDS
                             VALUE,       NET      NET REALIZED  TOTAL FROM   FROM NET    NET ASSET               NET ASSETS,
                           BEGINNING  INVESTMENT      GAINS      INVESTMENT  INVESTMENT  VALUE, END    TOTAL     END OF PERIOD
                           OF PERIOD    INCOME    ON SECURITIES  OPERATIONS    INCOME     OF PERIOD  RETURN(a)  (000S OMITTED)
------------------------------------------------------------------------------------------------------------------------------
AIM CASH RESERVE SHARES
Year ended 07/31/09          $1.00       $0.01(b)     $0.00         $0.01      $(0.01)      $1.00       0.77%      $681,584
Year ended 07/31/08           1.00        0.03(b)      0.00          0.03       (0.03)       1.00       3.21        727,519
Year ended 07/31/07           1.00        0.04           --          0.04       (0.04)       1.00       4.46        554,686
Year ended 07/31/06           1.00        0.03           --          0.03       (0.03)       1.00       3.48        642,623
Year ended 07/31/05           1.00        0.02           --          0.02       (0.02)       1.00       1.51        569,947
------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 07/31/09           1.00        0.00(b)      0.00          0.00       (0.00)       1.00       0.41        116,599
Year ended 07/31/08           1.00        0.02(b)      0.00          0.02       (0.02)       1.00       2.44        132,033
Year ended 07/31/07           1.00        0.04           --          0.04       (0.04)       1.00       3.68        135,772
Year ended 07/31/06           1.00        0.03           --          0.03       (0.03)       1.00       2.71        205,206
Year ended 07/31/05           1.00        0.01           --          0.01       (0.01)       1.00       0.91        219,312
------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 07/31/09           1.00        0.00(b)      0.00          0.00       (0.00)       1.00       0.41        104,584
Year ended 07/31/08           1.00        0.02(b)      0.00          0.02       (0.02)       1.00       2.44        112,005
Year ended 07/31/07           1.00        0.04           --          0.04       (0.04)       1.00       3.68         81,387
Year ended 07/31/06           1.00        0.03           --          0.03       (0.03)       1.00       2.71         97,087
Year ended 07/31/05           1.00        0.01           --          0.01       (0.01)       1.00       1.14         71,455
------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 07/31/09           1.00        0.01(b)      0.00          0.01       (0.01)       1.00       0.64         43,027
Year ended 07/31/08           1.00        0.03(b)      0.00          0.03       (0.03)       1.00       2.95         26,806
Year ended 07/31/07           1.00        0.04           --          0.04       (0.04)       1.00       4.20         18,731
Year ended 07/31/06           1.00        0.03           --          0.03       (0.03)       1.00       3.22         17,328
Year ended 07/31/05           1.00        0.01           --          0.01       (0.01)       1.00       1.26         15,070
------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 07/31/09(d)        1.00        0.01(b)      0.00          0.01       (0.01)       1.00       0.52         17,373
------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 07/31/09           1.00        0.01(b)      0.00          0.01       (0.01)       1.00       0.89        258,650
Year ended 07/31/08           1.00        0.03(b)      0.00          0.03       (0.03)       1.00       3.41        296,623
Year ended 07/31/07           1.00        0.05           --          0.05       (0.05)       1.00       4.72        270,679
Year ended 07/31/06           1.00        0.04           --          0.04       (0.04)       1.00       3.74        292,437
Year ended 07/31/05           1.00        0.02           --          0.02       (0.02)       1.00       1.76        303,082
______________________________________________________________________________________________________________________________
==============================================================================================================================

                               RATIO OF          RATIO OF
                               EXPENSES          EXPENSES
                              TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                              NET ASSETS      ASSETS WITHOUT   INVESTMENT
                           WITH FEE WAIVERS    FEE WAIVERS       INCOME
                            AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE
                               ABSORBED          ABSORBED      NET ASSETS
--------------------------------------------------------------------------
AIM CASH RESERVE SHARES
Year ended 07/31/09              0.81%(c)          0.96%(c)       0.77%(c)
Year ended 07/31/08              0.90              0.96           3.10
Year ended 07/31/07              1.00              1.00           4.37
Year ended 07/31/06              1.03              1.03           3.42
Year ended 07/31/05              0.92              1.02           1.46
--------------------------------------------------------------------------
CLASS B
Year ended 07/31/09              1.17(c)           1.70(c)        0.41(c)
Year ended 07/31/08              1.66              1.72           2.34
Year ended 07/31/07              1.75              1.75           3.62
Year ended 07/31/06              1.78              1.78           2.67
Year ended 07/31/05              1.50              1.77           0.88
--------------------------------------------------------------------------
CLASS C
Year ended 07/31/09              1.17(c)           1.70(c)        0.41(c)
Year ended 07/31/08              1.65              1.71           2.35
Year ended 07/31/07              1.75              1.75           3.62
Year ended 07/31/06              1.78              1.78           2.67
Year ended 07/31/05              1.29              1.77           1.09
--------------------------------------------------------------------------
CLASS R
Year ended 07/31/09              0.92(c)           1.20(c)        0.66(c)
Year ended 07/31/08              1.15              1.21           2.85
Year ended 07/31/07              1.25              1.25           4.12
Year ended 07/31/06              1.28              1.28           3.17
Year ended 07/31/05              1.17              1.27           1.21
--------------------------------------------------------------------------
CLASS Y
Year ended 07/31/09(d)           0.71(c)(e)        0.74(c)(e)     0.87(c)(e)
--------------------------------------------------------------------------
INVESTOR CLASS
Year ended 07/31/09              0.69(c)           0.71(c)        0.89(c)
Year ended 07/31/08              0.71              0.71           3.29
Year ended 07/31/07              0.75              0.75           4.62
Year ended 07/31/06              0.78              0.78           3.67
Year ended 07/31/05              0.67              0.77           1.71
__________________________________________________________________________
==========================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year, if applicable.
(b)  Calculated using average shares outstanding.
(c) Ratios are based on average daily net assets (000's omitted) of $774,239, $140,187, $122,539, $31,125, $16,591 and $280,621 for AIM Cash Reserve
     Shares, Class B, Class C, Class R, Class Y and Investor Class shares, respectively.
(d)  Commencement date of October 3, 2008.
(e)  Annualized.


16        AIM MONEY MARKET FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Investment Securities Funds and Shareholders of AIM Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Money Market Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

September 18, 2009
Houston, Texas



17        AIM MONEY MARKET FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2009 through July 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


----------------------------------------------------------------------------------------------------------
                                                                           HYPOTHETICAL
                                                                     (5% ANNUAL RETURN BEFORE
                                                  ACTUAL                     EXPENSES)
                                        ------------------------------------------------------
                           BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                         ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
         CLASS             (02/01/09)   (07/31/09)(1)   PERIOD(2)     (07/31/09)    PERIOD(2)      RATIO
----------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares    $1,000.00      $1,000.30       $3.72       $1,021.08       $3.76        0.75%
----------------------------------------------------------------------------------------------------------
           B                1,000.00       1,000.20        3.87        1,020.93        3.91        0.78
----------------------------------------------------------------------------------------------------------
           C                1,000.00       1,000.20        3.87        1,020.93        3.91        0.78
----------------------------------------------------------------------------------------------------------
           R                1,000.00       1,000.70        3.37        1,021.42        3.41        0.68
----------------------------------------------------------------------------------------------------------
           Y                1,000.00       1,000.20        3.82        1,020.98        3.86        0.77
----------------------------------------------------------------------------------------------------------
        Investor            1,000.00       1,000.70        3.37        1,021.42        3.41        0.68
----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2009 through July 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.


18        AIM MONEY MARKET FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees (the Board) of AIM     strategies and limitations of these funds.   the year as part of their ongoing
Investment Securities Funds is required                                                   oversight of the Fund, and did not
under the Investment Company Act of 1940        In addition to their meetings             identify any particular factor that was
to approve annually the renewal of the AIM   throughout the year, the Sub-Committees      controlling. Each Trustee may have
Money Market Fund (the Fund) investment      meet at designated contract renewal          evaluated the information provided
advisory agreement with Invesco Aim          meetings each year to conduct an in-depth    differently from another Trustee and
Advisors, Inc. (Invesco Aim) and the         review of the performance, fees, expenses,   attributed different weight to the various
Master Intergroup Sub-Advisory Contract      and other matters related to their           factors. The Trustees recognized that the
for Mutual Funds (the sub-advisory           assigned funds. During the contract          advisory arrangements and resulting
contracts) with Invesco Asset Management     renewal process, the Trustees receive        advisory fees for the Fund and the other
Deutschland GmbH, Invesco Asset Management   comparative performance and fee data         AIM Funds are the result of years of
Limited, Invesco Asset Management (Japan)    regarding the AIM Funds prepared by an       review and negotiation between the
Limited, Invesco Australia Limited,          independent company, Lipper, Inc.            Trustees and Invesco Aim, that the
Invesco Global Asset Management (N.A.),      (Lipper), under the direction and            Trustees may focus to a greater extent on
Inc., Invesco Hong Kong Limited, Invesco     supervision of the Senior Officer who also   certain aspects of these arrangements in
Institutional (N.A.), Inc., Invesco Senior   prepares a separate analysis of this         some years than in others, and that the
Secured Management, Inc. and Invesco         information for the Trustees. Each           Trustees' deliberations and conclusions in
Trimark Ltd. (collectively, the Affiliated   Sub-Committee then makes recommendations     a particular year may be based in part on
Sub-Advisers). During contract renewal       to the Investments Committee regarding the   their deliberations and conclusions
meetings held on June 16-17, 2009, the       fees and expenses of their assigned funds.   regarding these same arrangements
Board as a whole, and the disinterested or   The Investments Committee considers each     throughout the year and in prior years.
"independent" Trustees voting separately,    Sub-Committee's recommendations and makes
approved the continuance of the Fund's       its own recommendations regarding the fees      The discussion below serves as a
investment advisory agreement and the        and expenses of the AIM Funds to the full    summary of the Senior Officer's
sub-advisory contracts for another year,     Board. The Investments Committee also        independent written evaluation with
effective July 1, 2009. In doing so, the     considers each Sub-Committee's               respect to the Fund's investment advisory
Board determined that the Fund's             recommendations in making its annual         agreement as well as a discussion of the
investment advisory agreement and the        recommendation to the Board whether to       material factors and related conclusions
sub-advisory contracts are in the best       approve the continuance of each AIM Fund's   that formed the basis for the Board's
interests of the Fund and its shareholders   investment advisory agreement and            approval of the Fund's investment advisory
and that the compensation to Invesco Aim     sub-advisory contracts for another year.     agreement and sub-advisory contracts.
and the Affiliated Sub-Advisers under the                                                 Unless otherwise stated, information set
Fund's investment advisory agreement and        The independent Trustees met separately   forth below is as of June 17, 2009, and
sub-advisory contracts is fair and           during their evaluation of the Fund's        does not reflect any changes that may have
reasonable.                                  investment advisory agreement and            occurred since that date, including but
                                             sub-advisory contracts with independent      not limited to changes to the Fund's
THE BOARD'S FUND EVALUATION PROCESS          legal counsel. The independent Trustees      performance, advisory fees, expense
                                             were also assisted in their annual           limitations and/or fee waivers.
The Board's Investments Committee has        evaluation of the Fund's investment
established three Sub-Committees that are    advisory agreement by the Senior Officer.    FACTORS AND CONCLUSIONS AND SUMMARY OF
responsible for overseeing the management    One responsibility of the Senior Officer     INDEPENDENT WRITTEN FEE EVALUATION
of a number of the series portfolios of      is to manage the process by which the AIM
the AIM Funds. This Sub-Committee            Funds' proposed management fees are             A. Nature, Extent and Quality of
structure permits the Trustees to focus on   negotiated during the annual contract              Services Provided by Invesco Aim
the performance of the AIM Funds that have   renewal process to ensure that they are
been assigned to them. The Sub-Committees    negotiated in a manner that is at arms'      The Board reviewed the advisory services
meet throughout the year to review the       length and reasonable. Accordingly, the      provided to the Fund by Invesco Aim under
performance of their assigned funds, and     Senior Officer must either supervise a       the Fund's investment advisory agreement,
the Sub-Committees review monthly and        competitive bidding process or prepare an    the performance of Invesco Aim in
quarterly comparative performance            independent written evaluation. The Senior   providing these services, and the
information and periodic asset flow data     Officer recommended that an independent      credentials and experience of the officers
for their assigned funds. These materials    written evaluation be provided and, at the   and employees of Invesco Aim who provide
are prepared under the direction and         direction of the Board, prepared an          these services. The Board's review of the
supervision of the independent Senior        independent written evaluation.              qualifications of Invesco Aim to provide
Officer, an officer of the AIM Funds who                                                  these services included the Board's
reports directly to the independent             During the annual contract renewal        consideration of Invesco Aim's portfolio
Trustees. Over the course of each year,      process, the Board considered the factors    and product review process, various back
the Sub-Committees meet with portfolio       discussed below in evaluating the fairness   office support functions provided by
managers for their assigned funds and        and reasonableness of the Fund's             Invesco Aim and its affiliates, and
other members of management and review       investment advisory agreement and            Invesco Aim's equity and fixed income
with these individuals the performance,      sub-advisory contracts. The Board            trading operations. The Board concluded
investment objective(s), policies,           considered all of the information provided   that the nature, extent and quality of the
                                             to them, including information provided at   advisory services provided to the Fund by
                                             their meetings throughout                    Invesco Aim are appropriate and that
                                                                                          Invesco Aim


19     AIM MONEY MARKET FUND                                                                                               continued

currently is providing satisfactory          tracts benefit the Fund and its              rates, which includes using audited
advisory services in accordance with the     shareholders by permitting Invesco Aim to    financial data from the most recent annual
terms of the Fund's investment advisory      utilize the additional resources and         report of each fund in the expense group
agreement. In addition, based on their       talent of the Affiliated Sub-Advisers in     that was publicly available as of the end
ongoing meetings throughout the year with    managing the Fund.                           of the past calendar year. The Board noted
the Fund's portfolio manager or managers,                                                 that some comparative data was at least
the Board concluded that these individuals      C. Fund Performance                       one year old and that other data did not
are competent and able to continue to                                                     reflect the market downturn that occurred
carry out their responsibilities under the   The Board considered Fund performance as a   in the fourth quarter of 2008.
Fund's investment advisory agreement.        relevant factor in considering whether to
                                             approve the investment advisory agreement       The Board also compared the Fund's
   In determining whether to continue the    as well as the sub-advisory contracts for    effective fee rate (the advisory fee after
Fund's investment advisory agreement, the    the Fund, as Invesco Institutional           any advisory fee waivers and before any
Board considered the prior relationship      currently manages assets of the Fund.        expense limitations/waivers) to the
between Invesco Aim and the Fund, as well                                                 advisory fee rates of other domestic
as the Board's knowledge of Invesco Aim's       The Board compared the Fund's             clients of Invesco Aim and its affiliates
operations, and concluded that it is         performance during the past one, three and   with investment strategies comparable to
beneficial to maintain the current           five calendar years to the performance of    those of the Fund, including two mutual
relationship, in part, because of such       all funds in the Lipper performance          funds sub-advised by Invesco
knowledge. The Board also considered the     universe that are not managed by Invesco     Institutional. The Board noted that the
steps that Invesco Aim and its affiliates    Aim or an Affiliated Sub-Adviser and         Fund's rate was below the effective fee
continue to take to improve the quality      against the Lipper Money Market Funds        rate for the mutual fund advised by
and efficiency of the services they          Index. The Board noted that the Fund's       Invesco Aim and above the sub-adviser
provide to the AIM Funds in the areas of     performance was in the third quintile of     effective fee rate of the fund sub-advised
investment performance, product line         its performance universe for the one and     by Invesco Institutional. The Board also
diversification, distribution, fund          five year periods, and the fourth quintile   noted that Invesco Institutional
operations, shareholder services and         for the three year period (the first         sub-advises a foreign fund with comparable
compliance. The Board concluded that the     quintile being the best performing funds     investment strategies.
quality and efficiency of the services       and the fifth quintile being the worst
Invesco Aim and its affiliates provide to    performing funds). The Board noted that         The Board noted that Invesco Aim has
the AIM Funds in each of these areas         the Fund's performance was below the         agreed to reduce the per account transfer
support the Board's approval of the          performance of the Index for the one,        agent fee for all the retail funds,
continuance of the Fund's investment         three and five year periods. Invesco Aim     including the Fund, effective July 1,
advisory agreement.                          advised the Board that the Fund has          2009.
                                             historically been priced consistent with
   B. Nature, Extent and Quality of          its role as a conduit to and from other         The Board also considered the services
      Services Provided by Affiliated        Invesco Aim products, which impacts          provided by the Affiliated Sub-Advisers
      Sub-Advisers                           performance. Although the independent        pursuant to the sub-advisory contracts and
                                             written evaluation of the Fund's Senior      the services provided by Invesco Aim
The Board reviewed the services provided     Officer only considered Fund performance     pursuant to the Fund's advisory agreement,
by the Affiliated Sub-Advisers under the     through the most recent calendar year, the   as well as the allocation of fees between
sub-advisory contracts and the credentials   Board also reviewed more recent Fund         Invesco Aim and the Affiliated
and experience of the officers and           performance and this review did not change   Sub-Advisers pursuant to the sub-advisory
employees of the Affiliated Sub-Advisers     their conclusions. The Board noted that,     contracts. The Board noted that the
who provide these services. The Board        in response to the Board's focus on fund     sub-advisory fees have no direct effect on
concluded that the nature, extent and        performance, Invesco Aim has taken a         the Fund or its shareholders, as they are
quality of the services provided by the      number of actions intended to improve the    paid by Invesco Aim to the Affiliated
Affiliated Sub-Advisers are appropriate.     investment process for the funds.            Sub-Advisers, and that Invesco Aim and the
The Board noted that the Affiliated                                                       Affiliated Sub-Advisers are affiliates.
Sub-Advisers, which have offices and            D. Advisory and Sub-Advisory Fees and
personnel that are geographically                  Fee Waivers                               After taking account of the Fund's
dispersed in financial centers around the                                                 contractual advisory fee rate, the
world, can provide research and other        The Board compared the Fund's contractual    contractual sub-advisory fee rate, the
information and make recommendations on      advisory fee rate to the contractual         comparative advisory fee information
the markets and economies of various         advisory fee rates of funds in the Fund's    discussed above and other relevant
countries and securities of companies        Lipper expense group that are not managed    factors, the Board concluded that the
located in such countries or on various      by Invesco Aim or an Affiliated              Fund's advisory and sub-advisory fees are
types of investments and investment          Sub-Adviser, at a common asset level. The    fair and reasonable.
techniques. The Board noted that             Board noted that the Fund's contractual
investment decisions for the Fund are made   advisory fee rate was below the median          E. Economies of Scale and Breakpoints
by Invesco Institutional (N.A.), Inc.        contractual advisory fee rate of funds in
(Invesco Institutional). The Board           its expense group. The Board also reviewed   The Board considered the extent to which
concluded that the sub-advisory con-         the methodology used by Lipper in            there are economies of scale in the
                                             determining contractual fee                  provision of advisory services to the
                                                                                          Fund. The Board also considered whether
                                                                                          the Fund benefits from such economies of
                                                                                          scale through contractual breakpoints in
                                                                                          the Fund's advisory fee schedule. The


20     AIM MONEY MARKET FUND                                                                                               continued

Board noted that the Fund's contractual         G. Collateral Benefits to Invesco Aim     funds of uninvested cash, but not cash
advisory fee schedule includes one                 and its Affiliates                     collateral. The Board concluded that the
breakpoint and that the level of the                                                      Fund's investment of uninvested cash and
Fund's advisory fees, as a percentage of     The Board considered various other           cash collateral from any securities
the Fund's net assets, has decreased as      benefits received by Invesco Aim and its     lending arrangements in the affiliated
net assets increased because of the          affiliates resulting from Invesco Aim's      money market funds is in the best
breakpoint. Based on this information, the   relationship with the Fund, including the    interests of the Fund and its
Board concluded that the Fund's advisory     fees received by Invesco Aim and its         shareholders.
fees appropriately reflect economies of      affiliates for their provision of
scale at current asset levels. The Board     administrative, transfer agency and
also noted that the Fund shares directly     distribution services to the Fund. The
in economies of scale through lower fees     Board considered the performance of
charged by third party service providers     Invesco Aim and its affiliates in
based on the combined size of all of the     providing these services and the
AIM Funds and affiliates.                    organizational structure employed by
                                             Invesco Aim and its affiliates to provide
   F. Profitability and Financial            these services. The Board also considered
      Resources                              that these services are provided to the
                                             Fund pursuant to written contracts that
The Board reviewed information from          are reviewed and approved on an annual
Invesco Aim concerning the costs of the      basis by the Board. The Board concluded
advisory and other services that Invesco     that Invesco Aim and its affiliates are
Aim and its affiliates provide to the Fund   providing these services in a satisfactory
and the profitability of Invesco Aim and     manner and in accordance with the terms of
its affiliates in providing these            their contracts, and are qualified to
services. The Board also reviewed            continue to provide these services to the
information concerning the financial         Fund.
condition of Invesco Aim and its
affiliates. The Board reviewed with             The Board considered the benefits
Invesco Aim the methodology used to          realized by Invesco Aim and the Affiliated
prepare the profitability information. The   Sub-Advisers as a result of portfolio
Board considered the overall profitability   brokerage transactions executed through
of Invesco Ltd., the ultimate parent of      "soft dollar" arrangements. The Board
Invesco Aim and the Affiliated               noted that soft dollar arrangements shift
Sub-Advisers, and of Invesco Aim, as well    the payment obligation for research and
as the profitability of Invesco Aim in       execution services from Invesco Aim and
connection with managing the Fund. The       the Affiliated Sub-Advisers to the funds
Board noted that Invesco Aim continues to    and therefore may reduce Invesco Aim's and
operate at a net profit, although the        the Affiliated Sub-Advisers' expenses. The
reduction of assets under management as a    Board concluded that Invesco Aim's and the
result of market movements and the           Affiliated Sub-Advisers' soft dollar
increase in voluntary fee waivers for        arrangements are appropriate. The Board
affiliated money market funds have reduced   also concluded that, based on their review
the profitability of Invesco Aim and its     and representations made by the Chief
affiliates. The Board concluded that the     Compliance Officer of Invesco Aim, these
Fund's fees are fair and reasonable, and     arrangements are consistent with
that the level of profits realized by        regulatory requirements.
Invesco Aim and its affiliates from
providing services to the Fund is not           The Board considered the fact that the
excessive in light of the nature, quality    Fund's uninvested cash and cash collateral
and extent of the services provided. The     from any securities lending arrangements
Board considered whether Invesco Aim is      may be invested in money market funds
financially sound and has the resources      advised by Invesco Aim pursuant to
necessary to perform its obligations under   procedures approved by the Board. The
the Fund's investment advisory agreement,    Board noted that Invesco Aim will receive
and concluded that Invesco Aim has the       advisory fees from these affiliated money
financial resources necessary to fulfill     market funds attributable to such
these obligations. The Board also            investments, although Invesco Aim has
considered whether each Affiliated           contractually agreed to waive through at
Sub-Adviser is financially sound and has     least June 30, 2010, the advisory fees
the resources necessary to perform its       payable by the Fund in an amount equal to
obligations under the sub-advisory           100% of the net advisory fees Invesco Aim
contracts, and concluded that each           receives from the affiliated money market
Affiliated Sub-Adviser has the financial     funds with respect to the Fund's
resources necessary to fulfill these         investment in the affiliated money market
obligations.


21      AIM MONEY MARKET FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended
July 31, 2009:



     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Qualified Dividend Income*                               0%
     Corporate Dividends Received Deduction*                  0%
     U.S. Treasury Obligations*                               0%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.


22        AIM MONEY MARKET FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

        NAME, YEAR          TRUSTEE AND/
 OF BIRTH AND POSITION(S)    OR OFFICER                         PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIP(S)
    HELD WITH THE TRUST        SINCE                              DURING PAST 5 YEARS                             HELD BY TRUSTEE
--------------------------  ------------  -------------------------------------------------------------------  ---------------------
INTERESTED PERSONS

Martin L. Flanagan(1) --    2007          Executive Director, Chief Executive Officer and President, Invesco   None
1960                                      Ltd. (ultimate parent of Invesco Aim and a global investment
Trustee                                   management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds(R); Vice
                                          Chairman, Investment Company Institute; and Member of Executive
                                          Board, SMU Cox School of Business

                                          Formerly: Director, Chairman, Chief Executive Officer and
                                          President, IVZ Inc. (holding company), INVESCO Group Services, Inc.
                                          (service provider) and Invesco North American Holdings, Inc.
                                          (holding company); Director, Chief Executive Officer and President,
                                          Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd. and Chairman,
                                          Investment Company Institute

Philip A. Taylor(2) --      2006          Head of North American Retail and Senior Managing Director, Invesco  None
1954                                      Ltd.; Director, Chief Executive Officer and President, Invesco Aim
Trustee, President and                    Advisors, Inc. and 1371 Preferred Inc. (holding company); Director,
Principal Executive                       Chairman, Chief Executive Officer and President, Invesco Aim
Officer                                   Management Group, Inc. (financial services holding company) and
                                          Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc.
                                          (registered investment advisor and registered transfer agent) and
                                          AIM GP Canada Inc. (general partner for limited partnerships);
                                          Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services,
                                          Inc. (registered transfer agent) and INVESCO Distributors, Inc.
                                          (registered broker dealer); Director, President and Chairman,
                                          INVESCO Inc. (holding company) and Invesco Canada Holdings Inc.
                                          (holding company); Chief Executive Officer, AIM Trimark Corporate
                                          Class Inc. (corporate mutual fund company) and AIM Trimark Canada
                                          Fund Inc. (corporate mutual fund company); Director and Chief
                                          Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltee
                                          (registered investment advisor and registered transfer agent) and
                                          Invesco Trimark Dealer Inc. (registered broker dealer); Trustee,
                                          President and Principal Executive Officer, The AIM Family of
                                          Funds(R) (other than AIM Treasurer's Series Trust and Short-Term
                                          Investments Trust); Trustee and Executive Vice President, The AIM
                                          Family of Funds(R) (AIM Treasurer's Series Trust and Short-Term
                                          Investments Trust only); and Manager, Invesco PowerShares Capital
                                          Management LLC

                                          Formerly: President, Invesco Trimark Dealer Inc.; Director and
                                          President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada
                                          Fund Inc.; Director and President, Invesco Trimark Ltd./Invesco
                                          Trimark Ltee; Senior Managing Director, Invesco Holding Company
                                          Limited; Trustee and Executive Vice President, Tax-Free Investments
                                          Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive
                                          Officer, The AIM Family of Funds(R) (AIM Treasurer's Series Trust,
                                          Short-Term Investments Trust and Tax-Free Investments Trust only);
                                          President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund
                                          Inc.; and Director, Trimark Trust (federally regulated Canadian trust company)

INDEPENDENT TRUSTEES

Bruce L. Crockett -- 1944   2001          Chairman, Crockett Technology Associates (technology consulting      ACE Limited
Trustee and Chair                         company)                                                             (insurance company);
                                                                                                               Captaris, Inc.
                                                                                                               (unified messaging
                                                                                                               provider); and
                                                                                                               Investment Company
                                                                                                               Institute

Bob R. Baker -- 1936        2003          Retired                                                              None
Trustee

Frank S. Bayley -- 1939     1987          Retired                                                              None
Trustee
                                          Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)

James T. Bunch -- 1942      2003          Founder, Green, Manning & Bunch Ltd., (investment banking firm)      Board of Governors,
Trustee                                                                                                        Western Golf
                                                                                                               Association/Evans
                                                                                                               Scholars Foundation
                                                                                                               and Executive
                                                                                                               Committee, United
                                                                                                               States Golf
                                                                                                               Association

Albert R. Dowden -- 1941    2001          Director of a number of public and private business corporations,    Board of Nature's
Trustee                                   including the Boss Group Ltd. (private investment and management);   Sunshine Products,
                                          Continental Energy Services, LLC (oil and gas pipeline service);     Inc.
                                          Reich & Tang Funds (registered investment company); Annuity and
                                          Life Re (Holdings), Ltd. (reinsurance company), and Homeowners of
                                          America Holding Corporation/Homeowners of America Insurance
                                          Company (property casualty company)

                                          Formerly: Director, CompuDyne Corporation (provider of product and services to the public security market); Director, President and
                                          Chief Executive Officer, Volvo Group North America, Inc.; Senior
                                          Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields -- 1952      2001          Chief Executive Officer, Twenty First Century Group, Inc.            Administaff
Trustee                                   (government affairs company); and Owner and Chief Executive
                                          Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and
                                          Cross Timbers Quail Research Ranch (non-profit)

                                          Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling -- 1937     2001          Partner, law firm of Kramer Levin Naftalis and Frankel LLP           Director, Reich &
Trustee                                                                                                        Tang Funds
                                                                                                               (16 portfolios)

Prema Mathai-Davis -- 1950  2001          Retired                                                              None
Trustee

Lewis F. Pennock -- 1942    2001          Partner, law firm of Pennock & Cooper                                None
Trustee

Larry Soll -- 1942          2003          Retired                                                              None
Trustee

Raymond Stickel, Jr. --     2005          Retired                                                              None
1944
Trustee                                   Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)

(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

        NAME, YEAR          TRUSTEE AND/
 OF BIRTH AND POSITION(S)    OR OFFICER                         PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIP(S)
    HELD WITH THE TRUST        SINCE                              DURING PAST 5 YEARS                             HELD BY TRUSTEE
--------------------------  ------------  -------------------------------------------------------------------  ---------------------
OTHER OFFICERS

Russell C. Burk -- 1958     2005          Senior Vice President and Senior Officer of The AIM Family of        N/A
Senior Vice President and                 Funds(R)
Senior Officer
                                          Formerly: Director of Compliance and Assistant General Counsel,
                                          ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                          Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

John M. Zerr -- 1962        2006          Director, Senior Vice President, Secretary and General Counsel,      N/A
Senior Vice President,                    Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and
Chief Legal Officer and                   Invesco Aim Capital Management, Inc.; Director, Senior Vice
Secretary                                 President and Secretary, Invesco Aim Distributors, Inc.; Director,
                                          Vice President and Secretary, Invesco Aim Investment Services,
                                          Inc. and INVESCO Distributors, Inc.; Director and Vice President,
                                          INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal
                                          Officer and Secretary, The AIM Family of Funds(R); and Manager,
                                          Invesco PowerShares Capital Management LLC

                                          Formerly: Director, Vice President and Secretary, Fund Management
                                          Company; Vice President, Invesco Aim Capital Management, Inc.;
                                          Chief Operating Officer and General Counsel, Liberty Ridge Capital,
                                          Inc. (an investment adviser); Vice President and Secretary, PBHG
                                          Funds (an investment company); Vice President and Secretary, PBHG
                                          Insurance Series Fund (an investment company); Chief Operating
                                          Officer, General Counsel and Secretary, Old Mutual Investment
                                          Partners (a broker-dealer); General Counsel and Secretary, Old
                                          Mutual Fund Services (an administrator); General Counsel and
                                          Secretary, Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary,
                                          Old Mutual Capital, Inc. (an investment adviser); and Vice
                                          President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley -- 1959    2004          Global Compliance Director, Invesco Ltd.; and Vice President, The    N/A
Vice President                            AIM Family of Funds(R)

                                          Formerly: Senior Vice President, Invesco Aim Management Group,
                                          Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                          Aim Advisors, Inc. and The AIM Family of Funds(R); Vice President
                                          and Chief Compliance Officer, Invesco Aim Capital Management, Inc.
                                          and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim
                                          Investment Services, Inc. and Fund Management Company

Kevin M. Carome -- 1956     2003          General Counsel, Secretary and Senior Managing Director, Invesco     N/A
Vice President                            Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds
                                          Group, Inc.; Director and Executive Vice President, IVZ, Inc.,
                                          Invesco Group Services, Inc., .Invesco North American Holdings,
                                          Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President,
                                          The AIM Family of Funds(R)

                                          Formerly: Secretary, Invesco North American Holdings, Inc.; Vice
                                          President and Secretary, IVZ, Inc. and Invesco Group Services,
                                          Inc.; Senior Managing Director and Secretary, Invesco Holding
                                          Company Limited; Director, Senior Vice President, Secretary and
                                          General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                          Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                          Inc.; Director, General Counsel and Vice President, Fund Management
                                          Company; Vice President, Invesco Aim Capital Management, Inc. and
                                          Invesco Aim Investment Services, Inc.; Senior Vice President, Chief
                                          Legal Officer and Secretary, The AIM Family of Funds(R); Director
                                          and Vice President, INVESCO Distributors, Inc.; and Chief Executive
                                          Officer and President, INVESCO Funds Group, Inc.

Sheri Morris -- 1964        1999          Vice President, Treasurer and Principal Financial Officer, The AIM   N/A
Vice President, Treasurer                 Family of Funds(R); and Vice President, Invesco Aim Advisors, Inc.,
and Principal Financial                   Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset
Officer                                   Management Inc.

                                          Formerly: Assistant Vice President and Assistant Treasurer, The AIM
                                          Family of Funds(R) and Assistant Vice President, Invesco Aim
                                          Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco
                                          Aim Private Asset Management, Inc.

Karen Dunn Kelley -- 1960   2004          Head of Invesco's World Wide Fixed Income and Cash Management        N/A
Vice President                            Group; Vice President, Invesco Institutional (N.A.), Inc.
                                          (registered investment advisor); Director of Cash Management and
                                          Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim
                                          Capital Management, Inc.; Executive Vice President, Invesco Aim
                                          Distributors, Inc.; Senior Vice President, Invesco Aim Management
                                          Group, Inc.; Vice President, The AIM Family of Funds(R) (other than
                                          AIM Treasurer's Series Trust and Short-Term Investments Trust);
                                          and President and Principal Executive Officer, The AIM Family of
                                          Funds(R) (AIM Treasurer's Series Trust and Short-Term Investments
                                          Trust only)

                                          Formerly: President and Principal Executive Officer, Tax-Free
                                          Investments Trust; Director and President, Fund Management Company;
                                          Chief Cash Management Officer and Managing Director, Invesco Aim
                                          Capital Management, Inc.; and Vice President, Invesco Aim Advisors,
                                          Inc. and The AIM Family of Funds(R) (AIM Treasurer's Series Trust,
                                          Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek -- 1967     2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,      N/A
Anti-Money Laundering                     Inc., Invesco Aim Capital Management, Inc., Invesco Aim
Compliance Officer                        Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco
                                          Aim Private Asset Management, Inc. and The AIM Family of Funds(R)

                                          Formerly: Anti-Money Laundering Compliance Officer, Fund Management
                                          Company; and Manager of the Fraud Prevention Department, Invesco
                                          Aim Investment Services, Inc.

Todd L. Spillane -- 1958    2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior    N/A
Chief Compliance Officer                  Vice President and Chief Compliance Officer, Invesco Aim Advisors,
                                          Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance
                                          Officer, The AIM Family of Funds(R), Invesco Global Asset
                                          Management (N.A.), Inc. (registered investment advisor), Invesco
                                          Institutional (N.A.), Inc., (registered investment advisor),
                                          INVESCO Private Capital Investments, Inc. (holding company),
                                          Invesco Private Capital, Inc. (registered investment advisor) and
                                          Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and
                                          Invesco Aim Investment Services, Inc.

                                          Formerly: Vice President, Invesco Aim Capital Management, Inc. and
                                          Fund Management Company; and Global Head of Product Development,
                                          AIG-Global Investment Group, Inc.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's prospectus for information on the Fund's sub-advisors.

OFFICE OF THE FUND
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

COUNSEL TO THE FUND
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INVESTMENT ADVISOR
Invesco Aim Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

COUNSEL TO THE INDEPENDENT TRUSTEES
Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

DISTRIBUTOR
Invesco Aim Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

TRANSFER AGENT
Invesco Aim Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

AUDITORS
PricewaterhouseCoopers LLP
1201 Louisiana Street
Suite 2900
Houston, TX 77002-5678

CUSTODIAN
The Bank of New York Mellon
2 Hanson Place
Brooklyn, NY 11217-1431

[GO PAPERLESS
   GRAPHIC]
====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

-  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of    -  EFFICIENT. Stop waiting for regular mail. Your documents
   trees used to produce paper.                                       will be sent via email as soon as they're available.

-  ECONOMICAL. Help reduce your fund's printing and delivery       -  EASY. Download, save and print files using your home
   expenses and put more capital back in your fund's returns.         computer with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise.
If you do not want the mailing of these documents to be combined with those for other members of your house-hold, please contact
Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after October 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim
Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital
Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco
Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

   It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc.,         [INVESCO AIM LOGO]
Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset            -- SERVICE MARK --
Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

                                                          invescoaim.com   MKT-AR-1    Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]          ANNUAL REPORT TO SHAREHOLDERS          JULY 31, 2009
 - SERVICE MARK -

                            AIM MUNICIPAL BOND FUND

                                [MOUNTAIN GRAPHIC]

2      Letters to Shareholders
4      Performance Summary
4      Management Discussion
6      Long-Term Fund Performance
8      Supplemental Information
9      Schedule of Investments
24     Financial Statements
26     Notes to Financial Statements
32     Financial Highlights
33     Auditor's Report
34     Fund Expenses
35     Approval of Investment Advisory and Sub-Advisory Agreements
38     Tax Information
T-1    Trustees and Officers

                                     Dear Shareholders:

                                     While the year covered by this report was difficult - for long-time investors and veteran investment professionals alike - economic conditions and market trends appeared much more favorable at the close of the fiscal year than at its start.

             [TAYLOR                    The 12 months ended July 31, 2009, included a sharp market sell-off that occurred in the
              PHOTO]                 second half of 2008. That downturn affected virtually all sectors, markets and investors. The decline had a number of causes, the most immediate being unprecedented turmoil in credit markets. Economic uncertainty prompted banks to hoard cash and reduce lending, and caused investors to shun short-term corporate debt. As a result, businesses found it difficult to fund
           Philip Taylor             their day-to-day operations, and the U.S. economy - as well as economies around the globe -
                                     virtually froze briefly.

                                     INCREASED COMMUNICATION

                                     These developments prompted a greater-than-usual number of shareholders to contact me.

Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.

   Many of you sought explanations for the decline in the value of your accounts, while others asked more general questions about when the economy might improve. Your questions, comments and suggestions gave me better insight into what was on your minds, and I was pleased that so many of you took the time to share your thoughts with me.

   As a result, Invesco Aim's investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of "Investment Perspectives" articles on our website, invescoaim.com. Through these articles, we've tried to provide timely market commentary, general investor education information and sector updates. I hope you'll take a moment to read them and let me know if you find them useful.

   To access your Fund's latest quarterly commentary, click on "Products and Performance" at the top of our website; next, select
"Mutual Funds"; and then click on "Quarterly Commentary."

   I also hope you've stayed in touch with your financial advisor. An experienced financial advisor who is familiar with your individual investment goals, time horizon and risk tolerance can be a source of comfort and information during uncertain times.

He or she can monitor your investments to ensure they're on track and can prevent you from making impulsive short-term decisions that may have adverse long-term consequences.

REASONS FOR OPTIMISM

The economy and equity markets reacted to a barrage of negative news during the year. Consumer spending - which accounts for more than two-thirds(1) of the U.S. economy - was sluggish as unemployment rose; more workers worried about their job security; home and portfolio values declined; and credit became more difficult to obtain.

   In his semiannual monetary policy report to Congress in late July, U.S. Federal Reserve Board Chairman Ben Bernanke summarized the stresses and strains the U.S. and global economies suffered in late 2008 and early 2009. Importantly, he suggested that the aggressive, coordinated actions taken by governments and central banks around the world finally may be yielding results. He testified that in recent months:

   -  The pace of overall economic decline appears to have slowed significantly.

   -  Credit availability, for consumers and businesses, has improved noticeably.

   -  Investors' extreme risk aversion has eased somewhat.

   -  The decline in housing activity appears to have moderated.

   While these and other trends offer encouragement, uncertainties remain. Chairman Bernanke testified that he anticipates a gradual recovery in 2010 with some acceleration in economic growth in 2011, together with subdued inflation over the next two years. His considered judgment appears to be shared by investors who have begun to return, cautiously, to the equities market, causing major
U.S. stock-market indexes to bounce off their March lows.

A SINGLE FOCUS

I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest(2) and most diversified global asset managers. It provides clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.

   Our investment professionals have managed clients' money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.

   If you have questions about this report or your account, please contact one of our client services representatives at 800 959
4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.

   Thank you for investing with us. All of us at Invesco Aim look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1) Reuters;

(2) Pensions & Investments

2      AIM MUNICIPAL BOND FUND

                                     Dear Fellow Share holders:

                                     Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on your individual long-term goals can be a wise course in such uncertain times. We believe the
            [CROCKETT                route to financial success is more like a marathon than a sprint.
              PHOTO]
                                        Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.

          Bruce Crockett                We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.'s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market's decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim
Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals."

   The website also contains news and market information, investment education and planning information and current reports and prospectuses for all the AIM Funds and I highly recommend it to you.

   You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3      AIM MUNICIPAL BOND FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================   municipality or taxing authority backing
PERFORMANCE SUMMARY                                                                       the bond.

For the fiscal year ended July 31, 2009, Class A shares of AIM Municipal Bond Fund, at    MARKET CONDITIONS AND YOUR FUND
net asset value (NAV), lagged the Fund's benchmark, the Barclays Capital Municipal Bond
Index, primarily due to the Fund's exposure to longer maturity municipal securities,      Weakness in the U.S. housing,
which underperformed short and intermediate maturity tax-exempt bonds.                    manufacturing, retail and finance sectors,
                                                                                          as well as the absence of properly
   Your Fund's long-term performance appears later in this report.                        functioning credit markets, all
                                                                                          contributed to general economic weakness
FUND VS. INDEXES                                                                          during the period. Gross domestic product
                                                                                          (GDP), the broadest measure of overall
Total returns, 7/31/08 to 7/31/09, at net asset value (NAV). Performance shown does not   U.S. economic activity, reflected a
include applicable contingent deferred sales charges (CDSC) or front-end sales charges,   shrinking economy during each of the
which would have reduced performance.                                                     calendar quarters covered by this report.
                                                                                          (1)
Class A Shares                                                                     3.55%
Class B Shares                                                                     2.78      The U.S. Federal Reserve Board (the
Class C Shares                                                                     2.91   Fed) moved aggressively throughout the
Class Y Shares*                                                                    3.74   Fund's fiscal year to attempt to stimulate
Investor Class Shares                                                              3.54   economic growth and enhance market
Barclays Capital Municipal Bond Index(Triangle) (Broad Market /                           liquidity. Between October and December
   Style-Specific Index)                                                           5.11   2008, the federal funds target rate was
Lipper General Municipal Debt Funds Index(Triangle) (Peer Group Index)             1.76   lowered from 2.00% to the current range of
                                                                                          zero to 0.25%.2 In doing so, the Fed hoped
(Triangle)Lipper Inc.                                                                     to stimulate an economic recovery by
                                                                                          making money more available to consumers
*  Share class incepted during the fiscal year. See page 7 for a detailed explanation     and businesses.
   of Fund performance.
                                                                                             In light of the failures at Lehman
=======================================================================================   Brothers, IndyMac Bank and Washington
                                                                                          Mutual (not Fund holdings), government
HOW WE INVEST                                   The Fund invests primarily in             interventions into the financial markets
                                             high-quality municipal debt securities       were plentiful throughout the Fund's
To pursue the Fund's objective of            that we believe have favorable prospects     fiscal year. Government bailouts of Fannie
achieving a high level of current income     for high current income and pay interest     Mae, Freddie Mac and American
exempt from federal income taxes,            excluded from gross income for federal       International Group (AIG) (not Fund
consistent with the preservation of          income tax purposes. Up to 20% of the        holdings), along with extraordinary
principal, we invest the Fund's assets       Fund's assets may be invested in municipal   liquidity measures such as the $700
primarily in investment-grade municipal      debt securities that are determined to be    billion Troubled Asset Recovery Program
securities, including both revenue bonds     below investment grade quality.              (TARP) were some of the emergency actions
(repaid from revenues generated by the                                                    taken by the government to support the
projects they fund) and general obligation      We approach the portfolio construction    U.S. financial system and the overall
bonds (repaid from the municipality's        process with a macro view of the economy     economy. Shaken investor confidence,
general revenues).                           and micro view of the municipal bond         volatility and impaired liquidity
                                             market. From that point, the universe of     characterized the credit markets during
   We believe that active management of      available supply is evaluated within a       much of the period.
the portfolio can provide a steady stream    series of criteria that include price,
of tax-exempt income while seeking to        credit quality, maturity, rich/cheap            The performance of the municipal bond
provide protection of principal.             analysis, taxability, liquidity and          market mimicked the broader financial
                                             sector.                                      markets. The 2008 segment of the fiscal
   While we typically hold bonds to
maturity to avoid selling-related capital       The Fund assesses creditworthiness of
gains, we may sell a holding if we see       individual securities based upon financial
degradation in the issuer's credit           characteristics and covenants of the
quality, to limit or reduce exposure to a    issues. Geographic considerations are
particular sector or issuer, or to shorten   evaluated to assess the potential for
or lengthen the Fund's duration.             future tax and revenue streams for the

==========================================   =======================================================================================

PORTFOLIO COMPOSITION                        TOP FIVE FIXED INCOME HOLDINGS*
By credit quality

AAA                                   20.7%
AA                                    19.0                                                                                   % OF
A                                     23.0   ISSUER                                                   COUPON   MATURITY   NET ASSETS
BBB                                    4.3   1. Petersburg (City of) Indianapolis Power & Light        5.40%     8/1/17      1.8%
BB                                     0.3   2. Boston (City of) Water & Sewer Commission              5.25     11/1/19      1.1
B                                      0.7   3. New York & New Jersey (States of) Port Authority       6.13      6/1/94      1.0
NR                                     3.2   4. Massachusetts (State of) Development Finance Agency    6.00     5/15/59      1.0
Pre-refunded                          28.6   5. Spring Branch Independent School District              5.75      2/1/10      0.9
Cash                                   0.2
                                             =======================================================================================
==========================================
==========================================   The Fund's holdings are subject to change, and there is no assurance that the Fund will
Total Net Assets            $557.4 million   continue to hold any particular security.

Total Number of Holdings*              389   *  Excluding cash equivalent fund holdings.
==========================================


4     AIM MUNICIPAL BOND FUND

year was extremely difficult, and as            We continued to position the Fund with                RICHARD BERRY
credit markets essentially stopped           a shorter duration than the duration of                  Chartered Financial Analyst,
functioning, investors preferred only the    its benchmark in an effort to minimize                   senior portfolio manager, is
safest assets. The 2009 portion of the       Fund sensitivity to increases in interest                manager of AIM Municipal Bond
reporting period brought a recovery, with    rates. The municipal yield curve steepened               Fund. Mr. Berry joined Invesco
higher risk segments of the municipal bond   significantly during the reporting period                Aim in 1987 and has been in
market leading the way.                      as yields on the short and intermediate         [BERRY   the investment industry since
                                             sections of the curve fell more than on         PHOTO]   1968. He has served as
   One factor contributing to the rise of    the long-end of the curve.(3) As a result,               president and director of the
municipal bond prices was the relative       our overall defensive duration positioning               Dallas Association of
attractiveness of municipal bonds versus     had a negative impact on relative                        Investment Analysts, chairman
U.S. Treasury securities. In December        performance.                                             of the board of regents of the
2008, a 30-year AAA-rated municipal                                                                   Financial Analysis Seminar and
security traded at a yield approximately        Our yield curve strategy also was a                   a trustee of the Lancaster
200% above that of a 30-year Treasury        primary detractor from relative                          Independent School District.
bond.(3) Historically, municipal bonds have  performance. We maintained an exposure to                He earned a B.B.A. and M.B.A.
traded at levels between 80% and 90% of      longer term municipal securities, because                from Texas Christian
comparable Treasury securities.(3) At the    of their attractiveness on an income and                 University.
close of the reporting period, a 30-year     tax-equivalent yield basis. Municipal
municipal bond provided a yield level        bonds with longer maturities                             STEPHEN TURMAN
slightly higher than that of a 30-year       underperformed municipal securities with                 Chartered Financial Analyst,
Treasury security.(3) Bond yields and        shorter maturities as short and                          senior portfolio manager, is
prices move in opposite directions.          intermediate-term bond yields declined                   manager of AIM Municipal Bond
                                             more on an absolute and relative basis                   Fund. Mr. Turman began his
   We maintained our conservative bias in    than long-term bond yields.(3)                 [TURMAN   career in the investment
managing the Fund's assets, seeking                                                          PHOTO]   business in 1983 and joined
opportunities in higher rated/higher            As always, we appreciate your continued               Invesco Aim in 1985. Prior to
coupon municipal bonds that, in general,     participation in AIM Municipal Bond Fund.                joining Invesco Aim, he worked
exhibit lower price volatility. During the                                                            in institutional sales. Mr.
reporting period, the Fund held a            1 Bureau of Economic Analysis                            Turman earned a B.B.A. in
significant portion of its assets in AAA-    2 U.S. Federal Reserve                                   finance from the University of
and AA-rated bonds. Higher rated municipal   3 Barclays Capital                                       Texas at Arlington.
bonds outperformed lower quality issues
over the fiscal year, which was positive     The views and opinions expressed in
for relative and absolute Fund               management's discussion of Fund
performance.(3)                              performance are those of Invesco Aim
                                             Advisors, Inc. These views and opinions
   At the state level, the Fund's exposure   are subject to change at any time based on
to municipal bonds issued in Texas had the   factors such as market and economic
largest weighting in the portfolio. Texas    conditions. These views and opinions may
bonds outperformed the broad municipal       not be relied upon as investment advice or
bond index, which benefited the Fund's       recommendations, or as an offer for a
relative performance.(3) Conversely,         particular security. The information is
exposure to municipal bonds issued in        not a complete analysis of every aspect of
California, the second-largest weighting     any market, country, industry, security or
in the portfolio, was a primary detractor    the Fund. Statements of fact are from
from relative performance.                   sources considered reliable, but Invesco
                                             Aim Advisors, Inc. makes no representation
   At the sector level, the Fund was also    or warranty as to their completeness or
overweight pre-refunded and revenue bonds.   accuracy. Although historical performance
The pre-refunded sector of the municipal     is no guarantee of future results, these
market finished the fiscal year among the    insights may help you understand our
leaders in the asset class, which was        investment management philosophy.
positive for relative performance.(3) An
overweight in revenue bonds detracted from   See important Fund and index disclosures
relative results despite their               later in this report.
outperformance during 2009.


5     AIM MUNICIPAL BOND FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            shown in the chart and table(s) does not     one that indicates the dollar value of an
comparable future results.                   reflect deduction of taxes a shareholder     investment, is constructed with each
                                             would pay on Fund distributions or sale of   segment representing a percent change in
   The data shown in the chart include       Fund shares.                                 the value of the investment. In this
reinvested distributions, applicable sales                                                chart, each segment represents a doubling,
charges and Fund expenses including             This chart, which is a logarithmic        or 100% change, in the value of the
management fees. Index results include       chart, presents the fluctuations in the      investment. In other words, the space
reinvested dividends, but they do not        value of the Fund and its indexes. We        between $5,000 and $10,000 is the same
reflect sales charges. Performance of the    believe that a logarithmic chart is more     size as the space between $10,000 and
peer group reflects fund expenses and        effective than other types of charts in      $20,000.
management fees; performance of a market     illustrating changes in value during the
index does not. Performance                  early years shown in the chart. The
                                             vertical axis, the


6     AIM MUNICIPAL BOND FUND

                                                       AIM MUNICIPAL BOND FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT - OLDEST SHARE CLASS WITH SALES CHARGES

Fund and index data from 7/31/99

             AIM Municipal          Barclays         Lipper General
              Bond Fund-       Capital Municipal     Municipal Debt
  Date      Class A Shares       Bond Index(1)       Funds Index(1)

7/31/99          $9525               $10000              $10000
   8/99           9435                 9920                9881
   9/99           9429                 9924                9855
  10/99           9327                 9816                9718
  11/99           9404                 9921                9811
  12/99           9325                 9847                9717
   1/00           9282                 9804                9639
   2/00           9359                 9918                9776
   3/00           9509                10135                9990
   4/00           9478                10075                9922
   5/00           9446                10022                9855
   6/00           9623                10288               10109
   7/00           9727                10431               10250
   8/00           9844                10592               10411
   9/00           9811                10537               10347
  10/00           9892                10652               10454
  11/00           9934                10732               10524
  12/00          10129                10998               10796
   1/01          10185                11106               10876
   2/01          10229                11142               10927
   3/01          10311                11242               11019
   4/01          10237                11120               10864
   5/01          10318                11239               10989
   6/01          10387                11315               11080
   7/01          10533                11482               11255
   8/01          10679                11671               11457
   9/01          10564                11632               11363
  10/01          10684                11771               11481
  11/01          10620                11672               11364
  12/01          10516                11561               11244
   1/02          10678                11762               11419
   2/02          10801                11903               11557
   3/02          10628                11670               11338
   4/02          10792                11898               11544
   5/02          10848                11971               11615
   6/02          10931                12097               11727
   7/02          11043                12253               11877
   8/02          11141                12400               11994
   9/02          11349                12672               12250
  10/02          11144                12462               11990
  11/02          11132                12410               11945
  12/02          11384                12672               12214
   1/03          11358                12639               12138
   2/03          11500                12816               12323
   3/03          11474                12824               12303
   4/03          11589                12909               12414
   5/03          11860                13211               12710
   6/03          11834                13155               12643
   7/03          11419                12694               12213
   8/03          11491                12789               12303
   9/03          11794                13165               12664

====================================================================================================================================

(1)   Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

  10/03          11750                13099               12618
  11/03          11866                13235               12761
  12/03          11968                13345               12866
   1/04          12056                13421               12909
   2/04          12232                13623               13112
   3/04          12173                13576               13037
   4/04          11877                13254               12745
   5/04          11818                13206               12703
   6/04          11863                13254               12746
   7/04          12012                13429               12902
   8/04          12222                13698               13144
   9/04          12298                13771               13219
  10/04          12404                13889               13326
  11/04          12313                13775               13227
  12/04          12496                13943               13398
   1/05          12619                14073               13530
   2/05          12575                14026               13496
   3/05          12500                13938               13394
   4/05          12686                14158               13603
   5/05          12781                14258               13709
   6/05          12845                14346               13794
   7/05          12800                14281               13744
   8/05          12927                14425               13885
   9/05          12803                14328               13786
  10/05          12726                14241               13703
  11/05          12807                14310               13766
  12/05          12917                14433               13894
   1/06          12932                14472               13931
   2/06          13026                14569               14041
   3/06          12944                14468               13960
   4/06          12958                14463               13947
   5/06          13005                14528               14018
   6/06          12954                14473               13961
   7/06          13098                14645               14131
   8/06          13275                14863               14341
   9/06          13370                14966               14440
  10/06          13433                15060               14534
  11/06          13546                15185               14656
  12/06          13493                15132               14603
   1/07          13457                15093               14574
   2/07          13637                15292               14748
   3/07          13566                15254               14711
   4/07          13614                15299               14756
   5/07          13543                15232               14693
   6/07          13471                15153               14612
   7/07          13569                15270               14682
   8/07          13498                15204               14542
   9/07          13682                15429               14750
  10/07          13747                15498               14793
  11/07          13811                15597               14818
  12/07          13860                15640               14805
   1/08          13994                15837               14981
   2/08          13398                15112               14216
   3/08          13762                15544               14594
   4/08          13900                15726               14790
   5/08          13967                15821               14903
   6/08          13840                15643               14703
   7/08          13871                15702               14688
   8/08          13994                15886               14825
   9/08          13382                15141               14039
  10/08          13254                14986               13612
  11/08          13197                15034               13454
  12/08          13356                15253               13405
   1/09          13698                15811               14038
   2/09          13841                15894               14177
   3/09          13893                15897               14127
   4/09          14111                16215               14532

====================================================================================================================================


====================================================================================================================================
                                                          [MOUNTAIN CHART]

   5/09          14293               16386                14866
   6/09          14198               16233                14715
   7/09          14371               16505                14947

====================================================================================================================================

=================================================================  =================================================================

AVERAGE ANNUAL TOTAL RETURNS                                       AVERAGE ANNUAL TOTAL RETURNS
As of 7/31/09, including applicable sales charges                  As of 6/30/09, most recent calendar quarter-end, including applicable sales charges

                                                 AFTER TAXES ON                                                    AFTER TAXES ON
                      BEFORE  AFTER TAXES ON   DISTRIBUTIONS AND                         BEFORE  AFTER TAXES ON   DISTRIBUTIONS AND
                       TAXES   DISTRIBUTIONS  SALE OF FUND SHARES                         TAXES   DISTRIBUTIONS  SALE OF FUND SHARES

CLASS A SHARES                                                     CLASS A SHARES

Inception (3/28/77)    5.78%       5.54%             5.57%         Inception (3/28/77)    5.76%       5.52%             5.55%
10 Years               3.69        3.69              3.81          10 Years               3.60        3.60              3.73
 5 Years               2.64        2.64              2.88           5 Years               2.65        2.65              2.90
 1 Year               -1.39       -1.39              0.59           1 Year               -2.29       -2.29              0.00

CLASS B SHARES                                                     CLASS B SHARES
Inception (9/1/93)     3.91%       3.88%             3.95%         Inception (9/1/93)     3.86%       3.82%             3.91%
10 Years               3.57        3.57              3.64          10 Years               3.48        3.48              3.56
 5 Years               2.53        2.53              2.70           5 Years               2.57        2.57              2.74
 1 Year               -2.17       -2.17             -0.10           1 Year               -2.94       -2.94             -0.61

CLASS C SHARES                                                     CLASS C SHARES
Inception (8/4/97)     3.35%       3.34%             3.43%         Inception (8/4/97)     3.28%       3.27%             3.37%
10 Years               3.42        3.42              3.49          10 Years               3.33        3.33              3.41
 5 Years               2.90        2.90              3.02           5 Years               2.92        2.92              3.04
 1 Year                1.92        1.92              2.56           1 Year                0.99        0.99              1.94

CLASS Y SHARES                                                     CLASS Y SHARES
10 Years               4.21%       4.21%             4.28%         10 Years               4.12%       4.12%             4.20%
 5 Years               3.68        3.68              3.80           5 Years               3.70        3.69              3.81
 1 Year                3.74        3.74              4.06           1 Year                2.76        2.76              3.42

INVESTOR CLASS SHARES                                              INVESTOR CLASS SHARES
10 Years               4.27%       4.26%             4.33%         10 Years               4.19%       4.19%             4.27%
 5 Years               3.75        3.75              3.87           5 Years               3.83        3.82              3.94
 1 Year                3.54        3.54              3.91           1 Year                2.72        2.72              3.37

=================================================================  =================================================================

INVESTOR CLASS SHARES' INCEPTION DATE IS     MONTH-END PERFORMANCE. PERFORMANCE FIGURES   SHARES DECLINES FROM 5% BEGINNING AT THE
SEPTEMBER 30, 2003. RETURNS SINCE THAT       REFLECT REINVESTED DISTRIBUTIONS, CHANGES    TIME OF PURCHASE TO 0% AT THE BEGINNING OF
DATE ARE HISTORICAL RETURNS. ALL OTHER       IN NET ASSET VALUE AND THE EFFECT OF THE     THE SEVENTH YEAR. THE CDSC ON CLASS C
RETURNS ARE BLENDED RETURNS OF HISTORICAL    MAXIMUM SALES CHARGE UNLESS OTHERWISE        SHARES IS 1% FOR THE FIRST YEAR AFTER
INVESTOR CLASS SHARE PERFORMANCE AND         STATED. INVESTMENT RETURN AND PRINCIPAL      PURCHASE. CLASS Y SHARES AND INVESTOR
RESTATED CLASS A SHARE PERFORMANCE (FOR      VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE    CLASS SHARES DO NOT HAVE A FRONT-END SALES
PERIODS PRIOR TO THE INCEPTION DATE OF       A GAIN OR LOSS WHEN YOU SELL SHARES.         CHARGE OR A CDSC; THEREFORE, PERFORMANCE
INVESTOR CLASS SHARES) AT NET ASSET VALUE                                                 IS AT NET ASSET VALUE.
AND REFLECT THE HIGHER RULE 12B-1 FEES          THE NET ANNUAL FUND OPERATING EXPENSE
APPLICABLE TO CLASS A SHARES. CLASS A        RATIO SET FORTH IN THE MOST RECENT FUND         THE PERFORMANCE OF THE FUND'S SHARE
SHARES' INCEPTION DATE IS MARCH 28, 1977.    PROSPECTUS AS OF THE DATE OF THIS REPORT     CLASSES WILL DIFFER PRIMARILY DUE TO
                                             FOR CLASS A, CLASS B, CLASS C, CLASS Y AND   DIFFERENT SALES CHARGE STRUCTURES AND
   CLASS Y SHARES' INCEPTION DATE IS         INVESTOR CLASS SHARES WAS 0.57%, 1.32%,      CLASS EXPENSES.
OCTOBER 3, 2008; RETURNS SINCE THAT DATE     1.32%, 0.32% AND 0.45%, RESPECTIVELY.(1) THE
ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE    TOTAL ANNUAL FUND OPERATING EXPENSE RATIO       AFTER-TAX RETURNS ARE CALCULATED USING
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      SET FORTH IN THE MOST RECENT FUND            THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL
PERFORMANCE AND RESTATED CLASS A SHARE       PROSPECTUS AS OF THE DATE OF THIS REPORT     MARGINAL INCOME TAX RATE. THEY DO NOT
PERFORMANCE (FOR PERIODS PRIOR TO THE        FOR CLASS A, CLASS B, CLASS C, CLASS Y AND   REFLECT THE EFFECT OF STATE AND LOCAL
INCEPTION DATE OF CLASS Y SHARES) AT NET     INVESTOR CLASS SHARES WAS 0.84%, 1.59%,      TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON
ASSET VALUE. THE RESTATED CLASS A SHARE      1.59%, 0.59% AND 0.72%, RESPECTIVELY. THE    THE INVESTOR'S TAX SITUATION AND MAY
PERFORMANCE REFLECTS THE RULE 12B-1 FEES     EXPENSE RATIOS PRESENTED ABOVE MAY VARY      DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS
APPLICABLE TO CLASS A SHARES AS WELL AS      FROM THE EXPENSE RATIOS PRESENTED IN OTHER   SHOWN ARE NOT RELEVANT TO INVESTORS WHO
ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS    SECTIONS OF THIS REPORT THAT ARE BASED ON    HOLD THEIR SHARES IN TAX-DEFERRED ACCOUNTS
RECEIVED BY CLASS A SHARES. CLASS A SHARES   EXPENSES INCURRED DURING THE PERIOD          SUCH AS 401(K)S OR IRAS.
INCEPTION DATE IS MARCH 28, 1977.            COVERED BY THIS REPORT.
                                                                                             HAD THE ADVISOR NOT WAIVED FEES AND/OR
   THE PERFORMANCE DATA QUOTED REPRESENT        CLASS A SHARE PERFORMANCE REFLECTS THE    REIMBURSED EXPENSES, PERFORMANCE WOULD
PAST PERFORMANCE AND CANNOT GUARANTEE        MAXIMUM 4.75% SALES CHARGE, AND CLASS B      HAVE BEEN LOWER.
COMPARABLE FUTURE RESULTS; CURRENT           AND CLASS C SHARE PERFORMANCE REFLECTS THE
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   APPLICABLE CONTINGENT DEFERRED SALES         (1) Total annual operating expenses less
VISIT INVESCOAIM.COM FOR THE MOST RECENT     CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE      any contractual fee waivers and/or
                                             CDSC ON CLASS B                                 expense reimbursements by the advisor
                                                                                             in effect through at least June 30,
                                                                                             2010. See current prospectus for more
                                                                                             information.
7      AIM MUNICIPAL BOND FUND

AIM MUNICIPAL BOND FUND'S INVESTMENT OBJECTIVE IS A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES, CONSISTENT
WITH THE PRESERVATION OF PRINCIPAL.

-  Unless otherwise stated, information presented in this report is as of July 31, 2009, and is based on total net assets.

-  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          -  The value of, payment of interest on      -  A direct investment cannot be made in
                                                and repayment of principal for the Fund      an index. Unless otherwise indicated,
-  Effective September 30, 2003, for            as well as the Fund's ability to sell a      index results include reinvested
   qualified plans only, those previously       municipal security may be affected by        dividends, and they do not reflect
   established are eligible to purchase         constitutional amendments, legislative       sales charges. Performance of the peer
   Class B shares of any AIM fund.              enactments, executive orders,                group reflects fund expenses;
                                                administrative regulations, voter            performance of a market index does not.
-  Class Y shares are available to only         initiatives and the economics of the
   certain investors. Please see the            regions where the issuers in which the    OTHER INFORMATION
   prospectus for more information.             Fund invests are located.
                                                                                          -  The returns shown in management's
-  Investor Class shares are closed to All   -  Reinvestment risk is the risk that a         discussion of Fund performance are
   new investors. Contact your financial        bond's cash flows will be reinvested at      based on net asset values calculated
   advisor about purchasing our other           an interest rate below that of the           for shareholder transactions. Generally
   share classes.                               original bond.                               accepted accounting principles require
                                                                                             adjustments to be made to the net
PRINCIPAL RISKS OF INVESTING IN THE FUND     ABOUT INDEXES USED IN THIS REPORT               assets of the Fund at period end for
                                                                                             financial reporting purposes, and as
-  Credit risk is the risk of loss on an     -  The BARCLAYS CAPITAL MUNICIPAL BOND          such, the net asset values for
   investment due to the deterioration of       INDEX covers municipal bonds with a          shareholder transactions and the
   an issuer's financial health. Such a         minimum credit rating of Baa, an             returns based on those net asset values
   deterioration of financial health may        outstanding par value of at least $5         may differ from the net asset values
   result in a reduction of the credit          million and issued as a part of a            and returns reported in the Financial
   rating of the issuer's securities and        transaction of at least $50 million          Highlights.
   may lead to the issuer's inability to        USD. The bonds must have been issued
   honor its contractual obligations,           after December 31, 1990, and have a       -  The Chartered Financial Analysts
   including making timely payment of           remaining maturity of at least one           --REGISTERED TRADEMARK--
   interest and principal.                      year.                                        (CFA--REGISTERED TRADEMARK--)
                                                                                             designation is globally recognized and
-  Interest rate risk refers to the risk     -  The LIPPER GENERAL MUNICIPAL DEBT FUNDS      attests to a charterholder's success in
   that bond prices generally fall as           INDEX is an equally weighted                 a rigorous and comprehensive study
   interest rates rise and vice versa.          representation of the largest funds in       program in the field of investment
                                                the Lipper General Municipal Debt Fund       management and research analysis.
-  Leveraging entails risks such as             Funds category. These funds invest
   magnifying changes in the value of           primarily in Municipal debt issues
   the portfolio's securities.                  rated in the top four credit ratings.

-  There is no guarantee that the            -  The Fund is not managed to track the
   investment techniques and risk analysis      performance of any particular index,
   used by the Fund's portfolio managers        including the indexes defined here, and
   will produce the desired results.            consequently, the performance of the
                                                Fund may deviate significantly from the
-  The prices of securities held by the         performance of the indexes.
   Fund may decline in response to market
   risks.

=======================================================================================
                                                                                          ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       AMBDX
                                                                                          Class B Shares                       AMBBX
=======================================================================================   Class C Shares                       AMBCX
                                                                                          Class Y Shares                       AMBYX
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE                                         Investor Class Shares                AMBIX
                                                                                          ==========================================


8     AIM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS

July 31, 2009



                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------

MUNICIPAL OBLIGATIONS-99.64%

ALABAMA-1.60%

  Alabama (State of) Public School & College
     Authority; Series 1999 C, Capital Improvement
     RB                                                5.75%     07/01/17      $1,400     $  1,426,026
------------------------------------------------------------------------------------------------------
  Baldwin (County of); Series 2006 A, Unlimited
     Tax GO Wts. (INS-XL Capital Assurance
     Inc.)(a)                                          5.00%     01/01/21       1,000        1,071,850
------------------------------------------------------------------------------------------------------
  Birmingham (City of) Special Care Facilities
     Financing Authority (Children's Hospital of
     Alabama); Series 2002, Health Care Facility
     RB (INS-Ambac Assurance Corp.)(a)                 5.38%     06/01/23       1,500        1,444,770
------------------------------------------------------------------------------------------------------
  Homewood (City of); Series 2007, Unlimited Tax
     Capital Appreciation GO Wts. (INS-Financial
     Security Assurance Inc.)(a)(b)                    4.85%     09/01/36       1,000          218,240
------------------------------------------------------------------------------------------------------
  Jefferson (County of);
     Series 2000, School Revenue Wts.
     (INS-Financial Security Assurance Inc.)(a)        5.50%     02/15/20       1,250        1,116,962
------------------------------------------------------------------------------------------------------
     Series 2001 A, Capital Improvement Sewer
     Revenue Wts.(c)(d)                                5.00%     02/01/11         775          816,850
------------------------------------------------------------------------------------------------------
  Lauderdale (County of) & Florence (City of)
     Health Care Authority (Coffee Health Group);
     Series 2000 A, RB (INS-National Public
     Finance Guarantee Corp.)(a)                       6.00%     07/01/29       1,000          918,440
------------------------------------------------------------------------------------------------------
  University of Alabama at Birmingham; Series 2006
     A, Hospital RB (INS-Ambac Assurance Corp.)(a)     5.00%     09/01/36       1,000          862,120
------------------------------------------------------------------------------------------------------
  University of Alabama; Series 2004 A, General RB
     (INS-National Public Finance Guarantee
     Corp.)(a)                                         5.00%     07/01/29       1,000        1,027,570
======================================================================================================
                                                                                             8,902,828
======================================================================================================


ALASKA-0.92%

  Alaska (State of) Housing Finance Corp. (State
     Building Lease); Series 1999, RB(c)(d)            5.75%     04/01/10       2,000        2,068,760
------------------------------------------------------------------------------------------------------
  Alaska (State of) Municipal Bond Bank Authority;
     Series 2008 2, RB                                 4.90%     06/01/26       1,035        1,038,322
------------------------------------------------------------------------------------------------------
     Series 2008 2, RB                                 5.25%     06/01/38       1,000          969,600
------------------------------------------------------------------------------------------------------
  Southeast Alaska Power Agency; Series 2009, Ref.
     Electrical RB (INS-Assured Guaranty Ltd.)(a)      5.38%     06/01/28       1,025        1,039,053
======================================================================================================
                                                                                             5,115,735
======================================================================================================


ARIZONA-0.18%

  Yuma (City of) Municipal Property Corp.; Series
     2007 D, Municipal Facilities RB (INS-XL
     Capital Assurance Inc.)(a)                        5.00%     07/01/24       1,000        1,025,580
======================================================================================================


ARKANSAS-1.49%

  Arkansas State University (Jonesboro Campus);
     Series 2009, Housing System RB (INS-Financial
     Security Assurance Inc.)(a)                       5.00%     03/01/34       1,825        1,866,646
------------------------------------------------------------------------------------------------------
  Bentonville (City of); Series 2007, Sales & Use
     Tax RB (INS-Ambac Assurance Corp.)(a)             4.38%     11/01/25       1,000          910,170
------------------------------------------------------------------------------------------------------
  Little Rock (City of);
     Series 2009, Library Construction &
     Improvement Limited Tax GO                        4.00%     03/01/21       1,490        1,513,587
------------------------------------------------------------------------------------------------------
     Series 2009, Library Construction &
     Improvement Limited Tax GO                        4.60%     03/01/24       1,495        1,533,063
------------------------------------------------------------------------------------------------------
     Series 2009, Library Construction &
     Improvement Limited Tax GO                        5.00%     03/01/28         250          258,847
------------------------------------------------------------------------------------------------------
  North Little Rock (City of) Health Facilities
     Board (Baptist Health); Series 2001, Health
     Care RB                                           5.70%     07/01/22         500          505,115
------------------------------------------------------------------------------------------------------
  University of Arkansas (Phillips Community
     College); Series 2009, Ref. Student Fees RB       5.20%     12/01/38       1,000        1,010,860
------------------------------------------------------------------------------------------------------
  Van Buren (County of) Public Facilities Board;
     Series 2000, Ref. & Construction Sales & Use
     Tax RB (INS-Ambac Assurance Corp.)(a)             5.60%     12/01/25         725          728,538
======================================================================================================
                                                                                             8,326,826
======================================================================================================


CALIFORNIA-6.67%

  ABAG Finance Authority for Non-Profit Corps.
     (Lincoln Glen Manor for Senior Citizens);
     Series 2000, COP (CEP-Cal-Mortgage)               6.10%     02/15/25       1,000        1,000,940
------------------------------------------------------------------------------------------------------
  ABAG Finance Authority for Non-Profit Corps.
     (Lytton Gardens Inc.); Series 1999, COP
     (CEP-Cal-Mortgage)                                6.00%     02/15/19       1,585        1,589,755
------------------------------------------------------------------------------------------------------
  ABAG Finance Authority for Non-Profit Corps.
     (Odd Fellows Home of California); Series
     1999, COP (CEP-Cal-Mortgage)                      6.00%     08/15/24       1,000          999,950
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM MUNICIPAL BOND FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
CALIFORNIA-(CONTINUED)

  Alhambra (City of) Unified School District
     (Financing); Series 2008, COP (INS-Financial
     Security Assurance Inc.)(a)                       5.50%     04/01/26      $1,000     $  1,011,010
------------------------------------------------------------------------------------------------------
  Big Bear Lake (City of); Series 1996, Ref. Water
     RB (INS-National Public Finance Guarantee
     Corp.)(a)                                         6.00%     04/01/22       2,000        2,304,700
------------------------------------------------------------------------------------------------------
  Bret Harte Union High School District (Election
     of 2008); Series 2009 A, Unlimited Tax GO         5.25%     08/01/31       1,000        1,008,520
------------------------------------------------------------------------------------------------------
  California (State of) Department of Water
     Resources; Series 2002 A, Power Supply
     RB(c)(d)                                          5.38%     05/01/12       1,000        1,133,400
------------------------------------------------------------------------------------------------------
  California (State of) Educational Facilities
     Authority (Fresno Pacific University); Series
     2000 A, RB                                        6.05%     03/01/11         925          919,645
------------------------------------------------------------------------------------------------------
  California (State of) Statewide Communities
     Development Authority (Enloe Medical Center);
     Series 2008, RB (CEP-Cal-Mortgage)                6.25%     08/15/33         500          506,175
------------------------------------------------------------------------------------------------------
     Series 2008, RB (CEP-Cal-Mortgage)                5.75%     08/15/38         500          476,960
------------------------------------------------------------------------------------------------------
  California (State of); Series 2008 B, Economic
     Recovery Unlimited Tax GO(c)                      5.00%     03/01/11       2,970        3,089,691
------------------------------------------------------------------------------------------------------
  El Centro (City of) Financing Authority; Series
     2006 A, Water RB (INS-Financial Security
     Assurance Inc.)(a)                                5.00%     10/01/26       2,000        1,963,700
------------------------------------------------------------------------------------------------------
  Evergreen Elementary School District; Series
     2007 A, Unlimited Tax GO (INS-Financial
     Security Assurance Inc.)(a)                       4.38%     08/01/28       1,700        1,546,524
------------------------------------------------------------------------------------------------------
  Folsom (City of) Public Financing Authority;
     Series 2007 A, Special Tax RB (INS-Ambac
     Assurance Corp.)(a)                               5.00%     09/01/28       1,000          846,940
------------------------------------------------------------------------------------------------------
  Hacienda La Puente Unified School District
     Facilities Financing Authority (Unified
     School District General Obligation Bond
     Program); Series 2007, RB (INS-Financial
     Security Assurance Inc.)(a)                       5.00%     08/01/26       2,000        2,130,220
------------------------------------------------------------------------------------------------------
  Hesperia (City of) Public Financing Authority
     (Redevelopment & Housing); Series 2007 A, Tax
     Allocation RB (INS-XL Capital Assurance
     Inc.)(a)                                          5.00%     09/01/31         500          386,985
------------------------------------------------------------------------------------------------------
  Los Angeles (City of) Harbor Department; Series
     2009 C, Ref. RB                                   5.00%     08/01/31       1,500        1,460,955
------------------------------------------------------------------------------------------------------
  Los Angeles (City of) Unified School District
     (Election of 2002); Series 2007 B, Unlimited
     Tax GO (INS-Ambac Assurance Corp.)(a)             4.50%     07/01/26       2,000        1,902,020
------------------------------------------------------------------------------------------------------
  Norco (City of) Financing Authority; Series
     2009, Ref. Enterprise RB (INS-Financial
     Security Assurance Inc.)(a)                       5.63%     10/01/34       1,500        1,517,235
------------------------------------------------------------------------------------------------------
  Oceanside (City of) Unified School District;
     Series 2009 A, Unlimited Tax GO (INS-Assured
     Guaranty Ltd.)(a)                                 5.25%     08/01/33         775          777,201
------------------------------------------------------------------------------------------------------
  Palomar Pomerado Health (Election of 2004);
     Series 2005 A, Unlimited Tax GO (INS-Ambac
     Assurance Corp.)(a)                               5.00%     08/01/26         980          985,037
------------------------------------------------------------------------------------------------------
  Redlands (City of) Unified School District
     (Election of 2008); Series 2008, Unlimited
     Tax GO (INS-Financial Security Assurance
     Inc.)(a)                                          5.00%     07/01/25       1,415        1,452,837
------------------------------------------------------------------------------------------------------
  Redondo Beach (City of) Unified School District
     (Election of 2008); Series 2008 A, Unlimited
     Tax GO (INS-Financial Security Assurance
     Inc.)(a)                                          5.13%     08/01/37       2,000        1,952,080
------------------------------------------------------------------------------------------------------
  Sacramento (County of); Series 2009 B, Airport
     System Sr. RB (INS-Assured Guaranty Ltd.)(a)      5.50%     07/01/34       1,500        1,479,300
------------------------------------------------------------------------------------------------------
  San Bernardino (City of) Community College
     District (Election of 2002); Series 2008 A,
     Unlimited Tax GO                                  6.50%     08/01/28         500          565,435
------------------------------------------------------------------------------------------------------
  Southern California Public Power Authority
     (Natural Gas Project No. 1); Series 2007 A,
     RB                                                5.00%     11/01/33       1,500        1,241,340
------------------------------------------------------------------------------------------------------
  University of California; Series 2009 O, RB          5.25%     05/15/39         500          511,490
------------------------------------------------------------------------------------------------------
  Western Riverside (County of) Water & Wastewater
     Finance Authority (Eastern Municipal Water
     District Improvement); Series 2009, RB
     (INS-Assured Guaranty Ltd.)(a)                    5.50%     09/01/34       1,000          998,650
------------------------------------------------------------------------------------------------------
  Yuba (County of) Levee Financing Authority;
     Series 2008 A, RB (INS-Assured Guaranty
     Ltd.)(a)                                          5.00%     09/01/33       1,500        1,433,220
======================================================================================================
                                                                                            37,191,915
======================================================================================================


COLORADO-3.80%

  Aurora (City of) (Children's Hospital
     Association); Series 2004 C, RB
     (INS-Financial Security Assurance Inc.)(a)        5.00%     12/01/33       1,500        1,442,730
------------------------------------------------------------------------------------------------------
  Aurora (City of); Series 2000, COP(c)(d)             5.50%     12/01/10       3,230        3,438,981
------------------------------------------------------------------------------------------------------
  Boulder (County of); Series 2005 A, Open Space
     Capital Improvement Trust Fund RB
     (INS-Financial Security Assurance Inc.)(a)        5.00%     01/01/24       2,645        2,766,035
------------------------------------------------------------------------------------------------------
  Colorado (State of) Health Facilities Authority
     (Exempla Inc.);
     Series 2002 A, RB                                 5.50%     01/01/23       2,850        2,794,282
------------------------------------------------------------------------------------------------------
     Series 2002 A, RB                                 5.63%     01/01/33       2,000        1,872,840
------------------------------------------------------------------------------------------------------
  Colorado (State of) Water Resources & Power
     Development Authority (City of Fountaine,
     Colorado Electric, Water & Wastewater Utility
     Enterprise);
     Series 2009 A, RB (INS-Assured Guaranty
     Ltd.)(a)                                          5.13%     12/01/30         400          409,056
------------------------------------------------------------------------------------------------------
     Series 2009 A, RB (INS-Assured Guaranty
     Ltd.)(a)                                          5.25%     12/01/38         500          505,110
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM MUNICIPAL BOND FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
COLORADO-(CONTINUED)

  Colorado Springs (City of);
     Series 2002, Hospital RB (INS-Financial
     Security Assurance Inc.)(a)                       5.00%     12/15/32      $1,000     $    969,120
------------------------------------------------------------------------------------------------------
     Series 2009, Ref. Hospital RB                     6.25%     12/15/33       1,000          991,260
------------------------------------------------------------------------------------------------------
  Denver (City of) Health & Hospital Authority;
     Series 2004 A, Ref. Health Care RB(c)(d)          6.25%     12/01/14         750          899,370
------------------------------------------------------------------------------------------------------
  E-470 Public Highway Authority; Series 2000 A,
     Sr. RB(c)(d)                                      5.75%     09/01/10       1,000        1,076,470
------------------------------------------------------------------------------------------------------
  Meridian Metropolitan District; Series 2001 B,
     Ref. & Improvement Unlimited Tax GO
     (INS-Radian Asset Assurance, Inc.)(a)             5.00%     12/01/25         750          615,435
------------------------------------------------------------------------------------------------------
  Northwest Parkway Public Highway Authority;
     Series 2001 A, Sr. RB(c)(d)                       5.25%     06/15/11       1,000        1,095,030
------------------------------------------------------------------------------------------------------
  Superior Metropolitan District No. 1; Series
     2006, Ref. Special RB (INS-Ambac Assurance
     Corp.)(a)                                         5.00%     12/01/23       1,450        1,285,063
------------------------------------------------------------------------------------------------------
  University of Colorado; Series 2009 A,
     Enterprise System RB                              5.25%     06/01/30       1,000        1,042,040
======================================================================================================
                                                                                            21,202,822
======================================================================================================


CONNECTICUT-2.51%

  Area Cooperative Educational Services (Staff
     Development/Administration Facility); Series
     1999, Unlimited Tax GO (INS-ACA Financial
     Guaranty Corp.)(a)                                5.63%     07/15/19       1,060          910,593
------------------------------------------------------------------------------------------------------
  Connecticut (State of) (Bradley International
     Airport); Series 2000 A, Special Obligation
     Parking RB (INS-ACA Financial Guaranty
     Corp.)(a)(e)                                      6.60%     07/01/24       1,250          970,213
------------------------------------------------------------------------------------------------------
  Connecticut (State of) (Transportation
     Infrastructure);
     Series 1991 B, Special Tax Obligation RB          6.50%     10/01/10         530          565,457
------------------------------------------------------------------------------------------------------
     Series 1991 B, Special Tax Obligation RB          6.50%     10/01/12       1,500        1,738,140
------------------------------------------------------------------------------------------------------
  Connecticut (State of) Health & Educational
     Facility Authority (Bridgeport Hospital);
     Series 1992 A, RB (INS-National Public
     Finance Guarantee Corp.)(a)                       6.63%     07/01/18         725          728,009
------------------------------------------------------------------------------------------------------
  Connecticut (State of) Health & Educational
     Facility Authority (Loomis Chaffee School);
     Series 2001 D, RB(c)(d)                           5.25%     07/01/11       1,000        1,095,830
------------------------------------------------------------------------------------------------------
  Connecticut (State of) Health & Educational
     Facility Authority (Quinnipiac University);
     Series 2007 J, RB (INS-National Public
     Finance Guarantee Corp.)(a)                       5.75%     07/01/33       1,000        1,052,640
------------------------------------------------------------------------------------------------------
     Series 2007 J, RB (INS-National Public
     Finance Guarantee Corp.)(a)                       5.00%     07/01/37       1,200        1,178,676
------------------------------------------------------------------------------------------------------
  Connecticut (State of) Housing Finance Authority
     (Group Home Mortgage); Series 2000 GH-5,
     Special Obligation RB (INS-Ambac Assurance
     Corp.)(a)                                         5.85%     06/15/30         500          503,500
------------------------------------------------------------------------------------------------------
  Connecticut (State of) Housing Finance Authority
     (Housing Mortgage Finance Program);
     Series 1996 C-1, RB                               6.30%     11/15/17       1,015        1,016,928
------------------------------------------------------------------------------------------------------
     Series 1998 C, RB(e)                              5.50%     11/15/35       1,775        1,745,766
------------------------------------------------------------------------------------------------------
  New Britain (City of); Series 1992, Unlimited
     Tax GO (INS-National Public Finance Guarantee
     Corp.)(a)                                         6.00%     02/01/11         400          431,680
------------------------------------------------------------------------------------------------------
  Somers (Town of); Series 1990, Unlimited Tax GO      6.00%     12/01/10         190          202,793
------------------------------------------------------------------------------------------------------
  University of Connecticut; Series 2000 A,
     Student Fees RB(c)(d)                             6.00%     11/15/10       1,325        1,431,225
------------------------------------------------------------------------------------------------------
  Westbrook (Town of); Series 1992, Unlimited Tax
     GO (INS-National Public Finance Guarantee
     Corp.)(a)                                         6.40%     03/15/10         380          394,037
======================================================================================================
                                                                                            13,965,487
======================================================================================================


DISTRICT OF COLUMBIA-0.36%

  District of Columbia (George Washington
     University); Series 2001 A, RB (INS-National
     Public Finance Guarantee Corp.)(a)                5.13%     09/15/31       1,000          983,690
------------------------------------------------------------------------------------------------------
  District of Columbia (Gonzaga College High
     School); Series 1999, RB (INS-Financial
     Security Assurance Inc.)(a)                       5.38%     07/01/19       1,055        1,039,038
======================================================================================================
                                                                                             2,022,728
======================================================================================================


FLORIDA-2.40%

  Bartow (City of); Series 2006, Ref. Water &
     Sewer System RB (INS-Financial Guaranty
     Insurance Co.)(a)                                 4.25%     10/01/29       5,000        4,236,200
------------------------------------------------------------------------------------------------------
  Broward (County of); Series 2009 A, Water &
     Sewer Utility RB                                  5.13%     10/01/28       1,500        1,543,560
------------------------------------------------------------------------------------------------------
  Crossings at Fleming Island Community
     Development District; Series 2000 B, Ref.
     Special Assessment RB (INS-National Public
     Finance Guarantee Corp.)(a)                       5.80%     05/01/16       1,000        1,003,310
------------------------------------------------------------------------------------------------------
  Jacksonville (City of) Health Facilities
     Authority (Ascension Health Credit Group);
     Series 2002 A, RB                                 5.25%     11/15/32       1,535        1,545,407
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM MUNICIPAL BOND FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
FLORIDA-(CONTINUED)

  Miami-Dade (County of) (Building Better
     Communities Program); Series 2009 B-1,
     Unlimited Tax GO                                  5.38%     07/01/29      $1,000     $  1,024,860
------------------------------------------------------------------------------------------------------
  Miami-Dade (County of) (Miami International
     Airport); Series 2000 B, Aviation RB
     (INS-Financial Guaranty Insurance Co.)(a)         5.75%     10/01/29       2,000        2,021,120
------------------------------------------------------------------------------------------------------
  Miami-Dade (County of); Series 2009 C,
     Professional Sports Franchise Facility Tax RB
     (INS-Assured Guaranty Ltd.)(a)                    5.75%     10/01/39         500          496,270
------------------------------------------------------------------------------------------------------
  Palm Beach (County of) (FPL Reclaimed Water);
     Series 2009, Water & Sewer RB                     5.00%     10/01/39         500          498,420
------------------------------------------------------------------------------------------------------
  Sunrise (City of) Excise Tax & Special
     Assessment; Series 1998, Ref. Utility System
     RB (INS-Ambac Assurance Corp.)(a)                 5.00%     10/01/28       1,050        1,033,400
======================================================================================================
                                                                                            13,402,547
======================================================================================================


GEORGIA-1.15%

  Atkinson/Coffee (Counties of) Joint Development
     Authority (SGC Real Estate Foundation II
     LLC); Series 2009, RB (INS-Assured Guaranty
     Ltd.)(a)                                          5.25%     06/01/34       1,000          992,520
------------------------------------------------------------------------------------------------------
  Gilmer (County of) Building Authority
     (Courthouse); Series 2005 A, RB (INS-XL
     Capital Assurance Inc.)(a)                        5.00%     04/01/29       1,000          993,740
------------------------------------------------------------------------------------------------------
  Gwinnett (County of) Water & Sewerage Authority;
     Series 2002, RB(c)(d)                             5.25%     08/01/12       2,000        2,252,820
------------------------------------------------------------------------------------------------------
  Medical Center Hospital Authority (Columbus
     Regional Healthcare System); Series 2008,
     Anticipation Ctfs. RB (INS-Assured Guaranty
     Ltd.)(a)                                          6.38%     08/01/29       2,000        2,191,280
======================================================================================================
                                                                                             6,430,360
======================================================================================================


IDAHO-0.10%

  Idaho (State of) Health Facilities Authority
     (Trinity Health Credit Group); Series 2008 B,
     RB                                                6.13%     12/01/28         500          535,725
======================================================================================================


ILLINOIS-6.55%

  Bellwood (Village of); Series 2002, Unlimited
     Tax GO(c)(d)                                      5.25%     12/01/12       1,000        1,139,510
------------------------------------------------------------------------------------------------------
  Chicago (City of) (Cottage View Terrace
     Apartments); Series 2000 A, FHA/GNMA
     Collateralized MFH RB (CEP-GNMA)(e)               6.13%     02/20/42       1,510        1,543,537
------------------------------------------------------------------------------------------------------
  Chicago (City of) Park District; Series 2008 F,
     Limited Tax GO                                    5.50%     01/01/33       1,250        1,288,850
------------------------------------------------------------------------------------------------------
  Chicago (City of);
     Series 2000 C, Project & Ref. Unlimited Tax
     GO(c)(d)                                          5.50%     07/01/10       1,755        1,853,877
------------------------------------------------------------------------------------------------------
     Series 2000 C, Project & Ref. Unlimited Tax
     GO (INS-Financial Guaranty Insurance Co.)(a)      5.50%     01/01/40         995        1,000,333
------------------------------------------------------------------------------------------------------
     Series 2001, Special Transportation RB(c)(d)      5.25%     07/01/12       1,000        1,075,850
------------------------------------------------------------------------------------------------------
     Series 2001 A, Project & Ref. Unlimited Tax
     GO(c)(d)                                          5.25%     01/01/11       2,980        3,201,831
------------------------------------------------------------------------------------------------------
     Series 2001 A, Project & Ref. Unlimited Tax
     GO (INS-National Public Finance Guarantee
     Corp.)(a)                                         5.25%     01/01/33         960          962,755
------------------------------------------------------------------------------------------------------
  Freeport (City of) (Sewer System Improvements);
     Series 2000, Unlimited Tax GO(c)(d)               6.00%     12/01/10       1,000        1,082,150
------------------------------------------------------------------------------------------------------
  Illinois (State of) Department of Central
     Management Services; Series 1999, COP
     (INS-National Public Finance Guarantee
     Corp.)(a)                                         5.85%     07/01/19       1,750        1,774,010
------------------------------------------------------------------------------------------------------
  Illinois (State of) Development Finance
     Authority (Adventist Health Systems); Series
     1997 A, RB (INS-National Public Finance
     Guarantee Corp.)(a)                               6.00%     11/15/11       2,500        2,596,700
------------------------------------------------------------------------------------------------------
  Illinois (State of) Educational Facilities
     Authority (Northwestern University); Series
     1997, Medium Term RB(c)(d)                        5.25%     11/01/14       1,000        1,155,290
------------------------------------------------------------------------------------------------------
  Illinois (State of) Educational Facilities
     Authority (Robert Morris College);
     Series 2000, RB (INS-National Public Finance
     Guarantee Corp.)(a)                               5.75%     06/01/20       1,305        1,306,122
------------------------------------------------------------------------------------------------------
     Series 2000, RB (INS-National Public Finance
     Guarantee Corp.)(a)                               5.80%     06/01/30       1,000        1,000,220
------------------------------------------------------------------------------------------------------
  Illinois (State of) Finance Authority
     (Children's Memorial Hospital); Series 2008
     A, RB (INS-Assured Guaranty Ltd.)(a)              5.25%     08/15/33       2,000        1,925,980
------------------------------------------------------------------------------------------------------
  Illinois (State of) Finance Authority (Noble
     Network Charter Schools); Series 2007 A,
     Education RB (INS-ACA Financial Guaranty
     Corp.)(a)                                         5.00%     09/01/27       1,000          653,450
------------------------------------------------------------------------------------------------------
  Illinois (State of) Finance Authority
     (Resurrection Health Care); Series 1999 B, RB
     (INS-Financial Security Assurance Inc.)(a)        5.25%     05/15/29       3,000        2,724,990
------------------------------------------------------------------------------------------------------
  Illinois (State of) Health Facilities Authority
     (Blessing Hospital); Series 1999 A, RB(c)(d)      6.00%     11/15/09       1,000        1,015,950
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM MUNICIPAL BOND FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
ILLINOIS-(CONTINUED)

  Illinois (State of) Health Facilities Authority
     (Evangelical Hospital Corp.);
     Series 1992 A, Ref. RB(d)                         6.25%     04/15/22      $1,000     $  1,235,440
------------------------------------------------------------------------------------------------------
     Series 1992 C, RB(d)                              6.25%     04/15/22       1,150        1,420,756
------------------------------------------------------------------------------------------------------
  Illinois (State of) Municipal Electric Agency;
     Series 2006, Power Supply System RB
     (INS-Financial Guaranty Insurance Co.)(a)         5.00%     02/01/26       4,000        4,019,840
------------------------------------------------------------------------------------------------------
  Metropolitan Pier & Exposition Authority
     (McCormick Place Expansion);
     Series 2002 A, Capital Appreciation Dedicated
     State Tax RB (INS-National Public Finance
     Guarantee Corp.)(a)(b)                            5.94%     06/15/30       1,000          294,710
------------------------------------------------------------------------------------------------------
     Series 2002 A, Dedicated State Tax RB
     (INS-National Public Finance Guarantee
     Corp.)(a)                                         5.25%     06/15/42       1,000          993,730
------------------------------------------------------------------------------------------------------
  Will (County of) School District No. 122 (New
     Lenox);
     Series 2000 A, Unlimited Tax GO(c)(d)             6.50%     11/01/10          80           85,915
------------------------------------------------------------------------------------------------------
     Series 2000 A, Unlimited Tax GO(c)(d)             6.50%     11/01/10         575          617,510
------------------------------------------------------------------------------------------------------
     Series 2000 A, Unlimited Tax GO(c)(d)             6.50%     11/01/10         510          547,704
======================================================================================================
                                                                                            36,517,010
======================================================================================================


INDIANA-5.96%

  East Allen (County of) Multi-School Building
     Corp.; Series 2000, First Mortgage RB(c)(d)       5.75%     01/15/10         735          752,280
------------------------------------------------------------------------------------------------------
  Hancock (County of) & Mount Vernon (City of)
     Multi-School Building Corp.; Series 2001 A,
     First Mortgage RB(c)(d)                           5.45%     07/15/11       1,000        1,088,880
------------------------------------------------------------------------------------------------------
  Indiana (State of) Municipal Power Agency;
     Series 2009 B, Power Supply System RB             5.25%     01/01/24         250          259,393
------------------------------------------------------------------------------------------------------
     Series 2009 B, Power Supply System RB             5.75%     01/01/29         200          207,646
------------------------------------------------------------------------------------------------------
  Indiana (State of) Bond Bank; Series 2000 A,
     Special Program RB(c)(d)                          5.90%     02/01/10       1,000        1,037,300
------------------------------------------------------------------------------------------------------
  Indiana (State of) Transportation Finance
     Authority;
     Series 2000, Highway RB(c)(d)                     5.38%     12/01/10         435          462,810
------------------------------------------------------------------------------------------------------
     Series 2000, Highway RB(c)(d)                     5.38%     12/01/10       1,565        1,665,050
------------------------------------------------------------------------------------------------------
  Indianapolis (City of) Local Public Improvement
     Bond Bank (Waterworks);
     Series 2002 A, RB(c)(d)                           5.25%     07/01/12       1,000        1,122,010
------------------------------------------------------------------------------------------------------
     Series 2009 A, RB (INS-Assured Guaranty
     Ltd.)(a)                                          5.25%     01/01/29       1,000        1,002,160
------------------------------------------------------------------------------------------------------
  Lafayette (City of); Series 2002, Sewer RB(c)(d)     5.15%     07/01/12       1,000        1,129,790
------------------------------------------------------------------------------------------------------
  Monroe (County of) Community 1996 School
     Building Corp.; Series 2009, First Mortgage
     RB                                                5.25%     01/15/27       2,815        3,016,385
------------------------------------------------------------------------------------------------------
  Noblesville (City of) Redevelopment Authority
     (146th Street Extension); Series 2006 A,
     Economic Development Lease Rental RB              5.25%     08/01/25       1,570        1,630,492
------------------------------------------------------------------------------------------------------
  Northern Wells (City of) Community School
     Building Corp.; Series 2002, First Mortgage
     RB(c)(d)                                          5.40%     07/15/12         500          564,460
------------------------------------------------------------------------------------------------------
  Petersburg (City of) (Indianapolis Power & Light
     Co.);
     Series 1991, Ref. PCR                             5.75%     08/01/21       4,000        3,823,160
------------------------------------------------------------------------------------------------------
     Series 1993 B, Ref. PCR (INS-National Public
     Finance Guarantee Corp.)(a)                       5.40%     08/01/17       9,850       10,253,357
------------------------------------------------------------------------------------------------------
  Rockport (City of) (AEP Generating Co.); Series
     1995 A, Ref. PCR (INS-Ambac Assurance
     Corp.)(a)(c)                                      4.15%     07/15/11       2,000        1,987,560
------------------------------------------------------------------------------------------------------
  Rockville (City of) School Building Corp.;
     Series 2006, First Mortgage RB                    5.00%     07/15/26       1,000        1,041,940
------------------------------------------------------------------------------------------------------
  St. Joseph (County of) Hospital Authority
     (Memorial Health System); Series 2000,
     RB(c)(d)                                          5.63%     02/15/11       1,000        1,075,730
------------------------------------------------------------------------------------------------------
  Wa-Nee Middle School Building Corp.; Series
     2001, First Mortgage RB(c)(d)                     5.50%     07/15/11       1,000        1,093,740
======================================================================================================
                                                                                            33,214,143
======================================================================================================


IOWA-0.35%

  Iowa (State of) Finance Authority (Iowa Health
     System); Series 2005, Health Facilities RB
     (INS-Assured Guaranty Ltd.)(a)                    5.25%     02/15/29       2,000        1,978,280
======================================================================================================


KANSAS-0.78%

  Dodge City (City of); Series 2009, Sales Tax RB
     (INS-Assured Guaranty Ltd.)(a)                    5.00%     06/01/34       1,000        1,000,700
------------------------------------------------------------------------------------------------------
  Kansas (State of) Development Finance Authority
     (Stormont-Vail Healthcare Inc.); Series 2007
     L, Health Facilities RB (INS-National Public
     Finance Guarantee Corp.)(a)                       5.13%     11/15/32         750          658,785
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM MUNICIPAL BOND FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
KANSAS-(CONTINUED)

  Overland Park Development Corp. (Overland Park
     Convention Center Hotel); Series 2001 A,
     First Tier RB(c)(d)                               7.38%     01/01/11      $1,635     $  1,799,694
------------------------------------------------------------------------------------------------------
  University of Kansas Hospital Authority (KU
     Health Systems); Series 2006, Ref. &
     Improvement Health Facilities RB                  4.50%     09/01/32       1,000          871,280
======================================================================================================
                                                                                             4,330,459
======================================================================================================


KENTUCKY-0.46%

  Kentucky (State of) Economic Development Finance
     Authority (Louisville Arena Authority, Inc.);
     Series 2008 A-1, RB (INS-Assured Guaranty
     Ltd.)(a)                                          6.00%     12/01/33       1,000        1,038,070
------------------------------------------------------------------------------------------------------
  Spencer (County of) School District Finance
     Corp.; Series 2007, School Building RB
     (INS-Financial Security Assurance Inc.)(a)        4.50%     08/01/27       1,480        1,498,855
======================================================================================================
                                                                                             2,536,925
======================================================================================================


LOUISIANA-4.41%

  East Baton Rouge (Parish of) Sewer Commission;
     Series 2006 A, Ref. RB (INS-Financial
     Security Assurance Inc.)(a)                       5.00%     02/01/25       1,000        1,044,460
------------------------------------------------------------------------------------------------------
     Series 2006 A, Ref. RB (INS-Financial
     Security Assurance Inc.)(a)                       5.00%     02/01/26       1,000        1,038,750
------------------------------------------------------------------------------------------------------
     Series 2009 A, RB                                 5.25%     02/01/34       1,500        1,509,585
------------------------------------------------------------------------------------------------------
  Lafayette (City of);
     Series 2000 A, Public Improvement Sales Tax
     RB(c)(d)                                          5.50%     03/01/10       2,360        2,466,578
------------------------------------------------------------------------------------------------------
     Series 2007, Communications Systems RB
     (INS-XL Capital Assurance Inc.)(a)                4.63%     11/01/24       2,000        1,977,240
------------------------------------------------------------------------------------------------------
  Louisiana (State of) Local Government
     Environmental Facilities & Community
     Development Authority (Capital Projects &
     Equipment Acquisitions Program);
     Series 2000, RB (INS-ACA Financial Guaranty
     Corp.)(a)                                         6.55%     09/01/25       5,290        4,250,779
------------------------------------------------------------------------------------------------------
     Series 2000 A, RB (INS-Ambac Assurance
     Corp.)(a)                                         6.30%     07/01/30       2,000        1,941,580
------------------------------------------------------------------------------------------------------
  Louisiana (State of) Local Government
     Environmental Facilities & Community
     Development Authority (Jefferson Parish);
     Series 2009 A, RB                                 5.38%     04/01/31       1,000        1,006,290
------------------------------------------------------------------------------------------------------
  Louisiana (State of) Local Government
     Environmental Facilities & Community
     Development Authority (Parking Facilities
     Corp. Garage); Series 2001 A, RB (INS-Ambac
     Assurance Corp.)(a)                               5.20%     10/01/20       1,760        1,790,290
------------------------------------------------------------------------------------------------------
  Louisiana (State of) Public Facilities Authority
     (Black & Gold Facilities); Series 2007 A, RB
     (INS-CIFG Assurance North America, Inc.)(a)       5.00%     07/01/32       1,000          779,890
------------------------------------------------------------------------------------------------------
  Louisiana (State of) Public Facilities Authority
     (Christus Health); Series 2009 A, RB              6.00%     07/01/29       1,500        1,482,000
------------------------------------------------------------------------------------------------------
  Louisiana (State of) Public Facilities Authority
     (Ochsner Clinic Foundation); Series 2002 B,
     RB(c)(d)                                          5.50%     05/15/26       1,000        1,121,280
------------------------------------------------------------------------------------------------------
  Louisiana (State of) Public Facilities Authority
     (Tulane University); Series 2002 A, RB(c)(d)      5.13%     07/01/12       2,100        2,343,558
------------------------------------------------------------------------------------------------------
  Ouachita (Parish of) Hospital Service District
     No. 1 (Glenwood Regional Medical Center);
     Series 1996, Ref. RB(c)(d)                        5.70%     05/15/10       1,000        1,037,360
------------------------------------------------------------------------------------------------------
  Tangipahoa (Parish of) Hospital Service District
     No. 1 (North Oaks Medical Center); Series
     2003 A, Ref. RB                                   5.00%     02/01/25       1,000          813,450
======================================================================================================
                                                                                            24,603,090
======================================================================================================


MAINE-0.09%

  Maine (State of) Housing Authority; Series 2007
     E, Mortgage Purchase RB(e)                        5.30%     11/15/23         500          507,605
======================================================================================================


MARYLAND-0.39%

  Baltimore (City of) (Water); Series 2009 A, Sub.
     Project RB                                        5.38%     07/01/34         250          251,843
------------------------------------------------------------------------------------------------------
  Maryland (State of) Health & Higher Educational
     Facilities Authority (Lifebridge Health);
     Series 2008, RB                                   4.75%     07/01/39       1,000          828,350
------------------------------------------------------------------------------------------------------
  Maryland (State of) Health & Higher Educational
     Facilities Authority (University of Maryland
     Medical System); Series 2001, RB(c)(d)            5.25%     07/01/11       1,000        1,083,170
======================================================================================================
                                                                                             2,163,363
======================================================================================================


MASSACHUSETTS-2.77%

  Boston (City of) Water & Sewer Commission; Sr.
     Series 1993 A, RB (INS-National Public
     Finance Guarantee Corp.)(a)                       5.25%     11/01/19       5,385        6,148,108
------------------------------------------------------------------------------------------------------
  Massachusetts (State of) Bay Transportation
     Authority; Series 2002 A, Sr. Sales Tax
     RB(c)(d)                                          5.00%     07/01/12       1,500        1,671,345
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM MUNICIPAL BOND FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
MASSACHUSETTS-(CONTINUED)

  Massachusetts (State of) Development Finance
     Agency (Boston University); Series 1999 P, RB     6.00%     05/15/59      $5,500     $  5,693,215
------------------------------------------------------------------------------------------------------
  Massachusetts (State of) Development Finance
     Agency (College Issue); Series 2003 B, RB
     (INS-XL Capital Assurance Inc.)(a)                5.25%     07/01/33       1,000          970,800
------------------------------------------------------------------------------------------------------
  Massachusetts (State of) Development Finance
     Agency (Linden Ponds, Inc. Facility); Series
     2007 A, RB                                        5.00%     11/15/14       1,000          942,840
======================================================================================================
                                                                                            15,426,308
======================================================================================================


MICHIGAN-4.23%

  Allegan (City of) Public School District; Series
     2000, Unlimited Tax GO(c)(d)                      5.75%     05/01/10         500          520,240
------------------------------------------------------------------------------------------------------
  Almont (City of) Community Schools; Series 2002,
     Ref. School Building & Site Unlimited Tax
     GO(c)(d)                                          5.00%     11/01/12       1,000        1,128,440
------------------------------------------------------------------------------------------------------
  Bullock Creek School District; Series 2000,
     Unlimited Tax GO(c)(d)                            5.50%     05/01/10       1,000        1,038,600
------------------------------------------------------------------------------------------------------
  Caledonia (City of) Community Schools;
     Series 2000, Unlimited Tax GO(c)(d)               5.50%     05/01/10       1,000        1,038,600
------------------------------------------------------------------------------------------------------
     Series 2005, Ref. Unlimited Tax GO
     (INS-National Public Finance Guarantee
     Corp.)(a)                                         5.00%     05/01/25       1,000        1,031,510
------------------------------------------------------------------------------------------------------
  Chippewa Valley Schools; Series 2002, Ref.
     Unlimited Tax GO(c)(d)                            5.13%     05/01/12       1,000        1,112,610
------------------------------------------------------------------------------------------------------
  Detroit (City of);
     Series 2001 A, Water Supply System Sr. Lien
     RB(c)(d)                                          5.25%     07/01/11       1,845        1,996,604
------------------------------------------------------------------------------------------------------
     Series 2001 A, Water Supply System Sr. Lien
     RB(c)(d)                                          5.25%     07/01/11       1,655        1,777,851
------------------------------------------------------------------------------------------------------
     Series 2001 A, Water Supply System Sr. Lien
     RB (INS-Financial Guaranty Insurance Co.)(a)      5.00%     07/01/30       5,000        4,474,100
------------------------------------------------------------------------------------------------------
     Series 2006 B, Water Supply System Second
     Lien RB (INS-Financial Security Assurance
     Inc.)(a)                                          6.25%     07/01/36       1,000        1,055,900
------------------------------------------------------------------------------------------------------
  Jackson (City of) Brownfield Redevelopment
     Authority; Series 2002, Tax Increment
     Allocation RB (INS-Financial Guaranty
     Insurance Co.)(a)                                 5.13%     06/01/24       1,000        1,015,330
------------------------------------------------------------------------------------------------------
  Lake Orion (City of) Community School District;
     Series 2000 A, Unlimited Tax GO(c)(d)             6.00%     05/01/10         500          520,435
------------------------------------------------------------------------------------------------------
  Michigan (State of) Municipal Bond Authority
     (Drinking Water Revolving Fund); Series 2000,
     RB(c)(d)                                          5.50%     10/01/10       1,000        1,068,090
------------------------------------------------------------------------------------------------------
  Michigan (State of) Public Power Agency
     (Combustion Turbine No. 1); Series 2001 A, RB
     (INS-Ambac Assurance Corp.)(a)                    5.25%     01/01/24       2,500        2,503,800
------------------------------------------------------------------------------------------------------
  Michigan (State of) Tobacco Settlement Finance
     Authority; Series 2007 A, Sr. Asset-Backed RB     6.00%     06/01/34       1,300          921,011
------------------------------------------------------------------------------------------------------
  Newaygo (City of) Public Schools; Series 2000,
     Unlimited Tax GO(c)(d)                            5.50%     05/01/10       1,000        1,038,600
------------------------------------------------------------------------------------------------------
  Wyoming (City of); Series 2008, Water Supply
     System RB                                         5.13%     06/01/28       1,305        1,340,835
======================================================================================================
                                                                                            23,582,556
======================================================================================================


MINNESOTA-0.38%

  Minneapolis (City of) (Fairview Health
     Services); Series 2008 B, Health Care System
     RB (INS-Assured Guaranty Ltd.)(a)                 6.50%     11/15/38       1,000        1,092,400
------------------------------------------------------------------------------------------------------
  Minneapolis (City of) (Parking Ramp); Series
     2000 A, Unlimited Tax GO                          5.90%     12/01/20       1,000        1,034,270
======================================================================================================
                                                                                             2,126,670
======================================================================================================


MISSISSIPPI-1.18%

  Mississippi (State of) Development Bank Special
     Obligation (Jones County Junior College);
     Series 2009, RB (INS-Assured Guaranty
     Ltd.)(a)                                          5.00%     03/01/33         250          254,950
------------------------------------------------------------------------------------------------------
     Series 2009, RB (INS-Assured Guaranty
     Ltd.)(a)                                          5.13%     03/01/39         250          252,857
------------------------------------------------------------------------------------------------------
  Mississippi (State of) Higher Education
     Assistance Corp.; Series 1994 C, Sub. RB
     (CEP-Gtd. Student Loans)(e)                       7.50%     09/01/09       5,000        4,993,950
------------------------------------------------------------------------------------------------------
  Mississippi (State of) Hospital Equipment &
     Facilities Authority (Forrest County General
     Hospital); Series 2000, RB(c)(d)                  5.50%     01/01/11       1,000        1,075,590
======================================================================================================
                                                                                             6,577,347
======================================================================================================


MISSOURI-2.41%

  Bi-State Development Agency of the Missouri-
     Illinois Metropolitan District (Metrolink
     Cross County Extension); Series 2007, Ref.
     Mass Transit Sales Tax RB                         5.00%     10/01/33       1,500        1,392,705
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        AIM MUNICIPAL BOND FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
MISSOURI-(CONTINUED)

  Cape Girardeau (County of) Industrial
     Development Authority (St. Francis Medical
     Center); Series 2009, Health Care Facilities
     IDR                                               5.50%     06/01/34      $  500     $    490,665
------------------------------------------------------------------------------------------------------
  Cass (County of); Series 2007, Hospital RB           5.38%     05/01/22       1,000          928,750
------------------------------------------------------------------------------------------------------
  Gladstone (City of); Series 2006 A, COP (INS-XL
     Capital Assurance Inc.)(a)                        5.00%     06/01/22       1,295        1,315,811
------------------------------------------------------------------------------------------------------
  Ladue (City of) School District; Series 2007,
     Ref. & Improvement Unlimited Tax GO               4.75%     03/01/27       1,000        1,026,220
------------------------------------------------------------------------------------------------------
  Miller (County of) Reorganized School District
     No. 2; Series 2006, Unlimited Tax GO
     (INS-Financial Security Assurance Inc.)(a)        5.00%     03/01/21       1,000        1,068,620
------------------------------------------------------------------------------------------------------
  Missouri (State of) Health & Educational
     Facilities Authority (Washington University);
     Series 2001 A, RB(c)(d)                           5.13%     06/15/11       4,000        4,332,520
------------------------------------------------------------------------------------------------------
  Missouri (State of) Joint Municipal Electric
     Utility Commission (Iatan 2); Series 2006 A,
     Power Project RB (INS-Ambac Assurance
     Corp.)(a)                                         5.00%     01/01/34       1,000          959,790
------------------------------------------------------------------------------------------------------
  Neosho (City of) Reorganized School District No.
     R-05 (Missouri Direct Deposit Program);
     Series 2006, School Building Unlimited Tax GO
     (INS-Financial Security Assurance Inc.)(a)        5.00%     03/01/23       1,000        1,073,200
------------------------------------------------------------------------------------------------------
  St. Louis (City of) Municipal Finance Corp.;
     Series 2007, Recreation Sales Tax Leasehold
     RB (INS-Ambac Assurance Corp.)(a)                 4.50%     02/15/28       1,000          833,330
======================================================================================================
                                                                                            13,421,611
======================================================================================================


NEBRASKA-0.36%

  University of Nebraska (Omaha Health &
     Recreation); Series 2008, RB                      5.00%     05/15/33       1,000        1,008,420
------------------------------------------------------------------------------------------------------
  University of Nebraska (Omaha Student
     Facilities); Series 2007, RB                      5.00%     05/15/32       1,000        1,010,210
======================================================================================================
                                                                                             2,018,630
======================================================================================================


NEVADA-2.63%

  Clark (County of) Water Reclamation District;
     Series 2008, Limited Tax GO                       5.63%     07/01/32       1,500        1,566,720
------------------------------------------------------------------------------------------------------
  Clark (County of);
     Series 2001, Bond Bank Limited Tax GO(c)(d)       5.00%     06/01/11       2,870        3,097,017
------------------------------------------------------------------------------------------------------
     Series 2001, Bond Bank Limited Tax GO
     (INS-Financial Guaranty Insurance Co.)(a)         5.00%     06/01/31       2,130        2,061,137
------------------------------------------------------------------------------------------------------
     Series 2001 B, Airport System Sub. Lien
     RB(c)(d)                                          5.13%     07/01/11       2,250        2,438,078
------------------------------------------------------------------------------------------------------
     Series 2001 B, Airport System Sub. Lien
     RB(c)(d)                                          5.25%     07/01/11       1,500        1,628,955
------------------------------------------------------------------------------------------------------
     Series 2004 A-2, Airport System Sub. Lien RB
     (INS-Financial Guaranty Insurance Co.)(a)         5.13%     07/01/25       1,000        1,011,420
------------------------------------------------------------------------------------------------------
     Series 2004 A-2, Airport System Sub. Lien RB
     (INS-Financial Guaranty Insurance Co.)(a)         5.13%     07/01/27       1,000        1,003,190
------------------------------------------------------------------------------------------------------
  Las Vegas Valley Water District; Series 2009 B,
     Limited Tax GO                                    5.00%     06/01/29         800          789,056
------------------------------------------------------------------------------------------------------
  Truckee Meadows Water Authority; Series 2001 A,
     RB(c)(d)                                          5.13%     07/01/11       1,000        1,085,000
======================================================================================================
                                                                                            14,680,573
======================================================================================================


NEW JERSEY-1.25%

  New Jersey (State of) Economic Development
     Authority (Continental Airlines, Inc.);
     Series 1999, Special Facilities RB(e)             6.40%     09/15/23       1,025          760,693
------------------------------------------------------------------------------------------------------
     Series 2000, Special Facilities RB(e)             7.00%     11/15/30       4,000        3,002,560
------------------------------------------------------------------------------------------------------
  New Jersey (State of) Transportation Trust Fund
     Authority; Series 1999 A, Transportation
     System RB(d)                                      5.50%     06/15/10       1,440        1,504,642
------------------------------------------------------------------------------------------------------
  Tobacco Settlement Financing Corp.; Series 2002,
     Asset-Backed RB(c)(d)                             5.38%     06/01/12       1,485        1,671,145
======================================================================================================
                                                                                             6,939,040
======================================================================================================


NEW MEXICO-0.77%

  New Mexico (State of) Finance Authority; Series
     2006 B, Sr. Lien Public Project Revolving
     Fund RB (INS-National Public Finance
     Guarantee Corp.)(a)                               5.00%     06/01/26       2,000        2,071,240
------------------------------------------------------------------------------------------------------
  San Juan (County of); Series 2008, Sub. Gross
     Receipts Tax RB (INS-Financial Security
     Assurance Inc.)(a)                                4.38%     06/15/25       1,000          990,920
------------------------------------------------------------------------------------------------------
  Santa Fe (City of); Series 2006 B, Ref. Gross
     Receipts Tax RB (INS-Financial Security
     Assurance Inc.)(a)                                5.00%     06/01/22       1,185        1,229,686
======================================================================================================
                                                                                             4,291,846
======================================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        AIM MUNICIPAL BOND FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
NEW YORK-4.98%

  Metropolitan Transportation Authority;
     Series 2000 A, Dedicated Tax Fund RB(c)(d)        5.88%     04/01/10      $1,500     $  1,555,185
------------------------------------------------------------------------------------------------------
     Series 2002 A, Ref. Service Contract RB           5.13%     01/01/29       1,000        1,000,360
------------------------------------------------------------------------------------------------------
  New York (City of) Municipal Water Finance
     Authority;
     Series 2000 B, Water & Sewer System RB(c)(d)      6.00%     06/15/10         935          987,799
------------------------------------------------------------------------------------------------------
     Series 2000 B, Water & Sewer System RB            6.00%     06/15/33         565          593,018
------------------------------------------------------------------------------------------------------
     Series 2005 A, Water & Sewer System RB
     (INS-Financial Security Assurance Inc.)(a)        4.50%     06/15/29       1,000          979,360
------------------------------------------------------------------------------------------------------
  New York (City of);
     Series 2005 J, Unlimited Tax GO                   5.00%     03/01/23       2,500        2,568,475
------------------------------------------------------------------------------------------------------
     Series 2007 D1, Unlimited Tax GO                  5.13%     12/01/22       2,500        2,635,850
------------------------------------------------------------------------------------------------------
  New York (State of) Dormitory Authority (The New
     York & Presbyterian Hospital); Series 2007,
     FHA Insured Mortgage Hospital RB
     (INS-Financial Security Assurance Inc.)(a)        4.75%     02/15/23       1,000        1,009,350
------------------------------------------------------------------------------------------------------
  New York (State of) Dormitory Authority (Yeshiva
     University); Series 2009, RB                      5.00%     09/01/34         515          512,791
------------------------------------------------------------------------------------------------------
  New York (State of) Environmental Facilities
     Corp.; Series 1991 E, State Water Revolving
     Fund PCR                                          6.88%     06/15/10         145          145,760
------------------------------------------------------------------------------------------------------
  New York (State of); Series 2009 A, Unlimited
     Tax GO                                            5.00%     02/15/39         500          506,805
------------------------------------------------------------------------------------------------------
  Port Authority of New York & New Jersey
     (Consolidated Ninety-Third); Series 1994, RB      6.13%     06/01/94       5,250        5,735,940
------------------------------------------------------------------------------------------------------
  Triborough Bridge & Tunnel Authority;
     Series 1992 Y, General Purpose RB(d)              5.50%     01/01/17       2,900        3,377,543
------------------------------------------------------------------------------------------------------
     Series 1993 B, General Purpose RB(d)              5.00%     01/01/20       1,960        2,261,938
------------------------------------------------------------------------------------------------------
     Series 2006 A, General Purpose RB                 5.00%     11/15/35       2,000        2,002,280
------------------------------------------------------------------------------------------------------
  TSASC, Inc.; Series 2006 1, Tobacco Settlement
     Asset-Backed RB                                   5.00%     06/01/26       2,500        1,878,450
======================================================================================================
                                                                                            27,750,904
======================================================================================================


NORTH CAROLINA-0.44%

  North Carolina (State of) Eastern Municipal
     Power Agency; Series 1993 A, Power System
     RB(d)                                             6.13%     01/01/10       1,500        1,536,195
------------------------------------------------------------------------------------------------------
  North Carolina (State of) Housing Finance
     Agency; Series 1996 II, Single Family RB
     (CEP-FHA)                                         6.20%     03/01/16         150          150,302
------------------------------------------------------------------------------------------------------
  North Carolina (State of) Municipal Power Agency
     No. 1 Catawba; Series 1990, Electric RB(d)        6.50%     01/01/10         260          266,713
------------------------------------------------------------------------------------------------------
  Oak Island (Town of); Series 2009, Enterprise
     System RB (INS-Assured Guaranty Ltd.)(a)          6.00%     06/01/34         500          518,940
======================================================================================================
                                                                                             2,472,150
======================================================================================================


NORTH DAKOTA-0.42%

  North Dakota (State of) Board of Higher
     Education (North Dakota State University);
     Series 2007, Housing & Auxiliary Facilities
     RB (INS-Ambac Assurance Corp.)(a)                 5.00%     04/01/24       1,160        1,204,428
------------------------------------------------------------------------------------------------------
     Series 2007, Housing & Auxiliary Facilities
     RB (INS-Ambac Assurance Corp.)(a)                 5.00%     04/01/27       1,085        1,111,300
======================================================================================================
                                                                                             2,315,728
======================================================================================================


OHIO-2.89%

  Beavercreek (City of) School District; Series
     2009, School Improvement Unlimited Tax GO         5.00%     12/01/30       1,000        1,018,610
------------------------------------------------------------------------------------------------------
  Buckeye (City of) Tobacco Settlement Financing
     Authority;
     Series 2007 A-1, Sr. Asset-Backed RB              5.00%     06/01/17         765          690,994
------------------------------------------------------------------------------------------------------
     Series 2007 A-2, Sr. Asset-Backed Turbo RB        5.38%     06/01/24       1,265        1,060,576
------------------------------------------------------------------------------------------------------
     Series 2007 A-2, Sr. Asset-Backed Turbo RB        6.00%     06/01/42         900          537,480
------------------------------------------------------------------------------------------------------
     Series 2007 A-2, Sr. Asset-Backed Turbo RB        5.88%     06/01/47       1,850        1,062,140
------------------------------------------------------------------------------------------------------
  Cleveland (City of); Series 1993 G, Ref.
     Waterworks First Mortgage RB (INS-National
     Public Finance Guarantee Corp.)(a)                5.50%     01/01/21       3,300        3,651,054
------------------------------------------------------------------------------------------------------
  Cuyahoga (County of); Series 2003 A, Ref. RB         5.50%     01/01/29       1,000        1,028,630
------------------------------------------------------------------------------------------------------
  Lake & Stark (Counties of) Local School
     District; Series 2000, Unlimited Tax GO(c)(d)     5.75%     12/01/10       2,500        2,668,450
------------------------------------------------------------------------------------------------------
  Montgomery (County of) (Grandview Hospital &
     Medical Center); Series 1997, Ref. RB(c)(d)       5.50%     12/01/09       1,000        1,017,000
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        AIM MUNICIPAL BOND FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
OHIO-(CONTINUED)

  Ohio (State of) Air Quality Development
     Authority (Columbus Southern Power Co.);
     Series 2007, RB (INS-National Public Finance
     Guarantee Corp.)(a)(c)(e)                         5.10%     05/01/13      $1,750     $  1,796,497
------------------------------------------------------------------------------------------------------
  Plain (City of) Local School District;
     Series 2000, Unlimited Tax GO(c)(d)               6.00%     06/01/11         410          449,889
------------------------------------------------------------------------------------------------------
     Series 2000, Unlimited Tax GO (INS-Financial
     Guaranty Insurance Co.)(a)                        6.00%     12/01/25          90           92,010
------------------------------------------------------------------------------------------------------
  Reynoldsburg (City of) School District; Series
     2008, School Facilities Construction &
     Improvement Unlimited Tax GO                      5.00%     12/01/32       1,000        1,010,610
======================================================================================================
                                                                                            16,083,940
======================================================================================================


OKLAHOMA-1.00%

  Jenks (City of) Aquarium Authority; Series 2000,
     First Mortgage RB(c)(d)                           6.00%     07/01/10         800          848,960
------------------------------------------------------------------------------------------------------
  Mustang (City of) Improvement Authority; Series
     1999, Utility System RB(c)(d)                     5.70%     10/01/09       1,500        1,543,470
------------------------------------------------------------------------------------------------------
  Oklahoma (County of) Finance Authority (Oxford
     Oaks, Watersedge & Gardens at Reding
     Apartments); Series 2000, Ref. VRD MFH RB
     (CEP-Federal National Mortgage
     Association)(f)(g)                                0.37%     07/15/30         520          520,000
------------------------------------------------------------------------------------------------------
  Oklahoma City (City of) Airport Trust; 27(th)
     Series 2000 A, Jr. Lien RB(c)(d)                  5.13%     07/01/10       2,575        2,686,575
======================================================================================================
                                                                                             5,599,005
======================================================================================================


OREGON-0.23%

  Beaverton (City of) School District (Washington
     County School District No. 48J);
     Series 2009, Limited Tax GO (INS-Assured
     Guaranty Ltd.)(a)                                 5.00%     06/01/31         750          777,675
------------------------------------------------------------------------------------------------------
     Series 2009, Limited Tax GO (INS-Assured
     Guaranty Ltd.)(a)                                 5.13%     06/01/36         500          514,245
======================================================================================================
                                                                                             1,291,920
======================================================================================================


PENNSYLVANIA-1.81%

  Allegheny (County of) Higher Education Building
     Authority (Carnegie Mellon University);
     Series 2002, RB                                   5.25%     03/01/32       1,500        1,508,550
------------------------------------------------------------------------------------------------------
  Lycoming (County of) County Authority
     (Pennsylvania College of Technology); Series
     2008, RB (INS-Assured Guaranty Ltd.)(a)           5.50%     10/01/32       2,250        2,299,590
------------------------------------------------------------------------------------------------------
  Pennsylvania (State of) Public School Building
     Authority (Harrisburg School District);
     Series 2009 A, RB                                 5.00%     11/15/33       2,000        1,999,840
------------------------------------------------------------------------------------------------------
  Pennsylvania (State of) Turnpike Commission;
     Series 2009 B, Sub. RB                            5.75%     06/01/39       2,000        2,037,120
------------------------------------------------------------------------------------------------------
  Philadelphia (City of); Series 2009 B, Limited
     Tax GO (INS-Assured Guaranty Ltd.)(a)             7.00%     07/15/28       2,000        2,238,740
======================================================================================================
                                                                                            10,083,840
======================================================================================================


PUERTO RICO-0.90%

  Children's Trust Fund; Series 2000, Tobacco
     Settlement Asset-Backed RB(c)(d)                  6.00%     07/01/10       1,000        1,049,520
------------------------------------------------------------------------------------------------------
  Puerto Rico (State of) Sales Tax Financing
     Corp.;
     First Sub. Series 2009 A, RB                      5.25%     08/01/27       2,000        1,974,800
------------------------------------------------------------------------------------------------------
     First Sub. Series 2009 A, RB                      5.50%     08/01/28       2,000        2,004,580
======================================================================================================
                                                                                             5,028,900
======================================================================================================


RHODE ISLAND-0.51%

  Providence (City of) Public Building Authority;
     Series 2000 A, RB(c)(d)                           5.75%     12/15/10       1,210        1,307,562
------------------------------------------------------------------------------------------------------
  Rhode Island (State of) Health & Educational
     Building Corp. (Lifespan Obligated Group);
     Series 2009 A, Hospital Financing RB
     (INS-Assured Guaranty Ltd.)(a)                    6.25%     05/15/30         500          521,505
------------------------------------------------------------------------------------------------------
  Rhode Island (State of) Student Loan Authority;
     Series 2008 A, Sr. RB (CEP-Gtd. Student
     Loans)(e)                                         6.00%     12/01/23       1,000        1,004,090
======================================================================================================
                                                                                             2,833,157
======================================================================================================


SOUTH CAROLINA-3.12%

  Beaufort (County of) School District; Series
     2007 C, Unlimited Tax GO (CEP-South Carolina
     State Department of Education)                    4.50%     03/01/32       1,000          970,690
------------------------------------------------------------------------------------------------------
  College of Charleston; Series 2007 D, Academic &
     Administrative Facilities RB (INS-XL Capital
     Assurance Inc.)(a)                                4.63%     04/01/30       1,500        1,371,900
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        AIM MUNICIPAL BOND FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
SOUTH CAROLINA-(CONTINUED)

  Greenwood (City of); Series 2007, Combined
     Public Utility System RB (INS-National Public
     Finance Guarantee Corp.)(a)                       4.50%     12/01/27      $1,400     $  1,334,956
------------------------------------------------------------------------------------------------------
  Kershaw (County of) Public Schools Foundation
     (Kershaw County School District); Series
     2006, Installment Purchase RB (INS-CIFG
     Assurance North America, Inc.)(a)                 5.00%     12/01/28       2,000        1,999,860
------------------------------------------------------------------------------------------------------
  Myrtle Beach (City of); Series 2004 A,
     Hospitality Fee RB (INS-Financial Guaranty
     Insurance Co.)(a)                                 5.38%     06/01/24       1,150        1,166,261
------------------------------------------------------------------------------------------------------
  South Carolina (State of) Jobs-Economic
     Development Authority (Bon Secours Health
     System, Inc.);
     Series 2002 A, RB(c)(d)                           5.50%     11/15/12         460          524,391
------------------------------------------------------------------------------------------------------
     Series 2002 B, RB                                 5.50%     11/15/23       1,540        1,470,915
------------------------------------------------------------------------------------------------------
  South Carolina (State of) Jobs-Economic
     Development Authority (Palmetto Health
     Alliance);
     Series 2000 A, Hospital Facilities
     Improvement RB(c)(d)                              7.13%     12/15/10       1,000        1,092,370
------------------------------------------------------------------------------------------------------
     Series 2003 A, Ref. Hospital Facilities RB        6.13%     08/01/23       1,500        1,460,880
------------------------------------------------------------------------------------------------------
     Series 2003 A, Ref. Hospital Facilities RB        6.25%     08/01/31       1,000          938,780
------------------------------------------------------------------------------------------------------
  South Carolina (State of) Transportation
     Infrastructure Bank;
     Series 2001 A, RB(c)(d)                           5.00%     10/01/11       1,000        1,089,460
------------------------------------------------------------------------------------------------------
     Series 2004 A, RB (INS-Ambac Assurance
     Corp.)(a)                                         5.25%     10/01/24       2,000        2,047,040
------------------------------------------------------------------------------------------------------
  Spartanburg (City of); Series 2007 A, Ref.
     Waterworks RB (INS-Financial Security
     Assurance Inc.)(a)                                4.38%     06/01/28       1,000          963,260
------------------------------------------------------------------------------------------------------
  Spartanburg (County of) Regional Health Services
     District; Series 2008 D, Ref. RB (INS-Assured
     Guaranty Ltd.)(a)                                 4.50%     04/15/25       1,000          942,860
======================================================================================================
                                                                                            17,373,623
======================================================================================================


SOUTH DAKOTA-1.48%

  Aberdeen (City of) School District No. 6-1;
     Series 2000, Unlimited Tax GO(c)(d)               5.45%     01/01/11       3,940        4,207,092
------------------------------------------------------------------------------------------------------
  South Dakota (State of) Building Authority;
     Series 2007, RB (INS-Financial Guaranty
     Insurance Co.)(a)                                 4.50%     06/01/30       2,675        2,487,563
------------------------------------------------------------------------------------------------------
  South Dakota (State of) Health & Educational
     Facilities Authority (Vocational Education
     Program); Series 2008, RB (INS-Assured
     Guaranty Ltd.)(a)                                 5.50%     08/01/38       1,000        1,014,880
------------------------------------------------------------------------------------------------------
  South Dakota (State of) Housing Development
     Authority (Homeownership Mortgage); Series
     2008 G, RB                                        6.00%     05/01/28         500          531,035
======================================================================================================
                                                                                             8,240,570
======================================================================================================


TENNESSEE-0.54%

  Johnson City (City of); Series 2009, Ref.
     Unlimited Tax GO                                  5.00%     06/01/31         750          754,583
------------------------------------------------------------------------------------------------------
  Robertson & Sumner (Counties of) White House
     Utility District; Series 2000, Water & Sewer
     RB(c)(d)                                          6.00%     01/01/10       1,000        1,023,650
------------------------------------------------------------------------------------------------------
  Tennessee (State of) Energy Acquisition Corp.;
     Series 2006 A, Gas RB                             5.00%     09/01/16       1,200        1,207,776
======================================================================================================
                                                                                             2,986,009
======================================================================================================


TEXAS-18.67%

  Allen (City of) Independent School District;
     Series 2000, Unlimited Tax GO(c)(d)               5.95%     02/15/10         960          989,107
------------------------------------------------------------------------------------------------------
     Series 2000, Unlimited Tax GO (CEP-Texas
     Permanent School Fund)                            5.95%     02/15/25         640          646,784
------------------------------------------------------------------------------------------------------
  Austin (City of); Series 1999, Ref. Hotel
     Occupancy Tax Sub. Lien RB(c)(d)                  5.80%     11/15/09       1,000        1,015,550
------------------------------------------------------------------------------------------------------
  Beaumont (City of); Series 2008, Limited Tax GO
     Ctfs. (INS-Assured Guaranty Ltd.)(a)              5.00%     03/01/30       1,000        1,011,910
------------------------------------------------------------------------------------------------------
  Brazos (County of) Harbor Industrial Development
     Corp. (Dow Chemical); Series 2008,
     Environmental Facilities IDR(c)(e)                5.90%     05/01/28       1,000          871,410
------------------------------------------------------------------------------------------------------
  Carroll (City of) Independent School District;
     Series 2001, Unlimited Tax GO(c)(d)               5.25%     02/15/11         955        1,022,614
------------------------------------------------------------------------------------------------------
  Cisco (City of) Junior College District; Series
     2002, Ref. Consolidated RB (INS-Ambac
     Assurance Corp.)(a)                               5.25%     07/01/26       1,000        1,010,990
------------------------------------------------------------------------------------------------------
  Cleveland (City of) Independent School District;
     Series 2001, Unlimited Tax GO(c)(d)               5.13%     02/01/11       1,680        1,792,879
------------------------------------------------------------------------------------------------------
  Comal (County of) Independent School District;
     Series 2001, Ref. School Building Unlimited
     Tax GO(c)(d)                                      5.25%     02/01/11       1,130        1,208,027
------------------------------------------------------------------------------------------------------
     Series 2001, Ref. School Building Unlimited
     Tax GO (CEP-Texas Permanent School Fund)          5.25%     02/01/28         870          882,511
------------------------------------------------------------------------------------------------------
  Corpus Christi (City of) Independent School
     District; Series 2009, School Building
     Unlimited Tax GO                                  5.38%     08/15/30       2,000        2,105,380
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        AIM MUNICIPAL BOND FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
TEXAS-(CONTINUED)

  Corpus Christi (City of); Series 2009,
     Improvement Utility System RB (INS-Assured
     Guaranty Ltd.)(a)                                 5.25%     07/15/33      $1,500     $  1,512,750
------------------------------------------------------------------------------------------------------
  Dallas (City of); Series 2007, Ref. Waterworks &
     Sewer System RB (INS-Ambac Assurance
     Corp.)(a)                                         4.50%     10/01/27       4,000        4,029,720
------------------------------------------------------------------------------------------------------
  Denton (City of); Series 2000 A, Utility System
     RB(c)(d)                                          5.40%     12/01/10       1,000        1,064,540
------------------------------------------------------------------------------------------------------
  Galena Park (City of) Independent School
     District; Series 1996, Ref. Capital
     Appreciation Unlimited Tax GO (CEP-Texas
     Permanent School Fund)(b)                         5.89%     08/15/23       2,000        1,062,160
------------------------------------------------------------------------------------------------------
  Grapevine (City of); Series 2000, Limited Tax GO
     Ctfs.(c)(d)                                       5.88%     08/15/10       1,610        1,700,707
------------------------------------------------------------------------------------------------------
  Harris (County of) Cultural Education Facilities
     Finance Corp. (Baylor College of Medicine);
     Series 2008 D, Ref. RB                            5.38%     11/15/28         825          782,702
------------------------------------------------------------------------------------------------------
  Harris (County of) Health Facilities Development
     Corp. (Memorial Hermann Health Care); Series
     2001 A, Hospital RB(c)(d)                         6.38%     06/01/11         750          833,003
------------------------------------------------------------------------------------------------------
  Harris (County of) Health Facilities Development
     Corp. (St. Luke's Episcopal Hospital);
     Series 2001 A, RB(c)(d)                           5.38%     08/15/11       1,000        1,092,680
------------------------------------------------------------------------------------------------------
     Series 2002, RB(c)(d)                             5.13%     08/15/12       1,000        1,121,400
------------------------------------------------------------------------------------------------------
  Harris (County of) Health Facilities Development
     Corp. (Texas Children's Hospital); Series
     1999 A, Hospital RB(d)                            5.25%     10/01/29       2,000        2,032,100
------------------------------------------------------------------------------------------------------
  Harris (County of)-Houston (City of) Sports
     Authority; Series 2001 B, Ref. Jr. Lien
     Special RB (INS-National Public Finance
     Guarantee Corp.)(a)                               5.25%     11/15/40       5,000        3,923,800
------------------------------------------------------------------------------------------------------
  Harris (County of); Series 2002, Ref. Limited
     Tax GO(c)(d)                                      5.13%     08/15/12       2,000        2,247,920
------------------------------------------------------------------------------------------------------
  Houston (City of);
     Series 2000 B, Airport System Sub. Lien
     RB(c)(d)                                          5.50%     07/01/10       1,000        1,046,660
------------------------------------------------------------------------------------------------------
     Series 2009 A, Ref. Airport System Sr. Lien
     RB                                                5.50%     07/01/34         750          745,470
------------------------------------------------------------------------------------------------------
  Keller (City of) Independent School District;
     Series 2001, Ref. Unlimited Tax GO(c)(d)          5.25%     08/15/11       1,775        1,939,187
------------------------------------------------------------------------------------------------------
  Laredo (City of) Community College District;
     Series 2002, Limited Tax GO(c)(d)                 5.25%     08/01/12       1,000        1,127,040
------------------------------------------------------------------------------------------------------
     Series 2002, Limited Tax GO(c)(d)                 5.25%     08/01/12       1,000        1,127,040
------------------------------------------------------------------------------------------------------
  Little Elm (City of) Independent School
     District;
     Series 1999, Unlimited Tax GO(c)(d)               6.00%     08/15/09       3,890        3,898,597
------------------------------------------------------------------------------------------------------
     Series 2000, Unlimited Tax GO(c)(d)               6.13%     08/15/10         980        1,037,428
------------------------------------------------------------------------------------------------------
  Nacogdoches (City of) Independent School
     District; Series 2001, Ref. Unlimited Tax
     GO(c)(d)                                          5.30%     02/15/11       2,480        2,657,469
------------------------------------------------------------------------------------------------------
  North Texas Tollway Authority;
     Series 2008 A-AGC-1, Ref. First Tier System
     RB                                                5.63%     01/01/33       1,500        1,554,315
------------------------------------------------------------------------------------------------------
     Series 2008 F, Ref. Second Tier System RB         6.13%     01/01/31       1,000        1,009,690
------------------------------------------------------------------------------------------------------
     Series 2008 K-1, Ref. First Tier System RB
     (INS-Assured Guaranty Ltd.)(a)                    5.75%     01/01/38       1,530        1,600,074
------------------------------------------------------------------------------------------------------
  Northside Independent School District; Series
     1999 A, Unlimited Tax GO(c)(d)                    5.50%     08/15/09       1,000        1,002,030
------------------------------------------------------------------------------------------------------
  Parker (County of); Series 2009, Unlimited Tax
     GO Road Bonds (INS-Assured Guaranty Ltd.)(a)      5.13%     02/15/31       1,000        1,018,490
------------------------------------------------------------------------------------------------------
  Pasadena (City of); Series 2002, Limited Tax GO
     Ctfs.(c)(d)                                       5.25%     04/01/11       2,000        2,153,120
------------------------------------------------------------------------------------------------------
  Pflugerville (City of) Independent School
     District; Series 2000, Unlimited Tax GO(c)(d)     5.50%     08/15/10       1,615        1,699,884
------------------------------------------------------------------------------------------------------
  Pflugerville (City of);
     Series 2009, Limited Tax GO Ctfs.
     (INS-Assured Guaranty Ltd.)(a)                    5.30%     08/01/31         860          886,256
------------------------------------------------------------------------------------------------------
     Series 2009, Limited Tax GO Ctfs.
     (INS-Assured Guaranty Ltd.)(a)                    5.38%     08/01/32         755          779,470
------------------------------------------------------------------------------------------------------
  Pharr San Juan Alamo Independent School
     District; Series 2006, Ref. Unlimited Tax GO
     (CEP-Texas Permanent School Fund)                 5.13%     02/01/24       1,010        1,080,316
------------------------------------------------------------------------------------------------------
  Plano (City of); Series 2000, Limited Tax
     GO(c)(d)                                          5.88%     09/01/10         850          899,878
------------------------------------------------------------------------------------------------------
  Richardson (City of) Independent School
     District; Series 2008, School Building
     Unlimited Tax GO                                  5.25%     02/15/33       1,000        1,024,160
------------------------------------------------------------------------------------------------------
  Richardson (City of);
     Series 2000, Hotel Occupancy Limited Tax GO
     Ctfs.(c)(d)                                       5.75%     02/15/10       2,000        2,058,480
------------------------------------------------------------------------------------------------------
     Series 2001, Limited Tax GO Ctfs.                 5.00%     02/15/19       1,720        1,789,282
------------------------------------------------------------------------------------------------------
  Sachse (City of); Series 2009, Ref. &
     Improvement Limited Tax GO (INS-Assured
     Guaranty Ltd.)(a)                                 5.25%     02/15/31         500          513,965
------------------------------------------------------------------------------------------------------
  San Angelo (City of); Series 2001, Ref. &
     Improvement Waterworks & Sewer System RB(d)       5.25%     04/01/19       1,000        1,044,080
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        AIM MUNICIPAL BOND FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
TEXAS-(CONTINUED)

  San Antonio (City of) Independent School
     District; Series 1999, Unlimited Tax GO(c)(d)     5.50%     08/15/09      $3,500     $  3,507,070
------------------------------------------------------------------------------------------------------
  San Antonio (City of);
     Series 1999, Ref. Water RB(c)(d)                  5.88%     11/15/09       1,000        1,016,100
------------------------------------------------------------------------------------------------------
     Series 2000 A, Limited Tax GO(c)(d)               5.38%     02/01/11       1,185        1,269,040
------------------------------------------------------------------------------------------------------
  Schertz-Cibolo-Universal City Independent School
     District; Series 2001, Ref. & Building
     Unlimited Tax GO (CEP-Texas Permanent School
     Fund)                                             5.13%     08/01/25       1,535        1,568,294
------------------------------------------------------------------------------------------------------
  Southlake (City of); Series 2004, Ref. Limited
     Tax GO (INS-Ambac Assurance Corp.)(a)             5.20%     02/15/26       1,000        1,026,690
------------------------------------------------------------------------------------------------------
  Spring Branch Independent School District;
     Series 2000, Limited Tax GO(c)(d)                 5.75%     02/01/10       5,000        5,130,800
------------------------------------------------------------------------------------------------------
  Tarrant (County of) Cultural Education
     Facilities Finance Corp. (Christus Health);
     Series 2008 A, Ref. RB (INS-Assured Guaranty
     Ltd.)(a)                                          6.25%     07/01/28       1,000        1,071,960
------------------------------------------------------------------------------------------------------
  Texas (State of); Series 2001 A, Ref. Water
     Development Unlimited Tax GO                      5.25%     08/01/35       1,840        1,859,798
------------------------------------------------------------------------------------------------------
  Texas City (City of) Independent School
     District; Series 2008, School Building
     Unlimited Tax GO (CEP-Texas Permanent School
     Fund)                                             4.50%     08/15/30         500          496,630
------------------------------------------------------------------------------------------------------
  Texas Woman's University; Series 2008, Financing
     System RB                                         5.13%     07/01/27       1,325        1,326,351
------------------------------------------------------------------------------------------------------
  Town Center Improvement District;
     Series 2001, Sales & Hotel Occupancy Tax RB
     (INS-Financial Guaranty Insurance Co.)(a)         5.13%     03/01/21       2,500        2,517,400
------------------------------------------------------------------------------------------------------
     Series 2001, Sales & Hotel Occupancy Tax RB
     (INS-Financial Guaranty Insurance Co.)(a)         5.13%     03/01/23       1,000        1,004,070
------------------------------------------------------------------------------------------------------
     Series 2001, Sales & Hotel Occupancy Tax RB
     (INS-Financial Guaranty Insurance Co.)(a)         5.25%     03/01/27       2,800        2,805,768
------------------------------------------------------------------------------------------------------
  United Independent School District; Series 2000,
     Unlimited Tax GO(d)                               5.13%     08/15/26       1,000        1,029,570
------------------------------------------------------------------------------------------------------
  University of Houston; Series 2009, Ref.
     Consolidated RB                                   5.00%     02/15/29       1,000        1,024,370
------------------------------------------------------------------------------------------------------
  Waxahachie Independent School District;
     Series 2002, Ref. School Building Unlimited
     Tax GO (CEP-Texas Permanent School Fund)          5.25%     08/15/26       3,400        3,477,690
------------------------------------------------------------------------------------------------------
     Series 2002, Ref. School Building Unlimited
     Tax GO (CEP-Texas Permanent School Fund)          5.38%     08/15/27       2,000        2,046,600
------------------------------------------------------------------------------------------------------
     Series 2002, Ref. School Building Unlimited
     Tax GO (CEP-Texas Permanent School Fund)          5.25%     08/15/30       2,890        2,932,281
------------------------------------------------------------------------------------------------------
  Ysleta (City of) Independent School District
     Public Facilities Corp.; Series 2001, Ref.
     Lease RB (INS-Ambac Assurance Corp.)(a)           5.38%     11/15/24       1,300        1,302,197
======================================================================================================
                                                                                           104,065,704
======================================================================================================


UTAH-0.48%

  Pleasant Grove (City of); Series 2008, Water RB
     (INS-Financial Security Assurance Inc.)(a)        5.25%     12/01/33         710          721,999
------------------------------------------------------------------------------------------------------
  Utah (State of) Transit Authority; Series 2008
     A, Sales Tax RB (INS-Financial Security
     Assurance Inc.)(a)                                5.00%     06/15/36       1,050        1,064,207
------------------------------------------------------------------------------------------------------
  Washington City (City of); Series 2003, Sales
     Tax RB (INS-Ambac Assurance Corp.)(a)             5.00%     11/15/23         915          908,476
======================================================================================================
                                                                                             2,694,682
======================================================================================================


VERMONT-0.56%

  University of Vermont & State Agricultural
     College; Series 2009, RB                          5.13%     10/01/39       1,245        1,234,144
------------------------------------------------------------------------------------------------------
  Vermont (State of) Educational & Health
     Buildings Financing Agency (Fletcher Allen
     Health Care);
     Series 2000 A, Hospital RB (INS-Ambac
     Assurance Corp.)(a)                               6.00%     12/01/23       1,000          975,530
------------------------------------------------------------------------------------------------------
     Series 2004 B, RB (INS-Financial Security
     Assurance Inc.)(a)                                5.00%     12/01/34       1,000          928,150
======================================================================================================
                                                                                             3,137,824
======================================================================================================


VIRGINIA-1.95%

  Fairfax (County of) Industrial Development
     Authority (Inova Health System); Series 1993,
     IDR (INS-Financial Security Assurance
     Inc.)(a)                                          5.25%     08/15/19       1,000        1,089,030
------------------------------------------------------------------------------------------------------
  Fauquier (County of) Industrial Development
     Authority;
     Series 2002, Hospital IDR (INS-Radian Asset
     Assurance, Inc.)(a)                               5.50%     10/01/17         500          508,265
------------------------------------------------------------------------------------------------------
     Series 2002, Hospital IDR (INS-Radian Asset
     Assurance, Inc.)(a)                               5.25%     10/01/31       1,000          860,460
------------------------------------------------------------------------------------------------------
  Henrico (County of) Economic Development
     Authority (Virginia United Methodist Homes);
     Series 2002 A, Ref. Residential Care
     Facilities RB                                     6.50%     06/01/22       2,000        2,004,620
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        AIM MUNICIPAL BOND FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
VIRGINIA-(CONTINUED)

  King George (County of) Industrial Development
     Authority; Series 2004, Lease IDR
     (INS-Financial Security Assurance Inc.)(a)        5.00%     03/01/25      $1,100     $  1,132,516
------------------------------------------------------------------------------------------------------
  New River Valley Regional Jail Authority; Series
     2008, Ref. RB (INS-National Public Finance
     Guarantee Corp.)(a)                               4.50%     10/01/32       1,155        1,008,777
------------------------------------------------------------------------------------------------------
  Richmond (City of); Series 2004, Public Utility
     RB (INS-Financial Security Assurance Inc.)(a)     5.00%     01/15/27       1,560        1,626,440
------------------------------------------------------------------------------------------------------
  Virginia (State of) Housing Development
     Authority; Series 2000 D, RB(e)                   5.70%     04/01/11       1,500        1,530,570
------------------------------------------------------------------------------------------------------
  Virginia (State of) Public School Authority;
     Series 2008, Special Obligation School
     Financing RB                                      6.00%     12/01/32       1,000        1,091,710
======================================================================================================
                                                                                            10,852,388
======================================================================================================


WASHINGTON-2.51%

  Everett (City of) Public Facilities District;
     Series 2007 A, Limited Sales Tax & Interlocal
     RB                                                5.00%     12/01/23       1,135        1,159,130
------------------------------------------------------------------------------------------------------
  King (County of); Series 2009, Sewer Limited Tax
     GO                                                5.00%     01/01/30       1,000        1,027,170
------------------------------------------------------------------------------------------------------
  Klickitat (County of) Public Utility District
     No. 1;
     Series 2006 B, Ref. Electric RB
     (INS-Financial Guaranty Insurance Co.)(a)         5.00%     12/01/23       3,000        2,969,550
------------------------------------------------------------------------------------------------------
     Series 2006 B, Ref. Electric RB
     (INS-Financial Guaranty Insurance Co.)(a)         5.00%     12/01/24       2,000        2,031,760
------------------------------------------------------------------------------------------------------
  Pierce (County of) White River School District
     No. 416; Series 2000, Unlimited Tax GO            5.35%     12/01/09       1,550        1,575,374
------------------------------------------------------------------------------------------------------
  Seattle (Port of) Industrial Development Corp.
     (Sysco Food Services of Seattle, Inc.);
     Series 1994, Ref. VRD IDR(f)(g)                   0.42%     11/01/25         125          125,000
------------------------------------------------------------------------------------------------------
  Seattle (Port of); Series 2005 A, Ref.
     Intermediate Lien RB (INS-National Public
     Finance Guarantee Corp.)(a)                       5.00%     03/01/35       1,000          959,550
------------------------------------------------------------------------------------------------------
  Skagit (County of) Public Hospital District No.
     1 (Skagit Valley Hospital);
     Series 2005, RB                                   5.38%     12/01/22         500          444,160
------------------------------------------------------------------------------------------------------
     Series 2007, RB                                   5.63%     12/01/25       2,000        1,762,960
------------------------------------------------------------------------------------------------------
  Washington (State of) Health Care Facilities
     Authority (Providence Health System); Series
     2001 A, RB (INS-National Public Finance
     Guarantee Corp.)(a)                               5.25%     10/01/21       1,900        1,923,199
======================================================================================================
                                                                                            13,977,853
======================================================================================================


WISCONSIN-1.00%

  Adams-Friendship (Cities of) Area School
     District; Series 1996, Ref. Unlimited Tax GO
     (INS-Ambac Assurance Corp.)(a)                    6.50%     04/01/15       1,340        1,579,605
------------------------------------------------------------------------------------------------------
  Wisconsin (State of) Health & Educational
     Facilities Authority (Sinai Samaritan Medical
     Center Inc.); Series 1996, RB (INS-National
     Public Finance Guarantee Corp.)(a)                5.75%     08/15/16       1,375        1,374,918
------------------------------------------------------------------------------------------------------
  Wisconsin (State of); Series 2000 C, Unlimited
     Tax GO(c)(d)                                      5.50%     05/01/10       2,500        2,594,375
======================================================================================================
                                                                                             5,548,898
======================================================================================================
TOTAL INVESTMENTS(h)-99.64% (Cost $544,297,075)                                            555,375,104
======================================================================================================
OTHER ASSETS LESS LIABILITIES-0.36%                                                          1,980,152
======================================================================================================
NET ASSETS-100.00%                                                                        $557,355,256
______________________________________________________________________________________________________
======================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        AIM MUNICIPAL BOND FUND

Investment Abbreviations:

CEP    - Credit Enhancement Provider
COP    - Certificates of Participation
Ctfs.  - Certificates
FHA    - Federal Housing Administration
GNMA   - Government National Mortgage Association
GO     - General Obligation Bonds
Gtd.   - Guaranteed
IDR    - Industrial Development Revenue Bonds
INS    - Insurer
Jr.    - Junior
MFH    - Multi-Family Housing
PCR    - Pollution Control Revenue Bonds
RB     - Revenue Bonds
Ref.   - Refunding
Sr.    - Senior
Sub.   - Subordinated
VRD    - Variable Rate Demand
Wts.   - Warrants


Notes to Schedule of Investments:

(a) Principal and/or interest payments are secured by the bond insurance company listed.
(b) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at time of purchase.
(c) Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d) Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)   Security subject to the alternative minimum tax.
(f) Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on July 31, 2009.
(g)   Security is considered a cash equivalent.
(h) This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer's obligations but may be called upon to satisfy the issuer's obligations.

     ENTITIES                                                                           PERCENTAGE
     ---------------------------------------------------------------------------------------------
     National Public Finance Guarantee Corp.                                               9.88%
     ---------------------------------------------------------------------------------------------
     Financial Security Assurance Inc.                                                     7.58
     ---------------------------------------------------------------------------------------------
     Assured Guaranty Ltd.                                                                 6.48
     ---------------------------------------------------------------------------------------------
     Financial Guaranty Insurance Co.                                                      6.44
     ---------------------------------------------------------------------------------------------
     Ambac Assurance Corp.                                                                 6.41
     _____________________________________________________________________________________________
     =============================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        AIM MUNICIPAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2009




ASSETS:

Investments, at value (Cost $544,297,075)                           $555,375,104
--------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                     5,594,728
--------------------------------------------------------------------------------
  Fund shares sold                                                     1,642,514
--------------------------------------------------------------------------------
  Interest                                                             7,733,102
--------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans         71,842
--------------------------------------------------------------------------------
Other assets                                                              46,581
================================================================================
     Total assets                                                    570,463,871
________________________________________________________________________________
================================================================================


LIABILITIES:

Payables for:
  Investments purchased                                               11,810,549
--------------------------------------------------------------------------------
  Fund shares reacquired                                                 345,190
--------------------------------------------------------------------------------
  Dividends                                                              556,904
--------------------------------------------------------------------------------
  Accrued fees to affiliates                                             204,832
--------------------------------------------------------------------------------
  Accrued other operating expenses                                        59,070
--------------------------------------------------------------------------------
Trustee deferred compensation and retirement plans                       132,070
================================================================================
     Total liabilities                                                13,108,615
================================================================================
Net assets applicable to shares outstanding                         $557,355,256
________________________________________________________________________________
================================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $549,752,931
--------------------------------------------------------------------------------
Undistributed net investment income                                      762,119
--------------------------------------------------------------------------------
Undistributed net realized gain (loss)                                (4,237,823)
--------------------------------------------------------------------------------
Unrealized appreciation                                               11,078,029
================================================================================
                                                                    $557,355,256
________________________________________________________________________________
================================================================================



NET ASSETS:

Class A                                                             $373,123,930
________________________________________________________________________________
================================================================================
Class B                                                             $ 16,046,431
________________________________________________________________________________
================================================================================
Class C                                                             $ 36,084,700
________________________________________________________________________________
================================================================================
Class Y                                                             $  5,855,403
________________________________________________________________________________
================================================================================
Investor Class                                                      $126,244,792
________________________________________________________________________________
================================================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                                               48,457,440
________________________________________________________________________________
================================================================================
Class B                                                                2,080,237
________________________________________________________________________________
================================================================================
Class C                                                                4,688,688
________________________________________________________________________________
================================================================================
Class Y                                                                  760,151
________________________________________________________________________________
================================================================================
Investor Class                                                        16,383,863
________________________________________________________________________________
================================================================================
Class A:
  Net asset value per share                                         $       7.70
--------------------------------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $7.70 divided by 95.25%)                   $       8.08
________________________________________________________________________________
================================================================================
Class B:
  Net asset value and offering price per share                      $       7.71
________________________________________________________________________________
================================================================================
Class C:
  Net asset value and offering price per share                      $       7.70
________________________________________________________________________________
================================================================================
Class Y:
  Net asset value and offering price per share                      $       7.70
________________________________________________________________________________
================================================================================
Investor Class:
  Net asset value and offering price per share                      $       7.71
________________________________________________________________________________
================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        AIM MUNICIPAL BOND FUND

STATEMENT OF OPERATIONS

For the year ended July 31, 2009




INVESTMENT INCOME:

Interest                                                                            $28,743,826
===============================================================================================


EXPENSES:

Advisory fees                                                                         2,323,402
-----------------------------------------------------------------------------------------------
Administrative services fees                                                            161,301
-----------------------------------------------------------------------------------------------
Custodian fees                                                                           23,238
-----------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                               892,421
-----------------------------------------------------------------------------------------------
  Class B                                                                               178,215
-----------------------------------------------------------------------------------------------
  Class C                                                                               266,425
-----------------------------------------------------------------------------------------------
  Investor Class                                                                        188,569
-----------------------------------------------------------------------------------------------
Transfer agent fees                                                                     428,595
-----------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                36,444
-----------------------------------------------------------------------------------------------
Other                                                                                   283,460
===============================================================================================
     Total expenses                                                                   4,782,070
===============================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)               (660,581)
===============================================================================================
     Net expenses                                                                     4,121,489
===============================================================================================
Net investment income                                                                24,622,337
===============================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from investment securities                                  (3,007,205)
-----------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investment securities        (3,491,562)
===============================================================================================
Net realized and unrealized gain (loss)                                              (6,498,767)
===============================================================================================
Net increase in net assets resulting from operations                                $18,123,570
_______________________________________________________________________________________________
===============================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        AIM MUNICIPAL BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2009 and 2008



                                                                                2009            2008
--------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $ 24,622,337    $ 23,789,378
--------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                    (3,007,205)     (1,163,836)
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                        (3,491,562)    (11,242,395)
========================================================================================================
     Net increase in net assets resulting from operations                     18,123,570      11,383,147
========================================================================================================


DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                                    (16,141,213)    (16,234,801)
--------------------------------------------------------------------------------------------------------
  Class B                                                                       (673,425)       (871,825)
--------------------------------------------------------------------------------------------------------
  Class C                                                                       (996,100)       (633,474)
--------------------------------------------------------------------------------------------------------
  Class Y                                                                       (464,754)             --
--------------------------------------------------------------------------------------------------------
  Investor Class                                                              (5,767,559)     (5,886,447)
========================================================================================================
     Total distributions from net investment income                          (24,043,051)    (23,626,547)
========================================================================================================


SHARE TRANSACTIONS-NET:

  Class A                                                                     (8,469,215)     23,281,052
--------------------------------------------------------------------------------------------------------
  Class B                                                                     (4,439,095)     (7,825,952)
--------------------------------------------------------------------------------------------------------
  Class C                                                                     15,647,118       5,853,792
--------------------------------------------------------------------------------------------------------
  Class Y                                                                      5,420,219              --
--------------------------------------------------------------------------------------------------------
  Investor Class                                                              (2,702,767)     (6,074,225)
========================================================================================================
     Net increase in net assets resulting from share transactions              5,456,260      15,234,667
========================================================================================================
     Net increase (decrease) in net assets                                      (463,221)      2,991,267
========================================================================================================


NET ASSETS:

  Beginning of year                                                          557,818,477     554,827,210
========================================================================================================
  End of year (includes undistributed net investment income of $762,119
     and $175,824, respectively)                                            $557,355,256    $557,818,477
________________________________________________________________________________________________________
========================================================================================================




NOTES TO FINANCIAL STATEMENTS

July 31, 2009

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Municipal Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is a high level of current income exempt from federal income taxes, consistent with the preservation of principal.

  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class Y and Investor Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with

26        AIM MUNICIPAL BOND FUND
      a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.

        Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period end date and before the date the financial statements are released to print, which is generally 45 days from the period end date.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. OTHER RISKS -- The Fund may invest up to 20% of its net assets in lower-quality debt securities, i.e., "junk bonds". Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors' claims.


27        AIM MUNICIPAL BOND FUND

  The value of, payment of interest on, repayment of principal for and the ability of the Fund to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers in which the Fund invests are located.

  Many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund.

  There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
-------------------------------------------------------------------
First $200 million                                            0.50%
-------------------------------------------------------------------
Next $300 million                                             0.40%
-------------------------------------------------------------------
Next $500 million                                             0.35%
-------------------------------------------------------------------
Over $1 billion                                               0.30%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Effective March 4, 2009, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Investor Class shares to 0.57%, 1.32%, 1.32%, 0.32% and 0.57% of average daily net assets, respectively, through at least June 30, 2010. In determining the Advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above:
(i) interest; (ii) taxes; (iii) dividend expense on short sales;
(iv)extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.

  For the year ended July 31, 2009, the Advisor waived fees of $655,325.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended July 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $546.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares. The Fund, pursuant to the Investor Class Plan, pays IADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of the each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended July 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2009, IADI advised the Fund that IADI retained $72,569 in front-end sales commissions from the sale of Class A shares and $6,992, $27,073 and $4,841 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.


28        AIM MUNICIPAL BOND FUND

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--ADDITIONAL VALUATION INFORMATION

Generally Accepted Accounting Principles (GAAP) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs.
             Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  The following is a summary of the tiered valuation input levels, as of the end of the reporting period, July 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                                                   LEVEL 1        LEVEL 2       LEVEL 3         TOTAL
------------------------------------------------------------------------------------------------------------------------
Municipal Obligations                                                $--       $555,375,104       $--       $555,375,104
________________________________________________________________________________________________________________________
========================================================================================================================



NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended July 31, 2009, the Fund engaged in securities sales of $1,375,466, which resulted in net realized gains (losses) of $0.

NOTE 5--EXPENSE OFFSET ARRANGEMENT(S)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $4,710.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended July 31, 2009, the Fund paid legal fees of $4,536 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--CASH BALANCES

The Fund may borrow for leveraging in an amount up to 5% of the Fund's total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund's total assets.


29        AIM MUNICIPAL BOND FUND

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED JULY 31, 2009 AND 2008:

                                                                                 2009            2008
--------------------------------------------------------------------------------------------------------
Ordinary income -- Tax Exempt                                                $23,999,025     $23,567,458
--------------------------------------------------------------------------------------------------------
Ordinary income -- Taxable                                                        44,026          59,089
========================================================================================================
Total distributions                                                          $24,043,051     $23,626,547
________________________________________________________________________________________________________
========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2009
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $    887,035
------------------------------------------------------------------------------------------------
Net unrealized appreciation -- investments                                            10,991,194
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                          (139,992)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                             (1,715,138)
------------------------------------------------------------------------------------------------
Post-October deferrals                                                                (2,420,774)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        549,752,931
================================================================================================
Total net assets                                                                    $557,355,256
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to wash sales and bond amortization.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of July 31, 2009 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
July 31, 2016                                                                       $  582,042
-----------------------------------------------------------------------------------------------
July 31, 2017                                                                        1,133,096
===============================================================================================
Total capital loss carryforward                                                     $1,715,138
_______________________________________________________________________________________________
===============================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended July 31, 2009 was $176,952,600 and $163,660,234, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $ 23,864,917
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (12,873,723)
================================================================================================
Net unrealized appreciation of investment securities                                $ 10,991,194
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $544,383,910.


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of proxy costs on July 31, 2009, undistributed net investment income was increased by $7,009 and shares of beneficial interest decreased by $7,009. This reclassification had no effect on the net assets of the Fund.


30        AIM MUNICIPAL BOND FUND

NOTE 11--SHARE INFORMATION


                                                                               SUMMARY OF SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                            --------------------------------------------------------------
                                                                         2009                             2008
                                                            -----------------------------     ----------------------------
                                                               SHARES           AMOUNT           SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                    14,982,060     $ 112,624,068      13,233,915     $105,104,857
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       834,813         6,319,103       1,092,272        8,765,045
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                     2,859,563        21,475,909       1,486,644       11,774,529
--------------------------------------------------------------------------------------------------------------------------
  Class Y(a)                                                  3,798,978        28,598,172              --               --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                887,261         6,702,220         515,283        4,085,506
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                     1,560,231        11,770,003       1,441,014       11,349,378
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        52,691           398,857          64,925          512,289
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                        97,070           733,990          54,588          429,451
--------------------------------------------------------------------------------------------------------------------------
  Class Y                                                        25,883           197,122              --               --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                545,103         4,117,303         543,345        4,285,895
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       760,132         5,764,557         816,574        6,447,935
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (758,940)       (5,764,557)       (815,279)      (6,447,935)
==========================================================================================================================
Reacquired:
  Class A(a)                                                (18,526,270)     (138,627,843)    (12,604,281)     (99,621,118)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (717,728)       (5,392,498)     (1,346,402)     (10,655,351)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (877,634)       (6,562,781)       (803,139)      (6,350,188)
--------------------------------------------------------------------------------------------------------------------------
  Class Y                                                    (3,064,710)      (23,375,075)             --               --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                          (1,792,949)      (13,522,290)     (1,823,520)     (14,445,626)
==========================================================================================================================
     Net increase in share activity                             665,554     $   5,456,260       1,855,939     $ 15,234,667
__________________________________________________________________________________________________________________________
==========================================================================================================================



(a) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

     CLASS                                                                       SHARES           AMOUNT
     ------------------------------------------------------------------------------------------------------
     Class Y                                                                    1,919,936      $ 14,322,721
     ------------------------------------------------------------------------------------------------------
     Class A                                                                   (1,904,631)      (14,208,544)
     ------------------------------------------------------------------------------------------------------
     Investor Class                                                               (15,285)         (114,177)
     ______________________________________________________________________________________________________
     ======================================================================================================





31        AIM MUNICIPAL BOND FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET              ON SECURITIES               DIVIDENDS
                             VALUE,       NET         (BOTH      TOTAL FROM   FROM NET    NET ASSET               NET ASSETS,
                           BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT  VALUE, END    TOTAL     END OF PERIOD
                           OF PERIOD    INCOME     UNREALIZED)   OPERATIONS    INCOME     OF PERIOD  RETURN(a)  (000S OMITTED)
------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 07/31/09          $7.78       $0.35(c)     $(0.09)       $0.26      $(0.34)      $7.70       3.55%      $373,124
Year ended 07/31/08           7.94        0.34(c)      (0.17)        0.17       (0.33)       7.78       2.23        386,383
Year ended 07/31/07           7.99        0.34         (0.05)        0.29       (0.34)       7.94       3.62        371,585
Year ended 07/31/06           8.16        0.35         (0.16)        0.19       (0.36)       7.99       2.34        324,531
Year ended 07/31/05           8.01        0.36          0.16         0.52       (0.37)       8.16       6.55        263,013
------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 07/31/09           7.79        0.29(c)      (0.09)        0.20       (0.28)       7.71       2.78         16,046
Year ended 07/31/08           7.95        0.28(c)      (0.16)        0.12       (0.28)       7.79       1.46         20,797
Year ended 07/31/07           8.00        0.28         (0.05)        0.23       (0.28)       7.95       2.85         29,224
Year ended 07/31/06           8.17        0.29         (0.16)        0.13       (0.30)       8.00       1.58         40,352
Year ended 07/31/05           8.02        0.30          0.16         0.46       (0.31)       8.17       5.76         55,112
------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 07/31/09           7.77        0.29(c)      (0.08)        0.21       (0.28)       7.70       2.91         36,085
Year ended 07/31/08           7.94        0.28(c)      (0.18)        0.10       (0.27)       7.77       1.33         20,283
Year ended 07/31/07           7.98        0.28         (0.04)        0.24       (0.28)       7.94       2.98         14,853
Year ended 07/31/06           8.16        0.29         (0.17)        0.12       (0.30)       7.98       1.45         17,887
Year ended 07/31/05           8.00        0.30          0.17         0.47       (0.31)       8.16       5.90         19,084
------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 07/31/09(e)        7.46        0.30(c)       0.24         0.54       (0.30)       7.70       7.34          5,855
------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 07/31/09           7.79        0.36(c)      (0.09)        0.27       (0.35)       7.71       3.67        126,245
Year ended 07/31/08           7.95        0.35(c)      (0.17)        0.18       (0.34)       7.79       2.35        130,356
Year ended 07/31/07           7.99        0.35         (0.04)        0.31       (0.35)       7.95       3.88        139,164
Year ended 07/31/06           8.17        0.36         (0.17)        0.19       (0.37)       7.99       2.35        147,982
Year ended 07/31/05           8.02        0.37          0.16         0.53       (0.38)       8.17       6.70        160,879
______________________________________________________________________________________________________________________________
==============================================================================================================================

                               RATIO OF          RATIO OF
                               EXPENSES          EXPENSES
                              TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                              NET ASSETS      ASSETS WITHOUT   INVESTMENT
                           WITH FEE WAIVERS    FEE WAIVERS       INCOME
                            AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                               ABSORBED          ABSORBED      NET ASSETS   TURNOVER(b)
---------------------------------------------------------------------------------------
CLASS A
Year ended 07/31/09              0.74%(d)          0.86%(d)       4.63%(d)       31%
Year ended 07/31/08              0.84              0.84           4.25           29
Year ended 07/31/07              0.84              0.84           4.19           23
Year ended 07/31/06              0.86              0.86           4.36           19
Year ended 07/31/05              0.84              0.85           4.46            7
---------------------------------------------------------------------------------------
CLASS B
Year ended 07/31/09              1.49(d)           1.61(d)        3.88(d)        31
Year ended 07/31/08              1.59              1.59           3.50           29
Year ended 07/31/07              1.59              1.59           3.44           23
Year ended 07/31/06              1.61              1.61           3.61           19
Year ended 07/31/05              1.59              1.60           3.71            7
---------------------------------------------------------------------------------------
CLASS C
Year ended 07/31/09              1.49(d)           1.61(d)        3.88(d)        31
Year ended 07/31/08              1.59              1.59           3.50           29
Year ended 07/31/07              1.59              1.59           3.44           23
Year ended 07/31/06              1.61              1.61           3.61           19
Year ended 07/31/05              1.59              1.60           3.71            7
---------------------------------------------------------------------------------------
CLASS Y
Year ended 07/31/09(e)           0.46(d)(f)        0.61(d)(f)     4.91(d)(f)     31
---------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 07/31/09              0.64(d)           0.76(d)        4.73(d)        31
Year ended 07/31/08              0.72              0.72           4.37           29
Year ended 07/31/07              0.71              0.71           4.32           23
Year ended 07/31/06              0.72              0.72           4.50           19
Year ended 07/31/05              0.74              0.75           4.56            7
_______________________________________________________________________________________
=======================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)  Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $356,969, $17,821, $26,643, $11,811 and $124,150 for Class A, Class B, Class C, Class
     Y and Investor Class shares, respectively.
(e)  Commencement date of October 3, 2008.
(f)  Annualized.


32        AIM MUNICIPAL BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Investment Securities Funds and Shareholders of AIM Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Municipal Bond Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

September 18, 2009
Houston, Texas



33        AIM MUNICIPAL BOND FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2009 through July 31, 2009.

  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (02/01/09)   (07/31/09)(1)  PERIOD(2,4)    (07/31/09)   PERIOD(2,5)   RATIO(3)
---------------------------------------------------------------------------------------------------
        A           $1,000.00      $1,048.40       $3.10       $1,021.77       $3.06        0.61%
---------------------------------------------------------------------------------------------------
        B            1,000.00       1,043.10        6.89        1,018.05        6.80        1.36
---------------------------------------------------------------------------------------------------
        C            1,000.00       1,044.60        6.89        1,018.05        6.80        1.36
---------------------------------------------------------------------------------------------------
        Y            1,000.00       1,049.80        1.83        1,023.01        1.81        0.36
---------------------------------------------------------------------------------------------------
    Investor         1,000.00       1,047.70        2.49        1,022.36        2.46        0.49
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2009 through July 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
(3) Effective March 4, 2009, through at least June 30, 2010, the fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses of Class A, Class B, Class C, Class Y, and Investor Class shares to 0.57%, 1.32%, 1.32%, 0.32% and 0.57% of the average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 0.57%, 1.32%, 1.32%, 0.32% and 0.45% for Class A, Class B, Class C, Class Y and Investor Class, respectively.
(4) The actual expenses paid restated if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $2.89, $6.69, $6.69, $1.63 and $2.28 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.
(5) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period multiplied by 181/365 to reflect a one-half year period. The hypothetical expenses paid restated as if the changes discussed above in footnote 3 had been in effect throughout the most recent fiscal half year are $2.86, $6.61, $6.61, $1.61, $2.26 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.


34        AIM MUNICIPAL BOND FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees (the Board) of AIM        In addition to their meetings             sight of the Fund, and did not identify
Investment Securities Funds is required      throughout the year, the Sub-Committees      any particular factor that was
under the Investment Company Act of 1940     meet at designated contract renewal          controlling. Each Trustee may have
to approve annually the renewal of the AIM   meetings each year to conduct an in-depth    evaluated the information provided
Municipal Bond Fund (the Fund) investment    review of the performance, fees, expenses,   differently from another Trustee and
advisory agreement with Invesco Aim          and other matters related to their           attributed different weight to the various
Advisors, Inc. (Invesco Aim) and the         assigned funds. During the contract          factors. The Trustees recognized that the
Master Intergroup Sub-Advisory Contract      renewal process, the Trustees receive        advisory arrangements and resulting
for Mutual Funds (the sub-advisory           comparative performance and fee data         advisory fees for the Fund and the other
contracts) with Invesco Asset Management     regarding the AIM Funds prepared by an       AIM Funds are the result of years of
Deutschland GmbH, Invesco Asset Management   independent company, Lipper, Inc.            review and negotiation between the
Limited, Invesco Asset Management (Japan)    (Lipper), under the direction and            Trustees and Invesco Aim, that the
Limited, Invesco Australia Limited,          supervision of the Senior Officer who also   Trustees may focus to a greater extent on
Invesco Global Asset Management (N.A.),      prepares a separate analysis of this         certain aspects of these arrangements in
Inc., Invesco Hong Kong Limited, Invesco     information for the Trustees. Each           some years than in others, and that the
Institutional (N.A.), Inc., Invesco Senior   SubCommittee then makes recommendations to   Trustees' deliberations and conclusions in
Secured Management, Inc. and Invesco         the Investments Committee regarding the      a particular year may be based in part on
Trimark Ltd. (collectively, the Affiliated   fees and expenses of their assigned funds.   their deliberations and conclusions
Sub-Advisers). During contract renewal       The Investments Committee considers each     regarding these same arrangements
meetings held on June 16-17, 2009, the       Sub-Committee's recommendations and makes    throughout the year and in prior years.
Board as a whole, and the disinterested or   its own recommendations regarding the fees
"independent" Trustees voting separately,    and expenses of the AIM Funds to the full       The discussion below serves as a
approved the continuance of the Fund's       Board. The Investments Committee also        summary of the Senior Officer's
investment advisory agreement and the        considers each Sub-Committee's               independent written evaluation with
sub-advisory contracts for another year,     recommendations in making its annual         respect to the Fund's investment advisory
effective July 1, 2009. In doing so, the     recommendation to the Board whether to       agreement as well as a discussion of the
Board determined that the Fund's             approve the continuance of each AIM Fund's   material factors and related conclusions
investment advisory agreement and the        investment advisory agreement and            that formed the basis for the Board's
sub-advisory contracts are in the best       sub-advisory contracts for another year.     approval of the Fund's investment advisory
interests of the Fund and its shareholders                                                agreement and sub-advisory contracts.
and that the compensation to Invesco Aim        The independent Trustees met separately   Unless otherwise stated, information set
and the Affiliated Sub-Advisers under the    during their evaluation of the Fund's        forth below is as of June 17, 2009, and
Fund's investment advisory agreement and     investment advisory agreement and            does not reflect any changes that may have
sub-advisory contracts is fair and           sub-advisory contracts with independent      occurred since that date, including but
reasonable.                                  legal counsel. The independent Trustees      not limited to changes to the Fund's
                                             were also assisted in their annual           performance, advisory fees, expense
THE BOARD'S FUND EVALUATION PROCESS          evaluation of the Fund's investment          limitations and/or fee waivers.
                                             advisory agreement by the Senior Officer.
The Board's Investments Committee has        One responsibility of the Senior Officer     FACTORS AND CONCLUSIONS AND SUMMARY OF
established three Sub-Committees that are    is to manage the process by which the AIM    INDEPENDENT WRITTEN FEE EVALUATION
responsible for overseeing the management    Funds' proposed management fees are
of a number of the series portfolios of      negotiated during the annual contract         A. Nature, Extent and Quality of Services
the AIM Funds. This Sub-Committee            renewal process to ensure that they are          Provided by Invesco Aim
structure permits the Trustees to focus on   negotiated in a manner that is at arms'
the performance of the AIM Funds that have   length and reasonable. Accordingly, the      The Board reviewed the advisory
been assigned to them. The Sub-Committees    Senior Officer must either supervise a       services provided to the Fund by Invesco
meet throughout the year to review the       competitive bidding process or prepare an    Aim under the Fund's investment advisory
performance of their assigned funds, and     independent written evaluation. The Senior   agreement, the performance of Invesco Aim
the Sub-Committees review monthly and        Officer recommended that an independent      in providing these services, and the
quarterly comparative performance            written evaluation be provided and, at the   credentials and experience of the officers
information and periodic asset flow data     direction of the Board, prepared an          and employees of Invesco Aim who provide
for their assigned funds. These materials    independent written evaluation.              these services. The Board's review of the
are prepared under the direction and                                                      qualifications of Invesco Aim to provide
supervision of the independent Senior           During the annual contract renewal        these services included the Board's
Officer, an officer of the AIM Funds who     process, the Board considered the factors    consideration of Invesco Aim's portfolio
reports directly to the independent          discussed below in evaluating the fairness   and product review process, various back
Trustees. Over the course of each year,      and reasonableness of the Fund's             office support functions provided by
the Sub-Committees meet with portfolio       investment advisory agreement and            Invesco Aim and its affiliates, and
managers for their assigned funds and        sub-advisory contracts. The Board            Invesco Aim's equity and fixed income
other members of management and review       considered all of the information provided   trading operations. The Board concluded
with these individuals the performance,      to them, including information provided at   that the nature, extent and quality of the
investment objective(s), policies,           their meetings throughout the year as part   advisory services provided to the Fund by
strategies and limitations of these funds.   of their ongoing over-                       Invesco Aim are appropriate and that
                                                                                          Invesco Aim currently is providing
                                                                                          satisfactory advisory services in
                                                                                          accordance with the

                                                                                                                           continued


35     AIM MUNICIPAL BOND FUND

terms of the Fund's investment advisory      the Affiliated Sub-Advisers in managing      not reflect the market downturn that
agreement. In addition, based on their       the Fund.                                    occurred in the fourth quarter of 2008.
ongoing meetings throughout the year with
the Fund's portfolio manager or managers,     C. Fund Performance                            The Board compared the Fund's effective
the Board concluded that these individuals                                                fee rate (the advisory fee after any
are competent and able to continue to        The Board considered Fund performance as a   advisory fee waivers and before any
carry out their responsibilities under the   relevant factor in considering whether to    expense limitations/waivers) to the
Fund's investment advisory agreement.        approve the investment advisory agreement    effective fee rates of two separately
                                             as well as the sub-advisory contracts for    managed accounts/wrap accounts advised by
   In determining whether to continue the    the Fund, as Invesco Institutional           Invesco Aim. The Board noted that the
Fund's investment advisory agreement, the    currently manages assets of the Fund.        Fund's effective fee rate was above the
Board considered the prior relationship                                                   rate for the separately managed
between Invesco Aim and the Fund, as well       The Board compared the Fund's             accounts/wrap accounts. The Board
as the Board's knowledge of Invesco Aim's    performance during the past one, three and   considered that management of the
operations, and concluded that it is         five calendar years to the performance of    separately managed accounts/wrap accounts
beneficial to maintain the current           all funds in the Lipper performance          by Invesco Aim involves different levels
relationship, in part, because of such       universe that are not managed by Invesco     of services and different operational and
knowledge. The Board also considered the     Aim or an Affiliated Sub-Adviser and         regulatory requirements than Invesco Aim's
steps that Invesco Aim and its affiliates    against the Lipper General Municipal Debt    management of the Fund. The Board
continue to take to improve the quality      Funds Index. The Board noted that the        concluded that these differences are
and efficiency of the services they          Fund's performance was in the second         appropriately reflected in the fee
provide to the AIM Funds in the areas of     quintile of its performance universe for     structure for the Fund.
investment performance, product line         the one year period, and the first
diversification, distribution, fund          quintile for the three and five year            The Board noted that Invesco Aim has
operations, shareholder services and         periods (the first quintile being the best   agreed to reduce the per account transfer
compliance. The Board concluded that the     performing funds and the fifth quintile      agent fee for all the retail funds,
quality and efficiency of the services       being the worst performing funds). The       including the Fund, effective July 1,
Invesco Aim and its affiliates provide to    Board noted that the Fund's performance      2009. The Board also noted that Invesco
the AIM Funds in each of these areas         was above the performance of the Index for   Aim has contractually agreed to waive
support the Board's approval of the          the one year, three and five year periods.   fees and/or limit expenses of the Fund
continuance of the Fund's investment         Although the independent written             through at least June 30, 2010 in an
advisory agreement.                          evaluation of the Fund's Senior Officer      amount necessary to limit total annual
                                             only considered Fund performance through     operating expenses to a specified
 B. Nature, Extent and Quality of Services   the most recent calendar year, the Board     percentage of average daily net assets for
    Provided by Affiliated Sub-Advisers      also reviewed more recent Fund performance   each class of the Fund.
                                             and this review did not change their
The Board reviewed the services provided     conclusions. The Board noted that, in           The Board also considered the services
by the Affiliated Sub-Advisers under the     response to the Board's focus on fund        provided by the Affiliated Sub-Advisers
sub-advisory contracts and the credentials   performance, Invesco Aim has taken a         pursuant to the sub-advisory contracts and
and experience of the officers and           number of actions intended to improve the    the services provided by Invesco Aim
employees of the Affiliated Sub-Advisers     investment process for the funds.            pursuant to the Fund's advisory agreement,
who provide these services. The Board                                                     as well as the allocation of fees between
concluded that the nature, extent and         D. Advisory and Sub-Advisory Fees and Fee   Invesco Aim and the Affiliated
quality of the services provided by the          Waivers                                  Sub-Advisers pursuant to the sub-advisory
Affiliated Sub-Advisers are appropriate.                                                  contracts. The Board noted that the
The Board noted that the Affiliated          The Board compared the Fund's contractual    sub-advisory fees have no direct effect on
Sub-Advisers, which have offices and         advisory fee rate to the contractual         the Fund or its shareholders, as they are
personnel that are geographically            advisory fee rates of funds in the Fund's    paid by Invesco Aim to the Affiliated
dispersed in financial centers around the    Lipper expense group that are not managed    Sub-Advisers, and that Invesco Aim and the
world, can provide research and other        by Invesco Aim or an Affiliated              Affiliated Sub-Advisers are affiliates.
information and make recommendations on      Sub-Adviser, at a common asset level. The
the markets and economies of various         Board noted that the Fund's contractual         After taking account of the Fund's
countries and securities of companies        advisory fee rate was below the median       contractual advisory fee rate, the
located in such countries or on various      contractual advisory fee rate of funds in    contractual sub-advisory fee rate, the
types of investments and investment          its expense group. The Board also reviewed   comparative advisory fee information
techniques. The Board noted that             the methodology used by Lipper in            discussed above, the expense limitations
investment decisions for the Fund are made   determining contractual fee rates, which     and other relevant factors, the Board
by Invesco Institutional (N.A.), Inc.        includes using audited financial data from   concluded that the Fund's advisory and
(Invesco Institutional). The Board           the most recent annual report of each fund   sub-advisory fees are fair and reasonable.
concluded that the sub-advisory contracts    in the expense group that was publicly
benefit the Fund and its shareholders by     available as of the end of the past             E. Economies of Scale and Breakpoints
permitting Invesco Aim to utilize the        calendar year. The Board noted that some
additional resources and talent of           comparative data was at least one year old   The Board considered the extent to which
                                             and that other data did                      there are economies of scale in the
                                                                                          provision of advisory services to the
                                                                                          Fund. The Board also considered whether
                                                                                          the Fund benefits from such economies of
                                                                                          scale through contractual breakpoints

                                                                                                                           continued


36      AIM MUNICIPAL BOND FUND

in the Fund's advisory fee schedule. The     financial resources necessary to fulfill     market funds with respect to the Fund's
Board noted that the Fund's contractual      these obligations.                           investment in the affiliated money market
advisory fee schedule includes three                                                      funds of uninvested cash, but not cash
breakpoints and that the level of the         G. Collateral Benefits to Invesco Aim and   collateral. The Board concluded that the
Fund's advisory fees, as a percentage of         its Affiliates                           Fund's investment of uninvested cash and
the Fund's net assets, has decreased as                                                   cash collateral from any securities
net assets increased because of the          The Board considered various other           lending arrangements in the affiliated
breakpoints. Based on this information,      benefits received by Invesco Aim and its     money market funds is in the best
the Board concluded that the Fund's          affiliates resulting from Invesco Aim's      interests of the Fund and its
advisory fees appropriately reflect          relationship with the Fund, including the    shareholders.
economies of scale at current asset          fees received by Invesco Aim and its
levels. The Board also noted that the Fund   affiliates for their provision of
shares directly in economies of scale        administrative, transfer agency and
through lower fees charged by third party    distribution services to the Fund. The
service providers based on the combined      Board considered the performance of
size of all of the AIM Funds and             Invesco Aim and its affiliates in
affiliates.                                  providing these services and the
                                             organizational structure employed by
   F. Profitability and Financial            Invesco Aim and its affiliates to provide
Resources                                    these services. The Board also considered
                                             that these services are provided to the
The Board reviewed information               Fund pursuant to written contracts that
from Invesco Aim concerning the costs of     are reviewed and approved on an annual
the advisory and other services that         basis by the Board. The Board concluded
Invesco Aim and its affiliates provide to    that Invesco Aim and its affiliates are
the Fund and the profitability of Invesco    providing these services in a satisfactory
Aim and its affiliates in providing these    manner and in accordance with the terms of
services. The Board also reviewed            their contracts, and are qualified to
information concerning the financial         continue to provide these services to the
condition of Invesco Aim and its             Fund.
affiliates. The Board reviewed with
Invesco Aim the methodology used to             The Board considered the benefits
prepare the profitability information. The   realized by Invesco Aim and the Affiliated
Board considered the overall profitability   Sub-Advisers as a result of portfolio
of Invesco Ltd., the ultimate parent of      brokerage transactions executed through
Invesco Aim and the Affiliated               "soft dollar" arrangements. The Board
Sub-Advisers, and of Invesco Aim, as well    noted that soft dollar arrangements shift
as the profitability of Invesco Aim in       the payment obligation for research and
connection with managing the Fund. The       execution services from Invesco Aim and
Board noted that Invesco Aim continues to    the Affiliated Sub-Advisers to the funds
operate at a net profit, although the        and therefore may reduce Invesco Aim's and
reduction of assets under management as a    the Affiliated Sub-Advisers' expenses. The
result of market movements and the           Board concluded that Invesco Aim's and the
increase in voluntary fee waivers for        Affiliated Sub-Advisers' soft dollar
affiliated money market funds have reduced   arrangements are appropriate. The Board
the profitability of Invesco Aim and its     also concluded that, based on their review
affiliates. The Board concluded that the     and representations made by the Chief
Fund's fees are fair and reasonable, and     Compliance Officer of Invesco Aim, these
that the level of profits realized by        arrangements are consistent with
Invesco Aim and its affiliates from          regulatory requirements.
providing services to the Fund is not
excessive in light of the nature, quality       The Board considered the fact that the
and extent of the services provided. The     Fund's uninvested cash and cash collateral
Board considered whether Invesco Aim is      from any securities lending arrangements
financially sound and has the resources      may be invested in money market funds
necessary to perform its obligations under   advised by Invesco Aim pursuant to
the Fund's investment advisory agreement,    procedures approved by the Board. The
and concluded that Invesco Aim has the       Board noted that Invesco Aim will receive
financial resources necessary to fulfill     advisory fees from these affiliated money
these obligations. The Board also            market funds attributable to such
considered whether each Affiliated           investments, although Invesco Aim has
Sub-Adviser is financially sound and has     contractually agreed to waive through at
the resources necessary to perform its       least June 30, 2010, the advisory fees
obligations under the sub-advisory           payable by the Fund in an amount equal to
contracts, and concluded that each           100% of the net advisory fees Invesco Aim
Affiliated Sub-Adviser has the               receives from the affiliated money




37     AIM MUNICIPAL BOND FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended July 31, 2009:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Tax-Exempt Interest Dividends*                        99.82%



     * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.


38        AIM MUNICIPAL BOND FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

        NAME, YEAR          TRUSTEE AND/
 OF BIRTH AND POSITION(S)    OR OFFICER                         PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIP(S)
    HELD WITH THE TRUST        SINCE                              DURING PAST 5 YEARS                             HELD BY TRUSTEE
--------------------------  ------------  -------------------------------------------------------------------  ---------------------
INTERESTED PERSONS

Martin L. Flanagan(1) --    2007          Executive Director, Chief Executive Officer and President, Invesco   None
1960                                      Ltd. (ultimate parent of Invesco Aim and a global investment
Trustee                                   management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds(R); Vice
                                          Chairman, Investment Company Institute; and Member of Executive
                                          Board, SMU Cox School of Business

                                          Formerly: Director, Chairman, Chief Executive Officer and
                                          President, IVZ Inc. (holding company), INVESCO Group Services, Inc.
                                          (service provider) and Invesco North American Holdings, Inc.
                                          (holding company); Director, Chief Executive Officer and President,
                                          Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd. and Chairman,
                                          Investment Company Institute

Philip A. Taylor(2) --      2006          Head of North American Retail and Senior Managing Director, Invesco  None
1954                                      Ltd.; Director, Chief Executive Officer and President, Invesco Aim
Trustee, President and                    Advisors, Inc. and 1371 Preferred Inc. (holding company); Director,
Principal Executive                       Chairman, Chief Executive Officer and President, Invesco Aim
Officer                                   Management Group, Inc. (financial services holding company) and
                                          Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc.
                                          (registered investment advisor and registered transfer agent) and
                                          AIM GP Canada Inc. (general partner for limited partnerships);
                                          Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services,
                                          Inc. (registered transfer agent) and INVESCO Distributors, Inc.
                                          (registered broker dealer); Director, President and Chairman,
                                          INVESCO Inc. (holding company) and Invesco Canada Holdings Inc.
                                          (holding company); Chief Executive Officer, AIM Trimark Corporate
                                          Class Inc. (corporate mutual fund company) and AIM Trimark Canada
                                          Fund Inc. (corporate mutual fund company); Director and Chief
                                          Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltee
                                          (registered investment advisor and registered transfer agent) and
                                          Invesco Trimark Dealer Inc. (registered broker dealer); Trustee,
                                          President and Principal Executive Officer, The AIM Family of
                                          Funds(R) (other than AIM Treasurer's Series Trust and Short-Term
                                          Investments Trust); Trustee and Executive Vice President, The AIM
                                          Family of Funds(R) (AIM Treasurer's Series Trust and Short-Term
                                          Investments Trust only); and Manager, Invesco PowerShares Capital
                                          Management LLC

                                          Formerly: President, Invesco Trimark Dealer Inc.; Director and
                                          President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada
                                          Fund Inc.; Director and President, Invesco Trimark Ltd./Invesco
                                          Trimark Ltee; Senior Managing Director, Invesco Holding Company
                                          Limited; Trustee and Executive Vice President, Tax-Free Investments
                                          Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive
                                          Officer, The AIM Family of Funds(R) (AIM Treasurer's Series Trust,
                                          Short-Term Investments Trust and Tax-Free Investments Trust only);
                                          President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund
                                          Inc.; and Director, Trimark Trust (federally regulated Canadian trust company)

INDEPENDENT TRUSTEES

Bruce L. Crockett -- 1944   2001          Chairman, Crockett Technology Associates (technology consulting      ACE Limited
Trustee and Chair                         company)                                                             (insurance company);
                                                                                                               Captaris, Inc.
                                                                                                               (unified messaging
                                                                                                               provider); and
                                                                                                               Investment Company
                                                                                                               Institute

Bob R. Baker -- 1936        2003          Retired                                                              None
Trustee

Frank S. Bayley -- 1939     1987          Retired                                                              None
Trustee
                                          Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)

James T. Bunch -- 1942      2003          Founder, Green, Manning & Bunch Ltd., (investment banking firm)      Board of Governors,
Trustee                                                                                                        Western Golf
                                                                                                               Association/Evans
                                                                                                               Scholars Foundation
                                                                                                               and Executive
                                                                                                               Committee, United
                                                                                                               States Golf
                                                                                                               Association

Albert R. Dowden -- 1941    2001          Director of a number of public and private business corporations,    Board of Nature's
Trustee                                   including the Boss Group Ltd. (private investment and management);   Sunshine Products,
                                          Continental Energy Services, LLC (oil and gas pipeline service);     Inc.
                                          Reich & Tang Funds (registered investment company); Annuity and
                                          Life Re (Holdings), Ltd. (reinsurance company), and Homeowners of
                                          America Holding Corporation/Homeowners of America Insurance
                                          Company (property casualty company)

                                          Formerly: Director, CompuDyne Corporation (provider of product and services to the public security market); Director, President and
                                          Chief Executive Officer, Volvo Group North America, Inc.; Senior
                                          Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields -- 1952      2001          Chief Executive Officer, Twenty First Century Group, Inc.            Administaff
Trustee                                   (government affairs company); and Owner and Chief Executive
                                          Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and
                                          Cross Timbers Quail Research Ranch (non-profit)

                                          Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling -- 1937     2001          Partner, law firm of Kramer Levin Naftalis and Frankel LLP           Director, Reich &
Trustee                                                                                                        Tang Funds
                                                                                                               (16 portfolios)

Prema Mathai-Davis -- 1950  2001          Retired                                                              None
Trustee

Lewis F. Pennock -- 1942    2001          Partner, law firm of Pennock & Cooper                                None
Trustee

Larry Soll -- 1942          2003          Retired                                                              None
Trustee

Raymond Stickel, Jr. --     2005          Retired                                                              None
1944
Trustee                                   Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)

(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

        NAME, YEAR          TRUSTEE AND/
 OF BIRTH AND POSITION(S)    OR OFFICER                         PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIP(S)
    HELD WITH THE TRUST        SINCE                              DURING PAST 5 YEARS                             HELD BY TRUSTEE
--------------------------  ------------  -------------------------------------------------------------------  ---------------------
OTHER OFFICERS

Russell C. Burk -- 1958     2005          Senior Vice President and Senior Officer of The AIM Family of        N/A
Senior Vice President and                 Funds(R)
Senior Officer
                                          Formerly: Director of Compliance and Assistant General Counsel,
                                          ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                          Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

John M. Zerr -- 1962        2006          Director, Senior Vice President, Secretary and General Counsel,      N/A
Senior Vice President,                    Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and
Chief Legal Officer and                   Invesco Aim Capital Management, Inc.; Director, Senior Vice
Secretary                                 President and Secretary, Invesco Aim Distributors, Inc.; Director,
                                          Vice President and Secretary, Invesco Aim Investment Services,
                                          Inc. and INVESCO Distributors, Inc.; Director and Vice President,
                                          INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal
                                          Officer and Secretary, The AIM Family of Funds(R); and Manager,
                                          Invesco PowerShares Capital Management LLC

                                          Formerly: Director, Vice President and Secretary, Fund Management
                                          Company; Vice President, Invesco Aim Capital Management, Inc.;
                                          Chief Operating Officer and General Counsel, Liberty Ridge Capital,
                                          Inc. (an investment adviser); Vice President and Secretary, PBHG
                                          Funds (an investment company); Vice President and Secretary, PBHG
                                          Insurance Series Fund (an investment company); Chief Operating
                                          Officer, General Counsel and Secretary, Old Mutual Investment
                                          Partners (a broker-dealer); General Counsel and Secretary, Old
                                          Mutual Fund Services (an administrator); General Counsel and
                                          Secretary, Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary,
                                          Old Mutual Capital, Inc. (an investment adviser); and Vice
                                          President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley -- 1959    2004          Global Compliance Director, Invesco Ltd.; and Vice President, The    N/A
Vice President                            AIM Family of Funds(R)

                                          Formerly: Senior Vice President, Invesco Aim Management Group,
                                          Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                          Aim Advisors, Inc. and The AIM Family of Funds(R); Vice President
                                          and Chief Compliance Officer, Invesco Aim Capital Management, Inc.
                                          and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim
                                          Investment Services, Inc. and Fund Management Company

Kevin M. Carome -- 1956     2003          General Counsel, Secretary and Senior Managing Director, Invesco     N/A
Vice President                            Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds
                                          Group, Inc.; Director and Executive Vice President, IVZ, Inc.,
                                          Invesco Group Services, Inc., .Invesco North American Holdings,
                                          Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President,
                                          The AIM Family of Funds(R)

                                          Formerly: Secretary, Invesco North American Holdings, Inc.; Vice
                                          President and Secretary, IVZ, Inc. and Invesco Group Services,
                                          Inc.; Senior Managing Director and Secretary, Invesco Holding
                                          Company Limited; Director, Senior Vice President, Secretary and
                                          General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                          Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                          Inc.; Director, General Counsel and Vice President, Fund Management
                                          Company; Vice President, Invesco Aim Capital Management, Inc. and
                                          Invesco Aim Investment Services, Inc.; Senior Vice President, Chief
                                          Legal Officer and Secretary, The AIM Family of Funds(R); Director
                                          and Vice President, INVESCO Distributors, Inc.; and Chief Executive
                                          Officer and President, INVESCO Funds Group, Inc.

Sheri Morris -- 1964        1999          Vice President, Treasurer and Principal Financial Officer, The AIM   N/A
Vice President, Treasurer                 Family of Funds(R); and Vice President, Invesco Aim Advisors, Inc.,
and Principal Financial                   Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset
Officer                                   Management Inc.

                                          Formerly: Assistant Vice President and Assistant Treasurer, The AIM
                                          Family of Funds(R) and Assistant Vice President, Invesco Aim
                                          Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco
                                          Aim Private Asset Management, Inc.

Karen Dunn Kelley -- 1960   2004          Head of Invesco's World Wide Fixed Income and Cash Management        N/A
Vice President                            Group; Vice President, Invesco Institutional (N.A.), Inc.
                                          (registered investment advisor); Director of Cash Management and
                                          Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim
                                          Capital Management, Inc.; Executive Vice President, Invesco Aim
                                          Distributors, Inc.; Senior Vice President, Invesco Aim Management
                                          Group, Inc.; Vice President, The AIM Family of Funds(R) (other than
                                          AIM Treasurer's Series Trust and Short-Term Investments Trust);
                                          and President and Principal Executive Officer, The AIM Family of
                                          Funds(R) (AIM Treasurer's Series Trust and Short-Term Investments
                                          Trust only)

                                          Formerly: President and Principal Executive Officer, Tax-Free
                                          Investments Trust; Director and President, Fund Management Company;
                                          Chief Cash Management Officer and Managing Director, Invesco Aim
                                          Capital Management, Inc.; and Vice President, Invesco Aim Advisors,
                                          Inc. and The AIM Family of Funds(R) (AIM Treasurer's Series Trust,
                                          Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek -- 1967     2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,      N/A
Anti-Money Laundering                     Inc., Invesco Aim Capital Management, Inc., Invesco Aim
Compliance Officer                        Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco
                                          Aim Private Asset Management, Inc. and The AIM Family of Funds(R)

                                          Formerly: Anti-Money Laundering Compliance Officer, Fund Management
                                          Company; and Manager of the Fraud Prevention Department, Invesco
                                          Aim Investment Services, Inc.

Todd L. Spillane -- 1958    2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior    N/A
Chief Compliance Officer                  Vice President and Chief Compliance Officer, Invesco Aim Advisors,
                                          Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance
                                          Officer, The AIM Family of Funds(R), Invesco Global Asset
                                          Management (N.A.), Inc. (registered investment advisor), Invesco
                                          Institutional (N.A.), Inc., (registered investment advisor),
                                          INVESCO Private Capital Investments, Inc. (holding company),
                                          Invesco Private Capital, Inc. (registered investment advisor) and
                                          Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and
                                          Invesco Aim Investment Services, Inc.

                                          Formerly: Vice President, Invesco Aim Capital Management, Inc. and
                                          Fund Management Company; and Global Head of Product Development,
                                          AIG-Global Investment Group, Inc.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's prospectus for information on the Fund's sub-advisors.

OFFICE OF THE FUND
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

COUNSEL TO THE FUND
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INVESTMENT ADVISOR
Invesco Aim Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

COUNSEL TO THE INDEPENDENT TRUSTEES
Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

DISTRIBUTOR
Invesco Aim Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

TRANSFER AGENT
Invesco Aim Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

AUDITORS
PricewaterhouseCoopers LLP
1201 Louisiana Street
Suite 2900
Houston, TX 77002-5678

CUSTODIAN
The Bank of New York Mellon
2 Hanson Place
Brooklyn, NY 11217-1431

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   expenses and put more capital back in your fund's returns.         with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.

====================================================================================================================================

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after October 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim
Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital
Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco
Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

   It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc.,
Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset             [INVESCO AIM LOGO]
Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser       - SERVICE MARK -
firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

                                                          invescoaim.com   MBD-AR-1    Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]        ANNUAL REPORT TO SHAREHOLDERS            JULY 31, 2009
 --SERVICE MARK--

                              AIM REAL ESTATE FUND

                               [Mountain Graphic]

2      Letters to Shareholders
4      Performance Summary
4      Management Discussion
6      Long-Term Fund Performance
8      Supplemental Information
9      Schedule of Investments
11     Financial Statements
14     Notes to Financial Statements
21     Financial Highlights
22     Auditor's Report
23     Fund Expenses
24     Approval of Investment Advisory and Sub-Advisory Agreements
27     Tax Information
T-1    Trustees and Officers

                                     Dear Shareholders:

                                     While the year covered by this report was difficult - for long-time investors and veteran investment professionals alike - economic conditions and market trends appeared much more
               [TAYLOR               favorable at the close of the fiscal year than at its start.
                PHOTO]
                                        The 12 months ended July 31, 2009, included a sharp market sell-off that occurred in the second half of 2008. That downturn affected virtually all sectors, markets and investors. The decline had a number of causes, the most immediate being unprecedented turmoil in credit markets. Economic uncertainty prompted banks to hoard cash and reduce lending, and caused investors to shun short-term corporate debt. As a result, businesses found it difficult to fund
            Philip Taylor            their day-to-day operations, and the U.S. economy - as well as economies around the globe -
                                     virtually froze briefly.

                                     INCREASED COMMUNICATION

                                     These developments prompted a greater-than-usual number of shareholders to contact me.

Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.

   Many of you sought explanations for the decline in the value of your accounts, while others asked more general questions about when the economy might improve. Your questions, comments and suggestions gave me better insight into what was on your minds, and I was pleased that so many of you took the time to share your thoughts with me.

   As a result, Invesco Aim's investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of "Investment Perspectives" articles on our website, invescoaim.com. Through these articles, we've tried to provide timely market commentary, general investor education information and sector updates. I hope you'll take a moment to read them and let me know if you find them useful.

   To access your Fund's latest quarterly commentary, click on "Products and Performance" at the top of our website; next, select
"Mutual Funds"; and then click on "Quarterly Commentary."

   I also hope you've stayed in touch with your financial advisor. An experienced financial advisor who is familiar with your individual investment goals, time horizon and risk tolerance can be a source of comfort and information during uncertain times. He or she can monitor your investments to ensure they're on track and can prevent you from making impulsive short-term decisions that may have adverse long-term consequences.

REASONS FOR OPTIMISM

The economy and equity markets reacted to a barrage of negative news during the year. Consumer spending - which accounts for more than two-thirds1 of the U.S. economy - was sluggish as unemployment rose; more workers worried about their job security; home and portfolio values declined; and credit became more difficult to obtain.

   In his semiannual monetary policy report to Congress in late July, U.S. Federal Reserve Board Chairman Ben Bernanke summarized the stresses and strains the U.S. and global economies suffered in late 2008 and early 2009. Importantly, he suggested that the aggressive, coordinated actions taken by governments and central banks around the world finally may be yielding results. He testified that in recent months:

   -  The pace of overall economic decline appears to have slowed significantly.

   -  Credit availability, for consumers and businesses, has improved noticeably.

   -  Investors' extreme risk aversion has eased somewhat.

   -  The decline in housing activity appears to have moderated.

   While these and other trends offer encouragement, uncertainties remain. Chairman Bernanke testified that he anticipates a gradual recovery in 2010 with some acceleration in economic growth in 2011, together with subdued inflation over the next two years. His considered judgment appears to be shared by investors who have begun to return, cautiously, to the equities market, causing major
U.S. stock-market indexes to bounce off their March lows.

A SINGLE FOCUS

I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest2 and most diversified global asset managers. It provides clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well:
managing your money.

   Our investment professionals have managed clients' money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.

   If you have questions about this report or your account, please contact one of our client services representatives at 800 959
4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.

   Thank you for investing with us. All of us at Invesco Aim look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1) Reuters;

(2) Pensions & Investments


2     AIM REAL ESTATE FUND

                                     Dear Fellow Shareholders:

                                     Although the economy and financial markets have shown some signs of hope, investors remain
              [CROCKETT              rightfully cautious. Staying with an appropriately diversified investment program focused on
                PHOTO]               your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.

                                        Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance
            Bruce Crockett           performance in ways that put your interests first.

                                        We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.'s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market's decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim
Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals."

   The website also contains news and market information, investment education and planning information and current reports and prospectuses for all the AIM Funds and I highly recommend it to you.

   You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3     AIM REAL ESTATE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
=======================================================================================      We will consider selling a holding
PERFORMANCE SUMMARY                                                                       when:

While a severe global economic slowdown persisted during the fiscal year ended July 31,   -  Relative valuation falls below desired
2009, a significant stock market rally began in early March. Strained credit markets         levels.
materially affected real estate markets, which effected slower property sales and lower
property valuations. Toward the end of the reporting period, modest improvements in       -  Risk/return relationships change
credit markets and increased access to capital through debt refinancing and secondary        significantly.
equity offerings benefited the U.S. real estate investment trust (REIT) market.
                                                                                          -  Company fundamentals (property type,
   In this volatile environment, AIM Real Estate Fund had negative returns and               geography or management) change.
underperformed the broad market, as measured by the S&P 500 Index.(Triangle) However,
the Fund, at net asset value, held up better than its style-specific benchmark, the       -  A more attractive investment
FTSE NAREIT Equity REITs Index(Triangle), with help from stock selection in the              opportunity is identified.
following REIT property sectors: health care, apartments, shopping centers and regional
malls.                                                                                    MARKET CONDITIONS AND YOUR FUND

   Your Fund's long-term performance appears later in this report.                        Though much of the fiscal year was marked
                                                                                          by headlines claiming economic
FUND VS. INDEXES                                                                          "Armageddon," the U.S. economy began to
                                                                                          show signs that the economic contraction
Total returns, 7/31/08 to 7/31/09,at net asset value (NAV). Performance shown does not    was moderating toward the end of the
include applicable contingent deferred sales charges (CDSC) or front-end sales charges,   period. Economic data, while poor in
which would have reduced performance.                                                     absolute terms, indicated that the rampant
                                                                                          decline in business spending and
Class A Shares                                                                   -35.99%  consumption that occurred at the end of
Class B Shares                                                                   -36.50   2008 and the beginning of 2009 may have
Class C Shares                                                                   -36.48   eased. Despite this, there were few signs
Class R Shares                                                                   -36.16   of a broad-based economic recovery.
Class Y Shares*                                                                  -35.88   Nevertheless, given signs that the
Investor Class Shares                                                            -36.03   economic downturn may be moderating,
S&P 500 Index(Triangle) (Broad Market INDEX)                                     -19.95   equity and credit markets improved. In
FTSE NAREIT Equity REITs Index(Triangle) (Style-Specific INDEX)                  -39.46   addition, financial markets benefited from
Lipper Real Estate Funds Index(Triangle) (Peer Group INDEX)                      -39.52   various government programs introduced to
                                                                                          improve bank balance sheets and reduce
(Triangle)Lipper Inc.                                                                     credit spreads.

*  Share class incepted during the fiscal year. See page 7 for a detailed explanation        During the fiscal year, the U.S.
   of Fund performance.                                                                   Federal Reserve Board (the Fed) lowered
                                                                                          the federal funds target rate from 2% to a
=======================================================================================   range of between zero and 0.25%.(1) Real
                                                                                          gross domestic product (GDP), although
HOW WE INVEST                                and structure review to identify             still experiencing negative growth, showed
                                             securities with:                             signs of recovery. Indeed, GDP decreased
Your Fund holds primarily real                                                            at an annual rate of -1.0% for the second
estate-oriented securities. We focus on      -  Quality underlying properties.            quarter of 2009, which was an improvement
public companies whose value is driven by                                                 from the -6.4% decrease in the first
tangible assets. Our goal is to create a     -  Solid management teams and flexible       quarter of 2009.(2) Inflation, measured by
Fund focused on total return that will          balance sheets.                           a seasonally-adjusted Consumer Price
perform at or above index levels with                                                     Index, was
comparable levels of risk. We use a          -  Attractive valuations relative to peer
fundamentals-driven investment process,         investment alternatives.
including property market cycle analysis,
property evaluation, and management             We attempt to manage risk by
                                             diversifying property types and geographic
                                             location as well as limiting the size of
                                             any one holding.

==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                      Total Net Assets            $849.0 million
By property type
                                                                                          Total Number of Holdings*               69
Healthcare                            18.1%   1. Simon Property Group, Inc.         9.2%
Apartments                            14.1    2. Public Storage                     4.9   ==========================================
Office                                14.0    3. Equity Residential                 4.3
Regional Malls                        11.1    4. Ventas, Inc.                       4.3
Shopping Centers                       8.1    5. Boston Properties, Inc.            4.3
Specialty Properties                   6.1    6. Digital Realty Trust, Inc.         3.9
Industrial                             5.9    7. Health Care REIT, Inc.             3.8
Diversified                            5.4    8. Vornado Realty Trust               3.8
Self-Storage Facilities                4.9    9. Federal Realty Investment Trust    3.6
Lodging-Resorts                        3.7   10. Nationwide Health Properties, Inc. 3.3
Industrial/Office:MIXED                2.6
Mortgage-Backed Securities             2.0   ==========================================
Real Estate Development                0.1
Money Market Funds Plus                      The Fund's holdings are subject to change, and there is no assurance that the Fund
Other Assets Less Liabilities          3.9   will continue to hold any particular security.

==========================================   *  Excluding money market fund holdings.


4     AIM REAL ESTATE FUND

relatively benign(3) following a                On the other hand, KIMCO REALTY, a                    JOE RODRIGUEZ, JR.
significant decline in crude oil prices      retail REIT specializing in shopping                     Senior portfolio manager, is
from their all time high reached in July     centers, was the top detractor from Fund                 lead manager of AIM Real
2008.(4) Unemployment, however, trended      performance. Weakness in retail sales and                Estate Fund. He is head of
higher during the fiscal year and            Kimco's need for additional capital to                   real estate securities for
ultimately ended July 2009 at a rate of      fund its development pipeline hurt the                   Invesco Real Estate, where
9.4% nationwide.(3)                          REIT, particularly considering the                       he oversees all phases of
                                             capital-constrained environment                          the unit, including
   Given this environment, the U.S. REIT     experienced during the fiscal year.           [RODRIGUEZ securities research and
market, as measured by the FTSE NAREIT                                                       PHOTO]   administration. Mr.
Equity REITs Index, produced a loss for         Another detractor from Fund                           Rodriguez began his
the period and underperformed the broad      performance, SL GREEN, is focused on                     investment career in 1983
market, as measured by the S&P 500 Index.    commercial office properties in Manhattan.               and joined Invesco in 1990.
However, at net asset value, the Fund held   SL Green suffered as layoffs in New York's               He earned his B.B.A. in
up better than its style-specific            financials sector accelerated, creating                  economics and finance as
benchmark, the FTSE NAREIT Equity REITs      added rental market and occupancy risks.                 well as his M.B.A. in
Index, owing to a relatively defensive       While demand for office space is likely to               finance from Baylor
posture during the height of market          slow, new construction is very limited in                University.
volatility. Specifically, security           New York City, and SL Green's existing
selection in the health care, apartments,    contractual rents remain well below market               MARK BLACKBURN
shopping centers and regional mall REIT      rents. We reduced our exposure to both                   Chartered Financial Analyst,
property sectors aided relative              Kimco Realty and SL Green during the                     portfolio manager, is
performance. A minor cash weighting also     fiscal year.                                             manager of AIM Real Estate
benefited the Fund's performance in                                                                   Fund. He earned a B.S. in
comparison to the benchmark, which lacks        During the fiscal year, we increased       [BLACKBURN accounting from Louisiana
cash, given significant losses in equity     our exposure to sectors that are generally      PHOTO]   State University and an
markets. Conversely, our underweight         less exposed to a slower economy, such as                M.B.A. from Southern
position in freestanding retail REITs and    health care and timber REITs, as well as                 Methodist University. Mr.
security selection in office REITs           companies that we believed offered a                     Blackburn is a Certified
detracted from relative performance during   relatively more predictable earnings                     Public Accountant.
the fiscal year.                             profile. Along these same lines, we
                                             reduced our exposure to regional malls and               PAUL CURBO
   Our relatively defensive posture proved   shopping centers.                                        Chartered Financial Analyst,
beneficial given the volatility of the                                                                portfolio manager, is
fiscal year. We were active in trading          We remained committed to owning quality      [CURBO   manager of AIM Real Estate
during the period to take advantage of       real estate companies that we believe may       PHOTO]   Fund. He joined Invesco in
differences in relative value among          benefit from relatively better sector                    1998. Mr. Curbo earned a
domestic REITs. However, the portfolio       trends. We continued to manage risk by                   B.B.A. in finance from The
remained focused on companies with better    holding a portfolio diversified by                       University of Texas.
balance sheets and less fundamental risk.    property type and geographic location.
                                             Lower leveraged companies with above                     JAMES TROWBRIDGE
   MACK-CALI REALTY and HIGHWOOD             average levels of dividend coverage                      Portfolio manager, is
PROPERTIES, two office REITs that we added   remained favored in the portfolio.                       manager of AIM Real Estate
to the portfolio during the fiscal year,                                                  [TROWBRIDGE Fund. He joined Invesco in
were among top contributors to Fund             We thank you for your continued              PHOTO]   1989. Mr. Trowbridge earned
performance. Mack-Cali Realty offered        investment in AIM Real Estate Fund.                      his B.A. in finance from
favorable relative valuation within the                                                               Indiana University.
office REIT sector and a New                 (1)  U.S. Federal Reserve
Jersey-focused office portfolio that         (2)  Bureau of Economic Analysis                         PING YING WANG
continued to perform relatively well.        (3)  Bureau of Labor Statistics                          Chartered Financial Analyst,
Highwood Properties presented a better       (4)  Bloomberg L.P.                                      portfolio manager, is
than average balance sheet, lower than                                                                manager of AIM Real Estate
average development pipeline leasing risk,   The views and opinions expressed in              [WANG   Fund. She earned a B.S. in
as well as better relative valuation         management's discussion of Fund                 PHOTO]   international finance from
within the office REIT sector.               performance are those of Invesco Aim                     the People's University of
                                             Advisors, Inc. These views and opinions                  China and a Ph.D. in finance
   AVALONBAY COMMUNITIES, an apartment       are subject to change at any time based on               from the University of Texas
REIT with properties focused in high         factors such as market and economic                      at Dallas.
barrier-to-entry markets in the United       conditions. These views and opinions may
States, was among top contributors to Fund   not be relied upon as investment advice or   Assisted by the Real Estate Team
performance during the fiscal year.          recommendations, or as an offer for a
                                             particular security. The information is
   We reduced our exposure to apartment      not a complete analysis of every aspect of
REITs during the fiscal year. Although we    any market, country, industry, security or
anticipated the peak-to-trough fundamental   the Fund. Statements of fact are from
decline in apartments would be less severe   sources considered reliable, but Invesco
than in other sectors, we felt apartment     Aim Advisors, Inc. makes no representation
fundamentals were likely to weaken and       or warranty as to their completeness or
reduced our exposure toward the end of the   accuracy. Although historical performance
reporting period.                            is no guarantee of future results, these
                                             insights may help you understand our
                                             investment management philosophy.

                                             See important Fund and index disclosures
                                             later in this report.


5     AIM REAL ESTATE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            shown in the chart and table(s) does not     one that indicates the dollar value of an
comparable future results.                   reflect deduction of taxes a shareholder     investment, is constructed with each
                                             would pay on Fund distributions or sale of   segment representing a percent change in
   The data shown in the chart include       Fund shares.                                 the value of the investment. In this
reinvested distributions, applicable sales                                                chart, each segment represents a doubling,
charges and Fund expenses including             This chart, which is a logarithmic        or 100% change, in the value of the
management fees. Index results include       chart, presents the fluctuations in the      investment. In other words, the space
reinvested dividends, but they do not        value of the Fund and its indexes. We        between $5,000 and $10,000 is the same
reflect sales charges. Performance of the    believe that a logarithmic chart is more     size as the space between $10,000 and
peer group reflects fund expenses and        effective than other types of charts in      $20,000, and so on.
management fees; performance of a market     illustrating changes in value during the
index does not. Performance                  early years shown in the chart. The
                                             vertical axis, the


6     AIM REAL ESTATE FUND

                                                        AIM REAL ESTATE FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT - OLDEST SHARE CLASS WITH SALES CHARGES SINCE INCEPTION

Index data from 4/30/95, Fund data from 5/1/95

                     AIM               FTSE NAREIT
              Real Estate Fund-       Equity REITs
  Date          Class C Shares          Index(1)         S&P 500 Index(1)

4/30/95                                  $10000               $10000
   5/95             $10013                10425                10399
   6/95              10195                10591                10640
   7/95              10312                10773                10993
   8/95              10357                10903                11020
   9/95              10563                11090                11485
  10/95              10294                10852                11444
  11/95              10236                10951                11946
  12/95              10910                11549                12176
   1/96              11098                11739                12590
   2/96              11199                11877                12707
   3/96              11076                11812                12829
   4/96              11091                11872                13018
   5/96              11286                12178                13354
   6/96              11480                12337                13404
   7/96              11469                12430                12813
   8/96              12030                12920                13083
   9/96              12467                13145                13819
  10/96              12689                13535                14200
  11/96              13377                14151                15272
  12/96              14883                15622                14970
   1/97              14875                15797                15905
   2/97              14786                15764                16029
   3/97              14875                15731                15372
   4/97              14231                15298                16289
   5/97              14706                15748                17285
   6/97              15538                16513                18053
   7/97              16318                17023                19489
   8/97              16264                16983                18398
   9/97              17787                18465                19405
  10/97              17289                17966                18758
  11/97              17313                18354                19626
  12/97              17692                18787                19962
   1/98              17512                18688                20183
   2/98              17232                18370                21638
   3/98              17593                18700                22745
   4/98              17074                18090                22978
   5/98              16815                17964                22583
   6/98              16450                17842                23500
   7/98              15427                16684                23252
   8/98              13472                15109                19892
   9/98              13893                15965                21168
  10/98              13456                15669                22887
  11/98              13651                15900                24274
  12/98              13595                15499                25671
   1/99              13169                15175                26745
   2/99              12967                14819                25913
   3/99              12835                14752                26950
   4/99              14217                16152                27994
   5/99              14517                16507                27333
   6/99              14260                16239                28846

====================================================================================================================================

(1)  Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   7/99              13714                15723                27949
   8/99              13702                15523                27811
   9/99              13200                14933                27049
  10/99              12759                14566                28760
  11/99              12502                14329                29345
  12/99              13113                14783                31071
   1/00              13163                14832                29510
   2/00              12953                14655                28952
   3/00              13576                15137                31783
   4/00              14532                16154                30827
   5/00              14631                16313                30195
   6/00              15227                16731                30938
   7/00              16420                18194                30455
   8/00              15667                17455                32346
   9/00              16343                18011                30639
  10/00              15606                17231                30508
  11/00              15873                17452                28105
  12/00              16819                18681                28243
   1/01              16653                18876                29244
   2/01              16280                18574                26580
   3/01              16340                18754                24897
   4/01              16611                19202                26830
   5/01              16857                19667                27010
   6/01              17927                20819                26353
   7/01              17628                20406                26093
   8/01              18238                21152                24461
   9/01              17866                20274                22486
  10/01              17330                19694                22915
  11/01              18009                20777                24673
  12/01              18413                21283                24889
   1/02              18545                21325                24526
   2/02              18940                21736                24053
   3/02              19965                23040                24957
   4/02              20165                23237                23445
   5/02              20483                23551                23273
   6/02              21106                24195                21616
   7/02              20333                22929                19931
   8/02              20254                22885                20062
   9/02              19744                22006                17884
  10/02              19019                20947                19456
  11/02              19770                21934                20600
  12/02              19901                22097                19390
   1/03              19497                21454                18883
   2/03              19889                21809                18600
   3/03              20358                22246                18780
   4/03              21144                23224                20326
   5/03              22134                24626                21396
   6/03              22676                25162                21669
   7/03              23875                26509                22051
   8/03              24148                26651                22480
   9/03              24925                27557                22242
  10/03              25386                28055                23500
  11/03              26744                29278                23707
  12/03              27533                30302                24949
   1/04              28511                31613                25407
   2/04              29132                32166                25760
   3/04              30909                33943                25371
   4/04              26761                28994                24973
   5/04              28490                31060                25316
   6/04              29482                31971                25808
   7/04              29759                32077                24954
   8/04              31717                34622                25054
   9/04              31821                34602                25325
  10/04              33728                36456                25712
  11/04              35299                38025                26752
  12/04              37195                39870                27662
   1/05              34279                36523                26988

====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   2/05         35149                     37643                27555
   3/05         34429                     37059                27068
   4/05         36436                     39031                26555
   5/05         37467                     40383                27399
   6/05         39041                     42414                27438
   7/05         41930                     45440                28458
   8/05         40320                     43779                28199
   9/05         40586                     44040                28427
  10/05         39750                     42998                27953
  11/05         41626                     44809                29009
  12/05         42184                     44720                29019
   1/06         44934                     47987                29788
   2/06         45721                     48845                29868
   3/06         48208                     51312                30240
   4/06         46969                     49405                30646
   5/06         45804                     47999                29765
   6/06         48328                     50496                29804
   7/06         49512                     52199                29988
   8/06         50938                     54175                30700
   9/06         52063                     55176                31491
  10/06         54989                     58633                32517
  11/06         57794                     61358                33134
  12/06         57071                     60399                33599
   1/07         61677                     65485                34107
   2/07         60610                     64019                33441
   3/07         59222                     62491                33815
   4/07         59293                     62479                35312
   5/07         59121                     62511                36543
   6/07         53416                     56842                35936
   7/07         50104                     52407                34824
   8/07         53126                     55851                35345
   9/07         55596                     58312                36665
  10/07         56380                     58965                37248
  11/07         50973                     53617                35691
  12/07         48175                     50921                35443
   1/08         48049                     50399                33318
   2/08         46324                     48606                32236
   3/08         49127                     51635                32097
   4/08         51932                     54660                33660
   5/08         51953                     55081                34096
   6/08         46394                     49091                31224
   7/08         47600                     50795                30961
   8/08         48086                     51917                31409
   9/08         47311                     51817                28614
  10/08         34159                     35407                23809
  11/08         26945                     27244                22100
  12/08         30402                     31709                22333
   1/09         25628                     26222                20453
   2/09         20726                     20761                18282
   3/09         21868                     21604                19880
   4/09         27709                     28306                21781
   5/09         28296                     28916                22998
   6/09         27416                     27837                23044
   7/09         30234                     30753                24785

====================================================================================================================================

==========================================   ==========================================

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                    THE PERFORMANCE DATA QUOTED REPRESENT
As of 7/31/09, including maximum             As of 6/30/09, the most recent calendar      PAST PERFORMANCE AND CANNOT GUARANTEE
applicable sales charges                     quarter-end, including maximum applicable    COMPARABLE FUTURE RESULTS; CURRENT
                                             sales charges                                PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
                                                                                          VISIT invescoaim.com FOR THE MOST RECENT
CLASS A SHARES                               CLASS A SHARES                               MONTH-END PERFORMANCE. PERFORMANCE FIGURES
Inception(12/31/96)                   6.07%  Inception(12/31/96)                   5.28%  REFLECT REINVESTED DISTRIBUTIONS, CHANGES
10 Years                              8.37   10 Years                              6.90   IN NET ASSET VALUE AND THE EFFECT OF THE
 5 Years                             -0.08    5 Years                             -1.84   MAXIMUM SALES CHARGE UNLESS OTHERWISE
 1 Year                             -39.52    1 Year                             -43.74   STATED. INVESTMENT RETURN AND PRINCIPAL
                                                                                          VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE
CLASS B SHARES                               CLASS B SHARES                               A GAIN OR LOSS WHEN YOU SELL SHARES.
Inception(3/3/98)                     5.29%  Inception(3/3/98)                     4.42%
10 Years                              8.39   10 Years                              6.91      THE TOTAL ANNUAL FUND OPERATING EXPENSE
 5 Years                              0.05    5 Years                             -1.71   RATIO SET FORTH IN THE MOST RECENT FUND
 1 Year                             -39.57    1 Year                             -43.81   PROSPECTUS AS OF THE DATE OF THIS REPORT
                                                                                          FOR CLASS A, CLASS B, CLASS C, CLASS R,
CLASS C SHARES                               CLASS C SHARES                               CLASS Y AND INVESTOR CLASS SHARES WAS
Inception(5/1/95)                     8.07%  Inception(5/1/95)                     7.38%  1.30%, 2.05%, 2.05%, 1.55%, 1.05% AND
10 Years                              8.22   10 Years                              6.75   1.30%, RESPECTIVELY. THE EXPENSE RATIOS
 5 Years                              0.31    5 Years                             -1.45   PRESENTED ABOVE MAY VARY FROM THE EXPENSE
 1 Year                             -37.10    1 Year                             -41.48   RATIOS PRESENTED IN OTHER SECTIONS OF THIS
                                                                                          REPORT THAT ARE BASED ON EXPENSES INCURRED
CLASS R SHARES                               CLASS R SHARES                               DURING THE PERIOD COVERED BY THIS REPORT.
10 Years                              8.79%  10 Years                              7.31%
 5 Years                              0.83    5 Years                             -0.94      CLASS A SHARE PERFORMANCE REFLECTS THE
 1 Year                             -36.16    1 Year                             -40.63   MAXIMUM 5.50% SALES CHARGE, AND CLASS B
                                                                                          AND CLASS C SHARE PERFORMANCE REFLECTS THE
CLASS Y SHARES                               CLASS Y SHARES                               APPLICABLE CONTINGENT DEFERRED SALES
10 Years                              9.01%  10 Years                              7.52%  CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
 5 Years                              1.09    5 Years                             -0.69   CDSC ON CLASS B SHARES DECLINES FROM 5%
 1 Year                             -35.88    1 Year                             -40.37   BEGINNING AT THE TIME OF PURCHASE TO 0% AT
                                                                                          THE BEGINNING OF THE SEVENTH YEAR. THE
INVESTOR CLASS SHARES                        INVESTOR CLASS SHARES                        CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
10 Years                              9.00%  10 Years                              7.53%  YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
 5 Years                              1.07    5 Years                             -0.70   HAVE A FRONT-END SALES CHARGE; RETURNS
 1 Year                             -36.03    1 Year                             -40.43   SHOWN ARE AT NET ASSET VALUE AND DO NOT
                                                                                          REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
==========================================   ==========================================   ON A TOTAL REDEMPTION OF RETIREMENT PLAN
                                                                                          ASSETS WITHIN THE FIRST YEAR. CLASS Y
CLASS R SHARES' INCEPTION DATE IS APRIL      PERFORMANCE REFLECTS THE RULE 12B-1 FEES     SHARES AND INVESTOR CLASS SHARES DO NOT
30, 2004. RETURNS SINCE THAT DATE ARE        APPLICABLE TO CLASS A SHARES AS WELL AS      HAVE A FRONT-END SALES CHARGE OR A CDSC;
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS    THEREFORE, PERFORMANCE IS AT NET ASSET
BLENDED RETURNS OF HISTORICAL CLASS R        RECEIVED BY CLASS A SHARES. CLASS A          VALUE.
SHARE PERFORMANCE AND RESTATED CLASS A       SHARES' INCEPTION DATE IS DECEMBER 31,
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      1996.                                           THE PERFORMANCE OF THE FUND'S SHARE
THE INCEPTION DATE OF CLASS R SHARES) AT                                                  CLASSES WILL DIFFER PRIMARILY DUE TO
NET ASSET VALUE, ADJUSTED TO REFLECT THE        INVESTOR CLASS SHARES' INCEPTION DATE     DIFFERENT SALES CHARGE STRUCTURES AND
HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS   IS SEPTEMBER 30, 2003. RETURNS SINCE THAT    CLASS EXPENSES.
R SHARES. CLASS A SHARES' INCEPTION DATE     DATE ARE HISTORICAL RETURNS. ALL OTHER
IS DECEMBER 31, 1996.                        RETURNS ARE BLENDED RETURNS OF HISTORICAL       HAD THE ADVISOR NOT WAIVED FEES AND/OR
                                             INVESTOR CLASS SHARE PERFORMANCE AND         REIMBURSED EXPENSES IN THE PAST,
   CLASS Y SHARES' INCEPTION DATE IS         RESTATED CLASS A SHARE PERFORMANCE (FOR      PERFORMANCE WOULD HAVE BEEN LOWER.
OCTOBER 3, 2008; RETURNS SINCE THAT DATE     PERIODS PRIOR TO THE INCEPTION DATE OF
ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE    INVESTOR CLASS SHARES) AT NET ASSET VALUE,
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      WHICH RESTATED PERFORMANCE WILL REFLECT
PERFORMANCE AND RESTATED CLASS A SHARE       THE RULE 12B-1 FEES APPLICABLE TO CLASS A
PERFORMANCE (FOR PERIODS PRIOR TO THE        SHARES FOR THE PERIOD USING BLENDED
INCEPTION DATE OF CLASS Y SHARES) AT NET     RETURNS. CLASS A SHARES' INCEPTION DATE IS
ASSET VALUE. THE RESTATED CLASS A SHARE      DECEMBER 31, 1996.

continued from page 8

   and the returns based on those net asset  -  Property type classifications used in        Equity REITs Index, which is
   values may differ from the net asset         this report are generally according to       exclusively owned by NAREIT.
   values and returns reported in the           the FTSE National Association of Real
   Financial Highlights.                        Estate Investment Trusts (NAREIT)


7     AIM REAL ESTATE FUND

AIM REAL ESTATE FUND'S INVESTMENT OBJECTIVE IS HIGH TOTAL RETURN THROUGH GROWTH OF CAPITAL AND CURRENT INCOME.

-  Unless otherwise stated, information presented in this report is as of July 31, 2009, and is based on total net assets.

-  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                             on interest and principal payments and       companies, but rather the most widely
                                                of price changes due to the changes in       held 500 companies chosen with respect
-  Effective September 30, 2003, for            the credit quality of the issuer.            to market size, liquidity and their
   qualified plans only, those previously                                                    industry.
   established are eligible to purchase      -  Interest rate risk refers to the risk
   Class B shares of any AIM fund. Please       that bond prices generally fall as        -  The FTSE NAREIT EQUITY REITS INDEX is a
   see the prospectus for more                  interest rates rise and vice versa.          market-cap weighted index of all equity
   information.                                                                              REITs traded on the NYSE, NASDAQ
                                             -  Since a large percentage of the Fund's       National Market System and the American
-  Class R shares are available only to         assets may be invested in securities of      Stock Exchange.
   certain retirement plans. Please see         a limited number of companies, each
   the prospectus for more information.         investment has a greater effect on the    -  The LIPPER REAL ESTATE FUNDS INDEX is
                                                Fund's overall performance, and any          an equally weighted representation of
-  Class Y shares are available to only         change in the value of those securities      the largest funds in the Lipper Real
   certain investors. Please see the            could significantly affect the value of      Estate Funds category. These funds
   prospectus for more information.             your investment in the Fund.                 invest their equity portfolio primarily
                                                                                             in shares of domestic companies engaged
-  All Investor Class shares are closed to   -  There is no guarantee that the               in the real estate industry.
   new investors. Contact your financial        investment techniques and risk analysis
   advisor about purchasing our other           used by the Fund's portfolio managers     -  The Fund is not managed to track the
   share classes.                               will produce the desired results.            performance of any particular index,
                                                                                             including the indexes defined here, and
PRINCIPAL RISKS OF INVESTING IN THE FUND     -  The prices of securities held by the         consequently, the performance of the
                                                Fund may decline in response to market       Fund may deviate significantly from the
-  Because the Fund concentrates its            risks.                                       performance of the indexes.
   investments in REITs and other
   companies related to the real estate      -  Because the Fund concentrates its         -  A direct investment cannot be made in
   industry, the value of your shares may       assets in the real estate industry, an       an index. Unless otherwise indicated,
   rise and fall more than the value of         investment in the Fund will be closely       index results include reinvested
   shares of a fund that invests in a           linked to the performance of the real        dividends, and they do not reflect
   broader range of companies.                  estate markets.                              sales charges. Performance of an index
                                                                                             of funds reflects fund expenses;
-  Credit risk is the risk of loss on an     -  The Fund may use enhanced investment         performance of a market index does not.
   investment due to the deterioration          techniques such as short sales. Short
   of an issuer's financial health. Such a      sales carry the risk of buying a          OTHER INFORMATION
   deterioration of financial health may        security back at a higher price at
   result in a reduction of the credit          which the Fund's exposure is unlimited.   -  The Chartered Financial Analyst
   rating of the issuer's securities and                                                     --REGISTERED TRADEMARK-- (CFA
   may lead to the issuer's inability to     -  The Fund may invest in obligations           --REGISTERED TRADEMARK--) designation
   honor its contractual obligations,           issued by agencies and                       is globally recognized and attests to a
   including making timely payment of           instrumentalities of the U.S.                charterholder's success in a rigorous
   interest and principal.                      government that may vary in the level        and comprehensive study program in the
                                                of support they receive from the U.S.        field of investment management and
-  Prices of equity securities change in        government. The U.S. government may          research analysis.
   response to many factors, including the      choose not to provide financial support
   historical and prospective earnings of       to U.S.-government-sponsored agencies     -  CPA --REGISTERED TRADEMARK-- and
   the issuer, the value of its assets,         or instrumentalities if it is not            Certified Public Accountant--REGISTERED
   general economic conditions, interest        legally obligated to do so. In this          TRADEMARK-- are trademarks owned by the
   rates, investor perceptions and market       case, if the issuer defaulted, the fund      American Institute of Certified Public
   liquidity.                                   holding securities of such an issuer         Accountants.
                                                might not be able to recover its
-  Lower rated securities may be more           investment from the U.S. government.      -  The returns shown in management's
   susceptible to real or perceived                                                          discussion of Fund performance are
   adverse economic and competitive          ABOUT INDEXES USED IN THIS REPORT               based on net asset values calculated
   industry conditions, and the secondary                                                    for shareholder transactions. Generally
   markets in which lower rated securities   -  The S&P 500--REGISTERED TRADEMARK--          accepted accounting principles require
   are traded may be less liquid than           INDEX is a market                            adjustments to be made to the net
   higher grade securities. The loans in        capitalization-weighted index covering       assets of the Fund at period end for
   which the Fund may invest are typically      all major areas of the U.S. economy. It      financial reporting purposes, and as
   noninvestment-grade and involve a            is not the 500 largest                       such, the net asset values for
   greater risk of default                                                                   shareholder transactions

                                                                                          continued on page 7

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           Class A Shares                       IARAX
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class B Shares                       AARBX
=======================================================================================   Class C Shares                       IARCX
                                                                                          Class R Shares                       IARRX
                                                                                          Class Y Shares                       IARYX
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE                                       Investor Class Shares                REINX
                                                                                          ==========================================


8     AIM REAL ESTATE FUND

SCHEDULE OF INVESTMENTS(a)

July 31, 2009




                                                         SHARES            VALUE
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS, COMMON STOCKS & OTHER EQUITY
  INTERESTS-93.39%

APARTMENTS-14.11%

American Campus Communities, Inc.                           292,900    $  6,716,197
-----------------------------------------------------------------------------------
AvalonBay Communities, Inc.                                 315,910      18,385,962
-----------------------------------------------------------------------------------
Camden Property Trust                                       838,451      24,742,689
-----------------------------------------------------------------------------------
Equity Residential                                        1,527,378      36,657,072
-----------------------------------------------------------------------------------
Essex Property Trust, Inc.                                  342,016      22,234,460
-----------------------------------------------------------------------------------
Henderson Land Development Co. Ltd. (Hong Kong)             133,000         874,401
-----------------------------------------------------------------------------------
Mid-America Apartment Communities, Inc.                     256,944      10,192,969
===================================================================================
                                                                        119,803,750
===================================================================================


DIVERSIFIED-5.34%

Capitaland Ltd. (Singapore)                                 296,000         785,727
-----------------------------------------------------------------------------------
GPT Group (Australia)                                     3,547,941       1,572,507
-----------------------------------------------------------------------------------
Kerry Properties Ltd. (Hong Kong)                           183,000         933,046
-----------------------------------------------------------------------------------
Shaftesbury PLC (United Kingdom)                             76,021         419,662
-----------------------------------------------------------------------------------
Sino Land Co. Ltd. (Hong Kong)                              208,000         418,789
-----------------------------------------------------------------------------------
Stockland (Australia)                                       308,519         812,705
-----------------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Hong Kong)                     30,000         451,161
-----------------------------------------------------------------------------------
Unibail-Rodamco-REIT (France)                                 5,790       1,011,724
-----------------------------------------------------------------------------------
Vornado Realty Trust                                        625,618      31,919,030
-----------------------------------------------------------------------------------
Washington Real Estate Investment Trust                     276,161       7,066,960
===================================================================================
                                                                         45,391,311
===================================================================================


HEALTHCARE-17.70%

HCP, Inc.                                                   813,000      20,942,880
-----------------------------------------------------------------------------------
Health Care REIT, Inc.                                      813,982      32,608,119
-----------------------------------------------------------------------------------
Nationwide Health Properties, Inc.                          957,345      27,782,152
-----------------------------------------------------------------------------------
OMEGA Healthcare Investors, Inc.                            677,759      11,325,353
-----------------------------------------------------------------------------------
Senior Housing Properties Trust                           1,140,126      21,274,751
-----------------------------------------------------------------------------------
Ventas, Inc.                                              1,030,336      36,370,861
===================================================================================
                                                                        150,304,116
===================================================================================


INDUSTRIAL-5.94%

AMB Property Corp.                                          220,800       4,374,048
-----------------------------------------------------------------------------------
DCT Industrial Trust Inc.                                 2,883,760      13,149,945
-----------------------------------------------------------------------------------
EastGroup Properties, Inc.                                  248,000       8,610,560
-----------------------------------------------------------------------------------
ProLogis                                                  2,768,073      24,331,362
===================================================================================
                                                                         50,465,915
===================================================================================


INDUSTRIAL/OFFICE: MIXED-2.56%

Liberty Property Trust                                      784,073      21,773,707
===================================================================================


LODGING-RESORTS-3.70%

Host Hotels & Resorts Inc.                                2,812,472      25,537,246
-----------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.                   250,940       5,924,693
===================================================================================
                                                                         31,461,939
===================================================================================


OFFICE-14.01%

Alexandria Real Estate Equities, Inc.                       428,712      16,338,214
-----------------------------------------------------------------------------------
Boston Properties, Inc.                                     684,534      36,211,849
-----------------------------------------------------------------------------------
Corporate Office Properties Trust                            55,300       1,875,223
-----------------------------------------------------------------------------------
Derwent London PLC (United Kingdom)                          74,155       1,195,260
-----------------------------------------------------------------------------------
Highwoods Properties, Inc.                                  728,500      18,656,885
-----------------------------------------------------------------------------------
Kilroy Realty Corp.                                         376,100       8,875,960
-----------------------------------------------------------------------------------
Mack-Cali Realty Corp.                                      632,300      17,647,493
-----------------------------------------------------------------------------------
SL Green Realty Corp.                                       688,275      17,743,729
-----------------------------------------------------------------------------------
Wereldhave N.V. (Netherlands)                                 5,049         408,164
===================================================================================
                                                                        118,952,777
===================================================================================


REAL ESTATE DEVELOPMENT-0.05%

Shimao Property Holdings Ltd. (China)                       214,500         427,045
===================================================================================


REGIONAL MALLS-11.11%

Corio N.V. (Netherlands)                                      8,070         447,191
-----------------------------------------------------------------------------------
Macerich Co. (The)                                          786,713      15,474,645
-----------------------------------------------------------------------------------
Simon Property Group, Inc.                                1,406,868      78,390,661
===================================================================================
                                                                         94,312,497
===================================================================================


SELF STORAGE FACILITIES-4.93%

Public Storage                                              576,600      41,843,862
===================================================================================


SHOPPING CENTERS-7.81%

Acadia Realty Trust                                         542,229       7,428,537
-----------------------------------------------------------------------------------
Federal Realty Investment Trust                             528,700      30,162,335
-----------------------------------------------------------------------------------
Kimco Realty Corp.                                          534,500       5,259,480
-----------------------------------------------------------------------------------
Regency Centers Corp.                                       283,100       9,081,848
-----------------------------------------------------------------------------------
Tanger Factory Outlet Centers, Inc.                         405,700      14,418,578
===================================================================================
                                                                         66,350,778
===================================================================================


SPECIALTY PROPERTIES-6.13%

Digital Realty Trust, Inc.                                  810,727      32,874,980
-----------------------------------------------------------------------------------
Plum Creek Timber Co., Inc.                                 360,539      11,277,660
-----------------------------------------------------------------------------------
Rayonier Inc.                                               203,600       7,938,364
===================================================================================
                                                                         52,091,004
===================================================================================
     Total Real Estate Investment Trusts, Common
       Stocks & Other Equity Interests (Cost
       $757,356,616)                                                    793,178,701
===================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM REAL ESTATE FUND

                                                        PRINCIPAL
                                                         AMOUNT            VALUE
-----------------------------------------------------------------------------------

ASSET-BACKED SECURITIES-2.00%

Bear Stearns Commercial Mortgage Securities,
  Series 2005-T18, Class A4, Pass Through Ctfs.,
  4.93%, 02/13/42                                       $ 1,575,000    $  1,512,574
-----------------------------------------------------------------------------------
  Series 2006-PW11, Class A4, Floating Rate, Pass
  Through Ctfs., 5.62%, 03/11/39(b)                       3,350,000       3,279,669
-----------------------------------------------------------------------------------
  Series 2006-T22, Class A4, Floating Rate Pass
  Through Ctfs., 5.63%, 04/12/38(b)                       1,008,000         997,200
-----------------------------------------------------------------------------------
Credit Suisse First Boston Mortgage Securities
  Corp.,-Series 2005-TFLA, Class J, Floating Rate
  Pass Through Ctfs., 1.24%, 02/15/20 (Acquired
  04/17/09; Cost 183,735)(b)(c)                             225,000         193,879
-----------------------------------------------------------------------------------
DLJ Commercial Mortgage Corp.,-Series 1998-CG1,
  Class B4, Floating Rate Pass Through Ctfs.,
  7.46%, 06/10/31(b)(c)                                   1,350,000       1,311,815
-----------------------------------------------------------------------------------
GS Mortgage Securities Corp., Series 2001-LIBA,
  Class A2 Pass Through Ctfs., 6.62%, 02/14/16
  (Acquired 05/08/09; Cost $2,136,576)(c)                 1,992,000       2,143,504
-----------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust,-Series 2005-C3,
  Class A5, Pass Through Ctfs., 4.74%, 07/15/30             850,000         807,101
-----------------------------------------------------------------------------------
Morgan Stanley Capital I,
  Series 2005-HQ7, Class A4, Floating Rate Pass
  Through Ctfs., 5.38%, 11/14/42(b)                       1,800,000       1,727,295
-----------------------------------------------------------------------------------
  Series 2005-T19, Class A4A, Pass Through Ctfs.,
  4.89%, 06/12/47                                         1,675,000       1,589,238
-----------------------------------------------------------------------------------
  Series 2006-IQ11, Class B, Floating Rate Pass
  Through Ctfs., 5.95%, 10/15/42(b)                       1,900,000         481,331
-----------------------------------------------------------------------------------
Park Square Mortgage Trust,Series 2000-CB50, Class
  B1, Pass Through Ctfs., 7.57%, 11/05/33
  (Acquired 05/05/09; Cost $459,797)(c)                     425,000         453,836
-----------------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage Trust,-Series
  2005-C21, Class AM, Floating Rate Pass Through
  Ctfs., 5.38%, 10/15/44(b)                               3,500,000       2,471,977
===================================================================================
     Total Asset-Backed Securities (Cost
       $16,966,148)                                                      16,969,419
===================================================================================



U.S. DOLLAR DENOMINATED BONDS & NOTES-0.66%

HEALTHCARE-0.35%

Nationwide Health Properties, Inc.,
  Sr. Unsec. Notes, 6.50%, 07/15/11                       2,220,000       2,160,537
-----------------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 6.25%, 02/01/13                  900,000         827,633
===================================================================================
                                                                          2,988,170
===================================================================================


SHOPPING CENTERS-0.31%

Federal Realty Investment Trust,
  Sr. Unsec. Notes, 5.40%, 12/01/13                       1,409,000       1,299,644
-----------------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 6.00%, 07/15/12                1,332,000       1,278,668
===================================================================================
                                                                          2,578,312
===================================================================================
     Total U.S. Dollar Denominated Bonds & Notes
       (Cost $5,217,820)                                                  5,566,482
===================================================================================



NON-U.S. DOLLAR DENOMINATED BONDS & NOTES-0.08%

AUSTRALIA-0.08%

GPT RE Limited, Sr. Unsec. Unsub. Notes, 6.50%,
  08/22/13 (Cost $674,510)                           AUD  1,000,000         696,936
===================================================================================


                                                         SHARES

MONEY MARKET FUNDS-2.94%

Liquid Assets Portfolio-Institutional Class(d)           12,486,319      12,486,319
-----------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)                 12,486,319      12,486,319
===================================================================================
     Total Money Market Funds (Cost $24,972,638)                         24,972,638
===================================================================================
TOTAL INVESTMENTS-99.07% (Cost $805,187,732)                            841,384,176
===================================================================================
OTHER ASSETS LESS LIABILITIES-0.93%                                       7,910,536
===================================================================================
NET ASSETS-100.00%                                                     $849,294,712
___________________________________________________________________________________
===================================================================================




Investment Abbreviations:

AUD     - Australian Dollar
Ctfs.   - Certificates
REIT    - Real Estate Investment Trust
Sr.     - Senior
Unsec.  - Unsecured
Unsub.  - Unsubordinated


Notes to Schedule of Investments:

(a) Property type classifications used in this report are generally according to FSTE National Association of Real Estate Investment Trusts ("NAREIT") U.S. Equity Index, which is exclusively owned by NAREIT.
(b) Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on July 31, 2009.
(c) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2009 was $4,103,034, which represented 0.48% of the Fund's Net Assets.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2009




ASSETS:

Investments, at value (Cost $780,215,094)                           $  816,411,538
----------------------------------------------------------------------------------
Investments in affiliated money market funds, at value and cost         24,972,638
==================================================================================
     Total investments, at value (Cost $805,187,732)                   841,384,176
==================================================================================
Receivables for:
  Investments sold                                                       7,971,747
----------------------------------------------------------------------------------
  Fund shares sold                                                       3,357,593
----------------------------------------------------------------------------------
  Dividends and Interest                                                   974,868
----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           31,751
----------------------------------------------------------------------------------
Other assets                                                                43,194
==================================================================================
     Total assets                                                      853,763,329
__________________________________________________________________________________
==================================================================================


LIABILITIES:

Payables for:
  Investments purchased                                                  1,483,633
----------------------------------------------------------------------------------
  Fund shares reacquired                                                 1,372,980
----------------------------------------------------------------------------------
  Amount due custodian                                                       8,107
----------------------------------------------------------------------------------
  Amount due custodian -- foreign currencies (Cost $680,541)               716,054
----------------------------------------------------------------------------------
  Accrued fees to affiliates                                               683,340
----------------------------------------------------------------------------------
  Accrued other operating expenses                                          76,461
----------------------------------------------------------------------------------
Trustee deferred compensation and retirement plans                         128,042
==================================================================================
     Total liabilities                                                   4,468,617
==================================================================================
Net assets applicable to shares outstanding                         $  849,294,712
__________________________________________________________________________________
==================================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $1,109,773,843
----------------------------------------------------------------------------------
Undistributed net investment income                                      1,234,782
----------------------------------------------------------------------------------
Undistributed net realized gain (loss)                                (297,824,997)
----------------------------------------------------------------------------------
Unrealized appreciation                                                 36,111,084
==================================================================================
                                                                    $  849,294,712
__________________________________________________________________________________
==================================================================================



NET ASSETS:

Class A                                                             $  562,631,747
__________________________________________________________________________________
==================================================================================
Class B                                                             $   39,288,944
__________________________________________________________________________________
==================================================================================
Class C                                                             $   57,798,651
__________________________________________________________________________________
==================================================================================
Class R                                                             $   47,581,631
__________________________________________________________________________________
==================================================================================
Class Y                                                             $    6,278,558
__________________________________________________________________________________
==================================================================================
Investor Class                                                      $   27,575,715
__________________________________________________________________________________
==================================================================================
Institutional Class                                                 $  108,139,466
__________________________________________________________________________________
==================================================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                                                 40,676,940
__________________________________________________________________________________
==================================================================================
Class B                                                                  2,828,049
__________________________________________________________________________________
==================================================================================
Class C                                                                  4,172,182
__________________________________________________________________________________
==================================================================================
Class R                                                                  3,437,962
__________________________________________________________________________________
==================================================================================
Class Y                                                                    453,954
__________________________________________________________________________________
==================================================================================
Investor Class                                                           1,995,888
__________________________________________________________________________________
==================================================================================
Institutional Class                                                      7,818,043
__________________________________________________________________________________
==================================================================================
Class A:
  Net asset value per share                                         $        13.83
----------------------------------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $13.83 divided by 94.50%)                  $        14.63
__________________________________________________________________________________
==================================================================================
Class B:
  Net asset value and offering price per share                      $        13.89
__________________________________________________________________________________
==================================================================================
Class C:
  Net asset value and offering price per share                      $        13.85
__________________________________________________________________________________
==================================================================================
Class R:
  Net asset value and offering price per share                      $        13.84
__________________________________________________________________________________
==================================================================================
Class Y:
  Net asset value and offering price per share                      $        13.83
__________________________________________________________________________________
==================================================================================
Investor Class:
  Net asset value and offering price per share                      $        13.82
__________________________________________________________________________________
==================================================================================
Institutional Class:
  Net asset value and offering price per share                      $        13.83
__________________________________________________________________________________
==================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM REAL ESTATE FUND

STATEMENT OF OPERATIONS

For the year ended July 31, 2009




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $57,900)                            $  31,334,496
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $896,448)                                                                         1,293,549
------------------------------------------------------------------------------------------------
Interest (net of foreign withholding taxes of $375)                                    1,554,813
================================================================================================
     Total investment income                                                          34,182,858
================================================================================================


EXPENSES:

Advisory fees                                                                          5,673,171
------------------------------------------------------------------------------------------------
Administrative services fees                                                             234,573
------------------------------------------------------------------------------------------------
Custodian fees                                                                            32,821
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                              1,308,787
------------------------------------------------------------------------------------------------
  Class B                                                                                492,089
------------------------------------------------------------------------------------------------
  Class C                                                                                598,823
------------------------------------------------------------------------------------------------
  Class R                                                                                193,460
------------------------------------------------------------------------------------------------
  Investor Class                                                                          60,733
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R, Y and Investor                                      2,505,088
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                      50,592
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 45,877
------------------------------------------------------------------------------------------------
Other                                                                                    381,131
================================================================================================
     Total expenses                                                                   11,577,145
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                 (51,402)
================================================================================================
     Net expenses                                                                     11,525,743
================================================================================================
Net investment income                                                                 22,657,115
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                                             (275,364,500)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                     (92,528)
================================================================================================
                                                                                    (275,457,028)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                             (146,354,656)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                     (84,492)
================================================================================================
                                                                                    (146,439,148)
================================================================================================
Net realized and unrealized gain (loss)                                             (421,896,176)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(399,239,061)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM REAL ESTATE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2009 and 2008



                                                                                2009              2008
-----------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                    $   22,657,115    $   19,755,059
-----------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                   (275,457,028)       40,245,437
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (146,439,148)     (110,821,659)
===========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (399,239,061)      (50,821,163)
===========================================================================================================


DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                                     (15,482,975)      (18,394,091)
-----------------------------------------------------------------------------------------------------------
  Class B                                                                      (1,064,135)       (1,706,254)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                      (1,305,626)       (1,694,509)
-----------------------------------------------------------------------------------------------------------
  Class R                                                                      (1,071,363)         (754,904)
-----------------------------------------------------------------------------------------------------------
  Class Y                                                                         (65,440)               --
-----------------------------------------------------------------------------------------------------------
  Investor Class                                                                 (723,392)         (747,279)
-----------------------------------------------------------------------------------------------------------
  Institutional Class                                                          (2,533,206)       (2,062,288)
===========================================================================================================
     Total distributions from net investment income                           (22,246,137)      (25,359,325)
===========================================================================================================


DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS:

  Class A                                                                      (3,209,002)     (156,981,549)
-----------------------------------------------------------------------------------------------------------
  Class B                                                                        (314,212)      (23,334,866)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                        (371,822)      (22,987,155)
-----------------------------------------------------------------------------------------------------------
  Class R                                                                        (232,254)       (7,153,523)
-----------------------------------------------------------------------------------------------------------
  Class Y                                                                          (1,808)               --
-----------------------------------------------------------------------------------------------------------
  Investor Class                                                                 (142,444)       (6,380,802)
-----------------------------------------------------------------------------------------------------------
  Institutional Class                                                            (371,050)      (15,184,117)
===========================================================================================================
     Total distributions from net realized gains                               (4,642,592)     (232,022,012)
===========================================================================================================


SHARE TRANSACTIONS-NET:

  Class A                                                                      59,490,426        10,911,280
-----------------------------------------------------------------------------------------------------------
  Class B                                                                     (16,089,244)      (41,737,107)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                      (3,558,142)      (21,812,211)
-----------------------------------------------------------------------------------------------------------
  Class R                                                                      17,487,648        23,128,170
-----------------------------------------------------------------------------------------------------------
  Class Y                                                                       6,294,307                --
-----------------------------------------------------------------------------------------------------------
  Investor Class                                                                7,645,606         1,841,020
-----------------------------------------------------------------------------------------------------------
  Institutional Class                                                          74,376,003        16,469,334
===========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                           145,646,604       (11,199,514)
===========================================================================================================
     Net increase (decrease) in net assets                                   (280,481,186)     (319,402,014)
===========================================================================================================


NET ASSETS:

  Beginning of year                                                         1,129,775,898     1,449,177,912
===========================================================================================================
  End of year (includes undistributed net investment income of
     $1,234,782 and $661,552, respectively)                                $  849,294,712    $1,129,775,898
___________________________________________________________________________________________________________
===========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2009

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Real Estate Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is high total return through growth of capital and current income.

  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.


14        AIM REAL ESTATE FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

        The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period end date and before the date the financial statements are released to print, which is generally 45 days from the period end date.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated

15        AIM REAL ESTATE FUND
      and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K. FOREIGN CURRENCY CONTRACTS -- The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L. OTHER RISKS -- The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

        The Fund concentrates its assets in the real estate industry, an investment in the fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
-------------------------------------------------------------------
First $250 million                                            0.75%
-------------------------------------------------------------------
Next $250 million                                             0.74%
-------------------------------------------------------------------
Next $500 million                                             0.73%
-------------------------------------------------------------------
Next $1.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.71%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.69%
-------------------------------------------------------------------
Over $10 billion                                              0.68%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Effective July 1, 2009, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75% of average daily net assets, respectively, through at least June 30, 2010. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items;
(v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; (vi) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently,

16        AIM REAL ESTATE FUND
in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses during this period under this expense limitation.

  Further, the Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended July 31, 2009, the Advisor waived advisory fees of $33,492.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended July 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $1,721.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended July 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2009, IADI advised the Fund that IADI retained $45,384 in front-end sales commissions from the sale of Class A shares and $69, $77,175, $4,172 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--ADDITIONAL VALUATION INFORMATION

Generally Accepted Accounting Principles (GAAP) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs.
             Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.


17        AIM REAL ESTATE FUND

  The following is a summary of the tiered valuation input levels, as of the end of the reporting period, July 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                                                     LEVEL 1         LEVEL 2       LEVEL 3         TOTAL
---------------------------------------------------------------------------------------------------------------------------
Equity Securities                                                 $813,448,465     $ 4,702,874       $--       $818,151,339
---------------------------------------------------------------------------------------------------------------------------
Corporate Debt Securities                                                   --       6,263,418        --          6,263,418
---------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities                                                     --      16,969,419        --         16,969,419
===========================================================================================================================
  Total Investments                                               $813,448,465     $27,935,711       $--        841,384,176
___________________________________________________________________________________________________________________________
===========================================================================================================================



NOTE 4--EXPENSE OFFSET ARRANGEMENT(S)

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $16,189.

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended July 31, 2009, the Fund paid legal fees of $5,307 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED JULY 31, 2009 AND 2008:

                                                                                2009            2008
--------------------------------------------------------------------------------------------------------
Ordinary income                                                             $22,251,344     $ 62,361,973
--------------------------------------------------------------------------------------------------------
Long-term capital gain                                                        4,637,385      195,019,364
========================================================================================================
Total distributions                                                         $26,888,729     $257,381,337
________________________________________________________________________________________________________
========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2009
-------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $    1,582,953
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                             (12,767,939)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- other investments                           (85,360)
-------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (133,390)
-------------------------------------------------------------------------------------------------
Capital loss carryforward                                                             (90,386,978)
-------------------------------------------------------------------------------------------------
Post-October deferrals                                                               (158,688,417)
-------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                       1,109,773,843
=================================================================================================
Total net assets                                                                   $  849,294,712
_________________________________________________________________________________________________
=================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and investments in passive foreign investment companies.


18        AIM REAL ESTATE FUND

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of July 31, 2009 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
July 31, 2017                                                                      $90,386,978
_______________________________________________________________________________________________
===============================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended July 31, 2009 was $705,470,097 and $568,930,740, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $ 44,055,372
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (56,823,311)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(12,767,939)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $854,152,115.


NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, passive foreign investment company investments and real estate investment trust investments, on July 31, 2009, undistributed net investment income was increased by $162,252, undistributed net realized gain (loss) was decreased by $125,515 and shares of beneficial interest decreased by $36,737. This reclassification had no effect on the net assets of the Fund.


19        AIM REAL ESTATE FUND

NOTE 10--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED JULY 31,
                                                           ---------------------------------------------------------------
                                                                      2009(a)                             2008
                                                           -----------------------------     -----------------------------
                                                              SHARES           AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                   23,605,558     $ 318,697,292      11,078,463     $ 279,108,563
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      287,574         4,527,999         142,041         3,698,822
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                    1,362,543        19,053,161         423,258        10,582,231
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                    2,410,912        33,373,437       1,278,288        32,213,966
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                 1,776,465        23,100,971              --                --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                             1,509,562        23,258,806         349,389         8,599,104
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                        7,069,778       102,988,060       2,733,545        70,646,858
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                    1,392,098        18,215,336       7,329,724       170,089,603
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       97,440         1,279,543         990,299        23,056,007
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      118,114         1,534,272         972,525        22,565,825
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                      102,126         1,303,477         339,644         7,870,469
--------------------------------------------------------------------------------------------------------------------------
  Class Y                                                        4,345            48,837              --                --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                63,974           838,318         297,781         6,898,821
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          190,172         2,444,994         740,997        17,189,073
==========================================================================================================================
Automatic conversion of Class B shares to Class A
  shares:
  Class A                                                      387,907         5,748,095         537,121        13,707,187
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (386,193)       (5,748,095)       (534,788)      (13,707,187)
==========================================================================================================================
Reacquired:
  Class A(b)                                               (20,054,124)     (283,170,297)    (17,315,046)     (451,994,073)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                   (1,126,323)      (16,148,691)     (2,079,817)      (54,784,749)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                   (1,710,149)      (24,145,575)     (2,104,332)      (54,960,267)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                   (1,230,190)      (17,189,266)       (671,496)      (16,956,265)
--------------------------------------------------------------------------------------------------------------------------
  Class Y                                                   (1,326,856)      (16,855,501)             --                --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                         (1,079,431)      (16,451,518)       (524,002)      (13,656,905)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                       (2,336,530)      (31,057,051)     (2,850,910)      (71,366,597)
==========================================================================================================================
     Net increase (decrease) in share activity              11,128,772     $ 145,646,604       1,132,684     $ (11,199,514)
__________________________________________________________________________________________________________________________
==========================================================================================================================



(a) There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 6% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class into Class Y shares of the Fund:

     CLASS                                                                        SHARES        AMOUNT
     --------------------------------------------------------------------------------------------------
     Class Y                                                                      23,735      $ 468,522
     --------------------------------------------------------------------------------------------------
     Class A                                                                     (19,648)      (387,842)
     --------------------------------------------------------------------------------------------------
     Investor Class                                                               (4,091)       (80,680)
     --------------------------------------------------------------------------------------------------





20        AIM REAL ESTATE FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                      NET GAINS
                           NET ASSET                 (LOSSES) ON                 DIVIDENDS  DISTRIBUTIONS
                             VALUE,       NET     SECURITIES (BOTH  TOTAL FROM   FROM NET      FROM NET
                           BEGINNING  INVESTMENT    REALIZED AND    INVESTMENT  INVESTMENT     REALIZED        TOTAL
                           OF PERIOD    INCOME       UNREALIZED)    OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 07/31/09          $22.47      $0.43(c)      $(8.55)        $(8.12)     $(0.43)       $(0.09)        $(0.52)
Year ended 07/31/08           29.49       0.43(c)       (1.60)         (1.17)      (0.57)        (5.28)         (5.85)
Year ended 07/31/07           32.65       0.38(c)        0.76           1.14       (0.50)        (3.80)         (4.30)
Year ended 07/31/06           29.14       0.30(c)        4.94           5.24       (0.42)        (1.31)         (1.73)
Year ended 07/31/05           21.41       0.38           8.41           8.79       (0.41)        (0.65)         (1.06)
------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 07/31/09           22.58       0.34(c)       (8.62)         (8.28)      (0.32)        (0.09)         (0.41)
Year ended 07/31/08           29.59       0.24(c)       (1.60)         (1.36)      (0.37)        (5.28)         (5.65)
Year ended 07/31/07           32.75       0.12(c)        0.75           0.87       (0.23)        (3.80)         (4.03)
Year ended 07/31/06           29.23       0.07(c)        4.96           5.03       (0.20)        (1.31)         (1.51)
Year ended 07/31/05           21.48       0.21           8.44           8.65       (0.25)        (0.65)         (0.90)
------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 07/31/09           22.51       0.33(c)       (8.58)         (8.25)      (0.32)        (0.09)         (0.41)
Year ended 07/31/08           29.52       0.24(c)       (1.60)         (1.36)      (0.37)        (5.28)         (5.65)
Year ended 07/31/07           32.68       0.12(c)        0.75           0.87       (0.23)        (3.80)         (4.03)
Year ended 07/31/06           29.17       0.07(c)        4.95           5.02       (0.20)        (1.31)         (1.51)
Year ended 07/31/05           21.44       0.21           8.42           8.63       (0.25)        (0.65)         (0.90)
------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 07/31/09           22.49       0.39(c)       (8.56)         (8.17)      (0.39)        (0.09)         (0.48)
Year ended 07/31/08           29.50       0.36(c)       (1.58)         (1.22)      (0.51)        (5.28)         (5.79)
Year ended 07/31/07           32.66       0.29(c)        0.76           1.05       (0.41)        (3.80)         (4.21)
Year ended 07/31/06           29.15       0.22(c)        4.94           5.16       (0.34)        (1.31)         (1.65)
Year ended 07/31/05           21.41       0.35           8.41           8.76       (0.37)        (0.65)         (1.02)
------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 07/31/09(e)        19.74       0.33(c)       (5.83)         (5.50)      (0.32)        (0.09)         (0.41)
------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 07/31/09           22.45       0.43(c)       (8.54)         (8.11)      (0.43)        (0.09)         (0.52)
Year ended 07/31/08           29.46       0.43(c)       (1.59)         (1.16)      (0.57)        (5.28)         (5.85)
Year ended 07/31/07           32.63       0.38(c)        0.75           1.13       (0.50)        (3.80)         (4.30)
Year ended 07/31/06           29.12       0.30(c)        4.94           5.24       (0.42)        (1.31)         (1.73)
Year ended 07/31/05           21.40       0.40           8.41           8.81       (0.44)        (0.65)         (1.09)
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 07/31/09           22.47       0.49(c)       (8.53)         (8.04)      (0.51)        (0.09)         (0.60)
Year ended 07/31/08           29.49       0.55(c)       (1.59)         (1.04)      (0.70)        (5.28)         (5.98)
Year ended 07/31/07           32.66       0.53(c)        0.75           1.28       (0.65)        (3.80)         (4.45)
Year ended 07/31/06           29.14       0.44(c)        4.95           5.39       (0.56)        (1.31)         (1.87)
Year ended 07/31/05           21.42       0.51           8.41           8.92       (0.55)        (0.65)         (1.20)
________________________________________________________________________________________________________________________
========================================================================================================================

                                                                      RATIO OF          RATIO OF
                                                                      EXPENSES          EXPENSES
                                                                     TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                                                                     NET ASSETS      ASSETS WITHOUT   INVESTMENT
                            NET ASSET               NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS       INCOME
                           VALUE, END    TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                            OF PERIOD  RETURN(a)  (000S OMITTED)      ABSORBED          ABSORBED      NET ASSETS   TURNOVER(b)
------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 07/31/09          $13.83      (35.99)%   $  562,632          1.43%(d)          1.43%(d)       3.03%(d)       74%
Year ended 07/31/08           22.47       (4.31)       794,200          1.30              1.30           1.68           47
Year ended 07/31/07           29.49        1.98        994,153          1.26              1.42           1.09           51
Year ended 07/31/06           32.65       18.96      1,093,623          1.29              1.46           1.00           45
Year ended 07/31/05           29.14       41.87        940,003          1.43              1.57           1.52           38
------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 07/31/09           13.89      (36.50)        39,289          2.18(d)           2.18(d)        2.28(d)        74
Year ended 07/31/08           22.58       (5.00)        89,297          2.05              2.05           0.93           47
Year ended 07/31/07           29.59        1.19        160,917          2.01              2.17           0.34           51
Year ended 07/31/06           32.75       18.06        227,459          2.04              2.21           0.25           45
Year ended 07/31/05           29.23       40.91        254,135          2.11              2.23           0.84           38
------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 07/31/09           13.85      (36.48)        57,799          2.18(d)           2.18(d)        2.28(d)        74
Year ended 07/31/08           22.51       (5.02)        99,078          2.05              2.05           0.93           47
Year ended 07/31/07           29.52        1.20        150,854          2.01              2.17           0.34           51
Year ended 07/31/06           32.68       18.07        197,340          2.04              2.21           0.25           45
Year ended 07/31/05           29.17       40.90        209,723          2.11              2.23           0.84           38
------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 07/31/09           13.84      (36.16)        47,582          1.68(d)           1.68(d)        2.78(d)        74
Year ended 07/31/08           22.49       (4.52)        48,460          1.55              1.55           1.43           47
Year ended 07/31/07           29.50        1.71         35,660          1.51              1.67           0.84           51
Year ended 07/31/06           32.66       18.66         15,850          1.54              1.71           0.75           45
Year ended 07/31/05           29.15       41.69          6,832          1.61              1.73           1.34           38
------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 07/31/09(e)        13.83      (27.39)         6,279          1.25(d)(f)        1.25(d)(f)     3.21(d)(f)     74
------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 07/31/09           13.82      (35.98)        27,576          1.43(d)           1.43(d)        3.03(d)        74
Year ended 07/31/08           22.45       (4.28)        33,708          1.30              1.30           1.68           47
Year ended 07/31/07           29.46        1.95         40,614          1.26              1.42           1.09           51
Year ended 07/31/06           32.63       18.99         43,684          1.27              1.44           1.02           45
Year ended 07/31/05           29.12       41.98         41,889          1.34              1.46           1.61           38
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 07/31/09           13.83      (35.63)       108,139          0.90(d)           0.90(d)        3.56(d)        74
Year ended 07/31/08           22.47       (3.84)        65,043          0.83              0.83           2.16           47
Year ended 07/31/07           29.49        2.41         66,979          0.80              0.96           1.55           51
Year ended 07/31/06           32.66       19.55         24,552          0.82              0.99           1.47           45
Year ended 07/31/05           29.14       42.56         18,671          0.92              1.04           2.03           38
______________________________________________________________________________________________________________________________
==============================================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)  Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $523,515, $49,209, $59,882, $38,692, $2,261, $24,304 and $69,419 for Class A, Class
     B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)  Commencement date of October 3, 2008.
(f)  Annualized.


21        AIM REAL ESTATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Investment Securities Funds and Shareholders of AIM Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Real Estate Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

September 18, 2009
Houston, Texas



22        AIM REAL ESTATE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2009 through July 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (02/01/09)   (07/31/09)(1)   PERIOD(2)     (07/31/09)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
     Class A        $1,000.00      $1,184.40       $ 7.64      $1,017.80       $ 7.05       1.41%
---------------------------------------------------------------------------------------------------
     Class B         1,000.00       1,180.10        11.68       1,014.08        10.79       2.16
---------------------------------------------------------------------------------------------------
     Class C         1,000.00       1,179.70        11.67       1,014.08        10.79       2.16
---------------------------------------------------------------------------------------------------
     Class R         1,000.00       1,183.80         8.99       1,016.56         8.30       1.66
---------------------------------------------------------------------------------------------------
     Class Y         1,000.00       1,185.90         6.29       1,019.04         5.81       1.16
---------------------------------------------------------------------------------------------------
    Investor         1,000.00       1,184.70         7.64       1,017.80         7.05       1.41
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2009 through July 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.


23        AIM REAL ESTATE FUND

Supplement to Annual Report dated 7/31/09

AIM REAL ESTATE FUND

INSTITUTIONAL CLASS SHARES                   ==========================================      The total annual Fund operating expense
                                                                                          ratio set forth in the most recent Fund
The following information has been           AVERAGE ANNUAL TOTAL RETURNS                 prospectus as of the date of this
prepared to provide Institutional Class      For periods ended 7/31/09                    supplement for Institutional Class shares
shareholders with a performance overview                                                  was 0.83%. The expense ratio presented
specific to their holdings. Institutional    10 Years                              9.27%  above may vary from the expense ratios
Class shares are offered exclusively to       5 Years                              1.56   presented in other sections of the actual
institutional investors, including defined    1 Year                             -35.63   report that are based on expenses incurred
contribution plans that meet certain                                                      during the period covered by the report.
criteria.                                    ==========================================
                                                                                             Had the advisor not waived fees and/or
                                             ==========================================   reimbursed expenses in the past,
                                                                                          performance would have been lower.
                                             AVERAGE ANNUAL TOTAL RETURNS
                                             For periods ended 6/30/09, the most recent      Please note that past performance is
                                             calendar quarter-end                         not indicative of future results. More
                                                                                          recent returns may be more or less than
                                             10 Years                              7.78%  those shown. All returns assume
                                              5 Years                             -0.23   reinvestment of distributions at NAV.
                                              1 Year                             -40.16   Investment return and principal value will
                                                                                          fluctuate so your shares, when redeemed,
                                             ==========================================   may be worth more or less than their
                                                                                          original cost. See full report for
                                             Institutional Class shares' inception date   information on comparative benchmarks.
                                             is April 30, 2004. Returns since that date   Please consult your Fund prospectus for
                                             are historical returns. All other returns    more information. For the most current
                                             are blended returns of historical            month-end performance, please call
                                             Institutional Class share performance and    800 451 4246 or visit invescoaim.com.
                                             restated Class A share performance (for
                                             periods prior to the inception date of
                                             Institutional Class shares) at net asset
                                             value (NAV) and reflect the Rule 12b-1
                                             fees applicable to Class A shares. Class A
                                             shares' inception date is December 31,
                                             1996.

                                                Institutional Class shares have no
                                             sales charge; therefore, performance is at
                                             NAV. Performance of Institutional Class
                                             shares will differ from performance of
                                             other share classes primarily due to
                                             differing sales charges and class
                                             expenses.

==========================================
NASDAQ SYMBOL                        IARIX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY -- NOT FOR USE WITH THE PUBLIC

THIS MATERIAL IS FOR INSTITUTIONAL INVESTOR USE ONLY AND MAY NOT BE QUOTED, REPRODUCED,
SHOWN TO THE PUBLIC OR USED IN WRITTEN FORM AS SALES LITERATURE FOR PUBLIC USE.

                                                                                                                  [INVESCO AIM LOGO]
                                                                                                                   --SERVICE MARK--

invescoaim.com   REA-INS-1   Invesco Aim Distributors, Inc.

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2009 through July 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (02/01/09)   (07/31/09)(1)   PERIOD(2)     (07/31/09)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00      $1,188.10       $4.72       $1,020.48       $4.36        0.87%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2009 through July 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.


AIM REAL ESTATE FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees (the Board) of AIM        In addition to their meetings             sight of the Fund, and did not identify
Investment Securities Funds is required      throughout the year, the Sub-Committees      any particular factor that was
under the Investment Company Act of 1940     meet at designated contract renewal          controlling. Each Trustee may have
to approve annually the renewal of the AIM   meetings each year to conduct an in-depth    evaluated the information provided
Real Estate Fund (the Fund) investment       review of the performance, fees, expenses    differently from another Trustee and
advisory agreement with Invesco Aim          and other matters related to their           attributed different weight to the various
Advisors, Inc. (Invesco Aim) and the Master  assigned funds. During the contract          factors. The Trustees recognized that the
Intergroup Sub-Advisory Contract for         renewal process, the Trustees receive        advisory arrangements and resulting
Mutual Funds (the sub-advisory contracts)    comparative performance and fee data         advisory fees for the Fund and the other
with Invesco Asset Management Deutschland    regarding the AIM Funds prepared by an       AIM Funds are the result of years of
GmbH, Invesco Asset Management Limited,      independent company, Lipper, Inc.            review and negotiation between the
Invesco Asset Management (Japan) Limited,    (Lipper), under the direction and            Trustees and Invesco Aim, that the
Invesco Australia Limited, Invesco Global    supervision of the Senior Officer who also   Trustees may focus to a greater extent on
Asset Management (N.A.), Inc., Invesco       prepares a separate analysis of this         certain aspects of these arrangements in
Hong Kong Limited, Invesco Institutional     information for the Trustees. Each           some years than in others, and that the
(N.A.), Inc., Invesco Senior Secured         Sub-Committee then makes recommendations to  Trustees' deliberations and conclusions in
Management, Inc. and Invesco Trimark Ltd.    the Investments Committee regarding the      a particular year may be based in part on
(collectively, the Affiliated                fees and expenses of their assigned funds.   their deliberations and conclusions
Sub-Advisers). During contract renewal       The Investments Committee considers each     regarding these same arrangements
meetings held on June 16-17, 2009, the       Sub-Committee's recommendations and makes    throughout the year and in prior years.
Board as a whole, and the disinterested or   its own recommendations regarding the fees
"independent" Trustees voting separately,    and expenses of the AIM Funds to the full       The discussion below serves as a
approved the continuance of the Fund's       Board. The Investments Committee also        summary of the Senior Officer's
investment advisory agreement and the        considers each Sub-Committee's               independent written evaluation with
sub-advisory contracts for another year,     recommendations in making its annual         respect to the Fund's investment advisory
effective July 1, 2009. In doing so, the     recommendation to the Board whether to       agreement as well as a discussion of the
Board determined that the Fund's             approve the continuance of each AIM Fund's   material factors and related conclusions
investment advisory agreement and the        investment advisory agreement and            that formed the basis for the Board's
sub-advisory contracts are in the best       sub-advisory contracts for another year.     approval of the Fund's investment advisory
interests of the Fund and its shareholders                                                agreement and sub-advisory contracts.
and that the compensation to Invesco Aim        The independent Trustees met separately   Unless otherwise stated, information set
and the Affiliated Sub-Advisers under the    during their evaluation of the Fund's        forth below is as of June 17, 2009, and
Fund's investment advisory agreement and     investment advisory agreement and            does not reflect any changes that may have
sub-advisory contracts is fair and           sub-advisory contracts with independent      occurred since that date, including but
reasonable.                                  legal counsel. The independent Trustees      not limited to changes to the Fund's
                                             were also assisted in their annual           performance, advisory fees,
THE BOARD'S FUND EVALUATION PROCESS          evaluation of the Fund's investment          expense limitations and/or fee waivers.
                                             advisory agreement by the Senior Officer.
The Board's Investments Committee has        One responsibility of the Senior Officer     FACTORS AND CONCLUSIONS AND SUMMARY OF
established three Sub-Committees that are    is to manage the process by which the AIM    INDEPENDENT WRITTEN FEE EVALUATION
responsible for overseeing the management    Funds' proposed management fees are
of a number of the series portfolios of      negotiated during the annual contract           A. Nature, Extent and Quality of
the AIM Funds. This Sub-Committee            renewal process to ensure that they are            Services Provided by Invesco Aim
structure permits the Trustees to focus on   negotiated in a manner that is at arms'
the performance of the AIM Funds that have   length and reasonable. Accordingly, the      The Board reviewed the advisory services
been assigned to them. The Sub-Committees    Senior Officer must either supervise a       provided to the Fund by Invesco Aim under
meet throughout the year to review the       competitive bidding process or prepare an    the Fund's investment advisory agreement,
performance of their assigned funds, and     independent written evaluation. The Senior   the performance of Invesco Aim in
the Sub-Committees review monthly and        Officer recommended that an independent      providing these services, and the
quarterly comparative performance            written evaluation be provided and, at the   credentials and experience of the officers
information and periodic asset flow data     direction of the Board, prepared an          and employees of Invesco Aim who provide
for their assigned funds. These materials    independent written evaluation.              these services. The Board's review of the
are prepared under the direction and                                                      qualifications of Invesco Aim to provide
supervision of the independent Senior           During the annual contract renewal        these services included the Board's
Officer, an officer of the AIM Funds who     process, the Board considered the factors    consideration of Invesco Aim's portfolio
reports directly to the independent          discussed below in evaluating the fairness   and product review process, various back
Trustees. Over the course of each year,      and reasonableness of the Fund's             office support functions provided by
the Sub-Committees meet with portfolio       investment advisory agreement and            Invesco Aim and its affiliates, and
managers for their assigned funds and        sub-advisory contracts. The Board            Invesco Aim's equity and fixed income
other members of management and review       considered all of the information provided   trading operations. The Board concluded
with these individuals the performance,      to them, including information provided at   that the nature, extent and quality of the
investment objective(s),                     their meetings throughout the year as part   advisory services provided to the Fund by
policies,strategies and limitations of       of their ongoing over-                       Invesco Aim are appropriate and that
these funds.                                                                              Invesco Aim currently is providing
                                                                                          satisfactory advisory services in
                                                                                          accordance with the

                                                                                                                           continued


24     AIM REAL ESTATE FUND

terms of the Fund's investment advisory      the additional resources and talent of the   not reflect the market downturn that
agreement. In addition, based on their       Affiliated Sub-Advisers in managing the      occurred in the fourth quarter of 2008.
ongoing meetings throughout the year with    Fund.
the Fund's portfolio manager or managers,                                                    The Board also compared the Fund's
the Board concluded that these individuals      C. Fund Performance                       effective fee rate (the advisory fee after
are competent and able to continue to                                                     any advisory fee waivers and before any
carry out their responsibilities under the   The Board considered Fund performance as a   expense limitations/waivers) to the
Fund's investment advisory agreement.        relevant factor in considering whether to    advisory fee rates of other domestic
                                             approve the investment advisory agreement    clients of Invesco Aim and its affiliates
   In determining whether to continue the    as well as the sub-advisory contracts for    with investment strategies comparable to
Fund's investment advisory agreement, the    the Fund, as Invesco Institutional           those of the Fund, including three mutual
Board considered the prior relationship      currently manages assets of the Fund.        funds sub-advised by Invesco
between Invesco Aim and the Fund, as well                                                 Institutional. The Board noted that the
as the Board's knowledge of Invesco Aim's       The Board compared the Fund's             Fund's sub-advisory fee rate was at or
operations, and concluded that it is         performance during the past one, three and   below the sub-advisory fee rates for the
beneficial to maintain the current           five calendar years to the performance of    mutual funds sub-advised by Invesco
relationship, in part, because of such       all funds in the Lipper performance          Institutional.
knowledge. The Board also considered the     universe that are not managed by Invesco
steps that Invesco Aim and its affiliates    Aim or an Affiliated Sub-Adviser and            Additionally, the Board compared the
continue to take to improve the quality      against the Lipper Real Estate Funds         Fund's effective fee rate to the effective
and efficiency of the services they          Index. The Board noted that the Fund's       fee rates paid by numerous separately
provide to the AIM Funds in the areas of     performance was in the second quintile of    managed accounts/wrap accounts advised or
investment performance, product line         its performance universe for the one year    sub-advised by Invesco Institutional. The
diversification, distribution, fund          period and in the first quintile for the     Board noted that the Fund's effective fee
operations, shareholder services and         three and five year periods (the first       rate was above the rates for the
compliance. The Board concluded that the     quintile being the best performing funds     separately managed accounts/wrap accounts,
quality and efficiency of the services       and the fifth quintile being the worst       but that the Fund's sub-advisory fee rate
Invesco Aim and its affiliates provide to    performing funds). The Board noted that      was at or below the effective fee rates of
the AIM Funds in each of these areas         the Fund's performance was above the         the separately managed accounts/wrap
support the Board's approval of the          performance of the Index for the one,        accounts advised or sub-advised by Invesco
continuance of the Fund's investment         three and five year periods. Although the    Institutional. The Board considered that
advisory agreement.                          independent written evaluation of the        management of the separately managed
                                             Fund's Senior Officer only considered Fund   accounts/ wrap accounts by Invesco
   B. Nature, Extent and Quality of          performance through the most recent          Institutional involves different levels of
      Services Provided by Affiliated        calendar year, the Board also reviewed       services and different operational and
      Sub-Advisers                           more recent Fund performance and this        regulatory requirements than Invesco Aim's
                                             review did not change their conclusions.     and Invesco Institutional's management of
The Board reviewed the services provided     The Board noted that, in response to the     the Fund. The Board concluded that these
by the Affiliated Sub-Advisers under the     Board's focus on fund performance, Invesco   differences are appropriately reflected in
sub-advisory contracts and the credentials   Aim has taken a number of actions intended   the fee structure for the Fund.
and experience of the officers and           to improve the investment process for the
employees of the Affiliated Sub-Advisers     funds.                                          The Board noted that Invesco Aim has
who provide these services. The Board                                                     agreed to reduce the per account transfer
concluded that the nature, extent and           D. Advisory and Sub-Advisory Fees and     agent fee for all the retail funds,
quality of the services provided by the            Fee Waivers                            including the Fund, effective July 1,
Affiliated Sub-Advisers are appropriate.                                                  2009. The Board also noted that Invesco
The Board noted that the Affiliated          The Board compared the Fund's contractual    Aim has contractually agreed to waive
Sub-Advisers, which have offices and         advisory fee rate to the contractual         fees and/or limit expenses of the Fund
personnel that are geographically            advisory fee rates of funds in the Fund's    through at least June 30, 2010 in an
dispersed in financial centers around the    Lipper expense group that are not managed    amount necessary to limit total annual
world, can provide research and other        by Invesco Aim or an Affiliated              operating expenses to a specified
information and make recommendations on      Sub-Adviser, at a common asset level. The    percentage of average daily net assets for
the markets and economies of various         Board noted that the Fund's contractual      each class of the Fund. The Board noted
countries and securities of companies        advisory fee rate was below the median       that at the current expense ratio for the
located in such countries or on various      contractual advisory fee rate of funds in    Fund, this expense waiver does not have
types of investments and investment          its expense group. The Board also reviewed   any impact.
techniques. The Board noted that             the methodology used by Lipper in
investment decisions for the Fund are made   determining contractual fee rates, which        The Board also considered the services
by Invesco Institutional (N.A.), Inc.        includes using audited financial data from   provided by the Affiliated Sub-Advisers
(Invesco Institutional). The Board           the most recent annual report of each fund   pursuant to the sub-advisory contracts and
concluded that the sub-advisory contracts    in the expense group that was publicly       the services provided by Invesco Aim
benefit the Fund and its shareholders by     available as of the end of the past          pursuant to the Fund's advisory agreement,
permitting Invesco Aim to utilize            calendar year. The Board noted that some     as well as the allocation of fees between
                                             comparative data was at least one year old   Invesco Aim and the Affiliated
                                             and that other data did                      Sub-Advisers pursuant to the sub-adviso-


                                                                                                                           continued


25     AIM REAL ESTATE FUND

ry contracts. The Board noted that the       funds have reduced the profitability of      Board also concluded that, based on their
sub-advisory fees have no direct effect on   Invesco Aim and its affiliates. The Board    review and representations made by the
the Fund or its shareholders, as they are    concluded that the Fund's fees are fair      Chief Compliance Officer of Invesco Aim,
paid by Invesco Aim to the Affiliated        and reasonable, and that the level of        these arrangements are consistent with
Sub-Advisers, and that Invesco Aim and the   profits realized by Invesco Aim and its      regulatory requirements.
Affiliated Sub-Advisers are affiliates.      affiliates from providing services to the
                                             Fund is not excessive in light of the           The Board considered the fact that the
   After taking account of the Fund's        nature, quality and extent of the services   Fund's uninvested cash and cash collateral
contractual advisory fee rate, the           provided. The Board considered whether       from any securities lending arrangements
contractual sub-advisory fee rate, the       Invesco Aim is financially sound and has     may be invested in money market funds
comparative advisory fee information         the resources necessary to perform its       advised by Invesco Aim pursuant to
discussed above and other relevant           obligations under the Fund's investment      procedures approved by the Board. The
factors, the Board concluded that the        advisory agreement, and concluded that       Board noted that Invesco Aim will receive
Fund's advisory and sub-advisory fees are    Invesco Aim has the financial resources      advisory fees from these affiliated money
fair and reasonable.                         necessary to fulfill these obligations.      market funds attributable to such
                                             The Board also considered whether each       investments, although Invesco Aim has
   E. Economies of Scale and Breakpoints     Affiliated Sub-Adviser is financially        contractually agreed to waive through at
                                             sound and has the resources necessary to     least June 30, 2010, the advisory fees
The Board considered the extent to which     perform its obligations under the            payable by the Fund in an amount equal to
there are economies of scale in the          sub-advisory contracts, and concluded that   100% of the net advisory fee Invesco Aim
provision of advisory services to the        each Affiliated Sub-Adviser has the          receives from the affiliated money market
Fund. The Board also considered whether      financial resources necessary to fulfill     funds with respect to the Fund's
the Fund benefits from such economies of     these obligations.                           investment in the affiliated money market
scale through contractual breakpoints in                                                  funds of uninvested cash, but not cash
the Fund's advisory fee schedule. The           G. Collateral Benefits to Invesco Aim     collateral. The Board concluded that the
Board noted that the Fund's contractual            and its Affiliates                     Fund's investment of uninvested cash and
advisory fee schedule includes seven                                                      cash collateral from any securities
breakpoints and that the level of the        The Board considered various other           lending arrangements in the affiliated
Fund's advisory fees, as a percentage of     benefits received by Invesco Aim and its     money market funds is in the best
the Fund's net assets, has decreased as      affiliates resulting from Invesco Aim's      interests of the Fund and its
net assets increased because of the          relationship with the Fund, including the    shareholders.
breakpoints. The Board concluded that the    fees received by Invesco Aim and its
Fund's advisory fees appropriately reflect   affiliates for their provision of
economies of scale at current asset          administrative, transfer agency and
levels. The Board also noted that the Fund   distribution services to the Fund. The
shares directly in economies of scale        Board considered the performance of
through lower fees charged by third party    Invesco Aim and its affiliates in
service providers based on the combined      providing these services and the
size of all of the AIM Funds and             organizational structure employed by
affiliates.                                  Invesco Aim and its affiliates to provide
                                             these services. The Board also considered
   F. Profitability and Financial            that these services are provided to the
      Resources                              Fund pursuant to written contracts that
                                             are reviewed and approved on an annual
The Board reviewed information from          basis by the Board. The Board concluded
Invesco Aim concerning the costs of the      that Invesco Aim and its affiliates are
advisory and other services that Invesco     providing these services in a satisfactory
Aim and its affiliates provide to the Fund   manner and in accordance with the terms of
and the profitability of Invesco Aim and     their contracts, and are qualified to
its affiliates in providing these            continue to provide these services to the
services. The Board also reviewed            Fund.
information concerning the financial
condition of Invesco Aim and its                The Board considered the benefits
affiliates. The Board reviewed with          realized by Invesco Aim and the Affiliated
Invesco Aim the methodology used to          Sub-Advisers as a result of portfolio
prepare the profitability information. The   brokerage transactions executed through
Board considered the overall profitability   "soft dollar" arrangements. The Board
of Invesco Ltd., the ultimate parent of      noted that soft dollar arrangements shift
Invesco Aim and the Affiliated               the payment obligation for research and
Sub-Advisers, and of Invesco Aim, as well    execution services from Invesco Aim and
as the profitability of Invesco Aim in       the Affiliated Sub-Advisers to the funds
connection with managing the Fund. The       and therefore may reduce Invesco Aim's and
Board noted that Invesco Aim continues to    the Affiliated Sub-Advisers' expenses. The
operate at a net profit, although the        Board concluded that Invesco Aim's and the
reduction of assets under management as a    Affiliated Sub-Advisers' soft dollar
result of market movements and the           arrangements are appropriate. The
increase in voluntary fee waivers for
affiliated money market


26     AIM REAL ESTATE FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended July 31, 2009:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                     $4,637,385
     Qualified Dividend Income*                                   0%
     Corporate Dividends Received Deduction*                      0%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.


27        AIM REAL ESTATE FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

        NAME, YEAR          TRUSTEE AND/
 OF BIRTH AND POSITION(S)    OR OFFICER                         PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIP(S)
    HELD WITH THE TRUST        SINCE                              DURING PAST 5 YEARS                             HELD BY TRUSTEE
--------------------------  ------------  -------------------------------------------------------------------  ---------------------
INTERESTED PERSONS

Martin L. Flanagan(1) --    2007          Executive Director, Chief Executive Officer and President, Invesco   None
1960                                      Ltd. (ultimate parent of Invesco Aim and a global investment
Trustee                                   management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds(R); Vice
                                          Chairman, Investment Company Institute; and Member of Executive
                                          Board, SMU Cox School of Business

                                          Formerly: Director, Chairman, Chief Executive Officer and
                                          President, IVZ Inc. (holding company), INVESCO Group Services, Inc.
                                          (service provider) and Invesco North American Holdings, Inc.
                                          (holding company); Director, Chief Executive Officer and President,
                                          Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd. and Chairman,
                                          Investment Company Institute

Philip A. Taylor(2) --      2006          Head of North American Retail and Senior Managing Director, Invesco  None
1954                                      Ltd.; Director, Chief Executive Officer and President, Invesco Aim
Trustee, President and                    Advisors, Inc. and 1371 Preferred Inc. (holding company); Director,
Principal Executive                       Chairman, Chief Executive Officer and President, Invesco Aim
Officer                                   Management Group, Inc. (financial services holding company) and
                                          Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc.
                                          (registered investment advisor and registered transfer agent) and
                                          AIM GP Canada Inc. (general partner for limited partnerships);
                                          Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services,
                                          Inc. (registered transfer agent) and INVESCO Distributors, Inc.
                                          (registered broker dealer); Director, President and Chairman,
                                          INVESCO Inc. (holding company) and Invesco Canada Holdings Inc.
                                          (holding company); Chief Executive Officer, AIM Trimark Corporate
                                          Class Inc. (corporate mutual fund company) and AIM Trimark Canada
                                          Fund Inc. (corporate mutual fund company); Director and Chief
                                          Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltee
                                          (registered investment advisor and registered transfer agent) and
                                          Invesco Trimark Dealer Inc. (registered broker dealer); Trustee,
                                          President and Principal Executive Officer, The AIM Family of
                                          Funds(R) (other than AIM Treasurer's Series Trust and Short-Term
                                          Investments Trust); Trustee and Executive Vice President, The AIM
                                          Family of Funds(R) (AIM Treasurer's Series Trust and Short-Term
                                          Investments Trust only); and Manager, Invesco PowerShares Capital
                                          Management LLC

                                          Formerly: President, Invesco Trimark Dealer Inc.; Director and
                                          President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada
                                          Fund Inc.; Director and President, Invesco Trimark Ltd./Invesco
                                          Trimark Ltee; Senior Managing Director, Invesco Holding Company
                                          Limited; Trustee and Executive Vice President, Tax-Free Investments
                                          Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive
                                          Officer, The AIM Family of Funds(R) (AIM Treasurer's Series Trust,
                                          Short-Term Investments Trust and Tax-Free Investments Trust only);
                                          President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund
                                          Inc.; and Director, Trimark Trust (federally regulated Canadian trust company)

INDEPENDENT TRUSTEES

Bruce L. Crockett -- 1944   2001          Chairman, Crockett Technology Associates (technology consulting      ACE Limited
Trustee and Chair                         company)                                                             (insurance company);
                                                                                                               Captaris, Inc.
                                                                                                               (unified messaging
                                                                                                               provider); and
                                                                                                               Investment Company
                                                                                                               Institute

Bob R. Baker -- 1936        2003          Retired                                                              None
Trustee

Frank S. Bayley -- 1939     1987          Retired                                                              None
Trustee
                                          Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)

James T. Bunch -- 1942      2003          Founder, Green, Manning & Bunch Ltd., (investment banking firm)      Board of Governors,
Trustee                                                                                                        Western Golf
                                                                                                               Association/Evans
                                                                                                               Scholars Foundation
                                                                                                               and Executive
                                                                                                               Committee, United
                                                                                                               States Golf
                                                                                                               Association

Albert R. Dowden -- 1941     2001         Director of a number of public and private business corporations,    Board of Nature's
Trustee                                   including the Boss Group Ltd. (private investment and management);   Sunshine Products,
                                          Continental Energy Services, LLC (oil and gas pipeline service);     Inc.
                                          Reich & Tang Funds (registered investment company); Annuity and
                                          Life Re (Holdings), Ltd. (reinsurance company), and Homeowners of
                                          America Holding Corporation/Homeowners of America Insurance
                                          Company (property casualty company)

                                          Formerly: Director, CompuDyne Corporation (provider of product and services to the public security market); Director, President and
                                          Chief Executive Officer, Volvo Group North America, Inc.; Senior
                                          Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields -- 1952       2001         Chief Executive Officer, Twenty First Century Group, Inc.            Administaff
Trustee                                   (government affairs company); and Owner and Chief Executive
                                          Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment),  Discovery Global Education Fund (non-profit) and
                                          Cross Timbers Quail Research Ranch (non-profit)

                                          Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling -- 1937     2001          Partner, law firm of Kramer Levin Naftalis and Frankel LLP           Director, Reich &
Trustee                                                                                                        Tang Funds
                                                                                                               (16 portfolios)

Prema Mathai-Davis -- 1950  2001          Retired                                                              None
Trustee

Lewis F. Pennock -- 1942    2001          Partner, law firm of Pennock & Cooper                                None
Trustee

Larry Soll -- 1942          2003          Retired                                                              None
Trustee

Raymond Stickel, Jr. --     2005          Retired                                                              None
1944
Trustee                                   Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)

(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

        NAME, YEAR          TRUSTEE AND/
 OF BIRTH AND POSITION(S)    OR OFFICER                         PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIP(S)
    HELD WITH THE TRUST        SINCE                              DURING PAST 5 YEARS                             HELD BY TRUSTEE
--------------------------  ------------  -------------------------------------------------------------------  ---------------------
OTHER OFFICERS

Russell C. Burk -- 1958     2005          Senior Vice President and Senior Officer of The AIM Family of        N/A
Senior Vice President and                 Funds(R)
Senior Officer
                                          Formerly: Director of Compliance and Assistant General Counsel,
                                          ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                          Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

John M. Zerr -- 1962        2006          Director, Senior Vice President, Secretary and General Counsel,      N/A
Senior Vice President,                    Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and
Chief Legal Officer and                   Invesco Aim Capital Management, Inc.; Director, Senior Vice
Secretary                                 President and Secretary, Invesco Aim Distributors, Inc.; Director,
                                          Vice President and Secretary, Invesco Aim Investment Services, Inc.
                                          and INVESCO Distributors, Inc.; Director and Vice President,
                                          INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal
                                          Officer and Secretary, The AIM Family of Funds(R); and Manager,
                                          Invesco PowerShares Capital Management LLC

                                          Formerly: Director, Vice President and Secretary, Fund Management
                                          Company; Vice President, Invesco Aim Capital Management, Inc.;
                                          Chief Operating Officer and General Counsel, Liberty Ridge Capital,
                                          Inc. (an investment adviser); Vice President and Secretary, PBHG
                                          Funds (an investment company); Vice President and Secretary, PBHG
                                          Insurance Series Fund (an investment company); Chief Operating
                                          Officer, General Counsel and Secretary, Old Mutual Investment
                                          Partners (a broker-dealer); General Counsel and Secretary, Old
                                          Mutual Fund Services (an administrator); General Counsel and
                                          Secretary, Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary,
                                          Old Mutual Capital, Inc. (an investment adviser); and Vice
                                          President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley -- 1959    2004          Global Compliance Director, Invesco Ltd.; and Vice President, The    N/A
Vice President                            AIM Family of Funds(R)

                                          Formerly: Senior Vice President, Invesco Aim Management Group,
                                          Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                          Aim Advisors, Inc. and The AIM Family of Funds(R); Vice President
                                          and Chief Compliance Officer, Invesco Aim Capital Management, Inc.
                                          and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim
                                          Investment Services, Inc. and Fund Management Company

Kevin M. Carome -- 1956     2003          General Counsel, Secretary and Senior Managing Director, Invesco     N/A
Vice President                            Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds
                                          Group, Inc.; Director and Executive Vice President, IVZ, Inc.,
                                          Invesco Group Services, Inc., .Invesco North American Holdings,
                                          Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President,
                                          The AIM Family of Funds(R)

                                          Formerly: Secretary, Invesco North American Holdings, Inc.; Vice
                                          President and Secretary, IVZ, Inc. and Invesco Group Services,
                                          Inc.; Senior Managing Director and Secretary, Invesco Holding
                                          Company Limited; Director, Senior Vice President, Secretary and
                                          General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                          Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                          Inc.; Director, General Counsel and Vice President, Fund Management
                                          Company; Vice President, Invesco Aim Capital Management, Inc. and
                                          Invesco Aim Investment Services, Inc.; Senior Vice President, Chief
                                          Legal Officer and Secretary, The AIM Family of Funds(R); Director
                                          and Vice President, INVESCO Distributors, Inc.; and Chief Executive
                                          Officer and President, INVESCO Funds Group, Inc.

Sheri Morris -- 1964         1999         Vice President, Treasurer and Principal Financial Officer, The AIM   N/A
Vice President, Treasurer                 Family of Funds(R); and Vice President, Invesco Aim Advisors, Inc.,
and Principal Financial                   Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset
Officer                                   Management Inc.

                                          Formerly: Assistant Vice President and Assistant Treasurer, The AIM
                                          Family of Funds(R) and Assistant Vice President, Invesco Aim
                                          Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco
                                          Aim Private Asset Management, Inc.

Karen Dunn Kelley -- 1960   2004          Head of Invesco's World Wide Fixed Income and Cash Management        N/A
Vice President                            Group; Vice President, Invesco Institutional (N.A.), Inc.
                                          (registered investment advisor); Director of Cash Management and
                                          Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim
                                          Capital Management, Inc.; Executive Vice President, Invesco Aim
                                          Distributors, Inc.; Senior Vice President, Invesco Aim Management
                                          Group, Inc.; Vice President, The AIM Family of Funds(R) (other than
                                          AIM Treasurer's Series Trust and Short-Term Investments Trust); and
                                          President and Principal Executive Officer, The AIM Family of
                                          Funds(R) (AIM Treasurer's Series Trust and Short-Term Investments
                                          Trust only)

                                          Formerly: President and Principal Executive Officer, Tax-Free
                                          Investments Trust; Director and President, Fund Management Company;
                                          Chief Cash Management Officer and Managing Director, Invesco Aim
                                          Capital Management, Inc.; and Vice President, Invesco Aim Advisors,
                                          Inc. and The AIM Family of Funds(R) (AIM Treasurer's Series Trust,
                                          Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek -- 1967     2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,      N/A
Anti-Money Laundering                     Inc., Invesco Aim Capital Management, Inc., Invesco Aim
Compliance Officer                        Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco
                                          Aim Private Asset Management, Inc. and The AIM Family of Funds(R)

                                          Formerly: Anti-Money Laundering Compliance Officer, Fund
                                          Management Company; and Manager of the Fraud Prevention
                                          Department, Invesco Aim Investment Services, Inc.

Todd L. Spillane -- 1958    2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior    N/A
Chief Compliance Officer                  Vice President and Chief Compliance Officer, Invesco Aim Advisors,
                                          Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance
                                          Officer, The AIM Family of Funds(R), Invesco Global Asset
                                          Management (N.A.), Inc. (registered investment advisor), Invesco
                                          Institutional (N.A.), Inc., (registered investment advisor),
                                          INVESCO Private Capital Investments, Inc. (holding company),
                                          Invesco Private Capital, Inc. (registered investment advisor) and
                                          Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and
                                          Invesco Aim Investment Services, Inc.

                                          Formerly: Vice President, Invesco Aim Capital Management, Inc. and
                                          Fund Management Company; and Global Head of Product Development,
                                          AIG-Global Investment Group, Inc.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's prospectus for information on the Fund's sub-advisors.

OFFICE OF THE FUND
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

COUNSEL TO THE FUND
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INVESTMENT ADVISOR
Invesco Aim Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

COUNSEL TO THE INDEPENDENT TRUSTEES
Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

DISTRIBUTOR
Invesco Aim Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

TRANSFER AGENT
Invesco Aim Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

AUDITORS
PricewaterhouseCoopers LLP
1201 Louisiana Street
Suite 2900
Houston, TX 77002-5678

CUSTODIAN
State Street Bank and Trust Company
225 Franklin
Boston, MA 02110-2801

[GO PAPERLESS
   GRAPHIC]
====================================================================================================================================

GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

-  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of    -  EFFICIENT. Stop waiting for regular mail. Your documents will
   trees used to produce paper.                                       be sent via email as soon as they're available.

-  ECONOMICAL. Help reduce your fund's printing and delivery       -  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.         with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.

====================================================================================================================================

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instructus otherwise.
If you do not want the mailing of these documents to be combined with those for other members of your household, please contact
Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after October 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim
Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital
Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

   It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc.,
Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset             [INVESCO AIM LOGO]
Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser       --SERVICE MARK--
firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

                                                          invescoaim.com   REA-AR-1    Invesco Aim Distributors, Inc.

 [INVESCO AIM LOGO]         ANNUAL REPORT TO SHAREHOLDERS          JULY 31, 2009
 --SERVICE MARK--

                            AIM SHORT TERM BOND FUND

                               [MOUNTAIN GRAPHIC]

2      Letters to Shareholders
4      Performance Summary
4      Management Discussion
6      Long-Term Fund Performance
8      Supplemental Information
9      Schedule of Investments
14     Financial Statements
16     Notes to Financial Statements
25     Financial Highlights
26     Auditor's Report
27     Fund Expenses
28     Approval of Investment Advisory and Sub-Advisory Agreements
31     Tax Information
T-1    Trustees and Officers

                                     Dear Shareholders:

                                     While the year covered by this report was difficult - for long-time investors and veteran investment professionals alike - economic conditions and market trends appeared much more favorable at the close of the fiscal year than at its start.
              [TAYLOR
              PHOTO]                    The 12 months ended July 31, 2009, included a sharp market sell-off that occurred in the second half of 2008. That downturn affected virtually all sectors, markets and investors. The
           Philip Taylor             decline had a number of causes, the most immediate being unprecedented turmoil in credit markets. Economic uncertainty prompted banks to hoard cash and reduce lending, and caused investors to shun short-term corporate debt. As a result, businesses found it difficult to fund their day-to-day operations, and the U.S. economy - as well as economies around the globe -
                                     virtually froze briefly.

                                     INCREASED COMMUNICATION

                                     These developments prompted a greater-than-usual number of shareholders to contact me.

Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.

   Many of you sought explanations for the decline in the value of your accounts, while others asked more general questions about when the economy might improve. Your questions, comments and suggestions gave me better insight into what was on your minds, and I was pleased that so many of you took the time to share your thoughts with me.

   As a result, Invesco Aim's investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of "Investment Perspectives" articles on our website, invescoaim.com. Through these articles, we've tried to provide timely market commentary, general investor education information and sector updates. I hope you'll take a moment to read them and let me know if you find them useful.

   To access your Fund's latest quarterly commentary, click on "Products and Performance" at the top of our website; next, select
"Mutual Funds"; and then click on "Quarterly Commentary."

   I also hope you've stayed in touch with your financial advisor. An experienced financial advisor who is familiar with your individual investment goals, time horizon and risk tolerance can be a source of comfort and information during uncertain times.
He or she can monitor your investments to ensure they're on track and can prevent you from making impulsive short-term decisions that may have adverse long-term consequences.

REASONS FOR OPTIMISM

   The economy and equity markets reacted to a barrage of negative news during the year. Consumer spending - which accounts for more than two-thirds(1) of the U.S. economy - was sluggish as unemployment rose; more workers worried about their job security; home and portfolio values declined; and credit became more difficult to obtain.

   In his semiannual monetary policy report to Congress in late July, U.S. Federal Reserve Board Chairman Ben Bernanke summarized the stresses and strains the U.S. and global economies suffered in late 2008 and early 2009. Importantly, he suggested that the aggressive, coordinated actions taken by governments and central banks around the world finally may be yielding results. He testified that in recent months:

   -  The pace of overall economic decline appears to have slowed significantly.

   -  Credit availability, for consumers and businesses, has improved noticeably.

   -  Investors' extreme risk aversionhas eased somewhat.

   -  The decline in housing activity appears to have moderated.

   While these and other trends offer encouragement, uncertainties remain. Chairman Bernanke testified that he anticipates a gradual recovery in 2010 with some acceleration in economic growth in 2011, together with subdued inflation over the next two years. His considered judgment appears to be shared by investors who have begun to return, cautiously, to the equities market, causing major
U.S. stock-market indexes to bounce off their March lows.

A SINGLE FOCUS

I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest(2) and most diversified global asset managers. It provides clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.

   Our investment professionals have managed clients' money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.

   If you have questions about this report or your account, please contact one of our client services representatives at 800 959
4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.

   Thank you for investing with us. All of us at Invesco Aim look forward to serving you. Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1) Reuters;

(2) Pensions & Investments


2      AIM SHORT TERM BOND FUND
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                                     Dear Fellow Shareholders:

                                     Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on your individual long-term goals can be a wise course in such uncertain times. We believe the
             [CROCKETT               route to financial success is more like a marathon than a sprint.
              PHOTO]
                                        Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.

          Bruce Crockett                We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.'s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market's decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim
Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals."

   The website also contains news and market information, investment education and planning information and current reports and prospectuses for all the AIM Funds and I highly recommend it to you.

   You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3     AIM SHORT TERM BOND FUND
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MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================   well as the risk parameters for the Fund.
PERFORMANCE SUMMARY                                                                       Investment vehicles are evaluated for
                                                                                          liquidity and risk versus relative value.
For the fiscal year ended July 31, 2009, Class A shares of AIM Short Term Bond Fund, at   Working closely with sector specialists
net asset value (NAV), underperformed the Fund's broad market benchmark, the Bar-clays    and traders, we determine the timing and
Capital U.S. Aggregate Index, and its style-specific index, the Barclays Capital 1-3      amount of each "alpha" decision to use in
Year Government/Credit Index.(Triangle) The Fund's underperformance relative to its       the portfolio at any time - taking into
broad market and style-specific benchmarks was mainly due to its overweight in            account market and other opportunities.
financial sector corporate bonds at the beginning of the period. Security selection in
investment-grade corporate bonds and mortgage backed securities (MBS) also detracted         Sell decisions are based on:
from relative performance.
                                                                                          -  A conscious decision to alter the
   Your Fund's long-term performance appears later in this report.                           Fund's macro risk exposure (for
                                                                                             example, duration, yield curve
FUND VS. INDEXES                                                                             positioning, sector exposure).

Total returns, 7/31/08 to 7/31/09, at net asset value (NAV). Performance shown does not   -  The need to limit or reduce exposure to
include applicable contingent deferred sales charges (CDSC) or front-end sales charges,      a particular sector or issuer.
which would have reduced performance.
                                                                                          -  Degradation of an issuer's credit
Class A Shares                                                                    -4.37%     quality
Class C Shares                                                                    -4.72
Class R Shares                                                                    -4.70   -  Realignment of a valuation target.
Class Y Shares*                                                                   -4.26
Barclays Capital U.S. Aggregate Index(Triangle) (Broad Market Index)               7.85   -  Presentation of a better relative value
Barclays Capital 1-3 Year Government/Credit Index(Triangle) (Style-Specific                  opportunity.
   Index)                                                                          5.10
Lipper Short Investment Grade Debt Funds Index(Triangle) (Peer Group Index)        2.26   MARKET CONDITIONS AND YOUR FUND

(Triangle) Lipper Inc.                                                                    Weakness in the U.S. housing,
                                                                                          manufacturing, retail and finance sectors,
*  Share class incepted during the fiscal year. See page 7 for a detailed explanation     as well as the absence of properly
   of Fund performance.                                                                   functioning credit markets, all
                                                                                          contributed to general economic weakness
=======================================================================================   during the period. Gross domestic product
                                                                                          (GDP), the broadest measure of overall
HOW WE INVEST                                opportunities for investors that are best    U.S. economic activity, reflected a
                                             captured by independent specialist           shrinking economy during each of the
We invest primarily in investment-grade      decision makers interconnected as a global   calendar quarters covered by this report.
fixed-income securities represented by the   team. We use this philosophy in an effort    (1)
sector categories within the Barclays        to generate total return for investors,
Capital 1-3 Year Government/Credit Index.    comprised of current income and capital         The U.S. Federal Reserve Board (the
We may also invest in derivative             appreciation.                                Fed) moved aggressively throughout the
instruments such as futures contracts and                                                 Fund's fiscal year to attempt to stimulate
swap agreements, including but not limited      Our security selection is supported by    economic growth and enhance market
to credit default swaps, and engage in       a team of independent specialists. Team      liquidity. Between October and December
mortgage dollar roll transactions, a form    members conduct top-down macroeconomic as    2008, the federal funds target rate was
of repurchase agreement activity in the      well as bottom-up analysis on individual     lowered from 2.00% to a range of zero to
"To-Be-Announced" (TBA) market for agency    securities. Recommendations are              0.25%.(2) In doing so, the Fed hoped to
MBS. TBA means that the underlying           communicated to portfolio managers through   stimulate an economic recovery by making
mortgages comprising an MBS pool have not    proprietary technology that allows all       money more available to consumers and
been determined at the time of the           investment professionals to communicate in   businesses.
transaction. Up to 15% of the total assets   a timely manner.
of the Fund may be invested in foreign                                                       In light of the failures at Lehman
securities, with no foreign currency            Portfolio construction begins with a      Brothers (no longer held at the end of the
exposure.                                    well-defined fund design that establishes    period) and Washington Mutual, government
                                             the target investment vehicles for           interventions into the financial markets
   We believe dynamic and complex            generating the desired "alpha" (the extra    were plentiful throughout the Fund's
fixed-income markets may create              return above a specific benchmark) as        fiscal year. Government bailouts of Fannie
                                                                                          Mae and Freddie Mac, along with
==========================================   ==========================================   extraordinary liquidity measures such as
                                                                                          the $700 billion Troubled Asset Recovery
PORTFOLIO COMPOSITION                        TOP FIVE FIXED INCOME ISSUERS*               Program and the $787 billion stimulus
By security type                                                                          spending program, were some of the
                                                                                          emergency actions taken by the
Bonds & Notes                         46.9%  1. Federal National Mortgage
U.S. Government Sponsored                       Association                        11.4%
Mortgage Backed Securities            20.5   2. Treasury Securities                10.8
Asset-Backed Securities               15.2   3. Federal Home Loan Mortgage Corp.    5.0
U.S. Treasury Securities              10.8   4. Government National Mortgage              ==========================================
Preferred Stocks                       1.7      Association                         4.1   Total Net Assets            $175.9 million
Money Market Funds Plus                      5. Capital One Multi-Asset Execution
Other Assets Less Liabilities          4.9      Trust                               2.2   Total Number of Holdings*              218

==========================================   ==========================================   ==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.


4     AIM SHORT TERM BOND FUND
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
government to support the U.S. financial        Security selection was another key                    CYNTHIA BRIEN
system and the overall economy. Shaken       detractor from relative and absolute Fund                Chartered Financial Analyst,
investor confidence, volatility and          performance for the fiscal year. The                     portfolio manager, is manager
impaired liquidity characterized the         Lehman Brothers bankruptcy and the near                  of AIM Short Term Bond Fund.
credit markets during much of the period.    demise of other prestigious financials         [BRIEN    She joined Invesco Aim in
                                             sector companies such as Merrill Lynch,         PHOTO]   1996. Ms. Brien earned a
   While credit spreads (the difference      Goldman Sachs and Morgan Stanley                         B.B.A. from The University of
between yields on credit sensitive bonds     disquieted investors. Accordingly, the                   Texas at Austin.
and U.S. Treasuries) widened to              Fund's positions in these and other
historically high levels during 2008,        financials sector holdings were adversely                CHARLES BURGE
government bond yields fell sharply as       affected and only partially recovered                    Senior portfolio manager, is
investors sought the safety and liquidity    during the credit market rally in 2009.                  manager of AIM Short Term Bond
of the U.S. Treasury market.(3) Beginning                                                    [BURGE   Fund. He joined Invesco in
early in 2009, demand for credit sensitive      Individual company exposure was              PHOTO]   2002. Mr. Burge earned a B.S.
bonds returned, pushing prices higher and    maintained chiefly through individual                    in economics from Texas A&M
starting a rally that continued through      bonds, with the occasional use of credit                 University and an M.B.A. in
July 2009.(3) This shift in investor         default swaps (CDS), which allow investors               finance and accounting from
preferences, along with renewed concerns     to manage exposure to specific                           Rice University.
of future inflation, pushed U.S. Treasury    investment-grade corporate credits when
prices lower in 2009, especially for         transactions in the cash market are either
intermediate and longer maturities, but      unavailable or too expensive. MBS
did not negate significant gains             selection also had a slight negative
experienced earlier in the period.(3)        effect on Fund performance. Our bias
                                             toward higher coupon MBS detracted from
   In the volatile market environment that   relative performance versus the broad
characterized the period, sector             market index as lower coupons outperformed
allocation and security selection were the   due to lower prepayment risk from
dominant factors affecting Fund              refinancing activity. During the latter
performance relative to both the             part of the year, this situation reversed
style-specific and broad market indexes.     itself, with our MBS holdings becoming a
The timing and magnitude of our sector       contributor to performance.
decisions were overwhelmingly influential
to relative Fund performance, mainly            We positioned the Fund with a close to
during the first half of the period when     neutral duration posture for most of the
we were overweight in investment grade       period. Marginal short and long biases
bonds and structured securities such as      over the period, managed through the use
MBS passthroughs, asset backed securities    of U.S. Treasury note futures contracts,
(ABS) and commercial mortgage backed         slightly detracted from relative
securities (CMBS). These were some of the    performance. Likewise, a close to neutral
worst performing sectors of the bond         stance on the yield curve throughout the
market toward the end of 2008.               fiscal year had only negligible effects on
                                             relative performance versus the
   At the same time, we maintained           style-specific benchmark.
underweight positions in the better
performing U.S. Treasury and agency             Thank you for investing in AIM Short
sectors relative to the Fund's benchmarks,   Term Bond Fund and for sharing our
believing demand had reduced yields to       long-term investment horizon.
unattractive and unsustainable levels.
Investment-grade credit exposure was         (1) Bureau of Economic Analysis
maintained chiefly through the cash bond     (2) U.S. Federal Reserve
market, with incremental sector exposure     (3) Barclays Capital
managed through the use of credit
derivatives index products, which offer      The views and opinions expressed in
diversified exposure to portfolios of        management's discussion of Fund
investment-grade corporate credits through   performance are those of Invesco Aim
one relatively liquid vehicle.               Advisors, Inc. These views and opinions
                                             are subject to change at any time based on
   An overweight in the financials sector    factors such as market and economic
versus the industrials and utilities         conditions. These views and opinions may
sectors of the investment-grade bond         not be relied upon as investment advice or
market had a significant negative impact     recommendations, or as an offer for a
on Fund performance. During the latter       particular security. The information is
part of the period, credit sectors rallied   not a complete analysis of every aspect of
strongly at the expense of government        any market, country, industry, security or
bonds. However, a reduction in our           the Fund. Statements of fact are from
investment-grade corporate bond allocation   sources considered reliable, but Invesco
and a generally higher credit quality bias   Aim Advisors, Inc. makes no representation
kept us from fully participating in the      or warranty as to their completeness or
recovery.                                    accuracy. Although historical performance
                                             is no guarantee of future results, these
                                             insights may help you understand our
                                             investment management philosophy.

                                             See important Fund and index disclosures
                                             later in this report.


5     AIM SHORT TERM BOND FUND
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
YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            shown in the chart and table(s) does not     one that indicates the dollar value of an
comparable future results.                   reflect deduction of taxes a shareholder     investment, is constructed with each
                                             would pay on Fund distributions or sale of   segment representing a percent change in
   The data shown in the chart include       Fund shares.                                 the value of the investment. In this
reinvested distributions, applicable sales                                                chart, each segment represents a doubling,
charges and Fund expenses including             This chart, which is a logarithmic        or 100% change, in the value of the
management fees. Index results include       chart, presents the fluctuations in the      investment. In other words, the space
reinvested dividends, but they do not        value of the Fund and its indexes. We        between $5,000 and $10,000 is the same
reflect sales charges. Performance of the    believe that a logarithmic chart is more     size as the space between $10,000 and
peer group reflects fund expenses and        effective than other types of charts in      $20,000.
management fees; performance of a market     illustrating changes in value during the
index does not. Performance                  early years shown in the chart. The
                                             vertical axis, the


6     AIM SHORT TERM BOND FUND
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
                                                      AIM SHORT TERM BOND FUND

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT - OLDEST SHARE CLASS WITH SALES CHARGES SINCE INCEPTION

Fund data from 8/30/02, index data from 8/31/02

                  AIM               Barclays
              Short Term        Capital 1-3 Year           Barclays              Lipper Short
              Bond Fund-       Government/Credit     Capital U.S. Aggre-       Investment Grade
  Date      Class C Shares          Index(1)          gate Bond Index(1)     Bond Funds Index(1)

8/30/02         $10000
   8/02          10000               $10000                 $10000                  $10000
   9/02          10051                10087                  10162                   10065
  10/02          10062                10099                  10116                   10071
  11/02          10052                10099                  10113                   10075
  12/02          10142                10208                  10322                   10176
   1/03          10147                10221                  10331                   10192
   2/03          10201                10278                  10474                   10253
   3/03          10225                10299                  10466                   10269
   4/03          10278                10339                  10552                   10313
   5/03          10320                10398                  10749                   10372
   6/03          10352                10420                  10727                   10391
   7/03          10260                10353                  10367                   10300
   8/03          10270                10357                  10436                   10309
   9/03          10374                10471                  10712                   10417
  10/03          10367                10429                  10612                   10390
  11/03          10380                10430                  10637                   10393
  12/03          10428                10496                  10746                   10445
   1/04          10471                10524                  10832                   10479
   2/04          10503                10583                  10949                   10527
   3/04          10535                10621                  11031                   10563
   4/04          10472                10512                  10744                   10469
   5/04          10450                10497                  10701                   10448
   6/04          10470                10500                  10762                   10455
   7/04          10511                10545                  10868                   10498
   8/04          10573                10627                  11076                   10572
   9/04          10574                10622                  11106                   10575
  10/04          10596                10658                  11199                   10610
  11/04          10576                10607                  11109                   10581
  12/04          10597                10632                  11212                   10613
   1/05          10597                10631                  11282                   10614
   2/05          10587                10611                  11216                   10604
   3/05          10578                10602                  11158                   10590
   4/05          10645                10664                  11309                   10645
   5/05          10680                10710                  11431                   10687
   6/05          10706                10734                  11494                   10719
   7/05          10699                10705                  11389                   10694
   8/05          10748                10775                  11535                   10760
   9/05          10731                10748                  11416                   10737
  10/05          10715                10744                  11326                   10729
  11/05          10751                10779                  11376                   10761
  12/05          10795                10821                  11484                   10800
   1/06          10826                10842                  11485                   10828
   2/06          10847                10854                  11523                   10852
   3/06          10839                10868                  11410                   10860
   4/06          10865                10904                  11389                   10894
   5/06          10880                10919                  11377                   10911
   6/06          10912                10941                  11401                   10928
   7/06          10979                11025                  11555                   11010
   8/06          11048                11108                  11732                   11090
   9/06          11116                11167                  11835                   11151

====================================================================================================================================

(1) Lipper Inc.

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
====================================================================================================================================

                                                          [MOUNTAIN CHART]

  10/06          11150                11214                  11913                  11201
  11/06          11204                11275                  12052                  11267
  12/06          11219                11281                  11982                  11275
   1/07          11250                11307                  11977                  11304
   2/07          11339                11399                  12161                  11397
   3/07          11383                11443                  12162                  11438
   4/07          11416                11485                  12227                  11482
   5/07          11417                11476                  12135                  11467
   6/07          11453                11525                  12099                  11498
   7/07          11481                11615                  12200                  11567
   8/07          11479                11709                  12349                  11581
   9/07          11539                11796                  12443                  11678
  10/07          11589                11849                  12555                  11705
  11/07          11580                12017                  12781                  11812
  12/07          11635                12052                  12816                  11816
   1/08          11683                12262                  13032                  11961
   2/08          11660                12371                  13050                  11982
   3/08          11660                12380                  13094                  11834
   4/08          11743                12310                  13067                  11833
   5/08          11804                12279                  12971                  11825
   6/08          11803                12301                  12961                  11802
   7/08          11817                12337                  12950                  11727
   8/08          11822                12394                  13073                  11768
   9/08          11177                12321                  12897                  11509
  10/08          11002                12347                  12593                  11286
  11/08          11050                12495                  13003                  11105
  12/08          11045                12651                  13488                  11271
   1/09          10893                12685                  13369                  11383
   2/09          10802                12663                  13319                  11412
   3/09          10788                12723                  13504                  11402
   4/09          10938                12795                  13568                  11547
   5/09          11075                12883                  13667                  11747
   6/09          11122                12905                  13744                  11837
   7/09          11258                12966                  13966                  11992

====================================================================================================================================

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
==========================================   ==========================================

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                    THE NET ANNUAL FUND OPERATING EXPENSE
As of 7/31/09, including maximum             As of 6/30/09, the most recent calendar      RATIO SET FORTH IN THE MOST RECENT FUND
applicable sales charges                     quarter-end, including maximum applicable    PROSPECTUS AS OF THE DATE OF THIS REPORT
                                             sales charges                                FOR CLASS A, CLASS C, CLASS R AND CLASS Y
                                                                                          SHARES WAS 0.67%, 0.92%, 0.92% AND 0.42%,
CLASS A SHARES                               CLASS A SHARES                               RESPECTIVELY.(1,2) THE TOTAL ANNUAL FUND
Inception                             1.59%  Inception                             1.40%  OPERATING EXPENSE RATIO SET FORTH IN THE
 5 Years                              1.15    5 Years                              0.98   MOST RECENT FUND PROSPECTUS AS OF THE DATE
 1 Year                              -6.72    1 Year                              -7.95   OF THIS REPORT FOR CLASS A, CLASS C, CLASS
                                                                                          R AND CLASS Y SHARES WAS 0.89%, 1.64%,
CLASS C SHARES                               CLASS C SHARES                               1.14% AND 0.64%, RESPECTIVELY. THE EXPENSE
Inception (8/30/02)                   1.73%  Inception (8/30/02)                   1.57%  RATIOS PRESENTED ABOVE MAY VARY FROM THE
 5 Years                              1.39    5 Years                              1.22   EXPENSE RATIOS PRESENTED IN OTHER SECTIONS
 1 Year                              -4.72    1 Year                              -5.77   OF THIS REPORT THAT ARE BASED ON EXPENSES
                                                                                          INCURRED DURING THE PERIOD COVERED BY THIS
CLASS R SHARES                               CLASS R SHARES                               REPORT.
Inception                             1.79%  Inception                             1.61%
 5 Years                              1.44    5 Years                              1.25      CLASS A SHARE PERFORMANCE REFLECTS THE
 1 Year                              -4.70    1 Year                              -5.86   MAXIMUM 2.50% SALES CHARGE. CLASS C SHARES
                                                                                          HAVE NO UPFRONT OR CONTINGENT DEFERRED
CLASS Y SHARES                               CLASS Y SHARES                               SALES CHARGE; THEREFORE, PERFORMANCE SHOWN
Inception                             1.80%  Inception                             1.61%  IS AT NET ASSET VALUE. CLASS R SHARE
 5 Years                              1.48    5 Years                              1.28   RETURNS DO NOT INCLUDE A 0.75% CONTINGENT
 1 Year                              -4.26    1 Year                              -5.46   DEFERRED SALES CHARGE THAT MAY BE IMPOSED
                                                                                          ON A TOTAL REDEMPTION OF RETIREMENT PLAN
==========================================   ==========================================   ASSETS WITHIN THE FIRST YEAR. CLASS Y
                                                                                          SHARES DO NOT HAVE A FRONT-END SALES
CLASS A SHARES' INCEPTION DATE IS APRIL      DATE ARE ACTUAL RETURNS. ALL OTHER RETURNS   CHARGE OR A CDSC; THEREFORE, PERFORMANCE
30, 2004. RETURNS SINCE THAT DATE ARE        ARE BLENDED RETURNS OF ACTUAL CLASS Y        IS AT NET ASSET VALUE.
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    SHARE PERFORMANCE AND RESTATED CLASS C
BLENDED RETURNS OF HISTORICAL CLASS A        SHARE PERFORMANCE (FOR PERIODS PRIOR TO         THE PERFORMANCE OF THE FUND'S SHARE
SHARE PERFORMANCE AND RESTATED CLASS C       THE INCEPTION DATE OF CLASS Y SHARES) AT     CLASSES WILL DIFFER PRIMARILY DUE TO
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      NET ASSET VALUE. THE RESTATED CLASS C        DIFFERENT SALES CHARGE STRUCTURES AND
THE INCEPTION DATE OF CLASS A SHARES) AT     SHARE PERFORMANCE REFLECTS THE RULE 12B-1    CLASS EXPENSES.
NET ASSET VALUE, ADJUSTED TO REFLECT THE     FEES APPLICABLE TO CLASS C SHARES AS WELL
HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS   AS ANY FEE WAIVERS OR EXPENSE                   HAD THE ADVISOR NOT WAIVED FEES AND/OR
C SHARES. CLASS C SHARES' INCEPTION DATE     REIMBURSEMENTS RECEIVED BY CLASS C SHARES.   REIMBURSED EXPENSES, PERFORMANCE WOULD
IS AUGUST 30, 2002.                          CLASS C SHARES' INCEPTION DATE IS AUGUST     HAVE BEEN LOWER.
                                             30, 2002.
   CLASS R SHARES' INCEPTION DATE IS APRIL                                                (1) Total annual operating expenses less
30, 2004. RETURNS SINCE THAT DATE ARE           THE PERFORMANCE DATA QUOTED REPRESENT         any contractual fee waivers and/or
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    PAST PERFORMANCE AND CANNOT GUARANTEE            expense reimbursements by the advisor
BLENDED RETURNS OF HISTORICAL CLASS R        COMPARABLE FUTURE RESULTS; CURRENT               in effect through at least June 30,
SHARE PERFORMANCE AND RESTATED CLASS C       PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE       2010. See current prospectus for more
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      VISIT INVESCOAIM.COM FOR THE MOST RECENT         information.
THE INCEPTION DATE OF CLASS R SHARES) AT     MONTH-END PERFORMANCE. PERFORMANCE FIGURES
NET ASSET VALUE, ADJUSTED TO REFLECT THE     REFLECT REINVESTED DISTRIBUTIONS, CHANGES    (2) Total annual operating expenses less
HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS   IN NET ASSET VALUE AND THE EFFECT OF THE         any contractual fee waivers by the
C SHARES. CLASS C SHARES' INCEPTION DATE     MAXIMUM SALES CHARGE UNLESS OTHERWISE            distributor in effect through at least
IS AUGUST 30, 2002.                          STATED. INVESTMENT RETURN AND PRINCIPAL          June 30, 2010. See current prospectus
                                             VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE        for more information.
   CLASS Y SHARES' INCEPTION DATE IS         A GAIN OR LOSS WHEN YOU SELL SHARES.
OCTOBER 3, 2008; RETURNS SINCE THAT

continued from page 8

   holder transactions and the returns       -  Industry classifications used in this     -  The Chartered Financial Analysts
   based on those net asset values may          report are generally according to the        --REGISTERED TRADEMARK--
   differ from the net asset values and         Global Industry Classification               (CFA--REGISTERED TRADEMARK--)
   returns reported in the Financial            Standard, which was developed by and is      designation is globally recognized and
   Highlights.                                  the exclusive property and a service         attests to a charterholder's success in
                                                mark of MSCI Inc. and Standard &             a rigorous and comprehensive study
                                                Poor's.                                      program in the field of investment
                                                                                             management and research analysis.
7     AIM SHORT TERM BOND FUND

AIM SHORT TERM BOND FUND'S INVESTMENT OBJECTIVE IS A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL.

-  Unless otherwise stated, information presented in this report is as of July 31, 2009, and is based on total net assets.

-  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          -  Foreign securities have additional        ABOUT INDEXES USED IN THIS REPORT
                                                risks, including exchange rate changes,
-  Class R shares are available only to         political and economic upheaval,          -  The BARCLAYS CAPITAL U.S. AGGREGATE
   certain retirement plans. Please see         relative lack of information,                INDEX covers U.S. investment-grade
   the prospectus for more information.         relatively low market liquidity, and         fixed-rate bonds with components for
                                                the potential lack of strict financial       government and corporate securities,
-  Class Y shares are available to only         and accounting controls and standards.       mortgage passthroughs, and asset-backed
   certain investors. Please see the                                                         securities.
   prospectus for more information.          -  High-coupon, U.S. government agency
                                                mortgage-backed securities provide a      -  The BARCLAYS CAPITAL 1-3 YEAR
PRINCIPAL RISKS OF INVESTING IN THE FUND        higher coupon than current prevailing        GOVERNMENT/CREDIT INDEX is a subset of
                                                market interest rates, and the Fund may      the Barclays Capital Government/Credit
-  The Fund may engage in active and            purchase such securities at a premium.       Bond Index that includes treasuries and
   frequent trading of portfolio                If these securities experience a             agencies, as well as publicly issued
   securities to achieve its investment         faster-than-expected principal               U.S. corporate and foreign debentures
   objective. If a fund does trade in this      prepayment rate, both the market value       and secured notes that meet specified
   way, it may incur increased costs,           and income from such securities will         maturity, liquidity and quality
   which can lower the actual return of         decrease.                                    requirements.
   the fund. Active trading may also
   increase short term gains and losses,     -  Interest rate risk refers to the risk     -  The LIPPER SHORT INVESTMENT GRADE DEBT
   which may affect taxes that must be          that bond prices generally fall as           FUNDS INDEX is an equally weighted
   paid.                                        interest rates rise and vice versa.          representation of the largest funds in
                                                                                             the Lipper Short Investment Grade Debt
-  Credit risk is the risk of loss on an     -  Leveraging entails risks such as             Funds category. These funds invest
   investment due to the deterioration of       magnifying changes in the value of the       primarily in investment grade debt
   an issuer's financial health. Such a         portfolio's securities.                      issues with dollar-weighted average
   deterioration of financial health may                                                     maturities of less than three years.
   result in a reduction of the credit       -  There is no guarantee that the
   rating of the issuer's securities and        investment techniques and risk analysis   -  The Fund is not managed to track the
   may lead to the issuer's inability to        used by the Fund's portfolio managers        performance of any particular index,
   honor its contractual obligations,           will produce the desired results.            including the indexes defined here, and
   including making timely payment of                                                        consequently, the performance of the
   interest and principal.                   -  The prices of securities held by the         Fund may deviate significantly from the
                                                Fund may decline in response to market       performance of the indexes.
-  The Fund may use enhanced investment         risks.
   techniques such as derivatives. The                                                    -  A direct investment cannot be made in
   principal risk of derivatives is that     -  Reinvestment risk is the risk that a         an index. Unless otherwise indicated,
   the fluctuations in their values may         bond's cash flows will be reinvested at      index results include reinvested
   not correlate perfectly with the             an interest rate below that of the           dividends, and they do not reflect
   overall securities markets. Derivatives      original bond.                               sales charges. Performance of the peer
   are subject to counterparty risk - the                                                    group reflects fund expenses;
   risk that the other party will not        -  The Fund may invest in obligations           performance of a market index does not.
   complete the transaction with the fund.      issued by agencies and
                                                instrumentalities of the U.S.             OTHER INFORMATION
-  Dollar-roll transactions involve the         government that may vary in the level
   risk that the market value of                of support they receive from the U.S.     -  The returns shown in management's
   securities to be purchased by the Fund       government. The U.S. government may          discussion of Fund performance are
   may decline below the price at which         choose not to provide financial support      based on net asset values calculated
   the Fund is obligated to repurchase          to U.S.-government- sponsored agencies       for shareholder transactions. Generally
   them, or that the other party may            or instrumentalities if it is not            accepted accounting principles require
   default on its obligation such that the      legally obligated to do so. In this          adjustments to be made to the net
   Fund is delayed or prevented from            case, if the issuer defaulted, the fund      assets of the Fund at period end for
   completing the transaction.                  holding securities of such an issuer         financial reporting purposes, and as
                                                might not be able to recover its             such, the net asset values for
                                                investment from the U.S. government.         share-

                                                                                          continued on page 7

=======================================================================================
                                                                                          ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE  COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE  INVESTING.                                     Class A Shares                       STBAX
                                                                                          Class C Shares                       STBCX
=======================================================================================   Class R Shares                       STBRX
                                                                                          Class Y Shares                       STBYX
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE                                         ==========================================


8     AIM SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS(a)

July 31, 2009




                                                      PRINCIPAL
                                                       AMOUNT          VALUE
-------------------------------------------------------------------------------

BONDS & NOTES-46.86%

AEROSPACE & DEFENSE-3.27%

BAE Systems Holdings Inc.,
  Sr. Unsec. Gtd. Notes,
  4.95%, 06/01/14(b)                                 $1,200,000    $  1,204,806
-------------------------------------------------------------------------------
Honeywell International Inc.,
  Sr. Unsec. Unsub. Notes,
  3.88%, 02/15/14                                     1,800,000       1,847,444
-------------------------------------------------------------------------------
Northrop Grumman Corp.,
  Sr. Unsec. Unsub. Notes,
  3.70%, 08/01/14                                     2,680,000       2,708,586
===============================================================================
                                                                      5,760,836
===============================================================================


AIRLINES-0.19%

American Airlines-
  Series 2009-1A, Sec. Pass Through Ctfs.,
  10.38%, 07/02/19                                      330,000         333,712
===============================================================================


APPAREL RETAIL-1.16%

TJX Cos. Inc.,
  Sr. Unsec. Notes,
  4.20%, 08/15/15                                     2,000,000       2,046,061
===============================================================================


ASSET MANAGEMENT & CUSTODY BANKS-0.23%

Bank of New York Mellon Corp. (The),
  Sr. Unsec. Notes,
  4.30%, 05/15/14                                       390,000         405,924
===============================================================================


BREWERS-0.63%

Anheuser-Busch InBev Worldwide Inc.,
  Sr. Unsec. Gtd. Unsub. Notes,
  7.20%, 01/15/14(b)                                  1,000,000       1,109,150
===============================================================================


BROADCASTING-0.26%

COX Communications Inc.,
  Sr. Unsec. Global Notes,
  4.63%, 01/15/10                                       460,000         464,443
===============================================================================


CABLE & SATELLITE-0.66%

Time Warner Cable Inc.,
  Sr. Unsec. Gtd. Unsub. Global Notes,
  8.25%, 02/14/14                                     1,000,000       1,157,895
===============================================================================


COMPUTER & ELECTRONICS RETAIL-0.55%

Best Buy Co., Inc.,
  Sr. Unsec. Unsub. Global Notes,
  6.75%, 07/15/13                                       920,000         961,325
===============================================================================


COMPUTER HARDWARE-1.05%

Hewlett-Packard Co.,
  Sr. Unsec. Global Notes,
  4.25%, 02/24/12                                     1,750,000       1,845,306
===============================================================================


DIVERSIFIED BANKS-1.64%

Barclays Bank PLC (United Kingdom),
  Sr. Unsec. Global Notes,
  5.20%, 07/10/14                                       415,000         432,043
-------------------------------------------------------------------------------
Pooled Funding Trust I,
  Sec. Pass Through Ctfs.,
  2.74%, 02/15/12 (Acquired 02/04/09; Cost
  $1,999,700)(b)                                      2,000,000       2,037,322
-------------------------------------------------------------------------------
Wachovia Corp.-
  Series G, Sr. Unsec. Medium-Term Notes,
  5.50%, 05/01/13                                       400,000         419,816
===============================================================================
                                                                      2,889,181
===============================================================================


ELECTRIC UTILITIES-1.25%

DCP Midstream LLC,
  Notes,
  9.70%, 12/01/13(b)                                  1,000,000       1,140,419
-------------------------------------------------------------------------------
  Sr. Unsec. Notes,
  7.88%, 08/16/10                                       700,000         729,448
-------------------------------------------------------------------------------
Westar Energy Inc.,
  Sr. Sec. First Mortgage Notes,
  7.13%, 08/01/09                                       325,000         325,020
===============================================================================
                                                                      2,194,887
===============================================================================


ENVIRONMENTAL & FACILITIES SERVICES-0.60%

Waste Management Inc.,
  Sr. Unsec. Gtd. Notes,
  6.38%, 03/11/15                                       975,000       1,057,023
===============================================================================


FOOD RETAIL-0.97%

Safeway Inc.,
  Sr. Unsec. Unsub. Notes,
  7.50%, 09/15/09                                     1,700,000       1,715,320
===============================================================================


HEALTH CARE DISTRIBUTORS-0.30%

CareFusion Corp.,
  Sr. Notes,
  6.38%, 08/01/19(b)                                    500,000         523,382
===============================================================================


HEALTH CARE SERVICES-0.78%

Express Scripts Inc.,
  Sr. Unsec. Global Notes,
  5.25%, 06/15/12                                     1,300,000       1,375,770
===============================================================================


HOME IMPROVEMENT RETAIL-1.14%

Home Depot Inc.,
  Sr. Unsec. Unsub. Floating Rate Global Notes,
  0.75%, 12/16/09(c)                                  2,000,000       2,000,441
===============================================================================


HOUSEHOLD APPLIANCES-1.01%

Whirlpool Corp.,
  Sr. Unsec. Medium-Term Notes,
  8.00%, 05/01/12                                     1,670,000       1,772,436
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM SHORT TERM BOND FUND

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
-------------------------------------------------------------------------------
HYPERMARKETS & SUPER CENTERS-0.16%

Wal-Mart Stores Inc.,
  Sr. Unsec. Notes,
  3.00%, 02/03/14                                    $  270,000    $    272,903
===============================================================================


INDUSTRIAL CONGLOMERATES-0.57%

General Electric Capital Corp.-
  Series A, Sr. Unsec. Floating Rate Medium-Term
  Global Notes,
  0.75%, 12/15/09(c)                                  1,000,000       1,001,054
===============================================================================


INSURANCE BROKERS-1.10%

Marsh & McLennan Cos. Inc.,
  Sr. Unsec. Notes,
  5.15%, 09/15/10                                     1,900,000       1,927,185
===============================================================================


INTEGRATED OIL & GAS-2.16%

ConocoPhillips,
  Sr. Unsec. Gtd. Global Notes,
  4.75%, 02/01/14                                     1,500,000       1,611,736
-------------------------------------------------------------------------------
Husky Energy Inc. (Canada),
  Sr. Global Notes,
  5.90%, 06/15/14                                       745,000         801,171
-------------------------------------------------------------------------------
Marathon Oil Corp.,
  Sr. Unsec. Unsub. Notes,
  6.50%, 02/15/14                                     1,250,000       1,385,567
===============================================================================
                                                                      3,798,474
===============================================================================


INTEGRATED TELECOMMUNICATION SERVICES-3.75%

AT&T Inc.,
  Sr. Unsec. Unsub. Global Notes,
  6.70%, 11/15/13                                     1,000,000       1,142,488
-------------------------------------------------------------------------------
British Telecommunications PLC (United Kingdom),
  Sr. Unsec. Unsub. Global Notes,
  9.13%, 12/15/10                                       160,000         172,754
-------------------------------------------------------------------------------
Cellco Partnership/Verizon Wireless Capital LLC,
  Notes,
  3.75%, 05/20/11(b)                                  1,280,000       1,315,478
-------------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes,
  7.38%, 11/15/13(b)                                  1,000,000       1,139,245
-------------------------------------------------------------------------------
  5.55%, 02/01/14(b)                                    840,000         910,412
-------------------------------------------------------------------------------
Telefonica Europe B.V. (Netherlands),
  Unsec. Gtd. Unsub. Global Notes,
  7.75%, 09/15/10                                     1,250,000       1,327,492
-------------------------------------------------------------------------------
Windstream Georgia Communications Corp.,
  Sr. Unsec. Deb.,
  6.50%, 11/15/13                                       593,000         594,696
===============================================================================
                                                                      6,602,565
===============================================================================


INVESTMENT BANKING & BROKERAGE-2.89%

Charles Schwab Corp. (The),
  Sr. Unsec. Notes,
  4.95%, 06/01/14                                     1,630,000       1,690,989
-------------------------------------------------------------------------------
Goldman Sachs Group Inc. (The),
  Sr. Medium-Term Global Notes,
  3.63%, 08/01/12                                       355,000         362,786
-------------------------------------------------------------------------------
  Sr. Medium-Term Notes,
  6.00%, 05/01/14                                       375,000         407,622
-------------------------------------------------------------------------------
  Sr. Unsec. Floating Rate Medium-Term Notes,
  0.69%, 12/23/09(c)                                  1,000,000       1,000,188
-------------------------------------------------------------------------------
Morgan Stanley,
  Sr. Unsec. Medium-Term Global Notes,
  6.00%, 05/13/14                                     1,510,000       1,615,126
===============================================================================
                                                                      5,076,711
===============================================================================


LIFE & HEALTH INSURANCE-2.04%

Hartford Life Global Funding Trusts,
  Sr. Sec. Unsub. Floating Rate Medium-Term Notes,
  0.92%, 10/15/09(c)                                  1,055,000       1,054,038
-------------------------------------------------------------------------------
Metropolitan Life Global Funding I,
  Sr. Sec. Unsub. Notes,
  5.13%, 11/09/11(b)                                    745,000         775,557
-------------------------------------------------------------------------------
Pacific Life Global Funding,
  Sr. Sec. Notes,
  5.15%, 04/15/13(b)                                    615,000         618,768
-------------------------------------------------------------------------------
Prudential Financial Inc.,
  Sr. Medium-Term Notes,
  6.20%, 01/15/15                                     1,000,000       1,033,932
-------------------------------------------------------------------------------
Torchmark Corp.,
  Sr. Unsec. Deb.,
  8.25%, 08/15/09                                       110,000         110,104
===============================================================================
                                                                      3,592,399
===============================================================================


MANAGED HEALTH CARE-0.52%

UnitedHealth Group Inc.,
  Sr. Unsec. Notes,
  4.88%, 02/15/13                                       880,000         909,070
===============================================================================


MORTGAGE BACKED SECURITIES-0.44%

U.S. Bank N.A.,
  Sr. Unsec. Medium-Term Global Notes,
  5.92%, 05/25/12                                       734,708         770,602
===============================================================================


MULTI-LINE INSURANCE-2.74%

American Financial Group Inc.,
  Sr. Notes,
  9.88%, 06/15/19                                     1,695,000       1,741,027
-------------------------------------------------------------------------------
Liberty Mutual Group Inc.,
  Sr. Unsec. Gtd. Notes,
  4.88%, 02/01/10(b)                                  1,490,000       1,485,052
-------------------------------------------------------------------------------
Metropolitan Life Global Funding I,
  Sr. Sec. Unsub. Global Notes,
  5.13%, 04/10/13(b)                                  1,540,000       1,587,204
===============================================================================
                                                                      4,813,283
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM SHORT TERM BOND FUND

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
-------------------------------------------------------------------------------
MULTI-UTILITIES-0.44%

Pacific Gas & Electric Co.,
  Sr. Unsec. Notes,
  6.25%, 12/01/13                                    $  700,000    $    776,136
===============================================================================


OFFICE ELECTRONICS-0.48%

Xerox Corp.,
  Sr. Unsec. Notes,
  8.25%, 05/15/14                                       785,000         848,372
===============================================================================


OIL & GAS EXPLORATION & PRODUCTION-2.14%

Anadarko Petroleum Corp.,
  Sr. Unsec. Notes,
  7.63%, 03/15/14                                     1,455,000       1,618,943
-------------------------------------------------------------------------------
Devon Energy Corp.,
  Sr. Unsec. Unsub. Global Notes,
  5.63%, 01/15/14                                     2,000,000       2,150,963
===============================================================================
                                                                      3,769,906
===============================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-4.80%

Bear Stearns Cos. LLC (The),
  Sr. Unsec. Unsub. Floating Rate Notes,
  0.91%, 07/19/10(c)                                  1,040,000       1,042,366
-------------------------------------------------------------------------------
Citigroup Inc.,
  Sr. Unsec. Global Notes,
  5.50%, 04/11/13                                       350,000         346,384
-------------------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes,
  5.10%, 09/29/11                                     1,390,000       1,406,198
-------------------------------------------------------------------------------
Countrywide Financial Corp.,
  Sr. Unsec. Gtd. Unsub. Medium-Term Global Notes,
  5.80%, 06/07/12                                       880,000         910,800
-------------------------------------------------------------------------------
Countrywide Home Loans, Inc.-
  Series M, Sr. Unsec. Gtd. Unsub. Medium-Term
  Global Notes,
  4.13%, 09/15/09                                       250,000         251,250
-------------------------------------------------------------------------------
General Electric Capital Corp.,
  Sr. Unsec. Unsub. Global Notes,
  5.90%, 05/13/14                                       995,000       1,064,444
-------------------------------------------------------------------------------
JPMorgan Chase & Co.,
  Sr. Unsec. Global Notes,
  4.75%, 05/01/13                                       640,000         670,817
-------------------------------------------------------------------------------
MassMutual Global Funding II,
  Notes,
  3.63%, 07/16/12(b)                                  1,000,000       1,003,133
-------------------------------------------------------------------------------
Merrill Lynch & Co. Inc.-
  Series C, Sr. Unsec. Medium-Term Global Notes,
  5.45%, 02/05/13                                     1,470,000       1,488,235
-------------------------------------------------------------------------------
Pemex Finance Ltd. (Mexico)-
  Series 1999-2, Class A1, Sr. Unsec. Global
  Bonds,
  9.69%, 08/15/09                                       263,150         263,584
-------------------------------------------------------------------------------
Twin Reefs Pass-Through Trust,
  Floating Rate Pass Through Ctfs.,
  1.39% (Acquired 12/07/04-12/01/06; Cost
  $519,125)(b)(c)(d)(e)                                 520,000           1,690
-------------------------------------------------------------------------------
Two-Rock Pass-Through Trust (Bermuda),
  Floating Rate Pass Through Ctfs.,
  1.90% (Acquired 11/10/06-06/12/07; Cost
  $729,082)(b)(c)(d)                                    730,000           2,372
===============================================================================
                                                                      8,451,273
===============================================================================


PAPER PACKAGING-0.51%

Bemis Co. Inc.,
  Sr. Unsec. Unsub. Notes,
  5.65%, 08/01/14                                       860,000         897,312
===============================================================================


PERSONAL PRODUCTS-0.46%

Avon Products Inc.,
  Sr. Unsec. Notes,
  5.63%, 03/01/14                                       750,000         813,951
===============================================================================


PHARMACEUTICALS-0.97%

Roche Holdings Inc.,
  Sr. Unsec. Gtd. Notes,
  4.50%, 03/01/12(b)                                  1,620,000       1,708,527
===============================================================================


PROPERTY & CASUALTY INSURANCE-0.44%

Allstate Corp. (The),
  Sr. Unsec. Notes,
  6.20%, 05/16/14                                       725,000         778,508
===============================================================================


REGIONAL BANKS-0.15%

Banponce Trust I-
  Series A, Jr. Gtd. Sub. Trust Pfd. Capital
  Securities,
  8.33%, 02/01/27                                       500,000         266,253
===============================================================================


RESEARCH & CONSULTING SERVICES-1.36%

Erac USA Finance Co.,
  Notes,
  8.00%, 01/15/11(b)                                  1,120,000       1,140,547
-------------------------------------------------------------------------------
  Unsec. Gtd. Notes,
  5.80%, 10/15/12(b)                                  1,320,000       1,255,919
===============================================================================
                                                                      2,396,466
===============================================================================


SPECIALTY STORES-0.94%

Staples Inc.,
  Sr. Unsec. Gtd. Unsub. Notes,
  7.75%, 04/01/11                                     1,550,000       1,648,296
===============================================================================


STEEL-0.26%

ArcelorMittal (Luxembourg),
  Sr. Unsec. Unsub. Global Notes,
  9.00%, 02/15/15                                       410,000         456,805
===============================================================================


TRADING COMPANIES & DISTRIBUTORS-0.68%

GATX Corp.,
  Sr. Unsec. Notes,
  8.75%, 05/15/14                                     1,130,000       1,198,858
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM SHORT TERM BOND FUND

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
-------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-1.17%

Alltel Corp.,
  Sr. Unsec. Global Notes,
  7.00%, 07/01/12                                    $  265,000    $    294,232
-------------------------------------------------------------------------------
Vodafone Group PLC (United Kingdom),
  Sr. Unsec. Global Notes,
  7.75%, 02/15/10                                     1,700,000       1,760,278
===============================================================================
                                                                      2,054,510
===============================================================================
     Total Bonds & Notes (Cost $79,872,247)                          82,442,511
===============================================================================



U.S. GOVERNMENT SPONSORED MORTGAGE-BACKED SECURITIES-20.46%

FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)-4.96%

Pass Through Ctfs.,
  8.00%, 11/20/12                                       168,305         178,094
-------------------------------------------------------------------------------
  9.00%, 05/01/15                                       201,813         232,037
-------------------------------------------------------------------------------
  7.50%, 06/01/16 to 07/01/24                           506,316         547,751
-------------------------------------------------------------------------------
  7.00%, 12/01/16 to 10/01/34                         1,629,051       1,791,007
-------------------------------------------------------------------------------
  6.00%, 02/01/17 to 03/01/23                         2,377,844       2,501,018
-------------------------------------------------------------------------------
  8.50%, 02/01/19 to 08/17/26                         1,159,899       1,304,878
-------------------------------------------------------------------------------
  6.50%, 12/01/35                                       212,234         226,885
-------------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 08/01/39(f)                                  1,900,000       1,943,046
===============================================================================
                                                                      8,724,716
===============================================================================


FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-11.40%

Pass Through Ctfs.,
  7.50%, 02/01/15 to 02/01/31                         1,163,680       1,296,505
-------------------------------------------------------------------------------
  7.00%, 04/01/15 to 08/01/36                         8,959,412       9,815,594
-------------------------------------------------------------------------------
  8.50%, 09/01/15 to 07/01/30                           532,186         606,883
-------------------------------------------------------------------------------
  6.50%, 11/01/16 to 10/01/35                         2,468,307       2,653,233
-------------------------------------------------------------------------------
  8.00%, 09/01/17 to 08/01/32                         1,513,509       1,696,735
-------------------------------------------------------------------------------
  9.00%, 02/01/21 to 01/01/30                           279,199         317,500
-------------------------------------------------------------------------------
  10.00%, 05/01/26                                       20,395          22,156
-------------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  4.50%, 08/01/24 to 08/01/39(f)                      3,600,000       3,655,500
===============================================================================
                                                                     20,064,106
===============================================================================


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)-4.10%

Pass Through Ctfs.,
  6.50%, 10/15/13 to 02/15/34                         3,382,272       3,657,980
-------------------------------------------------------------------------------
  7.00%, 05/15/17 to 06/15/32                         1,335,196       1,470,510
-------------------------------------------------------------------------------
  7.00%, 12/15/17(g)                                    489,197         525,338
-------------------------------------------------------------------------------
  6.00%, 06/15/18                                       376,745         402,809
-------------------------------------------------------------------------------
  7.75%, 11/15/19 to 02/15/21                           264,177         292,368
-------------------------------------------------------------------------------
  7.50%, 12/20/25 to 07/15/32                           412,463         460,858
-------------------------------------------------------------------------------
  8.50%, 07/20/27                                       145,083         165,695
-------------------------------------------------------------------------------
  8.00%, 10/15/30                                       200,880         232,367
===============================================================================
                                                                      7,207,925
===============================================================================
     Total U.S. Government Sponsored Mortgage-
       Backed Securities (Cost $33,382,369)                          35,996,747
===============================================================================



ASSET-BACKED SECURITIES-15.20%

BA Credit Card Trust-Series 2006-B4, Class B4,
  Floating Rate Pass Through Ctfs.,
  0.37%, 03/15/12(c)                                  1,710,000       1,697,253
-------------------------------------------------------------------------------
BA Master Credit Card Trust II-Series 99-J, Class
  A, Sec. Euro Notes,
  7.00%, 02/15/12                                     1,700,000       1,712,298
-------------------------------------------------------------------------------
Bear Stearns Adjustable Rate Mortgage Trust-Series
  2003-6, Class 1A3, Pass Through Ctfs.,
  4.56%, 08/25/33                                     1,066,193         887,355
-------------------------------------------------------------------------------
Capital One Multi-Asset Execution Trust,
  Series 2007-A6, Class A6, Floating Rate Pass
  Through Ctfs.,
  0.36%, 05/15/13(c)                                  1,800,000       1,779,219
-------------------------------------------------------------------------------
  Series 2007-A9, Class A9, Pass Through Ctfs.,
  4.95%, 08/15/12                                     2,000,000       2,016,547
-------------------------------------------------------------------------------
Chase Issuance Trust,
  Series 2007-A17, Class A, Pass Through Ctfs.,
  5.12%, 10/15/14                                     1,230,000       1,302,251
-------------------------------------------------------------------------------
  Series 2009-A3, Class A3, Pass Through Ctfs.,
  2.40%, 06/17/13                                       545,000         546,359
-------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust Inc.-Series 2004-
  UST1, Class A4, Pass Through Ctfs.,
  3.44%, 08/25/34                                     2,312,568       2,217,132
-------------------------------------------------------------------------------
Countrywide Asset-Backed Ctfs.-Series 2007-4,
  Class A1B, Pass Through Ctfs.,
  5.81%, 09/25/37                                       674,563         634,166
-------------------------------------------------------------------------------
Credit Suisse Mortgage Capital Ctfs.-Series 2009-
  2R, Class 1A11, Floating Rate Pass Through
  Ctfs.,
  3.46%, 09/26/34 (Acquired 03/27/09; Cost
  $1,143,454)(b)(c)                                   1,318,102       1,304,921
-------------------------------------------------------------------------------
Honda Auto Receivables Owner Trust-Series 2009-2,
  Class A3, Pass Through Ctfs.,
  2.79%, 01/15/13                                     1,000,000       1,009,364
-------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust-Series 2001-WM,
  Class A2, Pass Through Ctfs.,
  6.53%, 07/14/16(b)                                  1,070,000       1,103,303
-------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM SHORT TERM BOND FUND

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
-------------------------------------------------------------------------------
Morgan Stanley Capital I-Series 2008-T29, Class
  A1, Pass Through Ctfs.,
  6.23%, 01/11/43                                    $  960,455    $    982,876
-------------------------------------------------------------------------------
Nissan Auto Receivables Owner Trust-Series 2006-B,
  Class A4, Pass Through Ctfs.,
  5.22%, 11/15/11                                       832,183         846,918
-------------------------------------------------------------------------------
Option One Mortgage Securities Corp.-Series 2007-
  4A, Floating Rate Notes,
  0.39%, 04/25/12 (Acquired 05/11/07; Cost
  $301,529)(b)(c)                                       301,529         120,612
-------------------------------------------------------------------------------
USAA Auto Owner Trust,
  Series 2006-2, Class A4, Pass Through Ctfs.,
  5.37%, 02/15/12                                       866,635         889,388
-------------------------------------------------------------------------------
  Series 2009-1, Class A3, Pass Through Ctfs.,
  3.02%, 06/17/13                                     1,600,000       1,617,323
-------------------------------------------------------------------------------
WaMu Mortgage Pass Through Ctfs.-Series 2003-AR8,
  Class A, Floating Rate Pass Through Ctfs.,
  4.11%, 08/25/33(c)                                  1,698,073       1,578,919
-------------------------------------------------------------------------------
Wells Fargo Mortgage Backed Securities Trust,
  Series 2004-K, Class 1A2, Floating Rate Pass
  Through Ctfs.,
  4.47%, 07/25/34(c)                                  1,020,331         923,191
-------------------------------------------------------------------------------
  Series 2004-Z, Class 2A1, Floating Rate Pass
  Through Ctfs.,
  4.57%, 12/25/34(c)                                  1,889,188       1,736,409
-------------------------------------------------------------------------------
  Series 2006-16, Class A12, Pass Through Ctfs.,
  5.00%, 11/25/36                                     1,203,709       1,106,909
-------------------------------------------------------------------------------
Wirefree Partners III-Series 2005-1A, Notes,
  6.00%, 11/17/19 (Acquired 10/12/06; Cost
  $1,281,479)(b)                                      1,295,343         726,555
===============================================================================
     Total Asset-Backed Securities (Cost
       $27,072,061)                                                  26,739,268
===============================================================================


U.S. TREASURY NOTES-10.83%

  1.13%, 06/30/11                                     3,600,000       3,603,375
-------------------------------------------------------------------------------
  1.38%, 03/15/12(g)                                  7,500,000       7,491,797
-------------------------------------------------------------------------------
  1.50%, 12/31/13                                     8,220,000       7,948,997
===============================================================================
     Total U.S. Treasury Notes (Cost $19,279,650)                    19,044,169
===============================================================================


                                                       SHARES

PREFERRED STOCKS-1.71%

OFFICE SERVICES & SUPPLIES-1.71%

Pitney Bowes International Holdings Inc.-Series D,
  4.85% Pfd. (Cost $3,277,912)                               34       3,015,935
===============================================================================


                                                      PRINCIPAL
                                                       AMOUNT

CERTIFICATES OF DEPOSIT-0.04%

DIVERSIFIED BANKS-0.04%

Compass Bank, Sr. Unsec.,
  2.80%, 08/19/09 (Cost $68,111)                     $   68,182          68,258
===============================================================================


                                                       SHARES

MONEY MARKET FUNDS-8.01%

Liquid Assets Portfolio-Institutional Class(h)        7,045,394       7,045,394
-------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(h)              7,045,394       7,045,394
===============================================================================
     Total Money Market Funds (Cost $14,090,788)                     14,090,788
===============================================================================
TOTAL INVESTMENTS-103.11% (Cost $177,043,138)                       181,397,676
===============================================================================
OTHER ASSETS LESS LIABILITIES-(3.11)%                                (5,477,923)
===============================================================================
NET ASSETS-100.00%                                                 $175,919,753
_______________________________________________________________________________
===============================================================================




Investment Abbreviations:

Ctfs.   - Certificates
Deb.    - Debentures
Gtd.    - Guaranteed
Jr.     - Junior
Pfd.    - Preferred
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2009 was $22,214,374, which represented 12.63% of the Fund's Net Assets.
(c) Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on July 31, 2009.
(d)   Perpetual bond with no specified maturity date.
(e) Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at July 31, 2009 represented less than 0.01% of the Fund's Net Assets.
(f)   Security purchased on forward commitment basis.
(g) All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(h) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM SHORT TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2009




ASSETS:

Investments, at value (Cost $162,952,350)                           $167,306,888
--------------------------------------------------------------------------------
Investments in affiliated money market funds, at value and cost       14,090,788
================================================================================
     Total investments, at value (Cost $177,043,138)                 181,397,676
================================================================================
Receivables for:
  Investments sold                                                     5,577,644
--------------------------------------------------------------------------------
  Collateral for credit default swap agreements                        1,150,000
--------------------------------------------------------------------------------
  Fund shares sold                                                     1,017,620
--------------------------------------------------------------------------------
  Dividends and Interest                                               1,553,922
--------------------------------------------------------------------------------
  Fund expenses absorbed                                                  22,854
--------------------------------------------------------------------------------
  Due from distributor                                                    27,499
--------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans         10,625
--------------------------------------------------------------------------------
Other assets                                                              17,241
================================================================================
     Total assets                                                    190,775,081
________________________________________________________________________________
================================================================================


LIABILITIES:

Payables for:
  Investments purchased                                               12,974,267
--------------------------------------------------------------------------------
  Credit default swap agreements close-out                               530,777
--------------------------------------------------------------------------------
  Fund shares reacquired                                                 841,515
--------------------------------------------------------------------------------
  Dividends                                                               61,164
--------------------------------------------------------------------------------
  Variation margin                                                       264,101
--------------------------------------------------------------------------------
  Accrued fees to affiliates                                              94,897
--------------------------------------------------------------------------------
  Accrued other operating expenses                                        55,922
--------------------------------------------------------------------------------
Trustee deferred compensation and retirement plans                        32,685
================================================================================
     Total liabilities                                                14,855,328
================================================================================
Net assets applicable to shares outstanding                         $175,919,753
________________________________________________________________________________
================================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $209,722,315
--------------------------------------------------------------------------------
Undistributed net investment income                                      164,766
--------------------------------------------------------------------------------
Undistributed net realized gain (loss)                               (37,773,299)
--------------------------------------------------------------------------------
Unrealized appreciation                                                3,805,971
================================================================================
                                                                    $175,919,753
________________________________________________________________________________
================================================================================



NET ASSETS:

Class A                                                             $ 43,694,781
________________________________________________________________________________
================================================================================
Class C                                                             $ 66,863,069
________________________________________________________________________________
================================================================================
Class R                                                             $  1,642,705
________________________________________________________________________________
================================================================================
Class Y                                                             $  2,544,776
________________________________________________________________________________
================================================================================
Institutional Class                                                 $ 61,174,422
________________________________________________________________________________
================================================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                                                5,112,551
________________________________________________________________________________
================================================================================
Class C                                                                7,825,941
________________________________________________________________________________
================================================================================
Class R                                                                  191,942
________________________________________________________________________________
================================================================================
Class Y                                                                  297,748
________________________________________________________________________________
================================================================================
Institutional Class                                                    7,155,099
________________________________________________________________________________
================================================================================
Class A:
  Net asset value per share                                         $       8.55
--------------------------------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $8.55 divided by 97.50%)                   $       8.77
________________________________________________________________________________
================================================================================
Class C:
  Net asset value and offering price per share                      $       8.54
________________________________________________________________________________
================================================================================
Class R:
  Net asset value and offering price per share                      $       8.56
________________________________________________________________________________
================================================================================
Class Y:
  Net asset value and offering price per share                      $       8.55
________________________________________________________________________________
================================================================================
Institutional Class:
  Net asset value and offering price per share                      $       8.55
________________________________________________________________________________
================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM SHORT TERM BOND FUND

STATEMENT OF OPERATIONS

For the year ended July 31, 2009




INVESTMENT INCOME:

Interest                                                                            $ 10,380,868
------------------------------------------------------------------------------------------------
Dividends                                                                                754,236
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                             154,673
================================================================================================
     Total investment income                                                          11,289,777
================================================================================================


EXPENSES:

Advisory fees                                                                            674,101
------------------------------------------------------------------------------------------------
Administrative services fees                                                              50,000
------------------------------------------------------------------------------------------------
Custodian fees                                                                            21,371
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                113,393
------------------------------------------------------------------------------------------------
  Class C                                                                                636,271
------------------------------------------------------------------------------------------------
  Class R                                                                                  7,065
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, C, R and Y                                                     193,562
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                       4,351
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 24,049
------------------------------------------------------------------------------------------------
Other                                                                                    219,015
================================================================================================
     Total expenses                                                                    1,943,178
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                (607,988)
================================================================================================
     Net expenses                                                                      1,335,190
================================================================================================
Net investment income                                                                  9,954,587
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net gains (losses) from securities sold to
     affiliates of $(231,075))                                                       (24,234,383)
------------------------------------------------------------------------------------------------
  Futures contracts                                                                   (1,331,618)
------------------------------------------------------------------------------------------------
  Swap agreements                                                                     (3,523,337)
================================================================================================
                                                                                     (29,089,338)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                                9,143,230
------------------------------------------------------------------------------------------------
  Futures contracts                                                                     (513,371)
------------------------------------------------------------------------------------------------
  Swap agreements                                                                        961,142
================================================================================================
                                                                                       9,591,001
================================================================================================
Net realized and unrealized gain (loss)                                              (19,498,337)
================================================================================================
Net increase (decrease) in net assets resulting from operations                     $ (9,543,750)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        AIM SHORT TERM BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2009 and 2008



                                                                                2009            2008
--------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $  9,954,587    $ 11,099,018
--------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                   (29,089,338)      1,113,170
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                         9,591,001      (6,219,542)
========================================================================================================
     Net increase (decrease) in net assets resulting from operations          (9,543,750)      5,992,646
========================================================================================================


DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                                     (2,655,087)     (2,214,931)
--------------------------------------------------------------------------------------------------------
  Class C                                                                     (3,615,726)     (4,456,938)
--------------------------------------------------------------------------------------------------------
  Class R                                                                        (78,880)        (74,075)
--------------------------------------------------------------------------------------------------------
  Class Y                                                                        (44,497)             --
--------------------------------------------------------------------------------------------------------
  Institutional Class                                                         (4,113,664)     (4,487,410)
========================================================================================================
     Total distributions from net investment income                          (10,507,854)    (11,233,354)
========================================================================================================


SHARE TRANSACTIONS-NET:

  Class A                                                                      2,997,207      18,057,167
--------------------------------------------------------------------------------------------------------
  Class C                                                                     (1,231,763)     (6,281,631)
--------------------------------------------------------------------------------------------------------
  Class R                                                                        466,881         728,061
--------------------------------------------------------------------------------------------------------
  Class Y                                                                      2,526,786              --
--------------------------------------------------------------------------------------------------------
  Institutional Class                                                         (8,073,023)     11,402,412
========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                           (3,313,912)     23,906,009
========================================================================================================
     Net increase (decrease) in net assets                                   (23,365,516)     18,665,301
========================================================================================================


NET ASSETS:

  Beginning of year                                                          199,285,269     180,619,968
========================================================================================================
  End of year (includes undistributed net investment income of $164,766
     and $1,195,819, respectively)                                          $175,919,753    $199,285,269
________________________________________________________________________________________________________
========================================================================================================




NOTES TO FINANCIAL STATEMENTS

July 31, 2009

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Short Term Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is a high level of current income consistent with the preservation of capital.

  The Fund currently consists of five different classes of shares: Class A, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class C, Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.


16        AIM SHORT TERM BOND FUND

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.


17        AIM SHORT TERM BOND FUND

D. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period end date and before the date the financial statements are released to print, which is generally 45 days from the period end date.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. DOLLAR ROLL AND FORWARD COMMITMENT TRANSACTIONS -- The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced ("TBA") basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.

        In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a "fee" or a "drop". "Fee" income which is agreed upon amongst the parties at the commencement of the dollar roll and the "drop" which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.

        Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.

        At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.

        Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.

        Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund's overall interest rate exposure.

J. FUTURES CONTRACTS -- The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These

18        AIM SHORT TERM BOND FUND
      amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K. SWAP AGREEMENTS -- The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts ("CDS") for investment purposes or to manage interest rate, currency or credit risk.

        Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a "basket" of securities representing a particular index.

        A CDS is an agreement between two parties ("Counterparties") to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the "par value", of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.

        Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

        Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain
      (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain
      (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund's exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.

L. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.


19        AIM SHORT TERM BOND FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Effective March 4, 2009, under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $500 million                                           0.35%
-------------------------------------------------------------------
Next $500 million                                            0.325%
-------------------------------------------------------------------
Next $1.5 billion                                            0.30%
-------------------------------------------------------------------
Next $2.5 billion                                            0.29%
-------------------------------------------------------------------
Over $5 billion                                              0.28%
___________________________________________________________________
===================================================================




  Prior to March 4, 2009, the Fund paid an advisory fee to the Advisor based on the annual rate of 0.40% of the Fund's average net assets.

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Effective March 4, 2009, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class C, Class R, Class Y and Institutional Class shares to 0.66%, 0.91% (after 12b-1 fee waiver), 0.91%, 0.41% and 0.41% of average daily net assets, respectively, through at least June 30, 2010. Prior to March 4, 2009, the Advisor had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit annual operating expenses (excluding certain items discussed below) of Class A, Class C, Class R, Class Y and Institutional Class shares to 0.85%, 1.10% (after 12b-1 fee waivers), 1.10%, 0.60% and 0.60% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.

  Further, the Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

  For the year ended July 31, 2009, the Advisor waived advisory fees $121,795 and reimbursed class level expenses of $64,904, $91,048, $2,022, $1,411 and $1,653 of Class A, Class C, Class R, Class Y and Institutional Class shares, respectively.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended July 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $212.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Through June 30, 2010, IADI had contractually agreed to waive 0.50% of Rule 12b-1 plan fees on Class C shares. 12b-1 fees before fee waivers under this agreement are shown as distribution fees in the Statement of Operations. Fees incurred after fee waivers for Class C shares were $318,135.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance

20        AIM SHORT TERM BOND FUND
to the shareholder. During the year ended July 31, 2009, IADI advised the Fund that IADI retained $14,246 in front-end sales commissions from the sale of Class A shares and $5,982, $3,384 and $0 from Class A, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--ADDITIONAL VALUATION INFORMATION

Generally Accepted Accounting Principles (GAAP) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs.
             Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  The following is a summary of the tiered valuation input levels, as of the end of the reporting period, July 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                                                   LEVEL 1          LEVEL 2         LEVEL 3          TOTAL
-----------------------------------------------------------------------------------------------------------------------------
Equity Securities                                                $14,090,788     $         --     $3,015,935     $ 17,106,723
-----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities                                                  --       19,044,169             --       19,044,169
-----------------------------------------------------------------------------------------------------------------------------
U.S. Government Sponsored Mortgage-Backed Debt
  Securities                                                              --       35,996,747             --       35,996,747
-----------------------------------------------------------------------------------------------------------------------------
Corporate Debt Securities                                                 --       82,510,769             --       82,510,769
-----------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities                                                   --       26,739,268             --       26,739,268
=============================================================================================================================
                                                                  14,090,788      164,290,953      3,015,935      181,397,676
=============================================================================================================================
Other Investments*                                                  (548,567)              --             --         (548,567)
=============================================================================================================================
  Total Investments                                              $13,542,221     $164,290,953     $3,015,935     $180,849,109
_____________________________________________________________________________________________________________________________
=============================================================================================================================



* Other Investments include futures, which are included at unrealized appreciation (depreciation).

NOTE 4--DERIVATIVE INVESTMENTS

Effective February 1, 2009 the Fund has adopted the provisions of FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities. The standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position and financial performance. The adoption of this provision has no impact on the results of operations reported in the financial statements.

VALUE OF DERIVATIVE INSTRUMENTS AT PERIOD-END

The Table below summarizes the value of the Fund's derivative instruments, detailed by primary risk exposure, held as of July 31, 2009:

                                                                                       VALUE
                                                                             ------------------------
RISK EXPOSURE/ DERIVATIVE TYPE                                                ASSETS      LIABILITIES
-----------------------------------------------------------------------------------------------------
Credit risk
  Credit Risk Swaps(a)                                                       $     --     $  (530,777)
=====================================================================================================
Interest rate risk
  Futures contracts(b)                                                       $     --     $  (548,567)
=====================================================================================================
                                                                                  $--     $(1,079,344)
_____________________________________________________________________________________________________
=====================================================================================================



(a) Values are disclosed on the Statement of Assets and Liabilities under Credit default swap agreements close-out. Contracts were closed upon the declaration of bankruptcy by Lehman Brothers Holdings Inc. on September 15, 2008. The Fund had $1,150,000 cash collateral to be returned to the Fund on settlement of the contracts.
(b) Includes cumulative appreciation (depreciation) of futures contracts. Only current day's variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.


21        AIM SHORT TERM BOND FUND

EFFECT OF DERIVATIVE INSTRUMENTS FOR THE SIX MONTHS ENDED JULY 31, 2009

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

                                                                          LOCATION OF GAIN (LOSS) ON
                                                                            STATEMENT OF OPERATIONS
                                                                        ------------------------------
                                                                         FUTURES*     SWAP AGREEMENTS*
------------------------------------------------------------------------------------------------------
Realized Gain (Loss)
  Credit risk                                                           $      --         $(575,459)
------------------------------------------------------------------------------------------------------
  Interest rate risk                                                       38,522                --
======================================================================================================
Change in Unrealized Appreciation (Depreciation)
  Credit risk                                                           $      --         $ 523,147
------------------------------------------------------------------------------------------------------
  Interest rate risk                                                     (110,555)               --
======================================================================================================
Total                                                                   $ (72,033)        $ (52,312)
______________________________________________________________________________________________________
======================================================================================================



* The average value outstanding of futures and swap agreements was $42,079,436 and $21,758,333, respectively.

                                                   OPEN FUTURES CONTRACTS
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                UNREALIZED
                                                      NUMBER OF            MONTH/                              APPRECIATION
CONTRACT                                              CONTRACTS          COMMITMENT              VALUE        (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes                               223         September-2009/Long     $ 48,296,922        $ (64,714)
============================================================================================================================
U.S. Treasury 5 Year Notes                                37        September-2009/Short     $ (4,269,164)       $ (18,580)
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                              161        September-2009/Short      (18,882,281)        (302,690)
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Bonds                               75        September-2009/Short       (8,925,000)        (162,583)
============================================================================================================================
  Subtotal                                                                                   $(32,076,445)       $(483,853)
============================================================================================================================
     Total Futures Contracts                                                                                     $(548,567)
____________________________________________________________________________________________________________________________
============================================================================================================================



NOTE 5--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended July 31, 2009, the Fund engaged in securities sales of $768,300, which resulted in net realized gains (losses) of $(231,075).

NOTE 6--EXPENSE OFFSET ARRANGEMENT(S)

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $6,807.

NOTE 7--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended July 31, 2009, the Fund paid legal fees of $3,583 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 8--CASH BALANCES

The Fund may borrow for leveraging in an amount up to 5% of the Fund's total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon

22        AIM SHORT TERM BOND FUND
by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund's total assets.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED JULY 31, 2009 AND 2008:

                                                                              2009            2008
-------------------------------------------------------------------------------------------------------------
Ordinary income                                                           $10,507,854     $11,233,354
_____________________________________________________________________________________________________________
=============================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2009
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $    199,509
------------------------------------------------------------------------------------------------
Net unrealized appreciation -- investments                                             4,354,538
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (34,743)
------------------------------------------------------------------------------------------------
Post-October deferrals                                                               (23,249,862)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (15,072,004)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        209,722,315
================================================================================================
Total net assets                                                                    $175,919,753
________________________________________________________________________________________________
================================================================================================




  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of July 31, 2009 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
July 31, 2011                                                                      $    20,291
-----------------------------------------------------------------------------------------------
July 31, 2012                                                                        1,787,880
-----------------------------------------------------------------------------------------------
July 31, 2013                                                                        1,424,485
-----------------------------------------------------------------------------------------------
July 31, 2014                                                                        3,488,405
-----------------------------------------------------------------------------------------------
July 31, 2015                                                                        1,556,368
-----------------------------------------------------------------------------------------------
July 31, 2016                                                                          769,668
-----------------------------------------------------------------------------------------------
July 31, 2017                                                                        6,024,907
===============================================================================================
Total capital loss carryforward                                                    $15,072,004
_______________________________________________________________________________________________
===============================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended July 31, 2009 was $169,947,122 and $195,494,510, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                           $ 7,295,951
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                          (2,941,413)
================================================================================================
Net unrealized appreciation of investment securities                                 $ 4,354,538
________________________________________________________________________________________________
================================================================================================
Investments have the same cost for tax and financial statement purposes.


NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of credit default swap transactions, paydowns and dollar rolls, on July 31, 2009, undistributed net investment income was decreased by $477,786 and undistributed net realized gain
(loss) was increased by $477,786. This reclassification had no effect on the net assets of the Fund.


23        AIM SHORT TERM BOND FUND

NOTE 12--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED JULY 31,
                                                             -----------------------------------------------------------
                                                                       2009(a)                           2008
                                                             ---------------------------     ---------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     4,758,262     $ 41,424,292      4,479,355     $ 43,060,989
------------------------------------------------------------------------------------------------------------------------
  Class C                                                     3,395,383       29,367,443      2,333,766       22,420,687
------------------------------------------------------------------------------------------------------------------------
  Class R                                                       196,888        1,698,361        243,784        2,361,993
------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                    600,759        5,079,803             --               --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         1,118,346        9,641,030      1,787,697       17,176,660
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       243,726        2,104,428        186,275        1,788,947
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       344,848        2,983,934        390,297        3,751,747
------------------------------------------------------------------------------------------------------------------------
  Class R                                                         9,167           79,298          7,492           72,114
------------------------------------------------------------------------------------------------------------------------
  Class Y                                                         3,601           30,691             --               --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           475,263        4,113,635        466,626        4,487,154
========================================================================================================================
Reacquired:
  Class A(b)                                                 (4,704,836)     (40,531,513)    (2,789,552)     (26,792,769)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (3,865,932)     (33,583,140)    (3,374,819)     (32,454,065)
------------------------------------------------------------------------------------------------------------------------
  Class R                                                      (152,064)      (1,310,778)      (176,904)      (1,706,046)
------------------------------------------------------------------------------------------------------------------------
  Class Y                                                      (306,612)      (2,583,708)            --               --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                        (2,540,904)     (21,827,688)    (1,066,032)     (10,261,402)
========================================================================================================================
     Net increase (decrease) in share activity                 (424,105)    $ (3,313,912)     2,487,985     $ 23,906,009
________________________________________________________________________________________________________________________
========================================================================================================================



(a) There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 7% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
       In addition, 33% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco Aim.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

     CLASS                                                                        SHARES        AMOUNT
     --------------------------------------------------------------------------------------------------
     Class Y                                                                      70,239      $ 618,805
     --------------------------------------------------------------------------------------------------
     Class A                                                                     (70,239)      (618,805)
     __________________________________________________________________________________________________
     ==================================================================================================





24        AIM SHORT TERM BOND FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                      NET GAINS
                           NET ASSET                 (LOSSES) ON                 DIVIDENDS
                             VALUE,       NET     SECURITIES (BOTH  TOTAL FROM   FROM NET    NET ASSET               NET ASSETS,
                           BEGINNING  INVESTMENT    REALIZED AND    INVESTMENT  INVESTMENT  VALUE, END    TOTAL     END OF PERIOD
                           OF PERIOD    INCOME       UNREALIZED)    OPERATIONS    INCOME     OF PERIOD  RETURN(a)  (000S OMITTED)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 07/31/09          $ 9.48      $0.48(c)      $(0.90)        $(0.42)     $(0.51)      $8.55      (4.37)%     $ 43,695
Year ended 07/31/08            9.75       0.56(c)       (0.26)          0.30       (0.57)       9.48       3.18         45,674
Year ended 07/31/07            9.80       0.51          (0.04)          0.47       (0.52)       9.75       4.84         28,663
Year ended 07/31/06            9.93       0.40          (0.12)          0.28       (0.41)       9.80       2.92         32,851
Year ended 07/31/05           10.01       0.25(c)       (0.04)          0.21       (0.29)       9.93       2.14         29,250
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 07/31/09            9.48       0.46(c)       (0.91)         (0.45)      (0.49)       8.54      (4.72)        66,863
Year ended 07/31/08            9.75       0.54(c)       (0.26)          0.28       (0.55)       9.48       2.93         75,404
Year ended 07/31/07            9.80       0.48          (0.04)          0.44       (0.49)       9.75       4.59         83,869
Year ended 07/31/06            9.93       0.38          (0.13)          0.25       (0.38)       9.80       2.61        109,622
Year ended 07/31/05           10.01       0.22(c)       (0.04)          0.18       (0.26)       9.93       1.79        203,806
---------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 07/31/09            9.50       0.46(c)       (0.91)         (0.45)      (0.49)       8.56      (4.70)         1,643
Year ended 07/31/08            9.77       0.54(c)       (0.26)          0.28       (0.55)       9.50       2.94          1,310
Year ended 07/31/07            9.82       0.48          (0.04)          0.44       (0.49)       9.77       4.59            621
Year ended 07/31/06            9.94       0.37          (0.10)          0.27       (0.39)       9.82       2.77            477
Year ended 07/31/05           10.02       0.23(c)       (0.04)          0.19       (0.27)       9.94       1.88            158
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 07/31/09(e)         8.81       0.41(c)       (0.28)          0.13       (0.39)       8.55       1.62          2,545
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 07/31/09            9.49       0.51(c)       (0.92)         (0.41)      (0.53)       8.55      (4.19)        61,174
Year ended 07/31/08            9.76       0.60(c)       (0.27)          0.33       (0.60)       9.49       3.51         76,898
Year ended 07/31/07            9.81       0.53          (0.04)          0.49       (0.54)       9.76       5.13         67,467
Year ended 07/31/06            9.93       0.42          (0.10)          0.32       (0.44)       9.81       3.31         51,975
Year ended 07/31/05           10.01       0.28(c)       (0.04)          0.24       (0.32)       9.93       2.42         33,301
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                               RATIO OF          RATIO OF
                               EXPENSES          EXPENSES
                              TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                              NET ASSETS      ASSETS WITHOUT   INVESTMENT
                           WITH FEE WAIVERS    FEE WAIVERS       INCOME
                            AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                               ABSORBED          ABSORBED      NET ASSETS   TURNOVER(b)
---------------------------------------------------------------------------------------
CLASS A
Year ended 07/31/09              0.77%(d)          0.98%(d)       5.60%(d)      123%
Year ended 07/31/08              0.86              0.94           5.87           73
Year ended 07/31/07              0.86              0.98           5.14          101
Year ended 07/31/06              0.86              0.98           4.04           82
Year ended 07/31/05              0.86              1.00           2.53          103
---------------------------------------------------------------------------------------
CLASS C
Year ended 07/31/09              1.02(d)           1.73(d)        5.35(d)       123
Year ended 07/31/08              1.11              1.69           5.62           73
Year ended 07/31/07              1.11              1.73           4.89          101
Year ended 07/31/06              1.17              1.73           3.73           82
Year ended 07/31/05              1.21              1.66           2.18          103
---------------------------------------------------------------------------------------
CLASS R
Year ended 07/31/09              1.02(d)           1.23(d)        5.35(d)       123
Year ended 07/31/08              1.11              1.19           5.62           73
Year ended 07/31/07              1.11              1.23           4.89          101
Year ended 07/31/06              1.11              1.23           3.79           82
Year ended 07/31/05              1.11              1.16           2.28          103
---------------------------------------------------------------------------------------
CLASS Y
Year ended 07/31/09(e)           0.51(d)(f)        0.75(d)(f)     5.86(d)(f)    123
---------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 07/31/09              0.49(d)           0.56(d)        5.88(d)       123
Year ended 07/31/08              0.55              0.55           6.18           73
Year ended 07/31/07              0.58              0.58           5.42          101
Year ended 07/31/06              0.58              0.58           4.32           82
Year ended 07/31/05              0.57              0.58           2.82          103
_______________________________________________________________________________________
=======================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)  Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $45,357, $63,627, $1,413, $1,071 and $65,933 for Class A, Class C, Class R, Class Y
     and Institutional Class shares, respectively.
(e)  Commencement date of October 3, 2008.
(f)  Annualized.


25        AIM SHORT TERM BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Investment Securities Funds and Shareholders of AIM Short Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Short Term Bond Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

September 18, 2009
Houston, Texas



26        AIM SHORT TERM BOND FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2009 through July 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (02/01/09)   (07/31/09)(1)  PERIOD(2,4)    (07/31/09)   PERIOD(2,5)   RATIO(3)
---------------------------------------------------------------------------------------------------
        A           $1,000.00      $1,036.10       $3.38       $1,021.47       $3.36        0.67%
---------------------------------------------------------------------------------------------------
        C            1,000.00       1,033.60        4.64        1,020.23        4.61        0.92
---------------------------------------------------------------------------------------------------
        R            1,000.00       1,034.80        4.64        1,020.23        4.61        0.92
---------------------------------------------------------------------------------------------------
        Y            1,000.00       1,037.40        2.12        1,022.71        2.11        0.42
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2009 through July 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
(3) Effective on March 4, 2009, the Board of Trustees approved a reduced contractual advisory fee schedule for the fund. Pursuant to the new fee schedule, the fund's maximum annual advisory fee rate ranges from 0.35% (for average net assets up to $500 million) to 0.28% (for average net assets over $5 billion). Effective March 4, 2009, the fund's advisor has contractually agreed, through at least June 30, 2010, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses of Class A, Class C, Class R and Class Y shares to 0.66%, 0.91% (after 12b-1 fee waivers) 0.91% and 0.41% of average daily net assets, respectively. The annualized expense ratio restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 0.66%, 091%, 0.91% and 0.41% for the Class A, Class C, Class R and Class Y shares, respectively.
(4) The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $3.33, $4.59, $4.59 and $2.07 for Class A, Class C, Class R and Class Y shares, respectively.
(5) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect a one-half year period. The hypothetical expenses paid restated as if the changes discussed above in footnote 3 had been in effect throughout the entire most recent fiscal half year period are $3.31, $4.56, $4.56 and $2.06 for Class A, Class C, Class R and Class Y shares, respectively.


27        AIM SHORT TERM BOND FUND

Supplement to Annual Report dated 7/31/09

AIM SHORT TERM BOND FUND

INSTITUTIONAL CLASS SHARES                   ==========================================      The net annual Fund operating expense
                                                                                          ratio set forth in the most recent Fund
The following information has been           AVERAGE ANNUAL TOTAL RETURNS                 prospectus as of the date of this
prepared to provide Institutional Class      For periods ended 7/31/09                    supplement for Institutional Class shares
shareholders with a performance overview                                                  was 0.42%.(1) The total annual Fund
specific to their holdings. Institutional    Inception                             2.18%  operating expense ratio set forth in the
Class shares are offered exclusively to       5 Years                              1.98   most recent Fund prospectus as of the date
institutional investors, including defined    1 Year                              -4.19   of this supplement for Institutional Class
contribution plans that meet certain                                                      shares was 0.50%. The expense ratios
criteria.                                    ==========================================   presented above may vary from the expense
                                                                                          ratios presented in other sections of the
                                             ==========================================   actual report that are based on expenses
                                                                                          incurred during the period covered by the
                                             AVERAGE ANNUAL TOTAL RETURNS                 report.
                                             For periods ended 6/30/09, the most recent
                                             calendar quarter-end                            Please note that past performance is
                                                                                          not indicative of future results. More
                                             Inception                             2.00%  recent returns may be more or less than
                                              5 Years                              1.79   those shown. All returns assume
                                              1 Year                              -5.36   reinvestment of distributions at NAV.
                                                                                          Investment return and principal value will
                                             ==========================================   fluctuate so your shares, when redeemed,
                                                                                          may be worth more or less than their
                                             Institutional Class shares' inception date   original cost. See full report for
                                             is April 30, 2004. Returns since that date   information on comparative benchmarks.
                                             are historical returns. All other returns    Please consult your Fund prospectus for
                                             are blended returns of historical            more information. For the most current
                                             Institutional Class share performance and    month-end performance, please call
                                             restated Class C share performance (for      800 451 4246 or visit invescoaim.com.
                                             periods prior to the inception date of
                                             Institutional Class shares) at net asset     (1) Total annual operating expenses less
                                             value (NAV) and reflect the Rule 12b-1           any contractual fee waivers and/or
                                             fees applicable to Class C shares. Class C       expense reimbursements by the advisor
                                             shares' inception date is August 30, 2002.       in effect through at least June 30,
                                                                                              2010. See current prospectus for more
                                                Institutional Class shares have no            information.
                                             sales charge; therefore, performance is at
                                             NAV. Performance of Institutional Class
                                             shares will differ from performance of
                                             other share classes primarily due to
                                             differing sales charges and class
                                             expenses.

==========================================
NASDAQ SYMBOL                        ISTBX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY -- NOT FOR USE WITH THE PUBLIC

THIS MATERIAL IS FOR INSTITUTIONAL INVESTOR USE ONLY AND MAY NOT BE QUOTED, REPRODUCED,
SHOWN TO THE PUBLIC OR USED IN WRITTEN FORM AS SALES LITERATURE FOR PUBLIC USE.

                                                                                                                  [INVESCO AIM LOGO]
                                                                                                                   --SERVICE MARK--

invescoaim.com   STB-INS-1   Invesco Aim Distributors, Inc.

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2009 through July 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (02/01/09)   (07/31/09)(1)  PERIOD(2,4)    (07/31/09)   PERIOD(2,5)   RATIO(3)
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00      $1,036.20       $2.12       $1,022.71       $2.11        0.42%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2009 through July 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
(3) Effective on March 4, 2009, the Board of Trustees approved a reduced contractual advisory fee schedule for the fund. Pursuant to the new fee schedule, the fund's maximum annual advisory fee rate ranges from 0.35% (for average net assets up to $500 million) to 0.28% (for average net assets over $5 billion). Effective March 4, 2009, the fund's advisor has contractually agreed, through at least June 30, 2010, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses of the Institutional Class shares to 0.41% of average daily net assets. The annualized expense ratio restated as if this agreement had been in effect throughout the entire most recent fiscal half year is 0.41% for the Institutional Class shares.
(4) The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $2.07 for the Institutional Class shares.
(5) The hypothetical expenses paid restated as if the changes discussed above in footnote 3 had been in effect throughout the entire most recent fiscal half year are $2.06 for Institutional Class shares.


AIM SHORT TERM BOND FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees (the Board) of AIM        In addition to their meetings             particular factor that was controlling.
Investment Securities Funds is required      throughout the year, the Sub-Committees      Each Trustee may have evaluated the
under the Investment Company Act of 1940     meet at designated contract renewal          information provided differently from
to approve annually the renewal of the AIM   meetings each year to conduct an in-depth    another Trustee and attributed different
Short Term Bond Fund (the Fund) investment   review of the performance, fees, expenses,   weight to the various factors. The
advisory agreement with Invesco Aim          and other matters related to their           Trustees recognized that the advisory
Advisors, Inc. (Invesco Aim) and the         assigned funds. During the contract          arrangements and resulting advisory fees
Master Intergroup Sub-Advisory Contract      renewal process, the Trustees receive        for the Fund and the other AIM Funds are
for Mutual Funds (the sub-advisory           comparative performance and fee data         the result of years of review and
contracts) with Invesco Asset Management     regarding the AIM Funds prepared by an       negotiation between the Trustees and
Deutschland GmbH, Invesco Asset Management   independent company, Lipper, Inc.            Invesco Aim, that the Trustees may focus
Limited, Invesco Asset Management (Japan)    (Lipper), under the direction and            to a greater extent on certain aspects of
Limited, Invesco Australia Limited,          supervision of the Senior Officer who also   these arrangements in some years than in
Invesco Global Asset Management (N.A.),      prepares a separate analysis of this         others, and that the Trustees'
Inc., Invesco Hong Kong Limited, Invesco     information for the Trustees. Each           deliberations and conclusions in a
Institutional (N.A.), Inc., Invesco Senior   Sub-Committee then makes recommendations     particular year may be based in part on
Secured Management, Inc. and Invesco         to the Investments Committee regarding the   their deliberations and conclusions
Trimark Ltd. (collectively, the Affiliated   fees and expenses of their assigned funds.   regarding these same arrangements
Sub-Advisers). During contract renewal       The Investments Committee considers each     throughout the year and in prior years.
meetings held on June 16-17, 2009, the       Sub-Committee's recommendations and makes
Board as a whole, and the disinterested or   its own recommendations regarding the fees      The discussion below serves as a
"independent" Trustees voting separately,    and expenses of the AIM Funds to the full    summary of the Senior Officer's
approved the continuance of the Fund's       Board. The Investments Committee also        independent written evaluation with
investment advisory agreement and the        considers each Sub-Committee's               respect to the Fund's investment advisory
sub-advisory contracts for another year,     recommendations in making its annual         agreement as well as a discussion of the
effective July 1, 2009. In doing so, the     recommendation to the Board whether to       material factors and related conclusions
Board determined that the Fund's             approve the continuance of each AIM Fund's   that formed the basis for the Board's
investment advisory agreement and the        investment advisory agreement and            approval of the Fund's investment advisory
sub-advisory contracts are in the best       sub-advisory contracts for another year.     agreement and sub-advisory contracts.
interests of the Fund and its shareholders                                                Unless otherwise stated, information set
and that the compensation to Invesco Aim        The independent Trustees met separately   forth below is as of June 17, 2009, and
and the Affiliated Sub-Advisers under the    during their evaluation of the Fund's        does not reflect any changes that may have
Fund's investment advisory agreement and     investment advisory agreement and            occurred since that date, including but
sub-advisory contracts is fair and           sub-advisory contracts with independent      not limited to changes to the Fund's
reasonable.                                  legal counsel. The independent Trustees      performance, advisory fees, expense
                                             were also assisted in their annual           limitations and/or fee waivers.
THE BOARD'S FUND EVALUATION PROCESS          evaluation of the Fund's investment
                                             advisory agreement by the Senior Officer.    FACTORS AND CONCLUSIONS AND SUMMARY OF
The Board's Investments Committee has        One responsibility of the Senior Officer     INDEPENDENT WRITTEN FEE EVALUATION
established three Sub-Committees that are    is to manage the process by which the AIM
responsible for overseeing the management    Funds' proposed management fees are             A. Nature, Extent and Quality of
of a number of the series portfolios of      negotiated during the annual contract              Services Provided by Invesco Aim
the AIM Funds. This Sub-Committee            renewal process to ensure that they are
structure permits the Trustees to focus on   negotiated in a manner that is at arms'      The Board reviewed the advisory services
the performance of the AIM Funds that have   length and reasonable. Accordingly, the      provided to the Fund by Invesco Aim under
been assigned to them. The Sub-Committees    Senior Officer must either supervise a       the Fund's investment advisory agreement,
meet throughout the year to review the       competitive bidding process or prepare an    the performance of Invesco Aim in
performance of their assigned funds, and     independent written evaluation. The Senior   providing these services, and the
the Sub-Committees review monthly and        Officer recommended that an independent      credentials and experience of the officers
quarterly comparative performance            written evaluation be provided and, at the   and employees of Invesco Aim who provide
information and periodic asset flow data     direction of the Board, prepared an          these services. The Board's review of the
for their assigned funds. These materials    independent written evaluation.              qualifications of Invesco Aim to provide
are prepared under the direction and                                                      these services included the Board's
supervision of the independent Senior           During the annual contract renewal        consideration of Invesco Aim's portfolio
Officer, an officer of the AIM Funds who     process, the Board considered the factors    and product review process, various back
reports directly to the independent          discussed below in evaluating the fairness   office support functions provided by
Trustees. Over the course of each year,      and reasonableness of the Fund's             Invesco Aim and its affiliates, and
the Sub-Committees meet with portfolio       investment advisory agreement and            Invesco Aim's equity and fixed income
managers for their assigned funds and        sub-advisory contracts. The Board            trading operations. The Board concluded
other members of management and review       considered all of the information provided   that the nature, extent and quality of the
with these individuals the performance,      to them, including information provided at   advisory services provided to the Fund by
investment objective(s), policies,           their meetings throughout the year as part   Invesco Aim are appropriate and that
strategies and limitations of these funds.   of their ongoing oversight of the Fund,      Invesco Aim currently is providing
                                             and did not identify any                     satisfactory advisory services in
                                                                                          accordance with the terms of the Fund's
                                                                                          investment advisory

                                                                                                                           continued


28     AIM SHORT TERM BOND FUND

agreement. In addition, based on their          C. Fund Performance                       not reflect the market downturn that
ongoing meetings throughout the year with                                                 occurred in the fourth quarter of 2008.
the Fund's portfolio manager or managers,    The Board considered Fund performance as a
the Board concluded that these individuals   relevant factor in considering whether to       The Board compared the Fund's
are competent and able to continue to        approve the investment advisory agreement    sub-advisory fee rate to the effective fee
carry out their responsibilities under the   as well as the sub-advisory contracts for    rate (the advisory fee after any advisory
Fund's investment advisory agreement.        the Fund, as Invesco Institutional           fee waivers and before any expense
                                             currently manages assets of the Fund.        limitations/waivers) of one separately
   In determining whether to continue the                                                 managed account/wrap account advised by
Fund's investment advisory agreement.           The Board compared the Fund's             Invesco Institutional. The Board noted
between Invesco Aim and the Fund, as well    performance during the past one, three and   that the Fund's sub-advisory fee rate was
as the Board's knowledge of Invesco Aim's    five calendar years to the performance of    below the rate for the separately managed
operations, and concluded that it is         all funds in the Lipper performance          account/wrap account. The Board considered
beneficial to maintain the current           universe that are not managed by Invesco     that management of the separately managed
relationship, in part, because of such       Aim or an Affiliated Sub-Adviser and         account/wrap account by Invesco
knowledge. The Board also considered the     against the Lipper Short Investment Grade    Institutional involves different levels of
steps that Invesco Aim and its affiliates    Debt Funds Index. The Board noted that the   services, different operational and
continue to take to improve the quality      Fund's performance was in the third          regulatory requirements and different
and efficiency of the services they          quintile of its performance universe for     business considerations than Invesco Aim's
provide to the AIM Funds in the areas of     the one, three and five year periods (the    and Invesco Institutional's management of
investment performance, product line         first quintile being the best performing     the Fund. The Board concluded that these
diversification, distribution, fund          funds and the fifth quintile being the       differences are appropriately reflected in
operations, shareholder services and         worst performing funds). The Board noted     the fee structure for the Fund.
compliance. The Board concluded that the     that the Fund's performance was below the
quality and efficiency of the services       performance of the Index for the one,           The Board noted that Invesco Aim has
Invesco Aim and its affiliates provide to    three and five year periods. The Board       contractually agreed to waive fees and/or
the AIM Funds in each of these areas         also noted that Invesco Aim made manager     limit expenses of the Fund through at
support the Board's approval of the          and process changes in 2008 and early        least June 30, 2010 in an amount necessary
continuance of the Fund's investment         2009, and Invesco Aim believes it is too     to limit total annual operating expenses
advisory agreement.                          early to assess the impact of such changes   to a specified percentage of average daily
                                             on the Fund's performance. Although the      net assets for each class of the Fund. The
   B. Nature, Extent and Quality of          independent written evaluation of the        Board also noted that Invesco Aim has
      Services Provided by Affiliated        Fund's Senior Officer only considered Fund   agreed to reduce the per account transfer
      Sub-Advisers                           performance through the most recent          agent fee for all the retail funds,
The Board reviewed the services provided     calendar year, the Board also reviewed       including the Fund, effective July 1,
by the Affiliated Sub-Advisers under the     more recent Fund performance and this        2009.
sub-advisory contracts and the credentials   review did not change their conclusions.
and experience of the officers and           The Board noted that, in response to the        The Board also considered the services
employees of the Affiliated Sub-Advisers     Board's focus on fund performance, Invesco   provided by the Affiliated Sub-Advisers
who provide these services. The Board        Aim has taken a number of actions intended   pursuant to the sub-advisory contracts and
concluded that the nature, extent and        to improve the investment process for the    the services provided by Invesco Aim
quality of the services provided by the      funds.                                       pursuant to the Fund's advisory agreement,
Affiliated Sub-Advisers are appropriate.                                                  as well as the allocation of fees between
The Board noted that the Affiliated             D. Advisory and Sub-Advisory Fees and     Invesco Aim and the Affiliated
Sub-Advisers, which have offices and               Fee Waivers                            Sub-Advisers pursuant to the sub-advisory
personnel that are geographically                                                         contracts. The Board noted that the
dispersed in financial centers around the    The Board compared the Fund's contractual    sub-advisory fees have no direct effect on
world, can provide research and other        advisory fee rate to the contractual         the Fund or its shareholders, as they are
information and make recommendations on      advisory fee rates of funds in the Fund's    paid by Invesco Aim to the Affiliated
the markets and economies of various         Lip per expense group that are not managed   Sub-Advisers, and that Invesco Aim and the
countries and securities of companies        by Invesco Aim or an Affiliated              Affiliated Sub-Advisers are affiliates.
located in such countries or on various      Sub-Adviser, at a common asset level. The
types of investments and investment          Board noted that the Fund's contractual         After taking account of the Fund's
techniques. The Board noted that             advisory fee rate was below the median       contractual advisory fee rate, the
investment decisions for the Fund are made   contractual advisory fee rate of funds in    contractual sub-advisory fee rate, the
by Invesco Institutional (N.A.), Inc.        its expense group. The Board also reviewed   comparative advisory fee information
(Invesco Institutional). The Board           the methodology used by Lipper in            discussed above, the expense limitations
concluded that the sub-advisory contracts    determining contractual fee rates, which     and other relevant factors, the Board
benefit the Fund and its shareholders by     includes using audited financial data from   concluded that the Fund's advisory and
permitting Invesco Aim to utilize the        the most recent annual report of each fund   sub-advisory fees are fair and reasonable.
additional resources and talent of the       in the expense group that was publicly
Affiliated Sub-Advisers in managing the      available as of the end of the past             E. Economies of Scale and Breakpoints
Fund.                                        calendar year. The Board noted that some
                                             comparative data was at least one year old   The Board considered the extent to which
                                             and that other data did                      there are economies of scale in the
                                                                                          provision of advisory services to the
                                                                                          Fund. The Board also considered whether
                                                                                          the Fund benefits from such economies

                                                                                                                           continued


29     AIM SHORT TERM BOND FUND

of scale through contractual breakpoints        G. Collateral Benefits to Invesco Aim     Fund's investment of uninvested cash
in the Fund's advisory fee schedule. The           and its Affiliates                     and cash collateral from any securities
Board noted that the Fund's contractual                                                   lending arrangements in the affiliated
advisory fee schedule includes four          The Board considered various other           money market funds is in the best
breakpoints, but that due to the Fund's      benefits received by Invesco Aim and its     interests of the Fund and its
asset level at the end of the past           affiliates resulting from Invesco Aim's      shareholders.
calendar year, the Fund is not currently     relationship with the Fund, including the
benefiting from the breakpoints. The Board   fees received by Invesco Aim and its
concluded that the Fund's advisory fees      affiliates for their provision of
would reflect economies of scale at higher   administrative, transfer agency and
asset levels. The Board also noted that      distribution services to the Fund. The
the Fund shares directly in economies of     Board considered the performance of
scale through lower fees charged by third    Invesco Aim and its affiliates in
party service providers based on the         providing these services and the
combined size of all of the AIM Funds and    organizational structure employed by
affiliates.                                  Invesco Aim and its affiliates to provide
                                             these services. The Board also considered
   F. Profitability and Financial            that these services are provided to the
      Resources                              Fund pursuant to written contracts that
The Board reviewed information from          are reviewed and approved on an annual
Invesco Aim concerning the costs of the      basis by the Board. The Board concluded
advisory and other services that Invesco     that Invesco Aim and its affiliates are
Aim and its affiliates provide to the Fund   providing these services in a satisfactory
and the profitability of Invesco Aim and     manner and in accordance with the terms of
its affiliates in providing these            their contracts, and are qualified to
services. The Board also reviewed            continue to provide these services to the
information concerning the financial         Fund.
condition of Invesco Aim and its
affiliates. The Board reviewed with             The Board considered the benefits
Invesco Aim the methodology used to          realized by Invesco Aim and the Affiliated
prepare the profitability information. The   Sub-Advisers as a result of portfolio
Board considered the overall profitability   brokerage transactions executed through
of Invesco Ltd., the ultimate parent of      "soft dollar" arrangements. The Board
Invesco Aim and the Affiliated               noted that soft dollar arrangements shift
Sub-Advisers, and of Invesco Aim, as well    the payment obligation for research and
as the profitability of Invesco Aim in       execution services from Invesco Aim and
connection with managing the Fund. The       the Affiliated Sub-Advisers to the funds
Board noted that Invesco Aim continues to    and therefore may reduce Invesco Aim's and
operate at a net profit, although the        the Affiliated Sub-Advisers' expenses. The
reduction of assets under management as a    Board concluded that Invesco Aim's and the
result of market movements and the           Affiliated Sub-Advisers' soft dollar
increase in voluntary fee waivers for        arrangements are appropriate. The Board
affiliated money market funds have reduced   also concluded that, based on their review
the profitability of Invesco Aim and its     and representations made by the Chief
affiliates. The Board concluded that the     Compliance Officer of Invesco Aim, these
Fund's fees are fair and reasonable, and     arrangements are consistent with
that the level of profits realized by        regulatory requirements.
Invesco Aim and its affiliates from
providing services to the Fund is not           The Board considered the fact that the
excessive in light of the nature, quality    Fund's uninvested cash and cash collateral
and extent of the services provided. The     from any securities lending arrangements
Board considered whether Invesco Aim is      may be invested in money market funds
financially sound and has the resources      advised by Invesco Aim pursuant to
necessary to perform its obligations under   procedures approved by the Board. The
the Fund's investment advisory agreement,    Board noted that Invesco Aim will receive
and concluded that Invesco Aim has the       advisory fees from these affiliated money
financial resources necessary to fulfill     market funds attributable to such
these obligations. The Board also            investments, although Invesco Aim has
considered whether each Affiliated           contractually agreed to waive through at
Sub-Adviser is financially sound and has     least June 30, 2010, the advisory fees
the resources necessary to perform its       payable by the Fund in an amount equal to
obligations under the sub-advisory           100% of the net advisory fees Invesco Aim
contracts, and concluded that each           receives from the affiliated money market
Affiliated Sub-Adviser has the financial     funds with respect to the Fund's
resources necessary to fulfill these         investment in the affiliated money market
obligations.                                 funds of uninvested cash, but not cash
                                             collateral. The Board concluded that the


30     AIM SHORT TERM BOND FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended July 31, 2009:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     U.S. Treasury Obligations*                             0.82%



     * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.


31        AIM SHORT TERM BOND FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

        NAME, YEAR          TRUSTEE AND/
 OF BIRTH AND POSITION(S)    OR OFFICER                         PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIP(S)
    HELD WITH THE TRUST        SINCE                              DURING PAST 5 YEARS                             HELD BY TRUSTEE
--------------------------  ------------  -------------------------------------------------------------------  ---------------------
INTERESTED PERSONS

Martin L. Flanagan(1) --    2007          Executive Director, Chief Executive Officer and President, Invesco   None
1960                                      Ltd. (ultimate parent of Invesco Aim and a global investment
Trustee                                   management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds(R); Vice
                                          Chairman, Investment Company Institute; and Member of Executive
                                          Board, SMU Cox School of Business

                                          Formerly: Director, Chairman, Chief Executive Officer and
                                          President, IVZ Inc. (holding company), INVESCO Group Services, Inc.
                                          (service provider) and Invesco North American Holdings, Inc.
                                          (holding company); Director, Chief Executive Officer and President,
                                          Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd. and Chairman,
                                          Investment Company Institute

Philip A. Taylor(2) --      2006          Head of North American Retail and Senior Managing Director, Invesco  None
1954                                      Ltd.; Director, Chief Executive Officer and President, Invesco Aim
Trustee, President and                    Advisors, Inc. and 1371 Preferred Inc. (holding company); Director,
Principal Executive                       Chairman, Chief Executive Officer and President, Invesco Aim
Officer                                   Management Group, Inc. (financial services holding company) and
                                          Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc.
                                          (registered investment advisor and registered transfer agent) and
                                          AIM GP Canada Inc. (general partner for limited partnerships);
                                          Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services,
                                          Inc. (registered transfer agent) and INVESCO Distributors, Inc.
                                          (registered broker dealer); Director, President and Chairman,
                                          INVESCO Inc. (holding company) and Invesco Canada Holdings Inc.
                                          (holding company); Chief Executive Officer, AIM Trimark Corporate
                                          Class Inc. (corporate mutual fund company) and AIM Trimark Canada
                                          Fund Inc. (corporate mutual fund company); Director and Chief
                                          Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltee
                                          (registered investment advisor and registered transfer agent) and
                                          Invesco Trimark Dealer Inc. (registered broker dealer); Trustee,
                                          President and Principal Executive Officer, The AIM Family of
                                          Funds(R) (other than AIM Treasurer's Series Trust and Short-Term
                                          Investments Trust); Trustee and Executive Vice President, The AIM
                                          Family of Funds(R) (AIM Treasurer's Series Trust and Short-Term
                                          Investments Trust only); and Manager, Invesco PowerShares Capital
                                          Management LLC

                                          Formerly: President, Invesco Trimark Dealer Inc.; Director and
                                          President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada
                                          Fund Inc.; Director and President, Invesco Trimark Ltd./Invesco
                                          Trimark Ltee; Senior Managing Director, Invesco Holding Company
                                          Limited; Trustee and Executive Vice President, Tax-Free Investments
                                          Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive
                                          Officer, The AIM Family of Funds(R) (AIM Treasurer's Series Trust,
                                          Short-Term Investments Trust and Tax-Free Investments Trust only);
                                          President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund
                                          Inc.; and Director, Trimark Trust (federally regulated Canadian trust company)

INDEPENDENT TRUSTEES

Bruce L. Crockett -- 1944   2001          Chairman, Crockett Technology Associates (technology consulting      ACE Limited
Trustee and Chair                         company)                                                             (insurance company);
                                                                                                               Captaris, Inc.
                                                                                                               (unified messaging
                                                                                                               provider); and
                                                                                                               Investment Company
                                                                                                               Institute

Bob R. Baker -- 1936        2003          Retired                                                              None
Trustee

Frank S. Bayley -- 1939     1987          Retired                                                              None
Trustee
                                          Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)

James T. Bunch -- 1942      2003          Founder, Green, Manning & Bunch Ltd., (investment banking firm)      Board of Governors,
Trustee                                                                                                        Western Golf
                                                                                                               Association/Evans
                                                                                                               Scholars Foundation
                                                                                                               and Executive
                                                                                                               Committee, United
                                                                                                               States Golf
                                                                                                               Association

Albert R. Dowden -- 1941     2001         Director of a number of public and private business corporations,    Board of Nature's
Trustee                                   including the Boss Group Ltd. (private investment and management);   Sunshine Products,
                                          Continental Energy Services, LLC (oil and gas pipeline service);     Inc.
                                          Reich & Tang Funds (registered investment company); Annuity and
                                          Life Re (Holdings), Ltd. (reinsurance company), and Homeowners of
                                          America Holding Corporation/Homeowners of America Insurance
                                          Company (property casualty company)

                                          Formerly: Director, CompuDyne Corporation (provider of product and services to the public security market); Director, President and
                                          Chief Executive Officer, Volvo Group North America, Inc.; Senior
                                          Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields -- 1952       2001         Chief Executive Officer, Twenty First Century Group, Inc.            Administaff
Trustee                                   (government affairs company); and Owner and Chief Executive
                                          Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment),  Discovery Global Education Fund (non-profit) and
                                          Cross Timbers Quail Research Ranch (non-profit)

                                          Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling -- 1937     2001          Partner, law firm of Kramer Levin Naftalis and Frankel LLP           Director, Reich &
Trustee                                                                                                        Tang Funds
                                                                                                               (16 portfolios)

Prema Mathai-Davis -- 1950  2001          Retired                                                              None
Trustee

Lewis F. Pennock -- 1942    2001          Partner, law firm of Pennock & Cooper                                None
Trustee

Larry Soll -- 1942          2003          Retired                                                              None
Trustee

Raymond Stickel, Jr. --     2005          Retired                                                              None
1944
Trustee                                   Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)

(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

        NAME, YEAR          TRUSTEE AND/
 OF BIRTH AND POSITION(S)    OR OFFICER                         PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIP(S)
    HELD WITH THE TRUST        SINCE                              DURING PAST 5 YEARS                             HELD BY TRUSTEE
--------------------------  ------------  -------------------------------------------------------------------  ---------------------
OTHER OFFICERS

Russell C. Burk -- 1958     2005          Senior Vice President and Senior Officer of The AIM Family of        N/A
Senior Vice President and                 Funds(R)
Senior Officer
                                          Formerly: Director of Compliance and Assistant General Counsel,
                                          ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                          Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

John M. Zerr -- 1962        2006          Director, Senior Vice President, Secretary and General Counsel,      N/A
Senior Vice President,                    Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and
Chief Legal Officer and                   Invesco Aim Capital Management, Inc.; Director, Senior Vice
Secretary                                 President and Secretary, Invesco Aim Distributors, Inc.; Director,
                                          Vice President and Secretary, Invesco Aim Investment Services, Inc.
                                          and INVESCO Distributors, Inc.; Director and Vice President,
                                          INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal
                                          Officer and Secretary, The AIM Family of Funds(R); and Manager,
                                          Invesco PowerShares Capital Management LLC

                                          Formerly: Director, Vice President and Secretary, Fund Management
                                          Company; Vice President, Invesco Aim Capital Management, Inc.;
                                          Chief Operating Officer and General Counsel, Liberty Ridge Capital,
                                          Inc. (an investment adviser); Vice President and Secretary, PBHG
                                          Funds (an investment company); Vice President and Secretary, PBHG
                                          Insurance Series Fund (an investment company); Chief Operating
                                          Officer, General Counsel and Secretary, Old Mutual Investment
                                          Partners (a broker-dealer); General Counsel and Secretary, Old
                                          Mutual Fund Services (an administrator); General Counsel and
                                          Secretary, Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary,
                                          Old Mutual Capital, Inc. (an investment adviser); and Vice
                                          President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley -- 1959    2004          Global Compliance Director, Invesco Ltd.; and Vice President, The    N/A
Vice President                            AIM Family of Funds(R)

                                          Formerly: Senior Vice President, Invesco Aim Management Group,
                                          Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                          Aim Advisors, Inc. and The AIM Family of Funds(R); Vice President
                                          and Chief Compliance Officer, Invesco Aim Capital Management, Inc.
                                          and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim
                                          Investment Services, Inc. and Fund Management Company

Kevin M. Carome -- 1956     2003          General Counsel, Secretary and Senior Managing Director, Invesco     N/A
Vice President                            Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds
                                          Group, Inc.; Director and Executive Vice President, IVZ, Inc.,
                                          Invesco Group Services, Inc., .Invesco North American Holdings,
                                          Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President,
                                          The AIM Family of Funds(R)

                                          Formerly: Secretary, Invesco North American Holdings, Inc.; Vice
                                          President and Secretary, IVZ, Inc. and Invesco Group Services,
                                          Inc.; Senior Managing Director and Secretary, Invesco Holding
                                          Company Limited; Director, Senior Vice President, Secretary and
                                          General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                          Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                          Inc.; Director, General Counsel and Vice President, Fund Management
                                          Company; Vice President, Invesco Aim Capital Management, Inc. and
                                          Invesco Aim Investment Services, Inc.; Senior Vice President, Chief
                                          Legal Officer and Secretary, The AIM Family of Funds(R); Director
                                          and Vice President, INVESCO Distributors, Inc.; and Chief Executive
                                          Officer and President, INVESCO Funds Group, Inc.

Sheri Morris -- 1964         1999         Vice President, Treasurer and Principal Financial Officer, The AIM   N/A
Vice President, Treasurer                 Family of Funds(R); and Vice President, Invesco Aim Advisors, Inc.,
and Principal Financial                   Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset
Officer                                   Management Inc.

                                          Formerly: Assistant Vice President and Assistant Treasurer, The AIM
                                          Family of Funds(R) and Assistant Vice President, Invesco Aim
                                          Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco
                                          Aim Private Asset Management, Inc.

Karen Dunn Kelley -- 1960   2004          Head of Invesco's World Wide Fixed Income and Cash Management        N/A
Vice President                            Group; Vice President, Invesco Institutional (N.A.), Inc.
                                          (registered investment advisor); Director of Cash Management and
                                          Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim
                                          Capital Management, Inc.; Executive Vice President, Invesco Aim
                                          Distributors, Inc.; Senior Vice President, Invesco Aim Management
                                          Group, Inc.; Vice President, The AIM Family of Funds(R) (other than
                                          AIM Treasurer's Series Trust and Short-Term Investments Trust); and
                                          President and Principal Executive Officer, The AIM Family of
                                          Funds(R) (AIM Treasurer's Series Trust and Short-Term Investments
                                          Trust only)

                                          Formerly: President and Principal Executive Officer, Tax-Free
                                          Investments Trust; Director and President, Fund Management Company;
                                          Chief Cash Management Officer and Managing Director, Invesco Aim
                                          Capital Management, Inc.; and Vice President, Invesco Aim Advisors,
                                          Inc. and The AIM Family of Funds(R) (AIM Treasurer's Series Trust,
                                          Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek -- 1967     2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,      N/A
Anti-Money Laundering                     Inc., Invesco Aim Capital Management, Inc., Invesco Aim
Compliance Officer                        Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco
                                          Aim Private Asset Management, Inc. and The AIM Family of Funds(R)

                                          Formerly: Anti-Money Laundering Compliance Officer, Fund
                                          Management Company; and Manager of the Fraud Prevention
                                          Department, Invesco Aim Investment Services, Inc.

Todd L. Spillane -- 1958    2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior    N/A
Chief Compliance Officer                  Vice President and Chief Compliance Officer, Invesco Aim Advisors,
                                          Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance
                                          Officer, The AIM Family of Funds(R), Invesco Global Asset
                                          Management (N.A.), Inc. (registered investment advisor), Invesco
                                          Institutional (N.A.), Inc., (registered investment advisor),
                                          INVESCO Private Capital Investments, Inc. (holding company),
                                          Invesco Private Capital, Inc. (registered investment advisor) and
                                          Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and
                                          Invesco Aim Investment Services, Inc.

                                          Formerly: Vice President, Invesco Aim Capital Management, Inc. and
                                          Fund Management Company; and Global Head of Product Development,
                                          AIG-Global Investment Group, Inc.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's prospectus for information on the Fund's sub-advisors.

OFFICE OF THE FUND
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

COUNSEL TO THE FUND
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INVESTMENT ADVISOR
Invesco Aim Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

COUNSEL TO THE INDEPENDENT TRUSTEES
Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

DISTRIBUTOR
Invesco Aim Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

TRANSFER AGENT
Invesco Aim Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

AUDITORS
PricewaterhouseCoopers LLP
1201 Louisiana Street
Suite 2900
Houston, TX 77002-5678

CUSTODIAN
State Street Bank and Trust Company
225 Franklin
Boston, MA 02110-2801

[GO PAPERLESS
   GRAPHIC]
====================================================================================================================================

GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

-  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of    -  EFFICIENT. Stop waiting for regular mail. Your documents will
   trees used to produce paper.                                       be sent via email as soon as they're available.

-  ECONOMICAL. Help reduce your fund's printing and delivery       -  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.         with a few clicks of your mouse.


This service is provided by Invesco Aim Investment Services, Inc.

====================================================================================================================================

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise.
If you do not want the mailing of these documents to be combined with those for other members of your household, please contact
Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after October 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim
Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital
Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco
Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

   It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc.,
Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset             [INVESCO AIM LOGO]
Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser       --SERVICE MARK--
firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

                                                          invescoaim.com   STB-AR-1   Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]          ANNUAL REPORT TO SHAREHOLDERS          JULY 31, 2009
 --SERVICE MARK--

                            AIM U.S. GOVERNMENT FUND

                               [MOUNTAIN GRAPHIC]

2      Letters to Shareholders
4      Performance Summary
4      Management Discussion
6      Long-Term Fund Performance
8      Supplemental Information
9      Schedule of Investments
11     Financial Statements
13     Notes to Financial Statements
22     Financial Highlights
23     Auditor's Report
24     Fund Expenses
25     Approval of Investment Advisory and Sub-Advisory Agreements
28     Tax Information
T-1    Trustees and Officers

                                     Dear Shareholders:

                                     While the year covered by this report was difficult - for long-time investors and veteran investment professionals alike - economic conditions and market trends appeared much more
               [TAYLOR               favorable at the close of the fiscal year than at its start.
                PHOTO]
                                        The 12 months ended July 31, 2009, included a sharp market sell-off that occurred in the second half of 2008. That downturn affected virtually all sectors, markets and investors. The decline had a number of causes, the most immediate being unprecedented turmoil in credit markets. Economic uncertainty prompted banks to hoard cash and reduce lending, and caused investors to shun short-term corporate debt. As a result, businesses found it difficult to fund
            Philip Taylor            their day-to-day operations, and the U.S. economy - as well as economies around the globe -
                                     virtually froze briefly.

                                     INCREASED COMMUNICATION

                                     These developments prompted a greater-than-usual number of shareholders to contact me.

Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.

   Many of you sought explanations for the decline in the value of your accounts, while others asked more general questions about when the economy might improve. Your questions, comments and suggestions gave me better insight into what was on your minds, and I was pleased that so many of you took the time to share your thoughts with me.

   As a result, Invesco Aim's investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of "Investment Perspectives" articles on our website, invescoaim.com. Through these articles, we've tried to provide timely market commentary, general investor education information and sector updates. I hope you'll take a moment to read them and let me know if you find them useful.

   To access your Fund's latest quarterly commentary, click on "Products and Performance" at the top of our website; next, select
"Mutual Funds"; and then click on "Quarterly Commentary."

   I also hope you've stayed in touch with your financial advisor. An experienced financial advisor who is familiar with your individual investment goals, time horizon and risk tolerance can be a source of comfort and information during uncertain times. He or she can monitor your investments to ensure they're on track and can prevent you from making impulsive short-term decisions that may have adverse long-term consequences.

REASONS FOR OPTIMISM

The economy and equity markets reacted to a barrage of negative news during the year. Consumer spending - which accounts for more than two-thirds(1) of the U.S. economy - was sluggish as unemployment rose; more workers worried about their job security; home and portfolio values declined; and credit became more difficult to obtain.

   In his semiannual monetary policy report to Congress in late July, U.S. Federal Reserve Board Chairman Ben Bernanke summarized the stresses and strains the U.S. and global economies suffered in late 2008 and early 2009. Importantly, he suggested that the aggressive, coordinated actions taken by governments and central banks around the world finally may be yielding results. He testified that in recent months:

   -  The pace of overall economic decline appears to have slowed significantly.

   - Credit availability, for consumers and businesses, has improved noticeably.

   -  Investors' extreme risk aversion has eased somewhat.

   -  The decline in housing activity appears to have moderated.

   While these and other trends offer encouragement, uncertainties remain. Chairman Bernanke testified that he anticipates a gradual recovery in 2010 with some acceleration in economic growth in 2011, together with subdued inflation over the next two years. His considered judgment appears to be shared by investors who have begun to return, cautiously, to the equities market, causing major
U.S. stock-market indexes to bounce off their March lows.

A SINGLE FOCUS

I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest(2) and most diversified global asset managers. It provides clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.

   Our investment professionals have managed clients' money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.

   If you have questions about this report or your account, please contact one of our client services representatives at 800 959
4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.

   Thank you for investing with us. All of us at Invesco Aim look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1) Reuters;

(2) Pensions & Investments


2     AIM U.S. GOVERNMENT FUND

                                     Dear Fellow Shareholders:

                                     Although the economy and financial markets have shown some signs of hope, investors remain
              [CROCKETT              rightfully cautious. Staying with an appropriately diversified investment program focused on
                PHOTO]               your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.

                                        Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance
            Bruce Crockett           performance in ways that put your interests first.

                                        We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.'s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market's decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim
Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals."

   The website also contains news and market information, investment education and planning information and current reports and prospectuses for all the AIM Funds and I highly recommend it to you.

   You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3     AIM U.S. GOVERNMENT FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================   allows all investment professionals to
PERFORMANCE SUMMARY                                                                       communicate in a timely manner.

For the fiscal year ended July 31, 2009, Class A Shares of AIM U.S. Government Fund, at      Portfolio construction begins with a
net asset value (NAV), outperformed the Fund's style-specific index, the Barclays         well-defined Fund design that establishes
Capital U.S. Government Index, and underperformed its broad market index, the Barclays    the target investment vehicles for
Capital U.S. Aggregate Index.(Triangle) The Fund's outperformance versus its style-       generating the desired "alpha" (the extra
specific index was mainly due to its allocation to agency mortgage-backed securities      return above a specific benchmark) as well
(MBS), which outperformed both Treasuries and agency debentures. Underperformance         as the risk parameters for the Fund.
relative to the Fund's broad market index can be attributed to the absence of credit      Investment vehicles are evaluated for
related exposures in the Fund.                                                            liquidity and risk versus relative value.
                                                                                          Working closely with sector specialists
   Your Fund's long-term performance appears later in this report.                        and traders we determine the timing and
                                                                                          amount of each "alpha" decision to use in
FUND VS. INDEXES                                                                          the portfolio.

Total returns, 7/31/08 to 7/31/09, at net asset value (NAV). Performance shown does not      Sell decisions are based on:
include applicable contingent deferred sales charges (CDSC) or front-end sales charges,
which would have reduced performance.                                                     -  A conscious decision to alter the
                                                                                             Fund's macro risk exposure (for
Class A Shares                                                                     6.93%     example, duration, yield curve
Class B Shares                                                                     6.01      positioning, sector exposure).
Class C Shares                                                                     6.02
Class R Shares                                                                     6.54   -  The need to limit or reduce exposure to
Class Y Shares*                                                                    7.13      a particular sector or issuer.
Investor Class Shares                                                              6.82
Barclays Capital U.S. Aggregate Index(Triangle) (Broad Market Index)               7.85   -  Realignment of a valuation target.
Barclays Capital U.S. Government Index(Triangle) (Style-Specific Index)            6.67
Lipper Intermediate U.S. Government Funds Index(Triangle) (Peer Group Index)       6.92   -  Presentation of a better relative value
                                                                                             opportunity.
(Triangle) Lipper Inc.
                                                                                          MARKET CONDITIONS AND YOUR FUND
*  Share class incepted during the fiscal year. See page 7 for a detailed explanation
   of Fund performance.                                                                   The economic environment that encompassed
=======================================================================================   the reporting period was one of historic
                                                                                          proportions. The collapse of the U.S.
HOW WE INVEST                                   We believe dynamic and complex            housing, manufacturing, retail and finance
                                             fixed-income markets may create              sectors, as well as the absence of
We invest primarily in U.S. Treasury         opportunities for investors that are best    properly functioning credit markets, all
obligations and obligations issued or        captured by independent specialist           contributed to one of the weakest economic
guaranteed by U.S. government agencies and   decision makers interconnected as a global   periods on record. Gross domestic product
instrumentalities. The Fund may use          team. We use this philosophy in an effort    (GDP), the broadest measure of overall
enhanced investment techniques such as       to achieve a high level of current income    U.S. economic activity, reflected a
derivatives, including Treasury futures      consistent with concern for safety of        shrinking economy during each of the
and options on Treasury futures, and         principal.                                   calendar quarters covered by this
engage in mortgage dollar roll                                                            report.(1)
transactions, a form of repurchase              Our security selection is supported by
agreement activity in the highly liquid      a team of independent specialists. Team         The U.S. Federal Reserve Board (the
"To-Be-Announced" (TBA) market for agency    members conduct top-down macroeconomic as    Fed) moved aggressively throughout the
MBS. TBA means that the underlying           well as bottom-up analysis on individual     Fund's fiscal year to attempt to stimulate
mortgages comprising an MBS pool have not    securities. Recommendations are              economic growth and enhance market
been determined at the time of the           communicated to portfolio managers through   liquidity. Between October and December
transaction.                                 proprietary technology that                  2008, the federal funds target rate was
                                                                                          lowered from 2.00% to a range of zero to
==========================================   ==========================================   0.25%.(2) The Fed also began its program
PORTFOLIO COMPOSITION                        TOP 10 FIXED INCOME ISSUERS*                 of quantitative easing by beginning to buy
                                                                                          up to $300 billion in Treasuries, $1.25
By security type based on total              1.  Freddie Mac REMICS                42.1%  trillion in agency mortgage backed
investments                                  2.  Federal National Mortgage                securities and $200 billion in agency
                                                 Association                       17.3   debentures.(2) In doing so, the Fed hoped
U.S. Government Sponsored                    3.  Fannie Mae REMICS                 16.3   to stimulate an economic recovery by
Mortgage-Backed Securities            86.0%  4.  Federal Home Loan Mortgage Corp.  10.1   keeping long-term interest rates low and
U.S. Government Sponsored                    5.  Government National Mortgage             making more money available to consumers
Agency Securities                      9.1       Association                        5.3   and businesses.
U.S. Treasury Securities               3.6   6.  U.S. Treasury                      3.8
Foreign Sovereign Debt                 0.3   7.  Federal Farm Credit Bank           3.8      In light of the failures at Lehman
Money Market Funds                     1.0   8.  Federal Home Loan Bank             3.4   Brothers and Washington Mutual (not Fund
==========================================   9.  Fannie Mae Grantor Trust           1.3   holdings), government interventions into
                                             10. Ginnie Mae REMICS                  1.0   the financial markets were plentiful
==========================================   ==========================================   throughout the Fund's fiscal year.
Total Net Assets            $648.8 million                                                Government bailouts of American

Total Number of Holdings*              639
==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.


4     AIM U.S. GOVERNMENT FUND

International Group (AIG) (not a Fund           Security selection, especially among                  CLINT DUDLEY
holding) Fannie Mae and Freddie Mac, along   the varieties of agency MBS, was a key                   Chartered Financial Analyst,
with extraordinary liquidity measures such   component of relative and absolute                       portfolio manager, is manager
as the $700 billion Troubled Asset           performance for the Fund during the fiscal               of AIM U.S. Government Fund.
Recovery Program (TARP) and the $787         year. Earlier in the period, our focus on       DUDLEY   He joined Invesco Aim in 1998.
billion stimulus spending program, were      higher coupon MBS was a detractor from          PHOTO]   Mr. Dudley earned a B.B.A. and
some of the emergency actions taken by the   relative performance versus the MBS                      an M.B.A. from Baylor. He is a
government to support the U.S. financial     component of the broad market index as                   member of the CFA Institute.
system and the overall economy. Shaken       lower coupons outperformed due to lower
investor confidence, volatility and          prepayment risk from refinancing activity.               BRIAN SCHNEIDER
impaired liquidity characterized the         During the first half of 2009, positions                 Chartered Financial Analyst,
credit markets during much of the period.    in Government National Mortgage                          senior portfolio manager, is
                                             Association (GNMA) passthroughs and short                manager of AIM U.S. Government
   While credit spreads (the difference      average life agency CMOs proved to be some               Fund. He joined Invesco in
between yields on credit sensitive bonds     of the most beneficial positions within       [SCHNEIDER 1987. Mr. Schneider earned a
and U.S. Treasuries) increased to            the Fund.                                        PHOTO]  B.A. in economics and an
historically wide levels during 2008,                                                                 M.B.A. from Bellarmine
government bond yields fell sharply as          Our duration positioning was a                        College. He is a member of the
investors sought the safety and liquidity    detractor from performance over the                      CFA Institute.
of the U.S. Treasury market.(3) Beginning    reporting period. While U.S. Treasury
in early 2009, demand for credit sensitive   rates fell during the height of the credit
bonds returned, pushing prices higher and    crisis, we carried a marginally short
starting a rally that continued through      duration relative to our benchmark. As
July 2009.(3) This shift in investor         rates rose later in the reporting period,
preference, along with renewed concerns      we transitioned to a near neutral duration
about future inflation, pushed government    posture. We mainly used U.S. Treasury note
bond prices lower in 2009, especially for    futures contracts to manage portfolio
intermediate and longer maturities, but      duration within plus or minus 10% of our
not enough to negate the significant gains   style-specific benchmark duration for much
experienced earlier in the period.           of the reporting period.

   In the volatile market environment that      The performance attributed to yield
characterized the period, sector             curve positioning within the Fund proved
allocation and security selection were       disappointing during the period. The Fund
important factors affecting Fund             was positioned for the yield curve to
performance on an absolute and relative      flatten (yields on long bonds to
basis to both the style-specific and broad   outperform yields on short bonds) during
market indexes. As a whole, sector           much of the second quarter of 2009.
decisions were beneficial to relative Fund   However, the increase in long Treasury
performance, especially during the latter    supply pushed the yield curve to
part of the reporting period as our          historically steep levels.
allocation to agency MBS passthroughs,
collateralized mortgage obligations (CMOs)      We thank you for your investment in AIM
and TBAs significantly outperformed U.S.     U.S. Government Fund.
Treasuries.
                                             (1) Bureau of Economic Analysis
   Versus the broad market index, our
constraint of investing in                   (2) U.S. Federal Reserve
government-related securities precluded us
from owning corporate non-agency MBS and     (3) Barclays Capital
other credit sensitive sectors. Prices in
those sectors rallied significantly while    The views and opinions expressed in
agency debentures saw small price            management's discussion of Fund
increases and Treasuries saw price           performance are those of Invesco Aim
decreases during the first seven months of   Advisors, Inc. These views and opinions
2009. We maintained consistently             are subject to change at any time based on
underweight positions in U.S. agency         factors such as market and economic
debentures throughout the reporting          conditions. These views and opinions may
period, believing there was better           not be relied upon as investment advice or
relative value in agency MBS. Smaller        recommendations, or as an offer for a
tactical movements in and out of the         particular security. The information is
Treasury Inflation Protection Securities     not a complete analysis of every aspect of
(TIPS) sector during the reporting period    any market, country, industry, security or
produced positive results for the            the Fund. Statements of fact are from
portfolio.                                   sources considered reliable, but Invesco
                                             Aim Advisors, Inc. makes no representation
                                             or warranty as to their completeness or
                                             accuracy. Although historical performance
                                             is no guarantee of future results, these
                                             insights may help you understand our
                                             investment management philosophy.

                                             See important Fund and index disclosures
                                             later in this report.


5     AIM U.S. GOVERNMENT FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            reflect deduction of taxes a shareholder     segment representing a percent change in
comparable future results.                   would pay on Fund distributions or sale of   the value of the investment. In this
                                             Fund shares.                                 chart, each segment represents a doubling,
   The data shown in the chart include                                                    or 100% change, in the value of the
reinvested distributions, applicable sales      This chart, which is a logarithmic        investment. In other words, the space
charges and Fund expenses including          chart, presents the fluctuations in the      between $5,000 and $10,000 is the same
management fees. Index results include       value of the Fund and its indexes. We        size as the space between $10,000 and
reinvested dividends, but they do not        believe that a logarithmic chart is more     $20,000, and so on.
reflect sales charges. Performance of the    effective than other types of charts in
peer group reflects fund expenses and        illustrating changes in value during the
management fees; performance of a market     early years shown in the chart. The
index does not. Performance shown in the     vertical axis, the one that indicates the
chart and table(s) does not                  dollar value of an investment, is
                                             constructed with each


6     AIM U.S. GOVERNMENT FUND

                                                      AIM U.S. GOVERNMENT FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT - OLDEST SHARE CLASS WITH SALES CHARGES SINCE INCEPTION

Fund data from 4/28/87, index data from 4/30/87

                                                      Barclays
              AIM U.S.             Barclays         Capital U.S.
          Government Fund-       Capital U.S.        Aggregate
  Date     Class A Shares    Government Index(1)      Index(1)

4/28/87        $ 9525
   4/87          9563               $10000             $10000
   5/87          9554                 9957               9961
   6/87          9697                10073              10098
   7/87          9726                10053              10090
   8/87          9736                 9996              10036
   9/87          9629                 9802               9822
  10/87          9766                10183              10172
  11/87          9845                10234              10254
  12/87          9925                10356              10393
   1/88         10136                10694              10759
   2/88         10247                10809              10887
   3/88         10216                10697              10784
   4/88         10226                10640              10726
   5/88         10226                10564              10654
   6/88         10372                10798              10911
   7/88         10372                10724              10854
   8/88         10372                10746              10882
   9/88         10510                10980              11129
  10/88         10617                11174              11338
  11/88         10574                11042              11200
  12/88         10564                11084              11213
   1/89         10684                11225              11374
   2/89         10674                11133              11292
   3/89         10707                11202              11341
   4/89         10863                11442              11578
   5/89         11031                11712              11882
   6/89         11246                12102              12244
   7/89         11417                12358              12504
   8/89         11349                12150              12319
   9/89         11395                12202              12382
  10/89         11593                12518              12687
  11/89         11698                12639              12808
  12/89         11757                12661              12842
   1/90         11697                12481              12690
   2/90         11756                12506              12731
   3/90         11780                12504              12740
   4/90         11743                12393              12623
   5/90         11987                12739              12997
   6/90         12123                12941              13206
   7/90         12296                13106              13388
   8/90         12272                12924              13210
   9/90         12372                13048              13319
  10/90         12499                13261              13488
  11/90         12677                13555              13778
  12/90         12857                13764              13993
   1/91         12987                13912              14166
   2/91         13052                13992              14287
   3/91         13145                14063              14383
   4/91         13251                14217              14541
   5/91         13344                14272              14626

====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   6/91         13371                14252              14619
   7/91         13519                14421              14821
   8/91         13723                14756              15142
   9/91         13943                15065              15449
  10/91         14123                15197              15621
  11/91         14248                15349              15764
  12/91         14528                15872              16232
   1/92         14401                15625              16012
   2/92         14462                15686              16116
   3/92         14408                15595              16025
   4/92         14541                15693              16141
   5/92         14731                15982              16445
   6/92         14967                16211              16671
   7/92         15145                16620              17012
   8/92         15310                16775              17184
   9/92         15491                17012              17388
  10/92         15308                16767              17157
  11/92         15274                16742              17163
  12/92         15433                17019              17434
   1/93         15642                17381              17768
   2/93         15867                17729              18079
   3/93         15925                17788              18154
   4/93         16029                17925              18281
   5/93         16010                17906              18304
   6/93         16224                18303              18636
   7/93         16268                18415              18741
   8/93         16488                18826              19070
   9/93         16535                18897              19122
  10/93         16583                18969              19194
  11/93         16408                18761              19030
  12/93         16526                18833              19133
   1/94         16706                19091              19392
   2/94         16459                18687              19055
   3/94         16042                18267              18585
   4/94         15891                18123              18437
   5/94         15925                18100              18434
   6/94         15907                18058              18393
   7/94         16146                18390              18759
   8/94         16180                18394              18782
   9/94         16007                18135              18506
  10/94         16007                18121              18489
  11/94         15901                18088              18448
  12/94         15954                18198              18575
   1/95         16202                18537              18943
   2/95         16525                18936              19393
   3/95         16579                19054              19512
   4/95         16778                19303              19785
   5/95         17361                20082              20551
   6/95         17489                20236              20701
   7/95         17447                20161              20655
   8/95         17646                20398              20904
   9/95         17810                20595              21108
  10/95         18049                20908              21382
  11/95         18309                21234              21703
  12/95         18550                21535              22007
   1/96         18669                21668              22153
   2/96         18327                21226              21768
   3/96         18197                21049              21617
   4/96         18104                20915              21495
   5/96         18030                20879              21452
   6/96         18212                21149              21740
   7/96         18276                21201              21799
   8/96         18221                21154              21763
   9/96         18485                21505              22142
  10/96         18853                21978              22632
  11/96         19162                22360              23020
  12/96         18984                22132              22806
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   1/97         19051                22157              22876
   2/97         19075                22187              22933
   3/97         18894                21952              22679
   4/97         19170                22269              23018
   5/97         19322                22461              23236
   6/97         19559                22713              23512
   7/97         20052                23358              24146
   8/97         19866                23127              23940
   9/97         20150                23475              24293
  10/97         20414                23881              24645
  11/97         20485                24003              24759
  12/97         20708                24254              25008
   1/98         20955                24617              25329
   2/98         20938                24550              25310
   3/98         20988                24620              25397
   4/98         21062                24731              25529
   5/98         21268                24985              25772
   6/98         21432                25269              25990
   7/98         21483                25308              26045
   8/98         21898                25966              26469
   9/98         22384                26666              27089
  10/98         22297                26575              26946
  11/98         22326                26584              27099
  12/98         22402                26644              27180
   1/99         22500                26798              27374
   2/99         22082                26161              26896
   3/99         22181                26264              27045
   4/99         22210                26323              27131
   5/99         22001                26092              26894
   6/99         21838                26039              26808
   7/99         21810                26002              26694
   8/99         21830                26001              26680
   9/99         22020                26212              26990
  10/99         22088                26254              27089
  11/99         22083                26218              27088
  12/99         21980                26049              26957
   1/00         21901                26085              26869
   2/00         22122                26456              27194
   3/00         22319                26921              27552
   4/00         22314                26846              27473
   5/00         22310                26864              27460
   6/00         22638                27343              28032
   7/00         22762                27607              28286
   8/00         23017                28016              28696
   9/00         23194                28095              28876
  10/00         23320                28364              29068
  11/00         23681                28922              29543
  12/00         24041                29498              30091
   1/01         24293                29795              30583
   2/01         24468                30134              30849
   3/01         24529                30240              31004
   4/01         24429                29931              30876
   5/01         24514                30030              31062
   6/01         24573                30168              31179
   7/01         25016                30892              31876
   8/01         25241                31276              32241
   9/01         25715                31820              32617
  10/01         26248                32641              33299
  11/01         25801                31909              32840
  12/01         25510                31631              32632
   1/02         25691                31836              32896
   2/02         25955                32130              33215
   3/02         25577                31431              32662
   4/02         26050                32180              33296
   5/02         26242                32373              33579
   6/02         26468                32826              33869
   7/02         26868                33547              34278
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   8/02         27268                34212              34856
   9/02         27805                35014              35421
  10/02         27672                34732              35259
  11/02         27473                34433              35250
  12/02         28061                35268              35978
   1/03         27971                35179              36009
   2/03         28281                35747              36507
   3/03         28117                35645              36479
   4/03         28280                35810              36780
   5/03         28654                36740              37466
   6/03         28559                36547              37391
   7/03         27679                35036              36134
   8/03         27704                35232              36374
   9/03         28353                36257              37337
  10/03         28103                35740              36989
  11/03         28218                35782              37077
  12/03         28427                36099              37455
   1/04         28578                36397              37756
   2/04         28761                36833              38165
   3/04         28881                37158              38451
   4/04         28411                36040              37450
   5/04         28314                35906              37300
   6/04         28461                36052              37511
   7/04         28635                36388              37883
   8/04         28967                37096              38606
   9/04         28950                37172              38710
  10/04         29092                37468              39035
  11/04         29004                37022              38724
  12/04         29109                37354              39080
   1/05         29182                37588              39325
   2/05         29094                37323              39093
   3/05         29013                37198              38892
   4/05         29265                37795              39419
   5/05         29385                38233              39845
   6/05         29441                38448              40062
   7/05         29397                37984              39698
   8/05         29552                38544              40207
   9/05         29440                38089              39792
  10/05         29328                37821              39478
  11/05         29410                37992              39652
  12/05         29560                38344              40029
   1/06         29619                38279              40031
   2/06         29640                38339              40164
   3/06         29492                37994              39770
   4/06         29480                37888              39698
   5/06         29433                37896              39656
   6/06         29489                38002              39740
   7/06         29719                38455              40277
   8/06         29986                38998              40894
   9/06         30148                39346              41253
  10/06         30311                39551              41526
  11/06         30475                39953              42007
  12/06         30499                39677              41764
   1/07         30557                39628              41747
   2/07         30906                40238              42390
   3/07         31004                40248              42392
   4/07         31141                40449              42620
   5/07         30879                40131              42297
   6/07         30836                40115              42172
   7/07         31117                40686              42524
   8/07         31325                41301              43045
   9/07         31463                41562              43372
  10/07         31778                41867              43761
  11/07         32168                43017              44548
  12/07         32345                43112              44673
   1/08         33012                44145              45424
   2/08         33183                44562              45487
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   3/08         33316                44858              45642
   4/08         33106                44228              45547
   5/08         33004                43744              45213
   6/08         33211                43999              45176
   7/08         33381                44192              45139
   8/08         33701                44643              45568
   9/08         33674                44844              44956
  10/08         33405                44721              43894
  11/08         34968                46841              45323
  12/08         36105                48454              47014
   1/09         35433                47249              46599
   2/09         35352                47120              46423
   3/09         36193                47976              47069
   4/09         35621                47338              47294
   5/09         35397                46979              47637
   6/09         35450                46917              47908
   7/09         35708                47141              48681
====================================================================================================================================

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                    THE PERFORMANCE DATA QUOTED REPRESENT
                                                                                          PAST PERFORMANCE AND CANNOT GUARANTEE
As of 7/31/09, including maximum             As of 6/30/09, the most recent calendar      COMPARABLE FUTURE RESULTS; CURRENT
applicable sales charges                     quarter-end, including maximum applicable    PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
                                             sales charges                                VISIT invescoaim.com FOR THE MOST RECENT
CLASS A SHARES                                                                            MONTH-END PERFORMANCE. PERFORMANCE FIGURES
Inception (4/28/87)                   5.89%  CLASS A SHARES                               REFLECT REINVESTED DISTRIBUTIONS, CHANGES
10 Years                              4.54   Inception (4/28/87)                   5.88%  IN NET ASSET VALUE AND THE EFFECT OF THE
 5 Years                              3.50   10 Years                              4.46   MAXIMUM SALES CHARGE UNLESS OTHERWISE
 1 Year                               1.85    5 Years                              3.48   STATED. INVESTMENT RETURN AND PRINCIPAL
                                              1 Year                               1.66   VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE
CLASS B SHARES                                                                            A GAIN OR LOSS WHEN YOU SELL SHARES.
Inception (9/7/93)                    4.54%  CLASS B SHARES
10 Years                              4.42   Inception (9/7/93)                    4.52%     THE TOTAL ANNUAL FUND OPERATING EXPENSE
 5 Years                              3.37   10 Years                              4.34   RATIO SET FORTH IN THE MOST RECENT FUND
 1 Year                               1.01    5 Years                              3.37   PROSPECTUS AS OF THE DATE OF THIS REPORT
                                              1 Year                               0.93   FOR CLASS A, CLASS B, CLASS C, CLASS R,
CLASS C SHARES                                                                            CLASS Y AND INVESTOR CLASS SHARES WAS
Inception (8/4/97)                    4.21%  CLASS C SHARES                               1.06%, 1.81%, 1.81%, 1.31%, 0.81% AND
10 Years                              4.27   Inception (8/4/97)                    4.18%  1.02%, RESPECTIVELY. THE EXPENSE RATIOS
 5 Years                              3.74   10 Years                              4.18   PRESENTED ABOVE MAY VARY FROM THE EXPENSE
 1 Year                               5.02    5 Years                              3.70   RATIOS PRESENTED IN OTHER SECTIONS OF THIS
                                              1 Year                               4.82   REPORT THAT ARE BASED ON EXPENSES INCURRED
CLASS R SHARES                                                                            DURING THE PERIOD COVERED BY THIS REPORT.
10 Years                              4.79%  CLASS R SHARES
 5 Years                              4.25   10 Years                              4.70%     CLASS A SHARE PERFORMANCE REFLECTS THE
 1 Year                               6.54    5 Years                              4.21   MAXIMUM 4.75% SALES CHARGE, AND CLASS B
                                              1 Year                               6.35   AND CLASS C SHARE PERFORMANCE REFLECTS THE
CLASS Y SHARES                                                                            APPLICABLE CONTINGENT DEFERRED SALES
10 Years                              5.07%  CLASS Y SHARES                               CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
 5 Years                              4.55   10 Years                              4.98%  CDSC ON CLASS B SHARES DECLINES FROM 5%
 1 Year                               7.13    5 Years                              4.52   BEGINNING AT THE TIME OF PURCHASE TO 0% AT
                                              1 Year                               6.91   THE BEGINNING OF THE SEVENTH YEAR. THE
INVESTOR CLASS SHARES                                                                     CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
10 Years                              5.07%  INVESTOR CLASS SHARES                        YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
 5 Years                              4.55   10 Years                              4.99%  HAVE A FRONT-END SALES CHARGE; RETURNS
 1 Year                               6.82    5 Years                              4.51   SHOWN ARE AT NET ASSET VALUE AND DO NOT
                                              1 Year                               6.63   REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
==========================================   ==========================================   ON A TOTAL REDEMPTION OF RETIREMENT PLAN
                                                                                          ASSETS WITHIN THE FIRST YEAR. CLASS Y
CLASS R SHARES' INCEPTION DATE IS JUNE 3,    THE RESTATED CLASS A SHARE PERFORMANCE       SHARES AND INVESTOR CLASS SHARES DO NOT
2002. RETURNS SINCE THAT DATE ARE            REFLECTS THE RULE 12B-1 FEES APPLICABLE TO   HAVE A FRONT-END SALES CHARGE OR A CDSC;
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    CLASS A SHARES AS WELL AS ANY FEE WAIVERS    THEREFORE, PERFORMANCE IS AT NET ASSET
BLENDED RETURNS OF HISTORICAL CLASS R        OR EXPENSE REIMBURSEMENTS RECEIVED BY        VALUE.
SHARE PERFORMANCE AND RESTATED CLASS A       CLASS A SHARES. CLASS A SHARES' INCEPTION
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      DATE IS APRIL 28, 1987.                         THE PERFORMANCE OF THE Fund's SHARE
THE INCEPTION DATE OF CLASS R SHARES) AT                                                  CLASSES WILL DIFFER PRIMARILY DUE TO
NET ASSET VALUE, ADJUSTED TO REFLECT THE        INVESTOR CLASS SHARES' INCEPTION DATE     DIFFERENT SALES CHARGE STRUCTURES AND
HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS   IS SEPTEMBER 30, 2003. RETURNS SINCE THAT    CLASS EXPENSES.
R SHARES. CLASS A SHARES' INCEPTION DATE     DATE ARE HISTORICAL RETURNS. ALL OTHER
IS APRIL 28, 1987.                           RETURNS ARE BLENDED RETURNS OF HISTORICAL
                                             INVESTOR CLASS SHARE PERFORMANCE AND
   CLASS Y SHARES' INCEPTION DATE IS         RESTATED CLASS A SHARE PERFORMANCE (FOR
OCTOBER 3, 2008; RETURNS SINCE THAT DATE     PERIODS PRIOR TO THE INCEPTION DATE OF
ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE    INVESTOR CLASS SHARES) AT NET ASSET VALUE,
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      WHICH RESTATED PERFORMANCE WILL REFLECT
PERFORMANCE AND RESTATED CLASS A SHARE       THE RULE 12B-1 FEES APPLICABLE TO CLASS A
PERFORMANCE (FOR PERIODS PRIOR TO THE        SHARES FOR THE PERIOD USING BLENDED
INCEPTION DATE OF CLASS Y SHARES) AT NET     RETURNS. CLASS A SHARES' INCEPTION DATE IS
ASSET VALUE.                                 APRIL 28, 1987.

continued from page 8

   for shareholder transactions. Generally      financial reporting purposes, and as         differ from the net asset values and
   accepted accounting principles require       such, the net asset values for               returns reported in the Financial
   adjustments to be made to the net            shareholder transactions and the             Highlights.
   assets of the Fund at period end for         returns based on those net asset values
                                                may


7     AIM U.S. GOVERNMENT FUND

AIM U.S. GOVERNMENT Fund's INVESTMENT OBJECTIVE IS A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH REASONABLE CONCERN FOR SAFETY OF
PRINCIPAL.

-  Unless otherwise stated, information presented in this report is as of July 31, 2009, and is based on total net assets .

-  Unless otherwise noted, all data provided by Invesco Aim.


ABOUT SHARE CLASSES                          -  Since a large percentage of the Fund's    -  The BARCLAYS CAPITAL U.S. GOVERNMENT
                                                assets may be invested in securities of      INDEX consists of securities issued by
-  Effective September 30, 2003, for            a limited number of companies, each          the U.S. Government including public
   qualified plans only, those previously       investment has a greater effect on the       obligations of the U.S. Treasury with a
   established are eligible to purchase         Fund's overall performance, and any          remaining maturity of one year or more
   Class B shares of any AIM fund. Please       change in the value of those securities      or publicly issued debt of U.S.
   see the prospectus for more                  could significantly affect the value of      Government agencies, quasi-federal
   information.                                 your investment in the Fund.                 corporations, and corporate or foreign
                                                                                             debt guaranteed by the U.S. Government.
-  Class R shares are available only to      -  There is no guarantee that the
   certain retirement plans. Please see         investment techniques and risk analysis   -  The LIPPER INTERMEDIATE U.S. GOVERNMENT
   the prospectus for more information.         used by the Fund's portfolio managers        FUNDS INDEX is an equally weighted
                                                will produce the desired results.            representation of the largest funds in
-  Class Y shares are available to only                                                      the Lipper Intermediate U.S. Government
   certain investors. Please see the         -  The prices of securities held by the         Funds category. These funds invest at
   prospectus for more information.             Fund may decline in response to market       least 65% of their assets in securities
                                                risks.                                       issued or guaranteed by the U.S.
-  All Investor Class shares are closed to                                                   government, its agencies, or its
   new investors. Contact your financial     -  Reinvestment risk is the risk that a         instrumentalities, with dollar-weighted
   advisor about purchasing our other           bond's cash flows will be reinvested at      average maturities of five to ten
   share classes.                               an interest rate below that of the           years.
                                                original bond.
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                  -  The Fund is not managed to track the
                                             -  Reverse repurchase agreements and            performance of any particular index,
-  The Fund may use enhanced investment         dollar-roll transactions involve the         including the indexes defined here, and
   techniques such as derivatives. The          risk that the market value of                consequently, the performance of the
   principal risk of derivatives is that        securities to be purchased by the Fund       Fund may deviate significantly from the
   the fluctuations in their values may         may decline below the price at which         performance of the indexes.
   not correlate perfectly with the             the Fund is obligated to repurchase
   overall securities markets. Derivatives      them, or that the other party may         -  A direct investment cannot be made in
   are subject to counterparty risk-the         default on its obligation such that the      an index. Unless otherwise indicated,
   risk that the other party will not           Fund is delayed or prevented from            index results include reinvested
   complete the transaction with the Fund.      completing the transaction.                  dividends, and they do not reflect
                                                                                             sales charges. Performance of an index
-  Dollar-roll transactions involve the      -  The Fund may invest in obligations           of funds reflects fund expenses;
   risk that the market value of                issued by agencies and                       performance of a market index does not.
   securities to be purchased by the Fund       instrumentalities of the U.S.
   may decline below the price at which         government that may vary in the level     OTHER INFORMATION
   the Fund is obligated to repurchase          of support they receive from the U.S.
   them, or that the other party may            government. The U.S. government may       -  Industry classifications used in this
   default on its obligation such that the      choose not to provide financial support      report are generally according to the
   Fund is delayed or prevented from            to U.S.-government- sponsored agencies       Global Industry Classification
   completing the transaction.                  or instrumentalities if it is not            Standard, which was developed by and is
                                                legally obligated to do so. In this          the exclusive property and a service
-  High-coupon, U.S. government agency          case, if the issuer defaulted, the fund      mark of MSCI Inc. and Standard &
   mortgage-backed securities provide a         holding securities of such an issuer         Poor's.
   higher coupon than current prevailing        might not be able to recover its
   market interest rates, and the Fund may      investment from the U.S. government.      -  The Chartered Financial Analysts
   purchase such securities at a premium.                                                    --REGISTERED TRADEMARK--
   If these securities experience a          ABOUT INDEXES USED IN THIS REPORT               (CFA--REGISTERED TRADEMARK--)
   faster-than-expected principal                                                            designation is globally recognized and
   prepayment rate, both the market value    -  The BARCLAYS CAPITAL U.S. AGGREGATE          attests to a charterholder's success in
   and income from such securities will         INDEX covers U.S. investment-grade           a rigorous and comprehensive study
   decrease.                                    fixed-rate bonds with components for         program in the field of investment
                                                government and corporate securities,         management and research analysis.
-  Interest rate risk refers to the risk        mortgage passthroughs, and asset-backed
   that bond prices generally fall as           securities.                               -  The returns shown in management's
   interest rates rise and vice versa.                                                       discussion of Fund performance are
                                                                                             based on net asset values calculated
-  Leveraging entails risks such as
   magnifying changes in the value of the                                                 continued on page 7
   portfolio's securities.

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       AGOVX
=======================================================================================   Class B Shares                       AGVBX
                                                                                          Class C Shares                       AGVCX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class R Shares                       AGVRX
                                                                                          Class Y Shares                       AGVYX
                                                                                          Investor Class Shares                AGIVX
                                                                                          ==========================================


8     AIM U.S. GOVERNMENT FUND

SCHEDULE OF INVESTMENTS

July 31, 2009



                                                       PRINCIPAL
                                                        AMOUNT           VALUE
---------------------------------------------------------------------------------

U.S. GOVERNMENT SPONSORED MORTGAGE-BACKED SECURITIES-90.93%

COLLATERALIZED MORTGAGE OBLIGATIONS-60.75%

Fannie Mae Grantor Trust,
  5.34%, 04/25/12                                    $  8,000,000    $  8,592,837
---------------------------------------------------------------------------------
Fannie Mae REMICs,
  4.50%, 05/25/15 to 07/25/28                           4,221,961       4,312,966
---------------------------------------------------------------------------------
  5.00%, 12/25/15 to 01/25/2026                         7,873,610       8,054,974
---------------------------------------------------------------------------------
  5.50%, 02/25/17 to 03/01/2038                        38,331,418      39,111,078
---------------------------------------------------------------------------------
  6.00%, 02/25/21 to 10/25/33                          51,867,786      53,321,996
---------------------------------------------------------------------------------
  6.50%, 07/25/23                                         762,361         767,317
---------------------------------------------------------------------------------
Freddie Mac REMICs,
  5.50%, 07/15/10 to 10/15/28                         108,351,370     110,903,986
---------------------------------------------------------------------------------
  6.75%, 06/15/11                                         160,630         164,919
---------------------------------------------------------------------------------
  5.38%, 08/15/11 to 09/15/11                           2,877,603       2,982,800
---------------------------------------------------------------------------------
  5.25%, 08/15/11 to 08/15/32                          13,862,151      14,390,908
---------------------------------------------------------------------------------
  5.00%, 06/15/14 to 02/15/29                          36,903,636      37,903,740
---------------------------------------------------------------------------------
  2.56%, 01/15/15                                          60,764          60,786
---------------------------------------------------------------------------------
  4.50%, 06/15/15 to 08/15/27                           8,634,895       8,809,241
---------------------------------------------------------------------------------
  3.50%, 06/15/16 to 05/15/22                           5,007,578       5,087,433
---------------------------------------------------------------------------------
  6.00%, 09/15/16 to 09/15/29                          67,574,868      69,130,225
---------------------------------------------------------------------------------
  4.00%, 02/15/17 to 02/15/30                           5,662,266       5,765,297
---------------------------------------------------------------------------------
  5.75%, 12/15/18                                      10,338,289      10,557,836
---------------------------------------------------------------------------------
  4.75%, 04/15/31                                       7,264,385       7,383,208
---------------------------------------------------------------------------------
Ginnie Mae REMICs,
  4.00%, 03/20/29                                         199,055         199,124
---------------------------------------------------------------------------------
  5.50%, 04/16/31                                       6,353,022       6,609,011
=================================================================================
                                                                      394,109,682
=================================================================================


FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)-9.48%

Pass Through Ctfs.,
  7.00%, 11/01/10 to 03/01/36                           5,940,887       6,453,127
---------------------------------------------------------------------------------
  6.50%, 02/01/11 to 02/01/35                           8,783,181       9,462,144
---------------------------------------------------------------------------------
  12.00%, 02/01/13                                            397             441
---------------------------------------------------------------------------------
  8.00%, 12/01/15 to 02/01/35                          10,197,353      11,509,980
---------------------------------------------------------------------------------
  10.00%, 02/01/16 to 04/01/20                            375,154         420,816
---------------------------------------------------------------------------------
  6.00%, 06/01/17 to 05/01/33                           6,470,373       6,864,906
---------------------------------------------------------------------------------
  10.50%, 08/01/19 to 01/01/21                             66,338          74,595
---------------------------------------------------------------------------------
  8.50%, 09/01/20 to 05/01/26                             202,564         220,292
---------------------------------------------------------------------------------
  9.50%, 11/01/20 to 04/01/25                             317,469         357,760
---------------------------------------------------------------------------------
  9.00%, 06/01/21 to 04/01/25                           1,328,156       1,473,137
---------------------------------------------------------------------------------
  7.05%, 05/20/27                                         616,441         674,715
---------------------------------------------------------------------------------
  7.50%, 09/01/30 to 05/01/34                           6,962,262       7,771,509
---------------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  4.50%, 08/01/39(a)                                    9,000,000       9,039,375
---------------------------------------------------------------------------------
  5.00%, 08/01/39(a)                                    7,000,000       7,158,592
=================================================================================
                                                                       61,481,389
=================================================================================


FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-15.42%

Pass Through Ctfs.,
  7.50%, 08/01/10 to 08/01/36                          11,357,338      12,614,068
---------------------------------------------------------------------------------
  7.00%, 05/01/11 to 06/01/36                          19,106,793      20,957,035
---------------------------------------------------------------------------------
  8.00%, 02/01/12 to 11/01/37                          12,125,146      13,592,503
---------------------------------------------------------------------------------
  8.50%, 06/01/12 to 08/01/37                           6,524,656       7,368,863
---------------------------------------------------------------------------------
  6.00%, 10/01/13 to 04/01/24                           3,651,546       3,884,830
---------------------------------------------------------------------------------
  6.50%, 06/01/14 to 09/01/34                           8,753,170       9,415,010
---------------------------------------------------------------------------------
  9.50%, 07/01/16 to 08/01/22                              59,575          65,408
---------------------------------------------------------------------------------
  9.00%, 12/01/16                                         116,177         129,154
---------------------------------------------------------------------------------
  5.00%, 01/01/17 to 12/01/18                           3,092,730       3,252,554
---------------------------------------------------------------------------------
  10.00%, 12/20/19 to 12/20/21                            444,568         490,481
---------------------------------------------------------------------------------
  5.50%, 03/01/21 to 10/01/22                           1,389,059       1,456,948
---------------------------------------------------------------------------------
  6.75%, 07/01/24                                       1,256,673       1,380,189
---------------------------------------------------------------------------------
  10.29%, 04/20/25                                        158,998         176,705
---------------------------------------------------------------------------------
  6.95%, 07/01/25 to 09/01/26                             293,846         325,118
---------------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  4.00%, 08/01/24(a)                                    4,000,000       4,038,752
---------------------------------------------------------------------------------
  4.50%, 08/01/24 to 08/01/39(a)                       12,000,000      12,219,375
---------------------------------------------------------------------------------
  5.00%, 08/01/39(a)                                    8,500,000       8,697,889
=================================================================================
                                                                      100,064,882
=================================================================================


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)-5.28%

Pass Through Ctfs.,
  9.50%, 10/15/09 to 03/15/23                             209,665         234,392
---------------------------------------------------------------------------------
  11.00%, 12/15/09 to 09/15/15                              1,473           1,562
---------------------------------------------------------------------------------
  12.50%, 11/15/10                                            508             494
---------------------------------------------------------------------------------
  13.00%, 01/15/11 to 12/15/14                             34,474          39,919
---------------------------------------------------------------------------------
  13.50%, 05/15/11 to 04/15/15                             23,469          25,910
---------------------------------------------------------------------------------
  7.00%, 08/20/12 to 12/15/36(b)                        3,948,628       4,333,707
---------------------------------------------------------------------------------
  12.00%, 02/15/13 to 07/15/15                             21,070          22,538
---------------------------------------------------------------------------------
  10.50%, 02/15/16                                          3,233           3,603
---------------------------------------------------------------------------------
  10.00%, 06/15/16 to 07/15/24                            572,913         631,358
---------------------------------------------------------------------------------
  8.50%, 09/20/16 to 01/15/37                             160,501         173,559
---------------------------------------------------------------------------------
  9.00%, 10/15/16 to 04/15/21                              45,763          50,192
---------------------------------------------------------------------------------
  8.75%, 10/20/16                                          40,043          43,445
---------------------------------------------------------------------------------
  8.00%, 03/20/17 to 08/15/36                           3,870,864       4,392,805
---------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM U.S. GOVERNMENT FUND

                                                       PRINCIPAL
                                                        AMOUNT           VALUE
---------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)-(CONTINUED)

  6.50%, 09/15/17 to 04/15/35                        $ 13,302,462    $ 14,387,318
---------------------------------------------------------------------------------
  6.95%, 07/20/25 to 11/20/26                           1,461,061       1,595,511
---------------------------------------------------------------------------------
  7.50%, 03/15/26 to 10/15/35                           3,945,385       4,376,589
---------------------------------------------------------------------------------
  6.00%, 12/15/28 to 08/15/33(b)                        3,709,136       3,926,645
=================================================================================
                                                                       34,239,547
=================================================================================
     Total U.S. Government Sponsored Mortgage-
       Backed Securities (Cost $581,544,208)                          589,895,500
=================================================================================



U.S. GOVERNMENT SPONSORED AGENCY SECURITIES-9.57%

FEDERAL FARM CREDIT BANK (FFCB)-3.76%

Bonds, 5.75%, 01/18/22                                 16,000,000      16,977,275
---------------------------------------------------------------------------------
Medium-Term Notes, 5.75%, 12/07/28                      7,000,000       7,421,881
=================================================================================
                                                                       24,399,156
=================================================================================


FEDERAL HOME LOAN BANK (FHLB)-3.40%

Sr. Global Bonds, 1.88%, 06/20/12                      12,000,000      12,044,114
---------------------------------------------------------------------------------
Unsec. Global Notes, 1.38%, 05/16/11                   10,000,000      10,045,133
=================================================================================
                                                                       22,089,247
=================================================================================


FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)-0.58%

Sr. Unsec. Global Notes, 1.75%, 06/15/12                3,750,000       3,752,758
=================================================================================


FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-1.83%

Unsec. Global Notes,
  1.75%, 03/23/11                                      10,000,000      10,109,484
---------------------------------------------------------------------------------
  1.75%, 08/10/12                                       1,750,000       1,748,638
=================================================================================
                                                                       11,858,122
=================================================================================
  Total U.S. Government Sponsored Agency
  Securities (Cost $60,156,435)                                        62,099,283
=================================================================================



U.S. TREASURY SECURITIES-3.81%

U.S. TREASURY NOTES-3.37%

  3.50%, 08/15/09(b)                                    1,515,000       1,515,977
---------------------------------------------------------------------------------
  3.13%, 11/30/09(b)                                      965,000         973,934
---------------------------------------------------------------------------------
  1.13%, 06/30/11                                       2,900,000       2,902,719
---------------------------------------------------------------------------------
  3.13%, 05/15/19(b)                                   17,000,000      16,476,719
=================================================================================
                                                                       21,869,349
=================================================================================


U.S. TREASURY BONDS-0.44%

  4.25%, 05/15/39                                       2,900,000       2,870,547
=================================================================================
     Total U.S. Treasury Securities (Cost
       $24,438,734)                                                    24,739,896
=================================================================================



FOREIGN SOVEREIGN BONDS-0.34%

SOVEREIGN DEBT-0.34%

Israel Government Agency for International
  Development (AID) Bond (Israel), Gtd. Global
  Bonds, 5.13%, 11/01/24 (Cost $2,218,514)              2,200,000       2,191,876
=================================================================================


                                                        SHARES

MONEY MARKET FUNDS-1.04%

Government & Agency Portfolio-Institutional Class
  (Cost $6,748,104)(c)                                  6,748,104       6,748,104
=================================================================================
TOTAL INVESTMENTS-105.69% (Cost $675,105,995)                         685,674,659
=================================================================================
OTHER ASSETS LESS LIABILITIES-(5.69)%                                 (36,918,849)
=================================================================================
NET ASSETS-100.00%                                                   $648,755,810
_________________________________________________________________________________
=================================================================================




Investment Abbreviations:

Ctfs.   - Certificates
Gtd.    - Guaranteed
REMICs  - Real Estate Mortgage Investment Conduits
Sr.     - Senior
TBA     - To Be Announced
Unsec.  - Unsecured


Notes to Schedule of Investments:

(a) Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1J.
(b) All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M and Note 4.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM U.S. GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2009




ASSETS:

Investments, at value (Cost $668,357,891)                           $678,926,555
--------------------------------------------------------------------------------
Investments in affiliated money market funds, at value and cost        6,748,104
================================================================================
     Total investments, at value (Cost $675,105,995)                 685,674,659
================================================================================
Receivables for:
  Variation margin                                                     2,941,163
--------------------------------------------------------------------------------
  Fund shares sold                                                       987,341
--------------------------------------------------------------------------------
  Dividends and Interest                                               3,178,942
--------------------------------------------------------------------------------
  Principal paydowns                                                      26,814
--------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans         49,924
--------------------------------------------------------------------------------
Other assets                                                               3,441
================================================================================
     Total assets                                                    692,862,284
________________________________________________________________________________
================================================================================


LIABILITIES:

Payables for:
  Investments purchased                                               41,150,347
--------------------------------------------------------------------------------
  Fund shares reacquired                                               2,019,662
--------------------------------------------------------------------------------
  Amount due custodian                                                   134,601
--------------------------------------------------------------------------------
  Dividends                                                              242,641
--------------------------------------------------------------------------------
  Accrued fees to affiliates                                             424,994
--------------------------------------------------------------------------------
  Accrued other operating expenses                                         6,068
--------------------------------------------------------------------------------
Trustee deferred compensation and retirement plans                       128,161
================================================================================
     Total liabilities                                                44,106,474
================================================================================
Net assets applicable to shares outstanding                         $648,755,810
________________________________________________________________________________
================================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $698,968,280
--------------------------------------------------------------------------------
Undistributed net investment income                                      323,703
--------------------------------------------------------------------------------
Undistributed net realized gain (loss)                               (64,305,725)
--------------------------------------------------------------------------------
Unrealized appreciation                                               13,769,552
================================================================================
                                                                    $648,755,810
________________________________________________________________________________
================================================================================



NET ASSETS:

Class A                                                             $408,039,312
________________________________________________________________________________
================================================================================
Class B                                                             $ 84,500,733
________________________________________________________________________________
================================================================================
Class C                                                             $ 70,061,787
________________________________________________________________________________
================================================================================
Class R                                                             $ 12,446,948
________________________________________________________________________________
================================================================================
Class Y                                                             $  4,111,736
________________________________________________________________________________
================================================================================
Investor Class                                                      $ 51,291,941
________________________________________________________________________________
================================================================================
Institutional Class                                                 $ 18,303,353
________________________________________________________________________________
================================================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                                               46,236,831
________________________________________________________________________________
================================================================================
Class B                                                                9,543,329
________________________________________________________________________________
================================================================================
Class C                                                                7,947,350
________________________________________________________________________________
================================================================================
Class R                                                                1,409,511
________________________________________________________________________________
================================================================================
Class Y                                                                  465,818
________________________________________________________________________________
================================================================================
Investor Class                                                         5,809,137
________________________________________________________________________________
================================================================================
Institutional Class                                                    2,071,686
________________________________________________________________________________
================================================================================
Class A:
  Net asset value per share                                         $       8.82
--------------------------------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $8.82 divided by 95.25%)                   $       9.26
________________________________________________________________________________
================================================================================
Class B:
  Net asset value and offering price per share                      $       8.85
________________________________________________________________________________
================================================================================
Class C:
  Net asset value and offering price per share                      $       8.82
________________________________________________________________________________
================================================================================
Class R:
  Net asset value and offering price per share                      $       8.83
________________________________________________________________________________
================================================================================
Class Y:
  Net asset value and offering price per share                      $       8.83
________________________________________________________________________________
================================================================================
Investor Class:
  Net asset value and offering price per share                      $       8.83
________________________________________________________________________________
================================================================================
Institutional Class:
  Net asset value and offering price per share                      $       8.84
________________________________________________________________________________
================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM U.S. GOVERNMENT FUND

STATEMENT OF OPERATIONS

For the year ended July 31, 2009




INVESTMENT INCOME:

Interest                                                                            $31,906,266
-----------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                            269,921
===============================================================================================
     Total investment income                                                         32,176,187
===============================================================================================


EXPENSES:

Advisory fees                                                                         2,882,534
-----------------------------------------------------------------------------------------------
Administrative services fees                                                            218,044
-----------------------------------------------------------------------------------------------
Custodian fees                                                                           36,058
-----------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                             1,087,620
-----------------------------------------------------------------------------------------------
  Class B                                                                             1,022,040
-----------------------------------------------------------------------------------------------
  Class C                                                                               747,825
-----------------------------------------------------------------------------------------------
  Class R                                                                                46,452
-----------------------------------------------------------------------------------------------
  Investor Class                                                                        124,434
-----------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R, Y and Investor                                     1,513,122
-----------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                      2,687
-----------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                40,570
-----------------------------------------------------------------------------------------------
Other                                                                                   383,267
===============================================================================================
     Total expenses                                                                   8,104,653
===============================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                (43,305)
===============================================================================================
     Net expenses                                                                     8,061,348
===============================================================================================
Net investment income                                                                24,114,839
===============================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                                                 (49,248)
-----------------------------------------------------------------------------------------------
  Futures contracts                                                                  10,095,894
===============================================================================================
                                                                                     10,046,646
===============================================================================================
Change in net unrealized appreciation of:
  Investment securities                                                               8,179,109
-----------------------------------------------------------------------------------------------
  Futures contracts                                                                   1,568,793
===============================================================================================
                                                                                      9,747,902
===============================================================================================
Net realized and unrealized gain                                                     19,794,548
===============================================================================================
Net increase in net assets resulting from operations                                $43,909,387
_______________________________________________________________________________________________
===============================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM U.S. GOVERNMENT FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2009 and 2008



                                                                              JULY 31,        JULY 31,
                                                                                2009            2008
--------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $ 24,114,839    $ 21,400,772
--------------------------------------------------------------------------------------------------------
  Net realized gain                                                           10,046,646       5,456,871
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                                        9,747,902       8,420,215
========================================================================================================
     Net increase in net assets resulting from operations                     43,909,387      35,277,858
========================================================================================================


DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                                    (18,618,917)    (15,088,031)
--------------------------------------------------------------------------------------------------------
  Class B                                                                     (3,615,165)     (4,627,231)
--------------------------------------------------------------------------------------------------------
  Class C                                                                     (2,638,883)     (1,682,754)
--------------------------------------------------------------------------------------------------------
  Class R                                                                       (377,617)       (254,568)
--------------------------------------------------------------------------------------------------------
  Class Y                                                                        (79,826)             --
--------------------------------------------------------------------------------------------------------
  Investor Class                                                              (2,141,257)     (2,049,469)
--------------------------------------------------------------------------------------------------------
  Institutional Class                                                         (1,055,910)     (1,259,459)
========================================================================================================
     Total distributions from net investment income                          (28,527,575)    (24,961,512)
========================================================================================================


SHARE TRANSACTIONS-NET:

  Class A                                                                     62,986,570      50,453,863
--------------------------------------------------------------------------------------------------------
  Class B                                                                    (15,254,344)    (24,403,462)
--------------------------------------------------------------------------------------------------------
  Class C                                                                     23,463,354      11,117,744
--------------------------------------------------------------------------------------------------------
  Class R                                                                      6,023,720       1,623,355
--------------------------------------------------------------------------------------------------------
  Class Y                                                                      4,138,715              --
--------------------------------------------------------------------------------------------------------
  Investor Class                                                               8,475,970         654,188
--------------------------------------------------------------------------------------------------------
  Institutional Class                                                         (6,636,545)      3,010,407
========================================================================================================
     Net increase in net assets resulting from share transactions             83,197,440      42,456,095
========================================================================================================
     Net increase in net assets                                               98,579,252      52,772,441
========================================================================================================


NET ASSETS:

  Beginning of year                                                          550,176,558     497,404,117
========================================================================================================
  End of year (includes undistributed net investment income of $323,703
     and $168,573, respectively)                                            $648,755,810    $550,176,558
________________________________________________________________________________________________________
========================================================================================================




NOTES TO FINANCIAL STATEMENTS

July 31, 2009

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM U.S. Government Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is a high level of current income consistent with reasonable concern for safety of principal.

  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.


13        AIM U.S. GOVERNMENT FUND

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the

14        AIM U.S. GOVERNMENT FUND
      laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. OTHER RISKS -- The Funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

J. DOLLAR ROLL AND FORWARD COMMITMENT TRANSACTIONS -- The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced ("TBA") basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.

        In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a "fee" or a "drop". "Fee" income which is agreed upon amongst the parties at the commencement of the dollar roll and the "drop" which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.

        Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.

        At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.

        Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.


15        AIM U.S. GOVERNMENT FUND

        Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund's overall interest rate exposure.

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

L. FOREIGN CURRENCY CONTRACTS -- The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M. FUTURES CONTRACTS -- The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

N. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
-------------------------------------------------------------------
First $200 million                                            0.50%
-------------------------------------------------------------------
Next $300 million                                             0.40%
-------------------------------------------------------------------
Next $500 million                                             0.35%
-------------------------------------------------------------------
Over $1 billion                                               0.30%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).


16        AIM U.S. GOVERNMENT FUND

  The Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

  For the year ended July 31, 2009, the Advisor waived advisory fees of $22,658.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended July 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $1,618.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended July 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2009, IADI advised the Fund that IADI retained $188,324 in front-end sales commissions from the sale of Class A shares and $27,376, $184,960, $46,345 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--ADDITIONAL VALUATION INFORMATION

Generally Accepted Accounting Principles (GAAP) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs.
             Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.


17        AIM U.S. GOVERNMENT FUND

  The following is a summary of the tiered valuation input levels, as of the end of the reporting period, July 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                                                     LEVEL 1         LEVEL 2       LEVEL 3         TOTAL
---------------------------------------------------------------------------------------------------------------------------
Equity Securities                                                  $6,748,104     $         --       $--       $  6,748,104
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Debt Securities                                              --       24,739,896        --         24,739,896
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Sponsored Mortgage-Backed Debt
  Securities                                                               --      651,994,783        --        651,994,783
---------------------------------------------------------------------------------------------------------------------------
Foreign Government Debt Securities                                         --        2,191,876        --          2,191,876
===========================================================================================================================
                                                                                                                685,674,659
===========================================================================================================================
Other Investments*                                                  3,200,888               --        --          3,200,888
===========================================================================================================================
  Total Investments                                                $9,948,992     $678,926,555       $--       $688,875,547
___________________________________________________________________________________________________________________________
===========================================================================================================================



* Other Investments includes futures, which are included at unrealized appreciation.

NOTE 4--DERIVATIVE INVESTMENTS

Effective February 1, 2009, the Fund has adopted the provisions of FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities. The standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position and financial performance. The adoption of this provision has no impact on the results of operations reported in the financial statements.

VALUE OF DERIVATIVE INSTRUMENTS AT PERIOD-END

The Table below summarizes the value of the Fund's derivative instruments, detailed by primary risk exposure, held as of July 31, 2009:

                                                                                        VALUE
                                                                             --------------------------
RISK EXPOSURE/ DERIVATIVE TYPE                                                 ASSETS       LIABILITIES
-------------------------------------------------------------------------------------------------------
Interest rate risk
  Futures contracts(a)                                                       $3,577,052      $(376,164)
_______________________________________________________________________________________________________
=======================================================================================================



(a) Includes cumulative appreciation (depreciation) of futures contracts. Only current day's variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS FOR THE SIX MONTHS ENDED JULY 31, 2009

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

                                                                           INCLUSION OF GAIN (LOSS) ON
                                                                             STATEMENT OF OPERATIONS
                                                                           ---------------------------
                                                                                     FUTURES*
------------------------------------------------------------------------------------------------------
Realized Gain (Loss)
  Interest rate risk                                                               $ (6,056,719)
======================================================================================================
Change in Unrealized Appreciation (Depreciation)
  Interest rate risk                                                                 (7,003,233)
======================================================================================================
Total                                                                              $(13,059,952)
______________________________________________________________________________________________________
======================================================================================================



* The average value outstanding of futures during the period was $408,106,357.

FUTURES CONTRACTS AT PERIOD-END


                                                  OPEN FUTURES CONTRACTS
--------------------------------------------------------------------------------------------------------------------------
                                                       NUMBER OF            MONTH/                             UNREALIZED
CONTRACT                                               CONTRACTS          COMMITMENT             VALUE        APPRECIATION
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes                                 368       September 2009/Long     $ 79,700,750      $   39,715
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                               1,385       September 2009/Long      159,805,196         276,937
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                224       September 2009/Long       26,271,000         323,456
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Bonds                                886       September 2009/Long      105,434,000       2,560,780
==========================================================================================================================
  Total                                                                                      $371,210,946      $3,200,888
__________________________________________________________________________________________________________________________
==========================================================================================================================





18        AIM U.S. GOVERNMENT FUND

NOTE 5--EXPENSE OFFSET ARRANGEMENT(S)

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $19,029.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended July 31, 2009, the Fund paid legal fees of $4,940 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--CASH BALANCES

The Fund may borrow for leveraging in an amount up to 5% of the Fund's total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund's total assets.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED JULY 31, 2009 AND 2008:

                                                                                 2009            2008
--------------------------------------------------------------------------------------------------------
Ordinary income                                                              $28,527,575     $24,961,512
________________________________________________________________________________________________________
========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2009
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $    457,172
------------------------------------------------------------------------------------------------
Net unrealized appreciation -- investments                                            10,626,561
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                          (134,526)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (61,161,677)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        698,968,280
================================================================================================
Total net assets                                                                    $648,755,810
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to futures contracts.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.


19        AIM U.S. GOVERNMENT FUND

  The Fund utilized $7,010,488 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of July 31, 2009 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
July 31, 2012                                                                      $ 9,129,717
-----------------------------------------------------------------------------------------------
July 31, 2013                                                                       15,201,178
-----------------------------------------------------------------------------------------------
July 31, 2014                                                                       17,513,797
-----------------------------------------------------------------------------------------------
July 31, 2015                                                                       16,185,574
-----------------------------------------------------------------------------------------------
July 31, 2016                                                                        3,131,411
===============================================================================================
Total capital loss carryforward                                                    $61,161,677
_______________________________________________________________________________________________
===============================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended July 31, 2009 was $512,116,452 and $423,759,237, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $49,575,365 and $38,950,766, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $11,118,305
-----------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                           (491,744)
===============================================================================================
Net unrealized appreciation of investment securities                                $10,626,561
_______________________________________________________________________________________________
===============================================================================================
Cost of investments for tax purposes is $675,048,098.


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of non-deductible proxy costs and paydown reclasses, on July 31, 2009, undistributed net investment income was increased by $4,567,866, undistributed net realized gain (loss) was decreased by $4,547,729 and shares of beneficial interest decreased by $20,137. This reclassification had no effect on the net assets of the Fund.


20        AIM U.S. GOVERNMENT FUND

NOTE 11--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED
                                                           ---------------------------------------------------------------
                                                                  JULY 31, 2009(a)                   JULY 31, 2008
                                                           -----------------------------     -----------------------------
                                                              SHARES           AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                   32,349,025     $ 285,258,224      14,876,823     $ 128,174,015
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                    5,552,957        49,023,409       3,602,899        31,168,568
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                    8,441,045        74,446,665       3,379,437        29,190,265
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                    1,122,855         9,969,266         396,042         3,421,732
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                   832,238         7,362,873              --                --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                             3,011,709        26,528,656       1,249,737        10,770,651
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          327,276         2,897,444         642,684         5,525,410
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                    1,867,708        16,537,597       1,557,286        13,404,769
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      352,083         3,124,896         452,285         3,903,800
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      260,592         2,306,933         173,735         1,495,200
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                       42,480           376,291          29,302           252,519
--------------------------------------------------------------------------------------------------------------------------
  Class Y                                                        5,872            52,057              --                --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                               227,079         2,010,532         221,752         1,909,867
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          119,299         1,055,204         146,135         1,259,418
==========================================================================================================================
Automatic conversion of Class B shares to Class A
  shares:
  Class A                                                    2,731,975        24,228,339       2,710,491        23,325,003
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                   (2,723,607)      (24,228,339)     (2,701,280)      (23,325,003)
==========================================================================================================================
Reacquired:
  Class A(b)                                               (29,588,376)     (263,037,590)    (13,334,344)     (114,449,924)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                   (4,860,461)      (43,174,310)     (4,195,285)      (36,150,827)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                   (6,008,492)      (53,290,244)     (2,278,912)      (19,567,721)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                     (485,976)       (4,321,837)       (237,337)       (2,050,896)
--------------------------------------------------------------------------------------------------------------------------
  Class Y                                                     (372,292)       (3,276,215)             --                --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                         (2,274,540)      (20,063,218)     (1,397,231)      (12,026,330)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                       (1,212,245)      (10,589,193)       (437,457)       (3,774,421)
==========================================================================================================================
     Net increase in share activity                          9,718,204     $  83,197,440       4,856,762     $  42,456,095
__________________________________________________________________________________________________________________________
==========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 15% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

     CLASS                                                                        SHARES        AMOUNT
     --------------------------------------------------------------------------------------------------
     Class Y                                                                      66,821      $ 581,346
     --------------------------------------------------------------------------------------------------
     Class A                                                                     (65,507)      (569,914)
     --------------------------------------------------------------------------------------------------
     Investor Class                                                               (1,312)       (11,432)
     __________________________________________________________________________________________________
     ==================================================================================================





21        AIM U.S. GOVERNMENT FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                      NET GAINS
                           NET ASSET                 (LOSSES) ON                 DIVIDENDS
                             VALUE,       NET     SECURITIES (BOTH  TOTAL FROM   FROM NET    NET ASSET               NET ASSETS,
                           BEGINNING  INVESTMENT    REALIZED AND    INVESTMENT  INVESTMENT  VALUE, END    TOTAL     END OF PERIOD
                           OF PERIOD    INCOME       UNREALIZED)    OPERATIONS    INCOME     OF PERIOD  RETURN(a)  (000S OMITTED)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 07/31/09          $8.62       $0.32(d)      $ 0.26          $0.58      $(0.38)      $8.82       6.81%      $408,039
Year ended 07/31/08           8.44        0.37(d)        0.23           0.60       (0.42)       8.62       7.28        335,216
Year ended 07/31/07           8.49        0.38(d)        0.01           0.39       (0.44)       8.44       4.72        278,955
Year ended 07/31/06           8.83        0.33(d)       (0.24)          0.09       (0.43)       8.49       1.10        313,107
Year ended 07/31/05           9.01        0.30          (0.06)          0.24       (0.42)       8.83       2.66        407,096
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 07/31/09           8.65        0.26(d)        0.26           0.52       (0.32)       8.85       6.01         84,501
Year ended 07/31/08           8.46        0.30(d)        0.25           0.55       (0.36)       8.65       6.60         97,091
Year ended 07/31/07           8.52        0.32(d)        0.00           0.32       (0.38)       8.46       3.82        119,045
Year ended 07/31/06           8.86        0.27(d)       (0.24)          0.03       (0.37)       8.52       0.36        175,638
Year ended 07/31/05           9.04        0.23          (0.06)          0.17       (0.35)       8.86       1.89        269,708
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 07/31/09           8.62        0.26(d)        0.26           0.52       (0.32)       8.82       6.02         70,062
Year ended 07/31/08           8.43        0.30(d)        0.25           0.55       (0.36)       8.62       6.61         45,269
Year ended 07/31/07           8.49        0.32(d)        0.00           0.32       (0.38)       8.43       3.82         33,551
Year ended 07/31/06           8.82        0.27(d)       (0.23)          0.04       (0.37)       8.49       0.48         41,849
Year ended 07/31/05           9.00        0.23          (0.06)          0.17       (0.35)       8.82       1.90         56,650
---------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 07/31/09           8.63        0.30(d)        0.26           0.56       (0.36)       8.83       6.54         12,447
Year ended 07/31/08           8.44        0.34(d)        0.25           0.59       (0.40)       8.63       7.14          6,300
Year ended 07/31/07           8.50        0.36(d)        0.00           0.36       (0.42)       8.44       4.34          4,577
Year ended 07/31/06           8.84        0.31(d)       (0.24)          0.07       (0.41)       8.50       0.86          5,320
Year ended 07/31/05           9.01        0.29          (0.07)          0.22       (0.39)       8.84       2.51          4,231
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 07/31/09(f)        8.70        0.29(d)        0.17           0.46       (0.33)       8.83       5.30          4,112
---------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 07/31/09           8.63        0.32(d)        0.26           0.58       (0.38)       8.83       6.82         51,292
Year ended 07/31/08           8.44        0.37(d)        0.25           0.62       (0.43)       8.63       7.45         41,807
Year ended 07/31/07           8.50        0.39(d)        0.00           0.39       (0.45)       8.44       4.65         40,278
Year ended 07/31/06           8.83        0.34(d)       (0.23)          0.11       (0.44)       8.50       1.26         45,437
Year ended 07/31/05           9.01        0.31          (0.07)          0.24       (0.42)       8.83       2.69         62,994
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 07/31/09           8.63        0.36(d)        0.27           0.63       (0.42)       8.84       7.42         18,303
Year ended 07/31/08           8.45        0.41(d)        0.24           0.65       (0.47)       8.63       7.80         24,494
Year ended 07/31/07           8.50        0.43(d)        0.01           0.44       (0.49)       8.45       5.25         20,997
Year ended 07/31/06           8.84        0.38(d)       (0.24)          0.14       (0.48)       8.50       1.63          6,183
Year ended 07/31/05(f)        8.90        0.10          (0.04)          0.06       (0.12)       8.84       0.67            771
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                               RATIO OF          RATIO OF
                               EXPENSES          EXPENSES
                              TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                              NET ASSETS      ASSETS WITHOUT   INVESTMENT
                           WITH FEE WAIVERS    FEE WAIVERS       INCOME
                            AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                              ABSORBED(b)        ABSORBED      NET ASSETS   TURNOVER(c)
---------------------------------------------------------------------------------------
CLASS A
Year ended 07/31/09              0.98%(e)          0.98%(e)       3.65%(e)       69%
Year ended 07/31/08              1.06              1.06           4.25          112
Year ended 07/31/07              1.06              1.07           4.48           37
Year ended 07/31/06              1.22              1.23           3.87          169
Year ended 07/31/05              1.19              1.20           3.55          124
---------------------------------------------------------------------------------------
CLASS B
Year ended 07/31/09              1.73(e)           1.73(e)        2.90(e)        69
Year ended 07/31/08              1.81              1.81           3.50          112
Year ended 07/31/07              1.81              1.82           3.73           37
Year ended 07/31/06              1.97              1.98           3.12          169
Year ended 07/31/05              1.94              1.95           2.80          124
---------------------------------------------------------------------------------------
CLASS C
Year ended 07/31/09              1.73(e)           1.73(e)        2.90(e)        69
Year ended 07/31/08              1.81              1.81           3.50          112
Year ended 07/31/07              1.81              1.82           3.73           37
Year ended 07/31/06              1.97              1.98           3.12          169
Year ended 07/31/05              1.94              1.95           2.80          124
---------------------------------------------------------------------------------------
CLASS R
Year ended 07/31/09              1.23(e)           1.23(e)        3.40(e)        69
Year ended 07/31/08              1.31              1.31           4.00          112
Year ended 07/31/07              1.31              1.32           4.23           37
Year ended 07/31/06              1.47              1.48           3.62          169
Year ended 07/31/05              1.44              1.45           3.30          124
---------------------------------------------------------------------------------------
CLASS Y
Year ended 07/31/09(f)           0.71(e)(g)        0.71(e)(g)     3.92(e)(g)     69
---------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 07/31/09              0.98(e)           0.98(e)        3.65(e)        69
Year ended 07/31/08              1.02              1.02           4.29          112
Year ended 07/31/07              1.02              1.03           4.52           37
Year ended 07/31/06              1.15              1.16           3.94          169
Year ended 07/31/05              1.17              1.18           3.57          124
---------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 07/31/09              0.52(e)           0.52(e)        4.11(e)        69
Year ended 07/31/08              0.56              0.56           4.75          112
Year ended 07/31/07              0.54              0.55           5.00           37
Year ended 07/31/06              0.70              0.71           4.39          169
Year ended 07/31/05(f)           0.81(g)           0.82(g)        3.94(g)       124
_______________________________________________________________________________________
=======================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b) Ratio of interest expense to average net assets was 0.14% and 0.20% for the years ended July 31, 2006 and 2005, respectively.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)  Calculated using average shares outstanding.
(e) Ratios are based on average daily net assets (000's omitted) of $435,048, $102,204, $74,782, $9,290, $2,098, $49,774 and $22,193 for Class A, Class
     B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(f) Commencement date of October 3, 2008 and April 29, 2005 for Class Y and Institutional Class shares, respectively.
(g)  Annualized.


22        AIM U.S. GOVERNMENT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Investment Securities Funds and Shareholders of AIM U.S. Government Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM U.S. Government Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

September 18, 2009
Houston, Texas



23        AIM U.S. GOVERNMENT FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2009 through July 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (02/01/09)   (07/31/09)(1)   PERIOD(2)     (07/31/09)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00      $1,007.40       $4.73       $1,020.08       $4.76        0.95%
---------------------------------------------------------------------------------------------------
        B            1,000.00       1,002.60        8.44        1,016.36        8.50        1.70
---------------------------------------------------------------------------------------------------
        C            1,000.00       1,003.70        8.45        1,016.36        8.50        1.70
---------------------------------------------------------------------------------------------------
        R            1,000.00       1,006.20        5.97        1,018.84        6.01        1.20
---------------------------------------------------------------------------------------------------
        Y            1,000.00       1,008.70        3.49        1,021.32        3.51        0.70
---------------------------------------------------------------------------------------------------
    Investor         1,000.00       1,007.40        4.73        1,020.08        4.76        0.95
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2009 through July 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.


24        AIM U.S. GOVERNMENT FUND

Supplement to Annual Report dated 7/31/09

AIM U.S. GOVERNMENT FUND

INSTITUTIONAL CLASS SHARES                   ==========================================      The total annual Fund operating expense
                                                                                          ratio set forth in the most recent Fund
The following information has been           AVERAGE ANNUAL TOTAL RETURNS                 prospectus as of the date of this
prepared to provide Institutional Class      For periods ended 7/31/09                    supplement for Institutional Class shares
shareholders with a performance overview                                                  was 0.56%. The expense ratio presented
specific to their holdings. Institutional    10 Years                              5.28%  above may vary from the expense ratios
Class shares are offered exclusively to       5 Years                              4.97   presented in other sections of the actual
institutional investors, including defined    1 Year                               7.42   report that are based on expenses incurred
contribution plans that meet certain                                                      during the period covered by the report.
criteria.                                    ==========================================
                                                                                             Please note that past performance is
                                             ==========================================   not indicative of future results. More
                                                                                          recent returns may be more or less than
                                             AVERAGE ANNUAL TOTAL RETURNS                 those shown. All returns assume
                                             For periods ended 6/30/09, the most recent   reinvestment of distributions at NAV.
                                             calendar quarter-end                         Investment return and principal value will
                                                                                          fluctuate so your shares, when redeemed,
                                             10 Years                              5.19%  may be worth more or less than their
                                              5 Years                              4.94   original cost. See full report for
                                              1 Year                               7.22   information on comparative benchmarks.
                                                                                          Please consult your Fund prospectus for
                                             ==========================================   more information. For the most current
                                                                                          month-end performance, please call
                                             Institutional Class shares' inception date   800 451 4246 or visit invescoaim.com.
                                             is April 29, 2005. Returns since that date
                                             are historical returns. All other returns
                                             are blended returns of historical
                                             Institutional Class share performance and
                                             restated Class A share performance (for
                                             periods prior to the inception date of
                                             Institutional Class shares) at net asset
                                             value (NAV) and reflect the Rule 12b-1
                                             fees applicable to Class A shares. Class A
                                             shares' inception date is April 28, 1987.

                                                Institutional Class shares have no
                                             sales charge; therefore, performance is at
                                             NAV. Performance of Institutional Class
                                             shares will differ from performance of
                                             other share classes primarily due to
                                             differing sales charges and class
                                             expenses.

==========================================
NASDAQ SYMBOL                        AGOIX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY -- NOT FOR USE WITH THE PUBLIC

THIS MATERIAL IS FOR INSTITUTIONAL INVESTOR USE ONLY AND MAY NOT BE QUOTED, REPRODUCED,
SHOWN TO THE PUBLIC OR USED IN WRITTEN FORM AS SALES LITERATURE FOR PUBLIC USE.

                                                                                                                  [INVESCO AIM LOGO]
                                                                                                                   --SERVICE MARK--

invescoaim.com   GOV-INS-1   Invesco Aim Distributors, Inc.

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2009 through July 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (02/01/09)   (07/31/09)(1)   PERIOD(2)     (07/31/09)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00      $1,009.70       $2.44       $1,022.36       $2.46        0.49%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2009 through July 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.


AIM U.S. GOVERNMENT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees (the Board) of AIM     mance, investment objective(s), policies,    provided at their meetings throughout the
Investment Securities Funds is required      strategies and limitations of these funds.   year as part of their ongoing oversight of
under the Investment Company Act of 1940                                                  the Fund, and did not identify any
to approve annually the renewal of the AIM      In addition to their meetings             particular factor that was controlling.
U.S. Government Fund (the Fund) investment   throughout the year, the Sub-Committees      Each Trustee may have evaluated the
advisory agreement with Invesco Aim          meet at designated contract renewal          information provided differently from
Advisors, Inc. (Invesco Aim) and the         meetings each year to conduct an in-depth    another Trustee and attributed different
Master Intergroup Sub-Advisory Contract      review of the performance, fees, expenses,   weight to the various factors. The
for Mutual Funds (the sub-advisory           and other matters related to their           Trustees recognized that the advisory
contracts) with Invesco Asset Management     assigned funds. During the contract          arrangements and resulting advisory fees
Deutschland GmbH, Invesco Asset Management   renewal process, the Trustees receive        for the Fund and the other AIM Funds are
Limited, Invesco Asset Management (Japan)    comparative performance and fee data         the result of years of review and
Limited, Invesco Australia Limited,          regarding the AIM Funds prepared by an       negotiation between the Trustees and
Invesco Global Asset Management (N.A.),      independent company, Lipper, Inc.            Invesco Aim, that the Trustees may focus
Inc., Invesco Hong Kong Limited, Invesco     (Lipper), under the direction and            to a greater extent on certain aspects of
Institutional (N.A.), Inc., Invesco Senior   supervision of the Senior Officer who also   these arrangements in some years than in
Secured Management, Inc. and Invesco         prepares a separate analysis of this         others, and that the Trustees'
Trimark Ltd. (collectively, the Affiliated   information for the Trustees. Each           deliberations and conclusions in a
Sub-Advisers). During contract renewal       Sub-Committee then makes recommendations to  particular year may be based in part on
meetings held on June 16-17, 2009, the       the Investments Committee regarding the      their deliberations and conclusions
Board as a whole, and the disinterested or   fees and expenses of their assigned funds.   regarding these same arrangements
"independent" Trustees voting separately,    The Investments Committee considers each     throughout the year and in prior years.
approved the continuance of the Fund's       Sub-Committee's recommendations and makes
investment advisory agreement and the        its own recommendations regarding the fees      The discussion below serves as a
sub-advisory contracts for another year,     and expenses of the AIM Funds to the full    summary of the Senior Officer's
effective July 1, 2009. In doing so, the     Board. The Investments Committee also        independent written evaluation with
Board determined that the Fund's             considers each Sub-Committee's               respect to the Fund's investment advisory
investment advisory agreement and the        recommendations in making its annual         agreement as well as a discussion of the
sub-advisory contracts are in the best       recommendation to the Board whether to       material factors and related conclusions
interests of the Fund and its shareholders   approve the continuance of each AIM Fund's   that formed the basis for the Board's
and that the compensation to Invesco Aim     investment advisory agreement and            approval of the Fund's investment advisory
and the Affiliated Sub-Advisers under the    sub-advisory contracts for another year.     agreement and sub-advisory contracts.
Fund's investment advisory agreement and                                                  Unless otherwise stated, information set
sub-advisory contracts is fair and              The independent Trustees met separately   forth below is as of June 17, 2009, and
reasonable.                                  during their evaluation of the Fund's        does not reflect any changes that may have
                                             investment advisory agreement and            occurred since that date, including but
THE BOARD'S FUND EVALUATION PROCESS          sub-advisory contracts with independent      not limited to changes to the Fund's
                                             legal counsel. The independent Trustees      performance, advisory fees, expense
The Board's Investments Committee has        were also assisted in their annual           limitations and/or fee waivers.
established three Sub-Committees that are    evaluation of the Fund's investment
responsible for overseeing the management    advisory agreement by the Senior Officer.    FACTORS AND CONCLUSIONS AND SUMMARY OF
of a number of the series portfolios of      One responsibility of the Senior Officer     INDEPENDENT WRITTEN FEE EVALUATION
the AIM Funds. This Sub-Committee            is to manage the process by which the AIM
structure permits the Trustees to focus on   Funds' proposed management fees are             A. Nature, Extent and Quality of
the performance of the AIM Funds that have   negotiated during the annual contract              Services Provided by Invesco Aim
been assigned to them. The Sub-Committees    renewal process to ensure that they are
meet throughout the year to review the       negotiated in a manner that is at arms'      The Board reviewed the advisory services
performance of their assigned funds, and     length and reasonable. Accordingly, the      provided to the Fund by Invesco Aim under
the Sub-Committees review monthly and        Senior Officer must either supervise a       the Fund's investment advisory agreement,
quarterly comparative performance            competitive bidding process or prepare an    the performance of Invesco Aim in
information and periodic asset flow data     independent written evaluation. The Senior   providing these services, and the
for their assigned funds. These materials    Officer recommended that an independent      credentials and experience of the officers
are prepared under the direction and         written evaluation be provided and, at the   and employees of Invesco Aim who provide
supervision of the independent Senior        direction of the Board, prepared an          these services. The Board's review of the
Officer, an officer of the AIM Funds who     independent written evaluation.              qualifications of Invesco Aim to provide
reports directly to the independent                                                       these services included the Board's
Trustees. Over the course of each year,         During the annual contract renewal        consideration of Invesco Aim's portfolio
the Sub-Committees meet with portfolio       process, the Board considered the factors    and product review process, various back
managers for their assigned funds and        discussed below in evaluating the fairness   office support functions provided by
other members of management and review       and reasonableness of the Fund's             Invesco Aim and its affiliates, and
with these individuals the perfor-           investment advisory agreement and            Invesco Aim's equity and fixed income
                                             sub-advisory contracts. The Board            trading operations. The Board concluded
                                             considered all of the information provided   that the nature, extent and quality of the
                                             to them, including information               advisory services provided to the Fund by
                                                                                          Invesco Aim are

                                                                                                                          continued


25    AIM U.S. GOVERNMENT FUND

appropriate and that Invesco Aim currently   tracts benefit the Fund and its              end of the past calendar year. The Board
is providing satisfactory advisory           shareholders by permitting Invesco Aim to    noted that some comparative data was at
services in accordance with the terms of     utilize the additional resources and         least one year old and that other data did
the Fund's investment advisory agreement.    talent of the Affiliated Sub-Advisers in     not reflect the market downturn that
In addition, based on their ongoing          managing the Fund.                           occurred in the fourth quarter of 2008.
meetings throughout the year with the
Fund's portfolio manager or managers, the       C. Fund Performance                          The Board compared the Fund's
Board concluded that these individuals are                                                sub-advisory fee rate to the effective fee
competent and able to continue to carry      The Board considered Fund performance as a   rates (the advisory fee after any advisory
out their responsibilities under the         relevant factor in considering whether to    fee waivers and before any expense
Fund's investment advisory agreement.        approve the investment advisory agreement    limitations/ waivers) of several
                                             as well as the sub-advisory contracts for    separately managed accounts/wrap accounts
   In determining whether to continue the    the Fund, as Invesco Institutional           advised by Invesco Institutional. The
Fund's investment advisory agreement, the    currently manages assets of the Fund.        Board noted that the Fund's sub-advisory
Board considered the prior relationship                                                   fee rate was above the rate for one
between Invesco Aim and the Fund, as well       The Board compared the Fund's             separately managed account/ wrap account
as the Board's knowledge of Invesco Aim's    performance during the past one, three and   and below the rates for the other
operations, and concluded that it is         five calendar years to the performance of    separately managed accounts/wrap accounts.
beneficial to maintain the current           all funds in the Lipper performance          The Board considered that management of
relationship, in part, because of such       universe that are not managed by Invesco     the separately managed accounts/wrap
knowledge. The Board also considered the     Aim or an Affiliated Sub-Adviser and         accounts by Invesco Institutional involves
steps that Invesco Aim and its affiliates    against the Lipper Intermediate U.S.         different levels of services, different
continue to take to improve the quality      Government Funds Index. The Board noted      operational and regulatory requirements
and efficiency of the services they          that the Fund's performance was in the       and different business considerations than
provide to the AIM Funds in the areas of     first quintile of its performance universe   Invesco Aim's and Invesco Institutional's
investment performance, product line         for the one and three year periods, and in   management of the Fund. The Board
diversification, distribution, fund          the second quintile for the five year        concluded that these differences are
operations, shareholder services and         period (the first quintile being the best    appropriately reflected in the fee
compliance. The Board concluded that the     performing funds and the fifth quintile      structure for the Fund.
quality and efficiency of the services       being the worst performing funds). The
Invesco Aim and its affiliates provide to    Board noted that the Fund's performance         The Board noted that Invesco Aim has
the AIM Funds in each of these areas         was above the performance of the Index for   agreed to reduce the per account transfer
support the Board's approval of the          the one, three and five year periods.        agent fee for all the retail funds,
continuance of the Fund's investment         Although the independent written             including the Fund, effective July 1,
advisory agreement.                          evaluation of the Fund's Senior Officer      2009.
                                             only considered Fund performance through
   B. Nature, Extent and Quality of          the most recent calendar year, the Board        The Board also considered the services
      Services Provided by Affiliated        also reviewed more recent Fund performance   provided by the Affiliated Sub-Advisers
      Sub-Advisers                           and this review did not change their         pursuant to the sub-advisory contracts and
                                             conclusions. The Board noted that, in        the services provided by Invesco Aim
The Board reviewed the services provided     response to the Board's focus on fund        pursuant to the Fund's advisory agreement,
by the Affiliated Sub-Advisers under the     performance, Invesco Aim has taken a         as well as the allocation of fees between
sub-advisory contracts and the credentials   number of actions intended to improve the    Invesco Aim and the Affiliated
and experience of the officers and           investment process for the funds.            Sub-Advisers pursuant to the sub-advisory
employees of the Affiliated Sub-Advisers                                                  contracts. The Board noted that the
who provide these services. The Board           D. Advisory and Sub-Advisory Fees and     sub-advisory fees have no direct effect on
concluded that the nature, extent and              Fee Waivers                            the Fund or its shareholders, as they are
quality of the services provided by the                                                   paid by Invesco Aim to the Affiliated
Affiliated Sub-Advisers are appropriate.     The Board compared the Fund's contractual    Sub-Advisers, and that Invesco Aim and the
The Board noted that the Affiliated          advisory fee rate to the contractual         Affiliated Sub-Advisers are affiliates.
Sub-Advisers, which have offices and         advisory fee rates of funds in the Fund's
personnel that are geographically            Lipper expense group that are not managed       After taking account of the Fund's
dispersed in financial centers around the    by Invesco Aim or an Affiliated              contractual advisory fee rate, the
world, can provide research and other        Sub-Adviser, at a common asset level. The    contractual sub-advisory fee rate, the
information and make recommendations on      Board noted that the Fund's contractual      comparative advisory fee information
the markets and economies of various         advisory fee rate was below the median       discussed above and other relevant
countries and securities of companies        contractual advisory fee rate of funds in    factors, the Board concluded that the
located in such countries or on various      its expense group. The Board also reviewed   Fund's advisory and sub-advisory fees are
types of investments and investment          the methodology used by Lipper in            fair and reasonable.
techniques. The Board noted that             determining contractual fee rates, which
investment decisions for the Fund are made   includes using audited financial data from      E. Economies of Scale and Breakpoints
by Invesco Institutional (N.A.), Inc.        the most recent annual report of each fund
(Invesco Institutional). The Board           in the expense group that was publicly       The Board considered the extent to which
concluded that the sub-advisory con-         available as of the                          there are economies of scale in the
                                                                                          provision of advisory services to the
                                                                                          Fund. The Board also considered whether
                                                                                          the Fund benefits from such economies of
                                                                                          scale through contractual breakpoints in
                                                                                          the Fund's advisory fee schedule. The

                                                                                                                           continued


26    AIM U.S. GOVERNMENT FUND

Board noted that the Fund's contractual         G. Collateral Benefits to Invesco Aim     collateral. The Board concluded that the
advisory fee schedule includes three               and its Affiliates                     Fund's investment of uninvested cash and
breakpoints and that the level of the                                                     cash collateral from any securities
Fund's advisory fees, as a percentage of     The Board considered various other           lending arrangements in the affiliated
the Fund's net assets, has decreased as      benefits received by Invesco Aim and its     money market funds is in the best
net assets increased because of the          affiliates resulting from Invesco Aim's      interests of the Fund and its
breakpoints. Based on this information,      relationship with the Fund, including the    shareholders.
the Board concluded that the Fund's          fees received by Invesco Aim and its
advisory fees appropriately reflect          affiliates for their provision of
economies of scale at current asset          administrative, transfer agency and
levels. The Board also noted that the Fund   distribution services to the Fund. The
shares directly in economies of scale        Board considered the performance of
through lower fees charged by third party    Invesco Aim and its affiliates in
service providers based on the combined      providing these services and the
size of all of the AIM Funds and             organizational structure employed by
affiliates.                                  Invesco Aim and its affiliates to provide
                                             these services. The Board also considered
   F. Profitability and Financial            that these services are provided to the
      Resources                              Fund pursuant to written contracts that
                                             are reviewed and approved on an annual
The Board reviewed information from          basis by the Board. The Board concluded
Invesco Aim concerning the costs of the      that Invesco Aim and its affiliates are
advisory and other services that Invesco     providing these services in a satisfactory
Aim and its affiliates provide to the Fund   manner and in accordance with the terms of
and the profitability of Invesco Aim and     their contracts, and are qualified to
its affiliates in providing these            continue to provide these services to the
services. The Board also reviewed            Fund.
information concerning the financial
condition of Invesco Aim and its                The Board considered the benefits
affiliates. The Board reviewed with          realized by Invesco Aim and the Affiliated
Invesco Aim the methodology used to          Sub-Advisers as a result of portfolio
prepare the profitability information. The   brokerage transactions executed through
Board considered the overall profitability   "soft dollar" arrangements. The Board
of Invesco Ltd., the ultimate parent of      noted that soft dollar arrangements shift
Invesco Aim and the Affiliated               the payment obligation for research and
Sub-Advisers, and of Invesco Aim, as well    execution services from Invesco Aim and
as the profitability of Invesco Aim in       the Affiliated Sub-Advisers to the funds
connection with managing the Fund. The       and therefore may reduce Invesco Aim's and
Board noted that Invesco Aim continues to    the Affiliated Sub-Advisers' expenses. The
operate at a net profit, although the        Board concluded that Invesco Aim's and the
reduction of assets under management as a    Affiliated Sub-Advisers' soft dollar
result of market movements and the           arrangements are appropriate. The Board
increase in voluntary fee waivers for        also concluded that, based on their review
affiliated money market funds have reduced   and representations made by the Chief
the profitability of Invesco Aim and its     Compliance Officer of Invesco Aim, these
affiliates. The Board concluded that the     arrangements are consistent with
Fund's fees are fair and reasonable, and     regulatory requirements.
that the level of profits realized by
Invesco Aim and its affiliates from             The Board considered the fact that the
providing services to the Fund is not        Fund's uninvested cash and cash collateral
excessive in light of the nature, quality    from any securities lending arrangements
and extent of the services provided. The     may be invested in money market funds
Board considered whether Invesco Aim is      advised by Invesco Aim pursuant to
financially sound and has the resources      procedures approved by the Board. The
necessary to perform its obligations under   Board noted that Invesco Aim will receive
the Fund's investment advisory agreement,    advisory fees from these affiliated money
and concluded that Invesco Aim has the       market funds attributable to such
financial resources necessary to fulfill     investments, although Invesco Aim has
these obligations. The Board also            contractually agreed to waive through at
considered whether each Affiliated           least June 30, 2010, the advisory fees
Sub-Adviser is financially sound and has     payable by the Fund in an amount equal to
the resources necessary to perform its       100% of the net advisory fees Invesco Aim
obligations under the sub-advisory           receives from the affiliated money market
contracts, and concluded that each           funds with respect to the Fund's
Affiliated Sub-Adviser has the financial     investment in the affiliated money market
resources necessary to fulfill these         funds of uninvested cash, but not cash
obligations.


27    AIM U.S. GOVERNMENT FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended July 31, 2009:



     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Corporate Dividends Received Deduction*                   0%
     Qualified Dividend Income*                                0%
     U.S. Treasury Obligations*                             1.92%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.


28        AIM U.S. GOVERNMENT FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

        NAME, YEAR          TRUSTEE AND/
 OF BIRTH AND POSITION(S)    OR OFFICER                         PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIP(S)
    HELD WITH THE TRUST        SINCE                              DURING PAST 5 YEARS                             HELD BY TRUSTEE
--------------------------  ------------  -------------------------------------------------------------------  ---------------------
INTERESTED PERSONS

Martin L. Flanagan(1) --    2007          Executive Director, Chief Executive Officer and President, Invesco   None
1960                                      Ltd. (ultimate parent of Invesco Aim and a global investment
Trustee                                   management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds(R); Vice
                                          Chairman, Investment Company Institute; and Member of Executive
                                          Board, SMU Cox School of Business

                                          Formerly: Director, Chairman, Chief Executive Officer and
                                          President, IVZ Inc. (holding company), INVESCO Group Services, Inc.
                                          (service provider) and Invesco North American Holdings, Inc.
                                          (holding company); Director, Chief Executive Officer and President,
                                          Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd. and Chairman,
                                          Investment Company Institute

Philip A. Taylor(2) --      2006          Head of North American Retail and Senior Managing Director, Invesco  None
1954                                      Ltd.; Director, Chief Executive Officer and President, Invesco Aim
Trustee, President and                    Advisors, Inc. and 1371 Preferred Inc. (holding company); Director,
Principal Executive                       Chairman, Chief Executive Officer and President, Invesco Aim
Officer                                   Management Group, Inc. (financial services holding company) and
                                          Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc.
                                          (registered investment advisor and registered transfer agent) and
                                          AIM GP Canada Inc. (general partner for limited partnerships);
                                          Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services,
                                          Inc. (registered transfer agent) and INVESCO Distributors, Inc.
                                          (registered broker dealer); Director, President and Chairman,
                                          INVESCO Inc. (holding company) and Invesco Canada Holdings Inc.
                                          (holding company); Chief Executive Officer, AIM Trimark Corporate
                                          Class Inc. (corporate mutual fund company) and AIM Trimark Canada
                                          Fund Inc. (corporate mutual fund company); Director and Chief
                                          Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltee
                                          (registered investment advisor and registered transfer agent) and
                                          Invesco Trimark Dealer Inc. (registered broker dealer); Trustee,
                                          President and Principal Executive Officer, The AIM Family of
                                          Funds(R) (other than AIM Treasurer's Series Trust and Short-Term
                                          Investments Trust); Trustee and Executive Vice President, The AIM
                                          Family of Funds(R) (AIM Treasurer's Series Trust and Short-Term
                                          Investments Trust only); and Manager, Invesco PowerShares Capital
                                          Management LLC

                                          Formerly: President, Invesco Trimark Dealer Inc.; Director and
                                          President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada
                                          Fund Inc.; Director and President, Invesco Trimark Ltd./Invesco
                                          Trimark Ltee; Senior Managing Director, Invesco Holding Company
                                          Limited; Trustee and Executive Vice President, Tax-Free Investments
                                          Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive
                                          Officer, The AIM Family of Funds(R) (AIM Treasurer's Series Trust,
                                          Short-Term Investments Trust and Tax-Free Investments Trust only);
                                          President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund
                                          Inc.; and Director, Trimark Trust (federally regulated Canadian trust company)

INDEPENDENT TRUSTEES

Bruce L. Crockett -- 1944   2001          Chairman, Crockett Technology Associates (technology consulting      ACE Limited
Trustee and Chair                         company)                                                             (insurance company);
                                                                                                               Captaris, Inc.
                                                                                                               (unified messaging
                                                                                                               provider); and
                                                                                                               Investment Company
                                                                                                               Institute

Bob R. Baker -- 1936        2003          Retired                                                              None
Trustee

Frank S. Bayley -- 1939     1987          Retired                                                              None
Trustee
                                          Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)

James T. Bunch -- 1942      2003          Founder, Green, Manning & Bunch Ltd., (investment banking firm)      Board of Governors,
Trustee                                                                                                        Western Golf
                                                                                                               Association/Evans
                                                                                                               Scholars Foundation
                                                                                                               and Executive
                                                                                                               Committee, United
                                                                                                               States Golf
                                                                                                               Association

Albert R. Dowden -- 1941     2001         Director of a number of public and private business corporations,    Board of Nature's
Trustee                                   including the Boss Group Ltd. (private investment and management);   Sunshine Products,
                                          Continental Energy Services, LLC (oil and gas pipeline service);     Inc.
                                          Reich & Tang Funds (registered investment company); Annuity and
                                          Life Re (Holdings), Ltd. (reinsurance company), and Homeowners of
                                          America Holding Corporation/Homeowners of America Insurance
                                          Company (property casualty company)

                                          Formerly: Director, CompuDyne Corporation (provider of product and services to the public security market); Director, President and
                                          Chief Executive Officer, Volvo Group North America, Inc.; Senior
                                          Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields -- 1952       2001         Chief Executive Officer, Twenty First Century Group, Inc.            Administaff
Trustee                                   (government affairs company); and Owner and Chief Executive
                                          Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment),  Discovery Global Education Fund (non-profit) and
                                          Cross Timbers Quail Research Ranch (non-profit)

                                          Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling -- 1937     2001          Partner, law firm of Kramer Levin Naftalis and Frankel LLP           Director, Reich &
Trustee                                                                                                        Tang Funds
                                                                                                               (16 portfolios)

Prema Mathai-Davis -- 1950  2001          Retired                                                              None
Trustee

Lewis F. Pennock -- 1942    2001          Partner, law firm of Pennock & Cooper                                None
Trustee

Larry Soll -- 1942          2003          Retired                                                              None
Trustee

Raymond Stickel, Jr. --     2005          Retired                                                              None
1944
Trustee                                   Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)

(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

        NAME, YEAR          TRUSTEE AND/
 OF BIRTH AND POSITION(S)    OR OFFICER                         PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIP(S)
    HELD WITH THE TRUST        SINCE                              DURING PAST 5 YEARS                             HELD BY TRUSTEE
--------------------------  ------------  -------------------------------------------------------------------  ---------------------
OTHER OFFICERS

Russell C. Burk -- 1958     2005          Senior Vice President and Senior Officer of The AIM Family of        N/A
Senior Vice President and                 Funds(R)
Senior Officer
                                          Formerly: Director of Compliance and Assistant General Counsel,
                                          ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                          Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

John M. Zerr -- 1962        2006          Director, Senior Vice President, Secretary and General Counsel,      N/A
Senior Vice President,                    Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and
Chief Legal Officer and                   Invesco Aim Capital Management, Inc.; Director, Senior Vice
Secretary                                 President and Secretary, Invesco Aim Distributors, Inc.; Director,
                                          Vice President and Secretary, Invesco Aim Investment Services, Inc.
                                          and INVESCO Distributors, Inc.; Director and Vice President,
                                          INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal
                                          Officer and Secretary, The AIM Family of Funds(R); and Manager,
                                          Invesco PowerShares Capital Management LLC

                                          Formerly: Director, Vice President and Secretary, Fund Management
                                          Company; Vice President, Invesco Aim Capital Management, Inc.;
                                          Chief Operating Officer and General Counsel, Liberty Ridge Capital,
                                          Inc. (an investment adviser); Vice President and Secretary, PBHG
                                          Funds (an investment company); Vice President and Secretary, PBHG
                                          Insurance Series Fund (an investment company); Chief Operating
                                          Officer, General Counsel and Secretary, Old Mutual Investment
                                          Partners (a broker-dealer); General Counsel and Secretary, Old
                                          Mutual Fund Services (an administrator); General Counsel and
                                          Secretary, Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary,
                                          Old Mutual Capital, Inc. (an investment adviser); and Vice
                                          President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley -- 1959    2004          Global Compliance Director, Invesco Ltd.; and Vice President, The    N/A
Vice President                            AIM Family of Funds(R)

                                          Formerly: Senior Vice President, Invesco Aim Management Group,
                                          Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                          Aim Advisors, Inc. and The AIM Family of Funds(R); Vice President
                                          and Chief Compliance Officer, Invesco Aim Capital Management, Inc.
                                          and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim
                                          Investment Services, Inc. and Fund Management Company

Kevin M. Carome -- 1956     2003          General Counsel, Secretary and Senior Managing Director, Invesco     N/A
Vice President                            Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds
                                          Group, Inc.; Director and Executive Vice President, IVZ, Inc.,
                                          Invesco Group Services, Inc., .Invesco North American Holdings,
                                          Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President,
                                          The AIM Family of Funds(R)

                                          Formerly: Secretary, Invesco North American Holdings, Inc.; Vice
                                          President and Secretary, IVZ, Inc. and Invesco Group Services,
                                          Inc.; Senior Managing Director and Secretary, Invesco Holding
                                          Company Limited; Director, Senior Vice President, Secretary and
                                          General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                          Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                          Inc.; Director, General Counsel and Vice President, Fund Management
                                          Company; Vice President, Invesco Aim Capital Management, Inc. and
                                          Invesco Aim Investment Services, Inc.; Senior Vice President, Chief
                                          Legal Officer and Secretary, The AIM Family of Funds(R); Director
                                          and Vice President, INVESCO Distributors, Inc.; and Chief Executive
                                          Officer and President, INVESCO Funds Group, Inc.

Sheri Morris -- 1964         1999         Vice President, Treasurer and Principal Financial Officer, The AIM   N/A
Vice President, Treasurer                 Family of Funds(R); and Vice President, Invesco Aim Advisors, Inc.,
and Principal Financial                   Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset
Officer                                   Management Inc.

                                          Formerly: Assistant Vice President and Assistant Treasurer, The AIM
                                          Family of Funds(R) and Assistant Vice President, Invesco Aim
                                          Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco
                                          Aim Private Asset Management, Inc.

Karen Dunn Kelley -- 1960   2004          Head of Invesco's World Wide Fixed Income and Cash Management        N/A
Vice President                            Group; Vice President, Invesco Institutional (N.A.), Inc.
                                          (registered investment advisor); Director of Cash Management and
                                          Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim
                                          Capital Management, Inc.; Executive Vice President, Invesco Aim
                                          Distributors, Inc.; Senior Vice President, Invesco Aim Management
                                          Group, Inc.; Vice President, The AIM Family of Funds(R) (other than
                                          AIM Treasurer's Series Trust and Short-Term Investments Trust); and
                                          President and Principal Executive Officer, The AIM Family of
                                          Funds(R) (AIM Treasurer's Series Trust and Short-Term Investments
                                          Trust only)

                                          Formerly: President and Principal Executive Officer, Tax-Free
                                          Investments Trust; Director and President, Fund Management Company;
                                          Chief Cash Management Officer and Managing Director, Invesco Aim
                                          Capital Management, Inc.; and Vice President, Invesco Aim Advisors,
                                          Inc. and The AIM Family of Funds(R) (AIM Treasurer's Series Trust,
                                          Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek -- 1967     2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,      N/A
Anti-Money Laundering                     Inc., Invesco Aim Capital Management, Inc., Invesco Aim
Compliance Officer                        Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco
                                          Aim Private Asset Management, Inc. and The AIM Family of Funds(R)

                                          Formerly: Anti-Money Laundering Compliance Officer, Fund
                                          Management Company; and Manager of the Fraud Prevention
                                          Department, Invesco Aim Investment Services, Inc.

Todd L. Spillane -- 1958    2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior    N/A
Chief Compliance Officer                  Vice President and Chief Compliance Officer, Invesco Aim Advisors,
                                          Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance
                                          Officer, The AIM Family of Funds(R), Invesco Global Asset
                                          Management (N.A.), Inc. (registered investment advisor), Invesco
                                          Institutional (N.A.), Inc., (registered investment advisor),
                                          INVESCO Private Capital Investments, Inc. (holding company),
                                          Invesco Private Capital, Inc. (registered investment advisor) and
                                          Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and
                                          Invesco Aim Investment Services, Inc.

                                          Formerly: Vice President, Invesco Aim Capital Management, Inc. and
                                          Fund Management Company; and Global Head of Product Development,
                                          AIG-Global Investment Group, Inc.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's prospectus for information on the Fund's sub-advisors.

OFFICE OF THE FUND
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

COUNSEL TO THE FUND
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INVESTMENT ADVISOR
Invesco Aim Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

COUNSEL TO THE INDEPENDENT TRUSTEES
Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

DISTRIBUTOR
Invesco Aim Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

TRANSFER AGENT
Invesco Aim Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

AUDITORS
PricewaterhouseCoopers LLP
1201 Louisiana Street
Suite 2900
Houston, TX 77002-5678

CUSTODIAN
State Street Bank and Trust Company
225 Franklin
Boston, MA 02110-2801

[GO PAPERLESS
   GRAPHIC]

====================================================================================================================================

GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

   -  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number      -  EFFICIENT. Stop waiting for regular mail. Your documents
      of trees used to produce paper.                                   will be sent via email as soon as they're available.

   -  ECONOMICAL. Help reduce your Fund's printing and delivery      -  EASY. Download, save and print files using your home
      expenses and put more capital back in your Fund's returns.        computer with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.

====================================================================================================================================

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise.
If you do not want the mailing of these documents to be combined with those for other members of your household, please contact
Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after October 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim
Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital
Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each Fund's prospectus for information on the Fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco
Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

   It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco
Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management          [INVESCO AIM LOGO]
(N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be     --SERVICE MARK--
renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

                                                          invescoaim.com   GOV-AR-1    Invesco Aim Distributors, Inc.

ITEM 2. CODE OF ETHICS.

     As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                                 Percentage of Fees
                                                 Billed Applicable                            Percentage of Fees
                                                    to Non-Audit                             Billed Applicable to
                                                 Services Provided                            Non-Audit Services
                           Fees Billed for     for fiscal year end                           Provided for fiscal
                          Services Rendered       2009 Pursuant to       Fees Billed for         year end 2008
                          to the Registrant          Waiver of        Services Rendered to    Pursuant to Waiver
                         for fiscal year end        Pre-Approval       the Registrant for       of Pre-Approval
                                 2009              Requirement(1)     fiscal year end 2008      Requirement(1)
                         -------------------   --------------------   --------------------   --------------------
Audit Fees                     $413,847                N/A                  $398,793                 N/A
Audit-Related Fees             $      0                  0%                 $      0                   0%
Tax Fees(2)                    $ 94,192                  0%                 $ 77,794                   0%
All Other Fees                 $      0                  0%                 $      0                   0%
                               --------                                     --------
Total Fees                     $508,039                  0%                 $476,587                   0%

PWC billed the Registrant aggregate non-audit fees of $94,192 for the fiscal year ended 2009, and $77,794 for the fiscal year ended 2008, for non-audit services rendered to the Registrant.

----------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Tax fees for the fiscal year end July 31, 2009 includes fees billed for reviewing tax returns and consultation services. Tax fees for the fiscal year end July 31, 2008 includes fees billed for reviewing tax returns and consultation services.

FEES BILLED BY PWC RELATED TO INVESCO AIM AND INVESCO AIM AFFILIATES

     PWC billed Invesco Aim Advisors, Inc. ("Invesco Aim"), the Registrant's adviser, and any entity controlling, controlled by or under common control with Invesco Aim that provides ongoing services to the Registrant ("Invesco Aim Affiliates") aggregate fees for pre-approved non-audit services rendered to Invesco Aim and Invesco Aim Affiliates for the last two fiscal years as follows:

                            Fees Billed for                                Fees Billed for
                           Non-Audit Services                            Non-Audit Services
                          Rendered to Invesco     Percentage of Fees     Rendered to Invesco     Percentage of Fees
                          Aim and Invesco Aim    Billed Applicable to    Aim and Invesco Aim    Billed Applicable to
                         Affiliates for fiscal    Non-Audit Services       Affiliates for        Non-Audit Services
                           year end 2009 That     Provided for fiscal   fiscal year end 2008    Provided for fiscal
                             Were Required           year end 2009       That Were Required        year end 2008
                           to be Pre-Approved     Pursuant to Waiver     to be Pre-Approved    Pursuant to Waiver of
                          by the Registrant's       of Pre-Approval      by the Registrant's        Pre-Approval
                            Audit Committee         Requirement(1)         Audit Committee         Requirement(1)
                         ---------------------   --------------------   --------------------   ---------------------
Audit-Related Fees                 $0                     0%                     $0                      0%
Tax Fees                           $0                     0%                     $0                      0%
All Other Fees                     $0                     0%                     $0                      0%
                                  ---                                           ---
Total Fees(2)                      $0                     0%                     $0                      0%

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco Aim and Invesco Aim Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed Invesco Aim and Invesco Aim Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2009, and $0 for the fiscal year ended 2008, for non-audit services rendered to Invesco Aim and Invesco Aim Affiliates.

     The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco Aim and Invesco Aim Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 18, 2006

STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

NON-AUDIT SERVICES

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

     1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

          a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

          b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

     2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

     3.   Document the substance of its discussion with the Audit Committees.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     -    Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     -    Actuarial services

     -    Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     -    Management functions

     -    Human resources

     -    Broker-dealer, investment adviser, or investment banking services

     -    Legal services

     -    Expert services unrelated to the audit

     -    Any service or product provided for a contingent fee or a commission

     - Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

     - Tax services for persons in financial reporting oversight roles at the Fund

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible.

          PwC advised the Funds' Audit Committee that PwC had identified following matter for consideration under the SEC's auditor independence rules.

          PwC became aware that certain aspects of investment advisory services provided by a PwC network member Firm's Wealth Advisory Practice to its clients (generally high net worth individuals not associated with Invesco) were inconsistent with the SEC's auditor independence requirements of the SEC. The technical violations occurred as a result of professionals of the Wealth Advisory Practice making a single recommendation of an audit client's product to its clients rather than also identifying one or more suitable alternatives for the Wealth Advisory Practice's client to consider. The Wealth Advisory Practice also received commissions from the fund manager. With respect to Invesco and its affiliates, there were 33 cases of single product recommendation and 20 cases of commissions received totaling approximately L7,000. These violations occurred over a two year period and ended in November 2007.

          It should be noted that at no time did The Wealth Advisory Practice recommend products on behalf Invesco and its affiliates. Additionally, members of the audit engagement team were not aware of these violations or services; the advice provided was based on an understanding of the investment objectives of the clients of the Wealth Advisory Practice and not to promote the Company and its affiliates, and the volume and nature of the violations were insignificant. Although PwC received commissions, PwC derived no economic benefit from the commission as any commissions received were deducted from the time based fees charged to the investor client and created no incentive for PwC to recommend the investment.

          PwC advised the Audit Committee that it believes its independence had not been adversely affected as it related to the audits of the Funds by this matter. In reaching this conclusion, PwC noted that during the time of its audits, the engagement team was not aware of the services provided and noted the insignificance of the services provided. Based on the foregoing, PwC did not believe this matter affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the Funds' independent auditor, and, believes that a reasonable investor with knowledge of all the facts would agree with this conclusion.

          Based upon PwC's review, discussion and representations above, the audit committee, in its business judgment, concurred with PwC's conclusions in relation to its independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

     Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of September 21, 2009, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of September 21, 2009, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1) Code of Ethics.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Investment Securities Funds


By: /s/ PHILIP A. TAYLOR
    ---------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: October 7, 2009

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ PHILIP A. TAYLOR
    ---------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: October 7, 2009


By: /s/ Sheri Morris
    ---------------------------------
    Sheri Morris
    Principal Financial Officer

Date: October 7, 2009

                                  EXHIBIT INDEX

12(a)(1) Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.